UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03213

GARTMORE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA	19428
(Address of principal executive offices)	(Zip code)

Eric E. Miller, Esq.

1200 River Road

Suite 1000

Conshohocken, Pennsylvania 19428

(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Gartmore GVIT Nationwide Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GNAT (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Nationwide Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Nationwide Fund (Class I at NAV) returned 13.63% versus 15.79% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 219 funds as of Dec. 31, 2006) was 13.40%.

Despite investors’ concerns about rising interest rates, high oil prices and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at the August, September, October and December Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in the prices of crude oil and natural gas.

Detracting sectors for the Fund included energy and telecommunications. Although our stock selection in energy was positive, we were underweight in the sector during the second half of the year, which hurt the Fund’s relative results. Given the glut of oil and gas inventories that has developed, we are optimistic that our underweighting in the energy sector should pay off in 2007. We also were underweight in the telecommunications sector for much of the period, and we did not own the mega-cap Regional Bell Operating Co. (RBOC) BellSouth Corp., a stock that returned about 80% during the reporting period.

Our strong stock selection in consumer staples and materials aided Fund performance versus the benchmark. In consumer staples, overweight positions by the Fund in Archer Daniels Midland Co. (ADM) and Reynolds American Inc. boosted Fund results. ADM’s earnings benefited from surging demand for ethanol and corn-derivative products, and Reynolds American’s tobacco operations posted strong numbers. In materials, the Fund had sizable holdings in copper producers Phelps Dodge Corp. and Southern Copper Corp.; those stocks performed extremely well because copper prices remained high for most of 2006.

We are encouraged about the outlook for the market because interest rates and inflation have moderated while corporate profit growth is maintaining its momentum. Despite the fact that bearish investors have pointed to the plethora of international tensions in Venezuela, Iraq, Iran, Russia and elsewhere, we are keeping in mind that the stock market has a history of climbing up “walls of worry.” Historically, well-publicized global concerns usually have been completely discounted by the time bearish investors begin ranting about impending calamity. As long as the economy avoids recession in 2007, and we think it will do so, the stock market should continue to offer potential for rewarding opportunities in the foreseeable future.

PORTFOLIO MANAGERS: Gary Haubold, CFA and Joseph Cerniglia, CFA

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

3

Gartmore GVIT Nationwide Fund

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation, (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Nationwide Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	13.63%	7.14%	7.13%
Class II3	13.40%	6.93%	7.03%
Class III[3]	13.71%	7.20%	7.16%
Class IV3	13.63%	7.15%	7.13%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class II shares (July 11, 2002), Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Nationwide Fund, Standard & Poor's 500 Index (S&P 500)(a), and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Nationwide Fund
Class I	Actual		$1,000.00	$1,110.80	$4.31	0.81%
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13	0.81%
Class II	Actual		$1,000.00	$1,109.30	$5.64	1.06%
	Hypothetical	[1]	$1,000.00	$1,019.86	$5.41	1.06%
Class III	Actual		$1,000.00	$1,110.80	$4.31	0.81%
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13	0.81%
Class IV	Actual		$1,000.00	$1,110.80	$4.31	0.81%
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Nationwide Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.1%
Commercial Paper	0.9%
Other Investments*	5.6%
Liabilities in excess of other assets**	-4.6%

100.0%

Top Holdings
Cisco Systems, Inc.	2.1%
Bank of America Corp.	2.0%
International Business Machines Corp.	2.0%
Microsoft Corp.	2.0%
Bear Stearns Cos., Inc.	2.0%
Hewlett-Packard Co.	1.8%
J.P. Morgan Chase & Co.	1.7%
Procter & Gamble Co. (The)	1.6%
Merrill Lynch & Co., Inc.	1.6%
Pfizer, Inc.	1.5%
Other	81.7%

100.0%

Top Industries
Financial Services	13.7%
Retail	9.6%
Insurance	7.5%
Computer Software & Services	7.0%
Oil & Gas	5.8%
Semiconductors	5.0%
Telecommunications	4.5%
Pharmaceuticals	4.3%
Banks	4.2%
Healthcare	3.2%
Other	35.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (98.1%)
Aerospace & Defense (3.0%)
Boeing Co. (The)	165,500	$14,703,020
General Dynamics Corp.	71,570	5,321,230
Northrop Grumman Corp.	203,912	13,804,842
Raytheon Co.	238,720	12,604,416
United Technologies Corp.	131,200	8,202,624

		54,636,132

Airlines (1.3%)
AMR Corp. (b) (c)	531,590	16,069,966
UAL Corp. (b) (c)	139,481	6,137,164
US Airways Group, Inc. (b) (c)	40,700	2,191,695

		24,398,825

Auto Parts & Equipment (0.7%)
Autoliv, Inc.	111,500	6,723,450
Cummins, Inc. (c)	53,450	6,316,721

		13,040,171

Banks (4.2%)
ABN Amro Holding NV ADR — NL	15,100	483,955
Bank of America Corp.	703,432	37,556,234
Bank of New York Co., Inc.	106,500	4,192,905
Barclays PLC ADR — GB (c)	54,600	3,174,444
BB&T Corp. (c)	40,000	1,757,200
Credit Suisse Group ADR — CH	80,000	5,588,000
Deutsche Bank AG	20,000	2,664,800
Northern Trust Corp.	143,850	8,730,257
SunTrust Banks, Inc.	86,620	7,315,059
U.S. Bancorp	147,400	5,334,406

		76,797,260

Business Services (0.5%)
Automatic Data Processing, Inc.	25,800	1,270,650
Knoll, Inc. (c)	89,430	1,967,460
Manpower, Inc.	45,270	3,392,081
MPS Group, Inc. (b) (c)	103,200	1,463,376
Pitney Bowes, Inc.	12,180	562,594
Robert Half Int’l, Inc.	30,000	1,113,600

		9,769,761

Capital Goods (0.8%)
General Electric Co.	278,115	10,348,659
Timken Co. (c)	148,150	4,323,017

		14,671,676

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Chemicals (1.2%)
Dow Chemical Co.	421,900	$16,850,686
Rohm & Haas Co.	109,850	5,615,532

		22,466,218

Commercial Services (0.1%)
Cintas Corp.	58,400	2,319,064

Computer Equipment (2.0%)
International Business Machines Corp.	380,094	36,926,132

Computer Hardware & Peripherals (2.1%)
Hewlett-Packard Co.	787,100	32,420,649
Sun Microsystems, Inc. (b)	1,129,200	6,120,264

		38,540,913

Computer Software & Services (7.0%)
Adobe Systems, Inc. (b)	60,000	2,467,200
Affiliated Computer Services, Class A (b) (c)	18,670	911,843
Cadence Design Systems, Inc. (b)	81,900	1,466,829
Check Point Software Technologies Ltd. (b)	9,600	210,432
Cisco Systems, Inc. (b)	1,435,907	39,243,338
Citrix Systems, Inc. (b)	10,900	294,845
eBay, Inc. (b)	127,991	3,848,689
Fiserv, Inc. (b)	62,210	3,261,048
Google, Inc., Class A (b)	38,910	17,917,277
Infosys Technologies Ltd. ADR — IN (b) (c)	58,200	3,175,392
Microsoft Corp.	1,229,186	36,703,494
Oracle Corp. (b)	840,000	14,397,600
TIBCO Software, Inc (b)	278,800	2,631,872

		126,529,859

Consumer Products (3.2%)
Alberto-Culver Co.	310,500	6,660,225
Liz Claiborne, Inc.	30,000	1,303,800
Procter & Gamble Co. (The)	462,230	29,707,522
VF Corp.	261,470	21,461,458

		59,133,005

Cruise Lines (0.1%)
Carnival Corp.	30,000	1,471,500
Royal Caribbean Cruises Ltd. (c)	26,000	1,075,880

		2,547,380

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Diversified (1.0%)
3M Co.	49,211	$3,835,013
Berkshire Hathaway, Inc., Class B (b)	2,595	9,513,270
IMS Health, Inc.	152,800	4,198,944

		17,547,227

Electronics (1.1%)
Agilent Technologies, Inc. (b)	123,400	4,300,490
Arrow Electronics, Inc. (b)	338,480	10,679,044
Belden CDT, Inc. (c)	28,600	1,117,974
Benchmark Electronics, Inc. (b) (c)	50,500	1,230,180
KLA — Tencor Corp.	55,000	2,736,250

		20,063,938

Financial Services (13.7%)
Affiliated Managers Group, Inc. (b) (c)	24,000	2,523,120
Bear Stearns Cos., Inc.	224,408	36,529,135
Charles Schwab Corp. (The)	34,800	673,032
Citigroup, Inc.	267,713	14,911,614
Federated Investors, Inc., Class B	87,649	2,960,783
Franklin Resources, Inc.	42,100	4,638,157
Goldman Sachs Group, Inc.	107,636	21,457,237
J.P. Morgan Chase & Co.	653,187	31,548,933
KKR Financial Corp. (c)	251,100	6,726,969
Lehman Brothers Holding, Inc.	323,570	25,277,288
Marshall & Ilsley Corp.	34,400	1,654,984
Merrill Lynch & Co., Inc.	309,790	28,841,449
Morgan Stanley	332,051	27,038,913
Morningstar, Inc. (b) (c)	24,800	1,117,240
Nuveen Investments, Inc., Class A (c)	162,900	8,451,252
Raymond James Financial, Inc.	30,000	909,300
SEI Investments Co. (c)	53,500	3,186,460
State Street Corp.	56,560	3,814,406
T. Rowe Price Group, Inc.	296,130	12,961,610
UBS AG	95,700	5,773,581
Wachovia Corp.	85,455	4,866,662
Wells Fargo & Co.	110,400	3,925,824

		249,787,949

Food & Beverage (1.4%)
Brown-Forman Corp., Class B	6,300	417,312
Coca-Cola Enterprises, Inc.	228,950	4,675,159

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Food & Beverage (continued)
Constellation Brands, Inc. (b)	52,300	$1,517,746
General Mills, Inc.	123,500	7,113,600
PepsiCo, Inc.	206,530	12,918,452

		26,642,269

Healthcare (3.2%)
Aetna, Inc.	115,950	5,006,721
Bristol-Myers Squibb Co.	141,100	3,713,752
Community Health Systems, Inc. (b) (c)	85,900	3,137,068
Johnson & Johnson, Inc.	335,549	22,152,945
Manor Care, Inc.	20,500	961,860
McKesson Corp.	32,800	1,662,960
UnitedHealth Group, Inc.	428,673	23,032,600

		59,667,906

Instruments (0.5%)
PerkinElmer, Inc.	178,700	3,972,501
Thermo Fisher Scientific, Inc. (b)	115,000	5,208,350

		9,180,851

Insurance (7.5%)
Allstate Corp.	90,000	5,859,900
American Financial Group, Inc.	144,450	5,187,200
American International Group, Inc.	240,793	17,255,226
Arthur J. Gallagher & Co. (c)	25,000	738,750
Aspen Insurance Holdings Ltd. (c)	58,000	1,528,880
Assurant, Inc.	15,100	834,275
Chubb Corp.	200,100	10,587,291
Cincinnati Financial Corp.	138,600	6,279,966
Hartford Financial Services Group, Inc.	123,100	11,486,461
HCC Insurance Holdings, Inc. (c)	55,400	1,777,786
ING Groep NV ADR — NL	116,300	5,136,971
Lincoln National Corp.	145,500	9,661,200
Manulife Financial Corp.	234,100	7,910,239
MetLife, Inc.	381,407	22,506,827
MGIC Investment Corp. (c)	35,500	2,220,170
Principal Financial Group, Inc.	61,980	3,638,226
Prudential Financial, Inc.	124,065	10,652,221
SAFECO Corp.	108,400	6,780,420
St. Paul Travelers Cos., Inc. (The)	108,900	5,846,841

		135,888,850

9

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Manufacturing (1.3%)
AptarGroup, Inc. (c)	20,800	$1,228,032
Eaton Corp.	80,100	6,018,714
Illinois Tool Works, Inc.	107,000	4,942,330
Joy Global, Inc.	59,100	2,856,894
Nucor Corp.	53,600	2,929,776
Parker Hannifin Corp.	81,450	6,261,876

		24,237,622

Medical (1.5%)
Caremark Rx, Inc.	58,300	3,329,513
Quest Diagnostics, Inc. (c)	135,000	7,155,000
WellPoint, Inc. (b)	222,550	17,512,460

		27,996,973

Metals (0.3%)
Alcoa, Inc.	170,200	5,107,702

Mining (0.8%)
Copanhia Vale do Rio Doce ADR — BR (c)	262,400	7,803,776
Southern Copper Corp. (c)	138,498	7,463,657

		15,267,433

Multimedia (2.8%)
Discovery Holding Co. (b) (c)	40,000	643,600
Idearc, Inc. (b)	20,607	590,391
R.H. Donnelley Corp. (c)	194,900	12,226,077
Time Warner, Inc.	1,153,066	25,113,777
Viacom, Inc., Class B (b)	1	41
Walt Disney Co. (The)	397,600	13,625,752

		52,199,638

Oil & Gas (5.8%)
Cameron International Corp. (b) (c)	40,000	2,122,000
ChevronTexaco Corp.	207,144	15,231,298
ConocoPhillips	269,814	19,413,117
Exxon Mobil Corp.	278,143	21,314,098
Helmerich & Payne, Inc.	201,100	4,920,917
Marathon Oil Corp.	67,318	6,226,915
National-Oilwell Varco, Inc. (b)	50,000	3,059,000
Noble Corp.	29,700	2,261,655
Occidental Petroleum Corp.	15,253	744,804
ONEOK, Inc.	178,000	7,675,360
Sempra Energy	182,174	10,196,279
Tidewater, Inc. (c)	157,900	7,636,044
XTO Energy, Inc. (c)	135,900	6,394,095

		107,195,582

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Paper & Forest Products (0.3%)
Aracruz Celulose SA ADR — BR	27,600	$1,690,224
Temple-Inland, Inc.	95,900	4,414,277

		6,104,501

Pharmaceuticals (4.3%)
AmerisourceBergen Corp.	120,000	5,395,200
Amgen, Inc. (b)	159,100	10,868,121
Gilead Sciences, Inc. (b)	27,900	1,811,547
Merck & Co., Inc.	150,200	6,548,720
Pfizer, Inc.	1,044,990	27,065,241
Schering-Plough Corp.	643,300	15,207,612
Wyeth	247,300	12,592,516

		79,488,957

Restaurants (0.9%)
McDonald’s Corp.	334,700	14,837,251
Sonic Corp. (b) (c)	70,000	1,676,500

		16,513,751

Retail (9.6%)
Abercrombie & Fitch Co., Class A	154,180	10,735,553
Ann Taylor Stores Corp. (b)	193,500	6,354,540
Best Buy Co., Inc.	327,400	16,104,806
Circuit City Stores, Inc.	294,470	5,589,041
Costco Wholesale Corp.	39,200	2,072,504
CVS Corp.	540,800	16,716,128
Federated Department Stores, Inc.	525,380	20,032,739
Hasbro, Inc.	99,400	2,708,650
Home Depot, Inc. (The)	448,281	18,002,965
J.C. Penney Co., Inc.	68,900	5,330,104
Kohl’s Corp. (b)	130,000	8,895,900
Kroger Co.	266,394	6,145,710
Lowe’s Cos., Inc.	215,600	6,715,940
Nordstrom, Inc.	87,900	4,336,986
Office Depot, Inc. (b)	21,290	812,639
SUPERVALU, Inc.	80,000	2,860,000
Talbots, Inc. (The) (c)	12,200	294,020
Target Corp.	157,850	9,005,343
TJX Cos., Inc.	437,530	12,460,854
Wal-Mart Stores, Inc.	109,900	5,075,182
Walgreen Co.	325,800	14,950,962

		175,200,566

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Semiconductors (5.0%)
Analog Devices, Inc.	128,430	$4,221,494
Applied Materials, Inc.	419,200	7,734,240
Avnet, Inc. (b)	102,640	2,620,399
Intel Corp.	930,935	18,851,433
Lam Research Corp. (b)	43,420	2,197,920
Marvel Technology Group Ltd. (b) (c)	470,240	9,023,906
Maxim Integrated Products, Inc.	312,380	9,565,076
MEMC Electronic Materials, Inc. (b)	209,030	8,181,434
Microchip Technology, Inc. (c)	21,000	686,700
National Semiconductor Corp.	179,520	4,075,104
Novellus Systems, Inc. (b) (c)	271,180	9,334,016
NVIDIA Corp. (b)	60,000	2,220,600
Texas Instruments, Inc.	353,150	10,170,720
Xilinx, Inc.	134,200	3,195,302

		92,078,344

Steel (0.2%)
IPSCO, Inc.	25,000	2,346,750
POSCO ADR — KR	21,100	1,744,337

		4,091,087

Telecommunications (4.5%)
AT&T, Inc.	484,939	17,336,569
CenturyTel, Inc.	96,400	4,208,824
Embarq Corp.	120,900	6,354,504
Harris Corp. (c)	315,545	14,470,894
Motorola, Inc.	241,700	4,969,352
QUALCOMM, Inc.	182,950	6,913,681
Qwest Communications International, Inc. (b)	331,000	2,770,470
Sprint Corp.	542,742	10,252,396
Verizon Communications	223,646	8,328,577
Vodafone Group PLC ADR — GB (c)	146,927	4,081,632
Windstream Corp.	230,900	3,283,398

		82,970,297

Tobacco (2.2%)
Altria Group, Inc.	294,511	25,274,934
Reynolds American, Inc. (c)	238,614	15,622,059

		40,896,993

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Transportation (2.5%)
Burlington Northern Santa Fe Corp.	82,550	$6,093,016
CSX Corp.	162,000	5,577,660
FedEx Corp.	80,660	8,761,289
Genesis Lease Ltd. ADR — IE (b)	100,390	2,359,165
Norfolk Southern Corp.	117,000	5,883,930
Omega Navigation Enterprises, Inc., Class A (c)	296,360	4,640,998
United Parcel Service, Inc., Class B	171,261	12,841,149

		46,157,207

Utilities (1.5%)
Constellation Energy Group	84,800	5,840,176
Dominion Resources, Inc.	54,000	4,527,360
Edison International	192,700	8,763,996
Great Plains Energy, Inc. (c)	15,100	480,180
Progress Energy, Inc.	34,000	1,668,720
TXU Corp.	122,000	6,613,620

		27,894,052

Total Common Stocks		1,803,956,091

COMMERCIAL PAPER (0.9%)
Finance Lessors (0.9%)
Countrywide Home Loans, 5.42%, 01/02/07	$17,194,000	17,188,823

Total Commercial Paper		17,188,823

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (5.6%)
Alliance & Leicester PLC Medium Term Note, 5.36%, 01/29/08 (d)	$2,500,000	2,500,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $6,567,870, collateralized by U.S. Government Agency Mortgages with a market value of $6,695,268	6,563,988	6,563,988

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Bank of Ireland Medium Term Note, 5.38%, 12/29/08 (d)	$4,999,525	$4,999,525
Bavaria TRR Corp. Commercial Paper, 5.40%, 01/24/07	8,962,340	8,962,340
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (d)	25,000,000	25,000,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 01/05/07 (d)	24,000,000	24,000,000
Deutsche Bank London Time Deposit, 5.34%, 06/01/07	5,000,000	5,000,000
Dexia Bank Paris Time Deposit, 5.34%, 06/01/07	5,000,000	5,000,000
GE Life & Annuity Funding Agreement, 5.45%, 01/29/08 (d)	2,000,000	2,000,000
Morgan Stanley Master Note, 5.49%, 01/29/08 (d)	5,000,000	5,000,000
Tango Finance Corp. Medium Term Note, 5.39%, 10/15/07 (d)	1,999,610	1,999,610
Wachovia Bank N.A. Bank Note, 5.37%, 10/02/08 (d)	5,000,000	5,000,000
Washington Mutual Bank Domestic Certificate of Deposit, 5.32%, 02/20/07	5,000,000	5,000,000

Shares or Principal Amount		Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
West Corp. Federal Credit Union Medium Term Note, 5.38%, 09/25/08 (d)	$2,000,000	$2,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		103,025,463

Total Investments (Cost $1,776,033,554) (a) — 104.6%		1,924,170,377
Liabilities in excess of other assets — (4.6%)		(83,754,511)

NET ASSETS — 100.0%		$1,840,415,866

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

BR	Brazil

CH	Switzerland

GB	United Kingdom

IE	Ireland

IN	India

KR	South Korea

NL	Netherlands

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $1,769,469,566)*	$1,917,606,389
Repurchase agreements, at cost and value	6,563,988

Total Investments	1,924,170,377

Cash	61,530
Interest and dividends receivable	2,107,961
Receivable for capital shares issued	761,225
Receivable for investments sold	42,307,936
Prepaid expenses	5,688

Total Assets	1,969,414,717

Liabilities:
Payable for investments purchased	24,158,592
Payable for capital shares redeemed	425,095
Payable upon return of securities loaned	103,025,463
Accrued expenses and other payables:
Investment advisory fees	882,274
Fund administration and transfer agent fees	88,600
Distribution fees	37,732
Administrative servicing fees	245,231
Compliance program fees (Note 3)	16,512
Other	119,352

Total Liabilities	128,998,851

Net Assets	$1,840,415,866

Represented by:
Capital	$1,627,953,232
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment, futures, and foreign currency transactions	64,325,811
Net unrealized appreciation (depreciation) on investments	148,136,823

Net Assets	$1,840,415,866

Net Assets:
Class I Shares	$1,484,346,294
Class II Shares	187,747,190
Class III Shares	1,780,755
Class IV Shares	166,541,627

Total	$1,840,415,866

Shares outstanding (unlimited number of shares authorized):
Class I Shares	111,426,898
Class II Shares	14,136,762
Class III Shares	133,506
Class IV Shares	12,504,187

Total	138,201,353

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):**
Class I Shares	$13.32
Class II Shares	$13.28
Class III Shares	$13.34
Class IV Shares	$13.32

*	Includes value of securities on loan of $100,325,466.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$1,830,918
Dividend income (net of foreign withholding tax of $4,198)	30,540,777
Income from securities lending	429,646

Total Income	32,801,341

Expenses:
Investment advisory fees	9,778,131
Fund administration and transfer agent fees	1,124,043
Distribution fees Class II Shares	221,165
Administrative servicing fees Class I Shares	2,334,264
Administrative servicing fees Class II Shares	136,572
Administrative servicing fees Class III Shares	2,027
Administrative servicing fees Class IV Shares	256,880
Trustee fees	68,307
Compliance program fees (Note 3)	33,761
Other	382,398

Total expenses before earnings credit	14,337,548
Earnings credit (Note 6)	(32,263)

Net Expenses	14,305,285

Net Investment Income (Loss)	18,496,056

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	160,942,019
Net realized gains (losses) on futures transactions	(111,781)
Net realized gains (losses) on foreign currency transactions	(1,175)

Net realized gains (losses) on investment, futures, and foreign currency transactions	160,829,063
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	43,781,755

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	204,610,818

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$223,106,874

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$18,496,056	$13,519,630
Net realized gains (losses) on investment, futures, and foreign currency transactions	160,829,063	174,294,336
Net change in unrealized appreciation/depreciation on investments	43,781,755	(74,179,353)

Change in net assets resulting from operations	223,106,874	113,634,613

Distributions to Class I shareholders from:
Net investment income	(15,756,598)	(12,583,552)
Distributions to Class II shareholders from:
Net investment income	(1,016,725)	(121,563)
Distributions to Class III shareholders from:
Net investment income	(14,436)	(9,853)
Distributions to Class IV shareholders from:
Net investment income	(1,750,451)	(1,466,824)

Change in net assets from shareholder distributions	(18,538,210)	(14,181,792)

Change in net assets from capital transactions	(59,202,504)	13,735,109

Change in net assets	145,366,160	113,187,930
Net Assets:
Beginning of period	1,695,049,706	1,581,861,776

End of period	$1,840,415,866	$1,695,049,706

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,335,766	$210,751,828
Dividends reinvested	15,756,598	12,583,552
Cost of shares redeemed(a)	(218,122,841)	(208,318,493)

	(194,030,477)	15,016,887

Class II Shares
Proceeds from shares issued	150,928,243	13,823,413
Dividends reinvested	1,016,725	121,563
Cost of shares redeemed(a)	(2,152,437)	(1,487,343)

	149,792,531	12,457,633

Class III Shares
Proceeds from shares issued	1,154,191	1,089,919
Dividends reinvested	14,436	9,853
Cost of shares redeemed(a)	(1,138,554)	(388,545)

	30,073	711,227

Class IV Shares
Proceeds from shares issued	3,855,172	4,785,250
Dividends reinvested	1,750,451	1,466,824
Cost of shares redeemed(a)	(20,600,254)	(20,702,712)

	(14,994,631)	(14,450,638)

Change in net assets from capital transactions	$(59,202,504)	$13,735,109

(a)	Includes redemption fees, if any.

14

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Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	677,225	18,473,713
Reinvested	1,264,192	1,099,304
Redeemed	(17,658,704)	(18,424,897)

	(15,717,287)	1,148,120

Class II Shares
Issued	12,156,768	1,189,729
Reinvested	80,475	10,522
Redeemed	(176,853)	(132,433)

	12,060,390	1,067,818

Class III Shares
Issued	89,452	92,064
Reinvested	1,143	852
Redeemed	(91,482)	(34,497)

	(887)	58,419

Class IV Shares
Issued	311,095	423,291
Reinvested	140,403	128,403
Redeemed	(1,669,408)	(1,836,077)

	(1,217,910)	(1,284,383)

Total change in shares	(4,875,694)	989,974

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Nationwide Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$9.89	0.08	(1.79)	(1.71)	(0.08)	(0.08)	$8.10	(17.35%	)	$1,252,686	0.83%		0.84%		0.84%		0.83%		33.25%
Year Ended December 31, 2003	$8.10	0.08	2.14	2.22	(0.05)	(0.05)	$10.27	27.51%		$1,459,917	0.83%		0.83%		(h	)	(h	)	129.01%
Year Ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	(0.14)	$11.13	9.75%		$1,402,753	0.83%		1.07%		(h	)	(h	)	131.43%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	(0.10)	$11.85	7.44%		$1,506,358	0.83%		0.88%		(h	)	(h	)	179.84%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	(0.14)	$13.32	13.63%		$1,484,346	0.82%		1.08%		(h	)	(h	)	222.16%

Class II Shares
Period Ended December 31, 2002(c)	$8.68	0.04	(0.57)	(0.53)	(0.05)	(0.05)	$8.10	(6.14%	)(f)	$765	1.07%	(g)	1.03%	(g)	(h	)	(h	)	33.25%
Year Ended December 31, 2003	$8.10	0.05	2.15	2.20	(0.04)	(0.04)	$10.26	27.23%		$5,570	1.08%		0.60%		(h	)	(h	)	129.01%
Year Ended December 31, 2004	$10.26	0.08	0.89	0.97	(0.11)	(0.11)	$11.12	9.53%		$11,210	1.08%		0.95%		(h	)	(h	)	131.43%
Year Ended December 31, 2005	$11.12	0.07	0.71	0.78	(0.08)	(0.08)	$11.82	7.04%		$24,550	1.08%		0.66%		(h	)	(h	)	179.84%
Year Ended December 31, 2006	$11.82	0.10	1.48	1.58	(0.12)	(0.12)	$13.28	13.40%		$187,747	1.06%		0.88%		(h	)	(h	)	222.16%

Class III Shares
Period Ended December 31, 2002(d)	$9.78	0.05	(1.65)	(1.60)	(0.07)	(0.07)	$8.11	(16.38%	)(f)	$399	0.72%	(g)	1.07%	(g)	(h	)	(h	)	33.25%
Year Ended December 31, 2003	$8.11	0.09	2.13	2.22	(0.05)	(0.05)	$10.28	27.48%		$870	0.83%		0.83%		(h	)	(h	)	129.01%
Year Ended December 31, 2004	$10.28	0.11	0.89	1.00	(0.13)	(0.13)	$11.15	9.84%		$847	0.83%		1.05%		(h	)	(h	)	131.43%
Year Ended December 31, 2005	$11.15	0.09	0.73	0.82	(0.11)	(0.11)	$11.86	7.35%		$1,595	0.83%		0.86%		(h	)	(h	)	179.84%
Year Ended December 31, 2006	$11.86	0.13	1.49	1.62	(0.14)	(0.14)	$13.34	13.71%		$1,781	0.82%		1.02%		(h	)	(h	)	222.16%

Class IV Shares
Period Ended December 31, 2003(e)	$8.30	0.05	1.95	2.00	(0.03)	(0.03)	$10.27	24.17%	(f)	$169,690	0.83%	(g)	0.85%	(g)	(h	)	(h	)	129.01%
Year Ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	(0.14)	$11.13	9.75%		$167,051	0.83%		1.06%		(h	)	(h	)	131.43%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	(0.10)	$11.85	7.44%		$162,547	0.83%		0.86%		(h	)	(h	)	179.84%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	(0.14)	$13.32	13.63%		$166,542	0.82%		1.09%		(h	)	(h	)	222.16%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from July 11, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Nationwide Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$100,325,466	$103,025,463

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $250 million	0.600%
On the next $750 million	0.575%
On the next $1 billion	0.550%
On the next $3 billion	0.525%
On $5 billion or more	0.500%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $2,348,467 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $33,761.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $744.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $3,756,250,679 and sales of $3,819,677,698.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$18,538,210	$—	$18,538,210	$—	$18,538,210
2005	$14,181,792	$—	$14,181,792	$—	$14,181,792

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$43,996,515	$48,281,071	$92,277,586	$—	$(8,555,947)	$128,740,995	$212,462,634

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,795,429,382	$152,575,626	$(23,834,631)	$128,740,995

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

As of December 31, 2006, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All Pro Broad Equity	$4,774,694	2009
Market Street All Pro Broad Equity	3,781,253	2010

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Nationwide Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 40% of income dividends that qualify for the dividends received deduction available to corporations.

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

Gartmore GVIT Growth Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGR (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Growth Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Growth Fund (Class I at NAV) returned 6.17% versus 9.07% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 156 funds as of Dec. 31, 2006) was 7.68%.

Strong market performance during the second half of 2006 enabled large-capitalization growth stocks to post solid, if unspectacular, gains for the year as a whole. Investors displayed a marked preference for the value side of the market, which limited returns in the growth segment. This preference was evident in the robust returns enjoyed by the Index’s best-performing sectors—utilities and telecommunications services, both of which recorded gains of more than 20%—and in the muted results of the growth-oriented technology sector. The market, particularly technology stocks, hit a snag at about the middle of the year, when investors panicked after the Federal Reserve Board’s Federal Open Market Committee approved an interest-rate hike at its May 10 meeting; growth-type stocks subsequently were sold indiscriminately. As the year progressed, falling energy prices and the Federal Reserve’s decision to stop raising short-term interest rates fueled a broad-based rally that persisted through the end of 2006.

Stock selection was particularly detrimental to the Fund’s performance in the information technology, health care and energy sectors. A number of technology stocks held by the Fund suffered due to a lack of execution as well as fallout from the stock options backdating issue, including semiconductor maker Marvell Technology Group Ltd., communications hardware and software provider Comverse Technology, Inc., and security software maker McAfee, Inc. Meanwhile, Citrix Systems, Inc., a maker of software that facilitates e-commerce, saw its stock price fall after reporting third-quarter earnings that raised concerns about a slowdown in the company’s core presentation server business. In the health care sector, Fund holding St. Jude Medical, Inc. was hampered by weakness in defibrillator sales due in part to a rival’s product recall. Also working against Fund results was the Fund holding in Tesoro Corp., a refiner whose profit margins fell along with declining oil prices during the latter half of the year.

On the positive side, stock selection by the Fund in industrials and materials boosted the Fund’s performance. In industrials, UAL Corp., parent company of United Airlines, was a standout. Falling energy prices and industry consolidation that reduced capacity on some routes aided UAL’s stock. In materials, nickel producer Inco Ltd. was acquired by a Brazilian mining company after entertaining offers from other prospective buyers. Elsewhere, casino operator Wynn Resorts, Ltd., the Fund’s top contributor, benefited from the successful opening of its new gaming facility in Macau, located on the coast of China just slightly south of Hong Kong, along with continued strong results from the firm’s Las Vegas operations.

As we look ahead, we believe that growth stocks could fare better in 2007, especially in the technology sector. Price-to-earnings multiples across most growth sectors have compressed steadily during the past six years or so, as earnings growth has outpaced advances in stock prices. In particular, technology spending has been muted during the current economic recovery, and we believe that as companies search for sources of long-term growth, they will see investment in technology as essential to that effort. We will seek to position the Fund to benefit from these expected trends.

PORTFOLIO MANAGERS: Christopher Baggini, CFA and Douglas Burtnick, CFA

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3

Gartmore GVIT Growth Fund

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation, (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	6.17%	2.96%	1.08%
Class IV3	6.17%	2.97%	1.08%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Growth Fund
Class I	Actual		$1,000.00	$1,095.20	$4.59	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.81	$4.44	0.87%
Class IV	Actual		$1,000.00	$1,095.20	$4.59	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.81	$4.44	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.2%
Commercial Paper	0.3%
Other Investments*	6.7%
Liabilities in excess of other assets**	-6.2%

100.0%

Top Holdings
Cisco Systems, Inc.	3.6%
Microsoft Corp.	3.2%
Johnson & Johnson	3.0%
PepsiCo, Inc.	2.3%
Boeing Co.	2.3%
Hewlett Packard Co.	2.1%
Google, Inc.	1.8%
Medtronic, Inc.	1.8%
Oracle Corp.	1.8%
Goldman Sachs Group, Inc.	1.7%
Other	76.4%

100.0%

Top Industries
Computer Software & Services	14.9%
Healthcare	10.7%
Financial Services	9.5%
Retail	7.6%
Technology	6.2%
Drugs	6.0%
Multimedia	5.0%
Electronics	4.1%
Manufacturing	4.0%
Consumer Products	3.6%
Other	28.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2006

	Shares	Value

COMMON STOCKS (99.2%)
Aerospace & Defense (2.3%)
Boeing Co.	52,920	$4,701,413

Agriculture (1.0%)
Monsanto Co.	39,760	2,088,593

Business Services (1.8%)
Genesis Lease Ltd. ADR — IE (b)	28,350	666,225
Paychex, Inc.	40,000	1,581,600
UAL Corp. (b)	34,910	1,536,040

		3,783,865

Capital Goods (1.2%)
Precision Castparts Corp.	31,260	2,447,033

Chemicals (1.2%)
Celanese Corp.	41,300	1,068,844
Praxair, Inc.	25,170	1,493,336

		2,562,180

Computer Software & Services (14.9%)
Adobe Systems, Inc. (b)	46,900	1,928,528
Ansys, Inc. (b) (c)	19,660	855,013
AutoDesk, Inc. (b)	20,300	821,338
Cisco Systems, Inc. (b)	268,440	7,336,464
Cognizant Technology Solutions Corp. (b)	13,260	1,023,142
EMC Corp. (b)	139,700	1,844,040
F5 Networks, Inc. (b) (c)	20,970	1,556,184
Hyperion Solutions Corp. (b)	42,040	1,510,918
Microsoft Corp.	221,580	6,616,379
Network Appliance, Inc. (b)	41,400	1,626,192
Oracle Corp. (b)	210,030	3,599,914
Seagate Technology ADR — KY	66,760	1,769,140

		30,487,252

Consumer Products (3.6%)
Altria Group, Inc.	30,890	2,650,980
Colgate-Palmolive Co.	31,650	2,064,846
Procter & Gamble Co.	40,930	2,630,571

		7,346,397

Drugs (6.0%)
Eli Lilly & Co.	20,000	1,042,000
Genzyme Corp. (b)	36,420	2,242,744
Gilead Sciences, Inc. (b)	48,460	3,146,507
Pharmion Corp. (b) (c)	34,250	881,595

	Shares	Value

COMMON STOCKS (continued)
Drugs (coninued)
Shire Pharmaceuticals Group ADR — GB (c)	30,530	$1,885,533
Wyeth	60,760	3,093,899

		12,292,278

Electronics (4.1%)
Emerson Electric Co.	60,380	2,660,947
Intel Corp.	174,770	3,539,093
Rockwell Collins, Inc.	34,160	2,161,986

		8,362,026

Financial Services (9.5%)
CheckFree Corp. (b) (c)	49,170	1,974,667
Chicago Mercantile Exchange	3,320	1,692,370
E*Trade Financial Corp. (b)	45,510	1,020,334
Franklin Resources, Inc.	23,390	2,576,876
Goldman Sachs Group, Inc.	18,040	3,596,273
Intercontinental Exchange, Inc. (b)	18,010	1,943,279
Moodys, Inc.	22,160	1,530,370
Prudential Financial, Inc.	22,110	1,898,365
Schwab (Charles) Corp.	94,020	1,818,347
Wachovia Corp.	26,970	1,535,942

		19,586,823

Food & Beverage (2.3%)
PepsiCo, Inc.	75,290	4,709,390

Healthcare (10.7%)
Allergan, Inc.	7,000	838,180
Amgen, Inc. (b)	41,690	2,847,844
Baxter International, Inc.	55,430	2,571,398
Covance, Inc. (b)	24,600	1,449,186
Home Diagnostics, Inc. (b)	49,230	521,838
Johnson & Johnson	94,060	6,209,840
Manor Care, Inc.	34,860	1,635,631
Triad Hospitals, Inc. (b)	25,110	1,050,351
UnitedHealth Group, Inc.	52,830	2,838,556
WellPoint, Inc. (b)	26,910	2,117,548

		22,080,372

Hotels & Casinos (2.5%)
International Game Technology	23,800	1,099,560
WMS Industries, Inc. (b) (c)	59,200	2,063,712
Wynn Resorts Ltd. (c)	22,080	2,072,208

		5,235,480

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

	Shares	Value

COMMON STOCKS (continued)
Hotels & Motels (1.3%)
Starwood Hotels & Resorts Worldwide	41,210	$2,575,625

Manufacturing (4.0%)
Companhia Vale do Rio Doce ADR — BR	26,620	791,679
Danaher Corp.	21,420	1,551,665
General Electric Co.	44,050	1,639,101
Textron, Inc.	22,400	2,100,448
Thermo Electron Corp. (b)	47,240	2,139,499

		8,222,392

Medical Products (2.6%)
Biomarin Pharmaceutical, Inc. (b) (c)	50,050	820,320
Intuitive Surgical, Inc. (b) (c)	9,900	949,410
Medtronic, Inc.	67,440	3,608,714

		5,378,444

Multimedia (5.0%)
Activision, Inc. (b)	71,690	1,235,936
Comcast Corp. (b)	64,320	2,722,666
Google, Inc. (b)	7,880	3,628,581
News Corp.	63,700	1,368,276
Walt Disney Co. (The)	39,050	1,338,244

		10,293,703

Oil & Gas (3.5%)
Exxon Mobil Corp.	27,040	2,072,075
National-Oilwell Varco, Inc. (b)	13,360	817,365
Noble Corp. ADR — KY	17,000	1,294,550
Schlumberger Ltd. ADR — NL	24,100	1,522,156
XTO Energy, Inc.	32,420	1,525,361

		7,231,507

Restaurants (0.9%)
Chipotle Mexican Grill, Inc. (b) (c)	15,200	866,400
Rare Hospitality International (b) (c)	31,020	1,021,489

		1,887,889

Retail (7.6%)
Abercrombie & Fitch Co.	29,800	2,074,974
Best Buy Co., Inc.	41,580	2,045,320
Coach, Inc. (b)	29,000	1,245,840

	Shares	Value

COMMON STOCKS (continued)
Retail (continued)
eBay, Inc. (b)	67,800	$2,038,746
Gamestop Corp. (b) (c)	19,100	1,052,601
Home Depot, Inc.	69,300	2,783,088
J.C. Penney Co., Inc.	22,250	1,721,260
Target Corp.	45,000	2,567,250

		15,529,079

Semiconductors (3.5%)
Marvel Technology Group Ltd. ADR — BM (b)	48,680	934,169
MEMC Electronic Materials, Inc. (b)	53,620	2,098,687
Nvidia Corp. (b)	63,110	2,335,701
QLogic Corp. (b)	80,380	1,761,930

		7,130,487

Technology (6.2%)
AMETEK, Inc.	66,295	2,110,833
Apple Computer, Inc. (b)	38,310	3,250,220
Hewlett Packard Co.	104,670	4,311,358
PerkinElmer, Inc.	46,200	1,027,026
Sun Microsystems, Inc. (b)	386,070	2,092,499

		12,791,936

Telecommunications (3.5%)
Ciena Corp. (b)	37,520	1,039,679
Corning, Inc. (b)	162,050	3,031,956
QUALCOMM, Inc.	81,470	3,078,751

		7,150,386

Total Common Stocks		203,874,550

COMMERCIAL PAPER (0.3%)
Financial Services (0.3%)
Countrywide Home Loans, 5.42%, 01/02/07	627,000	626,811

Total Commercial Paper		626,811

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (6.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $10,310,356, collateralized by U.S. Government Agency Mortgages with a market value of $10,510,347	$10,304,262	10,304,262

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

	Shares	Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Bavaria TRR Corp. Commercial Paper, 5.40%, 01/24/07	$1,493,723	$1,493,723
Tango Finance Corp. Medium Term Note, 5.39%, 10/15/07 (d)	999,805	999,805
Washington Mutual Bank FA Certificate of Deposit, 5.32%, 02/20/07	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		13,797,790

Total Investments (Cost $204,140,862) (a) — 106.2%		218,299,151
Liabilities in excess of other assets — (6.2%)		(12,750,006)

NET ASSETS — 100.0%		$205,549,145

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

BM	Bermuda

BR	Brazil

GB	United Kingdom

IE	Ireland

KY	Cayman Islands

NL	Netherlands

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $193,836,600)*	$207,994,889
Repurchase agreements, at cost and value	10,304,262

Total Investments	218,299,151

Cash	122,109
Interest and dividends receivable	192,462
Receivable for capital shares issued	262,074
Receivable for investments sold	6,277,694
Prepaid expenses	762

Total Assets	225,154,252

Liabilities:
Payable for investments purchased	5,345,715
Payable for capital shares redeemed	290,284
Payable upon return of securities loaned	13,797,790
Accrued expenses and other payables:
Investment advisory fees	105,938
Fund administration and transfer agent fees	9,714
Administrative servicing fees	29,313
Compliance program fees (Note 3)	1,949
Other	24,404

Total Liabilities	19,605,107

Net Assets	$205,549,145

Represented by:
Capital	$484,927,253
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	(293,536,397)
Net unrealized appreciation (depreciation) on investments	14,158,289

Net Assets	$205,549,145

Net Assets:
Class I Shares	$171,610,375
Class IV Shares	33,938,770

Total	$205,549,145

Shares outstanding (unlimited number of shares authorized):
Class I Shares	14,126,024
Class IV Shares	2,794,237

Total	16,920,261

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):**
Class I Shares	$12.15
Class IV Shares	$12.15

*	Includes value of securities on loan of $13,478,999

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$54,644
Dividend income (net of foreign withholding tax of $1,281)	1,835,285
Income from securities lending	64,529

Total Income	1,954,458

Expenses:
Investment advisory fees	1,291,456
Fund administration and transfer agent fees	143,171
Administrative servicing fees Class I Shares	287,854
Administrative servicing fees Class IV Shares	53,853
Trustee fees	8,480
Compliance program fees (Note 3)	4,057
Other	85,997

Total expenses before earnings credit	1,874,868
Earnings credit (Note 5)	(10,380)

Net Expenses	1,864,488

Net Investment Income (Loss)	89,970

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses)	8,761,695
Net change in unrealized appreciation/depreciation on investments	3,499,676

Net realized/unrealized gains (losses) on investments	12,261,371

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,351,341

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$89,970	$131,009
Net realized gains (losses) on investment transactions	8,761,695	24,988,046
Net change in unrealized appreciation/depreciation on investments	3,499,676	(10,295,991)

Change in net assets resulting from operations	12,351,341	14,823,064

Distributions to Class I shareholders from:
Net investment income	(88,690)	(169,795)
Distributions to Class IV shareholders from:
Net investment income	(18,161)	(30,322)

Change in net assets from shareholder distributions	(106,851)	(200,117)

Change in net assets from capital transactions	(42,349,928)	(41,336,100)

Change in net assets	(30,105,438)	(26,713,153)
Net Assets:
Beginning of period	235,654,583	262,367,736

End of period	$205,549,145	$235,654,583

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,190,556	$6,011,991
Dividends reinvested	88,690	169,795
Cost of shares redeemed (a)	(41,370,555)	(43,429,477)

	(38,091,309)	(37,247,691)

Class IV Shares
Proceeds from shares issued	1,940,914	2,705,314
Dividends reinvested	18,161	30,322
Cost of shares redeemed (a)	(6,217,694)	(6,824,045)

	(4,258,619)	(4,088,409)

Change in net assets from capital transactions	$(42,349,928)	$(41,336,100)

SHARE TRANSACTIONS:
Class I Shares
Issued	276,469	559,238
Reinvested	7,264	15,946
Redeemed	(3,577,655)	(3,995,849)

	(3,293,922)	(3,420,665)

Class IV Shares
Issued	167,685	249,161
Reinvested	1,487	2,847
Redeemed	(538,055)	(626,407)

	(368,883)	(374,399)

Total change in shares	(3,662,805)	(3,795,064)

(a)	Includes redemption fees, if any.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$10.55	—	(3.03)	(3.03)	—	—	$7.52	(28.72%	)	$201,689	0.85%		(0.03%	)	0.85%		(0.03%	)	231.69%
Year Ended December 31, 2003	$7.52	0.01	2.45	2.46	— (d)	—	$9.98	32.74%		$244,671	0.84%		0.09%		(g	)	(g	)	293.58%
Year Ended December 31, 2004	$9.98	0.02	0.79	0.81	(0.03)	(0.03)	$10.76	8.16%		$224,301	0.85%		0.26%		(g	)	(g	)	282.41%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%		$199,446	0.87%		0.05%		(g	)	(g	)	275.31%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%		$171,610	0.87%		0.04%		(g	)	(g	)	294.57%

Class IV Shares
Period Ended December 31, 2003(c)	$7.90	—	2.08	2.08	— (d)	—	$9.98	26.37%	(e)	$34,090	0.84%	(f)	0.10%	(f)	(g	)	(g	)	293.58%
Year Ended December 31, 2004	$9.98	0.02	0.79	0.81	(0.03)	(0.03)	$10.76	8.16%		$38,067	0.85%		0.27%		(g	)	(g	)	282.41%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%		$36,209	0.87%		0.05%		(g	)	(g	)	275.31%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%		$33,939	0.87%		0.05%		(g	)	(g	)	294.57%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)	The amount is less than $0.005 per share.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser,

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$13,478,999	$13,797,790

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $250 million	0.600%
On the next $750 million	0.575%
On the next $1 billion	0.550%
On the next $3 billion	0.525%
On $5 billion or more	0.500%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $296,211 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $4,057.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $676,091,322 and sales of $676,817,430.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$106,851	$—	$106,851	$—	$106,851
2005	$200,117	$—	$200,117	$—	$200,117

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$(291,351,249)	$11,973,141	$(279,378,108)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31,2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$206,326,010	$13,408,611	$(1,435,470)	$11,973,141

As of December 31, 2006, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$209,566,528	2009
74,992,666	2010

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All ProLarge Cap Growth	$2,716,822	2008
Market Street All ProLarge Cap Growth	1,358,411	2009
Market Street All ProLarge Cap Growth	1,072,334	2010
Market Street All ProLarge Cap Growth	1,644,488	2011

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

20

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Gartmore GVIT Government Bond Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGB (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Government Bond Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Government Bond Fund (Class I at NAV) returned 3.34% versus 3.48% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of General U.S. Government Funds (consisting of 63 funds as of Dec. 31, 2006) was 2.81%.

The fixed-income markets faced a challenging environment during the reporting period as the Federal Reserve Board increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury rose from 4.37% to 4.81%, and the 10-year Treasury rose from 4.36% to 4.70%. The net result was that most fixed income securities underperformed cash instruments during the reporting period.

Holding Treasury Inflation Protected Securities (TIPS) hurt Fund performance, because that sector performed poorly during 2006 and, at times, the Fund was overweight in TIPS versus the benchmark Index.

The Fund was positioned to emphasize bonds with maturities of less than four years as well as those with maturities of 10 years or more. This strategy enabled the Fund to hold more short-term bonds, which performed better than those with longer maturities, and helped the Fund to capture gains from the expected flattening of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Positive contributors to Fund performance included an emphasis on overweighting mortgage-backed bonds and agency notes at the expense of Treasury securities.

Since the Federal Reserve stopped increasing the federal funds rate, leaving it at 5.25%, interest rates have fallen somewhat and are expected to be range-bound (not moving strongly in one direction or another) during the first and second quarters of 2007. This environment should be positive for non-Treasury fixed-income sectors; therefore, the Fund will emphasize mortgage-backed and callable agencies at the expense of Treasury holdings at the start of the period. The Fed is expected to lower interest rates during the second half of 2007; if that turns out to be the case, the Fund would increase its position in intermediate bonds, which should benefit in such an environment.

Portfolio Manager: Gary R. Hunt, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of

3

Gartmore GVIT Government Bond Fund

Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Government Bond Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	3.34%	4.52%	5.79%
Class II3	3.00%	4.24%	5.28%
Class III[3]	3.35%	4.53%	5.80%
Class IV3	3.34%	4.51%	5.79%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Government Bond Fund, Merrill Lynch US Government Master Index (ML US Govt)(a) and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	ML US Govt is an unmanaged index that gives a broad look at how U.S. government bonds have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Government Bond Fund
Class I	Actual		$1,000.00	$1,039.90	$3.70	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.68	0.72%
Class II	Actual		$1,000.00	$1,037.80	$4.98	0.97%
	Hypothetical	[1]	$1,000.00	$1,020.31	$4.95	0.97%
Class III	Actual		$1,000.00	$1,039.90	$3.70	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.68	0.72%
Class IV	Actual		$1,000.00	$1,040.00	$3.70	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.68	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Government Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government Sponsored and Agency Obligations	40.2%
Mortgage-Backed Securities	33.0%
Repurchase Agreements	17.4%
U.S. Treasury Obligations	8.6%
Other Investments*	8.7%
Liabilities in excess of other assets**	-7.9%

100.0%

Top Holdings***
U.S. Treasury Inflation Protected Bonds, 2.50%, 07/15/16	5.8%
Federal National Mortgage Association, 5.28%, 02/27/09	5.3%
U.S. Treasury Bonds, 8.50%, 02/15/20	4.5%
Federal Home Loan Mortgage Corporation, 5.75%, 05/23/11	4.4%
Federal National Mortgage Association, 5.71%, 09/01/36	4.3%
AID — Israel, 5.50%, 12/04/23	3.7%
Federal National Mortgage Association, 4.91%, 07/01/35	3.0%
U.S. Treasury Bonds, 7.88%, 02/15/21	2.9%
Federal Home Loan Mortgage Corporation, 5.22%, 06/01/35	2.4%
Federal National Mortgage Association, 5.00%, 01/23/09	2.2%
Other	61.5%

100.0%

Top Industries
Federal National Mortgage Association	33.6%
Federal Home Loan Mortgage Corporation	18.4%
U.S. Treasury Bonds	8.6%
U.S. Treasury Inflation Protected Bonds	7.5%
Agency For International Development	6.8%
Federal Farm Credit Bank	3.3%
Overseas Private Investment Corporation	1.3%
Veterans Administration	0.9%
Housing & Urban Development	0.8%
Federal Home Loan Bank	0.6%
Other	18.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Investments — December 31, 2006

	Principal Amount	Value

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (40.2%)
Agency For International Development (6.8%)
AID — Israel, 5.50%, 12/04/23	$40,500,000	$42,141,627
AID — Israel, 5.50%, 04/26/24	20,000,000	20,775,200
Government Backed Trust T-1, 5.99%, 05/15/07	10,000,000	9,807,500
Government Loan Trust, 5.05%, 04/01/15	6,072,000	4,034,340

		76,758,667

Federal Farm Credit Bank (3.3%)
5.00%, 03/03/14	12,146,000	12,158,377
4.55%, 03/04/15	25,475,000	24,728,633

		36,887,010

Federal Home Loan Bank (0.6%)
5.91%, 04/07/09	6,860,000	6,998,339

Federal Home Loan Mortgage Corporation (9.9%)
6.70%, 01/09/07	5,000,000	5,001,380
5.50%, 04/01/07	456,125	455,335
4.26%, 07/19/07	20,000,000	19,893,020
5.75%, 05/23/11	50,000,000	50,230,499
4.80%, 12/18/13	8,350,000	8,262,100
5.22%, 06/01/35	27,460,370	27,650,003

		111,492,337

Federal National Mortgage Association (10.0%)
5.00%, 01/23/09	25,000,000	24,987,625
5.28%, 02/27/09	60,444,000	60,398,064
8.20%, 03/10/16	10,000,000	12,336,870
6.68%, 05/01/16	3,737,050	3,881,541
3.50%, 11/25/32	2,666,782	2,484,164
6.00%, 04/18/36	9,000,000	9,171,594

		113,259,858

Housing & Urban Development (0.8%)
7.08%, 08/01/16	9,000,000	9,073,026

Overseas Private Investment Corp. (1.3%)
5.64%, 09/20/07	5,000,000	5,297,550
5.64%, 09/20/07	9,000,000	9,517,860

		14,815,410

	Principal Amount	Value

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Bonds (7.5%)
1.88%, 07/15/15 (b)	$20,000,000	$19,884,757
2.50%, 07/15/16 (b)	65,000,000	65,443,450

		85,328,207

Total U.S. Government Sponsored and Agency Obligations		454,612,854

MORTGAGE-BACKED SECURITIES (33.0%)
Federal Home Loan Mortgage Corporation (8.5%)
8.00%, 11/01/08	3,309	3,324
5.50%, 09/15/10	3,932,735	3,943,939
5.50%, 08/15/13	6,112,613	6,119,741
5.50%, 07/15/17	7,090,438	7,103,336
5.50%, 10/15/17	15,000,000	15,033,800
5.50%, 10/15/17	18,750,000	18,727,054
5.50%, 01/15/20	8,000,000	7,998,595
5.00%, 07/15/24	7,500,000	7,114,223
4.50%, 12/15/24	18,605,000	17,170,800
5.50%, 05/15/34	13,146,164	13,158,645

		96,373,457

Federal National Mortgage Association (23.6%)
7.34%, 09/01/07	1,150,035	1,167,984
5.70%, 01/01/09	4,481,621	4,488,733
7.41%, 04/01/10	14,086,529	14,991,435
5.50%, 09/25/11	6,215,000	6,340,432
6.62%, 06/01/16	10,742,499	11,653,212
5.60%, 09/01/18	11,229,495	11,433,360
5.56%, 12/01/21	11,400,000	11,638,688
5.00%, 07/25/23	6,000,000	5,678,411
7.00%, 08/25/23	5,194,339	5,389,452
5.50%, 04/25/24	12,486,462	12,400,925
6.43%, 02/17/30	886,655	885,038
5.00%, 09/01/34	17,409,688	17,237,823
4.71%, 04/01/35	9,539,118	9,277,808
4.74%, 04/01/35	16,382,622	16,063,141
4.81%, 05/01/35	14,572,906	14,383,142
4.90%, 05/01/35	19,545,010	19,306,278
5.26%, 05/01/35	13,981,526	13,957,347
4.91%, 07/01/35	33,899,349	33,568,833
6.31%, 08/01/36	8,470,593	9,056,885
5.71%, 09/01/36	48,102,895	48,318,268

		267,237,195

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES (continued)
Veterans Administration (0.9%)
Vendee Mortgage Trust, Series 1996-2, 6.75%, 06/15/26	$9,936,967	$10,247,717

Total Mortgage-Backed Securities		373,858,369

U.S. TREASURY OBLIGATIONS (8.6%)
U.S. Treasury Bonds (8.6%)
8.88%, 02/15/19 (b)	10,000,000	13,673,440
8.50%, 02/15/20 (b)	38,000,000	51,320,786
7.88%, 02/15/21 (b)	25,000,000	32,556,650

		97,550,876

Total U.S. Treasury Obligations		97,550,876

REPURCHASE AGREEMENTS (17.4%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $196,874,989, collateralized by U.S. Government Agency Mortgages with a market value of $200,696,531	196,761,305	196,761,305

Total Repurchase Agreements		196,761,305

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (8.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $70,286,762, collateralized by U.S. Government Agency Mortgages with a market value of $71,650,124	70,245,220	70,245,220
Barclays New York Yankee Certificate of Deposit, 5.33%, 02/14/07	12,500,000	12,500,000

	Principal Amount	Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Bavaria TRR Corp. Commercial Paper, 5.40%, 01/24/07	$4,481,170	$4,481,170
Citigroup Global Markets Inc. Master Note, 5.38%, 01/05/07 (c)	1,000,000	1,000,000
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (c)	5,000,000	5,000,000
Dexia Bank Paris Time Deposit, 5.34%, 06/01/07 (c)	1,000,000	1,000,000
Deutsche Bank London Time Deposit, 5.34%, 06/01/07 (c)	1,000,000	1,000,000
Washington Mutual Bank FA Certificate of Deposit, 5.32%, 02/20/07	3,000,000	3,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		98,226,390

Total Investments (Cost $1,222,687,528) (a) — 107.9%		1,221,009,794
Other assets in excess of liabilities — (7.9%)		(89,467,977)

NET ASSETS — 100.0%		$1,131,541,817

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All or part of security was on loan as of December 31, 2006.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $955,681,003)*	$954,003,269
Repurchase agreements, at cost and value	267,006,525

Total Investments	1,221,009,794

Interest and dividends receivable	10,042,797
Receivable for capital shares issued	789,252
Prepaid expenses	3,929

Total Assets	1,231,845,772

Liabilities:
Payable for investments purchased	218,705
Payable for capital shares redeemed	1,090,328
Payable upon return of securities loaned	98,226,390
Accrued expenses and other payables:
Investment advisory fees	459,974
Fund administration and transfer agent fees	57,629
Distribution fees	3,096
Administrative servicing fees	157,038
Compliance program fees (Note 3)	10,510
Other	80,285

Total Liabilities	100,303,955

Net Assets	$1,131,541,817

Represented by:
Capital	$1,140,470,022
Accumulated net investment income (loss)	854,971
Accumulated net realized gains (losses) from investment transactions	(8,105,442)
Net unrealized appreciation (depreciation) on investments	(1,677,734)

Net Assets	$1,131,541,817

Net Assets:
Class I Shares	$1,067,945,373
Class II Shares	14,469,737
Class III Shares	13,164,278
Class IV Shares	35,962,429

Total	$1,131,541,817

Shares outstanding (unlimited number of shares authorized):
Class I Shares	94,110,431
Class II Shares	1,278,657
Class III Shares	1,159,830
Class IV Shares	3,169,625

Total	99,718,543

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):**
Class I Shares	$11.35
Class II Shares	$11.32
Class III Shares	$11.35
Class IV Shares	$11.35
*	Includes value of securities on loan of $141,979,741.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$54,923,198
Income from securities lending	88,715

Total Income	55,011,913

Expenses:
Investment advisory fees	5,373,333
Fund administration and transfer agent fees	742,447
Distribution fees Class II Shares	37,304
Administrative servicing fees Class I Shares	1,681,253
Administrative servicing fees Class II Shares	23,623
Administrative servicing fees Class III Shares	19,029
Administrative servicing fees Class IV Shares	58,499
Trustee fees	43,627
Compliance program fees (Note 3)	21,965
Other	232,484

Total expenses before earnings credit	8,233,564
Earnings credit (Note 6)	(13,609)

Net Expenses	8,219,955

Net Investment Income (Loss)	46,791,958

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	(5,728,146)
Net change in unrealized appreciation/depreciation on investments	(4,645,687)

Net realized/unrealized gains (losses) on investments	(10,373,833)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,418,125

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$46,791,958	$44,678,951
Net realized gains (losses) on investment transactions	(5,728,146)	7,045,144
Net change in unrealized appreciation/depreciation on investments	(4,645,687)	(13,152,094)

Change in net assets resulting from operations	36,418,125	38,572,001

Distributions to Class I shareholders from:
Net investment income	(43,698,310)	(42,605,415)
Net realized gains on investments	(8,191,701)	(2,077,780)
Distributions to Class II shareholders from:
Net investment income	(572,230)	(567,945)
Net realized gains on investments	(116,493)	(30,292)
Distributions to Class III shareholders from:
Net investment income	(516,724)	(383,605)
Net realized gains on investments	(91,621)	(17,636)
Distributions to Class IV shareholders from:
Net investment income	(1,501,214)	(1,484,028)
Net realized gains on investments	(286,189)	(73,151)

Change in net assets from shareholder distributions	(54,974,482)	(47,239,852)

Change in net assets from capital transactions	(33,047,295)	(96,317,789)

Change in net assets	(51,603,652)	(104,985,640)
Net Assets:
Beginning of period	1,183,145,469	1,288,131,109

End of period	$1,131,541,817	$1,183,145,469

Accumulated net investment income (loss) at end of period	$854,971	$322,392

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$140,608,879	$100,837,878
Dividends reinvested	51,889,883	44,683,195
Cost of shares redeemed(a)	(224,541,127)	(242,466,598)

	(32,042,365)	(96,945,525)

Class II Shares
Proceeds from shares issued	722,519	557,535
Dividends reinvested	688,721	598,237
Cost of shares redeemed(a)	(2,461,231)	(2,927,125)

	(1,049,991)	(1,771,353)

Class III Shares
Proceeds from shares issued	9,053,579	10,805,193
Dividends reinvested	608,344	401,240
Cost of shares redeemed(a)	(6,936,325)	(7,331,746)

	2,725,598	3,874,687

Class IV Shares
Proceeds from shares issued	3,006,094	3,788,415
Dividends reinvested	1,787,398	1,557,179
Cost of shares redeemed(a)	(7,474,029)	(6,821,192)

	(2,680,537)	(1,475,598)

Change in net assets from capital transactions	$(33,047,295)	$(96,317,.789)

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	12,340,128	8,647,290
Reinvested	4,599,476	3,849,635
Redeemed	(19,695,341)	(20,823,734)

	(2,755,737)	(8,326,809)

Class II Shares
Issued	63,762	48,179
Reinvested	61,228	51,678
Redeemed	(216,427)	(251,626)

	(91,437)	(151,769)

Class III Shares
Issued	795,336	925,545
Reinvested	53,887	34,552
Redeemed	(608,404)	(630,519)

	240,819	329,578

Class IV Shares
Issued	263,287	325,126
Reinvested	158,474	134,177
Redeemed	(656,078)	(585,120)

	(234,317)	(125,817)

Total change in shares	(2,840,672)	8,274,817

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Government Bond Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$11.66	0.53	0.72	1.25	(0.53)	(0.10)	(0.63)	$12.28	10.98%		$1,982,676	0.73%		4.53%		0.73%		4.53%		49.00%
Year Ended December 31, 2003(c)	$12.28	0.50	(0.25)	0.25	(0.38)	(0.02)	(0.40)	$12.13	2.00%		$1,488,089	0.73%		4.12%		(i	)	(i	)	40.46%
Year Ended December 31, 2004	$12.13	0.47	(0.08)	0.39	(0.66)	(0.24)	(0.90)	$11.62	3.26%		$1,222,615	0.73%		3.75%		(i	)	(i	)	69.37%
Year Ended December 31, 2005	$11.62	0.43	(0.06)	0.37	(0.43)	(0.02)	(0.45)	$11.54	3.26%		$1,117,512	0.73%		3.65%		(i	)	(i	)	87.79%
Year Ended December 31, 2006	$11.54	0.48	(0.11)	0.37	(0.47)	(0.09)	(0.56)	$11.35	3.34%		$1,067,945	0.73%		4.16%		(i	)	(i	)	93.01%

Class II Shares
Period Ended December 31, 2002(d)	$11.88	0.18	0.55	0.73	(0.26)	(0.09)	(0.35)	$12.26	6.16%	(g)	$10,111	0.97%	(h)	3.93%	(h)	(i	)	(i	)	49.00%
Year Ended December 31, 2003(c)	$12.26	0.47	(0.25)	0.22	(0.36)	(0.02)	(0.38)	$12.10	1.77%		$20,998	0.98%		3.85%		(i	)	(i	)	40.46%
Year Ended December 31, 2004	$12.10	0.44	(0.08)	0.36	(0.63)	(0.24)	(0.87)	$11.59	3.01%		$17,643	0.98%		3.50%		(i	)	(i	)	69.37%
Year Ended December 31, 2005	$11.59	0.40	(0.06)	0.34	(0.40)	(0.02)	(0.42)	$11.51	3.01%		$15,765	0.98%		3.40%		(i	)	(i	)	87.79%
Year Ended December 31, 2006	$11.51	0.45	(0.11)	0.34	(0.44)	(0.09)	(0.53)	$11.32	3.00%		$14,470	0.98%		3.91%		(i	)	(i	)	93.01%

Class III Shares
Period Ended December 31, 2002(e)	$11.75	0.36	0.67	1.03	(0.41)	(0.10)	(0.51)	$12.27	8.84%	(g)	$7,625	0.73%	(h)	4.12%	(h)	(i	)	(i	)	49.00%
Year Ended December 31, 2003(c)	$12.27	0.50	(0.24)	0.26	(0.37)	(0.02)	(0.39)	$12.14	2.11%		$4,369	0.73%		4.10%		(i	)	(i	)	40.46%
Year Ended December 31, 2004(c)	$12.14	0.46	(0.07)	0.39	(0.66)	(0.24)	(0.90)	$11.63	3.27%		$6,854	0.73%		3.72%		(i	)	(i	)	69.37%
Year Ended December 31, 2005	$11.63	0.40	(0.04)	0.36	(0.43)	(0.02)	(0.45)	$11.54	3.18%		$10,604	0.73%		3.66%		(i	)	(i	)	87.79%
Year Ended December 31, 2006	$11.54	0.47	(0.10)	0.37	(0.47)	(0.09)	(0.56)	$11.35	3.35%		$13,164	0.72%		4.20%		(i	)	(i	)	93.01%

Class IV Shares
Period Ended December 31, 2003(f)	$12.29	0.34	(0.24)	0.10	(0.26)	—	(0.26)	$12.13	0.84%	(g)	$43,244	0.70%	(h)	4.07%	(h)	(i	)	(i	)	40.46%
Year Ended December 31, 2004	$12.13	0.46	(0.07)	0.39	(0.66)	(0.24)	(0.90)	$11.62	3.27%		$41,019	0.73%		3.74%		(i	)	(i	)	69.37%
Year Ended December 31, 2005	$11.62	0.43	(0.07)	0.36	(0.43)	(0.02)	(0.45)	$11.53	3.17%		$39,264	0.73%		3.65%		(i	)	(i	)	87.79%
Year Ended December 31, 2006	$11.53	0.48	(0.10)	0.38	(0.47)	(0.09)	(0.56)	$11.35	3.34%		$35,962	0.73%		4.16%		(i	)	(i	)	93.01%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	Net investment income (loss) is calculated based on average shares outstanding during the period.

(d)	For the period from July 8, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from May 20, 2002 (commencement of operations) through December 31, 2002.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)	Not annualized.

(h)	Annualized.

(i)	There were no fee reductions during the period.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Government Bond Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$141,979,741	$144,914,167	*

*	Includes $46,687,777 in the form of U.S. Government Securities, interest rates ranging from 0.00% to 12.00% and maturity dates range from 01/04/07 to 01/25/48.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following fee schedule:

Fee Schedule	Fees
Up to $250 million	0.500%
Next $750 million	0.475%
Next $1 billion	0.450%
Next $3 billion	0.425%
$5 billion or more	0.400%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $1,547,174 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $21,965.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $26,750.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $981,676,148 and sales of $1,023,310,203.

For the year ended December 31, 2006, the Fund had purchases of $943,960,897 and sales of $832,144,328 of U.S. Government securities.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

7.	Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.	Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9.	Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$49,536,298	$5,438,184	$54,974,482	$—	$54,974,482
2005	$47,239,852	$—	$47,239,852	$—	$47,239,852

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$854,971	$—	$854,971	$—	$(8,105,442)	$(1,677,734)	$(8,928,205)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,222,687,528	$5,294,108	$(6,971,842)	$(1,677,734)

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$8,105,442	2014

10.	Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

20

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Government Bond Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

21

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $5,438,184 as long term capital gain distributions for the maximum 15% income tax rate.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

GVIT Small Company Fund

AnnualReport

| December 31, 2006

Contents

11	Statement of Investments

31	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

35	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GSCO (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Small Company Fund

For the annual period ended Dec. 31, 2006, the GVIT Small Company Fund (Class I at NAV) returned 12.04% versus 18.37% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 106 funds as of Dec. 31, 2006) was 11.12%.

Gartmore Mutual Fund Capital Trust (“GMF”) is the Fund’s investment adviser and has selected the following companies as subadvisers for the Fund. These asset management firms manage, on a day-to-day basis, a portion (also called a sleeve) of the Fund’s portfolio (noted in parentheses with that portion’s respective performance for the annual period ended Dec. 31, 2006): American Century Investment Management, Inc. (core, 6.99%); Franklin Portfolio Associates, LLC (core, 6.77%); Morgan Stanley Investment Management, Inc. (small-cap growth, 12.97%); Waddell & Reed Investment Management Co. (small-cap growth, 3.69%); Gartmore Mutual Fund Capital Trust (small-cap value, 16.85%); Neuberger Berman, LLC (small-cap value, 8.99%); and Gartmore Global Partners (international small cap, 33.30%). Below are the individual reports on how each sleeve of the Fund performed.

American Century Investment Management, Inc. — Core

For the annual reporting period, the American Century Investment Management sleeve of the GVIT Small Company Fund returned 6.99% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

Small-capitalization stocks delivered their fourth consecutive year of positive performance in 2006, posting double-digit gains overall. Although economic growth slowed during the year, stocks got a boost from consistently strong earnings growth and a sharp increase in mergers and acquisitions, especially by private equity firms. Much of the market’s gains occurred in the second half of the year, when energy prices declined and the Federal Reserve Board shifted to a stable interest-rate policy after two years of steady rate hikes. Small-cap stocks led the market’s advance, modestly outperforming large- and mid-cap issues.

The sleeve underperformed its benchmark in 2006. Historically, the sleeve has lagged at economic inflection points — periods when the economy reaches a peak or experiences a trough. Such an inflection point occurred in 2006 as U.S. economic growth peaked and began to downshift. In such an environment, a temporary disconnect can occur between what our multifaceted model looks for and what the market is rewarding, which leads to a period of underperformance.

One of the key principles of our investment strategy is an emphasis on individual stock selection over sector weightings. Consequently, stock selection contributed significantly to the sleeve’s underperformance in 2006, most notably in the information technology and industrials sectors. Electronic equipment manufacturers and Internet service providers detracted the most from relative sleeve performance in the technology sector, while machinery stocks were the primary detractors affecting the sleeve in the industrials sector.

The only sector in which stock selection added value to the sleeve was utilities, although an underweight in this segment offset the positive impact of security selection.

The year 2007 is expected to bring some challenges for the stock market, including a continued slowdown in the economy and decelerating corporate earnings growth. Nevertheless, we believe that our disciplined investment approach, which seeks to provide an optimal balance between risk and expected return, will continue to produce favorable results over the long term.

Franklin Portfolio Associates, LLC – Core

For the annual reporting period, the Franklin Portfolio Associates sleeve of the GVIT Small Company Fund returned 6.77% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

The U.S. equity market posted strong gains in 2006 across all capitalization ranges. Small caps finished ahead of large caps, albeit only slightly; the Russell 2000 Index gained 18.37% compared to the Russell 1000® Index return of 15.46%. The strongest-performing sectors within the Russell 2000 Index were consumer staples, materials, REITs and utilities; the health-care sector lagged during the reporting period. The market’s gains came despite the effects of a number of macroeconomic concerns during the period. These concerns included the end of the housing bubble, continued high energy costs (despite a relative decline in oil prices during the second half of the reporting period) and a general economic slowdown. Market observers appeared to be relieved that the chances of the economy entering a true recession receded as the year progressed and prospects for a “soft landing”(rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation) improved.

The sleeve underperformed the benchmark during the reporting period, primarily as a result of stock selection, rather than industry or sector weighting differences between the sleeve and its benchmark. In particular, stocks with favorable long-term growth estimates and favorable price momentum, two factors that are ranked highly within our quantitative stock-ranking models, performed poorly during the reporting period. Also, stocks with greater financial leverage and higher balance-sheet risk — issues that our process tends to avoid — outperformed during the reporting period. Specific

3

Gartmore GVIT Small Company Fund

sectors in which our stock selections were least effective included financial services and health care.

Other characteristics of the sleeve contributed to performance, but they were insufficient to offset the negative effects of specific stock selection. For example, our perennial tilt toward stocks that are cheaper as measured by earnings yield had a positive impact during the reporting period, but because our process primarily emphasizes specific stock selection, the effect of our stock-selection decisions tends to overshadow contributions that stem from other areas.

Despite the sleeve’s underperformance in 2006, we remain focused on our investment discipline as it applies to stock selection, portfolio construction and implementation. We do not expect current market conditions to persist. We believe that the sleeve will be well positioned to outperform the Russell 2000 Index when those characteristics that our process has identified as adding value are recognized by the market. The sleeve is overweight in those names that we consider superior to their competitors from both a valuation and an earnings growth/momentum perspective.

Morgan Stanley Investment Management, Inc. — Small-Cap Growth

For the annual reporting period, the Morgan Stanley Investment Management sleeve of the GVIT Small Company Fund returned 12.97% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

The sleeve underperformed the Index due to stock selection and sector allocation decisions. Areas of weakness for the sleeve included the consumer discretionary, other energy, and materials and processing sectors. Within consumer discretionary, a large sector overweight detracted from sleeve returns, as did stock selection in household furnishings, consumer products and textile apparel manufacturers. The sleeve’s choice of crude oil producers in the other energy sector also hindered performance. In addition, stock selection had a negative impact on sleeve returns in the materials and processing sector, particularly involving metals and materials firms as well as metal fabricating and real estate companies.

Despite these negative factors, sleeve performance was helped by several notable contributors. Within the technology sector, strong stock selection in miscellaneous technology, computer services, software companies and semiconductors had a positive effect on sleeve returns. An underweight allocation in technology further enhanced sleeve performance. Stock selection in homebuilding stocks and wireless equipment companies added to relative returns in the producer durables sector. And although the sleeve’s avoidance of real estate investment trusts (REITs) detracted slightly, the selection of diversified financial companies and financial information services within the financial services sector bolstered sleeve performance.

At the end of the reporting period, consumer discretionary represented the largest sector weight and overweight in the sleeve, followed by health care and technology. These latter two were underweighted in the sleeve versus the Russell 2000 Growth Index.

Waddell & Reed Investment Management Co. — Small-Cap Growth

For the annual reporting period, the Waddell & Reed Investment Management sleeve of the GVIT Small Company Fund returned 3.69% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

For 2006, the Russell 2000 Growth Index experienced its fourth consecutive yearly advance. Nevertheless, the period proved difficult for this sleeve of the Fund from three perspectives: short opportunity windows, sector leadership and individual holdings.

First, relative to the Index perspective, most of the Fund’s returns for the year occurred early in the first quarter, with notable strength evidenced in January. The first quarter proved to be our worst performing quarter for the reporting period; we were unable to regain the lost ground during the remainder of what was an difficult year.

Second, from a sector perspective, cyclical growth outperformed non-economic-sensitive growth. Materials, energy and industrials led health care, technology and consumer discretionary throughout most of the reporting period. Since our focus remained on stocks with the potential for longer-term profitability with sustainable growth, we were not heavily invested in sectors that usually benefit the most during the peak of the U.S. economic cycle.

Finally, from an individual holdings perspective, the Fund sleeve performed poorly. Five of the top 10 stocks, accounting for nearly a third of the sleeve’s weighting, posted negative returns. Each of these holdings, however, had contributed strongly to the sleeve’s performance during the previous three years. In addition, some of our long-held workhorse stocks, such as O’Reilly Automotive, Inc.; Cerner Corp.; Healthways, Inc.; and The Corporate Executive Board Co. underperformed.

The combination of the three factors mentioned in the paragraphs above proved to be the perfect storm — conditions that we believe are highly unlikely to be repeated in 2007. A slowing macroeconomic growth outlook should favor more typical secular growth companies; the financial characteristics of our holdings remain strong. We continue to focus on higher-quality companies with visibility and sustainability of earnings. We believe that these types of companies

4

Gartmore GVIT Small Company Fund

will fare relatively well should we experience a difficult economy ahead.

Gartmore Mutual Fund Capital Trust — Small-Cap Value

For the annual reporting period, the Gartmore Mutual Fund Capital Trust sleeve of the GVIT Small Company Fund returned 16.85% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

Despite investors’ concerns about rising interest rates, high oil prices and a deteriorating housing market, most stock indexes managed solid gains in 2006, and small-cap value indexes were the strongest of all. Strength at the beginning and end of the reporting period was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at the August, September, October and December Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the reporting period were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices.

Detracting sectors for this sleeve of the Fund included materials, energy and industrials. We were close to market weight in these top-performing sectors, and our stock selections provided good absolute returns, but we were underweight in the most leveraged, cyclical stocks in the Russell 2000® Value Index. Notable stocks that we did not own during this period included Chaparral Steel Co., AMREP Corp. and Veritas DGC Inc.; the prices of these volatile securities all more than doubled during the reporting period.

The sleeve’s solid individual stock selections that contributed to Fund performance included Continental Airlines, Inc.; Philips-Van Heusen Corp.; Carolina Corp.; and Ceradyne, Inc. These holdings are from disparate industries, but all offered improving and underappreciated business fundamentals combined with reasonable stock-market valuations.

Looking ahead, we are encouraged that interest rates and inflation have moderated, and corporate profit growth has maintained momentum. Bearish investors have pointed to the plethora of international tensions in Venezuela, Iraq, Iran, Russia and elsewhere; we are aware, however, that the stock market has a history of climbing up “walls of worry,” because well-publicized global concerns usually have been completely discounted by the time bearish investors begin ranting about impending calamity. As long as the economy avoids recession in 2007, and we think it will do so, the stock market should continue to offer potential for rewarding opportunities in the foreseeable future.

Neuberger Berman, LLC — Small-Cap Value

For the annual reporting period, the Neuberger Berman sleeve of the GVIT Small Company Fund returned 8.99% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

The U.S. economy cooled during 2006, responding to continued Federal Reserve Board tightening and a slowing housing market. From a peak of 5.6% during the first quarter of 2006, gross domestic product declined during the reporting period, falling to 2.0% during the third quarter of the year. Still, corporate earnings growth remained strong, aided by continued gains in profit margins and the spending proclivity of the U.S. consumer. With earnings estimates lifted throughout the year, and with an (anticipated) end to the Federal Reserve’s tightening cycle in sight, investors bid up stocks, supporting impressive gains in the markets. During the reporting period, small-cap stocks outperformed large-cap stocks, as measured by the S&P 500® Index. Within small caps, value meaningfully outperformed growth.

The economic environment in 2006 proved difficult for the sleeve, which, while positioned for the slowdown in economic activity, had difficulty enduring the optimism engendered by the strength in earnings and predicted Fed easing. The sleeve was positioned defensively, and the hedge in place against a more optimistic economic outlook — an overweight position in energy — proved ineffective as mild weather weighed on natural gas prices. Much of the negative gap between the sleeve’s 2006 results and those of the Russell 2000 Value Index was related to our overweight position in energy, which was exacerbated by our broad exposure to natural gas within this sector; this sub-sector was particularly weak, due in part to an abnormally warm winter that depressed gas prices. Stock selection in industrials and information technology also were significant reasons for underperformance in 2006.

Our lack of participation in REITs and utilities also affected the sleeve’s relative performance in 2006, because each of these sectors increased significantly during the reporting period. Regarding REITs, historically we have not invested in the sector, because such companies do not self-finance their own growth, and competitive barriers to entry are low. Both of these criteria are important in our investment philosophy. Regarding utilities, we believe that most companies look fully valued and are trading toward the high end of historic ranges in terms of earnings and cash flow. We do not anticipate a major change in our investment stance toward REITs and utilities.

The sleeve remains defensively positioned, reflecting concerns about the ability of the U.S. consumer to continue spending at levels well above income. The sleeve remains underweight in the consumer discretionary sector, which naturally is directly affected by a

5

Gartmore GVIT Small Company Fund

slowdown in consumer spending, and the financial services sector, an area in which we are concerned about the negative confluence of reduced lending volume and an adverse credit cycle. The sleeve carries an overweight in the health-care sector, which represents a highly diverse set of companies that benefit from defensive growth drivers.

Notwithstanding an overall defensive flavor, the sleeve also reflects our conviction that many of the world’s developing economies will continue to post solid growth, thus our decision to continue with an overweight position in energy. Although during any short-term time period energy prices can be negatively affected by weakening economic activity as well as weather conditions, the long-term fundamentals remain bright. Energy depletion has been estimated to run on the order of 7% to 8% annually, meaning that reserves equal to the annual production of countries such as Iran or Kuwait must be found every year in order to keep production levels static.

Finally, we want to stress that our core investment process has not changed. While we attempt to weight the sleeve toward the most attractive sectors, our primary objective is to find great companies, which exist in every sector; it is our goal to find them.

We look for companies that are able to generate high levels of free cash flow, which in turn generates strong financial returns on a sustained basis (indicating that the companies benefit from meaningful barriers to entry). We also look for firms that have excellent management teams as well as strong balance sheets that not only contribute to lesser financial risk but allow these companies to take full advantage of acquisition opportunities.

Gartmore Global Partners — International Small Cap

For the annual reporting period, the Gartmore Global Partners sleeve of the GVIT Small Company Fund returned 33.30% versus 18.37% for the Fund’s benchmark, the Russell 2000® Index.

Global equity markets experienced a strong year with international stocks leading the way. Emerging markets and smaller-capitalization stocks were particularly strong. A wide variety of challenging news was overcome, including the story of securities violations involving Japan’s Livedoor, the ongoing conflict in Iraq, the terrorist plot at Heathrow airport, options backdating, and a coup in Thailand.

U.S. investors in international stocks benefited from the dramatic weakening of the U.S. dollar during the reporting period. The euro reached three-year highs, and the British pound hit a 14-year high. Gains in overseas markets were magnified by foreign exchange translation. Mergers and acquisitions contributed to gains as the world seemed to be awash in liquidity; both private equity and leveraged buyout players were extremely active. While our quantitative strategy does not actively seek takeover candidates, it tends to benefit as some acquirers use similar valuation metrics. U.S. interest rates stabilized after two years of consistent hikes by the Federal Reserve Board, while European rates still appeared to have some upward bias.

During the reporting period, the sleeve outperformed the Russell 2000 Index. Two of the strongest contributors were from Europe: British pub chain J D Wetherspoon plc and JM AB, a Swedish construction firm. Two of the larger losses for the sleeve were Japanese stocks: Nissan Diesel Motor Co., Ltd. and Creed Corp.

The sleeve’s construction process maximizes utility, seeking to obtain the optimal trade-off of return for risk. We do not time markets and will be fully invested at all times. Our four quantitative models —valuation, estimate revision, earnings quality and relative strength —are designed to deliver a sleeve that is cheaper than the overall market, yet has more positive catalysts. Our belief is that such a sleeve will be amply rewarded over time.

Portfolio Managers:

American Century Investment Management, Inc: William Martin, Wilhelmine von Turk and Thomas P. Vaiana

Franklin Portfolio Associates, LLC*: John C. Cone, Oliver Buckley, Langton C. Garvin, Kristin Crawford and Amitabh Dugar

Morgan Stanley Investment Management, Inc.: Dennis Lynch, David Cohen, Sam Chainani and Alexander Norton

Waddell & Reed Investment Management Co.: Mark G. Seferovich and Kenneth McQuade

Gartmore Mutual Fund Capital Trust: Gary Haubold, CFA; William Gerlach, CFA; and Charles Purcell, CFA

Neuberger Berman, LLC: Judith M. Vale and Robert D’Alelio

Gartmore Global Partners: Michael J. Gleason and Luke A. Smith

*Franklin Portfolio Associates is not affiliated with Franklin Templeton Group of Funds or Franklin Resources, Inc.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

6

Gartmore GVIT Small Company Fund

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428., Pa 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

7

Fund Performance	Gartmore GVIT Small Company Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	12.04%	11.79%	11.72%
Class II3	11.75%	11.52%	11.44%
Class III[3]	12.06%	11.81%	11.73%
Class IV3	12.04%	11.79%	11.72%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Company Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8

Shareholder

Expense Example	Gartmore GVIT Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Company Fund
Class I	Actual		$1,000.00	$1,069.10	$6.26	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.15	$6.13	1.20%
Class II	Actual		$1,000.00	$1,067.60	$7.61	1.46%
	Hypothetical	[1]	$1,000.00	$1,017.84	$7.45	1.46%
Class III	Actual		$1,000.00	$1,069.90	$6.16	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.25	$6.02	1.18%
Class IV	Actual		$1,000.00	$1,069.10	$6.31	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.10	$6.18	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

9

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Small Company Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.2%
Mutual Fund	1.0%
Commercial Paper	0.8%
Rights	0.0%
Warrant	0.0%
Other assets in excess of liabilities	1.0%

100.0%

Top Holdings
AIM Liquid Assets Portfolio	0.9%
Gaylord Entertainment	0.9%
Countrywide Home Loans, 5.50%, 01/02/07	0.8%
Morningstar, Inc.	0.7%
FactSet Research Systems, Inc.	0.7%
Costar Group, Inc.	0.6%
Blabkbaud, Inc.	0.6%
Desarrolladora Homex SA de CV ADR	0.6%
Greenhill & Co., Inc.	0.5%
Strayer Education, Inc.	0.5%
Other	93.2%

100.0%

Top Industries
Retail	6.2%
Oil & Gas	4.2%
Real Estate Investment Trust	3.6%
Healthcare	3.5%
Financial	3.0%
Banking	2.9%
Financial Services	2.8%
Computer Software	2.4%
Transportation	2.5%
Building & Construction	2.3%
Other	66.7%

100.1%

Top Countries
United States	78.8%
Japan	5.3%
United Kingdom	3.9%
Sweden	1.2%
Australia	0.9%
Germany	0.9%
France	0.9%
Netherlands	0.8%
Norway	0.7%
Hong Kong	0.7%
Other	5.9%

100.0%

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (97.2%)
AUSTRALIA (0.9%)
Banks (0.1%)
Adelaide Bank Ltd. (c)	47,688	$467,609

Engineering (0.2%)
Downer Edi Ltd. (c)	159,857	879,979
WorleyParsons Ltd. (c)	66,242	1,112,052

		1,992,031

Forest Products (0.0%)
Great Southern Plantations Ltd. (c)	153,077	339,571

Manufacturing (0.0%)
Crane Group Ltd. (c)	30,233	315,764

Oil & Gas (0.0%)
APA Group (c)	53,385	176,443

Pharmaceuticals (0.2%)
Symbion Health Ltd. (c)	592,685	1,768,044

Real Estate Investment Trust (0.1%)
ING Industrial Fund (c)	175,122	326,567
Tishman Speyer Office Fund (c)	336,061	659,625

		986,192

Retail (0.3%)
David Jones Ltd. (c)	441,633	1,448,269
Just Group Ltd. (c)	277,633	809,368

		2,257,637

		8,303,291

AUSTRIA (0.1%)
Machinery (0.1%)
Andritz AG (c)	3,277	710,269

Oil & Gas Equipment & Services (0.0%)
Schoeller-Blackman Oilfield Equipment AG (c)	7,466	342,194

		1,052,463

BELGIUM (0.2%)
Broadcasting (0.0%)
Evs Broadcast Equipment SA (c)	6,171	356,293

Metals (0.1%)
Cumerio (c)	52,900	1,268,252

Shares or Principal Amount		Value

COMMON STOCKS (continued)
BELGIUM (continued)
Ventures Business Trust (0.1%)
GMV NV (b) (c)	9,630	$602,037

		2,226,582

CANADA (0.1%)
Pharmaceuticals (0.1%)
Biovail Corp. International ADR	22,018	465,901

CHINA (0.1%)
Auto Manufacturers (0.0%)
Avichina Industry & Technology Co., Ltd. (c)	1,820,000	186,575

Power Conversion/Supply Equipment (0.0%)
Harbin Power Equipment Co., Ltd. (c)	194,000	221,906

Telephone Communications (0.0%)
SmarTone Telecommunications
Holdings Ltd. (c)	364,500	377,654

Toll Roads (0.0%)
Anhui Expressway Co., Ltd. (c)	524,000	422,795

		1,208,930

DENMARK (0.2%)
Banking (0.1%)
Amagerbanken AS (c)	3,301	218,104
Roskilde Bank (c)	2,660	309,418

		527,522

Brewery (0.0%)
Royal Unibrew AS (c)	2,617	342,469

Financial Services (0.1%)
Simcorp AS (c)	4,267	1,046,285

		1,916,276

FINLAND (0.1%)
Machinery & Equipment (0.0%)
Ramirent Oyj (c)	4,308	254,215

Telecommunication Equipment (0.1%)
Elcoteq Network Corp. (c)	30,054	387,516

		641,731

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FRANCE (0.9%)
Agricultural Operations (0.0%)
FFR Provimi (c)	4,786	$205,017

Building—Residential/Commercial (0.1%)
Kaufman & Broad S.A. (c)	13,754	858,331

Computer Services (0.1%)
GFI Informatique (c)	87,763	721,953
Groupe Steria SCA (c)	6,746	403,518

		1,125,471

Electrical Equipment (0.1%)
Nexans SA (c)	9,710	1,236,725

Machinery (0.1%)
Haulotte Group (c)	22,523	598,277

Metals (0.1%)
CFF Recycling (c)	23,431	938,636

Publishing (0.0%)
Spir Communication (c)	1,114	170,402

Real Estate (0.1%)
Pierre & Vacances (c)	6,377	781,586

Software (0.3%)
Cie Generale de Geophysique SA (b) (c)	9,726	2,099,154

		8,013,599

GERMANY (0.9%)
Aerospace & Defense (0.2%)
MTU Aero Engines Holding AG (c)	42,111	1,921,733

Airlines (0.2%)
Deutsche Lufthansa AG (c)	73,367	2,008,090

Metal Processors & Fabrication (0.2%)
Norddeutsche Affinerie AG (c)	65,136	1,834,542

Television (0.2%)
ProsiebenSAT.1 Media AG (c)	53,087	1,685,591

Wire & Cable Products (0.1%)
Dem Leoni AG (c)	18,008	732,755

		8,182,711

Shares or Principal Amount		Value

COMMON STOCKS (continued)
GREECE (0.2%)
Entertainment (0.2%)
Intralot SA (c)	50,156	$1,740,828

HONG KONG (0.7%)
Banking (0.0%)
HKR International (c)	544,000	263,712

Diversified Operations (0.1%)
Tianjin Development Holdings Ltd. (c)	1,162,000	824,319

Electronics (0.3%)
VTech Holdings Ltd. (c)	331,000	2,038,862

Hotels, Restaurants & Leisure (0.1%)
Hong Kong & Shanghai Hotels (c)	323,500	545,654

Oil & Gas Exploration & Production (0.1%)
CNPC Hong Kong Ltd. (c)	1,560,000	859,276

Real Estate (0.1%)
Hang Lung Group Ltd. (c)	317,000	962,224

		5,494,047

IRELAND (0.1%)
Building & Construction (0.1%)
McInerney Holdings PLC (c)	50,626	987,446

ITALY (0.6%)
Building & Construction (0.0%)
Autostrada Torino-Milano SPA (c)	10,323	232,199

Building Materials (0.0%)
Cementir (c)	35,349	316,314

Clothing (0.3%)
Benetton Group Spa (c)	111,006	2,114,922
Mariella Burani Fashion Group (c)	18,314	490,004

		2,604,926

Electric Products (0.1%)
SAES Getters (c)	9,007	344,006
SAES Getters SPA (c)	11,606	356,682

		700,688

12

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
ITALY (continued)
Food & Beverage (0.1%)
Cremonini SPA (c)	248,509	$787,254

Machinery (0.1%)
Biesse SPA (c)	45,955	935,994

		5,577,375

JAPAN (5.3%)
Auto & Auto Parts (0.4%)
Nissan Diesel Motor Co., Ltd. (c)	386,000	1,289,856
Nissin Kogyo Co., Ltd. (c)	84,700	2,179,522

		3,469,378

Banks (0.0%)
Shinki Co., Ltd. (c)	26,500	87,332

Beverages (0.1%)
Asahi Soft Drinks Co., Ltd. (c)	17,500	252,165
Oenon Holdings, Inc. (c)	208,000	686,054

		938,219

Building & Construction (0.1%)
Bunka Shutter Co., Ltd. (c)	26,000	152,788
Maeda Road Construction Co., Ltd. (c)	44,000	318,457

		471,245

Business Services (0.0%)
Secom Techno Service Co., Ltd. (c)	2,000	80,959

Chemicals (0.2%)
Kanto Denka Kogyo Co., Ltd. (c)	90,000	614,903
Nippon Synthetic Chemical Industry Co. (c)	116,000	424,865
Tohcello Co., Ltd. (c)	38,000	436,730
Toyo Tire & Rubber Co., Ltd. (c)	133,000	644,492

		2,120,990

Computer Services (0.0%)
NEC Fielding, Ltd. (c)	31,600	434,609

Consulting Services (0.0%)
Futures System Consulting Corp. (c)	300	254,232

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Cosmetics (0.1%)
ADERANS Co., Ltd. (c)	10,900	$270,243
Pigeon Corp. (c)	15,500	271,140

		541,383

Electrical & Electronic (0.8%)
Japan Electronic Materials Corp. (c)	20,200	565,758
Kenwood Corp. (c)	596,000	1,062,474
KOA Corp. (c)	103,800	1,461,524
Micronics Japan Co., Ltd (c)	16,400	602,689
Nippon Signal (c)	91,000	672,829
Osaki Electric Co., Ltd. (c)	35,000	261,800
Shibaura Mechatronics Corp. (c)	194,000	963,725
SHINKAWA Ltd. (c)	12,500	265,096
Star Micronics (c)	64,300	1,285,381

		7,141,276

Engineering (0.3%)
Kandenko Co., Ltd (c)	47,000	273,428
Shinko Plantech Ltd. (c)	193,000	1,782,446
Takasago Thermal Engineering Co., Ltd. (c)	36,000	337,077

		2,392,951

Entertainment Software (0.3%)
Capcom Co., Ltd. (c)	141,000	2,532,059

Financial Investments (0.0%)
Ricoh Leasing (c)	9,600	248,878

Food Products (0.2%)
Nichirei Corp. (c)	281,000	1,573,992
Royal Co. (c)	16,000	210,426

		1,784,418

Integrated Telecommunication Services (0.0%)
TIS, Inc. (c)	7,600	179,926

Leisure Products (0.0%)
Fields Corp Npv (c)	66	144,044

Machinery (0.4%)
CKD Corp. (c)	116,800	1,215,920
Enshu Ltd. (b) (c)	132,000	363,802
Nippon Thompson Co., Ltd. (c)	129,000	1,181,162
Toshiba Machine Co., Ltd. (c)	88,000	806,163

		3,567,047

13

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Machinery & Equipment (0.1%)
Harmonic Drive System, Inc. (c)	154	$790,547

Manufacturing (0.1%)
Gunze Ltd. (c)	177,000	888,758

Medical & Biomedical (0.0%)
BML, Inc. (c)	11,300	234,745

Medical Instruments (0.4%)
Nihon Kohden Corp. (c)	85,000	1,944,220
Nipro Corp. (c)	70,000	1,280,776

		3,224,996

Metal Fabricate & Hardware (0.1%)
Godo Steel (Metals) (c)	117,000	655,492

Metal Processors & Fabrication (0.1%)
Kitz Corp. (c)	79,000	662,400
Nippon Filcon Co., Ltd. (c)	23,100	255,465

		917,865

Metals (0.6%)
Chuo Denki Kogyo Co., Ltd. (c)	17,000	77,764
Osaka Steel Co., Ltd. (c)	68,000	1,311,251
Pacific Metals Co., Ltd. (c)	193,000	1,887,995
Yamato Kogyo (c)	82,900	2,087,398

		5,364,408

Motion Pictures & Services (0.0%)
Toei Animation Co., Ltd. (c)	7,400	152,743

Pharmaceuticals (0.3%)
Eiken Chemical Co., Ltd. (c)	84,000	849,481
Kaken Pharmaceutical (c)	22,000	171,600
NICHI-IKO Pharmaceutical Co. (c)	30,000	420,795
Rohto Pharmaceutical Co., Ltd. (c)	35,000	372,016
Santen Pharmaceutical Co., Ltd. (c)	21,600	607,687
Towa Pharmaceutical Co., Ltd. (c)	15,800	513,574

		2,935,153

Retail (0.2%)
Hankyu Department Stores, Inc. (c)	63,000	524,481
Kojima Co., Ltd. (c)	23,800	197,109

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Retail (continued)
Okuwa Co., Ltd. (c)	47,000	$620,475
Parco Co., Ltd. (c)	75,300	859,873

		2,201,938

Software (0.2%)
Cac Corp. (c)	32,800	272,509
Daiwabo Information System Co., Ltd. (c)	18,000	259,286
DTS Corp. (c)	14,800	504,740
Nippon System Development Co., Ltd. (c)	20,000	635,713

		1,672,248

Technology (0.1%)
Yen Tarmon Co., Ltd. (c)	38,300	815,064

Telecommunications (0.1%)
Hitachi Systems & Services, Ltd (c)	13,000	272,433
Kokusai Electric Co., Ltd. (c)	19,000	237,139
New Japan Radio Co., Ltd. (c)	71,000	440,475

		950,047

Transportation (0.0%)
Yusen Air & Sea Service Co. (c)	6,600	143,358

Utilities (0.1%)
Okinawa Electric Power (c)	15,500	954,320

		48,290,628

NETHERLANDS (0.8%)
Computer Software (0.0%)
Unit 4 Agresso NV (b) (c)	9,005	211,585

Engineering Services (0.1%)
Arcadis NV (c)	12,382	761,264

Human Resources (0.2%)
Usg People NV (c)	47,058	2,049,389

Insurance (0.0%)
ING Groep NV (c)	4,428	195,645

Marine Industrial (0.1%)
Smit International NV (c)	13,540	727,679

Pharmaceuticals (0.1%)
OPG Groep NV (c)	7,098	832,749

14

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (continued)
Printing & Publishing (0.2%)
OCE NV (c)	88,335	$1,443,365

Real Estate Investment Trust (0.1%)
Vastned Retail (c)	11,543	1,172,688

		7,394,364

NORWAY (0.7%)
Banking & Finance (0.2%)
Abg Sundal Collier ASA (c)	237,970	494,173
Aktiv Kapital ASA (c)	8,900	133,260
Sparebanken Nord-Norge (c)	17,640	422,312
Sparebanken Rogaland (c)	15,342	464,410

		1,514,155

Construction (0.1%)
Veidekke ASA (c)	12,800	485,644

Financial Services (0.1%)
Acta Holding ASA (c)	410,020	2,155,335

Fisheries (0.1%)
Leroy Seafood Group ASA (c)	29,965	526,910

Retail (0.0%)
Expert ASA (c)	19,200	306,170

Transportation (0.2%)
Jinhui Shipping & Transportation Ltd. (c)	277,073	1,408,006

		6,396,220

PORTUGAL (0.1%)
Building & Construction (0.1%)
SEMPA-Sociedade de Investimento (c)	23,915	278,856
Gestao, SGPS (c)

Food Distributors (0.0%)
Jeronimo Martins SA (c)	9,631	215,976

		494,832

SINGAPORE (0.4%)
Diversified Products (0.0%)
First Engineering Ltd. (c)	173,000	112,469

Machinery (0.2%)
MMI Holding Ltd. (c)	1,506,000	1,029,195

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SINGAPORE (continued)
Oil & Gas (0.1%)
KS Energy Services Ltd. (c)	301,000	$489,016
Singapore Petroleum Co., Ltd. (c)	104,000	295,392

		784,408

Real Estate (0.0%)
The Ascott Group Ltd. (c)	311,000	325,979

Services (0.0%)
Singapore Airport Terminal Services Ltd. (c)	172,000	280,145

Transportation (0.1%)
Ezra Holdings Ltd. (c)	259,200	671,419

		3,203,615

SPAIN (0.3%)
Airlines (0.2%)
Iberia Lineas Aereas de Espana SA (c)	339,751	1,235,537

Industrial Holding Company (0.1%)
Corporacion Financiara Alba SA (c)	13,996	1,043,317

		2,278,854

SWEDEN (1.2%)
Building & Construction (0.5%)
NCC (c)	66,355	1,812,822
JM AB (c)	115,876	2,802,284

		4,615,106

Finance Services (0.2%)
D. Carnegie & Co. AB (c)	85,193	1,830,550

Home Furnishing (0.2%)
Nobia AB (c)	44,289	1,700,777

Real Estate (0.3%)
Kungsleden AB (c)	162,396	2,488,807

		10,635,240

SWITZERLAND (0.6%)
Appliances (0.1%)
AFG Arbonia-Forster Holding AG (c)	1,841	730,624

Banking (0.1%)
Banque Cantonale Vaudois (c)	1,581	761,189

15

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SWITZERLAND (continued)
Foreign Banking (0.0%)
Vontobel Holding AG (c)	9,243	399,047

Insurance (0.1%)
Helvetia Patria Holding	1,891	622,108

Manufacturing (0.1%)
Georg Fischer AG (b) (c)	2,384	1,541,800

Retail (0.2%)
Charles Voegele Holding AG (c)	19,267	1,532,078

		5,586,846

UNITED KINGDOM (3.9%)
Auto & Auto Parts (0.1%)
European Motor Holdings PLC (c)	53,558	508,610

Banking & Finance (0.2%)
Paragon Group (c)	163,551	2,136,180

Building & Construction (0.4%)
Babcock International Group PLC (c)	150,600	1,180,019
Kier Group PLC (c)	48,568	2,058,515
SIG PLC (c)	14,676	295,308

		3,533,842

Chemicals (0.1%)
Croda International PLC (c)	47,999	547,206

Commercial Services (0.1%)
Aggreko PLC (c)	92,576	788,498

Computer Services (0.0%)
Computacenter PLC (c)	76,896	403,482

Construction (0.0%)
Morgan Sindall PLC (c)	16,584	430,745

Consulting Services (0.3%)
Atkins (WS) PLC (c)	104,930	1,675,335
Savills PLC (c)	49,866	662,458

		2,337,793

Consumer Products (0.1%)
Mcbride PLC (c)	233,482	899,326

Electrical & Electronic (0.0%)
TT Electronics PLC (c)	62,771	319,242

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Engineering (0.0%)
Keller Group PLC (c)	24,145	$424,731

Finance (0.0%)
Kensington Group PLC (c)	15,403	237,193

Financial Services (0.2%)
Intermediate Capital Group PLC (c)	43,184	1,428,776

Food Diversified (0.3%)
Dairy Crest Group PLC (c)	159,743	2,119,347
Devro PLC	173,394	414,136

		2,533,483

Insurance (0.2%)
Brit Insurance Holdings PLC (c)	252,658	1,557,582

Internet (0.1%)
IG Group Holdings PLC (c)	121,752	692,176

Machinery (0.0%)
Spirax-Sarco Engineering PLC (c)	18,331	358,140

Metals (0.2%)
Aquarius Platinum Ltd. (c)	76,592	1,658,403

Pipelines (0.1%)
BPS Hunting Ord (c)	83,026	973,208

Printing (0.3%)
DE LA Rue PLC (c)	179,704	2,261,044

Real Estate (0.3%)
BPS Dtz Holdings PLC (c)	61,434	1,002,023
Great Portland Estates PLC (c)	139,749	1,892,817

		2,894,840

Retail (0.6%)
N Brown Group PLC (c)	81,903	450,921
Restaurant Group PLC (c)	82,023	495,601
Wetherspoon PLC (c)	217,313	2,954,023
Woolworths Group PLC (c)	2,204,305	1,478,542

		5,379,087

Retail—Automobile (0.0%)
Lookers PLC (c)	123,095	419,529

Storage (0.3%)
Big Yellow Group PLC (c)	110,865	1,528,619
Wincanton PLC (c)	132,601	877,974

		2,406,593

16

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Travel Services (0.0%)
First Choice Holidays PLC (c)	44,732	$248,490

		35,378,199

UNITED STATES (78.8%)
Advertising (0.3%)
Getty Images, Inc. (b)	41,500	1,777,030
Harte-Hanks, Inc.	36,100	1,000,331

		2,777,361

Aerospace & Defense (1.6%)
AAR Corp. (b)	14,700	429,093
Argon St., Inc. (b)	32,800	706,512
CACI International, Inc., Class A (b)	24,100	1,361,650
Curtiss-Wright Corp.	32,700	1,212,516
DRS Technologies, Inc.	52,647	2,773,443
Esterline Technologies Corp. (b)	5,600	225,288
Hexcel Corp. (b)	33,500	583,235
Kaman Corp.	25,100	561,989
ManTech International Corp., Class A (b)	36,300	1,336,929
Moog, Inc., Class A (b)	26,530	1,013,181
MTC Technologies, Inc. (b)	38,000	894,900
NCI, Inc. (b)	47,600	727,804
Teledyne Technologies, Inc. (b)	27,186	1,090,974
Triumph Group, Inc.	12,300	644,889
United Industrial Corp.	10,290	522,218

		14,084,621

Agriculture (0.1%)
UAP Holding Corp.	27,600	694,968

Airline Services (0.0%)
Aercap Holdings NV (b)	5,300	122,854
Frontier Airlines Holdings, Inc. (b)	10,624	78,618

		201,472

Airlines (0.3%)
Alaska Air Group, Inc. (b)	14,800	584,600
JetBlue Airways Corp. (b)	88,700	1,259,540
Mesa Air Group (b)	7,689	65,895
Republic Airways Holdings, Inc. (b)	24,900	417,822

		2,327,857

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Airports Development (0.4%)
Grupo Aeroportuario Del Pacifico SA de CV ADR	94,440	$3,701,104

Apparel (0.3%)
Guess?, Inc. (b)	6,900	437,667
Perry Ellis International (b)	18,844	772,604
Phillips-Van Heusen Corp.	7,900	396,343
Steven Madden Ltd.	5,400	189,486
The Warnaco Group, Inc. (b)	23,000	583,740

		2,379,840

Auction House (0.4%)
Ritchie Brothers Auctioneers, Inc.	65,900	3,528,286

Audio & Video Products (0.1%)
DTS, Inc. (b)	48,400	1,170,796

Auto & Auto Parts (1.3%)
Accuride Corp. (b)	21,150	238,149
ArvinMeritor, Inc.	114,272	2,083,179
Asbury Automotive Group	8,900	209,684
Directed Electronics, Inc. (b)	82,580	945,541
Group 1 Automotive, Inc.	39,649	2,050,646
LKQ Corp. (b)	117,856	2,709,509
Navistar International Corp. (b)	3,500	117,005
O’Reilly Automotive, Inc. (b)	96,580	3,096,355
Rush Enterprises Inc., Class A (b)	11,000	186,120
Sonic Automotive, Inc.	9,200	267,168

		11,903,356

Auto Retail (0.2%)
Copart, Inc. (b)	53,510	1,605,300

Banking (2.7%)
Amcore Financial, Inc.	20,200	659,934
BancFirst Corp.	5,398	291,492
BOK Financial Corp.	15,400	846,692
Boston Private Financial Holdings, Inc.	13,000	366,730
Center Financial Corp.	6,517	156,212
Chittenden Corp.	11,000	337,590
Citizens Banking Corp.	3,600	95,400
City Bank Lynnwood	4,281	153,260
City Holding Co.	7,096	290,155
Community Bancorp (b)	1,600	48,304
Community Trust Bancorp, Inc.	715	29,694
Corus Bankshares, Inc.	100,114	2,309,629

17

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Banking (continued)
Cowen Group, Inc. (b)	54,490	$1,152,464
Delta Financial Corp.	9,786	99,132
Dime Community Bancshares	56,750	795,068
First Citizens BancShares, Inc.	4,551	922,215
First Commonwealth Financial Corp.	23,200	311,576
First Community Bancorp	1,400	73,178
First Regional Bancorp (b)	4,314	147,064
Firstbank Corp.	14,900	141,997
FirstFed Financial Corp. (b)	30,148	2,019,012
Franklin Bank Corp. (b)	31,900	655,226
Fremont General Corp.	24,400	395,524
Glacier Bancorp, Inc.	13,800	337,272
Great Southern Bancorp, Inc.	12,060	355,891
Hanmi Financial Corp.	46,700	1,052,151
Independent Bank Corp.	2,866	72,481
Integra Bank Corporation	9,235	254,147
Intervest Bancshares Corp. (b)	6,700	230,547
ITLA Capital Corp.	1,883	109,045
MAF Bancorp, Inc.	18,500	826,765
Mainsource Financial Group, Inc.	3,885	65,812
N B T Bancorp, Inc.	16,180	412,752
National Penn Bancshares, Inc.	46,355	938,689
Old National Bancorp	24,200	457,864
Pacific Capital Bancorp	14,630	491,275
Preferred Bank	1,219	73,250
Provident Bankshares Corp.	19,900	708,440
Republic Bancorp, Inc — Class A	1,500	37,635
Sanders Morris Harris Group, Inc.	102,700	1,311,479
Sterling Financial Corp.	19,000	449,730
Suffolk Bancorp	1,800	68,634
Texas Capital Bancshares, Inc. (b)	9,000	178,920
TrustCo Bank Corp.	25,400	282,448
Trustmark Corp.	4,675	152,919
UMB Financial	22,400	817,824
Union Bankshares Corp.	21,268	650,588
Virginia Commerce Bancorp, Inc. (b)	6,300	125,244
Western Alliance Bancorp (b)	2,200	76,494
Wilmington Trust Corp.	20,000	843,400
Wilshire Bancorp, Inc.	14,900	282,653

		23,961,897

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Beverages (0.0%)
Coca-Cola Bottling Co.	475	$32,504

Broadcasting (0.2%)
CKX, Inc. (b)	89,272	1,047,161
Sinclair Broadcast Group, Inc., Class A	50,124	526,302
World Wrestling Federation Entertainment, Inc.	16,300	265,690

		1,839,153

Building & Construction (1.2%)
Aaon, Inc.	2,100	55,188
Brookfield Homes Corp.	43,185	1,621,597
Chicago Bridge & Iron Co.	168,562	4,608,484
Comfort Systems USA, Inc.	10,000	126,400
Granite Construction, Inc.	7,099	357,222
LSI Industries, Inc.	4,800	95,280
M/I Homes, Inc.	6,800	259,692
Simpson Manufacturing Co., Inc.	58,500	1,851,525
Standard-Pacific Corp.	18,500	495,615
U.S. Concrete, Inc. (b)	64,532	459,468
Williams Scotsman International, Inc. (b)	60,740	1,191,719

		11,122,190

Building Products (0.1%)
Drew Industries, Inc. (b)	28,400	738,684

Business Services (1.1%)
Arbitron, Inc.	35,680	1,549,939
Comtech Group, Inc. (b)	85,800	1,560,701
CSG Systems International, Inc. (b)	15,448	412,925
Fair, Issac and Co., Inc.	26,675	1,084,339
Forrester Research, Inc. (b)	49,779	1,349,509
FTD Group, Inc. (b)	6,972	124,729
Healthcare Services Group, Inc.	19,300	558,928
Herman Miller, Inc.	13,600	494,496
KFORCE.COM, Inc. (b)	14,800	180,116
Modis Professional Services, Inc. (b)	46,800	663,624
Parexel International Corp. (b)	13,800	399,786
Rewards Network, Inc. (b)	43,546	302,645
Rollins, Inc.	35,600	787,116
Standard Parking Corp. (b)	5,551	213,214

		9,682,067

18

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Capital Goods (0.0%)
Robbins & Myers, Inc.	1,492	$68,513

Chemicals (0.8%)
A. Schulman, Inc.	17,200	382,700
Celanese Corp.	68,091	1,762,195
Georgia Gulf Corp.	15,648	302,163
H. B. Fuller Co.	21,404	552,651
Olin Corp.	14,600	241,192
OM Group, Inc. (b)	39,400	1,784,032
Pioneer Cos., Inc. (b)	19,451	557,466
PolyOne Corp. (b)	17,400	130,500
Sensient Technologies Corp.	19,064	468,974
Spartech Corp.	18,648	488,951
Westlake Chemical Corp.	28,203	885,010

		7,555,834

Coal (0.1%)
James River Coal Co. (b)	24,100	223,648
Massey Energy Co.	18,804	436,817

		660,465

Commercial Services (1.5%)
Cbiz, Inc. (b)	32,100	223,737
Central Parking Corp.	1,400	25,200
Coinstar, Inc. (b)	11,432	349,476
Convergys Corporation (b)	50,435	1,199,344
Costar Group, Inc. (b)	107,473	5,756,254
Macquarie Infrastructure Co. Trust	63,227	2,243,294
Plexus Corp. (b)	30,400	725,952
Priceline.com, Inc. (b)	34,989	1,525,870
Steiner Leisure Ltd. (b)	30,925	1,407,088

		13,456,215

Communications (0.2%)
CenturyTel, Inc.	17,141	748,376
Charter Communications, Inc. (b)	254,438	778,581
Usa Mobility, Inc.	13,744	307,453

		1,834,410

Communications & Media (0.1%)
Foundry Networks, Inc. (b)	17,500	262,150
Globalstar, Inc. (b)	17,210	239,391

		501,541

Computer Hardware (0.0%)
RBC Bearings, Inc. (b)	2,336	66,950

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Computer Service (1.8%)
Acxiom Corp.	71,352	$1,830,179
Agilysys, Inc.	12,860	215,276
Cerner Corp. (b)	68,100	3,098,550
Corel Corp. (b)	83,630	1,129,005
IHS, Inc. (b)	103,115	4,070,981
Mentor Graphics Corp. (b)	32,211	580,764
MTS Systems	8,200	316,684
Rackable Systems, Inc. (b)	71,100	2,201,967
SI International, Inc. (b)	20,500	664,610
SRA Internatinal, Inc., Class A (b)	22,100	590,954
Sykes Enterprises, Inc. (b)	52,510	926,276
Tyler Technologies, Inc. (b)	17,500	246,050

		15,871,296

Computer Software (2.4%)
Aspen Technologies, Inc. (b)	4,518	49,788
Blackbaud, Inc.	215,400	5,600,400
Docucorp International, Inc. (b)	4,978	50,676
EPIQ Systems, Inc. (b)	69,020	1,171,269
Hyperion Solutions Corp. (b)	13,900	499,566
Imation Corp.	7,373	342,328
Informatica Corp. (b)	32,000	390,720
Keane, Inc. (b)	15,700	186,987
MapInfo Corp. (b)	8,900	116,145
Micros Systems, Inc. (b)	35,020	1,845,554
MicroStrategy, Inc. (b)	24,990	2,849,110
NETGEAR, Inc. (b)	16,500	433,125
Scientific Games Corp. (b)	99,200	2,998,816
SPSS, Inc. (b)	5,400	162,378
Sybase, Inc. (b)	81,963	2,024,486
Synnex Corp. (b)	11,223	246,233
TradeStation Group, Inc. (b)	65,530	901,038
Transaction Systems Architects, Inc. (b)	9,000	293,130
Vignette Corp. (b)	40,800	696,456
Visicu, Inc. (b)	61,000	683,200
Wind River Systems, Inc. (b)	51,700	529,925

		22,071,330

Computer Systems (0.1%)
Brocade Communications Systems, Inc. (b)	69,885	573,756

Computers (0.0%)
Cray, Inc. (b)	18,377	218,319

19

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Construction & Housing (0.8%)
Desarrolladora Homex SAde CV ADR (b)	86,682	$5,120,305
Emcor Group, Inc. (b)	33,978	1,931,649

		7,051,954

Consulting Services (0.7%)
CRA International, Inc. (b)	4,400	230,560
First Consulting Group, Inc. (b)	5,700	78,432
FTI Consulting, Inc. (b)	5,000	139,450
LECG Corp. (b)	45,700	844,536
The Advisory Board Co. (b)	78,750	4,216,275
Watson Wyatt Worldwide, Inc.	26,879	1,213,587

		6,722,840

Consumer Goods & Services (0.9%)
Blyth, Inc.	42,457	880,983
Church & Dwight Co., Inc.	75,700	3,228,605
Kellwood Co.	40,024	1,301,580
Matthews International Corp., Class A	63,000	2,479,050

		7,890,218

Consumer Products (0.1%)
Central Garden & Pet Co. (b)	25,800	1,249,236

Cosmetics (0.3%)
Bare Escentuals, Inc (b)	54,300	1,687,101
Elizabeth Arden, Inc. (b)	46,500	885,825

		2,572,926

Cosmetics & Toiletries (0.0%)
Helen of Troy Ltd. (b)	3,382	82,047

Data Processing & Reproduction (0.2%)
Dun & Bradstreet Corp. (b)	944	78,154
infoUSA, Inc.	22,460	267,499
Perot Systems Corp. Class A (b)	56,600	927,673
TheStreet.com, Inc.	28,550	254,095

		1,527,421

Diagnostic Equipment (0.0%)
Orasure Technologies, Inc. (b)	27,800	229,628

Distribution (0.4%)
Bell Microproducts, Inc. (b)	75,175	529,984
BlueLinx Holdings, Inc.	9,029	93,902

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Distribution (continued)
Building Materials Holding Corp.	25,656	$633,447
Pool Corp.	65,842	2,579,030

		3,836,363

Diversified Manufacturing Operations (0.4%)
A.O. Smith Corp.	6,524	245,041
Barnes Group, Inc.	64,200	1,396,350
Teleflex, Inc.	24,724	1,596,182

		3,237,573

E-Commerce (0.3%)
CTRIP.COM International	40,781	2,547,997

Education (1.0%)
Blackboard, Inc. (b)	154,275	4,634,421
ITT Educational Services, Inc. (b)	66,700	4,426,879

		9,061,300

Electric Utility (0.0%)
Allete, Inc.	1,829	85,122

Electronic Components (0.2%)
Ansoft Corp. (b)	14,711	408,966
Avnet, Inc. (b)	23,900	610,166
AVX Corp.	7,418	109,712
Greatbatch, Inc. (b)	12,100	325,732
Lamson & Sessions Co. (b)	14,092	341,872
Merix Corp. (b)	6,619	61,491
Methode Electronics	11,500	124,545
Zoran Corp. (b)	16,498	240,541

		2,223,025

Electronics (1.0%)
Aeroflex, Inc. (b)	117,500	1,377,100
Amkor Technology, Inc. (b)	74,383	694,737
Bel Fuse, Inc.	6,200	215,698
Benchmark Electronics, Inc. (b)	16,500	401,940
Conexant Systems, Inc. (b)	138,700	282,948
Diodes, Inc. (b)	8,000	283,840
EMS Technologies (b)	4,500	90,135
Littelfuse, Inc. (b)	20,980	668,842
IXYS Corp. (b)	9,400	83,660
Mettler Toledo International, Inc. (b)	22,316	1,759,617
MKS Instruments, Inc. (b)	39,718	896,832
Planar Systems, Inc. (b)	31,480	304,412

20

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Electronics (continued)
Rogers Corp. (b)	3,500	$207,025
Technitrol, Inc.	30,190	721,239
TTMTechnologies, Inc. (b)	24,817	281,177
Varian Semiconductor Equipment Associates, Inc. (b)	1,863	84,804
WESCO International, Inc. (b)	5,369	315,751

		8,669,757

Energy (0.4%)
Advanced Energy Industries (b)	29,595	558,458
Azz, Inc. (b)	2,856	146,227
Covanta Holding Corp. (b)	39,902	879,440
Energy East Corporation	8,800	218,240
Evergreen Energy, Inc. (b)	18,800	185,932
Headwaters, Inc. (b)	19,000	455,240
MGP Ingredients, Inc.	10,800	244,188
Puget Energy, Inc.	11,000	278,960
Sierra Pacific Resources (b)	58,600	986,238
Vectren Corp.	1,132	32,013

		3,984,936

Engineering Services (0.2%)
Foster Wheeler Ltd. (b)	662	36,503
McDermott International, Inc. (b)	43,396	2,207,120

		2,243,623

Entertainment (0.6%)
LodgeNet Entertainment Corp. (b)	20,035	501,476
Marvel Entertainment, Inc. (b)	74,968	2,017,390
Netflix, Inc. (b)	52,462	1,356,667
Speedway Motorsports, Inc.	9,000	345,600
Watson Pharmaceutical, Inc.	41,894	961,467

		5,182,600

Environmental Services (0.0%)
Clean Harbors, Inc. (b)	3,896	188,605

Finance Services (0.1%)
Knight Captial Group, Inc. Class A (b)	27,300	523,341

Financial (3.0%)
Affiliated Managers Group, Inc. (b)	4,100	431,033
BankUnited Financial Corp.	10,721	299,759
CBRE Realty Finance, Inc.	30,400	477,584
Central Pacific Financial Corp.	22,400	868,224
Colonial BancGroup, Inc.	41,700	1,073,358

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial (continued)
Commerce Bancshares, Inc.	9,350	$452,634
East-West Bancorp, Inc.	68,200	2,415,644
Financial Federal Corp.	138,650	4,077,697
First Midwest Bancorp, Inc.	4,900	189,532
First State Bancorp	2,800	69,300
Greater Bay Bancorp	2,700	71,091
Greenhill & Co., Inc.	66,122	4,879,804
IndyMac Bancorp, Inc.	23,052	1,041,028
Morningstar, Inc. (b)	133,144	5,998,136
OceanFirst Financial Corp.	3,500	80,255
optionsXpress Holdings, Inc.	42,200	957,518
Prosperity Bancshares, Inc.	38,200	1,318,282
Raymond James Financial, Inc.	13,800	418,278
TierOne, Corp.	1,800	56,898
UCBH Holdings, Inc.	30,800	540,848
United PanAm Financial Corp. (b)	17,600	242,176
Westamerica Bancorp.	29,600	1,498,648

		27,457,727

Financial Services (2.4%)
Advanta Corp., Class B	2,800	122,164
ASTA Funding, Inc.	8,200	249,608
Bank of Hawaii Corp.	27,955	1,508,172
Bankrate, Inc. (b)	28,111	1,066,812
Cadence Financial Corp.	43,300	938,311
City National Corp.	14,633	1,041,870
Corporate Executive Board Co.	30,500	2,674,850
Cullen/Frost Bankers, Inc.	5,850	326,547
Downey Financial Corp.	7,567	549,213
Euronet Worldwide, Inc. (b)	61,700	1,831,873
FactSet Research Systems, Inc.	105,050	5,933,225
Federal Agricultural Mortgage Corp.	2,900	78,677
Financial Institutions, Inc.	5,365	123,663
Ocwen Financial Corp. (b)	134,655	2,135,628
Protective Life Corp.	17,142	814,245
SWS Group, Inc.	26,947	962,008
Thomas Weisel Partners Group, Inc. (b)	34,700	732,170
Whitney Holding Corp.	4,592	149,791
World Acceptance (b)	8,721	409,451

		21,648,278

21

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Food & Beverage (1.3%)
AFC Enterprises, Inc. (b)	129,638	$2,290,703
Corn Products International, Inc.	18,522	639,750
Domino’s Pizza, Inc.	14,414	403,592
Imperial Sugar Co.	15,700	380,097
Infinity BIO-ENERGY Ltd. (b)	94,500	503,685
Krispy Kreme Doughnuts, Inc. (b)	116,491	1,293,050
M & F Worldwide Corp. (b)	17,627	445,258
Mueller Water Products, Inc., Class A	65,186	969,316
NBTY, Inc. (b)	50,642	2,105,188
Peet’s Coffee & Tea, Inc. (b)	54,212	1,422,523
Performance Food Group Co. (b)	38,800	1,072,432
Ruddick Corp.	20,000	555,000

		12,080,594

Food Distributors, Supermarkets & Wholesalers (0.5%)
Seaboard Corp.	732	1,291,980
Spartan Stores, Inc.	24,880	520,738
Tootsie Roll Industries	25,300	827,310
United Natural Foods, Inc. (b)	44,700	1,605,624
Weis Markets, Inc.	5,800	232,638
Wild Oats Markets, Inc. (b)	14,700	211,386

		4,689,676

Footwear (0.2%)
Heelys, Inc. (b)	59,517	1,911,091
Stride Rite Corp.	9,000	135,720

		2,046,811

Forest Products (0.1%)
Deltic Timber Corp.	19,687	1,098,141

Gaming (0.3%)
Dover Downs Gaming and	5,700	76,209
Entertainment
Lakes Entertainment, Inc. (b)	38,427	414,627
Shuffle Master, Inc. (b)	78,500	2,056,700

		2,547,536

Gas Distribution (0.0%)
Southwest Gas Corp.	10,000	383,700

Healthcare (3.5%)
Advocat, Inc. (b)	1,651	26,532
Amsurg Corp. (b)	57,516	1,322,868

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Healthcare (continued)
Apria Healthcare Group, Inc. (b)	27,388	$729,890
Arrow International, Inc.	38,213	1,351,976
Healthways, Inc. (b)	79,600	3,797,716
Henry Schein, Inc. (b)	23,700	1,160,826
Hillenbrand Industry, Inc.	3,829	217,985
Hythiam, Inc. (b)	65,060	601,154
Icon PLC — Sponsored ADR (b)	29,400	1,108,380
ICU Medical, Inc. (b)	62,200	2,530,296
Immucor, Inc. (b)	60,000	1,753,800
K-V Pharmaceutical Co. (b)	110,150	2,619,367
Magellan Health Services, Inc. (b)	6,400	276,608
Mentor Corp.	38,600	1,886,382
Molina Healthcare, Inc. (b)	44,873	1,458,821
Techne Corp. (b)	72,098	3,997,835
Vertrue, Inc. (b)	11,271	432,919
WellCare Health Plans, Inc. (b)	35,076	2,416,736
Wright Medical Group, Inc. (b)	38,300	891,624
Young Innovations, Inc.	57,800	1,924,740

		30,506,455

Healthcare Services (0.0%)
Cholestech Corp. (b)	1,730	31,867

Home Furnishings (0.5%)
American Woodmark Corp.	39,205	1,640,729
Genlyte Group, Inc. (b)	1,584	123,726
Select Comfort Corp. (b)	133,250	2,317,218

		4,081,673

Hospitals (0.0%)
Kinetic Concept (b)	1,729	68,382

Hotels, Restaurants & Leisure (0.6%)
Great Wolf Resorts, Inc. (b)	128,170	1,789,253
Interstate Hotels & Resorts, Inc. (b)	100,202	747,507
LaSalle Hotel Properties	15,000	687,750
Orient Express Hotels Ltd.	30,938	1,463,986
Six Flags, Inc. (b)	20,200	105,848
Sunstone Hotel Investors, Inc.	13,200	352,836

		5,147,180

Household Furnishings (0.0%)
Ethan Allen Interiors, Inc.	11,700	422,487

22

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Human Resources (0.0%)
Spherion Corp. (b)	36,200	$268,966

Industrial Equipment (1.3%)
Brady Corp., Class A	114,190	4,257,004
Clarcor, Inc.	78,500	2,654,085
Dionex Corp. (b)	46,540	2,639,283
Interline Brands, Inc. (b)	24,620	553,211
Nordson Corp.	13,941	694,680
Roper Industries, Inc.	22,300	1,120,352

		11,918,615

Information Technology (0.0%)
Comsys IT Partners, Inc. (b)	8,952	180,920
Insight Enterprises, Inc. (b)	2,800	52,836

		233,756

Insurance (1.5%)
21st Century Insurance Group	7,900	139,435
American Financial Group, Inc.	32,386	1,162,981
American Physicians Capital, Inc. (b)	6,900	276,276
American Safety Insurance Group (b)	3,506	65,036
Argonaut Group, Inc. (b)	12,315	429,301
Aspen Insurance Holdings Ltd.	42,643	1,124,069
Brown & Brown, Inc.	43,500	1,227,136
Commerce Group, Inc.	15,870	472,133
Endurance Specialty Holdings Ltd.	45,611	1,668,451
FBL Financial Group, Inc. Class A	2,100	82,068
FPIC Insurance Group, Inc. (b)	2,151	83,824
HCC Insurance Holdings, Inc.	68,582	2,200,797
Hilb, Rogal & Hamilton Co.	25,100	1,057,212
James River Group Inc. (b)	1,992	64,381
LandAmerica Financial Group, Inc.	4,800	302,928
Navigators Group, Inc. (b)	1,371	66,055
Ohio Casualty Corp.	18,900	563,409
Philadelphia Consolidated Holding Corp. (b)	13,558	604,144
Safety Insurance Group, Inc.	23,419	1,187,577
SeaBright Insurance Holdings (b)	5,000	90,050

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Insurance (continued)
Selective Insurance Group, Inc.	7,515	$430,534
United Fire & Casualty Co.	14,160	499,140

		13,796,937

Internet Applications Software (0.2%)
WebEx Communications, Inc. (b)	62,700	2,187,603

Internet Content (0.3%)
CNET Networks, Inc. (b)	154,965	1,408,631
WebSense, Inc. (b)	61,667	1,407,858

		2,816,489

Internet Service Providers (0.0%)
Cognet Communications Group, Inc. (b)	10,000	162,200

Internet Services (1.3%)
Ariba, Inc. (b)	108,000	835,920
Avocent Corp. (b)	26,200	886,870
Baidu.com, Inc. ADR (b) (c)	12,548	1,414,412
ECOLLEGE.COM, Inc. (b)	5,700	89,205
Equinix, Inc. (b)	57,793	4,370,307
Internap Network Services (b)	21,500	427,205
Online Resources & Communications Corp. (b)	5,300	54,113
RealNetworks, Inc. (b)	184,629	2,019,841
Tibco Software, Inc. (b)	119,400	1,127,136
United Online, Inc.	50,592	671,862
WebMethods, Inc. (b)	63,900	470,304

		12,367,175

Investment Company (0.1%)
Calamos Asset Management, Inc.	4,975	133,479
Labranche & Co., Inc. (b)	23,200	228,056
MCG Capital Corp.	21,400	434,848

		796,383

Laser Systems & Components (0.1%)
Rofin-Sinar Technologies, Inc. (b)	13,300	804,118

Leisure (1.7%)
Gaylord Entertainment (b)	165,661	8,437,115
K2, Inc. (b)	8,200	108,158

23

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Leisure (continued)
Regal Entertainment Group, Class A	39,716	$846,745
Steinway Musical Instruments, Inc. (b)	8,909	276,090
Vail Resorts, Inc. (b)	89,170	3,996,599
WMS Industries, Inc. (b)	50,801	1,770,923

		15,435,630

Machinery (1.4%)
A.S.V., Inc. (b)	47,300	769,571
Bucyrus International Inc., Class A	86,250	4,464,301
Circor International, Inc.	2,100	77,259
Commercial Metals Co.	14,700	379,260
Cummins Engine, Inc.	21,859	2,583,297
Flow International Corp. (b)	32,471	357,830
Gardner Denver, Inc. (b)	9,298	346,908
Intevac (b)	20,300	526,785
Joy Global, Inc.	26,850	1,297,929
Middleby Corp. (b)	12,987	1,359,349
Wabtec Corp.	15,900	483,042

		12,645,531

Machinery & Capital Goods (0.0%)
Kaydon Corp.	4,000	158,960

Manufacturing (0.5%)
Actuant Corp.	10,300	490,795
AEP Industries (b)	2,800	149,268
Belden CDT, Inc.	1,400	54,726
EnPro Industries, Inc. (b)	22,000	730,620
General Cable Corp. (b)	4,804	209,983
Goodman Global, Inc. (b)	22,700	390,440
Input/Output, Inc. (b)	16,154	220,179
Novatel, Inc. (b)	48,000	1,915,200
Pemstar, Inc. (b)	46,933	180,692
Topps Co., Inc.	6,300	56,070

		4,397,973

Materials (0.1%)
Ceradyne, Inc. (b)	9,500	536,750
Crane Co.	16,164	592,249

		1,128,999

Materials & Commodities (0.0%)
Delta & Pine Land Co.	9,811	396,855

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Medical Equipment & Supplies (1.8%)
Alliance Imaging, Inc. (b)	19,474	$129,502
Allscripts Healthcare Solutions, Inc. (b)	151,500	4,088,984
American Medical Systems Holdings, Inc. (b)	99,300	1,839,036
Biosite Diagnostics, Inc. (b)	24,649	1,204,104
Cephalon, Inc. (b)	624	43,936
Haemonetics Corp. (b)	28,100	1,265,062
IDEXX Laboratories, Inc. (b)	30,482	2,417,223
Kyphon, Inc. (b)	33,600	1,357,440
Palomar Medical Technologies, Inc. (b)	5,600	283,752
Respironics, Inc. (b)	60,948	2,300,787
Vital Images, Inc. (b)	34,200	1,190,160

		16,119,986

Medical Products (1.6%)
Bio-Rad Laboratories, Inc., Class A (b)	5,300	437,356
Bruker Bioscience Corp (b)	6,754	50,723
Cantel Medical Corp. (b)	1,659	26,859
Dade Behring Holdings, Inc.	35,378	1,408,398
Diversa Corp. (b)	7,000	76,160
Edwards LifeSciences Corp. (b)	6,378	300,021
Gen-Probe, Inc. (b)	38,821	2,033,056
HealthTronics, Inc. (b)	11,203	74,612
Hologic, Inc. (b)	16,524	781,255
Integra LifeSciences Holdings (b)	4,100	174,619
IntraLase Corp (b)	126,900	2,840,021
Nutraceutical International Corp. (b)	17,192	263,210
Pain Therapeutics, Inc. (b)	40,881	363,841
PSS World Medical, Inc. (b)	48,246	942,244
Savient Pharmaceuticals, Inc. (b)	43,612	488,891
Surmodics, Inc. (b)	20,000	622,400
Telik, Inc. (b)	21,000	93,030
The Medicines Co. (b)	2,100	66,612
USANA Health Sciences, Inc. (b)	10,847	560,356
West Pharmaceutical Services, Inc.	39,436	2,020,306
Zoll Medical Corp. (b)	16,715	973,482

		14,597,452

24

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Medical Providers (0.3%)
AMERIGROUP Corp. (b)	66,847	$2,399,139

Medical Systems (0.0%)
Computer Programs & Systems, Inc.	2,100	71,379

Metals (0.1%)
Cleveland Cliffs, Inc.	5,809	281,388
Quanex Corp.	10,900	377,031

		658,419

Mining (0.5%)
Compass Minerals International, Inc.	82,200	2,594,232
Novagold Resources, Inc. (b)	41,200	706,992
Royal Gold	27,000	971,460

		4,272,684

Motion Pictures & Services (0.1%)
Dreamworks Animation SKG, Inc. (b)	21,300	628,137

Multimedia (0.0%)
Media General, Inc.	100	3,717

Networking Products (0.3%)
3Com Corp. (b)	304,368	1,250,952
Anixter International, Inc. (b)	32,000	1,737,600

		2,988,552

Office Equipment & Supplies (0.5%)
CompX International, Inc. (b)	791	15,947
Global Imaging Systems, Inc. (b)	13,478	295,842
IKON Office Solutions, Inc.	5,100	83,487
John H. Harland Co.	46,347	2,326,619
Knoll, Inc.	28,600	629,200
Standard Register Co.	2,100	25,200
United Stationers, Inc. (b)	24,900	1,162,581

		4,538,876

Oil & Gas (4.1%)
Bill Barrett Corp. (b)	82,200	2,236,662
Carbo Ceramics, Inc.	32,750	1,223,868
Delek U.S. Holdings, Inc.	1,190	19,504
Encore Acquisition Co. (b)	115,150	2,824,630
Energen Corp.	55,601	2,609,911
Exploration Co. of Delaware (b)	1,700	22,678
Frontier Oil Corp.	84,060	2,415,884

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Grey Wolf, Inc. (b)	323,420	$2,218,661
Helix Energy Solutions Group, Inc. (b)	61,400	1,926,118
Holly Corp.	3,830	196,862
Hugoton Royalty Trust	16,000	393,600
Hydril Co. (b)	34,900	2,624,131
Markwest Hydrocarbon, Inc.	799	38,791
National-Oilwell, Inc. (b)	7,052	431,441
New Jersey Resources Corp.	7,479	363,330
Newfield Exploration Co. (b)	63,900	2,936,205
Nicor, Inc.	3,230	151,164
Oceaneering International, Inc. (b)	64,500	2,560,650
Oil States International, Inc. (b)	6,200	199,826
Parker Drilling Co. (b)	19,800	161,766
Seacor Holdings, Inc. (b)	6,647	658,984
St. Mary Land & Exploration Co.	111,164	4,095,282
Swift Energy Co. (b)	30,907	1,384,943
Tesoro Petroleum Corp.	13,342	877,503
UGI Corp.	57,176	1,559,761
Unit Corp. (b)	38,800	1,879,860
W-H Energy Services, Inc. (b)	9,200	447,948

		36,459,963

Oil & Gas Exploration Services (1.8%)
Carrizo Oil & Gas, Inc. (b)	66,700	1,935,634
Complete Production Services (b)	23,640	501,168
Comstock Resources, Inc. (b)	53,000	1,646,180
Delta Petroleum Corp. (b)	87,975	2,037,500
EXCO Resources, Inc. (b)	68,400	1,156,644
GMX Resources, Inc. (b)	31,196	1,107,458
Harvest Natural Resources, Inc. (b)	124,525	1,323,701
Mariner Energy, Inc. (b)	11,000	215,600
Matrix Service Corp. (b)	10,371	166,973
Petrohawk Energy Corp. (b)	102,890	1,183,235
Quicksilver Resources, Inc. (b)	49,723	1,819,365
Seitel, Inc. (b)	191,214	683,590
Superior Well Services, Inc. (b)	22,600	577,656
Tetra Technologies, Inc. (b)	23,300	596,014
Trico Marine Services, Inc. (b)	30,303	1,160,908

		16,111,626

25

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Packaging (0.6%)
AptarGroup, Inc.	68,900	$4,067,856
STAMPS.COM, Inc. (b)	86,700	1,365,525

		5,433,381

Paper & Related Products (0.0%)
Buckeye Technologies, Inc. (b)	3,331	39,905
Rock-Tenn Co.	1,680	45,545

		85,450

Patient Monitoring Equipment (0.0%)
Aspect Medical Systems, Inc. (b)	10,500	197,505

Personal Products (0.2%)
Alberto-Culver Co.	48,200	1,033,890
Sally Beauty Holdings, Inc. (b)	95,600	745,680

		1,779,570

Pharmaceuticals (1.3%)
Adams Respiratory Therapeutics, Inc. (b)	32,429	1,323,427
Alkermes, Inc. (b)	15,800	211,246
Atherogenics, Inc. (b)	6,900	68,379
Axcan Pharma, Inc. (b)	2,338	33,293
Biomarin Pharmaceutical, Inc. (b)	29,500	483,505
Enzon Pharmaceuticals, Inc. (b)	42,648	362,934
Flamel Technologies SA ADR (b) (c)	58,006	1,737,280
ICOS Corp. (b)	1,917	64,775
ImClone Systems, Inc. (b)	55,963	1,497,570
King Pharmaceuticals, Inc. (b)	83,269	1,325,642
Mannatech, Inc.	4,100	60,393
Medarex, Inc. (b)	6,600	97,614
Medicis Pharmaceutical Corp., Class A	82,800	2,908,765
Noven Pharmaceuticals, Inc. (b)	44,348	1,128,657
Sciele Pharma, Inc. (b)	1,200	28,800
United Therapeutics Corp. (b)	5,000	271,850

		11,604,130

Photographic Products (0.1%)
CPI Corp.	13,349	620,595

Plastics (0.1%)
Pw Eagle, Inc.	20,708	714,426

Power Conversion & Supply Equipment (0.0%)
Vicor Corp.	13,400	148,874

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Printing (0.4%)
Cenveo, Inc. (b)	22,500	$477,000
Consolidated Graphics, Inc. (b)	18,499	1,092,736
VistaPrint Ltd. (b)	65,004	2,152,282

		3,722,018

Printing & Publishing (0.0%)
Bowne & Co., Inc.	4,100	65,354

Publishing (0.0%)
John Wiley & Sons, Inc.	5,293	203,622
Journal Register Co.	3,400	24,820

		228,442

Real Estate (0.2%)
Consolidated Tomoka Land Co.	9,155	662,822
Grubb & Ellis Co. (b)	88,619	1,020,891

		1,683,713

Real Estate Investment Trust (3.4%)
Affordable Residential Communities (b)	18,900	220,185
American Financial Realty Trust	50,400	576,576
American Home Mortgage Investment Corp.	19,100	670,792
Arbor Realty Trust, Inc.	4,800	144,432
Ashford Hospitality Trust, Inc.	100,250	1,248,113
BioMed Realty Trust, Inc.	17,350	496,210
Capital Trust, Inc. Class A Shares	13,261	662,254
CBL & Associates Properties, Inc.	28,044	1,215,707
Cedar Shopping Centers, Inc.	27,400	435,934
Colonial Properties Trust	5,800	271,904
Cousins Properties, Inc.	19,394	684,026
Deerfield Triarc Capital Corp.	51,800	876,974
Education Realty Trust, Inc.	30,300	447,531
Entertainment Properties Trust	10,270	600,179
Equity Inns, Inc.	156,650	2,500,134
Equity Lifestyle Properties, Inc.	5,004	272,368
Felcor Lodging Trust, Inc.	22,100	482,664
First Industrial Realty Trust, Inc.	26,700	1,251,963
Getty Realty Corp.	5,900	182,310
Glimcher Realty Trust	23,400	625,014
Health Care REIT, Inc.	10,000	430,200
Healthcare Realty Trust, Inc.	16,800	664,272

26

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate Investment Trust (continued)
Hersha Hospitality Trust	67,300	$763,182
Highland Hospitality Corp.	31,600	450,300
HomeBanc Corp.	32,400	137,052
Hospitality Properties Trust	18,100	860,293
HouseValues, Inc. (b)	83,846	472,053
Inland Real Estate Corp.	45,200	846,144
Investors Real Estate Trust	9,800	100,548
KKR Financial Corp.	27,400	734,046
Lexington Corporate Properties Trust	35,300	791,779
LTC Properties, Inc.	4,000	109,240
Mission West Properties, Inc.	5,318	69,666
National Retail Properties, Inc.	45,400	1,041,930
Nationwide Health Properties, Inc.	22,600	682,972
Northstar Realty Finance Corp.	90,322	1,496,636
OMEGA Healthcare Investors, Inc.	50,200	889,544
Post Properties	11,100	507,270
RAIT Investment Trust	6,800	234,464
Republic Property Trust	65,500	755,870
Saul Centers, Inc.	2,976	164,245
Spirit Finance Corp	109,500	1,365,465
Taubman Centers, Inc.	39,945	2,031,603
Winston Hotels, Inc.	12,900	170,925

		29,634,969

Real Estate Management & Development (0.4%)
Amper Corp.	12,995	1,591,888
Avatar Holdings (b)	3,178	256,941
Loopnet, Inc. (b)	90,900	1,361,682
Realty Income	5,000	138,500
Weingharten Realty Investors	9,900	456,489

		3,805,500

Research & Development (0.0%)
Albany Molecular Research (b)	16,900	178,464

Restaurants (1.6%)
Bob Evans Farms, Inc.	1,800	61,596
Buffalo Wild Wings, Inc. (b)	2,064	109,805
California Pizza Kitchen, Inc. (b)	16,500	549,615
IHOP Corp.	23,200	1,222,640
Jack In the Box, Inc. (b)	23,382	1,427,237
Panera Bread Co. (b)	32,900	1,839,439

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Restaurants (continued)
Papa John’s International, Inc. (b)	81,103	$2,352,798
PF Chang’s China Bistro, Inc. (b)	97,850	3,755,483
Ruby Tuesday, Inc.	48,350	1,326,724
RUTH’S Chris Steak House, Inc. (b)	44,700	817,116
Sonic Corp. (b)	24,200	579,590

		14,042,043

Retail (4.9%)
99 Cents Only Stores (b)	25,100	305,467
Aeropostale, Inc. (b)	1,100	33,957
Allegheny (b)	4,698	1,708,193
Big 5 Sporting Goods Corp.	63,100	1,540,902
Big Lots, Inc. (b)	91,996	2,108,548
BJ’s Restaurants, Inc. (b)	81,168	1,640,405
Blue Nile, Inc. (b)	91,799	3,386,466
Brown Shoe Company, Inc.	23,608	1,127,046
Build-A-Bear Workshop, Inc. (b)	70,160	1,965,883
Carter’s, Inc. (b)	41,204	1,050,702
Casual Male Retail Group, Inc. (b)	1,600	20,880
Cato Corp.	17,500	400,925
Charlotte Russe Holding, Inc. (b)	17,300	531,975
Citi Trends, Inc. (b)	73,498	2,913,461
Deckers Outdoor Corp. (b)	1,552	93,042
Dollar Tree Stores, Inc. (b)	57,443	1,729,034
DSW Inc — Class A (b)	13,983	539,324
First Cash Financial Services, Inc. (b)	8,900	230,243
Fossil, Inc. (b)	45,200	1,020,616
Fred’s Inc.	34,900	420,196
Genesco, Inc. (b)	8,000	298,400
Gmarket, Inc. ADR (b)	59,421	1,423,727
Guitar Center, Inc. (b)	12,400	563,704
Gymboree (b)	65,826	2,511,920
Hibbet Sporting Goods, Inc. (b)	10,000	305,300
J Crew Group, Inc. (b)	11,242	433,379
Loews Corp.	42,716	2,764,580
Longs Drug Stores Corp.	32,000	1,356,160
Maidenform Brands, Inc. (b)	26,894	487,319
Men’s Wearhouse, Inc.	2,300	87,998
Mothers Work, Inc. (b)	17,538	690,822
Oxford Industries, Inc.	7,400	367,410
Pacific Sunwear of California, Inc. (b)	29,900	585,442

27

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Retail (continued)
Pantry, Inc. (b)	13,253	$620,771
Payless ShoeSource, Inc. (b)	18,728	614,653
School Specialty, Inc. (b)	22,300	836,027
Shoe Carnival (b)	7,000	221,200
Spectrum Brands, Inc. (b)	91,738	999,944
Stage Store, Inc.	24,905	756,863
Talbots, Inc.	20,070	483,687
The Dress Barn, Inc. (b)	58,867	1,373,367
Tractor Supply Co. (b)	17,300	773,483
Tuesday Morning Corp.	21,200	329,660
Wet Seal, Inc., Class A (b)	61,270	408,671
Zumiez, Inc. (b)	38,500	1,137,290

		43,199,042

Retirement & Aged Care (0.1%)
Five Star Quality Care, Inc. (b)	98,600	1,099,390

Schools (0.5%)
Strayer Education, Inc.	43,867	4,652,095

Semiconductor Equipment (0.8%)
Axcelis Technologies, Inc. (b)	55,400	322,982
Entegris, Inc. (b)	25,900	280,238
Micrel, Inc. (b)	36,200	390,236
OmniVision Technologies, Inc. (b)	35,521	484,862
ON Semiconductor Corp. (b)	249,868	1,891,501
Photronics, Inc. (b)	15,000	245,100
Power Integrations, Inc. (b)	20,400	478,380
Qlogic Corp. (b)	10,000	219,200
Silicon Image, Inc. (b)	17,700	225,144
Tessera Technologies, Inc. (b)	74,681	3,012,631

		7,550,274

Software (0.7%)
Agile Software (b)	148,400	912,660
Captaris, Inc. (b)	16,401	127,436
CheckFree Corp. (b)	92,685	3,722,230
Convera Corp., Class A (b)	60,953	279,774
Dealertrack Holdings, Inc. (b)	28,900	850,238
Interactive Intelligence, Inc. (b)	2,660	59,637
Unica Corp. (b)	10,300	133,385

		6,085,360

Steel (0.7%)
Chaparral Steel	23,492	1,039,991
Novamerican Steel, Inc. (b)	3,690	134,685

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Steel (continued)
Olympic Steel, Inc.	17,530	$389,692
Oregon Steel Mills, Inc. (b)	799	49,866
Shiloh Industries, Inc. (b)	6,117	115,917
Steel Dynamics, Inc.	95,723	3,106,211
Texas Industries, Inc.	25,371	1,629,579

		6,465,941

Storage (0.1%)
Mobile Mini, Inc. (b)	41,600	1,120,704

Technology (0.7%)
Atheros Communications (b)	19,600	417,872
Cognex Corp.	38,100	907,542
Coherent, Inc. (b)	7,000	220,990
Electronics For Imaging, Inc. (b)	38,200	1,015,356
Kemet Corp. (b)	10,300	75,190
Kronos, Inc. (b)	9,800	360,052
Tech Data Corp. (b)	39,748	1,505,257
Tessco Technologies, Inc. (b)	16,957	363,897
Zebra Technologies Corp. (b)	36,547	1,271,470

		6,137,626

Telecommunication Equipment (0.2%)
Anaren Microwave, Inc. (b)	29,190	518,414
Andrew Corp. (b)	19,000	194,370
Newport Corp. (b)	9,200	192,740
Polycom, Inc. (b)	25,890	800,260
Sirenza Microdevices, Inc. (b)	12,900	101,394
UTStarcom, Inc. (b)	16,000	140,000

		1,947,178

Telecommunication Services (1.2%)
Alaska Communications Systems Group, Inc.	44,585	677,246
Arbinet Holdings, Inc. (b)	3,341	18,342
Cincinnati Bell (b)	79,474	363,196
CommScope, Inc. (b)	13,100	399,288
CT Communications, Inc.	63,767	1,461,540
Fairpoint Communications, Inc.	36,500	691,675
Fibertower Corp. (b)	67,957	399,587
Golden Telecom, Inc.	2,900	135,836
IDT Corp. (b)	70,702	924,782
Oplink Communications, Inc. (b)	7,200	148,032
RCN Corp. (b)	10,900	328,635
SBA Communications Corp. (b)	125,267	3,444,843

28

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Telecommunication Services (continued)
Volt Information Sciences, Inc. (b)	38,361	$1,926,106

		10,919,108

Telephone Communications (0.0%)
Ibasis, Inc. (b)	3,885	32,945

Textiles (0.0%)
Greif, Inc.	318	37,651
Myers Industries, Inc.	7,400	115,884

		153,535

Tire & Rubber (0.0%)
Cooper Tire & Rubber Co.	23,000	328,900

Tools (0.1%)
Snap-On, Inc.	10,447	497,695

Toys (0.1%)
Hasbro, Inc.	22,900	624,025
Jakks Pacific, Inc. (b)	24,234	529,271

		1,153,296

Transportation (2.2%)
Arkansas Best Corp.	5,901	212,436
Bristow Group, Inc. (b)	5,912	213,364
Continental Airlines, Inc., Class B (b)	16,400	676,500
EGL, Inc. (b)	7,403	220,461
Forward Air Corp.	7,436	215,123
Genesee & Wyoming, Inc. (b)	16,800	440,832
Genesis Lease LTD. (b)	52,950	1,244,325
Greenbrier Cos., Inc.	55,400	1,662,000
Heartland Express, Inc.	57,044	856,801
HUB Group, Inc., Class A (b)	7,706	212,300
J.B. Hunt Transport Services, Inc.	129,300	2,685,561
Kansas City Southern Industries, Inc. (b)	156,012	4,521,229
Kirby Corp. (b)	14,255	486,523
Knight Transportation, Inc.	15,291	260,712
Landstar System, Inc.	84,405	3,222,583
Old Dominion Freight Line, Inc. (b)	7,362	177,203

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Transportation (continued)
Omega Navigation Enterprises, Inc., Class A	119,820	$1,876,381
Pacer International, Inc.	18,400	547,768
Saia, Inc. (b)	2,500	58,025
SkyWest, Inc.	17,190	438,517

		20,228,644

Travel & Entertainment (0.1%)
Viad Corp.	21,900	889,140

Travel Services (0.3%)
Ambassadors Group, Inc.	87,258	2,648,280

Utilities (0.5%)
Cleco Corp.	10,100	254,823
IDACORP, Inc.	15,100	583,615
Northwestern Corp.	10,000	353,800
PNM Resources, Inc.	46,700	1,452,370
UniSource Energy Corp.	17,087	624,188
Westar Energy, Inc.	38,000	986,480

		4,255,276

Waste Disposal (0.1%)
Calgon Carbon Corp. (b)	73,590	456,258
Metal Management, Inc.	12,586	476,380

		932,638

Wholesale Distribution (0.1%)
Beacon Roofing Supply, Inc. (b)	71,948	1,354,061

Wire & Cable Products (0.0%)
Encore Wire Corp. (b)	11,400	250,914

Wireless Equipment (0.2%)
InterDigital Communications Corp. (b)	64,353	2,159,043

		712,322,743

Total Common Stocks		877,792,721

WARRANT (0.0%)
UNITED STATES (0.0%)
Food Manufacturing (0.0%)
Infinity BIO-ENERGY Ltd. expiring 05/23/10 (b)	189,000	90,720

Total Warrant		90,720

29

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

RIGHTS (0.0%)
Real Estate Investment Trust (0.0%)
Affordable Residential Communities	$18,900	$0

Total Rights		0

COMMERCIAL PAPER (0.8%)
Countrywide Home Loans, 5.50%, 01/02/07	7,233,000	7,230,822

Total Commercial Paper		7,230,822

MUTUAL FUND (1.0%)
AIM Liquid Assets Portfolio	8,439,714	8,439,714

Total Mutual Fund		8,439,714

Total Investments (Cost $726,650,056) (a) — 99.0%		893,553,977
Other assets in excess of liabilities — 1.0%		9,563,337

NET ASSETS — 100.0%		$903,117,314

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security

(c)	Fair Valued Security

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

30

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $726,650,056)	$893,553,977
Cash	158,773
Foreign currencies, at value (cost $9,785)	10,106
Interest and dividends receivable	902,468
Receivable for capital shares issued	262,968
Receivable for investments sold	13,646,547
Reclaims receivable	57,412
Prepaid expenses	3,797

Total Assets	908,596,048

Liabilities:
Payable for investments purchased	4,284,422
Payable for capital shares redeemed	191,464
Unrealized depreciation on spot contracts	3,340
Accrued expenses and other payables:
Investment advisory fees	714,346
Fund administration and transfer agent fees	49,893
Distribution fees	21,984
Administrative servicing fees	115,829
Compliance program fees (Note 3)	8,348
Other	89,108

Total Liabilities	5,478,734

Net Assets	$903,117,314

Represented by:
Capital	$630,631,302
Accumulated net investment income (loss)	82,252
Accumulated net realized gains (losses) from investment and foreign currency transactions	105,499,864
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	166,903,896

Net Assets	$903,117,314

Net Assets:
Class I Shares	$749,047,903
Class II Shares	106,813,380
Class III Shares	4,880,884
Class IV Shares	42,375,147

Total	$903,117,314

Shares outstanding (unlimited number of shares authorized):
Class I Shares	29,973,954
Class II Shares	4,331,062
Class III Shares	195,181
Class IV Shares	1,695,817

Total	36,196,014

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):*
Class I Shares	$24.99
Class II Shares	$24.66
Class III Shares	$25.01
Class IV Shares	$24.99

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$903,348
Dividend income (net of foreign withholding tax of $435,397)	11,346,761

Total Income	12,250,109

Expenses:
Investment advisory fees	8,700,413
Fund administration and transfer agent fees	688,111
Distribution fees Class II Shares	225,267
Administrative servicing fees Class I Shares	1,203,001
Administrative servicing fees Class II Shares	142,469
Administrative servicing fees Class III Shares	4,333
Administrative servicing fees Class IV Shares	64,076
Trustee fees	37,724
Compliance program fees (Note 3)	17,570
Other	379,277

Total expenses before earnings credit	11,462,241
Earnings credit (Note 6)	(68,767)

Net Expenses	11,393,474

Net Investment Income (Loss)	856,635

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	117,105,622
Net realized gains (losses) on foreign currency transactions	46,790

Net realized gains (losses) on investment and foreign currency transactions	117,152,412
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(12,726,165)

Net realized/unrealized gains (losses) on investments and foreign currencies	104,426,247

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$105,282,882

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$856,635	$(1,301,141)
Net realized gains (losses) on investment and foreign currency transactions	117,152,412	121,452,717
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(12,726,165)	(14,764,220)

Change in net assets resulting from operations	105,282,882	105,387,356

Distributions to Class I shareholders from:
Net investment income	(812,010)	—
Net realized gains on investments	(15,390,122)	(98,327,246)
Distributions to Class II shareholders from:
Net investment income	(56,733)	—
Net realized gains on investments	(1,643,475)	(8,568,979)
Distributions to Class III shareholders from:
Net investment income	(6,907)	—
Net realized gains on investments	(63,680)	(286,066)
Distributions to Class IV shareholders from:
Net investment income	(47,918)	—
Net realized gains on investments	(804,451)	(5,128,514)

Change in net assets from shareholder distributions	(18,825,296)	(112,310,805)

Change in net assets from capital transactions	(135,037,451)	49,630,032

Change in net assets	(48,579,865)	42,706,583
Net Assets:
Beginning of period	951,697,179	908,990,596

End of period	$903,117,314	$951,697,179

Accumulated net investment income (loss) at end of period	$82,252	$(3,950)

32

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Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$58,049,219	$67,059,444
Dividends reinvested	16,205,471	98,327,163
Cost of shares redeemed(a)	(230,208,135)	(144,232,974)

	(155,953,445)	21,153,633

Class II Shares
Proceeds from shares issued	49,421,395	27,932,996
Dividends reinvested	1,700,202	8,568,973
Cost of shares redeemed(a)	(27,450,058)	(7,594,280)

	23,671,539	28,907,689

Class III Shares
Proceeds from shares issued	4,715,218	1,343,097
Dividends reinvested	70,587	286,066
Cost of shares redeemed(a)	(2,685,385)	(629,517)

	2,100,420	999,646

Class IV Shares
Proceeds from shares issued	1,977,093	2,139,926
Dividends reinvested	852,366	5,128,510
Cost of shares redeemed(a)	(7,685,424)	(8,699,372)

	(4,855,965)	(1,430,936)

Change in net assets from capital transactions	$(135,037,451)	$49,630,032

SHARE TRANSACTIONS:
Class I Shares
Issued	2,399,643	2,859,443
Reinvested	712,208	4,289,345
Redeemed	(9,654,743)	(6,147,433)

	(6,542,892)	1,001,355

Class II Shares
Issued	2,130,983	1,185,745
Reinvested	75,786	377,859
Redeemed	(1,167,578)	(329,150)

	1,039,191	1,234,454

Class III Shares
Issued	193,944	53,774
Reinvested	3,085	12,469
Redeemed	(113,616)	(27,606)

	83,413	38,637

Class IV Shares
Issued	83,535	90,850
Reinvested	37,437	223,721
Redeemed	(321,992)	(369,438)

	(201,020)	(54,867)

Total change in shares	(5,621,308)	2,219,579

(a)	Includes redemption fees, if any.

See notes to financial statements.

33

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Small Company Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions			Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions				Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Year Ended December 31, 2002	$18.64	(0.07)	(3.16)	(3.23)	—	—	—	$15.41	(17.33%	)	$561,836	1.18%		(0.33%	)	92.59%
Year Ended December 31, 2003	$15.41	(0.07)	6.39	6.32	—	—	—	$21.73	41.01%		$760,078	1.17%		(0.37%	)	93.72%
Year Ended December 31, 2004	$21.73	(0.04)	4.17	4.13	—	(2.90)	(2.90)	$22.96	19.02%		$815,585	1.19%		(0.17%	)	131.75%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	$22.78	12.32%		$831,778	1.20%		(0.12%	)	128.34%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	$24.99	12.04%		$749,048	1.19%		0.11%		104.59%

Class II Shares
Period Ended December 31, 2002(b)	$18.70	(0.03)	(3.28)	(3.31)	—	—	—	$15.39	(17.70%	)(e)	$2,325	1.44%	(f)	(0.54%	)(f)	92.59%
Year Ended December 31, 2003	$15.39	(0.12)	6.37	6.25	—	—	—	$21.64	40.61%		$18,345	1.42%		(0.63%	)	93.72%
Year Ended December 31, 2004	$21.64	(0.07)	4.13	4.06	—	(2.90)	(2.90)	$22.80	18.78%		$46,906	1.44%		(0.42%	)	131.75%
Year Ended December 31, 2005	$22.80	(0.07)	2.79	2.72	—	(2.99)	(2.99)	$22.53	12.01%		$74,165	1.45%		(0.37%	)	128.34%
Year Ended December 31, 2006	$22.53	(0.03)	2.63	2.60	(0.01)	(0.46)	(0.47)	$24.66	11.75%		$106,813	1.45%		(0.12%	)	104.59%

Class III Shares
Period Ended December 31, 2002(c)	$17.48	(0.01)	(2.05)	(2.06)	—	—	—	$15.42	(11.78%	)(e)	$51	1.15%	(f)	(0.25%	)(f)	92.59%
Year Ended December 31, 2003	$15.42	(0.08)	6.40	6.32	—	—	—	$21.74	40.99%		$1,199	1.17%		(0.39%	)	93.72%
Year Ended December 31, 2004	$21.74	(0.03)	4.17	4.14	—	(2.90)	(2.90)	$22.98	19.06%		$1,681	1.19%		(0.15%	)	131.75%
Year Ended December 31, 2005	$22.98	(0.02)	2.83	2.81	—	(2.99)	(2.99)	$22.80	12.31%		$2,548	1.22%		(0.14%	)	128.34%
Year Ended December 31, 2006	$22.80	0.03	2.68	2.71	(0.04)	(0.46)	(0.50)	$25.01	12.06%		$4,881	1.18%		0.16%		104.59%

Class IV Shares
Period Ended December 31, 2003(d)	$15.61	(0.05)	6.17	6.12	—	—	—	$21.73	39.21%	(e)	$48,252	1.16%	(f)	(0.36%	)(f)	93.72%
Year Ended December 31, 2004	$21.73	(0.04)	4.17	4.13	—	(2.90)	(2.90)	$22.96	19.02%		$44,819	1.19%		(0.18%	)	131.75%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	$22.78	12.32%		$43,206	1.20%		(0.12%	)	128.34%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	$24.99	12.04%		$42,375	1.19%		0.12%		104.59%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	For the period from March 5, 2002 (commencement of operations) through December 31, 2002.

(c)	For the period from July 1, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

See notes to financial statements.

34

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT Small Company Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation

35

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

36

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

37

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2006, the Fund had no securities on loan.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

38

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers**

- The Dreyfus Corporation (until April 30, 2006)

- Franklin Portfolio Associates, LLC (Effective May 1, 2006)

- Neuberger Berman Management, Inc.

- Gartmore Global Partners***

- American Century Investment Management, Inc.

- Morgan Stanley Investment Management, Inc.

- Waddell & Reed Investment Management Company

**	GMF, as investment adviser, directly manages a portion of the Fund.

***	Beginning September 29, 2006, Gartmore Global Partners is no longer an affiliate of GMF.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.93% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF paid the subadvisers $5,613,174 for the year ended December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

39

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $1,287,575 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $17,570.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $3,369.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $959,115,127 and sales of $1,116,943,114.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

40

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$5,471,567	$13,353,729	$18,825,296	$—	$18,825,296
2005	$49,487,732	$62,823,073	$112,310,805	$—	$112,310,805

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$22,069,353	$93,728,051	$115,797,404	$—	$(6,386,748)	$163,075,357	$272,486,013

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$730,478,595	$188,753,419	$(25,678,037)	$163,075,382

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All Pro Large Cap Growth	$3,332,637	2008
Market Street All Pro Large Cap Growth	1,527,056	2009
Market Street All Pro Large Cap Growth	1,527,056	2010

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

42

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT Small Company Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 16% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $13,353,729 as long term capital gain distributions for the maximum 15% income tax rate.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

47

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

48

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

49

Gartmore GVIT Money Market Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GMM (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Money Market Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Money Market Fund (Class I at NAV) returned 4.53% versus 4.30% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 108 funds as of Dec. 31, 2006) was 4.55%. The Fund’s weighted average maturity was 41 days compared to 42 days for the benchmark.

In both the equity and fixed-income areas of the financial markets, volatility persisted throughout 2006; volatility was more pronounced during the second half of the year, however, due to increasing concerns about record-high oil prices as well as continued fears about geopolitical issues, rising inflation and a substantial slowdown in housing. In August, the Federal Open Market Committee (FOMC) changed course and voted to “pause,” leaving the federal funds rate at 5.25%. During each of the previous 17 FOMC meetings, short-term interest rates had been increased by 25 basis points. When flattening of rates (out to one year) occurs, many market observers predict that the FOMC will begin to lower short-term rates in an effort to avoid a potential economic downturn.

Fund performance was positively affected by investments in asset-backed, callable and variable-rate securities, which offered strong returns in comparison to other short-term instruments. Asset-backed securities represented 60% of the Fund’s portfolio, followed by variable rate securities at 30%. The credit environment remained positive during the year; there were no credit events that negatively affected the Fund. All securities were rated Tier One (had two top tier credit ratings from a nationally recognized rating agency).

The Fund held a small percentage of agency securities which have high ratings due to the implied support from the government but may have returns that are lower then corporate/asset backed issues. For example, a Federal Home Loan Bank callable in the portfolio had a yield of 5.35% compared to an asset-backed callable with a yield of 5.48%.

The economy during 2006 proved to be very resilient, however, and by year-end the prospect of the Federal Reserve Board’s lowering interest rates during the first quarter of 2007 was pushed back to the fall of 2007. The Fund’s strategy remained consistent during the reporting period as we continued to be in a rising interest rate environment. As a result, maturities were generally held on the shorter end. The Fund’s lower weighted average maturity should position it well within the current stable-to-higher interest-rate environment.

Portfolio Manager: Karen Mader

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly owned subsidiaries of NWD

3

Gartmore GVIT Money Market Fund

Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Money Market Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	4.53%	1.96%	3.47%
Class IV3	4.67%	2.06%	3.52%
Class V3	4.61%	2.03%	3.50%
Class ID3	4.63%	1.98%	3.48%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class IV shares (April 28, 2003), Class V shares (October 21, 2002) and Class ID shares (May 1, 2006) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV, Class V or Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class IV shares, Class V shares and Class ID shares has not been adjusted to reflect its lower expenses.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Money Market Fund, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Money Market Fund
Class I	Actual		$1,000.00	$1,024.10	$3.21	0.63%
	Hypothetical	[1]	$1,000.00	$1,022.02	$3.22	0.63%
Class IV	Actual		$1,000.00	$1,024.70	$2.55	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.68	$2.55	0.50%
Class V	Actual		$1,000.00	$1,024.50	$2.86	0.56%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.86	0.56%
Class ID	Actual		$1,000.00	$1,024.80	$2.45	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45	0.48%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Money Market Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset-Backed Commercial Paper	39.8%
Floating Rate Notes	22.3%
Commercial Paper	20.0%
Corporate Bonds	11.1%
U.S. Government Agencies	3.0%
Municipal Bonds	2.5%
Certificates of Deposit	1.1%
Other assets in excess of liabilities	0.2%

100.0%

Top Holdings
Yorkshire Building Society, 5.26%, 02/15/07	2.9%
Giro Funding Corp., 5.25%, 01/08/07	2.7%
Ormond Quay Funding LLC, 5.33%, 01/11/07	2.2%
Klio II Funding Corp., 5.38%, 01/26/07	1.9%
Georgetown Funding Co., 5.31%, 01/18/07	1.8%
Morgan Stanley Dean Witter & Co., 5.37%, 12/03/07	1.6%
Premier Asset Collateralized Entity LLC, 5.34%, 06/25/07	1.6%
K(2) USA LLC, 5.32%, 10/24/07	1.6%
Liquid Funding, 5.35%, 08/14/07	1.6%
Falcon Asset Securitization Corp. 5.33%, 01/17/07	1.6%
Other	80.5%

100.0%

Top Industries
Asset-Backed — Yankee	19.8%
Asset-Backed — Domestic	10.1%
Asset-Backed — Residential Mortgages	9.9%
Security Brokers & Dealers	7.4%
Asset-Backed — Mortgages	6.4%
Asset-Backed — Trade & Term Receivables	6.3%
Banks — Foreign	6.0%
Financial Services	3.9%
Building Society	3.7%
Finance Lessors	3.6%
Other	22.9%

100.0%

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND

Statement of Investments — December 31, 2006

	Principal Amount	Value

ASSET-BACKED COMMERCIAL PAPER (39.8%)
Asset-Backed CDO—Trust Preferred (3.2%)
Lockhart Funding LLC (b) (3.2%)
5.27%, 01/26/07	$10,000,000	$9,963,403
5.34%, 02/05/07	16,406,000	16,321,928
5.27%, 02/13/07	13,000,000	12,918,169
5.35%, 03/14/07	20,000,000	19,788,800

		58,992,300

Asset-Backed—Domestic (2.5%)
CC USA, Inc. (b) (0.3%)
5.28%, 01/30/07	2,800,000	2,788,091
5.23%, 03/09/07	3,200,000	3,168,852

		5,956,943

Harrier Financial Funding U.S. LLC (0.8%)
5.22%, 03/29/07	15,000,000	14,810,775

Liquid Funding Ltd. (1.4%)
5.34%, 06/01/07 (c)	25,000,000	25,000,000

		45,767,718

Asset-Backed—Mortgages (6.4%)
Georgetown Funding Co. (2.9%)
5.30%, 01/16/07	20,000,000	19,955,833
5.31%, 01/18/07	33,000,000	32,917,253

		52,873,086

Thornburg Mortgage Capital (3.5%)
5.33%, 01/08/07	17,000,000	16,982,381
5.38%, 01/16/07	9,000,000	8,979,900
5.38%, 01/26/07	10,000,000	9,962,778
5.30%, 02/20/07	28,000,000	27,793,889

		63,718,948

		116,592,034

Asset-Backed—Residential Mortgages (9.9%)
Carrera Capital Finance LLC (3.7%)
5.40%, 01/03/07	10,000,000	9,997,000
5.40%, 01/04/07	1,000,000	999,550
5.27%, 01/17/07	22,300,000	22,247,768
5.30%, 01/18/07	7,302,000	7,283,725
5.30%, 01/23/07	5,300,000	5,282,834
5.30%, 01/29/07	2,122,000	2,113,253
5.27%, 02/15/07	8,075,000	8,021,604
5.26%, 02/20/07	7,000,000	6,948,764
5.26%, 02/26/07	2,303,000	2,284,156

	Principal Amount	Value

ASSET-BACKED COMMERCIAL PAPER (continued)
Asset-Backed—Residential Mortgages (continued)
Carrera Capital Finance LLC (continued)
5.32%, 03/12/07	$2,731,000	$2,703,121

		67,881,775

Klio II Funding Corp. (3.8%)
5.31%, 01/22/07	10,000,000	9,969,025
5.38%, 01/26/07	34,120,000	33,993,193
5.38%, 01/29/07	25,000,000	24,895,972

		68,858,190

Ormond Quay Funding LLC (2.4%)
5.33%, 01/11/07	40,000,000	39,941,333
5.29%, 01/22/07	4,000,000	3,987,657

		43,928,990

		180,668,955

Asset-Backed—Trade & Term Receivables (6.3%)
Falcon Asset Securitization Corp. (b) (2.2%)
5.32%, 01/04/07	1,551,000	1,550,312
5.33%, 01/17/07	30,000,000	29,929,200
5.35%, 01/18/07	8,059,000	8,038,716

		39,518,228

Golden Funding Corp. (b) (3.7%)
5.26%, 01/11/07	17,061,000	17,036,072
5.27%, 02/13/07	21,556,000	21,420,310
5.30%, 02/21/07	10,021,000	9,945,759
5.26%, 03/05/07	10,385,000	10,289,406
5.35%, 03/19/07	10,000,000	9,887,067

		68,578,614

Kitty Hawk Funding Corp. (0.3%)
5.42%, 01/11/07	1,063,000	1,061,406
5.37%, 01/16/07	1,765,000	1,761,066
5.35%, 01/19/07	3,423,000	3,413,877

		6,236,349

Variable Funding Capital Corp. (0.1%)
5.39%, 01/05/07	1,600,000	1,599,044

		115,932,235

Asset-Backed—Yankee (8.6%)
Giro Funding Corp. (b) (3.5%)
5.25%, 01/08/07	50,000,000	49,948,472
5.27%, 03/12/07	14,387,000	14,239,573

		64,188,045

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Statement of Investments — December 31, 2006 (continued)

	Principal Amount	Value

ASSET-BACKED COMMERCIAL PAPER (continued)
Greyhawk Funding LLC (3.7%)
5.32%, 01/23/07	$19,130,000	$19,068,449
5.26%, 02/13/07	9,750,000	9,688,743
5.23%, 03/19/07	20,000,000	19,776,273
5.25%, 03/21/07	20,000,000	19,769,583

		68,303,048

K(2) USA LLC (b) (0.7%)
5.34%, 03/09/07	12,000,000	11,882,750

Premier Asset Collateralized Entity LLC (0.1%)
5.29%, 02/15/07	2,000,000	1,986,775

Stanfield Victoria Funding LLC (0.6%)
5.39%, 01/08/07	1,050,000	1,048,902
5.25%, 03/06/07	10,000,000	9,906,666

		10,955,568

		157,316,186

Financial Services (3.0%)
Cargill Global Funding PLC (3.0%)
5.33%, 01/02/07	12,500,000	12,498,149
5.30%, 01/16/07	15,000,000	14,966,875
5.33%, 01/17/07	27,000,000	26,936,280

		54,401,304

Total Asset-Backed Commercial Paper		729,670,732

COMMERCIAL PAPER (20.0%)
Banks—Domestic (1.7%)
Bank of America Corp. (0.3%)
5.31%, 02/01/07	2,508,000	2,496,619
5.26%, 03/01/07	2,800,000	2,775,862

		5,272,481

KBC Financial Products International Ltd. (1.4%)
5.26%, 01/12/07	25,000,000	24,959,819

		30,232,300

Banks—Foreign (3.1%)
Bank of Ireland (0.8%)
5.34%, 01/30/07	5,200,000	5,177,757
5.34%, 02/02/07	8,100,000	8,061,840
5.32%, 02/08/07	995,000	989,486

		14,229,083

HBOS Treasury Services (0.2%)
5.24%, 03/05/07	4,400,000	4,359,652

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Societe Generale North American (0.4%)
5.36%, 01/08/07	$6,410,325	$6,417,000

Svenska Handelsbank, Inc. (0.9%)
5.37%, 01/02/07	1,000,000	999,851
5.27%, 01/08/07	16,142,000	16,125,459

		17,125,310

UBS Finance (DE) LLC (0.8%)
5.27%, 01/02/07	5,530,000	5,529,190
5.36%, 01/05/07	2,500,000	2,498,514
5.35%, 01/22/07	7,298,000	7,275,352

		15,303,056

		57,427,426

Banks—Mortgage (2.7%)
Northern Rock PLC (2.7%)
5.25%, 01/11/07	19,283,000	19,254,879
5.26%, 01/22/07	30,000,000	29,907,950

		49,162,829

Building Society (3.7%)
Yorkshire Building Society (3.7%)
5.32%, 01/23/07	10,000,000	9,967,642
5.26%, 02/15/07	54,169,000	53,812,839
5.32%, 02/21/07	4,677,000	4,642,016

		68,422,497

Finance Lessors (3.6%)
PB Finance (Delaware) (3.6%)
5.38%, 01/03/07	1,000,000	999,702
5.30%, 02/16/07	2,750,000	2,731,376
5.27%, 02/26/07	20,000,000	19,836,200
5.35%, 03/19/07	30,000,000	29,661,200
5.35%, 03/21/07	13,000,000	12,849,373

		66,077,851

Financial Services (1.0%)
Alliance & Leicester PLC (0.8%)
5.26%, 02/26/07	15,000,000	14,877,266

ING U.S. Funding (0.1%)
5.40%, 01/08/07	1,550,000	1,548,376

Prudential Funding LLC (0.1%)
5.36%, 01/10/07	1,100,000	1,098,529

		17,524,171

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Statement of Investments — December 31, 2006 (continued)

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Industrial Machinery & Equipment (1.1%)
Illinois Tool Works, Inc. (1.1%)
5.30%, 01/02/07	$19,816,000	$19,813,083

Mortgage Bankers & Brokers (1.6%)
Nationwide Building Society (1.6%)
5.26%, 01/08/07	16,730,000	16,712,889
5.25%, 02/01/07	12,000,000	11,945,750

		28,658,639

Security Brokers & Dealers (1.5%)
Morgan Stanley Dean Witter & Co. (1.5%)
5.30%, 01/04/07	28,000,000	27,987,633

Total Commercial Paper		365,306,429

FLOATING RATE NOTES (c) (22.3%)
Asset-Backed—CDO (2.2%)
Commodore CDO I Ltd. (b) (1.4%)
5.47%, 01/12/07	25,000,000	25,000,000

Newcastle CDO Ltd. (b) (0.8%)
5.38%, 01/24/07	15,000,000	15,000,000

		40,000,000

Asset-Backed—Domestic (2.7%)
CC USA, Inc. (b) (1.1%)
5.31%, 05/23/07	20,000,000	19,999,222

Liquid Funding (1.6%)
5.35%, 08/14/07	30,000,000	29,997,226

		49,996,448

Asset-Backed—Yankee (5.1%)
K(2) USA LLC (b) (1.6%)
5.32%, 10/24/07	30,000,000	29,997,567

Premier Asset Collateralized Entity LLC (1.6%)
5.34%, 06/25/07	30,000,000	29,998,887

Stanfield Victoria Funding LLC (1.9%)
5.32%, 08/15/07	18,000,000	17,998,329
5.33%, 12/24/07	15,000,000	14,999,065

		32,997,394

		92,993,848

Banks—Domestic (0.9%)
Wells Fargo & Co. (b) (0.9%)
5.40%, 11/30/07	17,000,000	17,000,000

	Principal Amount	Value

FLOATING RATE NOTES (continued)
Banks—Foreign (1.8%)
HBOS Treasury Services PLC (1.8%)
5.45%, 11/20/07	$22,000,000	$22,000,000
5.32%, 01/07/08	10,000,000	10,000,000

		32,000,000

Banks—Mortgage (0.7%)
Northern Rock PLC (0.7%)
5.44%, 10/09/07	12,500,000	12,500,000

Insurance (1.5%)
Allstate Life Global Funding (b) (1.5%)
5.36%, 12/27/07	12,500,000	12,500,000
5.40%, 01/08/08	15,000,000	15,000,000

		27,500,000

Personal Credit Institutions (1.6%)
General Electric Capital Corp. (b) (1.6%)
5.48%, 07/09/07	21,000,000	21,000,000
5.48%, 10/17/07	8,000,000	8,000,000

		29,000,000

Security Brokers & Dealers (5.8%)
Bear Stearns Cos., Inc. (2.2%)
5.30%, 01/12/07	20,000,000	20,000,000
5.34%, 12/14/07	20,000,000	20,000,000

		40,000,000

Goldman Sachs Group, Inc. (2.0%)
5.39%, 05/15/07	12,000,000	12,000,000
5.42%, 05/17/07	25,000,000	25,000,000

		37,000,000

Morgan Stanley Dean Witter & Co. (1.6%)
5.37%, 12/03/07	30,000,000	30,000,000

		107,000,000

Total Floating Rate Notes		407,990,296

U.S. GOVERNMENT AGENCIES (3.0%)
Federal Home Loan Bank (1.9%)
5.35%, 11/21/07	15,000,000	15,000,000
5.35%, 12/28/07	20,000,000	20,000,000

		35,000,000

Federal Home Loan Mortgage Corp. (1.1%)
5.30%, 05/11/07	10,000,000	10,000,000
5.35%, 11/21/07	10,000,000	10,000,000

		20,000,000

Total U.S. Government Agencies		55,000,000

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Statement of Investments — December 31, 2006 (continued)

	Principal Amount	Value

CORPORATE BONDS (11.1%)
Asset-Backed—Domestic (4.9%)
CC USA, Inc. (b) (1.1%)
5.26%, 04/30/07	$20,000,000	$20,000,000

Harrier Financial Funding U.S. LLC (2.4%)
5.48%, 09/20/07	25,000,000	24,999,999
5.32%, 10/12/07 (c)	20,000,000	19,999,220

		44,999,219

Ormond Quay Funding LLC (1.4%)
5.28%, 01/31/07 (c)	25,000,000	24,999,389

		89,998,608

Asset-Backed—Yankee (6.1%)
K(2) USA LLC (b) (0.8%)
5.32%, 10/26/07 (c)	15,000,000	14,998,620

Premier Asset Collateralized Entity LLC (1.4%)
5.33%, 09/25/07 (c)	25,000,000	25,000,000

Sigma Finance, Inc. (b) (2.8%)
4.80%, 01/24/07	10,000,000	10,000,000
5.25%, 04/30/07	15,000,000	15,000,001
5.35%, 08/16/07 (c)	12,500,000	12,499,778
5.32%, 10/05/07 (c)	15,000,000	14,998,846

		52,498,625

Stanfield Victoria Funding LLC (1.1%)
5.72%, 06/25/07	20,000,000	20,000,000

		112,497,245

Total Corporate Bonds		202,495,853

MUNICIPAL BONDS (2.5%)
Florida Hurricane Catastrophe (1.2%)
5.36%, 01/15/08	20,000,000	19,999,999

South Carolina Public Service Authority (0.7%)
5.34%, 01/31/07	13,420,000	13,360,617

Sunshine State Governmental Financing Commission (0.6%)
5.28%, 02/02/07	10,258,000	10,209,856
5.28%, 02/05/07	1,320,000	1,313,224

		11,523,080

Total Municipal Bonds		44,883,696

	Principal Amount	Value

CERTIFCATES OF DEPOSIT (1.1%)
Banks—Foreign (1.1%)
HBOS Treasury Services PLC (1.1%)
5.25%, 04/11/07	$20,000,000	$20,000,000

Total Certificates of Deposit		20,000,000

Total Investments (Cost $1,825,347,006) (a) — 99.8%		1,825,347,006
Other assets in excess of liabilities — 0.2%		2,766,466

NET ASSETS — 100.0%		$1,828,113,472

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

CDO	Collateralized Debt Obligation

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $1,825,347,006)	$1,825,347,006
Interest and dividends receivable	6,974,212
Receivable for capital shares issued	1,420,798
Prepaid expenses	5,440

Total Assets	1,833,747,456

Liabilities:
Payable to custodian	12,842
Payable for capital shares redeemed	4,573,089
Accrued expenses and other payables:
Investment advisory fees	598,085
Fund administration and transfer agent fees	75,619
Administrative servicing fees	197,613
Compliance program fees (Note 3)	17,449
Other	159,287

Total Liabilities	5,633,984

Net Assets	$1,828,113,472

Represented by:
Capital	$1,828,161,787
Accumulated net investment income (loss)	(14,737)
Accumulated net realized gains (losses) from investment transactions	(33,578)

Net Assets	$1,828,113,472

Net Assets:
Class I Shares	$1,269,500,302
Class IV Shares	76,972,805
Class V Shares	466,192,183
Class ID Shares	15,448,182

Total	$1,828,113,472

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,269,535,460
Class IV Shares	76,975,473
Class V Shares	466,206,196
Class ID Shares	15,448,305

Total	1,828,165,434

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):*
Class I Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class ID Shares	$1.00

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$90,075,140
Dividend income	95,147

Total Income	90,170,287

Expenses:
Investment advisory fees	6,915,746
Fund administration and transfer agent fees	1,137,517
Administrative servicing fees Class I Shares	1,959,109
Administrative servicing fees Class IV Shares	126,213
Administrative servicing fees Class V Shares	284,105
Trustee fees	66,825
Compliance program fees (Note 3)	37,198
Other	423,863

Total expenses before waived or reimbursed expenses and earnings credit	10,950,576
Expenses waived or reimbursed	(112,415)
Earnings credit (Note 5)	(20,874)

Net Expenses	10,817,287

Net Investment Income (Loss)	79,353,000

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	15

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$79,353,015

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006		Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income	$79,353,000		$47,830,923
Net realized gains (losses) on investment transactions	15		725

Change in net assets resulting from operations	79,353,015		47,831,648

Distributions to Class I shareholders from:
Net investment income	(57,465,795)		(33,261,965)
Distributions to Class IV shareholders from:
Net investment income	(3,724,711)		(2,223,527)
Distributions to Class V shareholders from:
Net investment income	(17,682,448)		(12,345,425)
Distributions to Class ID shareholders from:
Net investment income	(494,789	)(a)	—

Change in net assets from shareholder distributions	(79,367,743)		(47,830,917)

Change in net assets from capital transactions	261,739,126		(221,263,202)

Change in net assets	261,724,398		(221,262,471)
Net Assets:
Beginning of period	1,566,389,074		1,787,651,545

End of period	$1,828,113,472		$1,566,389,074

Accumulated net investment income (loss) at end of period	$(14,737)		$6

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$849,969,459		$855,265,030
Dividends reinvested	57,465,861		34,952,440
Cost of shares redeemed	(811,225,710)		(940,447,391)

	96,209,610		(50,229,921)

Class IV Shares
Proceeds from shares issued	37,913,703		35,014,549
Dividends reinvested	3,724,652		2,344,782
Cost of shares redeemed	(38,780,208)		(47,659,286)

	2,858,147		(10,299,955)

Class V Shares
Proceeds from shares issued	453,551,157		419,876,240
Dividends reinvested	17,682,446		12,960,742
Cost of shares redeemed	(324,010,539)		(593,570,308)

	147,223,064		(160,733,326)

Class ID Shares
Proceeds from shares issued	18,385,037	(a)	—
Dividends reinvested	494,684	(a)	—
Cost of shares redeemed	(3,431,416	)(a)	—

	15,448,305		—

Change in net assets from capital transactions	$261,739,126		$(221,263,202)

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Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	849,969,458		855,265,031
Reinvested	57,465,861		34,952,440
Redeemed	(811,225,710)		(940,447,392)

	96,209,609		(50,229,921)

Class IV Shares
Issued	37,913,703		35,014,549
Reinvested	3,724,652		2,344,782
Redeemed	(38,780,208)		(47,659,286)

	2,858,147		(10,299,955)

Class V Shares
Issued	453,551,157		419,876,240
Reinvested	17,682,446		12,960,742
Redeemed	(324,010,539)		(593,570,308)

	147,223,064		(160,733,326)

Class ID Shares
Issued	18,385,037	(a)	—
Reinvested	494,684	(a)	—
Redeemed	(3,431,416	)(a)	—

	15,448,305		—

Total change in shares	261,739,125		(221,263,202)

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)
Class I Shares
Year Ended December 31, 2002	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	1.21%		$2,436,783	0.62%		1.21%		0.62%		1.21%
Year Ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.63%		$1,573,895	0.63%		0.63%		(g	)	(g	)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.81%		$1,223,530	0.62%		0.79%		(g	)	(g	)
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.67%		$1,173,301	0.65%		2.63%		(g	)	(g	)
Year Ended December 31, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	4.53%		$1,269,500	0.64%		4.46%		(g	)	(g	)

Class IV Shares
Period Ended December 31, 2003(b)	$1.00	—	(d)	—	(d)	— (d)	— (d)	$1.00	0.46%	(e)	$103,515	0.50%	(f)	0.67%	(f)	0.63%	(f)	0.55%	(f)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.94%		$84,415	0.50%		0.91%		0.62%		0.79%
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.82%		$74,115	0.50%		2.76%		0.65%		2.62%
Year Ended December 31, 2006	$1.00	0.05		0.05		(0.05)	(0.05)	$1.00	4.67%		$76,973	0.50%		4.58%		0.64%		4.44%

Class V Shares
Period Ended December 31, 2002(c)	$1.00	—	(d)	—	(d)	— (d)	— (d)	$1.00	0.22%	(e)	$324,950	0.56%	(f)	1.11%	(f)	(g	)	(g	)
Year Ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.71%		$365,299	0.55%		0.70%		(g	)	(g	)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.89%		$479,706	0.55%		0.92%		(g	)	(g	)
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.75%		$318,973	0.57%		2.69%		(g	)	(g	)
Year Ended December 31, 2006	$1.00	0.05		0.05		(0.05)	(0.05)	$1.00	4.61%		$466,192	0.56%		4.56%		(g	)	(g	)

Class ID Shares
Period Ended December 31, 2006(h)	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	3.26%	(e)	$15,448	0.48%	(f)	4.81%	(f)	(g	)	(g	)

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c)	For the period from October 21, 2002 (commencement of operations) through December 31, 2002.

(d)	The amount is less than $0.005.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee waivers/reimbursements during the period.

(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Money Market Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Schedule	Fees
Up to $1 billion	0.40%
Next $1 billion	0.38%
Next $3 billion	0.36%
$5 billion or more	0.34%

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Effective May 1, 2006, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses from exceeding 0.50% for Class IV shares until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of December 31, 2006, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
$116,217	$119,939	$112,415

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25%, 0.20% and 0.10% of the average daily net assets of Class I, Class IV, and Class V shares, respectively, of the Fund.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

For the year ended December 31, 2006, Nationwide Financial Services received $2,127,479 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such cost amounted to $37,198.

4. Investment Transactions

For the year ended December 31, 2006, the Fund had short-term purchases of $96,500,000 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$79,353,006	$—	$79,353,006	$—	$79,353,006
2005	$47,830,917	$—	$47,830,917	$—	$47,830,917

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$(14,737)	$(33,578)	$—	$(48,315)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,825,347,006	$—	$—	$—

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$4,771	2010
28,807	2011

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

20

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Money Market Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Money Market Fund II

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GMM2

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Money Market II

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Money Market Fund II (Class II at NAV) returned 4.11% versus 4.30% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the return for the Fund’s Lipper peer category of Money Market Funds (consisting of 108 funds as of Dec. 31, 2006) was 4.55%.

In both the equity and fixed-income areas of the financial markets, pricing volatility persisted throughout 2006; volatility was more pronounced during the second half of the year, however, due to increasing concerns about record-high oil prices as well as continued fears about geopolitical issues, rising inflation and a substantial slowdown in housing. In August, the Federal Open Market Committee (FOMC) changed course and voted to “pause,” leaving the federal funds rate at 5.25%. During each of the previous 17 FOMC meetings, short-term interest rates had been increased by 25 basis points. When flattening of rates (out to one year) occurs, many market observers predict that the FOMC will begin to lower short-term rates in an effort to avoid a potential economic downturn.

The weighted average maturity (WAM) of the Fund is limited to 15 days, which is considerably shorter than that of the Lipper peer group. The rate of return for the Fund is directly affected by the daily federal funds rate, because this is the rate from which shorter issues are priced. This rate is set by the Federal Reserve, but will fluctuate on a daily basis. The Fed increased short-term interest rates four times during 2006, from 4.25% at the beginning of the year to 5.25% at year-end.

The Fund was well diversified at year-end, with the largest industry concentrations as follows: financial services, 18%; foreign banks, 13%; and personal credit institutions, 7.6%. The Fund invested in asset-backed securities, which offered strong returns in comparison to other short-term instruments. During the year there were no credit events that negatively affected the Fund, and all securities were rated Tier One (had two top-tier credit ratings from a nationally recognized rating agency). We continue to monitor all issuers on an ongoing basis.

The economy during 2006 proved to be very resilient, however, and by year-end the prospect of the Federal Reserve Board’s lowering interest rates during the first quarter of 2007 was pushed back to the fall of 2007. The weighted average maturity of the Fund as of Dec. 31, 2006, was six days. During the year, Fund pricing volatility continued as investors moved assets between the equity and fixed-income markets. The Fund strategy is expected to be the same in 2007 and will include a well diversified portfolio with a maximum weighted maturity of 15 days.

Portfolio Manager: Karen Mader

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved. Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an

3

Gartmore GVIT Money Market II

indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation, (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Money Market Fund II

Average Annual Total Return1

(For Periods Ended December 31, 2006)

One year	Five years	Inception[2]
4.11%	1.52%	1.50%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 2, 2001.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Money Market Fund II, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Money Market Fund II

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Money Market II Fund (a)
	Actual		$1,000.00	$1,022.00	$5.15	1.01%
	Hypothetical	[1]	$1,000.00	$1,020.11	$5.16	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

(a)	The Money Market Fund II shares have no class designation.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Money Market Fund II

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Commercial Paper	79.2%
Asset Backed Commercial Paper	22.0%
Liabilities in excess of other assets	-1.2%

100.0%

Top Holdings
General Electric Capital Corp., 5.20%, 01/02/07	3.9%
Anheuser Busch, Inc., 5.25%, 01/02/07	3.9%
Caterpillar Financial Services Corp., 5.25%, 01/02/07	3.9%
Scripps, E.W. Co., 5.27%, 01/02/07	3.9%
UBS Finance, 5.27%, 01/02/07	3.9%
Pitney Bowes, Inc., 5.28%, 01/02/07	3.9%
Netjets, Inc., 5.29%, 01/02/07	3.9%
PB Finance (Delaware), 5.25%, 01/02/07	3.9%
Liquid Funding Ltd., 5.32%, 01/02/07	3.9%
Dresdner U.S. Finance, Inc., 5.31%, 01/02/07	3.9%
Other	61.0%

100.0%

Top Industries
Financial Services	16.8%
Banks — Foreign	13.3%
Personal Credit Institutions	7.6%
Banks — Domestic	6.5%
Asset-Backed Securities — Yankee	5.9%
Asset-Backed Trade & Term Receivables	5.6%
Finance — Diversified	3.9%
Breweries	3.9%
Newspapers	3.9%
Office Machines	3.9%
Other	28.7%

100.0%

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Investments — December 31, 2006

	Principal Amount	Value

COMMERCIAL PAPER (79.2%)
Banks—Domestic (6.5%)
Citigroup Funding, Inc., 5.27%, 01/05/07	$5,000,000	$4,997,072
HSBC USA, Inc., 5.23%, 01/08/07	5,000,000	4,994,915
State Street Corp., 5.26%, 01/04/07	5,000,000	4,997,809

		14,989,796

Banks—Foreign (13.3%)
Abbey National North America LLC, 5.23%, 01/02/07	5,000,000	4,999,274
Barclays U.S. Funding Corp., 5.25%, 01/12/07	2,104,000	2,100,625
Dresdner U.S. Finance, Inc., 5.31%, 01/02/07	9,000,000	8,998,672
National Australia Bank, 5.26%, 01/04/07	5,000,000	4,997,808
Societe Generale, 5.35%, 01/08/07	1,000,000	998,960
UBS Finance, 5.27%, 01/02/07	9,000,000	8,998,682

		31,094,021

Breweries (3.9%)
Anheuser Busch, Inc., 5.25%, 01/02/07 (b)	9,000,000	8,998,688

Finance—Consumer Sales (3.9%)
American Express Credit Corp., 5.27%, 01/02/07	5,000,000	4,999,268
American Express Credit Corp., 5.25%, 01/12/07	4,000,000	3,993,583

		8,992,851

Finance—Diversified (3.9%)
General Electric Capital Corp., 5.20%, 01/02/07	9,000,000	8,998,700

Finance Lessors (3.9%)
PB Finance (Delaware), 5.25%, 01/02/07	9,000,000	8,998,677

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Financial Services (16.8%)
Caterpillar Financial Services Corp., 5.25%, 01/02/07	$9,000,000	$8,998,688
Fortis Funding, 5.27%, 01/04/07	5,000,000	4,997,804
ING (U.S.) Funding LLC, 5.25%, 01/09/07	8,000,000	7,990,667
Prudential Funding LLC, 5.20%, 01/03/07	4,000,000	3,998,844
Prudential Funding LLC, 5.24%, 01/12/07	5,000,000	4,991,994
Rabobank USA Finance Corp., 5.26%, 01/04/07	8,000,000	7,996,493

		38,974,490

Food & Beverage (3.4%)
Sysco Corp., 5.33%, 01/04/07 (b)	8,000,000	7,996,447

Heavy Equipment Finance (2.2%)
Cargill, Inc., 5.32%, 01/02/07 (b)	5,000,000	4,999,261

Newspapers (3.9%)
Scripps, E.W. Co., 5.27%, 01/02/07 (b)	9,000,000	8,998,683

Office Machines (3.9%)
Pitney Bowes, Inc., 5.28%, 01/02/07 (b)	9,000,000	8,998,680

Personal Credit Institutions (7.6%)
American General Finance Corp., 5.27%, 01/02/07	5,000,000	4,999,269
American General Finance Corp., 5.26%, 01/12/07	4,000,000	3,993,571
Toyota Motor Credit Corp., 5.20%, 01/03/07 (b)	4,000,000	3,998,844
Toyota Motor Credit Corp., 5.26%, 01/11/07 (b)	5,000,000	4,992,695

		17,984,379

Pharmaceutical/Personal Care (2.2%)
Abbott Laboratories, 5.23%, 01/02/07 (b)	5,000,000	4,999,274

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Investments — December 31, 2006 (continued)

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Transportation (3.8%)
Netjets, Inc., 5.29%, 01/02/07 (b)	$9,000,000	$8,998,678

Total Commercial Paper		184,022,625

ASSET-BACKED COMMERCIAL PAPER (22.0%)
Asset-Backed—Domestic (3.9%)
Liquid Funding Ltd., 5.32%, 01/02/07	9,000,000	8,998,673

Asset-Backed—Residential Mortgages (2.2%)
Carrera Capital Finance LLC, 5.40%, 01/03/07	5,000,000	4,998,500

Asset-Backed CDO—Trust Preferred (2.2%)
Lockhart Funding LLC, 5.33%, 01/05/07 (b)	5,000,000	4,997,039

Asset-Backed Securities—Yankee (5.9%)
Greyhawk Funding LLC, 5.32%, 01/05/07 (b)	5,000,000	4,997,044
Stanfield Victoria Funding, 5.33%, 01/02/07	9,000,000	8,998,667

		13,995,711

Asset-Backed Trade & Term Receivables (5.6%)
Falcon Asset Securitization Corp., 5.31%, 01/11/07	5,000,000	4,992,625
Old Line Funding Corp., 5.35%, 01/05/07 (b)	5,000,000	4,997,028
Old Line Funding Corp., 5.30%, 01/11/07 (b)	3,000,000	2,995,583

		12,985,236

	Principal Amount	Value

ASSET-BACKED COMMERCIAL PAPER (continued)
Securities Domestic (2.2%)
Harrier Financial Funding U.S. LLC, 5.35%, 01/02/07 (b)	$5,000,000	$4,999,257

Total Asset-backed Commercial Paper		50,974,416

Total Investments (Cost $234,997,041) (a) — 101.2%		234,997,041
Liabilities in excess of other assets — (1.2%)		(2,852,966)

NET ASSETS — 100.0%		$232,144,075

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

CDO	Collateralized Debt Obligation

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $234,997,041)	$234,997,041
Cash	13,546
Interest and dividends receivable	355
Receivable for capital shares issued	1,216,084

Total Assets	236,227,026

Liabilities:
Distributions payable	356
Payable for capital shares redeemed	3,842,294
Accrued expenses and other payables:
Investment advisory fees	104,933
Fund administration and transfer agent fees	7,133
Distribution fees	52,467
Administrative servicing fees	41,003
Other	34,765

Total Liabilities	4,082,951

Net Assets	$232,144,075

Represented by:
Capital	$232,141,787
Accumulated net investment income (loss)	2,332
Accumulated net realized gains (losses) from investment transactions	(44)

Net Assets	$232,144,075

Shares outstanding (unlimited number of shares authorized):	232,141,786

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):*	$1.00

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$15,461,137
Dividend income	187,069

Total Income	15,648,206

Expenses:
Investment advisory fees	1,545,988
Fund administration and transfer agent fees	197,226
Distribution fees	772,994
Administrative servicing fees	485,344
Compliance program fees (Note 3)	3,727
Other	113,157

Total expenses before earnings credit	3,118,436
Earnings credit (Note 5)	(8,949)

Total Expenses	3,109,487

Net Investment Income (Loss)	12,538,719

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	(43)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,538,676

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income	$12,538,719	$6,675,341
Net realized gains (losses) on investment transactions	(43)	2,366

Change in net assets resulting from operations	12,538,676	6,677,707

Distributions to shareholders from:
Net investment income	(12,538,719)	(6,675,341)

Change in net assets from capital transactions	(28,412,429)	67,734,090

Change in net assets	(28,412,472)	67,736,456
Net Assets:
Beginning of period	260,556,547	192,820,091

End of period	$232,144,075	$260,556,547

Accumulated net investment income (loss) at end of period	$2,332	$—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,404,717,440	$1,564,322,849
Dividends reinvested	12,538,356	6,902,929
Cost of shares redeemed	(1,445,668,225)	(1,503,491,688)

Change in net assets from capital transactions	(28,412,429)	67,734,090

SHARE TRANSACTIONS:
Issued	1,404,717,424	1,564,322,850
Reinvested	12,538,356	6,902,929
Redeemed	(1,445,668,211)	(1,503,491,688)

Total change in shares	(28,412,431)	67,734,091

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Money Market Fund II

	Net Asset Value, Beginning of Period	Investment Activities				Distributions		Net Asset Value, End of Period	Total Return	Ratios/Supplemental Data
		Net Investment Income (Loss)		Total from Investment Activities		Net Investment Income	Total Distributions			Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)
Year Ended December 31, 2002	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.70%	$110,041	0.99%	0.66%	0.99%		0.66%
Year Ended December 31, 2003	$1.00		(b)		(b)	(b)	(b)	$1.00	0.18%	$147,736	0.95%	0.17%	0.99%		0.13%
Year Ended December 31, 2004	$1.00		(b)		(b)	(b)	(b)	$1.00	0.41%	$192,820	0.96%	0.43%	0.99%		0.40%
Year Ended December 31, 2005	$1.00	0.02		0.02		(0.02)	(0.02)	$1.00	2.26%	$260,557	1.01%	2.24%	(c	)	(c	)
Year Ended December 31, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	4.11%	$232,144	1.01%	4.06%	(c	)	(c	)

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	The amount is less than $0.005.

(c)	There were no fee reductions during the period.

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Money Market II Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $1 billion	0.50%
Next $1 billion	0.48%
Next $3 billion	0.46%
$5 billion or more	0.44%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $436,017 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion as such costs amounted to $3,727.

4. Investment Transactions

For the year ended December 31, 2006, the Fund had short-term purchases of $259,233,120 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$12,326,062	$—	$12,326,062	$—	$12,326,062
2005	$6,675,341	$—	$6,675,341	$—	$6,675,341

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$2,331	$—	$2,331	$—	$(44)	$—	$2,287

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$234,997,041	$—	$—	$—

As of December 31, 2006, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$43	2014

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

17

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Money Market Fund II (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

23

J.P. Morgan GVIT Balanced Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

30	Statement of Assets and Liabilities

30	Statement of Operations

31	Statements of Changes in Net Assets

32	Financial Highlights

33	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-JPGB (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

J.P. Morgan GVIT Balanced Fund

For the annual period ended Dec. 31, 2006, the J.P. Morgan GVIT Balanced Fund (Class I at NAV) returned 12.25% versus 11.10% for its blended benchmark, which consists of 60% S&P 500® Index and 40% Lehman Brothers Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 106 funds as of Dec. 31, 2006) was 10.88%.

The reporting period saw a sustained equity bull market supported by low valuations, reasonable earnings growth, positive fund flows and merger-and-acquisition (M&A) activity. Sovereign bonds, meanwhile, offered investors meager pickings. Global economic growth appeared to be underpinned by the likelihood that the United States would achieve a “soft landing” (avoid recession yet prevent high inflation and interest rates), China’s economic growth would continue at a robust pace, and the economies of Japan and the euro zone would maintain their recovery, all of which would bode well for corporate earnings. Share price is driven by corporate earnings and the multiple that investors are willing to pay for those earnings (the price-to-earnings ratio). With the strong fund flows and plentiful M&A activity evidenced during the reporting period, there seemed to be little indication that investors would refuse to pay current multiples, which have been low by historical standards.

Bonds, which are unattractively valued relative to equities, continued to price in an overly bearish outlook for the global economy during the reporting period, despite buoyant global economic growth. Government bond markets offered limited value, with yields of less than 2% — below those consistent with the soft-landing thesis for the U.S. economy, as shown by recent dips in the market after postings of strong economic data. Sharp rises in U.S. Treasury yields in December on the back of relatively small data items (such as November payroll numbers) demonstrated how vulnerable the asset class is to “good” economic news.

Fund performance was supported by stock selection. An underweight position in Yahoo! Inc. and an overweight position in CSX Corp. helped the Fund. Yahoo! reported disappointing earnings results; the stock price plummeted after announcements of weak forecasts in advertising sales due to declines in the automakers and financial services segments. In addition, Yahoo! , which has struggled to fend off rivals such as Google Inc., delayed the release of a new search-advertising technology designed to improve the company’s profitability. The Fund currently holds a modest overweight in Yahoo! Due to its attractive fundamentals. CSX Corp. was a top contributor to Fund results as customers turned to the railroad operator in response to higher energy prices. CSX’s stock underwent a correction due to a recent reversal in energy price trends, yet we continue to hold the stock on the belief that the company has considerable long-term upward potential.

Duration management was a positive contributor to Fund performance, as was security selection and sector positioning in the corporate and prepay-sensitive mortgage sectors. Allocations to the Mortgage Private Placement Fund resulted in strong positive returns for the Fund; emerging-markets debt and high-yield bonds also helped the Fund with strong gains. Conversely, select positioning on the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — usually Treasury securities) detracted from Fund performance, as did the international non-dollar sector.

Stock selection in the media, pharmaceuticals and telecommunications sectors detracted from Fund returns—particularly our underweight in Comcast Corp. and our overweight in eBay Inc. Comcast, the cable provider, experienced a significant increase in demand for its services that led to stronger-than-expected revenues and earnings during the reporting period. Comcast also gained the assets of bankrupt Adelphia Communications, which were split with Time Warner Inc. eBay was a top detractor from Fund performance because the stock lost more than half of its value (as calculated since the end of 2004), evaporating $40 billion in shareholder wealth. eBay’s management failed to increase earnings per share through a $2 billion, two-year buyback. The firm continues to face concerns about its slowing growth, its rivalry with Google in the online payment service business, and international competition. We continue to maintain our overweight in eBay, however, due to its attractive fundamentals.

Our objective continues to be to provide high total return from a diversified portfolio of equity and fixed-income securities. Our strategy overweights equities versus bonds; in the fixed-income arena we favor tactical positioning over strategic allocations. We remain positive but cautious on the prepay-sensitive mortgage, emerging-markets debt and investment-grade corporate sectors. Above 5% real disposable income growth boosted by bonus and stock-option income growth and relief from high energy prices may boost consumer discretionary income and encourage solid consumer spending through the second quarter of 2007. Residential construction is expected to pose less of a drag on the economy during the first quarter of 2007 than it did toward the end 2006, and the housing market correction may dissipate by the second quarter of 2007. The prospect of a Federal Reserve Board easing should fade by the end of the first half of 2007; we look for a mild increase of 25 basis points in the federal funds rate to be made by year-end. Anticipated higher interest rates across the board during the second

3

J.P. Morgan GVIT Balanced Fund

half of 2007 may slow economic growth back to the trend rate of 2.50% to 2.75%.

Portfolio Managers: Patrik Jakobson and Anne Lester

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc.

4

J.P. Morgan GVIT Balanced Fund

(“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	J.P. Morgan GVIT Balanced Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	12.25%	5.33%	3.55%
Class IV4	12.30%	5.38%	3.57%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund’s previous subadviser managed the Fund.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns, until the creation of the Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the J.P. Morgan GVIT Balanced Fund, J.P. Morgan GVIT Balanced Composite Index (Composite)(a), Standard & Poor’s 500 Index (S&P 500)(b), Lehman Brothers U.S. Aggregate Bond Index (LB Aggregate Bond)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%) and the LB Aggregate Bond (40%).
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	LB Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	J.P. Morgan GVIT Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
J.P. Morgan GVIT Balanced Fund
Class I	Actual		$1,000.00	$1,096.70	$5.39	1.02%
	Hypothetical	[1]	$1,000.00	$1,020.06	$5.21	1.02%
Class IV	Actual		$1,000.00	$1,096.70	$5.39	1.02%
	Hypothetical	[1]	$1,000.00	$1,020.06	$5.21	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

7

Portfolio Summary

(December 31, 2006)	J.P. Morgan GVIT Balanced Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	62.6%
Mortgage-Backed Securities	26.8%
Commercial Paper	11.7%
Corporate Bonds	7.6%
Mutual Funds	2.0%
U.S. Government Long-Term Obligations	1.1%
Sovereign Bonds	0.5%
Options Purchased	0.0%
Liabilities in excess of other assets	-12.3%

100.0%

Top Holdings
Federal National Mortgage Association, TBA, 5.00%, 02/15/37	2.5%
Aim Liquid Assets Potfolio	2.0%
Federal Home Loan Mortgage Corporation, TBA, 5.50%, 01/01/34	1.3%
Federal Home Loan Mortgage Corporation, TBA, 6.50%, 02/01/32	1.3%
Federal National Mortgage Association, TBA, 5.00%, 01/01/34	0.9%
Federal National Mortgage Association, TBA, 5.50%, 01/25/18	0.9%
Government National Mortgage Association, TBA, 6.00%, 01/22/33	0.9%
San Paolo US Financial Co., 5.26%, 01/03/2007	0.7%
Ranger Funding Co., 5.28%, 01/08/07	0.7%
Cancara Asset Securitization LLC, 5.28%, 01/11/07	0.7%
Other	88.1%

100.0%

Top Industries
Financial Services	22.5%
Federal National Mortgage Association	11.0%
Oil & Gas	6.0%
Federal Home Loan Mortgage Corporation	5.4%
Financial & Banks	4.4%
Financial	4.1%
Computer Software & Services	3.8%
Insurance	3.2%
Drugs	3.2%
Retail	3.0%
Other	33.4%

100.0%

Top Countries
United States	51.3%
Japan	3.0%
United Kingdom	2.8%
France	1.3%
Germany	0.8%
Switzerland	0.6%
Spain	0.5%
Netherlands	0.5%
Italy	0.4%
Australia	0.3%
Other Assets	38.5%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (62.6%)
AUSTRALIA (0.3%)
Banking (0.0%)
Australia & New Zeland Banking Group Ltd. (f)	1,714	$38,031

Diversified Operations (0.0%)
Brambles Ltd. (b) (f)	3,062	30,883

Financial Services (0.3%)
Macquarie Bank Ltd. (f)	3,963	246,245
Macquarie Infrastructure Group (f)	96,301	262,111

		508,356

Minerals (0.0%)
BHP Billiton Ltd. (f)	2,161	42,967

Public Thoroughfares (0.0%)
Sydney Roads Group (f)	32,100	33,375

		653,612

AUSTRIA (0.0%)
Machinery (0.0%)
Andritz AG (f)	374	81,062

Telecommunications (0.0%)
Telekom Austria AG (f)	1,902	50,782

		131,844

BELGIUM (0.3%)
Banking (0.2%)
Fortis (f)	5,945	253,025
Fortis (f)	1,613	68,638

		321,663

Chemicals (0.1%)
Solvay SA (f)	1,243	190,443

		512,106

FINLAND (0.1%)
Machinery (0.1%)
Metso Corp. (f)	4,105	206,678

Wireless Equipment (0.0%)
Nokia Oyj (f)	3,068	62,295

		268,973

FRANCE (1.3%)
Auto Parts & Equipment (0.0%)
Renault SA (f)	500	59,864

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FRANCE (continued)
Banking (0.3%)
Banque Nationale de Paris (f)	3,873	$421,292
Societe Generale (f)	838	141,750

		563,042

Building Products (0.1%)
Lafarge SA (f)	750	111,472

Chemicals—Diversified (0.1%)
Arkema (b) (f)	2,916	149,291

Chemicals-Specialty (0.1%)
Rhodia SA (b) (f)	36,372	126,475

Diversified Operations (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (f)	1,982	208,475

Electric Utilities (0.1%)
Suez SA (f)	4,317	223,094

Financial Services (0.1%)
Credit Agricole SA (f)	4,951	207,514

Insurance (0.1%)
AXA (f)	7,265	292,831

Manufacturing (0.1%)
Compagnie de Saint-Gobain (f)	1,351	113,190

Oil & Gas (0.2%)
Total SA (f)	6,618	476,163

Pharmaceuticals (0.0%)
Sanofi-Aventis (f)	232	21,388

Telecommunication Equipment (0.0%)
Alcatel-Lucent (f)	3,506	50,015

		2,602,814

GERMANY (0.8%)
Auto Manufacturers (0.2%)
Bayerische Motoren Werke AG (f)	1,741	99,986
Daimler Chrysler AG (f)	205	12,628
Porsche AG (f)	111	141,229
Volkswagen AG (f)	3,244	241,794

		495,637

Auto Parts & Equipment (0.1%)
Continental AG (f)	890	103,222

9

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
GERMANY (continued)
Chemicals (0.1%)
Bayer AG (f)	1,146	$61,453
Lanxess (b) (f)	3,318	183,695

		245,148

Electric Utilities (0.0%)
RWE AG (f)	392	37,087

Financial Services (0.2%)
Deutsche Bank AG (f)	2,136	284,418

Insurance (0.1%)
Allianz AG (f)	1,349	274,430

Manufacturing (0.1%)
Thyssenkrupp AG (f)	3,143	147,618

		1,587,560

GREECE (0.1%)
Banking (0.0%)
National Bank of Greece SA (f)	540	24,766

Building Materials (0.1%)
Titan Cement Co. (f)	2,065	112,168

Gambling (0.0%)
OPAP SA (f)	4,259	164,454

		301,388

HONG KONG (0.2%)
Diversified Operations (0.2%)
Swire Pacific Ltd., Class A (f)	24,000	257,370

Real Estate (0.0%)
Henderson Land Development Co. (f)	16,000	89,202

		346,572

IRELAND (0.1%)
Building Products (0.1%)
C.R.H. PLC (f)	4,040	168,023

ITALY (0.4%)
Banking (0.2%)
UniCredito Italiano SPA (f)	36,664	320,473

Shares or Principal Amount		Value

COMMON STOCKS (continued)
ITALY (continued)
Commercial Banks (0.0%)
Banche Popolari Unite Scpa (f)	1,651	$45,279
Banco Popolare di Verona e Novara Scrl (f)	1,804	51,676

		96,955

Oil & Gas (0.2%)
Eni SPA (f)	11,835	398,030

		815,458

JAPAN (3.0%)
Automotive (0.2%)
Toyota Motor Corp. (f)	6,400	428,388

Banking (0.1%)
Sumitomo Mitsui Financial Group, Inc. (f)	11	112,638
Sumitomo Trust & Banking Co. Ltd. (The) (f)	1,000	10,472

		123,110

Building & Construction (0.1%)
Obayashi Corp. (f)	27,000	175,057

Building—Residential & Commercial (0.1%)
Kajima Corp. (f)	30,000	131,366

Chemicals (0.3%)
Dainippon Ink & Chemical, Inc. (f)	20,000	77,966
Mitsubishi Chemical Holdings Corp. (f)	28,500	179,482
Mitsui Chemicals, Inc. (f)	19,000	146,094
Showa Denko KK (f)	1,000	3,836
Sumitomo Chemical Co. Ltd. (f)	13,000	100,613
UBE Industries Ltd. (f)	60,000	171,979

		679,970

Computer Software & Services (0.2%)
CSK Corp. (f)	3,300	140,628
Elpida Memory, Inc. (b) (f)	2,500	137,318
Fujitsu Ltd. (f)	9,000	70,528
Hitachi Information Systems Ltd. (f)	5,400	115,619

		464,093

10

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Construction Materials & Supplies (0.0%)
Nippon Sheet Glass Co. (f)	15,000	$70,254

Consumer Products (0.1%)
Shiseido Co. Ltd. (f)	6,000	129,906

Education (0.0%)
Benesse Corp. (f)	2,200	83,848

Electric Utilities (0.3%)
Kansai Electric Power Co., Inc. (f)	5,400	145,386
Kyushu Electric Power Co., Inc. (f)	600	15,825
Matsushita Electric Industrial Co. Ltd. (f)	8,000	160,432
Tokyo Electric Power Co. (The) (f)	8,200	264,945

		586,588

Electrical & Electronic (0.1%)
Toshiba Corp. (f)	16,000	103,984

Electrical Equipment (0.2%)
Kyocera Corp. (f)	2,000	189,089
Mitsubishi Electric Corp. (f)	20,000	182,272
Taiyo Yuden Co., Ltd. (f)	2,000	35,344

		406,705

Electronic Components (0.0%)
NEC Corp. (f)	14,000	67,141

Electronic Equipment (0.0%)
Hitachi Cable, Ltd. (f)	9,000	50,540

Financial Services (0.3%)
Mitsubishi UFJ Financial Group, Inc. (f)	17	210,925
Mizuho Financial Group, Inc. (f)	2	14,268
Nippon Minings Holdings, Inc. (f)	19,500	140,157
ORIX Corp. (f)	630	182,718

		548,068

Food Products (0.1%)
Yakult Honsha Co. Ltd. (f)	3,700	106,119

Food & Beverage (0.1%)
Marubenii Corp. (f)	25,000	126,678

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Import & Export (0.2%)
Itochu Corp. (f)	17,000	$139,367
Mitsui & Co., Ltd. (f)	11,000	164,843
Sumitomo Corp. (f)	7,200	107,796

		412,006

Metals (0.0%)
Mitsubishi Materials Corp. (f)	7,000	26,265

Office Equipment & Supplies (0.1%)
Ricoh Co. Ltd. (f)	6,000	122,207

Oil & Gas (0.1%)
Tokyo Gas Co. Ltd. (f)	42,000	223,026

Pharmaceuticals (0.2%)
Chugai Pharmaceutical Ltd. (f)	8,600	177,077
Daiichi Sankyo Co. Ltd. (f)	5,700	177,827
Suzuken Co. Ltd. (f)	2,300	86,486

		441,390

Printing (0.0%)
Toppan Printing Co., Ltd. (f)	3,000	33,055

Real Estate (0.1%)
Cheung Kong Holdings Ltd. (f)	16,000	196,564

Semiconductors (0.0%)
Tokyo Electron Ltd. (f)	600	47,200

Telecommunication Services (0.0%)
Softbank Corp. (f)	1,800	34,877

Tobacco (0.1%)
Japan Tobacco, Inc. (f)	45	217,533

		6,035,938

NETHERLANDS (0.5%)
Building & Construction (0.0%)
Koninklijke BAM Groep NV (f)	2,545	49,276

Distribution (0.0%)
Hagemeyer NV (b) (f)	20,013	101,142

Financial Services (0.2%)
ING Groep NV (f)	5,390	238,150

Human Resources (0.0%)
USG People NV (f)	2,301	100,209

11

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (continued)
Insurance (0.0%)
Aegon NV (f)	2,515	$47,721

Oil & Gas (0.0%)
Royal Dutch Shell PLC (f)	2,663	92,839

Printing & Publishing (0.1%)
Wolters Kluwer NV (f)	4,978	142,793

Telecommunication Services (0.2%)
Koninklijke KPN (f)	15,622	221,709

		993,839

NORWAY (0.2%)
Food & Beverage (0.1%)
Orkla ASA (f)	5,035	284,085

Telecommunication Services (0.1%)
Telenor ASA (f)	6,193	116,108

		400,193

SINGAPORE (0.1%)
Electronic Components (0.0%)
Venture Corporation Ltd. (f)	11,000	96,521

Telecommunications (0.1%)
Singapore Telecommunications Ltd. (f)	76,900	164,069

		260,590

SPAIN (0.5%)
Banking (0.2%)
Banco Bilbao Vizcaya Argentaria SA (f)	17,319	416,054

Banks (0.0%)
Banco Santander Central Hispano SA (f)	4,373	81,421

Building & Construction (0.0%)
Actividades de Construcciony Servicios SA (f)	1,769	99,473

Oil & Gas (0.0%)
Repsol YPF SA (f)	1,541	53,090

Telecommunications (0.3%)
Telefonica SA (f)	21,061	447,092

		1,097,130

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SWEDEN (0.0%)
Banking (0.0%)
Svenska Handelsbanked AB, A Shares (f)	834	$25,178

Wireless Equipment (0.0%)
Telefonakitiebolaget LM Ericsson, B Shares (f)	13,222	53,204

		78,382

SWITZERLAND (0.6%)
Financial Services (0.2%)
Credit Suisse Group (f)	3,526	245,906
UBS AG (f)	2,453	148,499

		394,405

Insurance (0.0%)
Zurich Financial Services AG (f)	335	89,906

Pharmaceuticals (0.3%)
Roche Holding AG (f)	2,400	429,534

Retail (0.1%)
Compagnie Finaciere Richemont AG (f)	3,703	214,982

		1,128,827

UNITED KINGDOM (2.8%)
Building—Residential & Commercial (0.1%)
Taylor Woodrow PLC (f)	21,236	176,532

Business Services (0.1%)
Michael Page International PLC (f)	13,404	118,368

Chemicals (0.0%)
Yule Catto & Co. PLC (f)	5,742	25,996

Consumer Durables (0.2%)
Reckitt Benckiser PLC (f)	7,285	332,275

Distribution (0.1%)
Wolseley PLC (f)	4,998	120,521

Diversified Minerals (0.0%)
Anglo American PLC (f)	1,596	77,662

Electric Utilities (0.2%)
Drax Group PLC (f)	1,428	22,736
International Power PLC (f)	33,553	249,877

12

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Electric Utilities (continued)
National Grid Group PLC (f)	11,937	$172,745
Scottish & Southern Energy PLC (f)	1,206	36,619

		481,977

Financial Services (0.7%)
Barclays PLC (f)	34,952	498,975
HBOS PLC (f)	1,070	23,651
HSBC Holdings PLC (f)	34,248	623,224
Man Group PLC (f)	8,286	84,564
Royal Bank of Scotland Group PLC (f)	8,608	334,962

		1,565,376

Food & Beverage (0.2%)
Premier Foods PLC (f)	34,032	200,828
Tate & Lyle PLC (f)	10,902	163,762

		364,590

Insurance (0.1%)
Aviva PLC (f)	9,015	144,601

Mining (0.0%)
BHP Billiton PLC (f)	2,704	49,511

Multimedia (0.1%)
Vivendi Universal SA (f)	5,738	223,783

Oil & Gas (0.3%)
BG Group PLC (f)	6,235	84,771
BP PLC (f)	50,391	561,837

		646,608

Pharmaceuticals (0.2%)
AstraZeneca PLC (f)	3,321	177,953
GlaxoSmithKline PLC (f)	10,961	288,463

		466,416

Retail (0.3%)
Debenhams PLC (f)	16,764	62,080
Kesa Electricals PLC (f)	8,890	58,889
Next PLC (f)	2,677	94,076
Tesco PLC (f)	38,590	304,912

		519,957

Technology (0.0%)
Cookson Group PLC (f)	3,011	36,909

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Telecommunications (0.1%)
BT Group PLC (f)	11,860	$70,060
Vodafone Group PLC (f)	68,424	188,939

		258,999

Transportation (0.1%)
British Airways PLC (b) (f)	12,180	125,566

Venture Capital (0.0%)
3I Group PLC (f)	973	19,181

		5,754,828

UNITED STATES (51.3%)
Advertising (0.1%)
Omnicom Group, Inc.	2,000	209,080

Aerospace & Defense (1.4%)
Boeing Co. (The)	4,200	373,128
General Dynamics Corp.	4,430	329,371
Goodrich Corp.	5,900	268,745
Honeywell International, Inc.	9,700	438,828
Lockheed Martin Corp.	3,695	340,199
Northrop Grumman Corp.	11,535	780,919
Orbital Sciences Corp. (b)	3,200	59,008
Raytheon Co.	6,150	324,720

		2,914,918

Agricultural Operations (0.1%)
Archer-Daniels-Midland Co.	6,160	196,874
Seaboard Corp.	7	12,355

		209,229

Airlines (0.0%)
US Airways Group, Inc. (b)	1,340	72,159

Apparel (0.3%)
Coach, Inc. (b)	6,900	296,423
Nike, Inc., Class B	2,500	247,575
Phillips-Van Heusen Corp.	1,730	86,794
Skechers U.S.A., Inc. (b)	825	27,481
Steven Madden Ltd.	250	8,773
Talbots, Inc. (The)	1,600	38,560

		705,606

Auto Parts & Equipment (0.1%)
Advance Auto Parts, Inc.	1,300	46,228
Arvinmeritor, Inc.	1,525	27,801

13

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Auto Parts & Equipment (continued)
CSK Auto Corp. (b)	6,250	$107,187
TRW Automotive Holdings Corp. (b)	1,825	47,213

		228,429

Banking (0.0%)
City Holding Co.	800	32,712

Biotechnology (0.0%)
Human Genome Sciences, Inc. (b)	700	8,708

Broadcast Media & Cable Television (0.7%)
CBS Corp., Class B	5,700	177,726
Comcast Corp., Class A (b)	8,000	338,640
Cumulus Media, Inc. (b)	1,300	13,507
E.W. Scripps Co., Class A	7,300	364,562
News Corp., Class A	18,300	393,084
Sinclair Broadcast Group, Inc., Class A	5,975	62,738
Viacom, Inc., Class B (b)	1,600	65,648

		1,415,905

Building—Residential & Commercial (0.1%)
D.R. Horton, Inc.	1,200	31,788
Lennar Corp., Class A	1,300	68,198
Toll Brothers, Inc. (b)	5,000	161,150

		261,136

Business Services (0.4%)
Alliance Data Systems Corp. (b)	1,410	88,083
BEA Systems, Inc. (b)	5,840	73,467
Catalina Marketing Corp.	2,950	81,125
Convergys Corp. (b)	3,740	88,937
CSG Systems International, Inc. (b)	500	13,365
eBay, Inc. (b)	10,800	324,756
Fair Issac Corp.	100	4,065
Spherion Corp. (b)	10,025	74,486
Sykes Enterprises, Inc. (b)	5,875	103,635
TeleTech Holdings, Inc. (b)	1,825	43,581

		895,500

Cable & Satellite (0.2%)
Directv Group, Inc. (The) (b)	17,420	434,455

Capital Goods (0.0%)
PerkinElmer, Inc.	2,625	58,354

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Chemicals & Diversified (0.7%)
Air Products & Chemicals, Inc.	1,500	$105,420
Dow Chemical Co.	3,100	123,814
Georgia Gulf Corp.	700	13,517
Innospec, Inc.	800	37,240
Praxair, Inc.	8,800	522,104
Rohm & Haas Co.	10,300	526,536
Spartech Corp.	2,000	52,440

		1,381,071

Communication Equipment (1.2%)
CommScope, Inc. (b)	600	18,288
Corning, Inc. (b)	30,400	568,784
General Cable Corp. (b)	1,960	85,672
InterDigital Communications Corp. (b)	1,425	47,809
Motorola, Inc.	34,475	708,806
Qualcomm, Inc.	25,300	956,086
Tellabs, Inc. (b)	7,800	80,028

		2,465,473

Computer Equipment (1.7%)
Apple, Inc. (b)	2,700	229,068
Avocent Corp (b)	800	27,080
Cirrus Logic, Inc. (b)	4,225	29,068
Dell, Inc. (b)	500	12,545
EMC Corp. (b)	700	9,240
Hewlett-Packard Co.	28,225	1,162,588
International Business Machines Corp.	15,540	1,509,711
Juniper Networks, Inc. (b)	6,000	113,640
Lexmark International, Inc. (b)	1,400	102,480
Sun Microsystems, Inc. (b)	31,800	172,356

		3,367,776

Computer Software & Services (3.6%)
Affiliated Computer Services, Inc., Class A (b)	1,400	68,376
Aspen Technology, Inc. (b)	5,450	60,059
Automatic Data Processing, Inc.	1,300	64,025
Black Box Corp.	1,525	64,035
BMC Software, Inc. (b)	7,310	235,382

Cadence Design Systems, Inc. (b)	4,340	77,729
Cisco Systems, Inc. (b)	53,150	1,452,590
Computer Sciences Corp. (b)	3,360	179,323

14

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Computer Software & Services (continued)
Emulex Corp. (b)	4,775	$93,160
EPIQ Systems, Inc. (b)	1,150	19,516
Google, Inc., Class A (b)	1,400	644,672
infoUSA, Inc.	500	5,955
Inter-Tel, Inc.	2,700	59,832
Intuit, Inc. (b)	2,380	72,614
Magma Design Automation, Inc. (b)	900	8,037
Microsoft Corp.	60,300	1,800,557
MicroStrategy, Inc. (b)	400	45,604
NCR Corp. (b)	1,300	55,588
NVIDIA Corp. (b)	2,380	88,084
Oracle Corp. (b)	53,535	917,590
SonicWALL, Inc. (b)	2,950	24,839
Sybase, Inc. (b)	7,555	186,609
Symantec Corp. (b)	15,640	326,094
Synopsys, Inc. (b)	2,625	70,166
TriZetto Group, Inc. (The) (b)	5,975	109,761
Unisys Corp. (b)	6,675	52,332
Yahoo!, Inc. (b)	13,900	355,006

		7,137,535

Conglomerates (0.5%)
Johnson Controls, Inc.	5,900	506,928
United Technologies Corp.	9,600	600,192

		1,107,120

Construction & Building Materials (0.1%)
Caterpillar, Inc.	1,400	85,862
Centex Corp.	2,200	123,794
Sherwin Williams Co.	1,425	90,602

		300,258

Consumer Products (1.2%)
Avon Products, Inc.	2,200	72,688
Chattem, Inc. (b)	1,200	60,096
Colgate-Palmolive Co.	2,050	133,742
CSS Industries, Inc.	200	7,074
Furniture Brands International, Inc.	1,625	26,374
Kellwood Co.	800	26,016
Kimberly-Clark Corp.	3,255	221,177
Playtex Products, Inc. (b)	3,375	48,566
Procter & Gamble Co.	27,300	1,754,571
Smurfit-Stone Container Corp. (b)	3,750	39,600

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Products (continued)
Stanley Furniture Co., Inc.	1,100	$23,595
Whirlpool Corp.	860	71,397

		2,484,896

Containers & Packaging (0.0%)
Graphic Packaging Corp. (b)	9,575	41,460
Silgan Holdings, Inc.	1,225	53,802

		95,262

Diversified Manufacturing Operations (0.4%)
Danaher Corp.	4,200	304,248
Illinois Tool Works, Inc.	2,600	120,094
Ingersoll-Rand Co.	7,000	273,910
Teleflex, Inc.	1,625	104,910
Textron, Inc.	500	46,885

		850,047

Drugs (3.2%)
Abbott Laboratories	28,280	1,377,518
Adolor Corp. (b)	1,350	10,152
Alpharma, Inc., Class A	225	5,423
Amgen, Inc. (b)	15,000	1,024,649
Amylin Pharmaceuticals, Inc. (b)	275	9,919
Cardiome Pharma Corp. (b)	825	9,199
CV Therapeutics, Inc. (b)	250	3,490
Cypress Bioscience, Inc. (b)	3,825	29,644
Eli Lilly & Co.	100	5,210
Illumina, Inc. (b)	825	32,431
Johnson & Johnson, Inc.	5,200	343,304
King Pharmaceuticals, Inc. (b)	4,890	77,849
Martek Biosciences Corp. (b)	175	4,085
Medicis Pharmaceutical Corp., Class A	500	17,565
Merck & Co., Inc.	32,665	1,424,193
MGI Pharma, Inc. (b)	600	11,046
NBTY, Inc. (b)	2,560	106,419
Nektar Therapeutic (b)	1,450	22,055
Pfizer, Inc.	36,010	932,659
Schering-Plough Corp.	33,300	787,212
Theravance, Inc. (b)	400	12,356
United Therapeutics Corp. (b)	350	19,030
Vertex Pharmaceuticals, Inc. (b)	1,600	59,872

		6,325,280

15

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Electrical Equipment (1.7%)
Eaton Corp.	4,800	$360,672
EMCOR Group, Inc. (b)	1,125	63,956
Energizer Holdings, Inc. (b)	1,280	90,867
General Electric Co.	72,200	2,686,562
Grainger (W.W.), Inc.	1,800	125,892
Hologic, Inc. (b)	400	18,912
Rockwell International Corp.	800	48,864

		3,395,725

Electrical Services (1.8%)
American Electric Power Co., Inc.	10,200	434,316
Centerpoint Energy, Inc.	5,000	82,900
CMS Energy Corp. (b)	12,200	203,740
DTE Energy Co.	4,300	208,163
Edison International	16,400	745,872
FirstEnergy Corp.	5,070	305,265
Florida Power & Light, Inc.	3,620	197,000
Headwaters, Inc. (b)	200	4,792
Northeast Utilities	9,000	253,440
NorthWestern Corp.	1,625	57,493
Pinnacle West Capital Corp.	500	25,320
Scana Corp.	1,600	64,992
Sempra Energy	1,475	82,556
Sierra Pacific Resources (b)	20,200	339,966
TXU Corp.	5,540	300,323
Westar Energy, Inc.	700	18,172
Xcel Energy, Inc.	14,600	336,676

		3,660,986

Electronic Commerce (0.0%)
Digital River, Inc. (b)	1,480	82,569

Electronics (0.2%)
Coherent, Inc. (b)	2,525	79,714
Lam Research Corp. (b)	1,810	91,622
Mettler Toledo International, Inc. (b)	300	23,655
Molecular Devices Corp. (b)	1,100	23,177
MTS Systems Corp.	2,625	101,377
Omnivision Technologies, Inc. (b)	4,050	55,283
Sanmina-SCI Corp. (b)	8,100	27,945
Solectron Corp. (b)	400	1,288

		404,061

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial (4.1%)
American Express Co.	3,000	$182,010
AmeriCredit Corp. (b)	3,850	96,905
BISYS Group, Inc. (b)	1,000	12,910
CIT Group, Inc.	11,000	613,470
Citigroup, Inc.	37,400	2,083,179
Countrywide Credit Industries, Inc.	14,860	630,807
Credit Acceptance Corp (b)	249	8,299
Dollar Financial Corp. (b)	1,264	35,215
E*TRADE Financial Corp. (b)	5,490	123,086
Equity Lifestyle Properties, Inc	1,100	59,873
Fannie Mae	300	17,817
Federal Agricultural Mortgage Corp., Class C	4,075	110,555
Federated Investors, Inc.	1,400	47,292
First Horizon National Corp.	100	4,178
Franklin Resources, Inc.	4,200	462,714
Freddie Mac	700	47,530
Gladstone Capital Corp.	400	9,544
Goldman Sachs Group, Inc.	4,380	873,153
Lehman Brothers Holdings, Inc.	4,520	353,102
Merrill Lynch & Co., Inc.	3,980	370,538
Morgan Stanley	19,730	1,606,613
TD Ameritrade Holding Corp. (b)	7,000	113,260
The First Marblehead Corp.	1,670	91,266
Washington Mutual, Inc.	800	36,392
World Acceptance Corp. (b)	600	28,170

		8,017,878

Financial & Banks (4.4%)
1st Source Corp.	220	7,069
A.G. Edwards, Inc.	325	20,569
Associated Banc-Corp.	400	13,952
BancFirst Corp.	2,525	136,350
Bank of America Corp.	49,270	2,630,524
Bank of New York Co., Inc.	800	31,496
BB&T Corp.	100	4,393
Bear Stearns Cos., Inc.	1,980	322,304
Camden National Corp.	700	32,284
Capital One Financial Corp.	1,400	107,548
CapitalSource, Inc.	3,310	90,396
Comerica, Inc.	6,700	393,156
Commerce Bancshares, Inc.	315	15,249
Community Bank System, Inc.	400	9,200

16

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial & Banks (continued)
Corus Bankshares, Inc.	1,225	$28,261
FNB Corp.	2,100	87,255
Great Southern Bancorp, Inc.	2,200	64,922
Heartland Financial USA, Inc.	1,325	38,226
Horizon Financial Corp.	875	21,053
KeyCorp	2,060	78,342
Lakeland Financial Corp.	1,400	35,742
Marshall & Ilsley Corp.	4,300	206,873
PNC Financial Services Group	4,165	308,377
Regions Financial Corp.	8,890	332,486
Simmons First National Corp., Class A	2,425	76,509
State Street Corp.	6,100	411,384
Suffolk Bancorp	1,425	54,335
SunTrust Banks, Inc.	2,400	202,680
Taylor Capital Group, Inc.	800	29,288
TCF Financial Corp.	10,750	294,765
U.S. Bancorp	32,330	1,170,023
W Holding Co., Inc.	1,000	5,960
Wachovia Corp.	7,237	412,147
Wells Fargo Co.	28,900	1,027,684

		8,700,802

Food & Beverage (0.8%)
Coca-Cola Co. (The)	12,400	598,299
Coca-Cola Enterprises, Inc.	2,600	53,092
Del Monte Foods Co.	9,450	104,234
Kellogg Co.	1,100	55,066
Kraft Foods, Inc.	8,000	285,600
M & F Worldwide Corp. (b)	1,825	46,100
Pilgrim’s Pride Corp.	400	11,772
SYSCO Corp.	7,800	286,728
Wrigley (Wm.) Jr., Co.	4,400	227,568

		1,668,459

Healthcare (2.1%)
Becton, Dickinson & Co.	400	28,060
Cephalon, Inc. (b)	1,250	88,013
Datascope Corp.	1,425	51,927
Emdeon Corp. (b)	5,690	70,499
Humana, Inc. (b)	1,500	82,965
Immucor, Inc. (b)	500	14,615
LifeCell Corp. (b)	875	21,123
Magellan Health Services (b)	1,425	61,589

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Healthcare (continued)
McKesson Corp.	9,080	$460,356
Medco Health Solutions, Inc. (b)	2,400	128,256
Medtronic, Inc.	300	16,053
Mentor Corp.	1,025	50,092
Mylan Laboratories, Inc.	3,590	71,656
PER-SE Technologies, Inc. (b)	2,625	72,923
Sepracor, Inc. (b)	4,800	295,584
UnitedHealth Group, Inc.	3,600	193,428
Wellcare Health Plans, Inc. (b)	1,380	95,082
WellPoint, Inc. (b)	14,670	1,154,382
Wyeth	25,210	1,283,692
Zimmer Holdings, Inc. (b)	100	7,838

		4,248,133

Hotels & Motels (0.3%)
Hilton Hotels Corp.	6,300	219,870
Host Marriott Corp.	4,500	110,475
Starwood Hotels & Resorts Worldwide, Inc.	1,600	100,000
Vail Resorts, Inc. (b)	1,125	50,423
Wyndham Worldwide Corp.	1,300	41,626

		522,394

Household Furnishing & Appliances (0.1%)
Kimball International, Inc., Class B	2,425	58,928
Mohawk Industries, Inc. (b)	600	44,916

		103,844

Industrial Goods & Services (0.1%)
Fuller (H. B.) Co.	1,050	27,111
Insteel Industries, Inc.	2,700	48,033
Nordson Corp.	2,525	125,821

		200,965

Insurance (2.7%)
ACE Ltd.	3,710	224,715
Aetna, Inc.	9,600	414,528
Allstate Corp. (The)	4,520	294,297
AMBAC Financial Group, Inc.	8,400	748,188
American Financial Group, Inc.	2,520	90,493
American International Group, Inc.	3,900	279,474
Argonaut Group, Inc. (b)	700	24,402
Assurant, Inc.	3,300	182,325
Chubb Corp. (The)	7,120	376,719
CIGNA Corp.	2,140	281,560

17

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Insurance (continued)
Conseco, Inc. (b)	1,450	$28,971
Genworth Financial, Inc., Class A	12,600	431,046
Great American Financial Resources, Inc.	2,550	58,778
Hartford Financial Services Group, Inc.	6,000	559,860
LandAmerica Financial Group, Inc.	400	25,244
MBIA, Inc.	6,500	474,890
MGIC Investment Corp.	5,100	318,954
Navigators Group, Inc. (The) (b)	500	24,090
ProAssurance Corp. (b)	500	24,960
Progressive Corp.	100	2,422
Protective Life Corp.	2,600	123,500
Prudential Financial, Inc.	1,200	103,032
St. Paul Travelers Cos., Inc.	5,160	277,040
W.R. Berkley Corp.	2,060	71,091

		5,440,579

Leisure & Amusements (0.5%)
Carnival Corp.	4,100	201,105
Dover Downs Gaming & Entertainment, Inc.	250	3,343
Walt Disney Co. (The)	20,740	710,759

		915,207

Leisure Products (0.0%)
Mattel, Inc.	3,760	85,202

Machinery (0.4%)
AGCO Corp. (b)	400	12,376
Cummins, Inc.	670	79,181
Cymer, Inc. (b)	1,525	67,024
Flowserve Corp. (b)	625	31,544
Imation Corp.	2,625	121,879
Manitowoc Co., Inc. (The)	1,810	107,568
Parker-Hannifin Corp.	1,010	77,649
Terex Corp. (b)	4,360	281,568
Toro Co. (The)	1,025	47,796

		826,585

Medical Products (0.5%)
Baxter International, Inc.	15,100	700,488
Bruker BioSciences Corp. (b)	13,075	98,193
DJ Orthopedics, Inc. (b)	1,625	69,583

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Medical Products (continued)
Laboratory Corporation of America Holdings (b)	1,110	$81,552
LCA-VISION, Inc.	300	10,308
MedImmune, Inc. (b)	1,100	35,607
Medivation, Inc. (b)	800	12,656
Thoratec Corp. (b)	1,200	21,096
Zoll Medical Corp. (b)	800	46,592

		1,076,075

Metals & Mining (0.7%)
Alcoa, Inc.	17,400	522,173
Freeport-McMoRan Copper & Gold, Inc., Class B	1,430	79,694
Phelps Dodge Corp.	2,990	357,963
Quanex Corp.	950	32,861
Southern Copper Corp.	1,660	89,457
Stillwater Mining Co. (b)	2,850	35,597
United States Steel Corp.	3,700	270,618
USEC, Inc. (b)	1,200	15,264

		1,403,627

Motorcycle Manufacturers (0.1%)
Harley-Davidson, Inc.	3,250	229,028

Office Equipment & Services (0.1%)
CompX International, Inc.	925	18,648
Marlin Business Services, Inc. (b)	2,850	68,486
Standard Register Co. (The)	7,100	85,200
Xerox Corp. (b)	3,460	58,647

		230,981

Oil & Gas (4.8%)
Anadarko Petroleum Corp.	7,700	335,104
Apache Corp.	1,900	126,369
Baker Hughes, Inc.	4,000	298,640
BJ Services Co.	2,500	73,300
Chesapeake Energy Corp.	300	8,715
ChevronTexaco Corp.	8,900	654,417
Clayton Williams Energy, Inc. (b)	525	19,063
ConocoPhillips	11,400	820,230
Devon Energy Corp.	3,700	248,196
Energen Corp.	1,800	84,492
Exxon Mobil Corp.	47,380	3,630,728
Forest Oil Corp. (b)	1,050	34,314
Frontier Oil Corp.	1,300	37,362

18

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Oil & Gas (continued)
Giant Industries, Inc. (b)	200	$14,990
Global Industries Ltd. (b)	2,325	30,318
Halliburton Co.	9,700	301,185
Harvest Natural Resources, Inc. (b)	600	6,378
Helmerich & Payne, Inc.	600	14,682
Holly Corp.	1,920	98,688
Marathon Oil Corp.	9,315	861,638
Mariner Energy, Inc. (b)	809	15,856
NICOR, Inc.	2,825	132,210
Occidental Petroleums Corp.	6,220	303,723
ONEOK, Inc.	1,930	83,222
Plains Exploration & Product Co. (b)	2,625	124,766
Schlumberger Ltd.	4,200	265,272
Swift Energy Co. (b)	600	26,886
Todco, Class A (b)	625	21,356
Valero Energy Corp.	5,970	305,425
Veritas DGC, Inc. (b)	2,025	173,401
Weatherford International Ltd. (b)	6,000	250,740
XTO Energy, Inc.	3,400	159,970

		9,561,636

Paper & Forest Products (0.1%)
Weyerhaeuser Co.	2,400	169,560

Pharmaceuticals (0.2%)
Adams Respiratory Therapeutics, Inc. (b)	500	20,405
Alexion Pharmaceuticals, Inc. (b)	450	18,176
Alkermes, Inc. (b)	625	8,356
AmerisourceBergen Corp.	1,460	65,642
Arena Pharmaceuticals, Inc. (b)	700	9,037
AVANIR Pharmaceuticals (b)	1,675	3,869
Cubist Pharmaceuticals, Inc. (b)	825	14,941
ICOS Corp. (b)	400	13,516
Keryx Biopharmaceuticals, Inc. (b)	700	9,310
Mannkind Corp. (b)	600	9,894
Nastech Pharmaceutical Co., Inc. (b)	925	13,995
Neurocrine Biosciences, Inc. (b)	200	2,084
Novartis AG—Reg (f)	932	53,557
OPG Groep NV-CVA (f)	1,125	131,986
Progenics Pharmaceuticals, Inc. (b)	375	9,653
Savient Pharmaceuticals, Inc. (b)	1,000	11,210

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Pharmaceuticals (continued)
Telik, Inc. (b)	400	$1,772
Viropharma, Inc. (b)	825	12,078

		409,481

Printing & Publishing (0.4%)
American Greetings Corp., Class A	2,625	62,659
Gannett Co., Inc.	8,400	507,864
McGraw-Hill Cos., Inc. (The)	2,965	201,679
New York Times Co. (The), Class A	600	14,616
R.H. Donnelley Corp.	400	25,092

		811,910

Railroad Equipment (0.0%)
Wabtec Corp.	1,400	42,532

Railroads (0.8%)
Burlington Northern Santa Fe Corp.	700	51,667
CSX Corp.	14,700	506,121
Norfolk Southern Corp.	19,720	991,719

		1,549,507

Real Estate (0.4%)
Boston Properties, Inc.	1,700	190,196
CB Richard Ellis Group, Inc., Class A (b)	3,640	120,848
Jones Lang Lasalle, Inc.	980	90,327
Mack-Cali Realty Corp.	1,300	66,300
ProLogis	3,580	217,556
Ventas, Inc.	2,110	89,295

		774,522

Real Estate Investment Trusts (0.5%)
American Home Mortgage Investment Corp.	1,225	43,022
Anthracite Capital, Inc.	5,875	74,789
Apartment Investment & Management Co.	3,200	179,263
Arbor Realty Trust, Inc.	700	21,063
Brandywine Realty Trust	500	16,625
Centracore Properties Trust	1,025	33,138
Cousins Properties, Inc.	3,225	113,746
Hospitality Properties Trust	1,900	90,307
IStar Financial, Inc.	1,680	80,338
Mid-America Apartment Communities, Inc.	125	7,155

19

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate Investment Trusts (continued)
Post Properties, Inc.	1,200	$54,840
Ramco-Gershenson Properties Trust	2,725	103,932
Sunstone Hotel Investors, Inc.	2,925	78,185
Winston Hotels, Inc.	3,025	40,081

		936,484

Restaurants (0.4%)
Darden Restaurants, Inc.	1,940	77,930
Domino’s Pizza, Inc.	2,300	64,400
Luby’s Cafeteria, Inc. (b)	4,750	51,728
McDonald’s Corp.	14,200	629,485
Papa John’s International, Inc. (b)	1,400	40,614

		864,157

Retail (2.5%)
Abercrombie & Fitch Co.	2,700	188,001
American Eagle Outfitters Ltd.	2,550	79,586
Anntaylor Stores Corp. (b)	1,980	65,023
Barnes & Noble, Inc.	2,725	108,210
Best Buy Co., Inc.	1,000	49,190
Big Lots, Inc. (b)	700	16,044
Books-A-Million, Inc.	2,000	45,360
CVS Corp.	3,800	117,458
Family Dollar Stores, Inc.	1,800	52,794
Federated Department Stores, Inc.	6,820	260,047
Home Depot, Inc.	1,800	72,288
J.C. Penney Co., Inc.	9,750	754,259
Jamba, Inc. (b)	1,725	17,371
Jones Apparel Group, Inc.	600	20,058
Kohl’s Corp. (b)	10,460	715,777
Kroger Co. (The)	12,850	296,450
Longs Drug Stores Corp.	1,025	43,440
Lowe’s Cos., Inc.	2,600	80,990
Office Depot, Inc. (b)	1,700	64,889
Officemax, Inc.	1,810	89,867
Payless ShoeSource, Inc. (b)	4,650	152,613
Rite Aid Corp. (b)	6,775	36,856
Safeway, Inc.	10,430	360,461
Staples, Inc.	15,800	421,859
SUPERVALU, INC.	3,560	127,270
Target Corp.	8,500	484,924
TJX Cos., Inc. (The)	1,100	31,328
Wal-Mart Stores, Inc.	6,200	286,316
WESCO International, Inc. (b)	1,250	73,513

		5,112,242

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Semiconductors (0.8%)
Altera Corp. (b)	1,000	$19,680
Applied Materials, Inc.	7,960	146,862
Asyst Technologies, Inc. (b)	1,000	7,310
Intel Corp.	1,000	20,250
Intersil Holding Corp., Class A	900	21,528
KLA-Tencor Corp.	600	29,850
Linear Technology Corp.	16,000	485,120
LSI Logic Corp. (b)	17,025	153,225
Mattson Technology, Inc. (b)	1,000	9,320
Maxim Integrated Products, Inc.	300	9,186
MEMC Electronic Materials, Inc. (b)	2,180	85,325
Novellus Systems, Inc. (b)	2,890	99,474
Texas Instruments, Inc.	300	8,640
Varian Semiconductor Equipment	2,010	91,495
Associates., Inc. (b)
Xilinx, Inc.	18,100	430,961

		1,618,226

Steel (0.3%)
Chaparral Steel Co.	1,400	61,978
Nucor Corp.	4,770	260,728
Steel Dynamics, Inc.	6,310	204,760

		527,466

Technology (0.0%)
Micrel, Inc. (b)	4,325	46,624
Sensient Technologies Corp.	900	22,140
Tech Data Corp. (b)	100	3,787

		72,551

Telecommunications (1.7%)
ADTRAN, Inc.	800	18,160
AT&T, Inc.	33,125	1,184,220
Bellsouth Corp.	4,940	232,723
Carrier Access Corp. (b)	1,000	6,560
CenturyTel, Inc.	1,900	82,954
Citizens Communications Co.	3,000	43,110
Dobson Communications Corp., Class A (b)	6,675	58,139
EchoStar Communications Corp., Class A (b)	1,900	72,257
Embarq Corp.	1,797	94,450
Lightbridge, Inc. (b)	500	6,770
Sprint Corp.	29,200	551,588
Verizon Communications, Inc.	30,400	1,132,096

		3,483,027

20

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Tobacco (1.3%)
Altria Group, Inc.	25,810	$2,215,014
Loews Corp—Carolina Group	1,375	88,990
Reynolds American, Inc.	4,470	292,651
UST, Inc.	1,420	82,644

		2,679,299

Toys (0.1%)
Marvel Entertainment, Inc. (b)	7,200	193,752

Transportation Services (0.3%)
Arkansas Best Corp.	400	14,400
Con-way, Inc.	600	26,424
Continental Airlines, Class B (b)	4,305	177,580
EGL, Inc. (b)	400	11,912
Laidlaw International, Inc.	3,350	101,941
Overseas Shipholding Group, Inc.	1,380	77,694
Pacer International, Inc.	800	23,816
Sabre Holdings, Inc.	3,240	103,324
UAL Corp. (b)	1,840	80,960

		618,051

Waste Management (0.1%)
Waste Management, Inc.	4,860	178,702

		103,777,114

Total Common Stocks		126,915,191

COMMERCIAL PAPER (11.7%)
Financial Services (11.7%)
Alpine Securitization Corp., 5.35%, 01/17/07 (h)	$1,500,000	1,496,655
Aspen Funding Corp., 5.35%, 01/11/07 (h)	1,250,000	1,248,325
Atlantis One Funding, 5.51%, 02/20/07 (h)	750,000	744,585
Barton Capital LLC, 5.33%, 01/03/07 (h)	1,000,000	999,850
Cancara Asset Securitization LLC, 5.28%, 01/11/07 (h)	1,500,000	1,497,800
Clipper Receivables Corp., 5.27%, 01/19/07 (h)	1,500,000	1,496,205
Eureka Securitization, Inc., 5.26%, 01/19/07 (h)	1,250,000	1,246,850
Galleon Capital, 5.33%, 01/22/07 (h)	1,250,000	1,246,288
Gemini Securitization Corp., 5.27%, 01/04/07 (h)	1,250,000	1,249,625

Shares or Principal Amount		Value

COMMERCIAL PAPER (continued)
Financial Services (continued)
Gotham Funding Corp., 5.29%, 01/16/07 (h)	$1,250,000	$1,247,245
Kitty Hawk Funding Corp., 5.27%, 01/12/07 (h)	1,500,000	1,497,585
Newport Funding Corp., 5.27%, 01/04/07 (h)	1,250,000	1,249,451
Nordea North America, Inc., 5.24%, 01/02/07 (h)	1,000,000	1,000,000
Ranger Funding Co., 5.28%, 01/08/07 (h)	1,500,000	1,498,461
San Paolo US Financial Co., 5.26%, 01/03/07 (h)	1,500,000	1,499,561
Scaldis Capital LLC, 5.29%, 01/10/07 (h)	1,000,000	998,810
Sheffield Receivables, 5.32%, 01/25/07 (h)	1,250,000	1,245,738
UBS Finance, 5.26%, 01/08/07 (h)	1,250,000	1,248,900
Windmill Funding Corp., 5.25%, 01/23/07 (h)	1,000,000	996,880

Total Commercial Paper		23,708,814

MUTUAL FUNDS (2.0%)
AIM Liquid Assets Potfolio	4,019,128	4,019,128

Total Mutual Funds		4,019,128

CORPORATE BONDS (7.6%)
Auto Related (0.0%)
Breed Technologies, Inc., 0.00%, 04/15/08 (e) (f),	125,000	0
General Motors Acceptance Corp., 6.88%, 08/28/12	25,000	25,671

Banks (1.4%)
Bank of America, 5.63%, 10/14/16	85,000	86,540
Barlcays Bank PLC (d), 5.93%, 12/15/16	195,000	197,455
Commonwealth Bank of Australia (g), 6.02%, 03/15/49	225,000	227,637
Glitner Banki HF, 5.80%, 01/21/11	240,000	240,038
HBOS PLC (d) (g), 5.92%, 09/29/49	200,000	196,191
Industrial Bank of Korea (d), 4.00%, 05/19/14	180,000	174,357
Kaupthing Bank (d), 5.75%, 10/04/11	145,000	144,843

21

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Banks (continued)
Landsbanki Islands HF, 6.10%, 08/25/11	$160,000	$162,667
Lloyds TSB Group PLC, 6.27%, 11/14/16	300,000	299,987
Shinsei Finance, 7.16% 07/25/16 (d)	215,000	218,494
Standard Chartered PLC, 6.41%, 12/01/47	200,000	198,413
Suntrust Preferred Capital I, 5.85%, 12/31/49	150,000	151,145
United Overseas Bank Ltd. (d), 5.38%, 09/03/19	275,000	272,209
Woori Bank (d), 5.75%, 03/13/14	160,000	161,081

		2,731,057

Broadcast Media & Cable Television (0.1%)
Charter Communications LLC (d), 8.00%, 04/30/12	20,000	20,775
Comcast Corp., 6.50%, 01/15/15	125,000	130,241
DIRECTV Holdings/Finance, 6.38%, 06/15/15	15,000	14,381

		165,397

Building—Residential & Commercial (0.1%)
Beazer Homes USA, Inc., 6.88%, 07/15/15	30,000	29,400
D.R. Horton, Inc., 8.50%, 04/15/12	30,000	31,401
D.R. Horton, Inc., 5.63%, 09/15/14	20,000	19,318
Owens Corning, Inc., 7.00%, 12/01/36	50,000	50,490

		130,609

Cable (0.0%)
Echostar DBS Corp., 7.13%, 02/01/16	45,000	45,000

Casino Hotels (0.0%)
MGM Mirage, Inc., 5.88%, 02/27/14	30,000	27,750

Chemicals (0.1%)
Huntsman LLC, 11.50%, 07/15/12	30,000	33,825
Nakilat, Inc., 6.07%, 12/31/33	130,000	129,017
Nalco, 7.75%, 11/15/11	10,000	10,225
Polyone Corp., 10.63%, 05/15/10	10,000	10,600
Potash Corp., 5.88%, 12/01/36	95,000	91,628

		275,295

Commercial Services (0.0%)
Iron Mountain, Inc., 7.75%, 01/15/15	10,000	10,200

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Iron Mountain, Inc., 6.63%, 01/01/16	$35,000	$33,600

		43,800

Computer Services (0.2%)
Cisco Systems, Inc., 5.25%, 02/22/11	395,000	395,991
UGS Corp., 10.00%, 06/01/12	25,000	27,250

		423,241

Containers (0.0%)
Alltrista Corp., 9.75%, 05/01/12	10,000	10,575
Owens-Brockway Glass Container, 8.25%, 05/15/13	20,000	20,675

		31,250

Electrical Services (0.7%)
Appalachian Power Co., 5.80%, 10/01/35	110,000	103,908
Dominion Resources, Inc., 8.13%, 06/15/10	50,000	54,222
Dominion Resources, Inc., 7.20%, 09/15/14	95,000	104,245
Dominion Resources, Inc., 5.15%, 07/15/15	120,000	116,234
GE Equipment Small Ticket LLC, 4.38%, 07/22/09	200,000	198,488
ITC Holdings, Corp., 6.38%, 09/30/36	100,000	99,723
Midamerican Energy Holdings, 6.13%, 04/01/36	170,000	171,369
Nisource Finance Corp., 5.45%, 09/15/20	195,000	181,613
NRG Energy, Inc., 7.38%, 02/01/16	15,000	15,075
Ohio Power Co. IBC, 6.00%, 06/01/16	80,000	82,145
Pacificorp, 4.30%, 09/15/08	125,000	122,983
Xcel Energy, Inc., 6.50%, 07/01/36	80,000	84,524

		1,334,529

Electronic Components (0.0%)
NXP BV, 7.88%, 10/15/14	10,000	10,338

Electronics—Military (0.0%)
L-3 Communications Corp., 5.88%, 01/15/15	15,000	14,475

22

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Environmental (0.0%)
Allied Waste North America, Inc., 6.13%, 02/15/14	$10,000	$9,500

Financial Products & Services (1.8%)
American General Finance Corp., 4.50%, 11/15/07	330,000	328,082
Arch Western Finance, 6.75%, 07/01/13	25,000	24,813
Capital One Finance, 7.69%, 08/15/36	105,000	118,919
Capital One Financial, 8.75%, 02/01/07	375,000	375,917
Credit Suisse USA, Inc., 5.50%, 08/16/11	70,000	70,763
Ford Motor Credit Co., 6.94%, 01/15/10	15,000	14,669
Ford Motor Credit Co., 7.25%, 10/25/11	20,000	19,585
Goldman Sachs Group, Inc., 5.95%, 01/15/27	250,000	247,029
International Lease Finance Corp., 4.88%, 09/01/10	115,000	113,033
Kaupthing Bank (d), 7.13%, 05/19/16	190,000	201,528
Lehman Brothers Holdings, 5.75%, 07/18/11	55,000	56,075
Lehman Brothers Holdings, 5.75%, 01/03/17	135,000	136,728
Merrill Lynch & Co., 6.22%, 09/15/26	210,000	216,398
Mizuho JGB Investment (d) (g), 9.87%, 12/31/49	190,000	201,346
Mizuho Preferred Capital (d) (g), 8.79%, 12/29/49	310,000	324,252
Morgan Stanley, 5.63%, 01/09/12	100,000	101,648
Residential Capital Corp., 6.13%, 11/21/08	315,000	316,561
Residential Capital Corp., 6.38%, 06/30/10	485,000	490,643

		3,357,989

Funeral Services & Related Items (0.0%)
Service Corporation International, 7.38%, 10/01/14	30,000	31,350

Healthcare (0.0%)
HCA, Inc., 9.25%, 11/15/16	10,000	10,713
HCA, Inc., 9.63%, 11/15/16	10,000	10,750

		21,463

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Home Furnishings (0.0%)
Sealy Mattress Co., 8.25%, 06/15/14	$25,000	$26,125

Hotels & Motels (0.0%)
Vail Resorts, Inc., 6.75%, 02/15/14	10,000	10,000

Insurance (0.3%)
Hartford Financial Service Group, 5.25%, 10/15/11	70,000	69,845
Lincoln National Corp., 7.00%, 05/17/16 (i)	95,000	100,689
Metlife, Inc., 6.40%, 12/15/36 (i)	100,000	100,461
Reinsurance Group of America, Inc., 6.75%, 12/15/15 (i)	200,000	199,882
Stingray Pass Through, 5.90%, 01/12/15	180,000	165,625

		636,502

Motion Pictures & Services (0.1%)
Viacom, Inc., 6.25%, 04/30/16	235,000	233,372

Motor Vehicles (0.3%)
Daimler Chrysler NA Holding Corp., 4.75%, 01/15/08	125,000	123,860
Daimler Chrysler NA Holding Corp., 5.88%, 03/15/11	550,000	552,070
TRW Automotive, Inc., 9.38%, 02/15/13	21,000	22,523

		698,453

Music (0.0%)
WMG Holdings Corp., 9.50%, 12/15/14	10,000	8,000

Office Supplies (0.0%)
Acco Brands Corp., 7.63%, 08/15/15	25,000	24,563

Oil & Gas (0.4%)
Chesapeake Energy Corp., 6.50%, 08/15/17	20,000	19,550
Duke Capital Corp., 8.00%, 10/01/19	120,000	139,507
Energy Transfer Partners, 6.63%, 10/15/36	50,000	51,483
Enterprise Production Operations, 5.00%, 03/01/15	175,000	165,011
Enterprise Production Operations, 6.65%, 10/15/34	50,000	50,823
Gazprom International SA, 7.20%, 02/01/20	175,000	184,625
Ras Laffan (d), 5.83%, 09/30/16	250,000	250,735

23

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Sonat, Inc., 7.63%, 07/15/11	$15,000	$15,900

		877,634

Paper & Forest Products (0.0%)
Georgia-Pacific Corp., 7.70%, 06/15/15	25,000	25,469

Pharmaceuticals (0.1%)
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	110,000	106,879

Printing (0.0%)
Quebecor World, Inc., 9.75%, 01/15/15	10,000	10,063

Private Corrections (0.0%)
Corrections Corp. of America, 6.25%, 03/15/13	10,000	9,913

Real Estate (0.2%)
ISTAR Financial, Inc. (d), 5.95%, 10/15/13	345,000	346,738
SocGen Real Estate LLC (d) (g), 7.64%, 12/29/49	90,000	91,391

		438,129

Retail (0.1%)
CVS Lease Pass Through, 6.04%, 12/10/28	125,000	124,482
Home Depot, Inc., 5.88%, 12/16/36	125,000	122,666

		247,148

Special Purpose Entity (1.2%)
ABX Financing Co., 6.35%, 10/15/36	125,000	124,389
Consolidated Communications Holdings, 9.75%, 04/01/12	15,000	16,050
Core Invest Grade Trust, 4.66%, 11/30/07	583,696	578,407
Deutsche Bank NY (d), 5.63%, 01/19/16	205,000	201,459
Fresenius Medical Capital Trust II, 7.88%, 02/01/08	45,000	45,788
Jostens, Inc., 7.63%, 10/01/12	15,000	15,188
Mizuho Capital Investment 1 Ltd. (d) (g), 6.69%, 06/30/46	204,000	205,820
MUFG Capital Finance 1 Ltd. (g), 6.35%, 07/25/49	180,000	182,680

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Special Purpose Entity (continued)
Pricoa Global Funding I (d), 3.90%, 12/15/08	$400,000	$388,720
Resona PFD Global Securities (d), 7.19%, 07/30/15	290,000	302,595
SMFG Preferred Capital, 6.08%, 01/25/17 (g)	215,000	212,521
Westfield Group (d), 5.70%, 10/01/16	205,000	205,770

		2,479,387

Telecommunications (0.5%)
AT&T, Inc., 7.50%, 05/01/07	150,000	150,908
AT&T, Inc., 6.80%, 05/15/36	195,000	207,271
Dobson Cellular Systems, 8.38%, 11/01/11	10,000	10,538
Embarq Corp., 7.08%, 06/01/16	165,000	167,973
Intelsat Bermuda Ltd., 9.25%, 06/15/16	10,000	10,750
Qwest Communications International, 8.87%, 02/15/09	20,000	20,250
Qwest Corp., 8.88%, 03/15/12	5,000	5,569
Rogers Wireless, Inc., 6.38%, 03/01/14	10,000	10,125
Time Warner, Inc., 5.88%, 11/15/16	125,000	124,684
Verizon Global Funding Corp., 5.85%, 09/15/35	225,000	215,493

		923,561

Total Corporate Bonds		15,433,912

SOVEREIGN BONDS (0.5%)
Federal Republic of Brazil, 12.25%, 03/06/30	45,000	74,700
Republic of Argentina, 4.01%, 08/03/12	205,000	148,830
Republic of Peru, 7.35%, 07/21/25	75,000	84,750
Russian Federation, 12.75%, 06/24/28	100,000	180,602
Ukraine Government, 6.58%, 11/21/16	100,000	100,000
Ukraine Government, 6.58%, 11/21/16	170,000	174,675
United Mexican States, 8.00%, 09/24/22	225,000	274,950

Total Sovereign Bonds		1,038,507

24

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (26.8%)
Federal Home Loan Mortgage Corporation (5.4%)
5.13%, 10/15/08	$850,000	$851,089
5.00%, 11/15/28	616,461	612,595
6.75%, 03/15/31	375,000	454,005
6.50%, 09/25/33	407,054	411,095
6.00%, 02/01/35	240,082	241,912
6.50%, 05/15/35	288,468	295,293
5.85%, 11/01/36	750,000	756,482
TBA, 6.00%, 01/01/31	850,000	856,110
TBA, 6.50%, 01/01/32	1,215,000	1,237,402
TBA, 6.50%, 02/01/32	2,505,000	2,550,403
TBA, 5.50%, 01/01/34	2,655,000	2,625,132

		10,891,518

Federal National Mortgage Association (11.0%)
5.25%, 09/15/16	1,290,000	1,313,321
6.63%, 11/15/30	30,000	35,799
6.50%, 10/25/33	381,621	385,608
6.50%, 10/25/33	381,621	385,608
6.50%, 12/25/33	372,589	376,515
6.50%, 12/25/33	311,290	314,673
6.50%, Pool #787555 02/01/35	374,371	381,507
7.00%, Pool #787556 02/01/35	86,435	88,731
7.00%, Pool #842302 09/01/35	312,322	320,619
7.00%, Pool #839151 11/01/35	959,824	985,324
7.00%, Pool #863011 11/01/35	299,013	306,957
7.00%, Pool #844616 12/01/35	887,170	910,740
7.00%, Pool #845114 05/01/36	13,034	13,379
7.00%, Pool #256317 07/01/36	46,639	47,873
7.00%, Pool #745780 08/01/36	311,091	319,356
7.00%, Pool #900965 09/01/36	806,974	828,325
7.00%, Pool #904577 11/01/36	95,743	98,276
7.00%, Pool #256617 02/01/37	504,317	517,660
5.60%, Pool # 908395 12/01/36	450,000	450,896
TBA, 5.50%, 02/25/16	956,000	955,403
TBA, 6.00%, 02/25/16	1,485,000	1,504,955
TBA, 6.00%, 01/01/18	1,265,000	1,282,394
TBA, 5.50%, 01/25/18	1,900,000	1,899,407
TBA, 4.50%, 01/01/19	550,000	530,406
TBA, 7.00%, 01/01/33	600,000	615,750
TBA, 5.00%, 01/01/34	1,976,000	1,907,457
TBA, 5.00%, 02/15/37	5,350,000	5,164,419
TBA, 5.00%, 02/15/37	1,100,000	1,061,843

		23,003,201

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (8.8%)
Americredit Automobile Receivables Trust, Series 04-BM, Class A4, 2.67%, 03/07/11	$497,806	$488,605
Bear Stearns Commercial Mortgage Securities, Series 04-PWR6, Class A4, 4.52%, 11/11/41	260,000	251,398
Bear Stearns Commercial Mortgage Securities, Series 05-PWR7, Class A3, 5.12%, 02/11/41	380,000	374,934
Capital Auto Receivables Asset Trust, Series 06-1, Class A3, 5.03%, 10/15/09	340,000	338,915
Capital One Multi-Asset Execution Trust, Series 03-A4, Class A4, 3.65%, 07/15/11	520,000	507,493
Carmax Auto Owner Trust, Series 05-2, Class A3, 4.21%, 01/15/10	335,000	331,902
Citigroup Commercial Mortgage Trust, Series 06-C4, Class A3, 5.72%, 03/15/49	265,000	273,579
CNH Equipment Trust, Series 05-B, Class A3, 4.27%, 01/15/10	125,000	123,643
Countrywide Alternative Loan Trust, Series 04-28CB, Class 3A1, 6.00%, 01/25/35	626,070	626,070
Countrywide Alternative Loan Trust, Series 06-12CB, Class A6, 6.00%, 05/25/36	466,769	465,870
Countrywide Alternative Loan Trust, Series 06-23CB, Class 2A1, 6.50%, 08/25/36	509,913	513,237
Countrywide Alternative Loan Trust, Series 06-31CB, Class A15, 6.00%, 11/25/36	409,946	407,962
Countrywide Alternative Loan Trust, Series 06-41CB, Class 2A12, 6.00%, 12/25/36	578,048	577,986
Countrywide Alternative Loan Trust, Series 06-J5, Class 1A1, 6.50%, 09/25/36	773,047	782,117
Countrywide Asset-Backed Certificates, Series 03-5, Class MF1, 5.41%, 01/25/34	180,000	179,166

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
Credit Suisse Mortgage Capital Certificates, Series 06-C3, Class A3, 5.83%, 06/15/38	$400,000	$415,901
CS First Boston Mortgage Securities Corp., Series 01-CK1, Class A3, 6.38%, 12/18/35	270,000	279,679
CS First Boston Mortgage Securities Corp., Series 03-29, Class 7A1, 6.50%, 12/25/33	101,708	102,933
CS First Boston Mortgage Securities Corp., Series 03-C4, Class A4, 5.14%, 08/15/36	480,000	475,843
Fannie Mae, Series 06-78, Class BC, 6.50%, 01/25/34	322,229	325,749
First Horizion Alternative Mortgage Securities, 6.00%, 08/25/36	553,476	552,301
Ford Credit Auto Owner Trust, Series 06-B, Class A3, 5.28%, 10/15/10	875,000	875,601
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3, 4.34%, 06/10/36	1,185,000	1,164,462
Greenwich Capital Commerical Funding Corp., Series 05-GG3, Class A4, 4.80%, 08/10/42	285,000	275,548
Household Automotive Trust, Series 03-2, Class A4, 3.02%, 12/17/10	266,663	262,843
Indymac Index Mortgage Loan Trust, Series 04-AR7, Class A1, 5.79%, 09/25/34	194,761	196,131
LB-UBS Commercial Mortgage Trust, Series 05-C1, Class A4, 4.74%, 02/15/30	485,000	467,191
LB-UBS Commercial Mortgage Trust, Series 06-C1, Class A4, 5.16%, 02/15/31	250,000	246,972
LB-UBS Commercial Mortgage Trust, Series 06-C4, Class A4, 5.86%, 06/15/38	190,000	198,740
MBNA Credit Card Master Note Trust, Series 03-A1, Class A1, 3.30%, 07/15/10	485,000	474,808

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
Merrill Lynch Mortgage Trust, Series 06-C1, Class A4, 5.84%, 05/12/39	$120,000	$123,488
Morgan Stanley Capital I, Series 04-HQ3, Class A2, 4.05%, 01/13/41	390,000	378,549
Morgan Stanley Capital I, Series 05, Class IQ9, 4.70%, 01/15/07 (i)	265,000	254,408
Morgan Stanley Dean Witter Capital I, Series 03-HQ2, Class A2, 4.92%, 03/12/35	250,000	245,096
Onyx Acceptance Auto Trust, Series 03-D, Class A4, 3.20%, 03/15/10	81,287	80,300
Onyx Acceptance Auto Trust, Series 04-C, Class A4, 3.50%, 12/15/11	370,000	364,542
PSE&G Transition Funding LLC, Series 01-1, Class A6, 6.61%, 06/15/15	240,000	256,800
Residential Accredit Loans, Inc., Series 06-QS11, Class 1A1, 6.50%, 08/25/36	605,989	612,716
Residential Accredit Loans, Inc., Series 06-QS6, Class 1A2, 6.00%, 06/25/36	354,148	353,397
Residential Asset Securities Corp., Series 02-KS4, Class AIIB, 5.60%, 07/25/32	18,032	18,034
Residential Asset Securities Corp., Series 03-KS5, Class AIIB, 5.64%, 07/25/33	28,535	28,542
Residential Asset Securitization Trust, Series 06-A2, Class A3, 6.00%, 05/25/36	399,109	398,901
Special Underwriting & Residential Finance, Series 06-BC2, Class A2B, 5.57%, 02/25/37	750,000	748,008
Triad Auto Receivables Owner Trust, Series 03-B, Class A4, 3.20%, 12/13/10	171,034	168,115
Volkswagen Auto Loan Enhanced Trust, Series 03-2, Class A4, 2.94%, 03/22/10	211,275	208,439

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
Wachovia Asset Securitization, Inc., Series 03-HE2, Class AII1, 5.61%, 07/25/33	$82,301	$82,493
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4, 5.308%, 11/15/48	260,000	258,568
Wachovia Bank Commerical Mortgage Trust, Series 06-C26, Class A3, 6.01%, 06/15/45	265,000	277,615
Wmalt Mortgage Pass-Through Certificates, Series 06-5, Class 2CB1, 6.00%, 07/25/36	366,645	365,689

		17,781,279

Government National Mortgage Association (1.6%)
TBA, 5.50%, 01/01/34	815,000	810,925
TBA, 6.00%, 01/22/33	1,730,000	1,753,788
TBA, 6.50%, 01/15/31	650,000	666,657

		3,231,370

Total Mortgage-Backed Securities		54,907,368

U.S. GOVERNMENT OBLIGATIONS (1.1%)
U.S Treasury Inflation Indexed Obligations (0.1%)
2.50%, 07/15/16	265,000	266,722

U.S. Treasury Bills (0.0%)
5.06%, 03/08/07 (h)	40,000	39,655

U.S. Treasury Bonds (0.4%)
4.50%, 02/15/36	600,000	570,563
8.88%, 02/15/19 (c)	200,000	273,469

		844,032

U.S. Treasury Notes (0.6%)
3.63%, 06/30/07	25,000	24,832
4.25%, 11/30/07	25,000	24,828
4.63%, 02/29/08	560,000	557,638
4.13%, 05/15/15 (c)	175,000	168,034
4.63%, 11/15/16	405,000	402,342

		1,177,674

Total U.S. Government Obligations		2,328,083

	Contracts	Value

OPTIONS PURCHASED (0.0%)
Federal Funds Put Option, expiring January 2007 (strike price 94.75)	12	$125
Federal Funds Call Option, expiring February 2007 (strike price 94.75)	13	677
Federal Funds Put Option, expiring February 2007 (strike price 94.75)	11	115
Federal Funds Call Option, expiring April 2007 (strike price 95.00)	4	83
Federal Funds Put Option, expiring April 2007 (strike price 94.75)	20	1,041
Federal Funds Put Option, expiring December 2007 (strike price 94.75)	11	115

Total Options Purchased		2,156

Total Investments (Cost $209,969,380) (a) — 112.6%		228,353,159
Liabilities in excess of other assets — (12.6)%		(25,614,916)

NET ASSETS — 100.0%		$202,738,243

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Pledged as collateral for futures.

(d)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

(e)	Bond in default.

(f)	Fair Valued Security.

(g)	Securities with perpetual maturity. First call date disclosed.

(h)	The rate reflected on the Statement of Investments is the effective yield as of December 31, 2006.

(i)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect as of December 31, 2006. The maturity date represents the actual maturity date.

TBA	To Be Announced

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Statement of Investments — December 31, 2006 (continued)

At December 31, 2006, the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
10	Lif Long Gilt Future	03/30/07	$2,116,875	$(29,603)
32	U.S. 5 yr. Treasury Future	03/30/07	3,362,000	(7,590)
28	U.S. Long Bond Future	03/30/07	3,120,250	(56,807)
49	DJ Euro STOXX 50 Future	03/30/07	2,688,555	51,618
1	S&P ASX 200 Index Future	03/30/07	111,381	1,154
4	FTSE 100 Future	03/30/07	486,766	2,152
6	Hang Seng Index Future	01/31/07	772,131	14,714
81	U.S. 2 yr. Note Future	03/30/07	16,526,531	(60,196)
1	Euro Bond Future	03/30/07	143,632	(411)
			$29,328,121	$(84,969)

Number of Contracts	Short Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
2	10 yr. SWAP Future	03/19/07	$(212,656)	$2,375
8	U.S. 10 yr. Treasury Future	03/30/07	(859,750)	8,978
5	Russell 2000 Future	03/30/07	(1,987,250)	9,426
14	Euro Bond Future	03/30/07	(2,144,081)	52,006
3	Topix Index Future	03/30/07	(424,195)	(20,860)
1	S&P Emini Future	03/16/07	(71,420)	(50)
			$(5,699,352)	$51,875

At December 31, 2006, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

Currency	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australia Dollar	02/09/07	271,441	$214,498	$213,953	$545
Swiss Franc	02/09/07	460,612	389,145	379,548	9,597
Euro	02/09/07	2,259,838	2,983,127	2,988,599	(5,472)
British Pound	02/09/07	695,154	1,378,684	1,361,204	17,480
Hong Kong Dollar	02/09/07	1,086,143	140,017	139,884	133
Japanese Yen	02/09/07	239,935,257	2,084,026	2,027,359	56,667
Norwegian Krone	02/09/07	1,123,554	183,593	180,629	2,964
Swedish Krone	02/09/07	987,252	146,292	144,690	1,602
Sinapore Dollar	02/09/07	226,469	146,618	148,029	(1,411)
Total Short Contracts			$7,666,000	$7,583,895	$82,105
Long Contracts:
Australia Dollar	02/09/07	1,067,826	$815,349	$841,674	$26,325
Swiss Franc	02/09/07	822,310	677,504	677,592	88
Euro	02/09/07	1,944,973	2,566,178	2,572,195	6,017
British Pound	02/09/07	695,154	1,342,363	1,361,204	18,841
Japanese Yen	02/09/07	186,107,852	1,614,006	1,572,539	(41,467)
Swedish Krone	02/09/07	4,381,275	633,746	642,113	8,367
Singapore Dollar	02/09/07	226,469	147,338	148,029	691
Total Long Contracts			$7,796,484	$7,815,346	$18,862

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Statement of Investments — December 31, 2006 (continued)

The following is a summary of written option activity for the year ended December 31, 2006, by the Fund (Dollar amounts in thousands):

Call Options	To Contract	Premiums Received
Balance at beginning of period	0	$—
Options written	570	187
Options closed	(319)	(163)
Options expired	(249)	(23)

Options outstanding at end of period	2	$1

At December 31, 2006, the Fund had the following outstanding written options:

WRITTEN OPTION CONTRACTS

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Premiums Received	Value	Unrealized Appreciation (Depreciation)
Fed Funds Option	Put	April 2007	94.94	2	$1,453	$1,417	$(36)
Net Unrealized Appreciation on Written Option Contracts							$(36)

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $209,969,380)	$228,353,159
Cash	71,531
Interest and dividends receivable	373,664
Receivable for capital shares issued	4,368
Receivable for investments sold	23,764,210
Unrealized appreciation on futures contracts	70,771
Unrealized appreciation on forward foreign currency contracts	177,981
Reclaims receivable	6,344
Prepaid expenses	829

Total Assets	252,822,857

Liabilities:
Call options written, at value (premiums received $1,453)	1,417
Foreign currencies, at value (cost $4,219)	4,246
Payable for variation margin on futures contracts	1,841
Payable for investments purchased	49,748,316
Unrealized depreciation on forward foreign currency contracts	77,014
Payable for capital shares redeemed	59,472
Accrued expenses and other payables:
Investment advisory fees	125,827
Fund administration and transfer agent fees	9,212
Administrative servicing fees	30,338
Compliance program fees (Note 3)	1,922
Other	25,009

Total Liabilities	50,084,614

Net Assets	$202,738,243

Represented by:
Capital	$179,554,984
Accumulated net investment income (loss)	57,107
Accumulated net realized gains (losses) from investment, futures, options and foreign currency transactions	4,674,454
Net unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	18,451,698

Net Assets	$202,738,243

Net Assets:
Class I Shares	$154,930,846
Class IV Shares	47,807,397

Total	$202,738,243

Shares outstanding (unlimited number of shares authorized):
Class I Shares	14,083,531
Class IV Shares	4,345,362

Total	18,428,893

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$11.00
Class IV Shares	$11.00
*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$4,207,841
Dividend income (net of foreign withholding tax of $63,938)	2,684,291

Total Income	6,892,132

Expenses:
Investment advisory fees	1,544,502
Fund administration and transfer agent fees	183,179
Administrative servicing fees Class I Shares	270,062
Administrative servicing fees Class IV Shares	73,906
Trustee fees	8,474
Compliance program fees (Note 3)	4,063
Other	75,334

Total expenses before reimbursed expenses and earnings credit	2,159,520
Expenses reimbursed	(16,988)
Earnings credit (Note 5)	(2,167)

Net Expenses	2,140,365

Net Investment Income (Loss)	4,751,767

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	11,279,782
Net realized gains (losses) on futures transactions	(311,954)
Net realized gains (losses) on options transactions	(67,114)
Net realized gains (losses) on foreign currency transactions	79,438

Net realized gains (losses) on investment, futures, options, and foreign currency transactions	10,980,152
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	8,226,471

Net realized/unrealized gains (losses) on investments, futures, options, and foreign currencies	19,206,623

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,958,390

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$4,751,767	$4,623,170
Net realized gains (losses) on investment, futures, options and foreign currency transactions	10,980,152	14,932,975
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denomintated in foreign currencies	8,226,471	(13,608,174)

Change in net assets resulting from operations	23,958,390	5,947,971

Distributions to Class I shareholders from:
Net investment income	(3,718,752)	(3,659,435)
Distributions to Class IV shareholders from:
Net investment income	(1,110,742)	(1,015,674)

Change in net assets from shareholder distributions	(4,829,494)	(4,675,109)

Change in net assets from capital transactions	(42,763,019)	(15,193,383)

Change in net assets	(23,634,123)	(13,920,521)
Net Assets:
Beginning of period	226,372,366	240,292,887

End of period	$202,738,243	$226,372,366

Accumulated net investment income (loss) at end of period	$57,107	$(12,754)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,957,239	$14,520,328
Dividends reinvested	3,718,752	3,659,435
Cost of shares redeemed	(49,098,573)	(29,871,913)

	(38,422,582)	(11,692,150)

Class IV Shares
Proceeds from shares issued	1,636,045	1,984,880
Dividends reinvested	1,110,742	1,015,674
Cost of shares redeemed	(7,087,224)	(6,501,787)

	(4,340,437)	(3,501,233)

Change in net assets from capital transactions	$(42,763,019)	$(15,193,383)

SHARE TRANSACTIONS:
Class I Shares
Issued	671,394	1,467,988
Reinvested	356,176	369,490
Redeemed	(4,746,078)	(3,005,670)

	(3,718,508)	(1,168,192)

Class IV Shares
Issued	156,782	199,890
Reinvested	106,328	102,530
Redeemed	(682,448)	(655,691)

	(419,338)	(353,271)

Total change in shares	(4,137,846)	(1,521,463)

See notes to financial statements.

31

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FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

J.P. Morgan GVIT Balanced Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$9.40	0.19	(1.34)	(1.15)	(0.19)	(0.19)	$8.06	(12.31%	)	$147,289	0.99%		2.22%		1.00%		2.21%		297.08%
Year Ended December 31, 2003	$8.06	0.15	1.32	1.47	(0.15)	(0.15)	$9.38	18.41%		$182,056	0.98%		1.80%		(f	)	(f	)	310.16%
Year Ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)	(0.19)	$9.98	8.49%		$189,232	0.98%		1.96%		(f	)	(f	)	293.17%
Year Ended December 31, 2005	$9.98	0.20	0.05	0.25	(0.20)	(0.20)	$10.03	2.54%		$178,569	0.99%		1.97%		(f	)	(f	)	328.26%
Year Ended December 31, 2006	$10.03	0.24	0.97	1.21	(0.24)	(0.24)	$11.00	12.25%		$154,931	1.01%		2.22%		(f	)	(f	)	312.59%

Class IV Shares
Period Ended December 31, 2003 (c)	$8.23	0.11	1.16	1.27	(0.12)	(0.12)	$9.38	15.47%	(d)	$50,811	0.91%	(e)	1.79%	(e)	0.96%	(e)	1.74%	(e)	310.16%
Year Ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)	(0.19)	$9.98	8.54%		$51,061	0.91%		2.02%		0.98%		1.95%		293.17%
Year Ended December 31, 2005	$9.98	0.21	0.05	0.26	(0.21)	(0.21)	$10.03	2.62%		$47,803	0.91%		2.05%		0.99%		1.96%		328.26%
Year Ended December 31, 2006	$10.03	0.24	0.98	1.22	(0.25)	(0.25)	$11.00	12.30%		$47,807	0.97%		2.26%		1.01%		2.22%		312.59%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)	Not annualized.

(e)	Annualized.

(f)	There were no fee waivers/reimbursements during the period.

See notes to financial statements.

32

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the J.P. Morgan GVIT Balanced Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation

33

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these

34

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

35

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. JPMorgan Investment Management, Inc. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $100 million	0.75%
$100 million or more	0.70%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $690,501 for the year ended December 31, 2006.

Prior to May 1, 2006, GMF and the Fund had entered into a written contract (“Expense Limitation Agreement”) that limited operating expenses (excluding certain Fund expenses including, but not limited to taxes, interest, brokerage commissions, short-sale dividend expenses) from exceeding 0.91% for the Fund’s Class IV shares. GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2006, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
$32,438	$41,390	$16,988

36

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $293,992 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $4,063.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $661,325,310 and sales of $653,745,655.

For the year ended December 31, 2006, the Fund had purchases of $514,168,234 and sales of $513,036,715 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the

37

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$4,829,494	$—	$4,829,494	$—	$4,829,494
2005	4,675,109	—	4,675,109	—	4,675,109

38

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,529,792	$3,939,869	$5,469,661	$—	$—	$17,713,598	$23,183,259

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$210,712,213	$19,468,795	$(1,827,849)	$17,640,946

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

39

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan GVIT Balanced Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

40

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 30% of income dividends that qualify for the dividends received deduction available to corporations.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

43

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

44

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

45

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

46

Gartmore GVIT Mid Cap Growth Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GMCG (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Mid Cap Growth Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Mid Cap Growth Fund (Class I at NAV) returned 9.91% versus 10.66% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 144 funds as of Dec. 31, 2006) was 8.65%.

During the reporting period, the equity markets oscillated between higher and lower volatility, with the beginning and ending periods of 2006 proving to be less volatile, encouraging rallies. The strength of these rallies led to solid returns for most of the equity benchmarks. Key factors in this performance included the availability of credit, subdued inflation and a broad decline in commodity prices. The availability of credit led to continued merger-and-acquisition (M&A) activity, driven mostly by private equity firms. Concurrently, tame inflation and declining commodity prices helped companies to contain costs, prompting economists to increase their estimates for corporate profits.

Despite our uncompromising focus on managing individual stock risk in the portfolio and investing in companies with low debt and consistent earnings growth, trading at attractive valuations, the Fund underperformed its benchmark during the reporting period. This underperformance was due largely to the strong performance of companies with high debt levels and less consistent earnings growth. In addition, investors displayed a preference for deep cyclical and commodity oriented stocks; which significantly outperformed the broader index. Detractors from Fund performance during the reporting period were Diodes Inc. (semiconductor equipment), TD Ameritrade Holding Corp. (brokerage services) and East West Bancorp, Inc. (retail banking). Diodes was hurt by slowing end-markets, while TD Ameritrade felt the impact of concerns that competition would hurt profits. We liquidated the Fund’s position in East West Bancorp due to the adverse effect of an inverted yield curve on the bank’s financial results.

Top contributors to Fund performance during the reporting period included Intercontinental Exchange, Inc. (brokerage services), ResMed Inc. (health care) and J. Crew Group, Inc. (retailer). Intercontinental Exchange benefited from an announced merger with the New York Board of Trade. ResMed and J. Crew gained due to the introduction of new products and brand popularity, respectively; these companies continued to win new customers and expand existing relationships.

As of the close of the reporting period, the Fund was underweight in energy (dominated by value stocks), health care (unattractive valuations) and consumer staples (unattractive fundamentals). The Fund was overweight in technology, financials and materials, because those sectors possessed the most attractive fundamentals and valuations. The Fund’s largest individual positions at Dec. 31, 2006 were ResMed (medical products and services), XTO Energy Inc. (energy) and Office Depot, Inc. (retail); no position accounted for more than 2.5% of the total portfolio.

Our 2007 outlook for the mid-capitalization market remains encouraging. After the strong performance seen in the fourth quarter of 2006, however, we anticipate an early pullback in mid-cap stocks; such a scenario could provide an opportunity to build new positions. In addition, economists widely expect U.S. economic growth to accelerate in the second half of the year. This factor, if realized, would contribute to improving fundamentals for stocks overall. Finally, the availability of credit, if sustained, should lead to continued M&A activity by financial and strategic buyers, which we believe would benefit the equity markets.

Portfolio Manager: Robert D. Glise

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3

Gartmore GVIT Mid Cap Growth Fund

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation, (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

In connection with the transactions proposed pursuant to the Purchase Agreement, the Board of Trustees of the Trust has approved the appointment of NorthPointe Capital LLC (“NorthPointe”), an affiliate of GMFCT, as the subadviser to the Gartmore GVIT Mid Cap Growth Fund. The portfolio management team that manages this Fund currently on behalf of GMFCT is also employed by NorthPointe. The new subadvisory agreement with NorthPointe is subject to the approval of the Fund’s respective Shareholders.

4

Fund Performance	Gartmore GVIT Mid Cap Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years
Class I2	9.91%	8.42%	11.75%
Class II2	9.65%	8.24%	11.28%
Class III[2]	9.93%	8.45%	11.77%
Class IV3	9.93%	8.45%	11.77%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	These returns until April 28, 2003 are based on the performance of the Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio’s assets by the Fund and restatement of the performance of Class I, Class II and Class III shares. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class I, Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
3	The Fund’s predecessor, Market Street Mid Cap Growth Portfolio (the “Portfolio”), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth Fund) acquired all of the assets, subject to stated liabilities, of the Portfolio. As a result, the performance of the Gartmore GVIT Mid Cap Growth Fund was restated to reflect the performance of the Portfolio because the Portfolio was the survivor for performance purposes. The performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the Gartmore GVIT Mid Cap Growth Fund, Russell Midcap Growth Index (Russell Midcap Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies that measures the performance of the stocks of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Mid Cap Growth Fund
Class I	Actual		$1,000.00	$1,060.40	$5.19	1.00%
	Hypothetical	[1]	$1,000.00	$1,020.16	$5.10	1.00%
Class II	Actual		$1,000.00	$1,059.60	$6.33	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%
Class III	Actual		$1,000.00	$1,060.70	$5.19	1.00%
	Hypothetical	[1]	$1,000.00	$1,020.16	$5.10	1.00%
Class IV	Actual		$1,000.00	$1,060.70	$4.93	0.95%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.85	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Mid Cap Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.6%
Repurchase Agreements	8.8%
Other Investments*	20.4%
Liabilities in excess of other assets**	-27.8%

100.0%

Top Holdings***
ResMed, Inc.	2.3%
XTO Energy, Inc.	2.1%
Office Depot, Inc.	2.0%
Alliance Data Systems Corp.	1.9%
Network Appliance, Inc.	1.9%
NII Holdings, Inc.	1.8%
W.R. Berkley Corp.	1.7%
Thermo Fisher Scientific, Inc.	1.7%
Logitech International	1.6%
Amdocs Ltd.	1.6%
Other	81.4%

100.0%

Top Industries
Computer Software & Services	10.3%
Retail	8.8%
Financial Services	7.6%
Semiconductors	7.6%
Oil & Gas	7.1%
Medical Products & Services	6.7%
Consumer & Commercial Services	6.1%
Telecommunications	5.7%
Consumer Products	5.6%
Healthcare	4.4%
Other	30.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (98.6%)
Aerospace & Defense (1.0%)
L-3 Communications Holdings, Inc.	43,700	$3,573,786

Auction Houses & Art Dealers (0.9%)
Ritchie Brothers Auctioneers, Inc.	57,760	3,092,470

Audio & Video Products (1.6%)
Harman International Industries	55,500	5,545,005

Business Services (2.4%)
Corporate Executive Board Co. (The)	48,700	4,270,990
SAIC, Inc. (b)	226,800	4,034,772

		8,305,762

Computer Software & Services (10.3%)
Akamai Technologies, Inc. (b)	54,100	2,873,792
F5 Networks, Inc. (b)	64,700	4,801,387
Factset Research Systems, Inc. (c)	76,750	4,334,840
Intuit, Inc. (b)	109,100	3,328,641
Logitech International (b) (c)	197,100	5,635,089
MICROS Systems, Inc. (b)	81,200	4,279,240
Network Appliance, Inc. (b)	164,000	6,441,920
Satyam Computer Services Ltd. ADR - IN	169,800	4,076,898

		35,771,807

Construction (4.1%)
Beacon Roofing Supply, Inc. (b) (c)	179,100	3,370,662
D.R. Horton, Inc. (c)	104,633	2,771,728
Florida Rock Industries, Inc.	85,200	3,667,860
Pool Corp. (c)	108,500	4,249,945

		14,060,195

Consumer & Commercial Services (6.1%)
Alliance Data Systems Corp. (b)	106,100	6,628,067
American Reprographics Co. (b) (c)	142,900	4,759,999
Dun & Bradstreet Corp. (b)	55,100	4,561,729
Heartland Payment Systems, Inc. (c)	174,000	4,915,500

		20,865,295

Consumer Products (5.6%)
Ecolab, Inc.	90,900	4,108,680
Fortune Brands, Inc.	44,100	3,765,699
Gildan Activewear, Inc., Class A (b) (c)	71,100	3,315,393

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer Products (continued)
Jarden Corp. (b) (c)	117,350	$4,082,607
Nutri/System, Inc. (b) (c)	65,200	4,133,028

		19,405,407

Electronics (2.0%)
FLIR Systems, Inc. (b) (c)	123,300	3,924,639
Jabil Circuit, Inc.	114,300	2,806,065

		6,730,704

Energy (1.4%)
Headwaters, Inc. (b) (c)	201,900	4,837,524

Financial Services (7.6%)
Affiliated Managers Group, Inc. (b)	33,300	3,500,829
Chicago Mercantile Exchange Holdings, Inc.	6,300	3,211,425
GFI Group, Inc. (b)	37,000	2,303,620
Intercontinental Exchange, Inc. (b)	50,760	5,477,004
Investors Financial Services Corp. (c)	44,600	1,903,082
SEI Investments Co.	89,700	5,342,532
TD Ameritrade Holding Corp. (b)	271,400	4,391,252

		26,129,744

Gaming & Leisure (2.3%)
Penn National Gaming, Inc. (b)	117,200	4,877,864
Shuffle Master, Inc. (b)	111,700	2,926,540

		7,804,404

Healthcare (4.4%)
Express Scripts, Inc. (b)	76,400	5,470,240
Patterson Cos., Inc. (b) (c)	117,400	4,168,874
St. Jude Medical, Inc. (b)	146,200	5,345,072

		14,984,186

Instruments (3.1%)
Thermo Fisher Scientific, Inc. (b)	129,800	5,878,642
Waters Corp. (b)	94,200	4,612,974

		10,491,616

Insurance (2.9%)
Brown & Brown, Inc.	139,800	3,943,758
W.R. Berkley Corp.	173,100	5,973,681

		9,917,439

Machinery (0.9%)
Graco, Inc.	82,100	3,252,802

8

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GARTMORE GVIT MID CAP GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Manufacturing (1.9%)
Actuant Corp., Class A	65,700	$3,130,605
Oshkosh Truck Corp.	73,600	3,563,712

		6,694,317

Medical Products & Services (6.7%)
Intuitive Surgical, Inc. (b)	37,800	3,625,020
QIAGEN N.V. (b) (c)	232,000	3,510,160
ResMed, Inc. (b) (c)	161,000	7,924,420
Varian Medical Systems, Inc. (b)	93,700	4,457,309
VCA Antech, Inc. (b)	110,000	3,540,900

		23,057,809

Oil & Gas (7.1%)
EOG Resources, Inc.	50,900	3,178,705
Patterson-UTI Energy, Inc.	176,900	4,109,387
TETRA Technologies, Inc. (b)	204,100	5,220,878
World Fuel Services Corp. (c)	108,300	4,815,018
XTO Energy, Inc.	152,230	7,162,422

		24,486,410

Pharmaceuticals (1.2%)
Barr Pharmaceuticals, Inc. (b)	85,200	4,270,224

Retail (8.8%)
Abercrombie & Fitch Co.	62,700	4,365,801
Bed, Bath & Beyond, Inc. (b)	107,400	4,091,940
Coach, Inc. (b)	121,100	5,202,456
Copart, Inc. (b)	115,100	3,453,000
J Crew Group, Inc. (b) (c)	88,690	3,419,000
Office Depot, Inc. (b)	175,800	6,710,286
Williams Sonoma, Inc.	96,200	3,024,528

		30,267,011

Semiconductors (7.6%)
Diodes, Inc. (b) (c)	93,415	3,314,364
Marvel Technology Group Ltd. (b)	225,900	4,335,021
MEMC Electronic Materials, Inc. (b)	121,800	4,767,252
Microchip Technology, Inc.	125,900	4,116,930
QLogic Corp. (b)	197,400	4,327,008
Tessera Technologies, Inc. (b) (c)	130,501	5,264,410

		26,124,985

Telecommunications (5.7%)
Amdocs Ltd. (b)	145,100	5,622,625
Comverse Technology, Inc. (b)	204,300	4,312,773
Neustar, Inc. (b) (c)	99,800	3,237,512
NII Holdings, Inc. (b) (c)	98,100	6,321,564

		19,494,474

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Transportation (1.8%)
American Commercial Lines, Inc. (b)	69,014	$4,521,107
Expeditors International of Washington, Inc.	37,300	1,510,650

		6,031,757

Waste Disposal (1.2%)
Stericycle, Inc. (b)	52,500	3,963,750

Total Common Stocks		339,158,883

REPURCHASE AGREEMENTS (8.8%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $30,319,097, collateralized by U.S. Government Agency Mortgages with a market value of $30,907,621	$30,301,589	30,301,589

Total Repurchase Agreements		30,301,589

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (20.4%)
American Express Credit Corp. Medium Term Note, 5.35%, 06/12/07 (d)	$1,000,000	1,000,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $5,539,299, Collateralized by U.S. Government Agency Mortgages with a market value of $5,646,748	5,536,027	5,536,027
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (d)	15,000,000	15,000,000
Deutsche Bank Financial Medium Term Note, 5.44%, 01/12/07 (d)	3,000,000	3,000,000
Islandsbank Home Finance Corp. Medium Term Note, 5.42%, 03/22/07 (d)	5,000,000	5,000,000
Morgan Stanley Master Note, 5.49%, 01/29/08 (d)	5,000,000	5,000,000

9

GARTMORE VARIABLE INSURANCE TRUST

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Northern Rock PLC Medium Term Note, 5.44%, 12/24/07 (d)	14,000,000	14,000,000
Protective Life Insurance Co. Funding Agreement, 5.50%, 01/29/08 (d)	10,000,000	10,000,000
Tango Finance Corp. Medium Term Note, 5.39%, 10/15/07 (d)	1,999,610	1,999,610
Wachovia Bank N.A. Bank Note, 5.37%, 10/02/08 (d)	3,000,000	3,000,000
Washington Mutual Bank Domestic Certificate of Deposit, 5.32%, 02/20/07	6,500,000	6,500,000

Total Short-Term Securities Held as Collateral for Securities on Loan		70,035,637

Total Investments (Cost $389,641,916) (a) — 127.8%		439,496,109
Liabilities in excess of other assets — (27.8)%		(95,726,081)

NET ASSETS — 100.0%		$343,770,028

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depositary Receipt

IN	India

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $353,804,300)*	$403,658,493
Repurchase agreements, at cost and value	35,837,616

Total Investments	439,496,109

Interest and dividends receivable	185,953
Receivable for capital shares issued	671,368
Prepaid expenses	800

Total Assets	440,354,230

Liabilities:
Payable for investments purchased	26,205,821
Payable for capital shares redeemed	36,961
Payable upon return of securities loaned	70,035,637
Accrued expenses and other payables:
Investment advisory fees	193,937
Fund administration and transfer agent fees	15,767
Distribution fees	25,422
Administrative servicing fees	40,876
Compliance program fees (Note 3)	2,922
Other	26,859

Total Liabilities	96,584,202

Net Assets	$343,770,028

Represented by:
Capital	$390,918,377
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investments	(97,002,542)
Net unrealized appreciation (depreciation) on investments	49,854,193

Net Assets	$343,770,028

Net Assets:
Class I Shares	$124,091,402
Class II Shares	125,646,915
Class III Shares	1,325,151
Class IV Shares	92,706,560

Total	$343,770,028

Shares outstanding (unlimited number of shares authorized):
Class I Shares	4,158,280
Class II Shares	4,235,223
Class III Shares	44,353
Class IV Shares	3,102,277

Total	11,540,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$29.84
Class II Shares	$29.67
Class III Shares	$29.88
Class IV Shares	$29.88

*	Includes value of securities on loan of $68,182,463.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$562,922
Dividend income	1,913,172
Income from securities lending	331,696

Total Income	2,807,790

Expenses:
Investment advisory fees	2,149,150
Fund administration and transfer agent fees	190,734
Distribution fees Class II Shares	162,639
Administrative servicing fees Class I Shares	198,292
Administrative servicing fees Class II Shares	94,440
Administrative servicing fees Class III Shares	2,192
Administrative servicing fees Class IV Shares	142,678
Trustee fees	9,685
Compliance program fees (Note 3)	5,840
Other	89,238

Total expenses before reimbursed expenses or earnings credit	3,044,888
Expenses reimbursed	(27,983)
Earnings credit (Note 6)	(5,804)

Net Expenses	3,011,101

Net Investment Income (Loss)	(203,311)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	32,776,759
Net change in unrealized appreciation/depreciation on investments	(5,885,274)

Net realized/unrealized gains (losses) on investments	26,891,485

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,688,174

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$(203,311)	$(1,122,131)
Net realized gains (losses) on investment transactions	32,776,759	21,483,712
Net change in unrealized appreciation/depreciation on investments	(5,885,274)	1,009,545

Change in net assets resulting from operations	26,688,174	21,371,126

Change in net assets from capital transactions	59,514,054	(24,426,694)

Change in net assets	86,202,228	(3,055,568)
Net Assets:
Beginning of period	257,567,800	260,623,368

End of period	$343,770,028	$257,567,800

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$21,477,197	$29,092,365
Cost of shares redeemed(a)	(43,213,316)	(55,193,118)

	(21,736,119)	(26,100,753)

Class II Shares
Proceeds from shares issued	97,680,163	14,803,430
Cost of shares redeemed(a)	(4,721,957)	(3,915,587)

	92,958,206	10,887,843

Class III Shares
Proceeds from shares issued	222,722	691,702
Cost of shares redeemed(a)	(412,205)	(590,368)

	(189,483)	101,334

Class IV Shares
Proceeds from shares issued	3,926,625	4,534,590
Cost of shares redeemed(a)	(15,445,175)	(13,849,708)

	(11,518,550)	(9,315,118)

Change in net assets from capital transactions	$59,514,054	$(24,426,694)

SHARE TRANSACTIONS:
Class I Shares
Issued	743,788	1,144,146
Redeemed	(1,524,436)	(2,240,933)

	(780,648)	(1,096,787)

Class II Shares
Issued	3,410,340	574,663
Redeemed	(166,524)	(160,673)

	3,243,816	413,990

Class III Shares
Issued	7,716	27,362
Redeemed	(14,563)	(24,190)

	(6,847)	3,172

Class IV Shares
Issued	136,419	179,589
Redeemed	(538,803)	(547,483)

	(402,384)	(367,894)

Total change in shares	2,053,937	(1,047,519)

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Mid Cap Growth Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2003(c)	$16.53	(0.07)	4.99	4.92	—	—	$21.45	29.76	%(e)	$137,837	0.98	%(f)	(0.49	%)(f)	(g)	(g)	109.73%
Year Ended December 31, 2004	$21.45	(0.11)	3.40	3.29	—	—	$24.74	15.34%		$149,324	0.98%		(0.51%)		(g)	(g)	90.14%
Year Ended December 31, 2005	$24.74	(0.13)	2.54	2.41	—	—	$27.15	9.74%		$134,094	1.01%		(0.48%)		(g)	(g)	56.01%
Year Ended December 31, 2006	$27.15	— (h)	2.69	2.69	—	—	$29.84	9.91%		$124,091	0.98%		0.00%		(g)	(g)	65.88%

Class II Shares
Period Ended December 31, 2003(c)	$16.77	(0.03)	4.69	4.66	—	—	$21.43	27.79	%(e)	$2,388	1.17	%(f)	(0.64	%)(f)	(g)	(g)	109.73%
Year Ended December 31, 2004	$21.43	(0.09)	3.35	3.26	—	—	$24.69	15.21%		$14,256	1.08%		(0.61%)		(g)	(g)	90.14%
Year Ended December 31, 2005	$24.69	(0.11)	2.48	2.37	—	—	$27.06	9.60%		$26,825	1.16%		(0.63%)		(g)	(g)	56.01%
Year Ended December 31, 2006	$27.06	(0.06)	2.67	2.61	—	—	$29.67	9.65%		$125,647	1.23%		(0.37%)		(g)	(g)	65.88%

Class III Shares
Period Ended December 31, 2003(c)	$16.53	(0.03)	4.98	4.95	—	—	$21.48	29.95	%(e)	$628	0.98	%(f)	(0.48	%)(f)	(g)	(g)	109.73%
Year Ended December 31, 2004	$21.48	(0.10)	3.39	3.29	—	—	$24.77	15.32%		$1,190	0.98%		(0.50%)		(g)	(g)	90.14%
Year Ended December 31, 2005	$24.77	(0.11)	2.52	2.41	—	—	$27.18	9.73%		$1,392	1.01%		(0.48%)		(g)	(g)	56.01%
Year Ended December 31, 2006	$27.18	— (h)	2.70	2.70	—	—	$29.88	9.93%		$1,325	0.99%		(0.01%)		(g)	(g)	65.88%

Class IV Shares
Year Ended December 31, 2002	$20.01	(0.11)	(4.35)	(4.46)	(0.09)	(0.09)	$15.46	(22.38%)		$70,669	0.95%		(0.61%)		1.00%	(0.66%)	64.00%
Year Ended December 31, 2003(d)	$15.46	(0.10)	6.10	6.00	—	—	$21.46	38.81%		$89,413	0.95%		(0.51%)		1.02%	(0.58%)	109.73%
Year Ended December 31, 2004	$21.46	(0.11)	3.40	3.29	—	—	$24.75	15.33%		$95,854	0.95%		(0.48%)		0.98%	(0.51%)	90.14%
Year Ended December 31, 2005	$24.75	(0.11)	2.54	2.43	—	—	$27.18	9.82%		$95,257	0.95%		(0.42%)		1.01%	(0.48%)	56.01%
Year Ended December 31, 2006	$27.18	0.01	2.69	2.70	—	—	$29.88	9.93%		$92,707	0.95%		0.03%		0.98%	0.02%	65.88%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)	The Gartmore Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	Amount is less than $0.005

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Mid Cap Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$68,182,463	$70,035,637

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GMF”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $200 million	0.75%
$200 million or more	0.70%

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Effective May 1, 2006, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses from exceeding 0.95% for Class IV Shares until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2006, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
$26,956	$54,418	$27,983

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III shares of shares of the Fund 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $395,867 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $5,840.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $247,871,963 and sales of $187,591,173.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

There were no distributions paid during the fiscal years ended December 31, 2006, and December 31, 2005.

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$(96,937,638)	$49,789,289	$(47,148,349)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of year ended, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$389,706,820	$56,577,277	$(6,787,988)	$49,789,289

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$38,072,717	2009
56,598,075	2010

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Strong GVIT Mid Cap Growth	$2,266,846	2009

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized,

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2004

measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

21

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Mid Cap Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Van Kampen GVIT Comstock Value Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-VKGC (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Van Kampen GVIT Comstock Value Fund

For the annual period ended Dec. 31, 2006, the Van Kampen GVIT Comstock Value Fund (Class I at NAV) returned 15.91% versus 22.25% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Income Funds (consisting of 61 funds as of Dec. 31, 2006) was 18.39%.

Effective July 1, 2006, the primary benchmark for the Fund was changed from the Standard & Poor’s (S&P) 500® Index to the Russell 1000® Value Index. The Board of Trustees of the Fund approved this benchmark change at the recommendation of the Fund subadvisor based on its view that the composition of the Russell 1000® Value Index more closely represents the Fund’s strategies and the types of securities in which it invests. During the 12-month reporting period, the Fund outperformed the S&P 500 Index, which returned 15.79%.

The 12 months ended Dec. 31, 2006, constituted the broad stock market’s fourth consecutive year of positive returns since the end of the bear market in 2002. Despite disappointing second- and third-quarter gross domestic product (GDP) growth, an uptick in inflation, record-high oil prices and rising interest rates, the economy continued to grow at a slow but respectable rate, and inflation remained in check. Abating recession fears fueled strong stock performance, especially in the latter months of the reporting period. Moreover, robust global merger-and-acquisition (M&A) activity, stock buybacks, dividend increases and generally healthy corporate balance sheets continued to support investors’ enthusiasm for stocks.

Generally speaking, large-capitalization value stocks, in which the Fund invests, outperformed the broad market. Within the Russell 1000 Value Index, gains were driven mainly by a few large-cap energy stocks, along with strength in the cyclical commodity-driven sectors. Very few large-cap value fund managers were able to beat the Index in 2006.

The health-care, materials and energy sectors were the largest detractors from Fund performance relative to the Russell 1000 Value Index. Within the health-care sector, the Fund’s longstanding emphasis on large-cap pharmaceuticals stocks proved to be a drag on Fund performance as investors began to anticipate the Democrats taking control of both the House and Senate in the mid-term elections. The main concern for drug companies is that potential Medicare reform would allow the federal government to be involved in the negotiation of drug pricing; however, given the president’s veto power, actual legislation likely remains in the distant future. In the materials sector, the Fund’s performance was hurt by its exposure to paper stocks. Although we continue to believe the Fund’s paper holdings are attractive long-term opportunities, other areas within the materials sector performed better than the paper stocks during the year. We continued to maintain a very limited position in energy stocks because we have not found many attractively valued stocks based on our investment criteria. However, within the broad market, the energy sector performed very well during the year and the Fund’s very small position did not participate in these strong returns.

The Fund captured gains from its exposure to media stocks, as select holdings benefited from positive company-specific factors. In the telecommunications services sector, the Fund’s holdings were boosted by the sector’s ongoing merger-and-acquisition activity and the greater efficiencies of the resulting integrated companies. The Fund’s financials holdings were also notable positive contributors to total return during the reporting period.

Comparing to the S&P 500 Index, the chief positive contributors to Fund performance included: 1) the Fund’s exposure to the consumer discretionary sector (primarily media stocks); 2) stock selection and an underweight allocation in the information technology sector; and 3) a significant overweight in telecommunications services stocks. In contrast, the materials sector detracted from Fund performance relative to the S&P 500 Index. The Fund’s holdings in materials were less heavily exposed to the accelerating demand from China and other developing economies, which had driven the performance of other materials stocks. A large underweight in the energy sector—where compelling valuations were sparse, in our view—also hampered the Fund’s returns.

We remain committed to the Fund’s discipline of seeking well-established, attractively valued companies that we believe have the potential for capital growth and income, regardless of what the economy or markets are doing. We continue to maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The Fund’s positioning—with its significant underweight in energy and substantial overweight in large-cap pharmaceuticals—remained largely unchanged throughout the reporting period, and portfolio turnover was low relative to the Fund’s historical average. Our long-term perspective affords us the patience to buy and hold some of the Fund’s more contrarian positions.

Portfolio Managers: The Fund is managed by the Multi Cap Value Team. Current members include B. Robert Baker Jr., Jason Leder and Kevin Holt.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies that the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-books rations and lower forecasted growth values.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap

3

Van Kampen GVIT Comstock Value Fund

U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Van Kampen GVIT Comstock Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	15.91%	6.91%	4.69%
Class II4	15.56%	6.69%	4.51%
Class IV4	15.94%	6.93%	4.71%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund’s previous subadviser managed the Fund.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen GVIT Comstock Value Fund, the Standard & Poor’s 500 Index (S&P 500)(a), (b) The Russell 1000 Value Index and the Consumer Price Index (CPI)(c) since inception. Unlike, the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S, equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set.
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Van Kampen GVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Van Kampen GVIT Comstock Value Fund
Class I	Actual		$1,000.00	$1,116.70	$4.96	0.93%
	Hypothetical	[1]	$1,000.00	$1,020.51	$4.75	0.93%
Class II	Actual		$1,000.00	$1,115.60	$6.72	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.43	1.26%
Class IV	Actual		$1,000.00	$1,116.80	$4.80	0.90%
	Hypothetical	[1]	$1,000.00	$1,020.66	$4.59	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Van Kampen GVIT Comstock Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	90.8%
Repurchase Agreements	9.0%
Other Investments*	3.8%
Liabilities in excess of other assets**	-3.6%

100.0%

Top Holdings***
Citigroup, Inc.	4.0%
International Paper Co.	3.1%
Verizon Communications, Inc.	3.0%
E.I. du Pont de Nemours & Co.	2.9%
Bank of America Corp.	2.8%
AT&T, Inc.	2.7%
Bristol-Myers Squibb Co.	2.6%
Freddie Mac	2.4%
Wachovia Corp.	2.2%
Time Warner, Inc.	2.2%
Other	72.1%

100.0%

Top Industries
Pharmaceuticals	15.8%
Banks	14.9%
Broadcast Media & Cable Television	8.5%
Food & Related	7.0%
Telecommunications	6.5%
Insurance	5.8%
Computer Software & Services	5.3%
Financial Services	4.5%
Chemicals	4.1%
Retail	3.6%
Other	24.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of other.

7

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (90.8%)
Airlines (0.0%)
Southwest Airlines	7,000	$107,240

Banks (14.9%)
Bank of America Corp.	198,034	10,573,035
Bank of New York Co., Inc.	120,300	4,736,211
Barclays PLC ADR — GB	12,700	738,378
Citigroup, Inc.	272,500	15,178,250
J.P. Morgan Chase & Co.	90,700	4,380,810
PNC Bank Corp.	47,200	3,494,688
SunTrust Banks, Inc.	13,400	1,131,630
U.S. Bancorp	48,300	1,747,977
Wachovia Corp.	147,405	8,394,715
Wells Fargo & Co.	147,700	5,252,212

		55,627,906

Broadcast Media & Cable Television (8.5%)
Clear Channel Communications, Inc.	81,099	2,882,258
Comcast Corp., Class A (b)	152,400	6,451,092
Liberty Media Holding Corp. — Capital, Series A (b)	34,015	3,332,790
News Corp., Class B (c)	153,200	3,410,232
Time Warner, Inc.	373,100	8,126,118
Viacom, Inc., Class B (b)	187,200	7,680,816

		31,883,306

Chemicals (4.1%)
E.I. du Pont de Nemours & Co.	221,200	10,774,652
Rohm & Haas Co.	53,400	2,729,808
Total SA ADR — FR	25,600	1,841,152

		15,345,612

Computer Software & Services (5.3%)
Affiliated Computer Services, Inc., Class A (b)	13,752	671,648
Cisco Systems, Inc. (b)	66,900	1,828,377
Dell, Inc. (b)	168,100	4,217,629
First Data Corp.	59,000	1,505,680
Hewlett-Packard Co.	39,000	1,606,410
International Business Machines Corp.	29,700	2,885,355
Liberty Media Holding Corp., Interactive (b)	164,574	3,549,861
McAfee, Inc. (b)	57,600	1,634,688
Microsoft Corp.	69,100	2,063,326

		19,962,974

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer Products (2.1%)
Kimberly-Clark Corp.	114,400	$7,773,480

Electronics (0.9%)
American Electric Power Co., Inc.	57,140	2,433,021
Cognex Corp. (c)	15,300	364,446
Flextronics International Ltd. (b)	36,800	422,464

		3,219,931

Entertainment (0.5%)
Walt Disney Co. (The)	57,000	1,953,390

Financial Services (4.5%)
Fannie Mae	28,550	1,695,585
Freddie Mac	134,580	9,137,982
Merrill Lynch & Co., Inc.	49,100	4,571,210
Western Union Co.	59,000	1,322,780

		16,727,557

Food & Related (7.0%)
Anheuser-Busch Cos., Inc.	48,750	2,398,500
Cadbury Schweppes PLC ADR — GB (c)	106,900	4,589,217
Coca-Cola Co.	155,700	7,512,525
Kraft Foods, Inc. (c)	138,800	4,955,160
Unilever NV	254,500	6,935,125

		26,390,527

Healthcare (1.6%)
Boston Scientific Corp. (b)	162,500	2,791,750
Cardinal Health, Inc.	50,900	3,279,487

		6,071,237

Industrial Goods & Services (0.6%)
General Electric Co.	63,300	2,355,393

Insurance (5.8%)
AFLAC, Inc.	40,400	1,858,400
American International Group, Inc.	51,800	3,711,988
Berkshire Hathaway, Inc., Class B (b) (c)	470	1,723,020
Chubb Corp. (The)	77,480	4,099,467
Genworth Financial, Inc.	33,100	1,132,351
Hartford Financial Services Group, Inc. (The)	15,000	1,399,650
MetLife, Inc.	41,800	2,466,618
St. Paul Travelers Cos., Inc.	63,000	3,382,470
Torchmark Corp.	30,600	1,951,056

		21,725,020

8

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Metals & Mining (2.1%)
Alcoa, Inc.	266,400	$7,994,664

Paper & Forest Products (3.2%)
International Paper Co.	345,536	11,782,778

Pharmaceuticals (15.8%)
Abbott Laboratories	96,800	4,715,128
Bristol-Myers Squibb Co.	372,200	9,796,303
Eli Lilly & Co.	125,400	6,533,340
GlaxoSmithKline PLC ADR — GB	143,800	7,586,888
Pfizer, Inc.	238,900	6,187,510
Roche Holding AG ADR — CH	68,300	6,112,700
Sanofi-Aventis ADR — FR	68,800	3,176,496
Schering-Plough Corp.	329,100	7,779,924
Wyeth	143,700	7,317,204

		59,205,493

Printing & Publishing (0.4%)
Gannett Co.	27,400	1,656,604

Retail (3.6%)
CVS Corp.	127,000	3,925,570
Lowe’s Cos., Inc.	47,300	1,473,395
Wal-Mart Stores, Inc.	172,200	7,952,196

		13,351,161

Semiconductors (1.8%)
Intel Corp.	157,500	3,189,375
KLA-Tencor Corp. (c)	39,800	1,980,050
Texas Instruments, Inc.	48,700	1,402,560

		6,571,985

Telecommunications (6.5%)
AT&T, Inc.	285,000	10,188,750
Embarq Corp.	7,085	372,388
Ericsson (LM) Tel-SP ADR — SE (c)	11,000	442,530
Nokia Corp. ADR — FI	23,100	469,392
Sprint Corp.	95,500	1,803,995
Verizon Communications, Inc.	298,510	11,116,512

		24,393,567

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Tobacco (1.6%)
Altria Group, Inc.	70,550	$6,054,601

Total Common Stocks		340,154,426

REPURCHASE AGREEMENTS (9.0%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $33,896,459, collateralized by U.S. Government Agency Mortgages with a market value of $34,554,424	$33,876,886	33,876,886

Total Repurchase Agreements		33,876,886

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (3.8%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $9,759,768, collateralized by U.S. Government Agency Mortgages with a market value of $9,949,161	9,754,079	9,754,079
Bavaria TRR Corp., Commercial Paper, 5.40%, 01/24/07	1,493,723	1,493,723
CDC Financial Products, Inc. Master Note, 5.36%, 01/02/07 (d)	2,000,000	2,000,000
Washington Mutual Bank FA Certificate of Deposit, 5.32%, 02/20/07	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		14,247,803

Total Investments (Cost $346,489,734) (a) — 103.6%		388,279,115
Liabilities in excess of other assets — (3.6)%		(13,495,345)

NET ASSETS — 100.0%		$374,783,770

9

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2006 (continued)

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

CH	Switzerland

FI	Finland

FR	France

GB	United Kingdom

SE	Sweden

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $302,858,769)*	$344,648,150
Repurchase agreements, at cost and value	43,630,965

Total Investments	388,279,115

Interest and dividends receivable	509,670
Receivable for capital shares issued	634,052
Receivable for investments sold	111,021
Prepaid expenses	860

Total Assets	389,534,718

Liabilities:
Payable to custodian	9
Payable for capital shares redeemed	161,671
Payable upon return of securities loaned	14,247,803
Accrued expenses and other payables:
Investment advisory fees	202,689
Fund administration and transfer agent fees	15,105
Distribution fees	41,293
Administrative servicing fees	58,182
Compliance program fees (Note 3)	3,093
Other	21,103

Total Liabilities	14,750,948

Net Assets	$374,783,770

Represented by:
Capital	$333,812,861
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investments	(818,472)
Net unrealized appreciation (depreciation) on investments	41,789,381

Net Assets	$374,783,770

Net Assets:
Class I Shares	$112,029,051
Class II Shares	204,233,443
Class IV Shares	58,521,276

Total	$374,783,770

Shares outstanding (unlimited number of shares authorized):
Class I Shares	8,932,912
Class II Shares	16,343,539
Class IV Shares	4,666,415

Total	29,942,866

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$12.54
Class II Shares	$12.50
Class IV Shares	$12.54

*	Includes value of securities on loan of $13,930,126.
**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$1,191,151
Dividend income	6,519,029
Income from securities lending	35,686

Total Income	7,745,866

Expenses:
Investment advisory fees	1,893,104
Fund administration and transfer agent fees	182,535
Distribution fees Class II Shares	300,058
Administrative servicing fees Class I Shares	166,445
Administrative servicing fees Class II Shares	297,131
Administrative servicing fees Class IV Shares	70,864
Trustee fees	10,241
Compliance program fees (Note 3)	6,053
Other	80,392

Total expenses before earnings credit	3,006,823
Earnings credit (Note 5)	(1,468)

Net Expenses	3,005,355

Net Investment Income (Loss)	4,740,511

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	11,140,738
Net change in unrealized appreciation/depreciation on investments	28,221,129

Net realized/unrealized gains (losses) on investments	39,361,867

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,102,378

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$4,740,511	$3,244,786
Net realized gains (losses) on investment transactions	11,140,738	21,718,127
Net change in unrealized appreciation/depreciation on investments	28,221,129	(16,307,605)

Change in net assets resulting from operations	44,102,378	8,655,308

Distributions to Class I shareholders from:
Net investment income	(1,826,431)	(1,711,326)
Net realized gains on investments	(4,887,144)	(2,606,630)
Distributions to Class II shareholders from:
Net investment income	(2,003,632)	(622,244)
Net realized gains on investments	(6,955,945)	(1,511,572)
Distributions to Class IV shareholders from:
Net investment income	(974,561)	(888,749)
Net realized gains on investments	(2,554,158)	(1,389,338)

Change in net assets from shareholder distributions	(19,201,871)	(8,729,859)

Change in net assets from capital transactions	130,404,112	17,356,343

Change in net assets	155,304,619	17,281,792
Net Assets:
Beginning of period	219,479,151	202,197,359

End of period	$374,783,770	$219,479,151

Accumulated net investment income (loss) at end of period	$—	$32,524

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$19,298,290	$18,628,732
Dividends reinvested	6,713,570	4,317,954
Cost of shares redeemed	(26,786,383)	(31,519,127)

	(774,523)	(8,572,441)

Class II Shares
Proceeds from shares issued	142,785,894	27,870,088
Dividends reinvested	8,959,569	2,133,816
Cost of shares redeemed	(18,984,524)	(3,673,723)

	132,760,939	26,330,181

Class IV Shares
Proceeds from shares issued	2,840,145	4,616,712
Dividends reinvested	3,528,716	2,278,086
Cost of shares redeemed	(7,951,165)	(7,296,195)

	(1,582,304)	(401,397)

Change in net assets from capital transactions	$130,404,112	$17,356,343

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	1,618,409	1,635,483
Reinvested	566,876	375,367
Redeemed	(2,233,381)	(2,765,203)

	(48,096)	(754,353)

Class II Shares
Issued	11,962,003	2,424,630
Reinvested	751,926	185,478
Redeemed	(1,640,417)	(323,560)

	11,073,512	2,286,548

Class IV Shares
Issued	239,370	403,069
Reinvested	297,869	198,000
Redeemed	(666,183)	(637,238)

	(128,944)	(36,169)

Total change in shares	10,896,472	1,496,026

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Van Kampen GVIT Comstock Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income(Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$10.38	0.12	(2.72)	(2.60)	(0.12)	—	(0.12)	$7.66	(25.14%	)	$39,424	1.11%		1.30%		1.11%		1.30%		245.24%
Year Ended December 31, 2003	$7.66	0.11	2.28	2.39	(0.11)	—	(0.11)	$9.94	31.43%		$62,517	0.99%		1.37%		(g	)	(g	)	71.31%
Year Ended December 31, 2004	$9.94	0.14	1.59	1.73	(0.14)	—	(0.14)	$11.53	17.50%		$112,202	0.94%		1.41%		(g	)	(g	)	31.95%
Year Ended December 31, 2005	$11.53	0.20	0.29	0.49	(0.19)	(0.30)	(0.49)	$11.53	4.25%		$103,565	0.94%		1.65%		(g	)	(g	)	33.13%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.91%		$112,029	0.93%		1.84%		(g	)	(g	)	25.62%

Class II Shares
Period Ended December 31, 2003(c)	$7.47	0.08	2.47	2.55	(0.09)	—	(0.09)	$9.93	34.20%	(e)	$6,092	1.20%	(f)	1.27%	(f)	1.31%	(f)	1.16%	(f)	71.31%
Year Ended December 31, 2004	$9.93	0.11	1.58	1.69	(0.12)	—	(0.12)	$11.50	17.08%		$34,312	1.20%		1.20%		1.28%		1.11%		31.95%
Year Ended December 31, 2005	$11.50	0.14	0.31	0.45	(0.15)	(0.30)	(0.45)	$11.50	3.95%		$60,617	1.28%		1.31%		1.31%		1.29%		33.13%
Year Ended December 31, 2006	$11.50	0.16	1.58	1.74	(0.18)	(0.56)	(0.74)	$12.50	15.56%		$204,233	1.26%		1.45%		(g	)	(g	)	25.62%

Class IV Shares
Period Ended December 31, 2003(d)	$7.76	0.09	2.18	2.27	(0.09)	—	(0.09)	$9.94	29.38%	(e)	$48,070	0.94%	(f)	1.50%	(f)	(g	)	(g	)	71.31%
Year Ended December 31, 2004	$9.94	0.15	1.57	1.72	(0.14)	—	(0.14)	$11.52	17.42%		$55,683	0.91%		1.42%		(g	)	(g	)	31.95%
Year Ended December 31, 2005	$11.52	0.19	0.31	0.50	(0.19)	(0.30)	(0.49)	$11.53	4.36%		$55,297	0.93%		1.67%		(g	)	(g	)	33.13%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.94%		$58,521	0.90%		1.86%		(g	)	(g	)	25.62%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Van Kampen GVIT Comstock Value Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$13,930,126	$14,247,803

(g)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(h)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust, (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Van Kampen Asset Management, Inc. (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $50 million	0.80%
Next $200 million	0.65%
Next $250 million	0.60%
$500 million or more	0.55%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $854,125 for the year ended December 31, 2006.

Prior to May 1, 2006, GMF and the Fund had entered into a written contract (“Expense Limitation Agreement”) that limited operating expenses (excluding certain Fund expenses including, but not limited to taxes, interest, brokerage commissions, short-sale dividend expenses) from exceeding 0.95% for the Fund’s Class IV shares. GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2006, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
$14,072	$10,247	$0

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $467,743 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $6,053.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

For the year ended December 31, 2006, the advisers or affiliates of the advisers directly held 3% of the shares outstanding of the Fund.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $163,613,335 and sales of $66,896,737.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$5,434,256	$13,767,615	$19,201,871	$—	$19,201,871
2005	—	—	—	—	—

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$1	$736,175	$736,176	$—	$(552,828)	$40,787,561	$40,970,909

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$347,491,554	$44,104,992	$(3,317,431)	$40,787,561

As of December 31, 2006, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All ProLarge Cap Growth	$552,828	2011

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

21

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006 (Unaudited)

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen GVIT Comstock Value Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

22

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended

December 31, 2006. The Fund designates $13,767,616 as long term capital gain distributions for the maximum 15% income tax rate.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Federated GVIT High Income Bond Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

17	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-FGHIB (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Federated GVIT High Income Bond Fund

For the annual period ended Dec. 31, 2006, the Federated GVIT High Income Bond Fund (Class I at NAV) returned 10.60% versus 10.76% for its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds (consisting of 100 funds, as of Dec. 31, 2006) was 9.96%.

The high-yield market delivered attractive returns relative to most other domestic fixed-income asset classes during the reporting period. The main factor driving this positive performance was solid U.S. economic growth, which persisted despite the effects of considerable uncertainty related to hurricane-induced high energy prices early in the year and later to housing market weakness. Solid economic performance led to strong corporate earnings growth. Strong corporate earnings provide companies with more cash flow to service their debt obligations.

The high-yield market also benefited from the very low level of default rates during the reporting period. Final numbers are not yet available, but observers expected to record the first par-value default rate below 1% since 1984.1 The 2006 default rate will likely be considerably lower than the 3.37% rate posted in 2005 and the average rate of 3.56% recorded between 1978 and 2005. This lower default rate is a by-product of the solid economy and a very generous financing environment characterized by strong demand for high-yield bonds. Strong returns in the equity markets helped the high-yield market, especially during the second half of the reporting period. The equity markets’ strength reassured observers that the slowdown in economic growth during the latter half of 2006 was a healthy mid-cycle function and not an ominous sign.

Another factor that helped the high-yield market was the Federal Reserve Board’s decision to pause its raising of the federal funds rate after 17 consecutive increases, the first of which occurred at the June 2004 Federal Open Market Committee meeting. This pause, and the market’s speculation that the central bank’s next move might be an ease, bolstered investors’ confidence in the belief that the Federal Reserve would not overshoot the Fed’s goal of combating inflation to a degree that might hamper economic expansion. Finally, a substantial amount of new issue supply was met with seemingly insatiable demand as investors reached for additional yield in response to the low-default, low-volatility environment. These factors led to declining credit spreads. For example, the spread between the Credit Suisse High Yield Bond Index2 and comparable Treasuries decreased from 3.88% on Dec. 31, 2005, to 3.18% on Dec. 31, 2006.

Within the high-yield market, higher levels of risk were clearly rewarded during the reporting period: the lower-quality CCC-rated sector of the market returned 17.93%, while the B-rated sector returned 10.22% and the BB-rated sector returned 8.09%.

The Fund underperformed its benchmark for the reporting period. Fund returns were hurt by an underweight and poor security selection in the media-cable sector as well as by an overweight in the food and beverage sector. Specific Fund holdings that substantially underperformed the benchmark Index included Magnachip Semiconductor, Ltd., 155 East Tropicana, LLC, Abitibi Consolidated Inc.; Covalence Specialty Materials Corp., and Eurofresh, Inc., all of which firms reported disappointing operating results. Fund holdings HCA Inc. and Station Casinos, Inc. also underperformed; HCA completed a leveraged buyout during the reporting period, and Stations Casinos announced that an offer to be taken private was made by management and a private equity firm.

The Fund’s overall security selection positively affected performance in comparison to the performance posted by the Fund’s benchmark Index. This was especially true in the automotive, chemicals, food and beverage, health-care, media-non-cable, industrials-other and retail industry sectors. The Fund also benefited from its underweight in the weaker-performing energy and electric utility sectors. In addition, Fund performance was aided by an overweight position in the lower-quality CCC-rated sector and an underweight position in the higher-quality BB-rated sector.

Specific Fund holdings that outperformed the benchmark Index included GNC Corp. (General Nutrition Centers) preferred stock, Advanced Accessory Systems, LLC, and Doane Pet Care Co., which benefited from corporate transactions that resulted in the specific securities owned by the Fund being retired. Fund holdings in Charter Communications, Inc., Stanadyne Holdings Inc., and CDRV Investors, Inc. also outperformed based on improving financial performance and relatively depressed bond prices at the beginning of the reporting period. The securities of Fund holding General Motors Corp. (GM) increased in value based on depressed trading levels at the beginning of the reporting period and the perception that GM is making progress on dealing with long-term problems. The securities of General Motors Acceptance Corp. (GMAC), the finance subsidiary formerly 100% owned by GM, improved when GM sold off a controlling stake in GMAC, allowing the market to value GMAC based on its own finances rather than those of GM.

PORTFOLIO MANAGERS: Federated Investment Management Co. — Mark E. Durbiano and Nathan H. Kehm

1.	Source: Altman High Yield Bond Default and Return Report
2.	The Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The Index is unmanaged and, unlike the Fund, is not affected by cash flows.

3

Federated GVIT High Income Bond Fund

LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade debt securities with at least $150 million par value outstanding, a maximum credit rating of Ba1 (including defaulted issues) and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA. 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation, (“Nationwide Corp.”), the parent company of Gartmore Mutual Fund Capital Trust (“GMFCT”), the investment adviser to Gartmore Mutual Funds (the “Funds”), entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT from Nationwide Corporation, Inc. NFS is a majority-owned subsidiary of Nationwide Corporation and is thus already affiliated with GMFCT. However, because a portion of the stock of NFS is owned by public investors, the purchase of GMFCT by NFS could constitute a change of control, terminating all investment advisory agreements with the Funds to which GMFCT is a party. The Board of Trustees of the Funds has approved new investment advisory agreements with GMFCT subject to the same material terms as in the current investment advisory agreements, which would become effective upon the approval of the shareholders of each Fund. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Federated GVIT High Income Bond Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	10.60%	9.49%	5.82%
Class III[4]	10.60%	9.47%	5.81%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operation on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class III shares (April 28, 2005) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore Federated GVIT High Income Bond Fund, the Lehman Brothers Corporate High Yield 2% Cap Index (Lehman Corporate High Yield 2% Cap)(new)(a), the Lehman Brothers Corporate High Yield Index (Lehman High Yield)(old)(b) and the Consumer Price Index (CPI)(c) since inception. Unlike, the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Lehman Corporate High Yield 2% Cap (new) is the 2% Issuer Cap component of the U.S. Corporate High Yield index.
(b)	Lehman High Yield (old) is an unmanaged index of bonds that are rated below investment grade that gives a broad look at the performance of these securities.
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Federated GVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Federated GVIT High Income Bond Fund
Class I	Actual		$1,000.00	$1,075.80	$5.08	0.97%
	Hypothetical	[1]	$1,000.00	$1,020.31	$4.95	0.97%
Class III	Actual		$1,000.00	$1,076.00	$4.97	0.95%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.85	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Federated GVIT High Income Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	93.4%
Repurchase Agreements	4.0%
Common Stocks	0.2%
Warrants	0.1%
Preferred Stocks	0.0%
Other assets in excess of liabilities	2.3%

100.0%

Top Holdings*
Dow Jones CDX, 8.13%, 06/29/11	2.3%
Trains HY-1-2006, 7.63%, 05/01/16	2.0%
Qwest Corp., 8.88%, 03/15/12	1.4%
Intelsat Bermuda, 11.25%, 06/15/16	1.0%
General Motors Acceptance Corp., 8.00%, 11/01/31	0.9%
Tennessee Gas Pipeline, Inc., 8.38%, 6/15/1932	0.8%
Kabel Deutschland GMBH, 10.63%, 7/1/2014	0.8%
General Motors Acceptance Corp., 6.88%, 09/15/11	0.7%
HCA, Inc., 9.25%, 11/15/16	0.7%
Charter Communications, 10.25%, 9/15/2010	0.7%
Other	88.7%

100.0%

Top Industries
Media—Non-Cable	9.6%
Healthcare	7.5%
Industrial—Other	6.0%
Utility—Natural Gas	5.7%
Gaming	5.5%
Chemicals	5.4%
Consumer Products	4.7%
Technology	4.5%
Food & Beverage	4.4%
Diversified	4.3%
Other	42.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (0.2%)
Chemicals (0.0%)
General Chemical Industrial Products, Inc. (e) (h) (i)	143	$206,043

Consumer Products (0.0%)
Sleepmaster LLC (e) (h) (i)	185	0

Food & Beverage (0.1%)
B&G Foods, Inc.	6,570	131,531

Media—Cable (0.1%)
NTL, Inc. (h)	5,650	142,606

Packaging (0.0%)
Russell Stanley Holdings, Inc. (c) (e) (g) (h) (i)	4,000	0

Total Common Stocks		480,180

CORPORATE BONDS (93.4%)
Aerospace & Defense (1.6%)
Alliant Techsystems, Inc., 6.75%, 04/01/16	$800,000	802,000
DRS Technologies, Inc., 6.63%, 02/01/16	725,000	734,063
K&F Acquisition, Inc., 7.75%, 11/15/14	500,000	517,500
L-3 Communications Corp., 6.13%, 01/15/14	1,425,000	1,400,062
L-3 Communications Corp., 5.88%, 01/15/15	300,000	291,000
L-3 Communications Corp., 6.38%, 10/15/15	375,000	373,125

		4,117,750

Automotive (3.3%)
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14	650,000	515,125
Ford Motor Co., 7.45%, 07/16/31	925,000	730,750
Ford Motor Credit Co., 9.88%, 08/10/11	425,000	454,968
Ford Motor Credit Co., 7.25%, 10/25/11	975,000	955,742
Ford Motor Credit Co., 8.11%, 01/13/12 (f)	1,350,000	1,339,382
Ford Motor Credit Co., 8.00%, 12/15/16	775,000	767,110
General Motors Corp., 7.13%, 07/15/13	450,000	425,250
General Motors Corp., 7.40%, 09/01/25	525,000	446,250

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Automotive (continued)
General Motors Corp., 8.38%, 07/15/33	$725,000	$674,250
Tenneco Automotive, Inc., 8.63%, 11/15/14	450,000	461,250
TRW Automotive, Inc., 9.38%, 02/15/13	400,000	431,000
TRW Automotive, Inc., 11.00%, 02/15/13	500,000	550,625
United Components, Inc., 9.38%, 06/15/13	875,000	910,000

		8,661,702

Building Materials (1.5%)
Collins & Aikman Floorcoverings, Inc., 9.75%, 02/15/10	375,000	385,313
Goodman Global Holdings, 8.36%, 06/15/12 (f)	250,000	254,375
Goodman Global Holdings, 7.88%, 12/15/12	275,000	271,563
Norcraft Cos. LLC, 9.00%, 11/01/11	500,000	520,000
Norcraft Holdings LP, 9.85%, 09/01/12 (j)	1,100,000	934,999
Nortek Holdings, Inc., 8.50%, 09/01/14	350,000	344,750
Nortek Holdings, Inc., 8.77%, 03/01/14 (j)	350,000	246,750
Panolam Industries International, Inc., 10.75%, 10/01/13 (b)	825,000	872,438
Texas Industries Inc, 7.25%, 07/15/13	150,000	153,000

		3,983,188

Chemicals (5.3%)
Chemtura Corp., 6.88%, 06/01/16	600,000	580,500
Compass Minerals Intl., 7.48%, 12/15/12 (j)	500,000	496,250
Compass Minerals Intl., 7.37%, 06/01/13 (j)	1,050,000	1,005,375
Crystal US Holdings, 9.63%, 06/15/14	675,000	749,250
Crystal US Holdings, 7.29%, 10/01/14 (j)	1,689,000	1,460,985
Hexion Specialty Chemicals, 9.75%, 11/15/14 (b)	1,250,000	1,273,438

8

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Chemicals (continued)
Invista, 9.25%, 05/01/12 (b)	$950,000	$1,023,625
Koppers, Inc., 9.88%, 10/15/13	440,000	480,700
Lyondell Chemical Co., 10.88%, 05/01/09	450,000	460,688
Lyondell Chemical Co., 8.25%, 09/15/16	1,400,000	1,476,999
Mosaic Corp., 7.38%, 12/01/14 (b)	225,000	232,031
Mosaic Corp., 7.63%, 12/01/16 (b)	525,000	546,656
Nalco Co., 8.88%, 11/15/13	1,100,000	1,170,125
Nalco Co., 9.37%, 02/01/14 (j)	481,000	392,015
Nell AF SARL, 8.38%, 08/15/15 (b)	1,150,000	1,187,375
PQ Corp., 7.50%, 02/15/13	625,000	618,750
Union Carbide Corp., 7.88%, 04/01/23	225,000	244,439
Union Carbide Corp., 7.50%, 06/01/25	350,000	373,986

		13,773,187

Construction Machinery (0.3%)
Case New Holland, Inc., 9.25%, 08/01/11	675,000	718,031
Clark Material Handling, Inc., 0.00%, 11/15/06 (d) (e) (g) (h) (i)	100,000	0

		718,031

Consumer Products (4.7%)
AAC Group Holding Corp., 12.75%, 10/01/12	337,546	361,174
AAC Group Holding Corp., 8.91%, 10/01/12 (j)	950,000	836,000
Alltrista Corp., 9.75%, 05/01/12	925,000	982,813
American Achievement Corp., 8.25%, 04/01/12	250,000	257,188
American Greetings, 7.38%, 06/01/16	725,000	748,563
Church & Dwight Co., 6.00%, 12/15/12	900,000	884,250
Diamond Brands, Inc., 0.00%, 04/15/09 (b) (d) (e) (g) (h) (i)	50,000	0
Jostens Holding Corp., 8.62%, 12/01/13 (j)	1,675,000	1,486,562
Jostens IH Corp., 7.63%, 10/01/12	1,400,000	1,424,499

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Consumer Products (continued)
Leiner Health Products, 11.00%, 06/01/12	$500,000	$520,000
Playtex Products, Inc., 9.38%, 06/01/11	925,000	968,938
Rayovac Corp., 8.50%, 10/01/13	175,000	164,500
Sealy Mattress Co., 8.25%, 06/15/14	450,000	472,500
Spectrum Brands, Inc., 7.38%, 02/01/15	1,240,000	1,078,800
True Temper Sports, Inc., 8.38%, 09/15/11	1,100,000	962,500
Visant Holding Corp., 8.75%, 12/01/13	900,000	931,500

		12,079,787

Diversified (4.3%)
Dow Jones CDX, 8.13%, 06/29/11 (b)	5,850,000	6,036,030
TRAINS HY-1-2006, 7.63%, 05/01/16 (b)	4,968,000	5,078,180

		11,114,210

Energy (1.9%)
Basic Energy Services, 7.13%, 04/15/16	550,000	544,500
Chesapeake Energy Corp., 7.50%, 09/15/13	375,000	392,344
Chesapeake Energy Corp., 6.88%, 11/15/20	875,000	864,062
Complete Production Services, Inc., 8.00%, 12/15/16 (b)	500,000	515,000
Grant Prideco, Inc., 6.13%, 08/15/15	200,000	196,000
Hilcorp Energy, 9.00%, 06/01/16 (b)	350,000	371,875
Pioneer Natural Resources, 6.88%, 05/01/18	850,000	826,112
Range Resources Corp., 7.38%, 07/15/13	250,000	257,500
Range Resources Corp., 6.38%, 03/15/15	450,000	441,000
Range Resources Corp., 7.50%, 05/15/16	550,000	566,500

		4,974,893

9

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Entertainment (1.6%)
AMC Entertainment, Inc., 9.88%, 02/01/12	$450,000	$474,750
Cinemark USA, Inc., 9.00%, 02/01/13	400,000	426,000
Cinemark, Inc., 8.41%, 03/15/14 (j)	1,525,000	1,317,218
Hard Rock Park Operation, 10.12%, 04/01/12 (b) (f)	575,000	577,875
Universal City Development, 11.75%, 04/01/10	950,000	1,022,438
Universal City Florida Holding Co., 10.12%, 05/01/10 (f)	250,000	259,375

		4,077,656

Environmental (0.9%)
Allied Waste North America, 9.25%, 09/01/12	300,000	320,250
Allied Waste North America, 7.13%, 05/15/16	1,650,000	1,641,750
Clean Harbors, Inc., 11.25%, 07/15/12	341,000	381,279

		2,343,279

Financial Institutions (1.8%)
American Real Estate Partners LP, 7.13%, 02/15/13	575,000	580,750
General Motors Acceptance Corp., 6.88%, 09/15/11	1,775,000	1,822,426
General Motors Acceptance Corp., 8.00%, 11/01/31	1,925,000	2,216,447

		4,619,623

Food & Beverage (4.4%)
ASG Consolidated LLC, 8.84%, 11/01/11 (j)	1,675,000	1,499,124
B&G Foods, Inc., 8.00%, 10/01/11	725,000	735,875
Constellation Brands, Inc., 8.00%, 02/15/08	650,000	667,875
Constellation Brands, Inc., 7.25%, 09/01/16	375,000	387,188
Cott Beverages, Inc., 8.00%, 12/15/11	750,000	768,750
Dean Foods Co., 7.00%, 06/01/16	1,000,000	1,015,000

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Food & Beverage (continued)
Del Monte Corp., 6.75%, 02/15/15	$1,425,000	$1,417,875
Eagle Family Foods, Inc., 8.75%, 01/15/08	250,000	183,750
Eurofresh, Inc., 11.50%, 01/15/13 (b)	775,000	722,688
Michael Foods, Inc., 8.00%, 11/15/13	950,000	990,375
Nutro Products, Inc., 10.75%, 04/15/14 (b)	700,000	768,250
Pierre Foods, Inc., 9.88%, 07/15/12	800,000	828,000
Pilgrim’s Pride Corp., 9.25%, 11/15/13	325,000	340,438
Reddy Ice Group, 8.73%, 11/01/12	1,025,000	927,625
Smithfield Foods, Inc., 7.75%, 05/15/13	200,000	208,000

		11,460,813

Gaming (5.5%)
155 East Tropicana LLC, 8.75%, 04/01/12	725,000	627,125
Boyd Gaming Corp., 7.75%, 12/15/12	475,000	493,406
Galaxy Entertainment, 9.88%, 12/15/12 (b)	900,000	968,625
Global Cash Access LLC, 8.75%, 03/15/12	503,000	530,665
Herbst Gaming, Inc., 7.00%, 11/15/14	500,000	480,000
Jacobs Entertainment, Inc., 9.75%, 06/15/14	525,000	535,500
Mandalay Resort Group, 10.25%, 08/01/07	1,150,000	1,183,062
Mandalay Resort Group, 9.50%, 08/01/08	250,000	263,750
MGM Grand, Inc., 9.75%, 06/01/07	925,000	941,188
MGM Grand, Inc., 6.00%, 10/01/09	500,000	501,250
MGM Grand, Inc., 8.38%, 02/01/11	700,000	729,750
MGM Mirage, Inc., 5.88%, 02/27/14	550,000	511,500

10

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Gaming (continued)
MTR Gaming Group, Inc., 9.75%, 04/01/10	$800,000	$848,000
MTR Gaming Group, Inc., 9.00%, 06/01/12 (b)	250,000	257,500
Park Place Entertainment Corp., 9.38%, 02/15/07	375,000	376,406
Park Place Entertainment Corp., 8.13%, 05/15/11	1,000,000	1,051,250
Penn National Gaming, Inc., 6.75%, 03/01/15	925,000	911,125
San Pasqual Casino, 8.00%, 09/15/13 (b)	600,000	619,500
Station Casinos, Inc., 6.00%, 04/01/12	200,000	190,750
Station Casinos, Inc., 6.50%, 02/01/14	525,000	469,219
Station Casinos, Inc., 7.75%, 08/15/16	525,000	531,563
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)	475,000	494,000
Wynn Las Vegas LLC, 6.63%, 12/01/14	800,000	799,000

		14,314,134

Healthcare (7.5%)
Accellent, Inc., 10.50%, 12/01/13	700,000	729,750
AmeriPath, Inc., 10.50%, 04/01/13	1,375,000	1,495,313
AMR Holding Co./Emcare H, 10.00%, 02/15/15	550,000	598,125
Bio Rad Laboratories, Inc., 6.13%, 12/15/14	525,000	510,563
CDRV Investors, Inc., 9.12%, 01/01/15 (j)	2,250,000	1,754,999
Concentra Operating Corp., 9.50%, 08/15/10	625,000	659,375
CRC Health Corp., 10.75%, 02/01/16	875,000	945,000
Fisher Scientific International, Inc., 6.13%, 07/01/15	1,000,000	990,223
HCA, Inc., 6.25%, 02/15/13	750	666
HCA, Inc., 6.75%, 07/15/13	550,000	495,000
HCA, Inc., 6.38%, 01/15/15	1,300,000	1,105,000
HCA, Inc., 9.25%, 11/15/16 (b)	1,650,000	1,771,687
HCA, Inc., 9.63%, 11/15/16 (b)	1,575,000	1,697,062
HCA, Inc., 7.50%, 11/06/33	900,000	738,000

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Healthcare (continued)
National Mentor Holdings, 11.25%, 07/01/14 (b)	$700,000	$747,250
Omnicare, Inc., 6.88%, 12/15/15	775,000	769,188
Psychiatric Solutions, Inc., 7.75%, 07/15/15	875,000	877,188
Vanguard Health Holdings, 9.00%, 10/01/14	750,000	763,125
Ventas Realty LP, 6.63%, 10/15/14	1,050,000	1,078,875
Ventas Realty LP, 7.13%, 06/01/15	325,000	342,875
Ventas Realty LP, 6.75%, 04/01/17	500,000	518,750
VWR International, Inc., 8.00%, 04/15/14	750,000	776,250

		19,364,264

Industrial—Other (5.9%)
ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13	1,300,000	1,283,749
American Tire Distributor, 10.75%, 04/01/13	525,000	497,438
Amsted Industries, Inc., 10.25%, 10/15/11 (b)	425,000	456,875
Baker & Taylor, Inc., 11.50%, 07/01/13 (b)	1,000,000	1,031,250
Brand Services, Inc., 12.00%, 10/15/12	1,050,000	1,163,799
Da-Lite Screen Co., Inc., 9.50%, 05/15/11	525,000	548,625
Education Management LLC, 10.25%, 06/01/16 (b)	950,000	1,009,375
Esco Corp, 8.63%, 12/15/13 (b)	225,000	232,313
Esco Corp, 9.24%, 12/15/13 (b) (f)	250,000	255,000
Hawk Corp., 8.75%, 11/01/14	625,000	626,563
Interline Brands Inc, 8.13%, 06/15/14	700,000	722,750
Knowledge Learning Corp., 7.75%, 02/01/15 (b)	1,400,000	1,347,499
Mobile Services Group, Inc., 9.75%, 08/01/14 (b)	600,000	630,000
Mueller Group, Inc., 10.00%, 05/01/12	200,000	218,500
Norcross Safety Products, 9.88%, 08/15/11	750,000	802,500

11

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Industrial—Other (continued)
Rental Services Corp., 9.50%, 12/01/14 (b)	$600,000	$622,500
Safety Products Holdings, 11.75%, 01/01/12 PIK	908,523	981,205
Sensus Metering Systems, 8.63%, 12/15/13	675,000	678,375
Stanadyne Corp., 10.00%, 08/15/14	700,000	722,750
Stanadyne Holdings, Inc., 13.16%, 02/15/15 (j)	450,000	308,250
Superior Essex Communications, 9.00%, 04/15/12	725,000	757,625
Valmont Industries, Inc., 6.88%, 05/01/14	300,000	298,875

		15,195,816

Lodging (1.2%)
Host Marriott LP, 7.13%, 11/01/13	450,000	462,375
Host Marriott LP, 6.88%, 11/01/14 (b)	400,000	407,000
Host Marriott LP, 6.38%, 03/15/15	450,000	446,063
Host Marriott LP, 6.75%, 06/01/16	375,000	377,344
Royal Caribbean Cruises, 7.00%, 06/15/13	550,000	562,560
Royal Caribbean Cruises, 7.25%, 06/15/16	300,000	306,850
Starwood Hotels & Resort, 7.88%, 05/01/12	450,000	475,769

		3,037,961

Media—Cable (2.2%)
Cablevision Systems Corp., 7.88%, 12/15/07	375,000	380,625
Cablevision Systems Corp., 8.13%, 07/15/09	250,000	260,313
CCH I Holdings LLC, 11.00%, 10/01/15	445,000	458,906
CCH II Holdings LLC, 10.25%, 10/01/13	300,000	321,000
Charter Communications, 10.25%, 09/15/10	1,675,000	1,760,843
CSC Holdings, Inc., 7.25%, 07/15/08	325,000	329,469

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Media—Cable (continued)
Kabel Deutschland GMBH, 10.63%, 07/01/14	$1,750,000	$1,949,062
Videotron Ltee, 6.38%, 12/15/15	325,000	319,313

		5,779,531

Media—Non-Cable (9.6%)
Advanstar Communications, Inc., 10.75%, 08/15/10	200,000	216,250
Advanstar Communications, Inc., 12.00%, 02/15/11	650,000	682,500
Advanstar Communications, Inc., 15.00%, 10/15/11	425,000	443,063
Affinity Group Holding, 10.88%, 02/15/12 PIK	782,363	774,539
Affinity Group, Inc., 9.00%, 02/15/12	425,000	422,875
CBD Media Finance, Inc., 8.63%, 06/01/11	125,000	128,750
CBD Media Holdings, 9.25%, 07/15/12	1,175,000	1,229,344
Dex Media East LLC, 12.13%, 11/15/12	325,000	358,719
Dex Media West LLC, 9.88%, 08/15/13	1,591,000	1,742,144
DIRECTV Holdings LLC, 8.38%, 03/15/13	844,000	881,980
DIRECTV Holdings LLC, 6.38%, 06/15/15	400,000	385,500
Echostar DBS Corp., 5.75%, 10/01/08	1,250,000	1,248,438
Idearc, Inc., 8.00%, 11/15/16 (b)	1,125,000	1,147,500
Intelsat Bermuda, 11.25%, 06/15/16 (b)	2,250,000	2,480,624
Intelsat Intermediate, 9.09%, 02/01/15	1,925,000	1,472,624
Intelsat Sub Holdings Co. Ltd., 8.63%, 01/15/15	575,000	600,875
Lamar Media Corp., 7.25%, 01/01/13	550,000	563,063
Lamar Media Corp., 6.63%, 08/15/15	750,000	747,188
Lamar Media Corp., 6.63%, 08/15/15	125,000	124,531
Medimedia USA, Inc., 11.38%, 11/15/14 (b)	300,000	315,750

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Media—Non-Cable (continued)
Nielsen Finance LLC, 10.00%, 08/01/14 (b)	$300,000	$326,625
PanAmSat Corp., 9.00%, 08/15/14	453,000	480,746
Quebecor Media, 7.75%, 03/15/16	300,000	307,875
R.H. Donnelley Corp., 10.88%, 12/15/12	575,000	629,625
Rainbow National Services LLC, 10.38%, 09/01/14 (b)	725,000	809,281
Readers Digest Association, Inc., 6.50%, 03/01/11	625,000	645,313
R.H. Donnelley Corp., 6.88%, 01/15/13	750,000	722,813
R.H. Donnelley Corp., 6.88%, 01/15/13	400,000	385,500
R.H. Donnelley Corp., 8.88%, 01/15/16	775,000	817,625
SGS International, Inc., 12.00%, 12/15/13	850,000	888,250
Sirius Satellite Radio, 9.63%, 08/01/13	500,000	494,375
WDAC Subsidiary Corp., 8.38%, 12/01/14 (b)	1,250,000	1,292,187
XM Satellite, 9.75%, 05/01/14	1,025,000	1,030,125
Ziff Davis Media, Inc., 12.00%, 08/12/09	45,947	25,501

		24,822,098

Metals & Mining (0.7%)
Aleris International, Inc., 9.00%, 12/15/14 (b)	600,000	606,000
Aleris International, Inc., 10.00%, 12/15/16 (b)	475,000	478,563
Novelis, Inc., 8.25%, 02/15/15 (b)	825,000	802,312

		1,886,875

Packaging (2.1%)
Ball Corp., 6.63%, 03/15/18	1,025,000	1,022,437
Berry Plastics Holding Co., 8.88%, 09/15/14 (b)	525,000	535,500
Covalence Specialty, 10.25%, 03/01/16 (b)	450,000	414,000
Crown Americas, 7.75%, 11/15/15	975,000	1,016,437
Greif Brothers Corp., 8.88%, 08/01/12	700,000	738,500

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Packaging (continued)
Owens-Brockway Glass Container, 8.25%, 05/15/13	$150,000	$155,813
Owens-Brockway Glass Container, 6.75%, 12/01/14	800,000	780,000
Owens-Illinois, Inc., 7.35%, 05/15/08	300,000	303,375
Plastipak Holdings, Inc., 8.50%, 12/15/15 (b)	350,000	365,750
Russell Stanley Holdings, Inc., 9.00%, 11/30/08 (b) (d) (e) (g) (i)	14,589	677

		5,332,489

Paper (1.7%)
Abitibi-Consolidated, 8.38%, 04/01/15	600,000	522,000
Graphic Packaging Intl., 9.50%, 08/15/13	1,150,000	1,219,000
Jefferson Smurfit Corp., 8.25%, 10/01/12	490,000	480,200
MDP Acquisitions PLC, 9.63%, 10/01/12 (b)	700,000	745,500
Mercer International, Inc., 9.25%, 02/15/13	250,000	245,625
NewPage Corp., 12.00%, 05/01/13	850,000	903,125
Stone Container Corp., 9.75%, 02/01/11	193,000	199,996

		4,315,446

Restaurants (0.6%)
Dave & Buster’s, Inc., 11.25%, 03/15/14	350,000	357,000
El Pollo Loco, Inc., 11.75%, 11/15/13	475,000	517,750
Landry’s Seafood Restaurants, Inc., 7.50%, 12/15/14	625,000	614,063

		1,488,813

Retailers (1.9%)
Autonation, Inc., 7.21%, 04/15/13	275,000	277,750
Autonation, Inc., 7.00%, 04/15/14	250,000	253,125
Couche-Tard Financing Co., 7.50%, 12/15/13	1,250,000	1,284,374
FTD, Inc., 7.75%, 02/15/14	690,000	694,313
General Nutrition Center, 8.50%, 12/01/10	600,000	619,500

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Retailers (continued)
NBC Acquisition Corp., 14.85%, 03/15/13 (j)	$625,000	$487,500
Nebraska Book Co., 8.63%, 03/15/12	625,000	603,125
Penney (J.C.) Co., Inc., 9.00%, 08/01/12	529,000	605,556
U.S. Office Products Co., 0.00%, 06/15/08 (d) (e) (g) (h) (i)	475,000	0
United Auto Group, Inc., 7.75%, 12/15/16	200,000	202,000

		5,027,243

Services (0.8%)
Insurance Automotive Auctions, Inc., 11.00%, 04/01/13	825,000	936,375
West Corp, 9.50%, 10/15/14 (b)	575,000	577,875
West Corp., 11.00%, 10/15/16 (b)	475,000	482,125

		1,996,375

Supermarkets (0.0%)
Jitney-Jungle Stores of America, Inc., 0.00%, 09/15/07 (d) (e) (g) (h) (i)	100,000	0

Technology (4.5%)
Activant Solutions, Inc., 9.50%, 05/01/16 (b)	900,000	841,500
Compucom Systems, Inc., 12.00%, 11/01/14 (b)	650,000	672,750
Danka Business Systems, 11.00%, 06/15/10	425,000	435,625
Freescale Semiconductor, 8.88%, 12/15/14	625,000	625,781
iPayment, Inc., 9.75%, 05/15/14	750,000	774,375
MagnaChip Semiconductor, 8.00%, 12/15/14	350,000	236,250
Seagate Technology, 6.80%, 10/01/16	675,000	681,750
Serena Software, Inc., 10.38%, 03/15/16	725,000	773,031
Smart Modular Technologies, Inc., 10.87%, 04/01/12, (e) (f)	405,000	427,275
SS&C Technologies, Inc., 11.75%, 12/01/13	900,000	981,000
SunGard Data Systems, Inc., 9.13%, 08/15/13	1,070,000	1,128,850

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Technology (continued)
SunGard Data Systems, Inc., 10.25%, 08/15/15	$900,000	$965,250
UGS Corp., 10.00%, 06/01/12	1,150,000	1,259,251
Xerox Corp., 9.75%, 01/15/09	650,000	705,250
Xerox Corp., 7.63%, 06/15/13	475,000	501,125
Xerox Corp., 6.40%, 03/15/16	625,000	641,406

		11,650,469

Textile (0.2%)
Glenoit Corp., 0.00%, 04/15/07 (d) (e) (g) (h) (i)	125,000	0
Warnaco Group, Inc., 8.88%, 06/15/13	575,000	613,813

Tobacco (0.5%)
Reynolds American, Inc., 7.75%, 06/01/18	1,225,000	1,306,526

Transportation (1.4%)
Hertz Corp. (The), 8.88%, 01/01/14 (b)	700,000	736,750
Hertz Corp. (The), 10.50%, 01/01/16 (b)	1,075,000	1,187,875
Holt Group, Inc. (The), 0.00%, 01/15/06 (d) (e) (g) (h) (i)	50,000	0
Stena AB, 9.63%, 12/01/12	825,000	882,750
Stena AB, 7.50%, 11/01/13	575,000	570,688
Stena AB, 7.00%, 12/01/16	250,000	238,750

		3,616,813

Utility—Electric (4.1%)
CMS Energy Corp., 7.50%, 01/15/09	600,000	621,750
Edison Mission Energy, 7.73%, 06/15/09	1,200,000	1,248,000
Edison Mission Energy, 7.75%, 06/15/16	1,050,000	1,118,250
FPL Energy National Wind, 6.13%, 03/25/19 (b)	319,155	309,745
Nevada Power Co., 6.50%, 04/15/12	75,000	77,368
Nevada Power Co., 9.00%, 08/15/13	909,000	986,208
Nevada Power Co., 5.88%, 01/15/15	350,000	350,130
Nevada Power Corp., 6.50%, 05/15/18	625,000	651,038

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Utility—Electric (continued)
Northwestern Corp., 5.88%, 11/01/14	$200,000	$196,811
NRG Energy Inc., 7.38%, 01/15/17	550,000	552,750
NRG Energy, Inc., 7.25%, 02/01/14	375,000	378,750
NRG Energy, Inc., 7.38%, 02/01/16	1,375,000	1,385,312
PSEG Energy Holdings, 10.00%, 10/01/09	1,125,000	1,237,500
Sierra Pacific Resources, 6.75%, 08/15/17	400,000	394,324
TECO Energy, Inc., 6.75%, 05/01/15	225,000	236,250
TXU Corp., 5.55%, 11/15/14	650,000	620,322
TXU Corp., 6.50%, 11/15/24	375,000	355,159

		10,719,667

Utility—Natural Gas (5.7%)
Amerigas Partners LP, 7.13%, 05/20/16	875,000	879,375
El Paso Corp., 6.75%, 05/15/09	250,000	256,563
El Paso Corp., 7.80%, 08/01/31	1,450,000	1,591,375
El Paso Production Corp., 7.75%, 06/01/13	950,000	998,688
Holly Energy Partners LP, 6.25%, 03/01/15	1,375,000	1,313,125
Inergy LP, 6.88%, 12/15/14	850,000	839,375
Pacific Energy Partners, 7.13%, 06/15/14	700,000	719,152
Pacific Energy Partners, 6.25%, 09/15/15	150,000	146,888
Regency Energy Partners, 8.38%, 12/15/13 (b)	850,000	856,375
Semco Energy, Inc., 7.13%, 05/15/08	500,000	501,997
Southern Star Central Corp., 6.75%, 03/01/16	625,000	626,563
Tennessee Gas Pipeline, Inc., 7.50%, 04/01/17	200,000	219,227
Tennessee Gas Pipeline, Inc., 8.38%, 06/15/32	1,675,000	2,043,832
Transcontinental Gas Pipeline Corp., 8.88%, 07/15/12	350,000	397,250
Transcontinental Gas Pipeline Corp., 6.40%, 04/15/16	500,000	507,500

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Utility—Natural Gas (continued)
Williams Cos., Inc. (The), 7.63%, 07/15/19	$1,125,000	$1,209,375
Williams Cos., Inc. (The), 7.88%, 09/01/21	1,425,000	1,535,438

		14,642,098

Wireless Communications (2.9%)
Centennial Cellular Corp., 11.12%, 01/01/13, (e) (f)	325,000	345,313
Centennial Communication, 10.00%, 01/01/13 (b)	600,000	641,250
Cricket Communications, 9.38%, 11/01/14 (b)	450,000	477,000
Digicel Ltd., 9.25%, 09/01/12 (b)	475,000	509,438
MetroPCS Wireless, Inc., 9.25%, 11/01/14 (b)	1,000,000	1,049,999
Nextel Communications, 7.38%, 08/01/15	875,000	898,110
Rogers Wireless, Inc., 7.25%, 12/15/12	200,000	213,000
Rogers Wireless, Inc., 8.00%, 12/15/12	800,000	858,000
Rogers Wireless, Inc., 6.38%, 03/01/14	1,125,000	1,144,687
Rogers Wireless, Inc., 7.50%, 03/15/15	200,000	218,000
Rogers Wireless, Inc., 8.52%, 03/15/07 (f)	425,000	434,563
U.S. Unwired, Inc., 10.00%, 06/15/12	650,000	718,250

		7,507,610

Wireline Communications (2.8%)
AT&T Corp., 8.00%, 11/15/31	1,000,000	1,244,431
Citizens Communications, 6.25%, 01/15/13	250,000	246,563
Citizens Communications, 9.00%, 08/15/31	550,000	599,500
Nordic Telephone Co., 8.88%, 05/01/16 (b)	525,000	564,375
Qwest Corp., 8.88%, 03/15/12	3,300,000	3,691,874
Valor Telecommunications, 7.75%, 02/15/15	650,000	702,815
Windstream Corp., 8.63%, 08/01/16 (b)	275,000	302,500

		7,352,058

Total Corporate Bonds		241,894,218

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FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

PREFERRED STOCKS (0.0%)
Media—Non-Cable (0.0%)
Ziff Davis Media, Inc., Series E-1, PIK	12	$1,200

Total Preferred Stocks		1,200

REPURCHASE AGREEMENTS (4.0%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $10,316,509, collateralized by U.S. Government Agency Mortgages with a market value of $10,516,846.	$10,310,633	10,310,633

Total Repurchase Agreements		10,310,633

WARRANTS (0.1%)
Chemicals (0.0%)
General Chemical Industrial Products Series A, expiring 06/01/10 (e) (h) (i)	83	103,371
General Chemical Industrial Products Series B, expiring 06/01/10 (e) (h) (i)	61	64,955

		168,326

Entertainment (0.0%)
AMF Bowling Worldwide, Inc., Class B, expiring 03/09/09 (e) (h) (i)	811	0

Industrial—Other (0.1%)
ACP Holding Co., expiring 09/13/13 (b) (h)	96,400	168,700

Media—Non-Cable (0.0%)
Advanstar Holdings Corp., expiring 10/15/11 (b) (e) (h) (i)	150	0
XM Satellite Radio, Inc., expiring 03/15/10 (i)	300	1,425
Ziff Davis Media, Inc., expiring 08/12/12 (e) (h) (i)	2,200	0

		1,425

Packaging (0.0%)
Pliant Corp., expiring 06/01/10 (b) (e) (h) (i)	275	0

Shares or Principal Amount		Value

Paper (0.0%)
MDP Acquisitions, expiring 10/01/13 (e) (h) (i)	300	$4,650

Total Warrants		343,101

Total Investments (Cost $246,226,004) (a) — 97.7%		253,029,332
Other assets in excess of liabilities — 2.3%		5,852,258

NET ASSETS — 100.0%		$258,881,590

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	Denotes a restricted security that either (a) cannot be offered sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales.

(d)	Security in default.

(e)	Fair valued security.

(f)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006.

(g)	Issuer has filed for bankruptcy protection.

(h)	Illiquid Security.

(i)	Denotes a non-income producing security.

(j)	Step up bonds. The rate reflected in the Statement of Investments is the yield to maturity as of December 31, 2006.

PIK	Paid-In-Kind

TRAINS	Targeted Return Index Securities Trust

As of December 31, 2006, the Fund invested in the following restricted security:

Security	Acquisition Date	Shares	Cost	Value	% Net Assets
Russell Stanley Holdings	November 30, 2001	4,000	$4,000	$0.00	0.00%

See notes to financial statements.

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FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $235,915,371)	$242,718,699
Repurchase agreements, at cost and value	10,310,633

Total Investments	253,029,332

Cash	1,696,838
Interest and dividends receivable	4,534,968
Receivable for capital shares issued	184,561
Prepaid expenses	1,074

Total Assets	259,446,773

Liabilities:
Payable for investments purchased	329,779
Payable for capital shares redeemed	17,567
Accrued expenses and other payables:
Investment advisory fees	148,059
Fund administration and transfer agent fees	15,500
Administrative servicing fees	28,487
Compliance program fees (Note 3)	2,334
Other	23,457

Total Liabilities	565,183

Net Assets	$258,881,590

Represented by:
Capital	$266,308,824
Accumulated net investment income (loss)	146,288
Accumulated net realized gains (losses) from investments	(14,376,850)
Net unrealized appreciation (depreciation) on investments	6,803,328

Net Assets	$258,881,590

Net Assets:
Class I Shares	$155,024,233
Class III Shares	103,857,357

Total	$258,881,590

Shares outstanding (unlimited number of shares authorized):
Class I Shares	19,430,172
Class III Shares	13,029,096

Total	32,459,268

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$7.98
Class III Shares	$7.97

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$19,995,697
Dividend income	351,109

Total Income	20,346,806

Expenses:
Investment advisory fees	1,662,366
Fund administration and transfer agent fees	204,678
Administrative servicing fees Class I Shares	234,913
Administrative servicing fees Class III Shares	129,758
Trustee fees	9,274
Compliance program fees (Note 3)	4,789
Other	78,712

Total expenses before earnings credit	2,324,490
Earnings credit (Note 7)	(4,508)

Net Expenses	2,319,982

Net Investment Income (Loss)	18,026,824

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	282,045
Net change in unrealized appreciation/depreciation on investments	6,604,282

Net realized/unrealized gains (losses) on investments	6,886,327

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,913,151

See notes to financial statements.

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FEDERATED GVIT HIGH INCOME BOND FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$18,026,824	$19,271,809
Net realized gains (losses) on investment transactions	282,045	1,793,834
Net change in unrealized appreciation/depreciation on investments	6,604,282	(15,739,602)

Change in net assets resulting from operations	24,913,151	5,326,041

Distributions to Class I shareholders from:
Net investment income	(11,799,884)	(16,626,700)
Distributions to Class III shareholders from:
Net investment income	(6,080,652)	(2,692,367	)(b)

Change in net assets from shareholder distributions	(17,880,536)	(19,319,067)

Change in net assets from capital transactions	6,679,483	(43,122,058)

Change in net assets	13,712,098	(57,115,084)
Net Assets:
Beginning of period	245,169,492	302,284,576

End of period	$258,881,590	$245,169,492

Accumulated net investment income (loss) at end of period	$146,288	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,847,813	$40,039,358
Dividends reinvested	11,799,884	16,626,700
Cost of shares redeemed	(53,118,692)	(163,884,437)

	(31,470,995)	(107,218,379)

Class III Shares
Proceeds from shares issued	59,463,380	82,510,302	(b)
Dividends reinvested	6,080,652	2,692,367	(b)
Cost of shares redeemed (a)	(27,393,554)	(21,106,348	)(b)

	38,150,478	64,096,321

Change in net assets from capital transactions	$6,679,483	$(43,122,058)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,244,893	4,935,319
Reinvested	1,510,198	2,114,150
Redeemed	(6,747,865)	(20,486,757)

	(3,992,774)	(13,437,288)

Class III Shares
Issued	7,583,360	10,468,265	(b)
Reinvested	776,959	345,265	(b)
Redeemed	(3,483,429)	(2,661,324	)(b)

	4,876,890	8,152,206

Total change in shares	884,116	5,285,082

(a)	Amount includes redemption fees, if any.

(b)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Federated GVIT High Income Bond Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$7.44	0.61	(0.38)	0.23	(0.61)	(0.61)	$7.06	3.23%		$162,733	0.97%		8.82%		0.97%		8.82%		30.59%
Year Ended December 31, 2003	$7.06	0.57	0.96	1.53	(0.57)	(0.57)	$8.02	22.27%		$268,336	0.95%		7.74%		(c	)	(c	)	41.30%
Year Ended December 31, 2004	$8.02	0.60	0.18	0.78	(0.60)	(0.60)	$8.20	10.10%		$302,285	0.94%		7.46%		(c	)	(c	)	61.24%
Year Ended December 31, 2005	$8.20	0.64	(0.46)	0.18	(0.61)	(0.61)	$7.77	2.38%		$181,905	0.96%		7.35%		(c	)	(c	)	37.06%
Year Ended December 31, 2006	$7.77	0.60	0.19	0.79	(0.58)	(0.58)	$7.98	10.60%		$155,024	0.94%		7.38%		(c	)	(c	)	42.91%

Class III Shares
Year Ended December 31, 2005(f)	$7.83	0.39	0.01	0.40	(0.47)	(0.47)	$7.76	5.14%	(d)	$63,264	0.95%	(e)	7.23%	(e)	(c	)	(c	)	37.06%
Year Ended December 31, 2006	$7.76	0.57	0.22	0.79	(0.58)	(0.58)	$7.97	10.60%		$103,857	0.96%		7.37%		(c	)	(c	)	42.91%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	There were no fee reductions during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Federated GVIT High Income Bond Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which, approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2006, the Fund did not have securities on loan.

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Federated Investment Management Company (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $50 million	0.80%
Next $200 million	0.65%
Next $250 million	0.60%
$500 million or more	0.55%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $685,257 for the year ended December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $333,736 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $4,789.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $54,435.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $100,081,083 and sales of $99,611,825.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$17,880,536	$—	$17,880,536	$—	$17,880,536
2005	—	—	—	—	—

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$146,288	$—	$146,288	$—	$(14,376,850)	$6,803,328	$(7,427,234)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$246,226,004	$10,394,317	$(3,590,989)	$6,803,328

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$1,468,665	2009
9,115,233	2010
3,792,955	2011

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated GVIT High Income Bond Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

31

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

32

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

GVIT S&P 500 Index Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GS&P (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

GVIT S&P 500 Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Dec. 31, 2006, the GVIT S&P 500 Index Fund (Class IV at NAV) returned 15.32% versus 15.79% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 52 funds, both index and actively managed, as of Dec. 31, 2006) was 15.38%. The underperformance of the Fund versus the S&P 500 Index was primarily due to the expenses of the Fund.

The U.S. equity market posted strong gains during the reporting period. The stocks of large-capitalization value companies significantly outperformed those of large-cap growth firms; the S&P 500/Citigroup Value Index advanced 20.80% versus the 11.00% gain of the S&P 500/Citigroup Growth Index.

The Federal Reserve Board raised the target federal funds rate in five increments of 0.25% during the reporting period, moving from 4.00% to 5.25%. The Federal Reserve held the rate steady at its Federal Open Market Committee meetings in August, September, October and December.

The U.S. economy downshifted in 2006 with a marked slowdown in housing leading the way. U.S. corporate earnings growth has been on a record run, with five consecutive years of double-digit gains. During the past five years, profitability levels have risen from very low (due to adverse operating costs and financial leverage as well as numerous cost write-offs) to record levels, in many cases. Commodity price volatility increased significantly with an early-year run-up followed by a mid-year pullback. An inverted yield curve — a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities — prevailed during much of 2006 as the Fed took the federal funds rate up to 5.25%, while the 10-year Treasury note yield hovered between 4.50% and 5.00%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the United States as the U.S. dollar once again was weak.

Although 2006 was a good year overall for equities, the first significant correction since 2002 occurred, enabling a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more mature stocks. After a brief mid-year scare, inflationary pressures remained fairly low around the world. This was good news, especially in light of the unprecedented runup in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer but corrected noticeably during the fall, giving further support to the equity market rally that took place in the second half of 2006. The year also saw unprecedented share buybacks and mergers-and-acquisition activity, as well as a switch in Congress from Republican to Democratic leadership. At the end of the reporting period, the world was awash in liquidity, global growth remained strong despite the U.S. economic slowdown, U.S. corporate profitability posted a record high overall, inflation and interest rates stayed fairly low, and confidence levels were relatively strong.

PORTFOLIO MANAGERS: BlackRock Investment Management, LLC — Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

3

GVIT S&P 500 Index Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	GVIT S&P 500 Index Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class IV	15.32%	5.90%	1.31%
Class ID3	15.41%	5.91%	1.32%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund’s predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT S&P Index 500 Fund (which previously had not commenced operations) acquired all assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the GVIT S&P Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.
3	These returns, until the creation of the Class ID (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. Class ID shares’ annual returns have not been restated to reflect lower expenses than Class IV shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the Gartmore GVIT S&P 500 Index Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	GVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT S&P 500 Index Fund
Class IV	Actual		$1,000.00	$1,124.70	$1.87	0.35%
	Hypothetical	[1]	$1,000.00	$1,023.44	$1.79	0.35%
Class ID	Actual		$1,000.00	$1,125.40	$1.23	0.23%
	Hypothetical	[1]	$1,000.00	$1,024.04	$1.17	0.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	GVIT S&P 500 Index Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	90.8%
Repurchase Agreements	8.8%
Other Investments*	4.7%
Liabilities in excess of other assets**	-4.3%

100.0%

Top Holdings***
Exxon Mobil Corp.	3.2%
General Electric Co.	2.7%
Citigroup, Inc.	2.0%
Microsoft Corp.	1.8%
Bank of America Corp.	1.7%
Procter & Gamble Co.	1.4%
Johnson & Johnson, Inc.	1.4%
Pfizer, Inc.	1.3%
American International Group, Inc.	1.3%
Altria Group, Inc.	1.3%
Other	81.9%

100.0%

Top Industries
Financial Services	9.8%
Computers	8.7%
Oil & Gas	7.7%
Banks	5.1%
Retail	5.0%
Healthcare	4.9%
Insurance	4.5%
Telecommunications	4.4%
Drugs	3.8%
Electrical Equipment	3.1%
Other	43.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (90.8%)
Aerospace & Defense (1.9%)
Boeing Co. (The)	31,762	$2,821,737
General Dynamics Corp.	15,100	1,122,685
Lockheed Martin Corp.	14,600	1,344,222
Northrop Grumman Corp.	13,062	884,297
Raytheon Co.	16,600	876,480
Rockwell Collins, Inc.	5,914	374,297
United Technologies Corp.	39,800	2,488,296
Xilinx, Inc.	14,500	345,245

		10,257,259

Agriculture (0.2%)
Monsanto Co.	22,090	1,160,388

Airlines (0.1%)
Southwest Airlines Co.	28,650	438,918

Apparel (0.2%)
Jones Apparel Group, Inc.	3,500	117,005
Liz Claiborne, Inc.	3,300	143,418
Nike, Inc., Class B	8,000	792,240
V.F. Corp.	2,900	238,032

		1,290,695

Auto Parts & Equipment (0.4%)
AutoNation, Inc. (b)	5,383	114,766
AutoZone, Inc. (b)	2,300	265,788
Genuine Parts Co.	5,700	270,351
Ingersoll Rand Co.	13,300	520,429
Johnson Controls, Inc.	7,200	618,624
PACCAR, Inc. (c)	9,687	628,686
Snap-On, Inc.	1,900	90,516

		2,509,160

Automobiles (0.4%)
Ford Motor Co. (c)	77,532	582,265
General Motors Corp. (c)	23,152	711,229
Harley-Davidson, Inc. (c)	10,900	768,124

		2,061,618

Banks (5.1%)
Bank of America Corp.	177,993	9,503,045
Bank of New York Co., Inc.	28,528	1,123,147
BB&T Corp.	20,000	878,600
Bear Stearns Cos., Inc.	5,100	830,178
Commerce Bancorp, Inc. (c)	8,300	292,741
Compass Bancshares, Inc.	4,200	250,530
Fifth Third Bancorp (c)	23,085	944,869
Huntington Bancshares, Inc.	7,510	178,363

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
KeyCorp.	14,600	$555,238
M & T Bank Corp.	2,700	329,832
Mellon Financial Corp.	14,900	628,035
National City Corp.	25,200	921,312
Northern Trust Corp.	8,200	497,658
PNC Bank Corp.	11,100	821,844
Regions Financial Corp. (c)	28,871	1,079,775
Sovereign Bancorp	12,105	307,346
SunTrust Banks, Inc.	15,000	1,266,750
Synovus Financial Corp.	11,100	342,213
U.S. Bancorp	69,868	2,528,523
Wachovia Corp.	75,693	4,310,692
Zions Bancorp	4,800	395,712

		27,986,403

Beverages (1.9%)
Anheuser-Busch Cos., Inc.	30,943	1,522,396
Brown-Forman Corp., Class B	2,700	178,848
Coca-Cola Co.	80,112	3,865,404
Coca-Cola Enterprises, Inc.	10,200	208,284
Constellation Brands, Inc. (b)	7,100	206,042
Molson Coors Brewing Co.	1,900	145,236
Pepsi Bottling Group, Inc. (The)	4,700	145,277
PepsiCo, Inc.	64,730	4,048,861

		10,320,348

Biotechnology (0.4%)
Applera Corp.	7,600	278,844
Celgene Corp. (b) (c)	14,000	805,420
Gilead Sciences, Inc. (b)	17,400	1,129,782
Waters Corp. (b)	3,500	171,395

		2,385,441

Business Services (2.9%)
Apollo Group, Inc. (b)	5,900	229,923
AutoDesk, Inc. (b)	9,930	401,768
Automatic Data Processing, Inc.	20,708	1,019,869
Cintas Corp.	4,600	182,666
Compuware Corp. (b)	11,300	94,129
Convergys Corp. (b)	4,900	116,522
Dow Jones & Co., Inc. (c)	3,600	136,800
eBay, Inc. (b)	45,100	1,356,157
Electronic Data Systems Corp.	18,800	517,940
Equifax, Inc.	4,200	170,520
Exelon Corp.	27,124	1,678,704
Fidelity National Information Services, Inc. (c)	4,200	168,378

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Business Services (continued)
First Data Corp. (c)	31,616	$806,840
Fiserv, Inc. (b)	7,650	401,013
Google, Inc. (b)	8,421	3,877,703
IMS Health, Inc.	6,653	182,824
Interpublic Group Cos., Inc. (The) (b) (c)	17,700	216,648
Monster Worldwide, Inc. (b)	4,900	228,536
Moody’s Corp.	9,208	635,904
Omnicom Group, Inc.	7,200	752,688
Paychex, Inc.	12,650	500,181
Pitney Bowes, Inc.	7,600	351,044
Robert Half International, Inc.	6,100	226,432
Sabre Holdings, Inc.	3,868	123,351
Verisign, Inc. (b) (c)	10,500	252,525
Yahoo!, Inc. (b)	47,700	1,218,258

		15,847,323

Chemicals & Allied Products (1.3%)
Air Products & Chemicals, Inc.	9,200	646,576
Dow Chemical Co. (c)	37,566	1,500,386
E.I. du Pont de Nemours & Co.	37,200	1,812,012
Eastman Chemical Co. (c)	3,400	201,654
Hercules, Inc. (b)	4,200	81,102
Millipore Corp. (b) (c)	2,400	159,840
Occidental Petroleum Corp.	32,800	1,601,624
Praxair, Inc.	12,300	729,759
Rohm & Haas Co.	4,800	245,376
Sigma-Aldrich Corp. (c)	2,100	163,212

		7,141,541

Computers (8.7%)
Adobe Systems, Inc. (b)	22,100	908,752
Affiliated Computer Services, Class A (b)	5,200	253,968
American Power Conversion Corp.	7,800	238,602
Apple Computer, Inc. (b)	33,400	2,833,656
Avaya, Inc. (b)	15,666	219,011
BMC Software, Inc. (b)	7,100	228,620
CA, Inc. (c)	15,800	357,870
Cisco Systems, Inc. (b)	239,857	6,555,292
Citrix Systems, Inc. (b)	7,900	213,695
Cognizant Technology Solutions Corp. (b)	5,400	416,664
Computer Sciences Corp. (b)	7,100	378,927
Dell, Inc. (b)	88,000	2,207,920

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Computers (continued)
EMC Corp. (b)	88,100	$1,162,920
Hewlett Packard Co.	107,700	4,436,163
Intel Corp.	226,773	4,592,153
International Business Machines Corp.	59,817	5,811,222
Intuit, Inc. (b)	14,400	439,344
Lexmark International Group, Inc. (b)	4,400	322,080
Microsoft Corp.	339,340	10,132,691
NCR Corp. (b)	6,200	265,112
Network Appliance, Inc. (b)	13,900	545,992
Novell, Inc. (b)	10,700	66,340
NVIDIA Corp. (b)	13,700	507,037
Oracle Corp. (b)	158,536	2,717,307
SanDisk Corp. (b)	8,100	348,543
Sun Microsystems, Inc. (b)	142,756	773,738
Symantec Corp. (b)	40,191	837,982
Symbol Technologies, Inc.	8,200	122,508
Unisys Corp. (b) (c)	11,400	89,376

		47,983,485

Conglomerates (0.6%)
Illinois Tool Works, Inc.	15,900	734,421
ITT Industries, Inc.	6,300	357,966
Tyco International Ltd.	79,256	2,409,382

		3,501,769

Construction & Building Materials (0.9%)
Caterpillar, Inc.	25,200	1,545,517
Centex Corp. (c)	5,200	292,604
D. R. Horton, Inc.	10,600	280,794
Deere & Co.	9,600	912,672
Fluor Corp.	3,800	310,270
KB Home (c)	3,600	184,608
Lennar Corp., Class A	6,100	320,006
Masco Corp.	15,681	468,391
Pulte Corp. (c)	7,500	248,400
Sherwin Williams Co.	5,100	324,258
Vulcan Materials Co. (c)	3,292	295,852

		5,183,372

Consumer Products (2.6%)
Avery-Dennison Corp.	3,200	217,376
Avon Products, Inc.	17,100	564,984
Black & Decker Corp.	3,400	271,898
Clorox Co. (The)	6,599	423,326

9

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer Products (continued)
Colgate-Palmolive Co.	21,061	$1,374,020
Danaher Corp. (c)	9,200	666,448
Ecolab, Inc.	6,200	280,240
Estee Lauder Co., Inc. (The), Class A	5,800	236,756
Fortune Brands, Inc.	5,300	452,567
International Flavors & Fragrances, Inc. (c)	2,800	137,648
Kimberly-Clark Corp.	18,200	1,236,690
Leggett & Platt, Inc. (c)	5,600	133,840
Pall Corp. (c)	3,900	134,745
Procter & Gamble Co.	124,799	8,020,831
Whirlpool Corp. (c)	3,550	294,721

		14,446,090

Containers (0.1%)
Ball Corp.	3,300	143,880
Bemis Co.	3,100	105,338
Newell Rubbermaid, Inc.	9,300	269,235
Sealed Air Corp. (c)	2,700	175,284

		693,737

Drugs (3.8%)
AmerisourceBergen Corp.	8,708	391,512
Barr Pharmaceuticals, Inc. (b)	4,600	230,552
Biogen, Inc. (b)	14,239	700,416
Eli Lilly & Co.	39,470	2,056,387
Express Scripts, Inc., Class A (b)	5,900	422,440
Forest Laboratories, Inc., Class A (b)	13,000	657,800
Genzyme Corp. (b)	10,700	658,906
Medimmune, Inc. (b)	10,209	330,465
Merck & Co., Inc.	85,464	3,726,230
Mylan Laboratories, Inc.	9,500	189,620
Pfizer, Inc.	286,461	7,419,341
Schering Plough Corp.	56,300	1,330,932
Wyeth	53,000	2,698,760

		20,813,361

E-Commerce & Services (0.1%)
InterActiveCorp (b) (c)	9,200	341,872

Electrical Equipment (3.1%)
Cooper Industries Ltd., Class A	3,015	272,646
Eaton Corp.	6,400	480,896
Emerson Electric Co.	31,000	1,366,170
General Electric Co.	405,648	15,094,163
Grainger (W.W.), Inc.	3,100	216,814

		17,430,689

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronics (0.8%)
Agilent Technologies, Inc. (b)	15,961	$556,241
Altera Corp. (b)	15,600	307,008
Broadcom Corp., Class A (b)	17,400	562,194
Harman International Industries, Inc.	2,300	229,793
Molex, Inc. (c)	4,725	149,452
RadioShack Corp. (c)	4,300	72,154
Rockwell International Corp.	7,600	464,208
Sanmina Corp. (b)	16,800	57,960
Solectron Corp. (b) (c)	28,100	90,482
Tektronix, Inc.	2,800	81,676
Teradyne, Inc. (b) (c)	6,300	94,248
Texas Instruments, Inc.	58,800	1,693,440

		4,358,856

Entertainment (0.7%)
Electronic Arts, Inc. (b)	12,500	629,500
International Game Technology	13,500	623,700
Walt Disney Co. (The)	82,300	2,820,421

		4,073,621

Financial Services (9.8%)
AMBAC Financial Group, Inc.	4,550	405,269
American Express Co.	48,000	2,912,160
Ameriprise Financial, Inc.	8,880	483,960
Capital One Financial Corp.	15,700	1,206,074
Charles Schwab Corp.	38,550	745,557
Chicago Mercantile Exchange Holdings, Inc.	1,500	764,625
CIT Group, Inc.	8,400	468,468
Citigroup, Inc.	194,454	10,831,087
Comerica, Inc.	7,200	422,496
Countrywide Credit Industries, Inc. (c)	24,400	1,035,780
E*TRADE Financial Corp. (b)	16,900	378,898
Federal Home Loan Mortgage Corp.	26,400	1,792,560
Federal National Mortgage Association	37,386	2,220,355
Federated Investors, Inc. (c)	3,200	108,096
First Horizon National Corp. (c)	6,000	250,680
Franklin Resources, Inc.	6,200	683,054
Genworth Financial, Inc., Class A	19,100	653,411
Goldman Sachs Group, Inc.	17,000	3,388,950
H & R Block, Inc.	12,900	297,216
J.P. Morgan Chase & Co.	136,501	6,592,997

10

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Financial Services (continued)
Janus Capital Group, Inc.	7,000	$151,130
Legg Mason, Inc.	5,600	532,280
Lehman Brothers Holdings, Inc.	21,234	1,658,800
Marshall & Ilsley Corp.	9,100	437,801
Merrill Lynch & Co.	34,800	3,239,880
Morgan Stanley Dean Witter & Co.	42,200	3,436,346
SLM Corp.	16,400	799,828
State Street Corp.	12,800	863,232
T. Rowe Price Group, Inc.	9,500	415,815
Washington Mutual, Inc. (c)	38,978	1,773,109
Wells Fargo Co.	132,418	4,708,784
Western Union Co.	31,716	711,073

		54,369,771

Food & Related (2.4%)
Altria Group, Inc. (e)	82,200	7,054,403
Archer-Daniels Midland Co.	24,937	796,987
Campbell Soup Co. (c)	8,300	322,787
ConAgra, Inc.	21,900	591,300
Dean Foods Co. (b)	5,900	249,452
General Mills, Inc.	14,700	846,720
H.J. Heinz Co.	14,200	639,142
Hershey Foods Corp. (c)	7,700	383,460
Kellogg Co.	9,700	485,582
McCormick & Co. (c)	4,200	161,952
Sara Lee Corp.	32,029	545,454
SYSCO Corp.	24,700	907,972
Tyson Foods, Inc., Class A (c)	7,800	128,310
Wrigley (Wm.) Jr. Co., Class A (c)	7,800	403,416
Wrigley (Wm.) Jr. Co., Class B	1,025	52,685

		13,569,622

Healthcare (4.9%)
Abbott Laboratories (e)	60,067	2,925,864
Allergan, Inc.	6,200	742,388
Bausch & Lomb, Inc.	2,600	135,356
Baxter International, Inc.	24,700	1,145,833
Becton Dickinson & Co.	9,000	631,350
Bristol-Myers Squibb Co.	75,862	1,996,688
Cardinal Health, Inc.	15,253	982,751
Coventry Health Care, Inc. (b)	6,200	310,310
Health Management Associates, Inc., Class A (c)	7,500	158,325
Humana, Inc. (b)	6,700	370,577

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Healthcare (continued)
Johnson & Johnson, Inc.	114,911	$7,586,424
King Pharmaceuticals, Inc. (b)	7,933	126,293
McKesson Corp.	12,400	628,680
Medco Health Solutions, Inc. (b)	12,148	649,189
Medtronic, Inc. (c)	46,000	2,461,460
Quest Diagnostics, Inc.	7,200	381,600
St. Jude Medical, Inc. (b) (c)	14,200	519,152
Stryker Corp.	10,800	595,188
Tenet Healthcare Corp. (b) (c)	15,600	108,732
UnitedHealth Group, Inc.	52,944	2,844,681
Watson Pharmaceutical, Inc. (b)	3,000	78,090
Wellpoint Health Networks, Inc. (b)	23,700	1,864,953

		27,243,884

Hotels & Motels (0.5%)
Harrah’s Entertainment, Inc.	7,800	645,216
Hilton Hotels Corp.	16,100	561,890
Marriott International, Inc., Class A	12,400	591,728
Starwood Hotels & Resorts Worldwide, Inc. (c)	9,100	568,750
Wyndham Worldwide Corp. (b)	6,980	223,500

		2,591,084

Industrial (0.2%)
Parker Hannifin Corp.	5,200	399,776
Thermo Electron Corp. (b)	16,100	729,169

		1,128,945

Insurance (4.5%)
ACE Ltd.	11,812	715,453
Aetna, Inc.	21,500	928,370
AFLAC, Inc.	19,900	915,400
Allstate Corp. (The)	24,000	1,562,640
American International Group, Inc.	102,168	7,321,358
AON Corp.	11,400	402,876
Chubb Corp. (The)	16,400	867,724
CIGNA Corp.	4,600	605,222
Cincinnati Financial Corp.	5,821	263,750
Hartford Financial Services Group, Inc.	11,300	1,054,403
Lincoln National Corp.	11,777	781,993
Loews Corp.	16,601	688,443
Marsh & McLennan Cos., Inc.	20,300	622,398

11

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (continued)
MBIA, Inc. (c)	5,750	$420,095
MetLife, Inc.	29,000	1,711,290
MGIC Investment Corp.	4,000	250,160
Principal Financial Group, Inc.	9,800	575,260
Progressive Corp. (The)	28,500	690,270
Prudential Financial, Inc.	19,900	1,708,614
SAFECO Corp.	5,300	331,515
St. Paul Travelers Cos., Inc. (The)	26,065	1,399,430
Torchmark Corp.	3,100	197,656
UnumProvident Corp.	11,700	243,126
XL Capital Ltd., Class A	7,400	532,948

		24,790,394

Leisure Products (0.3%)
Brunswick Corp.	3,100	98,890
Carnival Corp.	18,300	897,615
Hasbro, Inc.	5,200	141,700
Mattel, Inc.	13,200	299,112

		1,437,317

Manufacturing (1.1%)
3M Co.	29,638	2,309,689
American Standard Cos., Inc.	7,100	325,535
Cummins Engine, Inc.	2,200	259,996
Dover Corp.	7,100	348,042
Honeywell International, Inc.	31,000	1,402,440
PPG Industries, Inc.	5,800	372,418
Stanley Works (The) (c)	2,500	125,725
Terex Corp. (b)	4,200	271,236
Textron, Inc.	5,400	506,358

		5,921,439

Medical Equipment & Supplies (0.6%)
Bard (C.R.), Inc.	4,200	348,474
Biomet, Inc.	10,651	439,567
Boston Scientific Corp. (b)	47,967	824,073
Laboratory Corp. of America Holdings (b) (c)	5,600	411,432
Patterson Cos., Inc. (b)	5,500	195,305
PerkinElmer, Inc.	3,600	80,028
Zimmer Holdings, Inc. (b)	10,126	793,676

		3,092,555

Medical Services (0.8%)
Amgen, Inc. (b)	45,932	3,137,614
Caremark Rx, Inc.	17,441	996,056
Hospira, Inc. (b)	6,736	226,195
Manor Care, Inc. (c)	3,500	164,220

		4,524,085

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Metals & Mining (0.7%)
Alcoa, Inc.	32,640	$979,526
CONSOL Energy, Inc.	6,900	221,697
Freeport-McMoRan Copper & Gold, Inc., Class B (c)	8,200	456,986
Newmont Mining Corp.	18,258	824,349
Peabody Energy Corp.	10,800	436,428
Phelps Dodge Corp.	7,800	933,816

		3,852,802

Multimedia (2.4%)
CBS Corp., Class B	32,364	1,009,110
Clear Channel Communications, Inc.	20,500	728,570
Comcast Corp., Class A (b)	79,748	3,375,733
Comcast Corp., Special Class A (b)	2,600	108,888
DIRECTV Group, Inc. (b)	32,200	803,068
E.W. Scripps Co., Class A (c)	2,400	119,856
L-3 Communications Holdings, Inc.	5,200	425,256
News Corp.	89,900	1,931,052
Time Warner, Inc.	162,521	3,539,707
Viacom Inc., Class B (b)	26,664	1,094,024

		13,135,264

Office Equipment & Supplies (0.1%)
Xerox Corp. (b)	36,400	616,980

Oil & Gas (7.7%)
Anadarko Petroleum Corp.	18,598	809,385
Apache Corp.	13,498	897,752
Ashland, Inc.	3,000	207,540
Baker Hughes, Inc.	12,300	918,318
BJ Services Co. (c)	12,800	375,296
Chesapeake Energy Corp. (c)	16,100	467,705
ChevronTexaco Corp.	86,346	6,349,021
ConocoPhillips	64,836	4,664,950
Devon Energy Corp.	17,800	1,194,024
El Paso Corp.	25,577	390,817
EOG Resources, Inc.	10,100	630,745
Exxon Mobil Corp.	230,154	17,636,700
Hess Corp.	10,100	500,657
KeySpan Corp.	5,600	230,608
Kinder Morgan, Inc.	3,800	401,850
Marathon Oil Corp.	14,501	1,341,343
Murphy Oil Corp.	8,000	406,800
Nabors Industries Ltd. (b)	13,400	399,052

12

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Oil & Gas (continued)
NICOR, Inc. (c)	2,300	$107,640
Noble Corp.	5,900	449,285
People’s Energy Corp.	1,400	62,398
Sempra Energy	10,307	576,883
Sunoco, Inc.	5,500	342,980
Transocean Sedco Forex, Inc. (b) (c)	12,600	1,019,214
Valero Energy Corp.	23,600	1,207,376
Williams Cos., Inc. (The)	22,200	579,864
XTO Energy, Inc.	13,466	633,575

		42,801,778

Oil Equipment & Services (1.0%)
Dynergy, Inc., Class A (b)	10,800	78,192
Halliburton Co.	39,500	1,226,475
National-OilWell, Inc. (b)	7,400	452,732
Rowan Cos., Inc.	5,300	175,960
Schlumberger Ltd.	46,480	2,935,677
Smith International, Inc.	8,900	365,523
Weatherford International Ltd. (b)	12,700	530,733

		5,765,292

Paper & Forest Products (0.4%)
International Paper Co.	16,621	566,776
MeadWestvaco Corp.	5,707	171,552
Pactiv Corp. (b)	6,500	231,985
Plum Creek Timber Co., Inc. (c)	5,624	224,116
Temple-Inland, Inc.	4,000	184,120
Weyerhaeuser Co.	10,500	741,826

		2,120,375

Photographic Equipment (0.1%)
Eastman Kodak Co. (c)	12,200	314,760

Printing & Publishing (0.4%)
Donnelley (R.R.) & Sons Co. (c)	7,200	255,888
Gannett Co., Inc.	10,200	616,692
McGraw-Hill Cos., Inc. (The)	13,600	925,072
Meredith Corp.	1,300	73,255
New York Times Co., Class A (c)	4,500	109,620
Tribune Co. (c)	8,864	272,834

		2,253,361

Railroads (0.6%)
Burlington Northern Santa Fe Corp.	14,500	1,070,245
CSX Corp.	18,200	626,626
Norfolk Southern Corp.	16,400	824,756
Union Pacific Corp.	10,300	947,806

		3,469,433

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (1.1%)
Apartment Investment & Management Co.	4,700	$263,294
Archstone-Smith Trust	7,600	442,396
Boston Properties, Inc.	5,000	559,400
CB Richard Ellis Group, Inc., Class A (b)	7,600	252,320
Equity Office Properties Trust	15,000	722,550
Equity Residential Property Trust (c)	10,700	543,025
Kimco Realty Corp. (c)	7,400	332,630
ProLogis Trust	8,800	534,776
Public Storage, Inc.	4,700	458,250
Realogy Corp. (b)	7,577	229,735
Simon Property Group, Inc.	9,300	941,997
Vornado Realty Trust	4,700	571,050

		5,851,423

Restaurants (0.6%)
Darden Restaurants, Inc.	6,450	259,097
McDonald’s Corp.	48,500	2,150,005
Wendy’s International, Inc.	5,800	191,922
YUM! Brands, Inc.	10,400	611,520

		3,212,544

Retail (5.0%)
Amazon.com, Inc. (b) (c)	12,800	505,088
Bed Bath & Beyond, Inc. (b)	11,900	453,390
Best Buy Co., Inc.	16,075	790,729
Big Lots, Inc. (b) (c)	5,500	126,060
Circuit City Stores, Inc. (c)	6,400	121,472
Coach, Inc. (b)	14,700	631,512
Costco Wholesale Corp.	19,200	1,015,104
CVS Corp.	33,208	1,026,459
Dillards, Inc. (c)	3,100	108,407
Dollar General Corp. (c)	10,175	163,411
Family Dollar Stores, Inc.	5,700	167,181
Federated Department Stores, Inc.	20,522	782,504
Gap, Inc. (The)	23,000	448,500
Home Depot, Inc.	81,082	3,256,253
J.C. Penney Co., Inc.	9,400	727,184
Kohl’s Corp. (b)	13,400	916,962
Kroger Co.	26,700	615,969
Limited, Inc. (The)	12,366	357,872
Lowe’s Cos., Inc.	58,872	1,833,863
Nordstrom, Inc. (c)	9,400	463,796
Office Depot, Inc. (b)	11,500	438,955

13

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Retail (continued)
OfficeMax, Inc.	3,500	$173,775
Safeway, Inc.	18,800	649,728
Sears Holdings Corp. (b)	3,573	600,014
Staples, Inc.	28,950	772,965
Starbucks Corp. (b)	30,700	1,087,394
SUPERVALU, Inc.	9,403	336,157
Target Corp.	33,016	1,883,563
Tiffany & Co. (c)	5,700	223,668
TJX Cos., Inc.	18,800	535,424
Wal-Mart Stores, Inc.	96,688	4,465,052
Walgreen Co.	38,900	1,785,121
Whole Foods Market, Inc. (c)	6,000	281,580

		27,745,112

Semiconductors (0.8%)
Advanced Micro Devices, Inc. (b) (c)	18,100	368,335
Analog Devices, Inc.	14,500	476,615
Applied Materials, Inc.	57,000	1,051,650
Jabil Circuit, Inc.	7,900	193,945
JDS Uniphase Corp. (b) (c)	9,850	164,101
KLA-Tencor Corp.	7,000	348,250
Linear Technology Corp.	13,000	394,160
LSI Logic Corp. (b)	12,600	113,400
Maxim Integrated Products, Inc.	13,500	413,370
Micron Technology, Inc. (b)	28,900	403,444
National Semiconductor Corp.	13,100	297,370
Novellus Systems (b)	6,000	206,520
PMC-Sierra, Inc. (b) (c)	12,500	83,875
QLogic Corp. (b)	7,500	164,400

		4,679,435

Steel (0.2%)
Allegheny Technologies, Inc. (c)	3,900	353,652
Nucor Corp.	11,500	628,590
United States Steel Corp.	5,200	380,328

		1,362,570

Telecommunications (4.4%)
ADC Telecomm, Inc. (b) (c)	4,957	72,025
ALLTEL Corp.	15,600	943,488
AT&T, Inc.	152,649	5,457,202
BellSouth Corp.	71,300	3,358,943
CenturyTel, Inc.	5,200	227,032
Ciena Corp. (b) (c)	4,263	118,120
Citizens Communications Co.	11,000	158,070

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (continued)
Comverse Technology, Inc. (b)	9,000	$189,990
Corning, Inc. (b)	60,200	1,126,342
Embarq Corp.	6,534	343,427
Juniper Networks, Inc. (b)	23,900	452,666
Motorola, Inc.	96,400	1,981,984
QUALCOMM, Inc.	64,900	2,452,571
Qwest Communications International, Inc. (b) (c)	60,023	502,393
Sprint Corp.	116,899	2,208,222
Tellabs, Inc. (b)	19,900	204,174
Univision Communications, Inc. (b)	8,700	308,154
Verizon Communications, Inc.	113,902	4,241,710
Windstream Corp.	20,303	288,709

		24,635,222

Tire & Rubber (0.1%)
B.F. Goodrich Co. (The)	3,900	177,645
Goodyear Tire & Rubber Co. (b) (c)	8,600	180,514

		358,159

Tobacco (0.2%)
Reynolds American, Inc.	7,400	484,478
UST, Inc.	7,100	413,220

		897,698

Trucking (0.8%)
FedEx Corp.	12,500	1,357,750
Ryder System, Inc.	2,700	137,862
United Parcel Service, Inc., Class B (c)	42,500	3,186,650

		4,682,262

Utilities (2.7%)
AES Corp. (b)	24,800	546,592
Allegheny Energy, Inc. (b)	5,600	257,096
Ameren Corp. (c)	9,000	483,570
American Electric Power Co., Inc.	16,760	713,641
CenterPoint Energy, Inc. (c)	9,700	160,826
CMS Energy Corp. (b)	6,600	110,220
Consolidated Edison, Inc. (c)	10,700	514,349
Constellation Energy Group, Inc.	6,300	433,881
Detroit Edison Co.	6,000	290,460
Dominion Resources, Inc.	14,100	1,182,144
Duke Energy Corp.	47,576	1,579,999

14

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Utilities (continued)
Edison International	12,700	$577,596
Entergy Corp.	8,800	812,416
FirstEnergy Corp.	13,286	799,950
FPL Group, Inc. (c)	14,800	805,416
NiSource, Inc.	8,464	203,982
PG&E Corp.	13,500	638,955
Pinnacle West Capital Corp. (c)	3,300	167,112
PPL Corp.	14,700	526,848
Progress Energy, Inc.	11,026	541,156
Public Service Enterprise Group, Inc.	10,700	710,266
Questar Corp.	3,500	290,675
Southern Co.	30,600	1,127,916
TECO Energy, Inc.	6,800	117,164
TXU Corp.	18,700	1,013,727
Xcel Energy, Inc. (c)	13,680	315,461

		14,921,418

Waste Management (0.2%)
Allied Waste Industries, Inc. (b) (c)	7,900	97,091
Waste Management, Inc.	20,900	768,493

		865,584

Total Common Stocks		502,436,514

REPURCHASE AGREEMENTS (8.8%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $48,944,631, collateralized by U.S. Government Agency Mortgages with a market value of $49,894,695	$48,916,368	48,916,368

Total Repurchase Agreements		48,916,368

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (4.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,205,165, collateralized by U.S. Government Agency Mortgages with a market value of $3,267,363	$3,203,297	$3,203,297
Bavaria TRR Corp., Commercial Paper, 5.40%, 01/24/07	497,908	497,908
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (d)	5,000,000	5,000,000
Deutsche Bank London, Time Deposit, 5.36%, 06/01/07 (d)	5,000,000	5,000,000
Dexia Bank Paris, Time Deposit, 5.34%, 06/01/07 (d)	5,000,000	5,000,000
Morgan Stanley, Master Note, 5.49%, 01/29/08 (d)	5,000,000	5,000,000
Washington Mutual Bank FA Certificate of Deposit, 5.32%, 02/20/07	2,000,000	2,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		25,701,205

Total Investments (Cost $525,220,187) (a) — 104.3%		577,054,087
Liabilities in excess of other assets — (4.3)%		(23,717,234)

NET ASSETS — 100.0%		$553,336,853

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

(e)	Pledged as collateral for futures.

At December 31, 2006, the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ Depreciation
138	S&P 500 Emini Futures	03/15/07	49,279,800	66,419

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

GVIT S&P 500 INDEX FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $473,100,522)*	$524,934,422
Repurchase agreements, at cost and value	52,119,665

Total investments	577,054,087

Interest and dividends receivable	864,397
Receivable for capital shares issued	1,863,938
Receivable for investments sold	81,808
Prepaid expenses	890

Total Assets	579,865,120

Liabilities:
Payable to custodian	108,601
Payable for capital shares redeemed	382,863
Payable for variation margin futures contracts	186,300
Payable upon return of securities loaned	25,701,205
Accrued expenses and other payables:
Investment advisory fees	52,800
Fund administration and transfer agent fees	24,125
Administrative servicing fees	36,550
Compliance program fees (Note 3)	4,318
Other	31,505

Total Liabilities	26,528,267

Net Assets	$553,336,853

Represented by:
Capital	$563,239,471
Accumulated net investment income (loss)	38,818
Accumulated net realized gains (losses) from investment and futures transactions	(61,841,755)
Net unrealized appreciation (depreciation) on investments and futures	51,900,319

Net Assets	$553,336,853

Net Assets:
Class IV Shares	$270,585,372
Class ID Shares	282,751,481

Total	$553,336,853

Shares outstanding (unlimited number of shares authorized):
Class IV Shares	27,390,192
Class ID Shares	28,623,493

Total	56,013,685

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class IV Shares	$9.88
Class ID Shares	$9.88
*	Includes value of securities on loan of $25,078,653.
**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 30, 2006

Investment Income:
Interest income	$1,206,676
Dividend income	6,589,397
Income from securities lending	35,309

Total Income	7,831,382

Expenses:
Investment advisory fees	573,635
Fund administration and transfer agent fees	241,723
Administrative servicing fees Class IV Shares	288,912
Trustee fees	12,325
Compliance program fees (Note 3)	8,174
Other	125,344

Total expenses before waived or reimbursed expenses and earnings credits	1,250,113
Expenses waived or reimbursed	(209,099)
Earnings credit (Note 5)	(780)

Net Expenses	1,040,234

Net Investment Income (Loss)	6,791,148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	(2,969,524)
Net realized gains (losses) on futures	2,193,595

Net realized gains (losses) on investment and futures transactions	(775,929)
Net change in unrealized appreciation/depreciation on investments and futures	55,012,201

Net realized/unrealized gains (losses) on investments and futures	54,236,272

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,027,420

See notes to financial statements.

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GVIT S&P 500 INDEX FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$6,791,148	$4,280,053
Net realized gains (losses) on investment and futures transactions	(775,929)	(7,066,693)
Net change in unrealized appreciation/depreciation on investments and futures	55,012,201	14,675,801

Change in net assets resulting from operations	61,027,420	11,889,161

Distributions to Class IV shareholders from:
Net investment income	(4,357,979)	(4,289,933)
Distributions to Class ID shareholders from:
Net investment income	(2,414,995)	—

Change in net assets from shareholder distributions	(6,772,974)	(4,289,933)

Change in net assets from capital transactions	233,511,386	(28,961,641)

Change in net assets	287,765,832	(21,362,413)
Net Assets:
Beginning of period	265,571,021	286,933,434

End of period	$553,336,853	$265,571,021

Accumulated net investment income (loss) at end of period	$38,818	$21,521

CAPITAL TRANSACTIONS:
Class IV Shares
Proceeds from shares issued	$9,503,803	$10,342,944
Dividends reinvested	4,357,979	4,289,933
Cost of shares redeemed	(42,352,251)	(43,594,518)

	(28,490,469)	(28,961,641)
Class ID Shares
Proceeds from shares issued	259,586,860 (a)	—
Dividends reinvested	2,414,995 (a)	—

	262,001,855	—

Change in net assets from capital transactions	$233,511,386	$(28,961,641)

SHARE TRANSACTIONS:
Class IV Shares
Issued	1,041,694	1,225,443
Reinvested	471,632	508,558
Redeemed	(4,630,748)	(5,172,768)

	(3,117,422)	(3,438,767)

Class ID Shares
Issued	28,369,561 (a)	—
Reinvested	253,932 (a)	—

	28,623,493	—

Total change in shares	25,506,071	3,438,767

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

17

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT S&P 500 Index Fund

		Investment Activities									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income(Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class IV Shares
Year Ended December 31, 2002	$8.12	0.10	(1.89)	(1.79)	(0.09)	(0.09)	$6.24	(22.31%)		$235,961	0.28%		1.32%		0.50%		1.10%		19.00%
Year Ended December 31, 2003(c)	$6.24	0.11	1.63	1.74	(0.13)	(0.13)	$7.85	28.33%		$281,115	0.28%		1.51%		0.47%		1.32%		2.41%
Year Ended December 31, 2004	$7.85	0.14	0.68	0.82	(0.22)	(0.22)	$8.45	10.59%		$286,933	0.28%		1.74%		0.43%		1.59%		3.10%
Year Ended December 31, 2005	$8.45	0.14	0.26	0.40	(0.14)	(0.14)	$8.71	4.75%		$265,571	0.28%		1.58%		0.47%		1.40%		4.29%
Year Ended December 31, 2006	$8.71	0.17	1.15	1.32	(0.15)	(0.15)	$9.88	15.32%		$270,585	0.31%		1.80%		0.38%		1.73%		5.40%

Class ID Shares
Year Ended December 31, 2006(f) (g)	$9.15	0.13	0.72	0.85	(0.12)	(0.12)	$9.88	9.42	%(d)	$282,751	0.23	%(e)	1.99	%(e)	0.23	%(e)	1.98	%(e)	5.40%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The GVIT S&P 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares.

(d)	Not annualized

(e)	Annualized

(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(g)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT S&P 500 Index Fund (the “Fund”), (formerly “GVIT Equity 500 Index Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser,

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31,2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$25,078,653	$25,701,205

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund.

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

BlackRock Investment Management, LLC (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Effective September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) and BlackRock, Inc. (“BlackRock”) completed a transaction involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (“FAM”), to create a new BlackRock, an independent company. Prior to September 29, 2006, FAM was the subadviser for the Fund. Prior to May 1, 2006, the Fund’s subadviser was SsgA Funds Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $1.5 billion	0.13%
Next $1.5 billion	0.12%
$3 billion or more	0.11%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $76,535 for the period ended December 31, 2006.

Effective May 1, 2006, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses from exceeding 0.23% for all classes of shares until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of December 31, 2006, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
$414,515	$500,657	$209,099

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $241,072 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2006, the Fund’s portion of such costs amounted to $8,174.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $206,804,085 and sales of $18,760,263.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

24

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$6,772,974	$—	$6,772,974	$—	$6,772,974
2005	—	—	—	—	—

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$16,545	$—	$16,545	$—	$(39,536,787)	$29,617,624	$(9,902,618)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$547,436,463	$70,721,868	$(41,104,244)	$29,617,624

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$3,067,169	2010

25

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street Equity 500 Index	$3,717,837	2009
Market Street Equity 500 Index	14,632,742	2010
Market Street Equity 500 Index	6,803,394	2011
Market Street Equity 500 Index	3,471,330	2012
Market Street Equity 500 Index	5,765,025	2013

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $2,079,290.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

26

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT S&P 500 Index Fund (formerly GVIT Equity 500 Index Fund) (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

27

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 92% of income dividends that qualify for the dividends received deduction available to corporations.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

30

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

31

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

32

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Gartmore GVIT Worldwide Leaders Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GWWL (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc.—a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Worldwide Leaders Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Worldwide Leaders Fund (Class I at NAV) returned 25.88% versus 20.65% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 26 funds as of Dec. 31, 2006) was 20.97%.

Global equities enjoyed a strong performance in 2006 as a healthy appetite for risk and strong liquidity propelled US, European and most Asian markets to double-digit gains and a recovery from a second-quarter slump, which was driven by inflation and growth fears. Strong corporate earnings growth and robust merger-and-acquisition activity fueled the upturn in global markets. The outlook for U.S. interest rates also provided support from August onwards when the Federal Reserve finally called a halt to its near two-year long cycle of increasing rates. The federal funds rate remained on hold at 5.25% during the remainder of the year and easing inflationary pressures, along with a sharp slowdown in the manufacturing sector and the housing market, prompted speculation that U.S. interest rates could fall in 2007. Meanwhile, oil prices dominated headlines throughout the year, reaching a peak around US$77 in July before declining sharply during August and September.

Fund performance benefited significantly from favorable stock selection in the United States. Stock selection by the Fund in the financials sector also proved quite productive. In terms of individual stocks, a considerable overweight by the Fund versus the benchmark in commercial real estate services firm CB Richard Ellis Group, Inc. added the most value to the Fund; the company’s share price surged after it announced a merger with U.S. counterpart Trammell Crow Co. The Fund’s holding in Anglo-Swedish drugs giant AstraZeneca PLC also proved beneficial, particularly during the first half of the year when attention focused on the company’s potential as a takeover target. Another Fund overweight—in Commerzbank AG—also supported Fund performance; the German bank’s purchase of mortgage lender Eurohypo during the first quarter led to analyst upgrades and increased earnings forecasts.

The Fund did not suffer any significant setbacks in terms of country or sector allocation during the reporting period. The worst-performing stocks held by the Fund included Japanese retailer The Daiei, Inc.—a company in which the Fund held an off-Index position early in the year; the stock, which had surged to lifetime highs on speculative buying, was hit by profit-taking and analyst downgrades. An overweight by the Fund in Norfolk Southern Corp., one of the largest rail companies in the United States, also proved costly; the stock fell sharply after the company, reported lower-than-expected second quarter profits.

We remain positive about the outlook for global equities and have positioned the Fund accordingly. We believe that the United States economy will achieve a soft landing (a rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation) in 2007 and that the global economy will continue to expand at a healthy pace.

PORTFOLIO MANAGER: Neil Rogan

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3

Gartmore GVIT Worldwide Leaders Fund

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management

& Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Worldwide Leaders Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	25.88%	12.02%	7.01%
Class III[4]	25.81%	12.01%	7.00%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until Class III shares (May 2, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Worldwide Leaders Fund
Class I	Actual		$1,000.00	$1,167.80	$6.72	1.23%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.28	1.23%
Class III	Actual		$1,000.00	$1,167.90	$6.72	1.23%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.28	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Worldwide Leaders Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.8%
Other Investments*	2.1%
Liabilities in excess of other assets**	-1.9%

100.0%

Top Holdings
Toyota Motor Corp.	4.9%
Microsoft Corp.	4.2%
McDonald’s Corp.	4.2%
CB Richard Ellis Group, Inc.	4.1%
Apple Computer, Inc.	3.9%
General Electric Co.	3.9%
Nintendo Co. Ltd.	3.6%
CBS Corp. Class B	3.6%
Julius Baer Holding Ltd.	3.5%
MAN AG	3.4%
Other	60.7%

100.0%

Top Industries
Banking	12.2%
Real Estate	9.8%
Computers	8.1%
Television	6.9%
Automotive	4.8%
Steel	4.3%
Restaurant	4.2%
Diversified Manufacturing	3.9%
Toys	3.6%
Machinery	3.4%
Other	38.8%

100.0%

Top Countries
United States	41.0%
Japan	14.4%
United Kingdom	10.3%
Switzerland	6.7%
Germany	6.4%
Netherlands	4.4%
Australia	4.2%
France	2.9%
Hong Kong	2.7%
Italy	2.4%
Other	4.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Investments — December 31, 2006 (continued)

	Shares	Value

COMMON STOCKS (99.8%)
ARGENTINA (1.9%)
Steel (1.9%)
Tenaris SA (c) (d)	39,500	$977,170

AUSTRALIA (4.2%)
Multimedia (1.5%)
News Corp. — CDI (b)	35,800	803,280

Telephone Communications (2.7%)
Telstra Corp., Ltd. (b)	650,600	1,381,011

		2,184,291

BRAZIL (1.6%)
Banking (1.6%)
Banco Bradesco SA ADR	20,300	819,105

CHINA (0.9%)
Construction (0.9%)
China Communications Construction Co. Ltd. (b)	486,000	480,520

FRANCE (2.9%)
Telecommunications (2.9%)
France Telecom SA (c)	54,600	1,506,262

GERMANY (6.4%)
Chemicals (1.4%)
Symrise AG (b)	29,204	759,366

Machinery (3.4%)
MAN AG (c)	19,890	1,796,383

Semiconductors (1.6%)
Infineon Technologies AG (b) (c)	58,700	822,056

		3,377,805

HONG KONG (2.7%)
Real Estate (2.7%)
New World Development Co. Ltd. (c)	698,000	1,399,064

ITALY (2.4%)
Banking (2.4%)
UniCredito Italiano SpA (c)	145,600	1,272,660

JAPAN (14.4%)
Automotive (4.8%)
Toyota Motor Corp. (c)	38,500	2,577,015

Real Estate (3.0%)
Sumitomo Realty & Development Co. Ltd. (c)	49,000	1,571,105

	Shares	Value

COMMON STOCKS (continued)
JAPAN (continued)
Tobacco (3.0%)
Japan Tobacco, Inc. (c)	322	$1,556,568

Toys (3.6%)
Nintendo Co. Ltd. (c)	7,400	1,916,017

		7,620,705

NETHERLANDS (4.4%)
Steel (2.4%)
Mittal Steel Co. NV (c) (d)	30,000	1,262,788

Transportation (2.0%)
TNT NV (c)	24,964	1,073,038

		2,335,826

SWITZERLAND (6.7%)
Banking (6.7%)
Credit Suisse Group (c)	23,780	1,658,438
Julius Baer Holding Ltd. (c)	16,800	1,842,816

		3,501,254

UNITED KINGDOM (10.3%)
Banking (1.5%)
Barclays PLC (c)	56,300	803,740

Insurance (2.0%)
Royal & Sun Alliance Insurance Group PLC (c)	358,400	1,067,940

Mining (3.4%)
Rio Tinto PLC (c)	33,300	1,764,531

Pharmaceuticals (3.4%)
GlaxoSmithKline PLC (c)	68,000	1,789,570

		5,425,781

UNITED STATES (41.0%)
Airlines (2.3%)
Continental Airlines, Inc. (b)	29,400	1,212,750

Computer Software & Services (2.6%)
Adobe Systems, Inc. (b)	33,600	1,381,632

Computers (8.1%)
Apple Computer, Inc. (b)	24,172	2,050,752
Microsoft Corp.	73,500	2,194,711

		4,245,463

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Investments — December 31, 2006 (continued)

	Shares	Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Diversified Manufacturing (3.9%)
General Electric Co.	54,600	$2,031,666

Finance (2.1%)
Lazard Ltd.	23,700	1,121,958

Financial Services (2.5%)
Western Union Co.	59,000	1,322,780

Food & Beverage (2.8%)
Kellogg Co.	29,900	1,496,794

Multi-Media (1.5%)
News Corp. Ltd. (The), Class B	35,300	785,778

Real Estate (4.1%)
CB Richard Ellis Group, Inc. (b)	64,800	2,151,360

Restaurants (4.2%)
McDonald’s Corp.	50,000	2,216,500

Television (6.9%)
CBS Corp. Class B	60,700	1,892,626
Comcast Corp. (b)	40,600	1,718,598

		3,611,224

		21,577,905

Total Common Stocks		52,478,348

	Shares	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (2.1%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $895,935, collateralized by U.S. Government Agency Mortgages with a market value of $913,326	895,418	$895,418
Bavaria TRR Corp. Commercial Paper 5.40%, 01/24/07	99,582	99,582
Beta Finance, Inc. Medium Term Note 5.37%, 01/31/08	100,000	100,000

Total Short-Term Securities Held as Collateral for Securities on Loan		1,095,000

Total Investments (Cost $46,201,644) (a) — 101.9%		53,573,348
Liabilities in excess of other assets — (1.9)%		(1,016,037)

NET ASSETS — 100.0%		$52,557,311

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Fair Valued Security.

(d)	All or part of security was on loan as of December 31, 2006.

ADR	American Depository Receipt

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $45,306,226)*	$52,677,930
Repurchase agreements, at cost and value	895,418

Total Investments	$53,573,348

Foreign currencies, at value (cost $748)	746
Interest and dividends receivable	76,915
Receivable for capital shares issued	10,348
Receivable for investments sold	427,525
Reclaims receivable	1,600
Prepaid expenses	200

Total Assets	54,090,682

Liabilities:
Payable to custodian	283,845
Payable for capital shares redeemed	22,166
Unrealized depreciation on spot contracts	815
Payable upon return of securities loaned	1,095,000
Accrued expenses and other payables:
Investment advisory fees	113,864
Fund administration and transfer agent fees	2,780
Administrative servicing fees	7,294
Compliance program fees (Note 3)	445
Other	7,162

Total Liabilities	1,533,371

Net Assets	$52,557,311

Represented by:
Capital	$49,805,138
Accumulated net investment income (loss)	4,509
Accumulated net realized gains (losses) from investment and foreign currency transactions	(4,642,439)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	7,390,103

Net Assets	$52,557,311

Net Assets:
Class I Shares	$29,402,523
Class III Shares	23,154,788

Total	$52,557,311

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,849,487
Class III Shares	1,456,892

Total	3,306,379

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$15.90
Class III Shares	$15.89

*	Includes value of securities on loan of $1,043,976.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$36,471
Dividend income (net of foreign withholding tax of $61,501)	983,946
Income from securities lending	25,391

Total Income	1,045,808

Expenses:
Investment advisory fees	436,694
Fund administration and transfer agent fees	43,491
Administrative servicing fees Class I Shares	44,998
Administrative servicing fees Class III Shares	30,409
Trustee fees	1,965
Compliance program fees (Note 3)	931
Other	27,444

Total expenses before earnings credit	585,932
Earnings credit (Note 6)	(265)

Net Expenses	585,667

Net Investment Income (Loss)	460,141

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	7,289,255
Net realized gains (losses) on foreign currency transactions	(27,582)

Net realized gains (losses) on investment and foreign currency transactions	7,261,673
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,489,362

Net realized/unrealized gains (losses) on investments and foreign currencies	10,751,035

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,211,176

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$460,141	$65,442
Net realized gains (losses) on investment and foreign currency transactions	7,261,673	7,595,008
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,489,362	(796,330)

Change in net assets resulting from operations	11,211,176	6,864,120

Distributions to Class I shareholders from:
Net investment income	(242,111)	(270,433)
Distributions to Class III shareholders from:
Net investment income	(177,137)	(79,754)

Change in net assets from shareholder distributions	(419,248)	(350,187)

Change in net assets from capital transactions	(3,606,433)	2,705,661

Change in net assets	7,185,495	9,219,594
Net Assets:
Beginning of period	45,371,816	36,152,222

End of period	$52,557,311	$45,371,816

Accumulated net investment income (loss) at end of period	$4,509	$(8,801)

CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$2,329,880	$3,652,072
Dividends reinvested	242,111	270,433
Cost of shares redeemed (a)	(8,715,660)	(8,105,205)

	(6,143,669)	(4,182,700)

Class III Shares:
Proceeds from shares issued	9,591,417	9,013,088
Dividends reinvested	177,137	79,754
Cost of shares redeemed (a)	(7,231,318)	(2,204,481)

	2,537,236	6,888,361

Change in net assets from capital transactions	$(3,606,433)	$2,705,661

SHARE TRANSACTIONS:
Class I Shares:
Issued	163,371	324,392
Reinvested	17,224	25,257
Redeemed	(622,054)	(727,932)

	(441,459)	(378,283)

Class III Shares:
Issued	690,316	770,878
Reinvested	12,550	7,448
Redeemed	(518,388)	(190,295)

	184,478	588,031

Total change in shares	(256,981)	209,748

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Worldwide Leaders Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$9.28	(0.04)	(2.29)	(2.33)	(0.08)	(0.02)	(0.10)	$6.85	(25.39%	)	$26,467	1.32%		0.29%		1.32%		0.29%		529.97%
Year Ended December 31, 2003	$6.85	0.01	2.46	2.47	—	—	—	$9.32	36.06%		$27,624	1.32%		0.30%		(f	)	(f	)	603.34%
Year Ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	—	$10.78	15.67%		$28,776	1.25%		0.95%		(f	)	(f	)	452.01%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	$12.73	19.34%		$29,173	1.29%		0.18%		(f	)	(f	)	360.00%
Year Ended December 31, 2006	$12.73	0.13	3.16	3.29	(0.12)	—	(0.12)	$15.90	25.88%		$29,403	1.21%		0.96%		(f	)	(f	)	269.37%

Class III Shares
Period Ended December 31, 2003(c)	$6.89	(0.01)	2.44	2.43	—	—	—	$9.32	35.27%	(d)	$5,853	1.35%	(e)	(0.31%	)(e)	(f	)	(f	)	603.34%
Year Ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	—	$10.78	15.67%		$7,376	1.25%		0.94%		(f	)	(f	)	452.01%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	$12.73	19.34%		$16,198	1.29%		0.13%		(f	)	(f	)	360.00%
Year Ended December 31, 2006	$12.73	0.12	3.16	3.28	(0.12)	—	(0.12)	$15.89	25.81%		$23,155	1.20%		0.93%		(f	)	(f	)	269.37%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period May 2, 2003 (commencement of operations) through December 31, 2003.

(d)	Not annualized.

(e)	Annualized.

(f)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Worldwide Leaders Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$1,043,976	$1,095,000

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Beginning September 29, 2006, the subadviser is no longer an affiliate of GMF.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Base Management Fee	Total Fees
Up to $50 million	0.90%
$50 million or more	0.85%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $266,785 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI World Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $66,146 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $931.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $12,347.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $131,157,682 and sales of $134,663,814.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$419,248	$—	$419,248	$—	$419,248
2005	$350,187	$—	$350,187	$—	$350,187

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$33,434	$—	$33,434	$—	$(4,562,399)	$7,281,138	$2,752,173

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$46,310,609	$7,316,767	$(54,028)	$7,262,739

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$4,533,475	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $28,924.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Worldwide Leaders Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 28% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.02 per share of foreign source income.

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Van Kampen GVIT Multi Sector Bond Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

24	Statement of Assets and Liabilities

24	Statement of Operations

25	Statements of Changes in Net Assets

26	Financial Highlights

27	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-VKGMS (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc.—a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Van Kampen GVIT Multi Sector Bond Fund

For the annual period ended Dec. 31, 2006, the Van Kampen GVIT Multi Sector Bond Fund (Class I at NAV) returned 4.84% versus 6.28% for its blended benchmark, which consists of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High Yield Market Index, 15% Citigroup World Government Bond Index—Unhedged and 10% J.P. Morgan Emerging Markets Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Bond Funds (consisting of 50 funds as of Dec. 31, 2006) was 6.07%.

The Federal Reserve Board continued to pursue its monetary tightening policy during the first half of 2006, raising the target federal funds rate by 0.25% at each of its Federal Open Market Committee meetings, reaching 5.25% by the end of June. In the second half of the year, as economic growth moderated, the housing sector weakened, and inflation concerns eased, the Federal Reserve finally took a widely anticipated respite from its record cycle of 17 consecutive rate increases, electing to keep the target rate unchanged for the remainder of 2006. The Fed, however, continued to acknowledge the potential for inflation risks and reiterated previous statements that further actions regarding interest rates would be data-dependent. During the last week of December, the financial markets were surprised by stronger-than-expected data from the Chicago Purchasing Managers Index, figures on new home sales and existing home sales, and consumer confidence reports. This data quelled much of the ongoing speculation that the soft housing and auto markets would translate into moderating economic growth and inflation, and perhaps an ease in Fed policy.

Yields rose across the U.S. Treasury yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—usually Treasury securities) during the first six months of 2006 (though more so on the short end of the curve), peaked at about mid-year and then drifted lower during most of the latter half of the year. On a net basis, however, Treasury yields across the curve ended 2006 at higher levels than those seen at the start of the year. Given the relatively low level of interest rates throughout 2006, investors increasingly sought out higher-yielding bonds. As a result, the riskier and more volatile high-yield and emerging-market debt sectors turned in the best performance during the reporting period. Within the government sectors, agency and mortgage-backed issues posted the highest returns, while the Treasury sector underperformed due to its high sensitivity to interest-rate changes. The Fund’s emerging-market debt holdings outperformed due to strong security selection and a neutral sector exposure. A below-benchmark duration* served the Fund’s investment-grade holdings well when interest rates rose.

The Fund continued to invest in a broadly diversified portfolio of fixed-income securities, with exposures across most major bond market sectors. The Fund’s mortgage-backed securities exposure provided mixed results, with the gains from high-coupon securities tempered by an overall defensive position. In addition, the high-yield component of the Fund underperformed due to a below-benchmark weighting in that segment of the market, which performed particularly well during the year. Currency positioning led to underperformance of the Fund’s non-U.S. dollar holdings relative to the benchmark.

As of the end of the reporting period, the Fund continued to have a below-benchmark allocation to the corporate and mortgage-backed sectors, as well as the agency, U.S. investment-grade and high-yield sectors. This posture is based on our view that these sectors currently offer relatively unattractive yield premiums. In contrast, allocations to U.S. Treasury and cash-equivalent securities were greater than those of the benchmark. Non-U.S. and emerging-market debt sectors were neutrally weighted at year-end, reflecting our view that current valuations appear to be fair.

The Fund’s duration was 1.1 years shorter than that of the benchmark as of the end of the reporting period. We expanded this duration underweight during the last quarter of the period, because we believe that Treasury yields are likely to increase in 2007.

PORTFOLIO MANAGER: Roberto Sella

*Duration is a measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

Citigroup Broad Investment Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage and investment-grade corporate securities with maturities of one year or more, and generally represents the U.S. bond market.

Citigroup High Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

3

J.P. Morgan Emerging Markets Bond Index: An unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, eurobonds and U.S. dollar-denominated local markets instruments.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation, the parent company of Gartmore Mutual Fund Capital Trust (“GMFCT”), the investment adviser to Gartmore Mutual Funds (the “Funds”), entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT from Nationwide Corporation, Inc.. NFS is a majority-owned subsidiary of Nationwide Corporation and is thus already affiliated with GMFCT. However, because a portion of the stock of NFS is owned by public investors, the purchase of GMFCT by NFS could constitute a change of control, terminating all investment advisory agreements with the Funds to which GMFCT is a party. The Board of Trustees of the Funds has approved new investment advisory agreements with GMFCT subject to the same material terms as in the current investment advisory agreements, which would become effective upon the approval of the shareholders of each Fund. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Van Kampen GVIT Multi Sector Bond Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	4.84%	6.53%	5.19%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen GVIT Multi-Sector Bond Fund, the Van Kampen GVIT Multi-Sector Bond Composite Index (the Composite (new))(a), Citigroup US Broad Investment-Grade Bond Index (Citigroup USBIG Index)(b), Citigroup US High Yield Market Index(c), Citigroup World Government Bond Index-unhedged(d), JP Morgan Emerging Markets Bond Index (JP Morgan EMBI Global)(e), Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index (old))(f), and Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite (new) index is a combination of Citigroup U.S. Broad Investment-Grade Bond Index (60%), Citigroup U.S. High-Yield Market Index (15%), Citigroup World Government Bond Index—unhedged (15%) and J.P. Morgan Emerging Market Bond Index (10%). Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.
(b)	The Citigroup USBIG Index is designed to track the performance of bonds issued in the U.S. investment grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.
(c)	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.
(d)	The Citigroup World Government Bond Index-unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(e)	The J.P. Morgan EMBI Global, which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.
(f)	LB U.S. Aggregate Bond Index (old) is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Van Kampen GVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Van Kampen GVIT Multi Sector Bond Fund
Class I	Actual		$1,000.00	$1,048.90	$5.32	1.03%
	Hypothetical	[1]	$1,000.00	$1,020.01	$5.26	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Van Kampen GVIT Multi Sector Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	37.7%
Asset-Backed Securities	16.8%
Sovereign Bonds	13.9%
U.S. Treasury Obligations	12.2%
Cash Equivalents	9.5%
Mortgage-Backed Obligations	3.9%
U.S. Government Agencies	3.3%
Interest Only Bonds	2.9%
Repurchase Agreements	1.2%
Yankee Dollar	0.9%
Warrants	0.1%
Options Purchased	0.1%
Other Investments*	6.0%
Liabilities in excess of other assets**	-8.5%

100.0%

Top Holdings***
U.S. Treasury Notes, 6.13%, 08/15/29	5.6%
Federal Home Loan Mortgage Corp., 0.00%, 01/16/07	5.1%
Federal National Mortgage Association, TBA, 7.00%, 12/01/36	3.3%
Bundes Republic of Deutschland, 5.63%, 01/04/28	2.5%
Federal Home Loan Bank, 0.00%, 01/10/07	2.5%
U.S. Treasury Notes, 3.13%, 05/15/07	2.1%
U.S. Treasury Notes, 8.13%, 08/15/19	2.0%
Federal Home Loan Bank, 0.00%, 01/19/07	1.7%
Bonos Y Oblig Del Estado, 5.15%, 07/30/09	1.3%
Mexican Fixed Rate Bonds, 10.00%, 12/17/15	1.1%
Other	72.8%

100.0%

Top Industries
Asset-Backed Securities	19.6%
Financial Services	13.9%
U.S. Treasury Notes	11.5%
Federal National Mortgage Association	6.6%
Federal Home Loan Mortgage Corporation	5.7%
Federal Home Loan Bank Discount Notes	4.1%
Real Estate Investment Trusts	2.7%
Mortgage Bankers and Brokers	2.5%
Oil & Gas	2.4%
Telecommunications	1.7%
Other	29.3%

100.0%

Top Countries
United States	87.3%
Germany	2.5%
Mexico	1.7%
Spain	1.5%
Brazil	1.4%
Philippines	1.3%
Russia	1.2%
United Kingdom	1.0%
Venezuela	0.7%
Argentina	0.5%
Other	0.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006

	Shares or Principal Amount	Value

CORPORATE BONDS (37.7%)
Advertising (0.3%)
Idearc, Inc., 8.00%, 11/15/16 (c)	$155,000	$157,325
Interpublic Group Co., Inc., 5.40%, 11/15/09	305,000	298,900
Interpublic Group Co., Inc., 6.25%, 11/15/14	205,000	190,650

		646,875

Aerospace & Defense (0.1%)
Systems 2001 Asset Trust, 6.66%, 09/15/13 (c)	278,050	291,126

Auto Parts & Equipment (0.3%)
Arvinmeritor, Inc., 8.75%, 03/01/12 (g)	665,000	683,288

Automotive (0.7%)
Daimler Chrysler NA Holdings, 8.50%, 01/18/31	180,000	214,278
General Motors Corp., 8.38%, 07/15/33 (g)	1,020,000	943,500
Sonic Automotive Inc., Series B, 8.63%, 08/15/13 (g)	445,000	458,350

		1,616,128

Banking (1.0%)
Banco ABN AMRO Real SA, 15.86%, 12/13/07 (BRL) (c)	350,000	169,016
Bank One Corp., 6.00%, 02/17/09	95,000	96,186
Chase Manhattan Corp., 7.00%, 11/15/09	240,000	251,241
Citibank N.A., 15.00%, 01/30/09 (c)	275,900	311,560
JP Morgan Chase & Co., 5.35%, 03/01/07	140,000	139,972
KFW International Finance, 2.05%, 09/21/09 (JPY)	94,000,000	813,162
Marshall & Ilsley Bank, 3.80%, 02/08/08	605,000	595,415

		2,376,552

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Brewery (0.1%)
FBG Finance, Ltd., 5.13%, 06/15/15 (c)	$250,000	$236,328

Business Services (0.2%)
Iron Mountain, Inc., 8.63%, 04/01/13	195,000	201,338
Iron Mountain, Inc., 7.75%, 01/15/15	180,000	183,600

		384,938

Cable (0.7%)
Cablevision Systems Corp., 9.87%, 04/01/09 (e)	290,000	305,950
CCH I LLC, 11.00%, 10/01/15	210,000	215,513
Comcast Cable Communication, Inc., 6.75%, 01/30/11	300,000	314,337
Echostar DBS Corp., 6.38%, 10/01/11	550,000	546,562
Echostar DBS Corp., 6.63%, 10/01/14	70,000	68,250
General Cable Corp., 9.50%, 11/15/10 (g)	100,000	106,000
TCI Communications, Inc., 7.88%, 02/15/26	90,000	102,777

		1,659,389

Chemicals & Plastics (0.8%)
Equistar Chemical, 10.13%, 09/01/08	330,000	350,625
ICI Wilmington, 4.38%, 12/01/08	115,000	112,837
JohnsonDiversey, Inc., 9.63%, 05/15/12	180,000	188,550
Nalco Co., 7.75%, 11/15/11	165,000	168,713
Westlake Chemicals, 6.63%, 01/15/16	1,070,000	1,035,224

		1,855,949

Cigarettes (0.2%)
Reynolds American, Inc., 7.25%, 06/01/13	390,000	405,403
RJ Reynolds Tobacco, 6.50%, 07/15/10	150,000	152,155

		557,558

8

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Commercial Banks (0.2%)
JP Morgan Chase Note, 19.94%, 08/14/08 (c)	$600,000	$447,000

Computers (0.2%)
Hewlett-Packard Co., 5.50%, 05/22/09 (e)	365,000	365,577

Construction & Building Materials (0.0%)
Technical Olympic USA, Inc., 9.00%, 07/01/10	100,000	98,500

Consumer Products (0.1%)
Clorox Co., 5.49%, 12/14/07 (e)	210,000	210,226

Diversified (0.0%)
Murrin Murrin Holdings, 9.38%, 08/31/07 (b) (f) (g) (h)	125,000	0

Drugs (0.1%)
Amerisourcebergen Corp., 5.63%, 09/15/12	120,000	117,969
Warner Chilcott Corp., 8.75%, 02/01/15	137,000	140,425

		258,394

Electric (0.3%)
Ipalco Enterprises, Inc., 8.38%, 11/14/08	465,000	482,438
Ohio Power Company—IBC, 6.00%, 06/01/16	225,000	231,034

		713,472

Entertainment (0.2%)
Isle Of Capri Casinos, 7.00%, 03/01/14	490,000	487,550

Environmental Controls (0.2%)
Waste Management, Inc., 7.13%, 10/01/07	450,000	454,181

Financial Services (13.8%)
AIG SunAmerica Global Finance, 6.30%, 05/10/11 (c)	395,000	411,060

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
American General Finance Corp., 4.63%, 05/15/09	$95,000	$93,500
American Home Mortgage Investment Trust, 5.70%, 04/25/44 (e)	312,393	312,735
AXA Financial, Inc., 7.75%, 08/01/10	460,000	495,453
Capital Auto Receivables Asset Trust, 5.43%, 01/15/08 (e)	358,423	358,496
Carrington Mortgage Loan Trust, 5.50%, 09/25/35 (e)	338,785	338,849
Carrington Mortgage Loan Trust, 5.47%, 10/25/35 (e)	226,260	226,284
Caterpillar Financial Services Corp., 5.45%, 08/20/07 (e)	220,000	220,187
Caterpillar Financial Services Corp., 3.63%, 11/15/07	75,000	73,906
CIT Group, Inc., 7.38%, 04/02/07 (g)	120,000	120,571
Countrywide Alternative Loan Trust, 5.63%, 10/25/35 (e)	237,231	237,363
Countrywide Alternative Loan Trust, 5.58%, 11/20/35 (e)	819,256	820,689
Countrywide Alternative Loan Trust, 5.50%, 05/25/36 (e)	749,641	749,782
Countrywide Alternative Loan Trust, 5.54%, 10/25/46 (e)	1,180,296	1,176,884
Countrywide Home Loans, Inc., 3.25%, 05/21/08	220,000	213,875
Farmers Exchange Capital, 7.05%, 07/15/28 (c)	285,000	297,407
Ford Motor Credit Co., 7.25%, 10/25/11	475,000	465,154

9

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Fresenius Medical Care Capital Trust Series IV, 7.88%, 06/15/11	$95,000	$99,513
GE Capital Credit Card Master Note Trust, 5.40%, 06/15/10 (e)	1,350,000	1,350,470
General Electric Capital Corp., 4.25%, 12/01/10 (g)	100,000	96,754
General Motors Acceptance Corp., 6.88%, 09/15/11	2,235,000	2,292,436
Harborview Mortgage Loan Trust, 5.73%, 11/19/35 (e)	796,935	800,418
Harborview Mortgage Loan Trust, 0.95%, 03/19/37	25	19
Harborview Mortgage Loan Trust, 5.57%, 10/19/37 (e)	1,320,426	1,322,340
Harborview Mortgage Loan Trust, 5.64%, 07/19/45 (e)	472,362	473,643
Harborview Mortgage Loan Trust, 5.57%, 08/21/46 (e)	1,566,146	1,567,370
Household Finance Corp., 6.50%, 05/05/09 (EUR)	140,000	194,311
John Hancock Global Funding, 7.90%, 07/02/10 (c)	155,000	167,559
Luminent Mortgage Trust, 5.55%, 10/25/46 (e)	1,179,059	1,181,038
Mantis Reef, Ltd., 4.69%, 11/14/08 (c)	425,000	419,543
MBNA Corp., 5.80%, 05/05/08 (e)	460,000	462,821
MBNA Credit Card Master Note Trust, 5.47%, 08/16/10 (e)	1,750,000	1,753,010
Merrill Lynch Mortgage Investors, Inc., 5.36%, 04/25/08 (e)	161,195	161,201

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Merrill Lynch Mortgage Investors, Inc., 5.47%, 08/25/35 (e)	$545,238	$545,513
Nationstar Home Equity Loan Trust, 5.41%, 09/25/36 (e)	1,491,387	1,491,411
New Century Home Equity Loan Trust, 5.88%, 11/25/34 (e)	121,188	121,230
Option One Mortgage Loan Trust, 5.65%, 11/25/34 (e)	61,813	61,825
Residential Accredit Loans, Inc., 5.54%, 12/25/36 (e)	1,320,870	1,320,870
Residential Accredit Loans, Inc., 5.50%, 02/25/46	1,675,000	1,675,001
Residential Accredit Loans, Inc., 5.61%, 02/25/46 (e)	534,100	534,387
Residential Accredit Loans, Inc., 5.62%, 02/25/46 (e)	591,522	591,090
Residential Asset Mortgage, Inc., 5.39%, 08/25/36 (e)	1,451,109	1,451,173
Residential Asset Mortgage, Inc., 5.40%, 10/25/36 (e)	938,584	938,700
Residential Capital Corp., 6.38%, 06/30/10 (c) (e)	460,000	465,353
Terwin Mortgage Trust, 5.47%, 07/25/35 (c) (e)	73,019	73,026
Washington Mutual, Inc., 5.62%, 04/25/45 (e)	809,987	812,697
Washington Mutual, Inc., 5.64%, 08/25/45 (e)	361,872	362,596
Washington Mutual, Inc., 5.61%, 10/25/45 (e)	725,608	727,205
Washington Mutual, Inc., 5.60%, 11/25/45 (e)	695,825	697,697
Washington Mutual, Inc., 5.57%, 12/25/45 (e)	594,211	594,981

10

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Washington Mutual, Inc., 5.70%, 04/25/46 (e)	$1,278,420	$1,285,506
Washington Mutual, Inc., 5.45%, 05/25/46 (e)	713,338	713,020

		33,417,922

Food Products & Services (0.4%)
Conagra Foods, Inc., 7.00%, 10/01/28	150,000	162,507
Conagra Foods, Inc., 8.25%, 09/15/30	100,000	122,820
Michael Foods, 8.00%, 11/15/13	120,000	124,500
Pilgrim’s Pride Corp., 9.63%, 09/15/11	270,000	282,149
Pilgrim’s Pride Corp., 9.25%, 11/15/13 (g)	95,000	99,038
Sara Lee Corp., 6.13%, 11/01/32	215,000	194,537
Smithfield Foods, Inc., 8.00%, 10/15/09	90,000	94,050

		1,079,601

Foreign Banks & Agencies (0.2%)
RSHB Capital, 7.18%, 05/16/13 (c)	280,000	295,050
RSHB Capital, 7.18%, 05/16/13	100,000	105,750

		400,800

Health Care & Health Care Services (0.2%)
Columbia HCA Healthcare, 7.69%, 06/15/25 (g)	370,000	306,249
Tenet Healthcare Corp., 7.38%, 02/01/13	310,000	284,813

		591,062

Hotels & Casinos (0.5%)
Host Marriott LP, 7.13%, 11/01/13 (g)	80,000	81,800
Host Marriott LP, 6.38%, 03/15/15	235,000	231,769
Hyatt Equities, LLC, 6.88%, 06/15/07 (c)	130,000	130,540
MGM Mirage, Inc., 6.00%, 10/01/09	300,000	299,250

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Hotels & Casinos (continued)
Starwood Hotels & Resorts, 7.38%, 05/01/07	$150,000	$150,613
Station Casinos, Inc., 6.00%, 04/01/12	340,000	322,575

		1,216,547

Insurance (0.5%)
Farmers Insurance Exchange, 8.63%, 05/01/24 (c)	250,000	299,864
Munich Re Finance BV, 6.75%, 06/21/23 (EUR)	130,000	192,281
Specialty Underwriting & Residential Finance, 5.45%, 12/25/35 (e)	30,594	30,596
Specialty Underwriting & Residential Finance, 5.47%, 06/25/36 (e)	421,206	421,256
St. Paul Travelers, 5.01%, 08/16/07	240,000	239,082

		1,183,079

Internet (0.0%)
Exodus Communications, Inc., 0.00%, 07/15/10 (b) (f) (h)	124,552	0
Rhythms Netconnections, 0.00%, 02/15/10 (b) (f) (h)	366,692	0

Machinery, Construction & Mining (0.1%)
Manitowoc Co., Inc., 10.50%, 08/01/12 (g)	214,000	229,783

Manufacturing (0.5%)
Goodman Global Holdings, 8.36%, 06/15/12	50,000	50,750
Interface, Inc., 7.30%, 04/01/08	55,000	55,963
Interface, Inc., 10.38%, 02/01/10	60,000	66,300
Interface, Inc., 9.50%, 02/01/14 (g)	225,000	236,250
Koppers Holdings, Inc., 2.85%, 11/15/14	255,000	204,000

11

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Manufacturing (continued)
Koppers, Inc., 9.88%, 10/15/13	$47,000	$51,113
Levi Strauss & Co., 10.12%, 04/01/12 (e)	190,000	194,988
Propex Fabrics, Inc., 10.00%, 12/01/12	385,000	340,724

		1,200,088

Medical (0.4%)
Fresenius Medical Cap TR II, 7.88%, 02/01/08	350,000	356,124
HCA, Inc., 5.75%, 03/15/14	185,000	153,550
HCA, Inc., 9.13%, 11/15/14 (c)	150,000	160,313
Tenet Healthcare Corp., 9.88%, 07/01/14	265,000	269,638

		939,625

Mortgage Bankers & Brokers (2.5%)
Harborview Mortgage Loan Trust, 5.50%, 11/19/36 (e)	1,664,890	1,665,671
Harborview Mortgage Loan Trust,
5.53%, 11/19/36 (e)	1,782,664	1,786,168
Harborview Mortgage Loan Trust,
5.44%, 12/19/36 (e)	624,016	624,162
Harborview Mortgage Loan Trust, 5.54%, 12/19/37 (e)	1,274,260	1,275,056
Harborview Mortgage Loan Trust, 1.11%, 10/20/45 (c)	1,126,065	731,943

		6,083,000

Multimedia (0.4%)
Time Warner, Inc., 5.61%, 11/13/09 (e)	645,000	645,419
Viacom, Inc., 6.88%, 04/30/36	380,000	375,698

		1,021,117

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Oil & Gas (2.4%)
Colorado Interstate Gas, 6.80%, 11/15/15	$150,000	$155,967
Consolidated Natural Gas, 6.25%, 11/01/11	260,000	268,537
Consumers Energy Co., 4.80%, 02/17/09	210,000	207,248
Cooper Industries, Inc., 5.25%, 11/15/12	205,000	202,927
El Paso Production Holdings, 7.75%, 06/01/13	265,000	277,256
Entergy Gulf States, 6.10%, 12/08/08 (c) (e)	270,000	270,572
Gazprom Capital, 6.21%, 11/22/16	310,000	312,170
Gazprom Capital, 8.63%, 04/28/34	190,000	245,813
Hanover Equipment Trust, Series A, 8.50%, 09/01/08 (g)	126,000	127,575
Hilcorp Energy, 10.50%, 09/01/10 (c)	153,000	163,710
Hilcorp Energy, 7.75%, 11/01/15 (c)	125,000	122,813
Husky Oil, Ltd., 8.90%, 08/15/28	525,000	549,076
Magnum Hunter Resources, 9.60%, 03/15/12	29,000	30,486
Pemex Project Funding Master Trust, 6.63%, 04/04/10 (EUR)	250,000	350,435
Pemex Project Funding Master Trust, 6.66%, 06/15/10 (c) (e)	570,000	585,104
Petro Shopping Centre, 9.00%, 02/15/12	320,000	331,200
Petroleos Mexicanos, 8.63%, 12/01/23	250,000	307,813
Petroleos Mexicanos, 9.50%, 09/15/27	720,000	967,679
Pogo Producing Co., 6.88%, 10/01/17	210,000	200,550
Sempra Energy, 4.62%, 05/17/07	155,000	154,409

		5,831,340

12

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Packaging & Containers (0.6%)
Berry Plastics Holding Co., 8.88%, 09/15/14 (c)	$440,000	$446,600
Graham Packaging Co., 8.50%, 10/15/12 (g)	155,000	156,550
Graphic Packaging International, 9.50%, 08/15/13 (g)	165,000	174,075
Owens-Illinois, Inc., 7.50%, 05/15/10 (g)	650,000	652,438

		1,429,663

Paper & Forest Products (0.8%)
Abitibi-Consolidated, Inc., 8.85%, 08/01/30	120,000	98,400
Bowater, Inc., 7.95%, 11/15/11	920,000	901,601
P.H. Glatfelter, 7.13%, 05/01/16 (g)	65,000	65,325
Pindo Deli Finance BV, 6.00%, 04/28/15 (c) (e)	145,194	111,800
Pindo Deli Finance BV, 6.00%, 04/28/18 (c) (e)	446,898	241,325
Pindo Deli Finance BV, 8.81%, 04/28/27 (c)	901,231	153,209
Tjiwi Kimia Finance BV, 6.00%, 04/28/15 (e)	192,480	153,984
Tjiwi Kimia Finance BV, 6.00%, 04/28/15 (c) (e)	183,878	147,102
Tjiwi Kimia Finance BV, 6.00%, 04/28/18 (c) (e)	183,062	98,853
Tjiwi Kimia Finance BV, 8.91%, 04/28/27 (c)	473,111	80,429

		2,052,028

Pipelines (0.6%)
Kinder Morgan Finance, 5.70%, 01/05/16	635,000	582,624
Pacific Energy Partners, 7.13%, 06/15/14	150,000	153,932
Panhandle Eastern Pipelines Series B, 2.75%, 03/15/07	85,000	84,498
Plains All American Pipeline, 6.70%, 05/15/36	230,000	236,584

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Texas Eastern Transmission, 7.00%, 07/15/32	$130,000	$145,952
The Williams Cos., Inc., 7.88%, 09/01/21	255,000	273,488

		1,477,078

Printing & Publishing (0.2%)
Dex Media West/Finance Series B, 9.88%, 08/15/13	75,000	81,750
Quebecor World Capital Corp., 8.75%, 03/15/16 (c) (g)	495,000	473,963

		555,713

Real Estate (0.3%)
Brascan Corp., 7.13%, 06/15/12	250,000	266,367
World Financial, 6.91%, 09/01/13 (c)	508,700	532,214

		798,581

Real Estate Investment Trusts (2.7%)
American Home Mortgage Assets, 5.58%, 05/25/46 (e)	1,589,614	1,588,215
American Home Mortgage Assets, 5.55%, 09/25/46 (e)	1,723,308	1,727,329
American Home Mortgage Assets, 5.51%, 10/25/46 (e)	2,047,881	2,049,914
Luminent Mortgage Trust, 5.59%, 04/25/36 (e)	1,105,630	1,108,138

		6,473,596

Research & Testing Services (0.0%)
Geophysique, 7.50%, 05/15/15	40,000	40,200

Retail (0.9%)
CVS Corp., 5.75%, 08/15/11	65,000	65,782
CVS Corp., 6.04%, 12/10/28 (c)	430,000	428,220

13

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Retail (continued)
Delhaize America, Inc., 8.13%, 04/15/11	$215,000	$231,933
Home Depot Inc, 5.49%, 12/16/09 (e)	170,000	169,988
Linens ‘N Things, Inc., 11.00%, 01/15/14 (e) (g)	560,000	543,199
May Department Stores Co., 6.70%, 07/15/34	360,000	355,094
Yum! Brands, Inc., 8.88%, 04/15/11	230,000	258,007

		2,052,223

Semiconductors (0.2%)
Freescale Semiconductor, 8.88%, 12/15/14	535,000	532,994

Special Purpose Entity (0.4%)
Innophos Investments, 13.38%, 02/15/15 (e)	125,658	131,313
Innophos, Inc., 8.88%, 08/15/14	430,000	436,450
K&F Acquisition, Inc., 7.75%, 11/15/14 (g)	370,000	381,100

		948,863

Telecommunications (1.8%)
American Tower Corp., 7.50%, 05/01/12	275,000	284,625
American Tower Corp., 7.13%, 10/15/12 (g)	100,000	102,750
AT&T Corp., 8.00%, 11/15/31 (e)	295,000	366,000
Axtel SA, 11.00%, 12/15/13 (g)	285,000	317,205
Corning, Inc., 6.25%, 02/18/10 (EUR)	60,000	83,748
Deutsche Telekom International Finance, 8.13%, 05/29/12 (EUR)	160,000	246,353
France Telecom, 8.50%, 03/01/31	115,000	150,964
France Telecom SA, 8.13%, 01/28/33 (EUR)	90,000	161,018
Intelsat Bermuda Ltd., 10.48%, 01/15/12 (e) (g)	190,000	191,663

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
National Cable PLC, 8.75%, 04/15/14 (g)	$75,000	$78,469
National Cable PLC, 9.13%, 08/15/16	100,000	105,625
Nextlink Communications, Inc., 0.00%, 06/01/09 (b) (f) (h)	350,000	0
Nextlink Communications, Inc., 0.00%, 06/01/09 (b) (f) (h)	500,000	0
Nordic Tel Co. Holdings, 8.88%, 05/01/16 (c)	155,000	165,850
Nortel Networks Corp., 4.25%, 09/01/08 (g)	190,000	183,825
Qwest Communications International, 8.87%, 02/15/09 (e)	225,000	227,813
Qwest Corp., 5.63%, 11/15/08	45,000	45,056
SBC Communications, Inc., 6.15%, 09/15/34	140,000	137,699
Sprint Capital Corp., 8.75%, 03/15/32	40,000	48,144
Telecom Italia Capital, 4.00%, 11/15/08	110,000	107,124
Telecom Italia Capital, 4.00%, 01/15/10	195,000	186,204
Ubiquitel Operating Co., 9.88%, 03/01/11	220,000	237,600
Verizon New England, 6.50%, 09/15/11	10,000	10,281
Wind Acquisition Financial SA, 10.75%, 12/01/15 (c)	490,000	557,374

		3,995,390

Telephone Communications (0.1%)
Telefonica Europe, 8.25%, 09/15/30	220,000	262,110

Textiles (0.1%)
Mohawk Industries, Inc., Series D, 7.20%, 04/15/12	235,000	244,087

14

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Transportation Services (0.3%)
CHC Helicopter Corp., 7.38%, 05/01/14	$220,000	$212,025
Norfolk Southern Corp., 7.35%, 05/15/07	115,000	115,797
Union Pacific Corp., 6.79%, 11/09/07	100,000	100,963
Union Pacific Corp., 6.63%, 02/01/08	180,000	182,090

		610,875

Utilities & Power Producers (1.1%)
AES Corp., 9.38%, 09/15/10	53,000	57,571
AES Corp., 7.75%, 03/01/14 (g)	95,000	100,225
AES Corp., 9.00%, 05/15/15 (c)	305,000	327,874
Arizona Public Service Co., 5.80%, 06/30/14	250,000	249,428
CC Funding Trust I, 6.90%, 02/16/07	305,000	305,369
Detroit Edison Co., 6.13%, 10/01/10	200,000	204,464
Entergy Gulf States, 3.60%, 06/01/08	65,000	63,283
Entergy Gulf States, 5.77%, 12/01/09 (e)	105,000	104,773
Foundation PA Coal Co., 7.25%, 08/01/14 (g)	50,000	50,875
MSW Energy Holdings, 7.38%, 09/01/10	185,000	188,700
MSW Energy Holdings, 8.50%, 09/01/10	45,000	46,800
National Grid Transco, PLC, 5.00%, 07/02/18 (EUR)	110,000	145,207
NiSource Finance Corp., 5.94%, 11/23/09 (e)	120,000	120,036
TXU Corp., 4.81%, 11/17/14	300,000	296,385
TXU Energy Co., 7.00%, 03/15/13	175,000	183,113
Wisconsin Electric Power Co., 3.50%, 12/01/07	110,000	108,198

		2,552,301

Total Corporate Bonds		90,562,697

	Shares or Principal Amount	Value

ASSET-BACKED SECURITIES (16.8%)
Aegis Asset Backed Securities Trust, 5.46%, 10/25/35 (e)	$237,839	$237,866
Banc of America Funding Corp., 5.67%, 09/20/35 (e)	409,820	411,451
Bear Stearns Asset Backed, Inc., 5.57%, 03/25/35 (e)	644,732	644,992
Bear Stearns Asset Backed, Inc., 5.47%, 08/25/35 (e)	288,271	288,328
Bear Stearns Mortgage Funding Trust, 5.57%, 07/25/36 (e)	1,329,495	1,327,900
Bear Stearns Mortgage Funding Trust, 5.52%, 12/25/36 (e)	1,100,000	1,100,000
Capital Auto Receivables Asset Trust, 5.41%, 04/15/08 (e)	262,345	262,364
Capital Auto Receivables Asset Trust, 5.41%, 05/15/11 (e)	1,900,000	1,900,000
Countrywide Alternative Loan Trust, 5.70%, 11/20/35 (e)	893,527	896,178
Countrywide Alternative Loan Trust, 6.46%, 02/25/36 (e)	1,579,576	1,595,372
Countrywide Alternative Loan Trust, 5.62%, 07/25/46 (e)	1,016,437	1,019,947
Countrywide Alternative Loan Trust, 5.37%, 09/25/46 (e)	1,272,513	1,272,188
Credit Based Asset Servicing and Securities, 5.45%, 08/25/35 (e)	353,574	353,570
Credit Based Asset Servicing and Securities, 5.46%, 08/25/35 (e)	209,345	209,375
DSLA Mortgage Loan Trust, 5.52%, 11/19/37 (e)	1,612,437	1,615,024

15

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
DSLA Mortgage Loan Trust, 5.77%, 04/19/47 (e)	$11,629,033	$1,631,069
First Franklin Mortgage Loan Asset Backed Certificates, 5.45%, 07/25/35 (e)	399,548	399,608
First Franklin Mortgage Loan Asset Backed Certificates, 5.37%, 07/25/36 (e)	1,171,906	1,171,848
Fremont Home Loan Trust, 5.37%, 10/25/36 (e)	1,548,504	1,548,528
Greenpoint Mortgage Funding Trust, 5.67%, 03/25/36 (e)	1,524,899	1,525,802
GSAMP Trust, 5.47%, 08/25/35 (e)	171,300	171,314
GSAMP Trust, 5.40%, 01/25/37	1,200,000	1,200,000
GSR Mortgage Loan Trust, 5.51%, 08/25/46 (e)	1,558,559	1,558,577
Harborview Mortgage Loan Trust, 5.58%, 07/19/46 (e)	1,215,332	1,215,824
Indymac Index Mortgage Loan Trust, 5.44%, 07/25/46 (e)	1,725,000	1,733,193
Indymac Index Mortgage Loan Trust, 5.60%, 06/25/47 (e)	1,611,093	1,615,983
MBNA Master Credit Card Trust, 5.55%, 09/15/09 (e)	1,675,000	1,676,128
Securitized Asset Backed, 5.43%, 11/25/36	1,500,000	1,498,125
Soundview Home Equity Loan Trust, 5.43%, 01/25/37 (e)	1,175,000	1,175,000
Structured Asset Investment Loan Trust, 5.69%, 11/25/33 (e)	28,003	28,047
Structured Asset Investment Loan Trust, 5.45%, 07/25/35 (e)	148,580	148,587

	Shares or Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments, Inc., 5.54%, 02/25/36 (e)	$656,963	$657,720
Structured Asset Mortgage Investments, Inc., 5.66%, 02/25/36 (e)	1,097,275	1,100,578
Structured Asset Mortgage Investments, Inc., 5.62%, 04/25/36 (e)	1,864,294	1,870,892
Structured Asset Mortgage Investments, Inc., 5.55%, 07/25/36 (e)	1,267,664	1,270,805
Structured Asset Mortgage Investments, Inc., 5.55%, 07/25/36 (e)	761,483	763,365
Structured Asset Mortgage Investments, Inc., 5.55%, 08/25/36 (e)	1,182,335	1,185,297
Structured Asset Securities Corp., 5.43%, 05/25/35 (e)	1,526	1,526
Structured Asset Securities Corp., 5.55%, 06/25/35 (e)	983,390	983,730
Zuni Mortgage Loan Trust, 5.45%, 08/25/36 (e)	1,164,334	1,162,884

Total Asset-Backed Securities		40,428,985

SOVEREIGN BONDS (13.9%)
Argentina (0.5%)
Republic of Argentina, 0.00%, 04/10/05 (b) (f)	390,000	171,600
Republic of Argentina, 5.83%, 12/31/33	1,850,000	901,875
Republic of Argentina, 8.38%, 12/31/33	48,737	52,858

		1,126,333

Brazil (1.4%)
Citigroup, Inc. Brazil LTN Note, 6.00%, 05/18/09	250,000	261,713

Federal Republic of Brazil, 14.50%, 10/15/09	520,000	646,100
Federal Republic of Brazil, 10.50%, 07/14/14	180,000	227,700

16

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

SOVEREIGN BONDS (continued)
Brazil (continued)
Federal Republic of Brazil, 8.00%, 01/15/18	$136,000	$151,232
Federal Republic of Brazil, 8.88%, 10/14/19	856,000	1,044,320
Federal Republic of Brazil, 8.88%, 04/15/24	470,000	585,150
Federal Republic of Brazil, 11.00%, 08/17/40	360,000	478,440

		3,394,655

Canada (0.3%)
Canadian Government, 5.25%, 06/01/12 (CAD)	700,000	636,358

Colombia (0.4%)
Republic of Colombia, 9.75%, 04/09/11	119,170	129,299
Republic of Colombia, 8.25%, 12/22/14	155,000	175,925
Republic of Colombia, 11.75%, 02/25/20	100,000	145,250
Republic of Colombia, 8.13%, 05/21/24	170,000	196,350
Republic of Colombia, 7.38%, 09/18/37	240,000	257,640

		904,464

Ecuador (0.1%)
Republic of Ecuador, 9.38%, 12/15/15	100,000	79,000
Republic of Ecuador, 10.00%, 08/15/30	290,000	214,600

		293,600

Germany (2.4%)
Bundes Republic of Deutschland, 5.63%, 01/04/28 (EUR)	3,820,000	6,103,892

Italy (0.1%)
Buoni Poliennali Del Tesson, 5.25%, 11/01/29 (EUR)	120,000	177,237

Ivory Coast (0.0%)
Ivory Coast, 0.00%, 03/30/18 (b) (f)	285,000	66,690

Japan (0.2%)
Japanese Government, 0.80%, 03/20/13 (JPY)	50,000,000	405,662

	Shares or Principal Amount	Value

SOVEREIGN BONDS (continued)
Mexico (1.7%)
Mexican Fixed Rate Bonds, 8.00%, 12/17/15 (MXN)	$6,360,000	$610,254
Mexican Fixed Rate Bonds, 10.00%, 12/05/24 (MXN)	23,620,000	2,710,994
United Mexican States, 8.38%, 01/14/11	710,000	789,875

		4,111,123

Peru (0.3%)
Republic of Peru, 9.88%, 02/06/15	145,000	183,135
Republic of Peru, 8.38%, 05/03/16	120,000	142,500
Republic of Peru, 8.75%, 11/21/33	390,000	512,850

		838,485

Philippines (1.3%)
Republic of Philippines, 9.00%, 02/15/13	270,000	311,850
Republic of Philippines, 8.88%, 03/17/15	1,060,000	1,254,775
Republic of Philippines, 10.63%, 03/16/25	120,000	172,050
Republic of Philippines, 9.50%, 02/02/30	972,000	1,295,190

		3,033,865

Russia (1.2%)
Russian Federation, 11.00%, 07/24/18	516,000	745,310
Russian Federation, 12.75%, 06/24/28	960,000	1,733,780
Russian Federation, 5.00%, 03/31/30	948	1,070
Russian Federation, 5.00%, 03/31/30 (e)	330,000	372,537

		2,852,697

Spain (1.5%)
Bonos Y Oblig Del Estado, 5.15%, 07/30/09 (EUR)	2,250,000	3,058,287
Bonos Y Oblig Del Estado, 6.15%, 01/31/13 (EUR)	330,000	485,964

		3,544,251

17

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

SOVEREIGN BONDS (continued)
Sweden (0.3%)
Swedish Government, 5.00%, 01/28/09 (SEK)	$4,500,000	$674,073

Turkey (0.4%)
Citigroup, Inc. Turkey LTN Note, 12.00%, 08/14/08 (c) (i)	500,000	517,685

Republic of Turkey, 11.88%, 01/15/30	310,000	478,175

		995,860

Ukraine (0.1%)
Ukraine Government, 6.58%, 11/21/16 (c)	230,000	230,000

United Kingdom (1.0%)
United Kingdom Treasury, 7.25%, 12/07/07 (GBP)	1,200,000	2,391,073

Venezuela (0.7%)
Republic of Venezuela, 10.75%, 09/19/13	640,000	795,200
Republic of Venezuela, 8.50%, 10/08/14	270,000	305,505
Republic of Venezuela, 9.38%, 01/13/34	512,000	675,840

		1,776,545

Total Sovereign Bonds		33,556,863

MORTGAGE-BACKED OBLIGATIONS (3.9%)
Federal Home Loan Mortgage Corporation (0.5%)
Gold, Pool # C00712, 6.50%, 02/01/29	33,512	34,382
Gold, Pool # C01104, 8.00%, 12/01/30	37,441	39,347
Gold, Pool # C01132, 8.00%, 01/01/31	33,677	35,391
Gold, Pool # C01150, 8.00%, 02/01/31	34,531	36,288
Gold, Pool # C29808, 8.00%, 08/01/29	22,934	24,122
Gold, Pool # C39060, 8.00%, 06/01/30	982	1,032
Gold, Pool # C41333, 7.50%, 08/01/30	20,450	21,284
Gold, Pool # C41531, 8.00%, 08/01/30	10,446	10,978

	Shares or Principal Amount	Value

MORTGAGE-BACKED OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (continued)
Gold, Pool # C42327, 8.00%, 09/01/30	$2,501	$2,628
Gold, Pool # C44964, 7.50%, 11/01/30	47,501	49,438
Gold, Pool # C46946, 8.00%, 01/01/31	12,381	13,011
Gold, Pool # C48997, 8.00%, 03/01/31	89,712	94,278
Gold, Pool # C49587, 8.00%, 03/01/31	19,682	20,676
Gold, Pool # C50477, 8.00%, 04/01/31	34,845	36,604
Gold, Pool # C53381, 8.00%, 06/01/31	5,265	5,533
Gold, Pool # C53597, 8.00%, 06/01/31	152,918	160,635
Gold, Pool # C53657, 8.00%, 06/01/31	14,742	15,486
Gold, Pool # C60019, 7.50%, 11/01/31	9,288	9,657
Gold, Pool # C67851, 7.50%, 06/01/32	190,785	197,734
Gold, Pool # C69951, 6.50%, 08/01/32	44,602	45,605
Gold, Pool # C90381, 7.50%, 11/01/20	1,392	1,452
Pool # 170271, 12.00%, 08/01/15	256,449	279,730

		1,135,291

Federal National Mortgage Association (2.9%)
Pool # 251752, 6.50%, 06/01/28	132,167	135,658
Pool # 252009, 6.50%, 07/01/28	320,130	328,588
Pool # 253113, 7.50%, 03/01/30	21,532	22,476
Pool # 253673, 7.50%, 03/01/31	32,831	34,187
Pool # 253674, 8.00%, 03/01/31	2,349	2,477
Pool # 254695, 6.50%, 04/01/33	324,261	331,041
Pool # 323591, 6.50%, 03/01/29	224,764	230,702

18

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

MORTGAGE-BACKED OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Pool # 346286, 6.50%, 05/01/26	$82,554	$84,757
Pool # 370191, 6.50%, 01/01/27	6,008	6,168
Pool # 415967, 6.50%, 10/01/28	115,576	118,630
Pool # 457953, 6.50%, 01/01/29	96,943	99,504
Pool # 482616, 6.50%, 02/01/29	203,216	208,432
Pool # 50946, 6.50%, 12/01/23	26,744	27,367
Pool # 511954, 7.50%, 10/01/29	8,309	8,671
Pool # 517874, 7.50%, 02/01/30	37,696	39,253
Pool # 519145, 7.50%, 10/01/29	21,532	22,472
Pool # 523284, 7.50%, 11/01/29	2,196	2,292
Pool # 527589, 7.50%, 01/01/30	10,145	10,588
Pool # 535399, 8.00%, 07/01/30	33,352	35,178
Pool # 535533, 8.00%, 10/01/30	118,040	124,501
Pool # 540017, 8.00%, 05/01/30	6,060	6,392
Pool # 540091, 7.50%, 06/01/30	21,603	22,495
Pool # 545239, 8.00%, 09/01/31	46,630	49,182
Pool # 545551, 8.00%, 04/01/32	27,199	28,687
Pool # 545604, 8.00%, 09/01/31	16,738	17,744
Pool # 545759, 6.50%, 07/01/32	202,403	207,042
Pool # 555533, 6.50%, 04/01/33	98,631	100,974
Pool # 563324, 7.00%, 12/01/30	79,834	81,947
Pool # 564363, 8.00%, 01/01/31	2,789	2,942
Pool # 564993, 7.50%, 03/01/31	14,859	15,473

	Shares or Principal Amount	Value

MORTGAGE-BACKED OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Pool # 576112, 7.00%, 05/01/31	$3,704	$3,811
Pool # 577407, 7.50%, 07/01/31	55,815	58,072
Pool # 606566, 7.50%, 10/01/31	33,529	34,885
Pool # 613017, 8.00%, 03/01/31	3,698	3,920
Pool # 630601, 7.00%, 05/01/32	238,129	244,960
Pool # 642656, 7.00%, 07/01/32	69,160	71,144
Pool # 741875, 6.50%, 09/01/33	34,643	35,367
Pool # 836295, 7.00%, 10/01/35	653,758	671,055
Pool # 868995, 7.30%, 05/01/36	2,385,054	2,437,508
Pool # 886574, 7.31%, 08/01/36	1,205,672	1,232,358

		7,198,900

Government National Mortgage Association (0.5%)
Pool # 780141, 10.00%, 12/15/20	173,749	192,074
Pool # 780349, 10.00%, 09/15/21	219,511	242,622
Pool # 780378, 11.00%, 01/15/19	203,619	224,165
Pool # 780699, 9.50%, 12/15/17	187,927	203,424
Pool # 780709, 11.00%, 01/15/21	253,924	278,890

		1,141,175

Total Mortgage-Backed Obligations		9,475,366

INTEREST ONLY BONDS (2.9%)
Asset-Backed Securities (2.5%)
Bear Stearns Structured Products, Inc., 0.98%, 02/27/36 (c) (e)	19,322,485	581,607
Countrywide Alternative Loan Trust, 1.75%, 09/25/35 (e)	29,980,467	669,876
Countrywide Alternative Loan Trust, 1.23%, 12/20/35 (c) (e)	9,481,805	469,833

19

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

INTEREST ONLY BONDS (continued)
Asset-Backed Securities (continued)
Countrywide Alternative Loan Trust, 1.23%, 12/20/35 (c) (e)	$10,087,524	$323,063
Countrywide Alternative Loan Trust, 1.19%, 02/25/37 (e)	7,154,235	393,484
Countrywide Alternative Loan Trust, 1.49%, 03/20/46 (e)	7,075,606	336,021
Countrywide Alternative Loan Trust, 1.37%, 12/20/46	22,999,998	1,210,237
Countrywide Alternative Loan Trust, 0.00%, 02/25/47 (c) (e)	15,806,685	858,303
Greenpoint Mortgage Funding Trust, 0.72%, 08/25/45 (e)	4,041,511	123,670
Greenpoint Mortgage Funding Trust, 2.24%, 10/25/45 (e)	5,502,046	170,013
Greenpoint Mortgage Funding Trust, 2.28%, 10/25/45 (e)	2,755,457	66,682
Harborview Mortgage Loan Trust, 1.17%, 11/19/34 (e)	10,416,055	200,184
Harborview Mortgage Loan Trust, 1.41%, 06/19/35 (e)	5,903,460	140,207
Harborview Mortgage Loan Trust, 1.70%, 05/19/35 (e)	8,742,129	215,821
Harborview Mortgage Loan Trust, 2.08%, 03/19/37 (e)	6,850,524	315,766
Harborview Mortgage Loan Trust, 0.00%, 07/19/47 (b) (e) (f)	41	21
Harborview Mortgage Loan Trust, 2.18%, 07/19/47 (e)	7,525,710	283,390
Indymac Index Mortgage Loan Trust, 1.34%, 07/25/35 (e)	4,983,027	161,948

		5,661,823

	Shares or Principal Amount	Value

INTEREST ONLY BONDS (continued)
Federal Home Loan Mortgage Corporation (0.1%)
IOETTE, Series 1103, Class N, 06/15/21	$12	$24
1.63%, 06/17/27 (e)	1,581,309	60,919
6.00%, 04/15/32	1,105,737	164,565
7.00%, 07/15/33	474,827	106,635

		332,143

Federal National Mortgage Association (0.3%)
6.00%, 08/25/32	323,793	43,572
6.00%, 05/25/33	421,373	97,394
6.50%, 05/25/33 (e)	400,960	87,433
6.50%, 05/25/33 (e)	990,808	214,276
6.00%, 06/25/33	461,762	106,927
6.50%, 06/25/33 (e)	400,169	86,481

		636,083

Total Interest Only Bonds		7,488,352

U.S. GOVERNMENT AGENCIES (3.3%)
Federal National Mortgage Association (3.3%)
TBA, 7.00%, 12/01/36 (d)	7,850,000	8,056,063

Total U.S. Government Agencies		8,056,063

WARRANTS (0.1%)
Banking (0.0%)
Central Bank of Nigeria (b) (f)	500	0

Foreign Government (0.1%)
Republic of Argentina, 12/15/35 (b)	130,001	17,268
Republic of Argentina, 12/15/35 (b)	4,154,313	161,395
Republic of Venezuela, 04/15/20 (b) (f)	1,250	0

		178,663

Telecommunications (0.0%)
XO Holdings, Inc., expiring 01/16/10 (b) (g)	248	1,067
XO Holdings, Inc., Series A, expiring 01/16/10 (b)	499	349
XO Holdings, Inc., Series B, expiring 01/16/10 (b)	374	161

20

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

WARRANTS (continued)
Telecommunications (continued)
XO Holdings, Inc., Series C, expiring 01/16/10 (b)	$374	$82

		1,659

Total Warrants		180,322

YANKEE DOLLAR (0.9%)
Foreign Banks & Agencies (0.2%)
Unicredito Luxem Fin, 5.43%, 10/24/08 (c) (e)	440,000	439,989

Foreign Government (0.7%)
Argentina Securities, Inc. 2006 M3, 5.37%, 10/25/36 (e)	1,646,067	1,646,093

Total Yankee Dollar		2,086,082

CASH EQUIVALENTS (9.5%)
Federal Home Loan Bank—Discount Note (4.1%)
Federal Home Loan Bank, 3.65%, 01/10/07 (i)	6,000,000	5,994,006
Federal Home Loan Bank, 4.40%, 01/19/07 (i)	4,000,000	3,990,864

		9,984,870

Federal Home Loan Mortgage Corporation (5.1%)
Federal Home Loan Mortgage Corp., 4.33%, 01/16/07 (i)	12,200,000	12,177,356

U.S. Treasury Bills (0.3%)
3.28%, 01/11/07 (i)	700,000	699,308

Total Cash Equivalents		22,861,534

U.S. TREASURY OBLIGATIONS (12.2%)
US Treasury Bonds (0.6%)
6.38%, 08/15/27 (g)	1,300,000	1,546,899

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)
US Treasury Notes (11.6%)
3.13%, 05/15/07	$5,000,000	$4,964,845
5.75%, 08/15/10 (g)	1,000,000	1,034,492
3.88%, 02/15/13 (g)	2,360,000	2,258,685
8.13%, 08/15/19 (g)	3,625,000	4,736,005
7.63%, 02/15/25	1,000,000	1,323,516
6.13%, 08/15/29 (g)	11,475,000	13,411,404

		27,728,947

Total U.S. Treasury Obligations		29,275,846

REPURCHASE AGREEMENTS (1.2%)
Nomura Securities, 5.20%, dated 12/29/06, Due 01/02/07, repurchase price $3,012,945, Collateralized by U.S. Government Agency Mortgages With a market value of $3,071,429	3,011,205	3,011,205

Total Repurchase Agreements		3,011,205

OPTIONS PURCHASED (0.1%)	Contracts
90 Day Euro Future Put Option, expiring June 2007 (strike price 94.75)	172	55,900
90 Day Euro Future Put Option, expiring June 2007 (strike price 94.25)	630	15,750
90 Day Euro Future Put Option, expiring September 2007 (strike price 94.75)	175	62,344
90 Day Euro Future Put Option, expiring June 2007 (strike price 94.50)	144	12,600
90 Day Turkish Lira Put Option, expiring February 2007 (strike price 1.49)	463,600	944

Total Options Purchased		147,538

21

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Statement of Investments — December 31, 2006 (continued)

	Shares or Principal Amount	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (6.0%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,073,730, collateralized by U.S. Government Agency Mortgages with a market value of $3,133,377	$3,071,938	$3,071,938
Beta Finance, Inc., Medium Term Note, 5.37%, 01/02/07 (e)	300,000	300,000
CDC Financial Products, Inc. Master Note, 5.36%, 01/02/07 (e)	1,000,000	1,000,000
Comerica Certificate of Deposit, 5.33%, 01/24/07 (e)	999,997	999,997
Macquarie Bank Ltd., Medium Term Note, 5.37%, 01/22/07 (e)	4,999,792	4,999,792
Tango Finance Corp., Medium Term Note, 5.39%, 01/02/07 (e)	1,999,610	1,999,610
Washington Mutual Bank FA Certificate of Deposit, 5.32%, 02/20/07	2,000,000	2,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		14,371,337

Total Investments (Cost $253,464,000) (a) — 108.5%		261,502,190
Liabilities in excess of other assets — (8.5)%		(20,474,980)

NET ASSETS — 100.0%		$241,027,210

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Mortgage Dollar Rolls

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date is the actual maturity date.

(f)	Security in default.

(g)	All of part of the security was on loan as of December 31, 2006.

(h)	Fair Valued Security

(i)	The rate reflected in the Statement of Investments is the effective yield as of December 31, 2006.

BRL	Principal amount denominated in Brazilian Real.

CAD	Principal amount denominated in Canadian Dollar.

EUR	Principal amount denominated in Euro.

GBP	Principal amount denominated in British Pound.

JPY	Principal amount denominated in Japanese Yen.

MXN	Principal amount denominated in Mexican Peso.

SEK	Principal amount denominated in Swedish Krone.

TBA	To Be Announced

22

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2006 (continued)

At December 31, 2006, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

Currency	Date Delivery	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract:
Euro	01/29/07	(4,756,000)	$(6,017,386)	$(6,286,775)	$(269,389)
Euro	01/29/07	(370,000)	(491,848)	(489,089)	2,759
Japanese Yen	02/07/07	(100,000,000)	(872,623)	(844,754)	27,869
Swedish Krone	02/21/07	(3,000,000)	(427,186)	(439,974)	(12,788)
Total Short Contracts			$(7,809,043)	$(8,060,592)	$(251,549)
Long Contracts:
Japanese Yen	02/07/07	710,000,000	$6,137,462	$5,997,756	$(139,706)
Japanese Yen	02/07/07	1,565,000,000	13,538,765	13,220,406	(318,359)
Total Long Contracts			$19,676,227	$19,218,162	$(458,065)

At December 31, 2006, the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation)
2	Japanese Gov’t Bond	03/20/07	$2,253,131	$(14,442)
472	U.S. 10 yr. Note Future	03/30/07	50,725,250	(398,834)
			$52,978,381	$(413,276)

Number of Contracts	Short Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation)
102	U.S. 5 yr. Note Future	03/30/07	$(10,716,375)	$121,891
299	U.S. 2 yr. Note Future	03/30/07	(61,005,344)	204,196
			$(71,721,719)	$326,087

The following is a summary of written option activity for the year ended December 31, 2006, by the Fund (Dollar amount in thousands):

Covered Call Options	Contract	Premiums Received
Balance at beginning of period	0	$0
Options written	813	9
Options expired	(813)	(9)

Options outstanding at end of period	0	$0

23

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $247,380,857)*	$255,419,047
Repurchase agreements, at cost and value	6,083,143

Total Investments	261,502,190

Cash	43,853
Cash collateral pledged for futures	439,077
Interest and dividends receivable	2,476,950
Receivable for capital shares issued	29,022
Unrealized appreciation on forward foreign currency contracts	30,628
Reclaims receivable	2,770
Prepaid expenses	1,214

Total Assets	264,525,704

Liabilities:
Foreign currencies payable to custodian, at value (cost $15,635)	20,382
Payable for investments purchased	8,065,203
Payable for capital shares redeemed	22,878
Payable for variation margin on futures contracts	29,266
Unrealized depreciation on forward foreign currency contracts	740,242
Unrealized depreciation on futures contracts	14,442
Payable upon return of securities loaned	14,371,337
Accrued expenses and other payables:
Investment advisory fees	152,411
Fund administration and transfer agent fees	18,233
Administrative servicing fees	33,516
Compliance program fees (Note 3)	2,300
Other	28,284

Total Liabilities	23,498,494

Net Assets	$241,027,210

Represented by:
Capital	$233,346,648
Accumulated net investment income (loss)	302,629
Accumulated net realized gain (losses) from investment, futures, options and foreign currency transactions	121,535
Net unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	7,256,398

Net Assets	$241,027,210

Net Assets:
Class I Shares	$241,027,210

Shares outstanding (unlimited number of shares authorized):
Class I Shares	24,581,575

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$9.81

*	Includes value of securities on loan of $29,927,505.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income (net of foreign withholding tax of $8,505)	$12,959,871
Income from securities lending	107,676

Total Income	13,067,547

Expenses:
Investment advisory fees	1,838,574
Fund administration and transfer agent fees	220,293
Administrative servicing fees Class I Shares	388,141
Trustee fees	9,888
Compliance program fees (Note 3)	4,838
Other	80,051

Total expenses before earnings credit	2,541,785
Earnings credit (note 5)	(1,220)

Net Expenses	2,540,565

Net Investment Income (Loss)	10,526,982

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	168,491
Net realized gains (losses) on futures	584,111
Net realized gains (losses) on options	23,399
Net realized gains (losses) on foreign currency transactions	(1,037,148)

Net realized gains (losses) on investment, futures, options and foreign currency transactions	(261,147)
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	990,904

Net realized/unrealized gains (losses) on investments, futures, options and foreign currencies	729,757

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,256,739

See notes to financial statements.

24

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$10,526,982	$10,812,990
Net realized gains (losses) on investment, futures, options and foreign currency transactions	(261,147)	1,758,010
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	990,904	(7,058,219)

Change in net assets resulting from operations	11,256,739	5,512,781

Distributions to Class I shareholders from:
Net investment income	(9,963,083)	(9,925,208)
Net realized gains on investments	(554,113)	(1,403,948)

Change in net assets from shareholder distributions	(10,517,196)	(11,329,156)

Change in net assets from capital transactions	(18,670,729)	26,272,319

Change in net assets	(17,931,186)	20,455,944
Net Assets:
Beginning of period	258,958,396	238,502,452

End of period	$241,027,210	$258,958,396

Accumulated net investment income (loss) at end of period	$302,629	$332,241

CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$25,985,872	$50,005,573
Dividends reinvested	10,517,150	11,329,161
Cost of shares redeemed	(55,173,751)	(35,062,415)

Change in net assets from capital transactions	$(18,670,729)	$26,272,319

SHARE TRANSACTIONS:
Class I Shares:
Issued	2,653,323	5,033,371
Reinvested	1,080,579	1,155,803
Redeemed	(5,639,901)	(3,545,087)

	(1,905,999)	2,644,087

Total change in shares	(1,905,999)	2,644,087

See notes to financial statements.

25

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Van Kampen GVIT Multi Sector Bond Fund

	Net Asset Value, Beginning of Period	Investment Activities:			Distributions			Net Asset Value, End of Period	Total Return	Ratios/Supplemental Data:
		Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions			Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover
Class I Shares
Year Ended December 31, 2002	$9.14	0.42	0.22	0.64	(0.50)	—	(0.50)	$9.28	7.21%	$209,280	1.01%	4.61%	1.02%		4.60%		385.94%
Year Ended December 31, 2003	$9.28	0.36	0.74	1.10	(0.52)	—	(0.52)	$9.86	12.12%	$226,525	1.01%	3.75%	(b	)	(b	)	296.62%
Year Ended December 31, 2004	$9.86	0.42	0.21	0.63	(0.49)	—	(0.49)	$10.00	6.53%	$238,502	1.01%	4.23%	(b	)	(b	)	212.84%
Year Ended December 31, 2005	$10.00	0.42	(0.20)	0.22	(0.39)	(0.05)	(0.44)	$9.78	2.18%	$258,958	1.03%	4.26%	(b	)	(b	)	157.82%
Year Ended December 31, 2006	$9.78	0.43	0.02	0.45	(0.40)	(0.02)	(0.42)	$9.81	4.84%	$241,027	1.02%	4.24%	(b	)	(b	)	100.56%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	There were no fee reductions during the period.

See notes to financial statements.

26

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Van Kampen GVIT Multi Sector Bond Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent

27

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

28

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

29

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31,2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$26,927,505	$27,435,558*

*	Includes $13,064,221 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 12.00%, and maturity dates ranging from 01/04/07 to 01/25/48.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

30

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Morgan Stanley Investment Management, Inc. (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $200 million	0.75%
$200 million or more	0.70%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $720,919 for the year ended December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the

31

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $341,617 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $4,838.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $248,723,076 and sales of $243,920,370.

For the year ended December 31, 2006, the Fund had purchases of $305,190,090 and sales of $188,574,046 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risk not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts

32

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$10,203,318	$313,878	$10,517,196	$—	$10,517,196
2005	9,925,208	1,403,948	11,329,156	—	11,329,156

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$242,713	$11,962	$254,675	$—	$(716,082)	$8,141,969	$7,680,562

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$253,566,809	$10,115,310	$(2,179,929)	$7,935,381

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $716,082.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

33

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen GVIT Multi Sector Bond Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

34

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $313,878 as long term capital gain distributions for the maximum 15% income tax rate.

35

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

36

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

37

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

38

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

39

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40

GVIT Small Cap Growth Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GSCG (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc.—a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

GVIT Small Cap Growth Fund

For the annual period ended Dec. 31, 2006, the GVIT Small Cap Growth Fund (Class I at NAV) returned 3.21% versus 13.35% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 106 funds as of Dec. 31, 2006) was 11.12%.

The Fund is subadvised by Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Co., which returned 4.94% and 3.78%, respectively, for their sleeves of the Fund.

Oberweis Asset Management, Inc.

The sleeve of the Fund managed by Oberweis Asset Management underperformed the benchmark during the reporting period. Value-style investments dominated the small-capitalization market in 2006. The high-growth companies that make up our sleeve of the Fund reside at the opposite end of the style continuum and fared poorly in comparison to the rest of the small-cap marketplace.

In 2006, the U.S. small-cap growth equity market delivered good results, with the benchmark Russell 2000 Growth Index returning 13.35%. Within the small-cap marketplace, value once again outperformed growth; the Russell 2000 Value® Index gained 23.5%, more than 1000 basis points better than its growth counterpart. This latest data continues a trend in which the Russell 2000 Value Index has outperformed the Russell 2000 Growth Index during six of the past seven years. We expect the trend to reverse in the near future. Small-cap growth stocks outperformed their larger-cap counterparts during the reporting period, with the Russell 1000® Growth Index rising 9.1%.

We believe that investing in rapidly growing small companies that are in the early stages of their growth cycles may result in superior investment performance versus the Index over long periods of time. We believe that innovation is the key to economic growth and wealth creation. We are committed to investing in smaller companies that are at the forefront of innovation—and whose stocks offer the potential for extraordinary revenue and earnings growth.

Waddell & Reed Investment Management Co.—Small-Cap Growth

For 2006, the Russell 2000 Growth Index experienced its fourth consecutive yearly advance. Nevertheless, the period proved difficult for this sleeve of the Fund from three perspectives: short opportunity windows, sector leadership and individual holdings.

First, from an Index perspective most of the year’s return occurred early in the First Quarter with notable strength in January. This period was our worst showing for the year and we were unable to gain the lost ground in the remainder of an unsettled year.

Second, from a sector perspective, cyclical growth outperformed non-economic-sensitive growth. Materials, energy and industrials led health care, technology and consumer discretionary throughout most of the reporting period. Since our focus remained on stocks with the potential for longer-term profitability with sustainable growth, we were not heavily invested in sectors that usually benefit the most during the peak of the U.S. economic cycle.

Finally, from an individual holdings perspective, the Fund sleeve performed poorly. Five of the top 10 stocks, accounting for nearly a third of the sleeve’s weighting, posted negative returns. In addition, some of our long-held workhorse stocks, such as O’Reilly Automotive, Inc.; Cerner Corp.; Healthways, Inc.; and The Corporate Executive Board Co. underperformed.

The combination of the three factors mentioned in the paragraphs above proved to be the perfect storm—conditions that we believe are highly unlikely to be repeated in 2007. A slowing macroeconomic growth outlook should favor more typical secular growth companies; the financial characteristics of our holdings remain strong. We continue to focus on higher-quality companies with visibility and sustainability of earnings. We believe that these types of companies will fare relatively well should we experience a difficult economy ahead.

PORTFOLIO MANAGERS: Oberweis Asset Management, Inc: James W. Oberweis

Waddell & Reed Investment Management Co.: Mark G. Seferovich and Kenneth McQuade

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the largest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance

3

GVIT Small Cap Growth Fund

products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	GVIT Small Cap Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	3.21%	2.53%	7.47%
Class II4	2.99%	2.27%	7.24%
Class III[4]	3.23%	2.41%	7.38%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on May 1, 1999.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Cap Growth Fund, the Russell 2000 Growth Index (Russell 2000 Growth)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	GVIT Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Cap Growth
Class I	Actual		$1,000.00	$1,027.60	$6.54	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.53	1.28%
Class II	Actual		$1,000.00	$1,026.60	$7.76	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.54	$7.76	1.52%
Class III	Actual		$1,000.00	$1,027.70	$6.59	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	GVIT Small Cap Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	94.9%
Repurchase Agreements	5.0%
Other Investments*	11.6%
Liabilities in excess of other assets**	-11.5%

100.0%

Top Holdings***
Allscripts Healthcare Solutions, Inc.	2.5%
Healthways, Inc.	2.1%
FactSet Research Systems, Inc.	2.1%
Blackbaud, Inc.	1.9%
ITT Educational Services, Inc.	1.8%
Gaylord Entertainment Co.	1.7%
Financial Federal Corp.	1.6%
Kansas City Southern Industries, Inc.	1.6%
Focus Media Holding Ltd. ADR—KY	1.5%
Kyphon, Inc.	1.5%
Other	81.7%

100.0%

Top Industries
Computer Services, Software & Systems	16.9%
Healthcare	7.6%
Oil & Gas	6.3%
Financial Services	6.0%
Advertising	5.1%
Internet	4.1%
Communications Technology	2.9%
Medical & Dental Instruments & Supplies	2.9%
Commercial Services	2.7%
Biotechnology Research & Production	2.7%
Other	42.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (94.9%)
Advanced Materials & Products (1.5%)
Ceradyne, Inc. (b)	37,066	$2,094,229

Advertising (5.1%)
aQuantive, Inc. (b)	72,502	1,787,899
Focus Media Holding Ltd. ADR — KY (b)	33,377	2,215,899
Getty Images, Inc. (b)	23,950	1,025,539
Inventiv Health, Inc. (b)	20,171	713,045
ValueClick, Inc. (b)	63,749	1,506,389

		7,248,771

Apparel (1.6%)
Iconix Brand Group, Inc. (b)	50,000	969,500
Steven Madden Ltd.	14,200	498,278
Volcom, Inc. (b)	28,800	851,616

		2,319,394

Audio & Video Products (0.5%)
DTS, Inc. (b)	27,700	670,063

Auto Parts & Equipment (2.3%)
LKQ Corp. (b) (c)	69,194	1,590,770
O’Reilly Automotive, Inc. (b)	54,300	1,740,858

		3,331,628

Biotechnology Research & Production (2.7%)
Adams Respiratory Therapeutics, Inc. (b)	34,500	1,407,944
Arthrocare Corp. (b)	22,288	889,737
Omrix Biopharmaceuticals, Inc. (b)	31,045	939,422
Palomar Medical Technologies, Inc. (b)	11,337	574,446

		3,811,549

Casinos & Gambling (2.5%)
Scientific Games Corp. (b)	57,600	1,741,248
Shuffle Master, Inc. (b) (c)	69,600	1,823,520

		3,564,768

Chemicals (0.5%)
Zoltek Cos., Inc. (b)	36,500	717,955

Commercial Services (2.7%)
CoStar Group, Inc. (b) (c)	27,500	1,472,900
CRA International, Inc. (b)	16,946	887,970
Exlservice Holdings, Inc. (b)	35,200	740,608
LECG Corp. (b)	39,871	736,816

		3,838,294

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Communications Technology (2.9%)
Comtech Group, Inc. (b) (c)	48,900	$889,491
Essex Corp. (b)	31,800	760,338
Occam Networks, Inc. (b)	24,900	410,850
Optium Corp. (b)	35,000	872,900
WebEx Communications, Inc. (b)	36,100	1,259,529

		4,193,108

Computer Services, Software & Systems (16.9%)
Acme Packet, Inc. (b)	59,319	1,224,344
Atheros Communications, Inc. (b)	41,700	889,044
Blackbaud, Inc.	103,800	2,698,801
Blackboard, Inc. (b) (c)	61,100	1,835,444
Cerner Corp. (b)	39,600	1,801,800
Concur Technologies, Inc. (b)	58,600	939,944
Dealertrack Holdings, Inc. (b)	62,700	1,844,634
DivX, Inc. (b)	31,700	731,319
Emageon, Inc. (b)	36,800	565,248
EPIQ Systems, Inc. (b) (c)	40,110	680,667
Falconstor Software, Inc. (b)	54,300	469,695
Infocrossing, Inc. (b)	19,491	317,703
Interactive Intelligence, Inc. (b)	21,600	484,272
MicroStrategy, Inc. (b)	6,500	741,065
Online Resources Corp. (b)	61,170	624,546
Rackable Systems, Inc. (b) (c)	67,600	2,093,572
Redback Networks, Inc. (b)	61,700	1,538,798
RightNow Technologies, Inc. (b)	40,496	697,341
Sigma Designs, Inc. (b)	27,300	694,785
Systems Xcellence, Inc. (b)	15,035	303,256
Travelzoo, Inc. (b)	20,100	601,995
Trident Microsystems, Inc. (b)	88,800	1,614,384
Vasco Data Security Int’l, Inc. (b)	86,500	1,025,025

		24,417,682

Construction (1.9%)
Chicago Bridge & Iron Co.	63,600	1,738,824
Desarrolladora Homex SA de CV ADR — MX (b)	17,547	1,036,501

		2,775,325

Cosmetics (0.7%)
Bare Escentuals, Inc. (b)	30,900	960,063

Distribution (1.0%)
Central European Distribution Corp. (b)	47,650	1,415,205

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Education (1.8%)
ITT Educational Services, Inc. (b)	38,700	$2,568,519

Electromedical Equipment (1.4%)
Intralase Corp. (b) (c)	62,500	1,398,750
Spectranetics Corp. (b)	40,500	457,245
Syneron Medical Ltd. (b)	8,156	221,272

		2,077,267

Electronics (1.3%)
Daktronics, Inc.	36,100	1,330,285
SimpleTech, Inc. (b)	42,400	537,632

		1,867,917

Energy (0.2%)
Canadian Solar, Inc. (b)	32,600	341,648

Financial Services (6.0%)
Corporate Executive Board Co. (The )	17,500	1,534,750
Euronet Worldwide, Inc. (b) (c)	35,200	1,045,088
FactSet Research Systems, Inc.	52,375	2,958,140
Financial Federal Corp. (c)	80,475	2,366,770
Tradestation Group, Inc. (b)	53,800	739,750

		8,644,498

Foods (0.9%)
SunOpta, Inc. (b)	34,700	305,360
United Natural Foods, Inc. (b) (c)	25,800	926,736

		1,232,096

Footwear & Related Apparel (0.7%)
Heelys, Inc. (b) (c)	31,200	1,001,832

Hazardous Waste Disposal (0.3%)
American Ecology Corp.	24,200	447,942

Healthcare (7.6%)
Allscripts Healthcare Solutions, Inc. (b) (c)	135,554	3,658,603
Healthspring, Inc. (b)	52,200	1,062,270
Healthways, Inc. (b)	62,823	2,997,285
LHC Group, Inc. (b)	13,900	396,289
Nighthawk Radiology Holdings, Inc. (b)	45,300	1,155,150
Visicu, Inc. (b) (c)	35,700	399,840
Vital Images, Inc. (b)	39,200	1,364,160

		11,033,597

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Hotels & Motels (1.7%)
Gaylord Entertainment Co. (b) (c)	46,900	$2,388,617

Human Resources (0.7%)
Kenexa Corp. (b)	29,900	994,474

Insurance (0.7%)
eHealth, Inc. (b)	9,900	199,089
HealthExtras, Inc. (b)	32,300	778,430

		977,519

Internet (4.1%)
Checkfree Corp. (b)	51,506	2,068,481
Ctrip.com International Ltd. ADR—KY	11,510	719,145
Gmarket, Inc. ADR—KR (b)	64,900	1,555,004
Loopnet, Inc. (b) (c)	51,900	777,462
Stamps.com, Inc. (b) (c)	49,600	781,200

		5,901,292

Leisure (2.0%)
Vail Resorts, Inc. (b) (c)	30,200	1,353,564
Zumiez, Inc. (b) (c)	51,800	1,530,172

		2,883,736

Machinery, Equipment, & Supplies (2.6%)
Bucyrus International, Inc., Class A	40,850	2,114,396
Kadant, Inc. (b)	22,200	541,236
Lufkin Industries	10,200	592,416
TurboChef Technologies, Inc. (b)	24,343	414,318

		3,662,366

Medical & Dental Instruments & Supplies (2.9%)
Abaxis, Inc. (b)	23,900	460,075
Foxhollow Technologies (b)	21,300	459,654
Kyphon, Inc. (b)	54,290	2,193,316
LifeCell Corp. (b)	14,200	342,788
Natus Medical, Inc. (b)	42,700	709,247

		4,165,080

Metals (1.1%)
Dynamic Materials Corp.	22,800	640,680
Ladish Company, Inc. (b)	24,900	923,292

		1,563,972

Oil & Gas (6.3%)
Allis-Chalmers Energy, Inc. (b)	29,800	686,592
ATP Oil & Gas Corp. (b)	18,891	747,517
Bill Barrett Corp. (b) (c)	46,900	1,276,149
Bronco Drilling Co., Inc. (b)	19,800	340,362
Carrizo Oil & Gas, Inc. (b)	58,734	1,704,461

9

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Oil & Gas (6.3%)
Drill-Quip, Inc. (b)	18,000	$704,880
Goodrich Petroleum Corp. (b)	9,700	350,946
Hercules Offshore, Inc. (b)	26,900	777,410
Newfield Exploration Co. (b)	37,100	1,704,745
Petrohawk Energy Corp. (b)	63,400	729,100
Pioneer Drilling Co. (b)	13,500	179,280

		9,201,442

Pharmaceuticals (1.2%)
Salix Pharmaceuticals, Inc. (b)	59,108	719,344
Sciele Pharma, Inc. (b)	39,248	941,952

		1,661,296

Printing (0.3%)
VistaPrint Ltd. (b) (c)	11,200	370,832

Restaurants (0.7%)
Panera Bread Co., Class A (b) (c)	18,900	1,056,699

Retail (0.6%)
Citi Trends, Inc. (b)	22,700	899,828

Semiconductors (2.1%)
IPG Photonics Corp. (b)	10,100	242,400
PLX Technology, Inc. (b)	42,238	550,784
Supertex, Inc. (b)	23,400	918,450
Tessera Technologies, Inc. (b)	30,644	1,236,178

		2,947,812

Storage (0.5%)
Mobile Mini, Inc. (b) (c)	24,400	657,336

Telecommunications (1.8%)
Atlantic Tele-Network, Inc.	18,087	529,949
Oplink Communications, Inc. (b)	55,300	1,136,968
Sierra Wireless, Inc. (b)	61,900	870,314

		2,537,231

Transportation (2.6%)
J.B. Hunt Transport Services, Inc.	72,700	1,509,979
Kansas City Southern Industries, Inc. (b)	77,850	2,256,093

		3,766,072

Total Common Stocks		136,208,954

Shares or Principal Amount		Value
REPURCHASE AGREEMENTS (5.0%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $7,123,963, collateralized by U.S. Government Agency Mortgages with a market value of $7,262,246	$7,119,849	$7,119,849

Total Repurchase Agreements		7,119,849

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (11.6%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $9,151,802, collateralized by U.S. Government Agency Mortgages with a market value of $9,329,321	9,146,393	9,146,393
Bavaria TRR Corp. Commercial Paper, 5.40%, 01/24/07	1,493,723	1,493,723
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (d)	1,000,000	1,000,000
Deutsche Bank London Time Deposit, 5.34%, 06/01/07	1,000,000	1,000,000
Dexia Bank Paris Time Deposit, 5.34%, 06/01/07	1,000,000	1,000,000
GE Life & Annuity Funding Agreement, 5.45%, 01/29/08 (d)	1,000,000	1,000,000
Tango Finance Corp. Medium Term Note, 5.39%, 10/15/07 (d)	1,002,197	1,002,197
Washington Mutual Bank Domestic Certificate of Deposit, 5.32%, 02/20/07	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		16,642,313

Total Investments (Cost $127,386,995) (a) — 111.5%		159,971,116
Liabilities in excess of other assets — (11.5)%		(16,485,369)

NET ASSETS — 100.0%		$143,485,747

10

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

KR	South Korea

KY	Cayman Islands

MX	Mexico

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $111,120,753)*	$143,704,874
Repurchase agreements, at cost and value	16,266,242

Total Investments	159,971,116

Interest and dividends receivable	50,165
Receivable for capital shares issued	26,021
Receivable for investments sold	707,656
Prepaid expenses	2,174

Total Assets	160,757,132

Liabilities:
Payable to custodian	1,622
Payable for investments purchased	248,798
Payable for capital shares redeemed	208,806
Payable upon return of securities loaned	16,642,313
Accrued expenses and other payables:
Investment advisory fees	115,864
Fund administration and transfer agent fees	6,975
Distribution fees	4,067
Administrative servicing fees	22,693
Compliance program fees (Note 3)	1,320
Other	18,927

Total Liabilities	17,271,385

Net Assets	$143,485,747

Represented by:
Capital	$140,981,845
Accumulated net investment income (loss)	—
Accumulated net realized gain (losses) from investments	(30,080,219)
Net unrealized appreciation (depreciation) on investments	32,584,121

Net Assets	$143,485,747

Net Assets:
Class I Shares	$123,771,355
Class II Shares	19,047,491
Class III Shares	666,901

Total	$143,485,747

Shares outstanding (unlimited number of shares authorized):
Class I Shares	7,544,353
Class II Shares	1,175,236
Class III Shares	40,889

Total	8,760,478

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$16.41
Class II Shares	$16.21
Class III Shares	$16.31

*	Includes value of securities on loan of $16,192,238.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$357,555
Dividend income	261,364
Income from securities lending	55,989

Total Income	674,908

Expenses:
Investment advisory fees	1,456,813
Fund administration and transfer agent fees	104,196
Distribution fees Class II Shares	49,092
Administrative servicing fees Class I Shares	211,909
Administrative servicing fees Class II Shares	31,873
Administrative servicing fees Class III Shares	1,200
Trustee fees	12,825
Compliance program fees (Note 3)	2,807
Other	106,832

Total expenses before earnings credit	1,977,547
Earnings credit (Note 6)	(4,316)

Net Expenses	1,973,231

Net Investment Income (Loss)	(1,298,323)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	14,376,742
Net change in unrealized appreciation/depreciation on investments	(8,951,318)

Net realized/unrealized gains (losses) on investments	5,425,424

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,127,101

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$(1,298,323)	$(1,336,349)
Net realized gains (losses) on investment transactions	14,376,742	9,880,349
Net change in unrealized appreciation/depreciation on investments	(8,951,318)	2,054,166

Change in net assets resulting from operations	4,127,101	10,598,166

Change in net assets from capital transactions	(22,679,718)	(22,008,335)

Change in net assets	(18,552,617)	(11,410,169)

Net Assets:
Beginning of period	162,038,364	173,448,533

End of period	$143,485,747	$162,038,364

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$33,464,997	$54,670,402
Cost of shares redeemed (a)	(55,081,579)	(78,750,506)

	(21,616,582)	(24,080,104)

Class II Shares:
Proceeds from shares issued	6,124,785	8,239,519
Cost of shares redeemed (a)	(7,000,356)	(5,935,905)

	(875,571)	2,303,614

Class III Shares:
Proceeds from shares issued	250,844	255,322
Cost of shares redeemed (a)	(438,409)	(487,167)

	(187,565)	(231,845)

Change in net assets from capital transactions	$(22,679,718)	$(22,008,335)

Share Transactions:
Class I Shares:
Issued	2,079,218	3,701,411
Redeemed	(3,448,232)	(5,428,371)

	(1,369,014)	(1,726,960)

Class II Shares:
Issued	378,616	559,291
Redeemed	(443,345)	(409,024)

	(64,729)	150,267

Class III Shares:
Issued	15,454	17,732
Redeemed	(27,259)	(33,167)

	(11,805)	(15,435)

Total change in shares	(1,445,548)	(1,592,128)

(a)	Includes redemption fees, if any.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Small Cap Growth Fund

		Investment Activities:						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$14.48	(0.11)	(4.71)	(4.82)	$9.66	(33.29%	)	$100,308	1.35%		(1.03%	)	1.35%		(1.03%	)	165.97%
Year Ended December 31, 2003	$9.66	(0.11)	3.42	3.31	$12.97	34.27%		$156,978	1.34%		(1.03%	)	(g	)	(g	)	121.69%
Year Ended December 31, 2004	$12.97	(0.12)	1.86	1.74	$14.71	13.42%		$156,535	1.21%		(0.90%	)	(g	)	(g	)	112.22%
Year Ended December 31, 2005	$14.71	(0.13)	1.32	1.19	$15.90	8.09%		$141,684	1.22%		(0.83%	)	(g	)	(g	)	58.28%
Year Ended December 31, 2006	$15.90	(0.14)	0.65	0.51	$16.41	3.21%		$123,771	1.25%		(0.81%	)	(g	)	(g	)	58.45%

Class II Shares
Period Ended December 31, 2002(c)	$13.59	(0.04)	(3.92)	(3.96)	$9.63	(29.14%	)(e)	$1,652	1.63%	(f)	(1.33%	)(f)	(g	)	(g	)	165.97%
Year Ended December 31, 2003	$9.63	(0.09)	3.37	3.28	$12.91	34.06%		$8,842	1.59%		(1.29%	)	(g	)	(g	)	121.69%
Year Ended December 31, 2004	$12.91	(0.12)	1.82	1.70	$14.61	13.17%		$15,917	1.47%		(1.16%	)	(g	)	(g	)	112.22%
Year Ended December 31, 2005	$14.61	(0.14)	1.27	1.13	$15.74	7.73%		$19,521	1.46%		(1.08%	)	(g	)	(g	)	58.28%
Year Ended December 31, 2006	$15.74	(0.18)	0.65	0.47	$16.21	2.99%		$19,047	1.51%		(1.07%	)	(g	)	(g	)	58.45%

Class III Shares
Period Ended December 31, 2002(d)	$10.95	(0.04)	(1.29)	(1.33)	$9.62	(12.15%	)(e)	$17	1.27%	(f)	(0.94%	)(f)	(g	)	(g	)	165.97%
Year Ended December 31, 2003	$9.62	(0.05)	3.33	3.28	$12.90	34.10%		$978	1.34%		(1.04%	)	(g	)	(g	)	121.69%
Year Ended December 31, 2004	$12.90	(0.14)	1.87	1.73	$14.63	13.41%		$996	1.21%		(0.91%	)	(g	)	(g	)	112.22%
Year Ended December 31, 2005	$14.63	(0.14)	1.31	1.17	$15.80	8.00%		$833	1.23%		(0.84%	)	(g	)	(g	)	58.28%
Year Ended December 31, 2006	$15.80	(0.16)	0.67	0.51	$16.31	3.23%		$667	1.24%		(0.80%	)	(g	)	(g	)	58.45%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from March 7, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from July 5, 2002 (commencement of operations) through December 31, 2002.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee waivers/reimbursements during the period.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT Small Cap Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$16,192,238	$16,642,313

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Subadvisers
— Waddell & Reed Investment Management Company
— Oberweis Asset Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.95% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF paid the subadvisers $920,095 for the year ended December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $211,564 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $2,807.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $148.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $85,664,925 and sales of $112,221,534.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

9. Federal Tax Information

There were no distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005.

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$(29,649,711)	$32,153,613	$2,503,902

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$127,817,503	$36,613,744	$(4,460,131)	$32,153,613

As of December 31, 2006, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$22,393,592	2010
7,256,119	2011

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

21

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT Small Cap Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Gartmore GVIT Small Cap Value Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

21	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GSCV (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc.—a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

GVIT Small Cap Value Fund

For the annual period ended Dec. 31, 2006, the GVIT Small Cap Value Fund (Class I at NAV) returned 17.29% versus 23.48% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds (consisting of 37 funds as of Dec. 31, 2006) was 17.31%.

Gartmore Mutual Fund Capital Trust (GMF), Epoch Investment Partners, Inc. and J.P Morgan Investment Management Inc. each manage a portion of the Fund’s portfolio on a day-to-day basis. GMF is the Fund’s investment adviser and has selected Epoch and J.P. Morgan as subadvisers for the Fund; the three portions, or sleeves, of the Fund’s portfolio returned 16.86%, 17.23% and 20.60%, respectively. Below are the individual reports on how each sleeve of the portfolio performed.

Gartmore Mutual Fund Capital Trust

Despite investors’ concerns about rising interest rates, high oil prices and a deteriorating housing market, most stock indexes managed solid gains in 2006, and small-capitalization value indexes were the strongest of all. Strength at the beginning and end of the reporting period was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the reporting period were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices.

Detracting sectors for this sleeve of the Fund included materials, energy and industrials. We were close to market weight in these top-performing sectors, and our stock selections provided good absolute returns, but we were underweight in the most leveraged, cyclical stocks in the Russell 2000 Value Index. Notable stocks that we did not own included Chaparral Steel Co., AMREP Corp. and Veritas DGC Inc.; the prices of these volatile securities all more than doubled during the reporting period.

The sleeve’s solid individual stock selections included Continental Airlines, Inc.; Philips-Van Heusen Corp.; Carolina Corp.; and Ceradyne, Inc. These holdings are from disparate industries, but all offered improving and underappreciated business fundamentals combined with reasonable stock-market valuations.

Looking ahead, we are encouraged that interest rates and inflation have moderated, and corporate profit growth has maintained momentum. Bearish investors have pointed to the plethora of international tensions in Venezuela, Iraq, Iran, Russia and elsewhere; we are aware, however, that the stock market has a history of climbing up what market observers refer to as “walls of worry,” because well-publicized global concerns usually have been discounted in the market prices by the time bearish investors begin ranting about impending calamity. As long as the economy avoids recession in 2007, and we think it will do so, the stock market should continue to offer potential for rewarding opportunities in the foreseeable future.

Epoch Investment Partners, Inc.

The market rally, which began after the Federal Reserve Board in August paused in its string of interest-rate hikes, grew to a full-blown frenzy during the fourth quarter of 2006. A relatively good year for the U.S stock market became an excellent one, with robust fourth-quarter returns representing more than half the year’s return. Our emphasis on economically sensitive stocks positioned the sleeve well for the fourth-quarter speculative rally, but its magnitude was tough to match. The sleeve’s strategy involves choosing stocks that have the potential to generate consistent and growing free cash flow, so total return stems from companies’ intelligent use of cash to grow their business or return value to shareholders. The sleeve prefers consistency over financial and economic leverage, and these characteristics may allow our investments to prosper in most environments—except during speculative rallies when expanding price-to-earnings (P/E) ratios drive returns.

For the reporting period, the consumer staples sector detracted from total sleeve performance; specifically, Revlon Inc. represented a significant drag on performance. A large sell-off occurred after Revlon indicated that 2006 operating results would fall short of expectations. We misjudged the competitive environment, which changed dramatically from May to June, and our original investment thesis became invalid; therefore, we eliminated the position. Energy was a very volatile sector during the reporting period. Overall, the Fund’s energy stocks were hurt by falling spot prices in the second half of the period; however, our long-term opinion of the sector and the companies held by the sleeve remains favorable. The health-care sector, which is struggling with regulatory, political and product-specific problems, lagged during the fourth quarter when investors left this defensive sector and moved into more cyclical sectors. Our positions in the consumer discretionary sector detracted relative to the Russell 2000® Value Index, but we are confident in our positioning; we still favor leisure/entertainment companies in media, gaming and entertainment software over retail/consumer goods companies.

Strong stock selection within the information technology sector had the largest positive effect on sleeve results during the reporting

3

GVIT Small Cap Value Fund

period. Our stock positions and overweighting in the materials sector added to sleeve returns, because materials companies experienced very strong demand during the final quarter of the reporting period. Our decision to overweight the industrials sector contributed positively to the overall portfolio in absolute terms during the reporting period; however, our stock selection resulted in returns in this sector of the portfolio coming in below the benchmark’s comparable sector returns. The sleeve’s holdings in the financials sector added modestly to Fund performance during the fourth quarter and for the reporting period as a whole, despite a significant underweight in relation to the Russell 2000® Value Index.

Our concerns about economic prospects in 2007 are prompting us to restructure the portfolio toward more defensive areas of the economy. We will look for companies that are likely to thrive in a more difficult global economic environment. We believe that our emphasis on consistent and sustainable free cash flow generation will act as a buffer in market downturns and will provide positive returns through dividends, stock buybacks and debt reduction over the long run. We will strive to pay low valuations for profitable businesses which, from a bottom-up stock-selection perspective, help to drive our sector weightings as well as Fund returns.

J.P. Morgan Investment Management Inc.

Despite the sleeve’s positive performance, the pharmaceuticals and real estate investment trust (REIT) sectors hindered results. At the stock level, selections in the systems hardware and basic materials sectors detracted from the sleeve’s performance. Among the greatest detractors was Universal Forest Products, Inc., a maker of wood products and wood alternatives for the construction industry, which was affected by the troubled real estate market. After posting positive first-quarter results, the company lowered its annual growth target for the second half of the year to 1% to 5% from its earlier target of 15% to 20%. Another major detractor from sleeve performance was AVANIR Pharmaceuticals, a developer of drugs for the treatment of central nervous system and inflammatory diseases. AVANIR’s shares plunged in October when the company received a disapproval letter from the U.S. Food and Drug Administration (FDA) regarding Zenvia, a drug under development to treat painful diabetic neuropathy, a nerve disease caused by diabetes. The letter indicates that AVANIR must submit further proof of the drug’s effectiveness to the FDA.

The relative performance of the finance and media sectors had a positive impact on the sleeve’s performance during the reporting period. Among the top contributors was Cash America International, Inc., a pawnshop operator and payday lender. The specialty finance industry experienced a windfall year in 2006, and Cash America rode that advance. The lender saw significant earnings growth throughout the year as low default rates on high-margin payday loans and increasing prices for pawned gold led the company to beat Wall Street expectations. Another major contributor to the sleeve’s performance was The GEO Group, Inc., a manager of government-outsourced correctional and mental-health facilities. The company experienced large growth in revenues during the year, as high occupancy rates, new government contracts and the acquisition of CentraCore Properties Trust contributed to strong results.

The sleeve strives to add value through stock selection rather than holdings in industry sectors; this strategy results in a bias toward sector neutrality. Sectors in the sleeve are weighted to be proportional to their corresponding weights in the Russell 2000® Value Index. We have found that minimizing market forecast biases and sector plays is one of the most effective ways of reducing residual risk without lessening the ability to add to the sleeve’s performance. The portfolio managers believe that the market will continue to reward stocks with attractive valuations and accelerating fundamentals. As a result, the sleeve is positioned toward these types of stocks with a goal of avoiding uncompensated risks.

PORTFOLIO MANAGERS:

Gartmore Mutual Fund Capital Trust: Gary Haubold, CFA; William Gerlach, CFA; and Charles Purcell, CFA

Epoch Investment Partners, Inc.: William W. Priest, David N. Pearl and Joseph W. Donaldson

J.P. Morgan Investment Management Inc.: Christopher T. Blum, CFA

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the largest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance

4

GVIT Small Cap Value Fund

information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Gartmore GVIT Small Cap Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	17.29%	10.13%	11.97%
Class II4	17.10%	9.89%	11.72%
Class III[4]	17.37%	10.18%	12.00%
Class IV4	17.40%	10.15%	11.98%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, Dreyfus managed the Fund alone. From February 5, 2001 until October 1, 2003, GMF and Dreyfus managed the Fund together. Beginning October 1, 2003, J.P. Morgan was added as a Fund subadviser. On September 19, 2005, Dreyfus was terminated as a subadviser and Epoch was added as a new subadviser to the Fund.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Cap Value Fund, the Russell 2000 Value Index (Russell 2000 Value)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Cap Value
Class I	Actual		$1,000.00	$1,088.90	$5.90	1.12%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.72	1.12%
Class II	Actual		$1,000.00	$1,088.50	$7.26	1.38%
	Hypothetical	[1]	$1,000.00	$1,018.24	$7.04	1.38%
Class III	Actual		$1,000.00	$1,089.50	$5.95	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.50	$5.77	1.13%
Class IV	Actual		$1,000.00	$1,089.70	$5.95	1.13%
	Hypothetical[1]		$1,000.00	$1,019.50	$5.77	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

7

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Small Cap Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	97.8%
Mutual Funds	2.0%
Treasury Notes	0.1%
Warrants	0.0%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings
Sybase, Inc.	0.9%
Infocrossing, Inc.	0.9%
Cincinnati Bell, Inc.	0.9%
THQ, Inc.	0.8%
Westar Energy, Inc.	0.8%
DRS Technologies, Inc.	0.6%
Equity Inns, Inc.	0.6%
Fair Issac & Co., Inc.	0.6%
Florida East Coast Industries, Inc.	0.6%
Hanmi Financial Corp.	0.5%
Other	92.8%

100.0%

Top Industries
Banks	10.1%
Real Estate Investment Trusts	9.0%
Computer Software & Services	7.9%
Retail	4.4%
Oil & Gas	4.4%
Utilities	4.3%
Aerospace & Defense	3.4%
Machinery	2.6%
Healthcare	2.4%
Chemicals	2.4%
Other	49.1%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (97.8%)
Advanced Materials & Products (0.1%)
Ceradyne, Inc. (b)	7,000	$395,500

Aerospace & Defense (3.4%)
AAR Corp. (b)	8,700	253,953
Alliant Techsystems, Inc. (b)	40,900	3,197,971
Curtiss-Wright Corp.	28,300	1,049,364
DRS Technologies, Inc.	79,750	4,201,230
EDO Corp.	142,620	3,385,799
Esterline Technologies Corp. (b)	28,600	1,150,578
HEICO Corp.	2,800	108,724
Hexcel Corp. (b)	65,500	1,140,355
K&F Industries Holdings, Inc. (b)	126,300	2,868,273
Kaman Corp., Class A	61,800	1,383,702
Moog, Inc., Class A (b)	97,755	3,733,263
Orbital Sciences Corp. (b)	19,200	354,048
Triumph Group, Inc.	18,000	943,740

		23,771,000

Agriculture (0.1%)
Delta & Pine Land Co.	10,500	424,725

Airlines (1.3%)
Alaska Air Group, Inc. (b)	41,500	1,639,250
Continental Airlines, Inc., Class B (b)	54,600	2,252,250
Enpro Industries, Inc. (b)	43,700	1,451,277
ExpressJet Holdings, Inc. (b)	63,100	511,110
JetBlue Airways Corp. (b)	79,300	1,126,060
Mesa Air Group, Inc. (b)	32,800	281,096
Republic Airways Holdings, Inc. (b)	27,900	468,162
SkyWest, Inc.	50,800	1,295,908

		9,025,113

Apparel (1.2%)
Cato Corp. (The), Class A	17,100	391,761
Christopher & Banks Corp.	22,400	417,984
Maidenform Brands, Inc. (b)	31,600	572,592
Oxford Industries, Inc.	8,600	426,990
Perry Ellis Int’l, Inc. (b)	35,567	1,458,247
Phillips-Van Heusen Corp.	49,500	2,483,415
Quiksilver, Inc. (b)	32,500	511,875
Stride Rite Corp. (The)	96,070	1,448,736
Warnaco Group, Inc. (The) (b)	38,700	982,206

		8,693,806

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Auto Dealers (0.4%)
Group 1 Automotive, Inc.	20,100	$1,039,572
Lithia Motors, Inc., Class A	22,800	655,728
Sonic Automotive, Inc.	27,100	786,984

		2,482,284

Auto Parts & Equipment (0.9%)
Aftermarket Technology Corp. (b)	23,000	489,440
American Axle & Manufacturing Holdings, Inc.	12,900	244,971
Arvinmeritor, Inc.	41,200	751,076
Asbury Automotive Group, Inc.	59,700	1,406,532
Cooper Tire & Rubber Co.	24,900	356,070
Keystone Automotive Industries, Inc. (b)	7,400	251,526
Lear Corp.	6,100	180,133
Tenneco Automotive, Inc. (b)	45,900	1,134,648
Visteon Corp. (b)	29,900	253,552
Wabash National Corp.	67,550	1,020,005

		6,087,953

Banks (10.1%)
1st Source Corp.	11,300	363,069
Amcore Financial, Inc.	106,250	3,471,187
Americanwest Bancorp	5,500	133,210
Ameris Bancorp	12,880	362,958
BancFirst Corp.	9,200	496,800
Bank of Granite	16,900	320,593
Banner Corp.	4,700	208,398
Berkshire Hills Bancorp, Inc.	1,000	33,460
BOK Financial Corp.	32,100	1,764,858
Cadence Financial Corp.	73,900	1,601,413
Camden National Corp.	7,000	322,840
Capitol Bancorp Ltd.	9,000	415,800
Cardinal Financial Corp.	6,100	62,525
Cathay General Bancorp	10,200	352,002
Central Pacific Financial Corp.	60,800	2,356,608
Chemical Financial Corp.	14,355	478,022
Chittenden Corp.	8,900	273,141
City Bank	9,900	354,420
City Holding Co.	25,900	1,059,051
Colonial Bancgroup, Inc.	93,200	2,398,968
Columbia Banking System, Inc.	11,930	418,982
Community Bank System, Inc.	14,800	340,400
Community Trust Bancorp, Inc.	17,370	721,376
Corus Bankshares, Inc.	73,200	1,688,724
Cullen/Frost Bankers, Inc.	20,300	1,133,146

9

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
East West Bancorp, Inc.	28,900	$1,023,638
Euronet Worldwide, Inc. (b)	38,410	1,140,393
Farmers Capital Bank Corp.	3,900	133,107
First BanCorp.	50,100	477,453
First Citizens BancShares, Class A	5,500	1,114,520
First Commonwealth Financial Corp.	34,400	461,992
First Community Bankshares, Inc.	9,800	387,688
First Regional Bancorp (b)	6,600	224,994
First Republic Bancorp, Inc.	44,950	1,756,646
First State Bancorp	102,150	2,528,213
FNB Corp.	6,600	274,230
Glacier Bancorp, Inc.	19,200	469,248
Great Southern Bancorp, Inc.	25,420	750,144
Greater Bay Bancorp	29,100	766,203
Greene County Bancshares, Inc.	4,000	158,920
Hanmi Financial Corp.	166,900	3,760,256
Heartland Financial USA, Inc.	5,600	161,560
Heritage Commerce Corp.	2,800	74,592
Horizon Financial Corp.	6,325	152,180
Iberiabank Corp.	30,900	1,824,645
Independent Bank Corp. (Mass.)	28,400	1,023,252
Independent Bank Corp. (Mich.)	31,310	791,830
Integra Bank Corp.	32,300	888,896
Intervest Bancshares Corp. (b)	11,200	385,392
Irwin Financial Corp.	33,300	753,579
Lakeland Financial Corp.	3,400	86,802
Mainsource Financial Group, Inc.	17,111	289,857
MB Financial, Inc.	5,550	208,736
MBT Financial Corp.	6,800	104,176
Mercantile Bank Corp.	9,962	375,567
Mid-State Bancshares	14,700	534,933
Nara Bankcorp, Inc.	13,900	290,788
National Penn Bancshares, Inc.	103,778	2,101,505
NBT Bancorp, Inc.	24,400	622,444
Old National Bancorp	47,200	893,024
Old Second Bancorp, Inc.	3,800	111,340
Oriental Financial Group	20,600	266,770
Pacific Capital Bancorp	22,100	742,118
Peoples Bancorp, Inc.	10,800	320,760
Prosperity Bancshares, Inc.	12,900	445,179
Provident Bankshares Corp.	57,900	2,061,240
R & G Financial Corp.	58,050	444,083
Renasant Corp.	12,900	395,127

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
Republic Bancorp, Inc.	74,271	$999,688
Republic Bancorp, Inc., Class A	5,281	132,500
Royal Bancshares of Pennsylvania, Class A	5,731	150,608
Santander Bancorp	2,400	42,840
SCBT Financial Corp.	4,295	179,230
Security Bank Corp.	10,800	246,456
Sierra Bancorp	1,200	35,208
Signature Bank (b)	90,000	2,788,199
Simmons First National Corp., Class A	7,800	246,090
Southwest Bancorp	30,200	841,372
Sterling Bancshares, Inc.	49,500	644,490
Sterling Financial Corp.	61,012	1,444,154
Taylor Capital Group, Inc.	10,000	366,100
Trico Bancshares	10,400	282,984
TrustCo Bank Corp.	36,400	404,768
UMB Financial Corp.	85,350	3,116,128
Umpqua Holdings Corp.	33,496	985,787
Union Bankshares Corp.	38,900	1,189,951
United Bankshares, Inc.	8,400	324,660
United Community Financial Corp.	29,000	354,960
W Holding Co., Inc.	76,291	454,694
West Coast Bancorp	42,900	1,486,056
Wilmington Trust Corp.	23,500	990,995
Wilshire Bankcorp, Inc.	8,900	168,833

		70,786,722

Beverages (0.2%)
Boston Beer Co., Inc., Class A (b)	38,630	1,389,907

Biotechnology Research & Production (0.1%)
Infinity Bio-Energy Ltd. (b)	155,500	828,815

Broadcast Media & Television (0.5%)
Arbitron, Inc.	32,850	1,427,004
Entercom Communications Corp.	31,200	879,216
Lin TV Corp., Class A (b)	5,500	54,725
Radio One, Inc. (b)	108,100	728,594
Sinclair Broadcast Group, Inc.	6,000	63,000
Westwood One, Inc.	40,100	283,106

		3,435,645

Building (1.7%)
Apogee Enterprises, Inc.	16,300	314,753
Builders FirstSource, Inc. (b)	7,800	139,074

10

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Building (continued)
Building Materials Holding Corp.	24,600	$607,374
Comfort Systems USA, Inc.	1,600	20,224
Genlyte Group, Inc. (b)	6,900	538,959
Goodman Global, Inc. (b)	34,700	596,840
Granite Construction, Inc.	13,800	694,416
M/I Homes, Inc.	18,800	717,972
Modine Manufacturing Co.	20,900	523,127
NCI Building Systems, Inc. (b)	15,900	822,825
Standard Pacific Corp.	27,700	742,083
U.S. Concrete, Inc. (b)	90,810	646,567
Universal Forest Products, Inc.	19,300	899,766
Washington Group Int’l, Inc. (b)	44,250	2,645,708
Watsco, Inc.	7,400	348,984
WCI Communities, Inc. (b)	12,500	239,750
Williams Scotsman Int’l, Inc. (b)	56,855	1,115,495

		11,613,917

Business Services (1.5%)
CRA Int’l, Inc. (b)	4,600	241,040
Deluxe Corp.	33,100	834,120
Fair Issac & Co., Inc.	100,750	4,095,488
FTD Group, Inc. (b)	34,100	610,049
IKON Office Solutions, Inc.	66,200	1,083,694
infoUSA, Inc.	35,140	418,517
Marlin Business Services Corp. (b)	12,500	300,375
Spherion Corp. (b)	50,300	373,729
StarTek, Inc.	5,600	75,824
TALX Corp.	58,260	1,599,237
Viad Corp.	18,900	767,340

		10,399,413

Casinos & Gambling (0.4%)
Ameristar Casinos, Inc.	3,200	98,368
Aztar Corp. (b)	10,200	555,084
Shuffle Master, Inc. (b)	82,050	2,149,710

		2,803,162

Chemicals (2.4%)
CF Industries Holdings, Inc.	62,600	1,605,064
FMC Corp.	4,700	359,785
Georgia Gulf Corp.	30,800	594,748
H. B. Fuller Co.	58,100	1,500,142
Hercules, Inc. (b)	69,600	1,343,976
Innospec, Inc.	7,500	349,125
Methanex Corp.	91,200	2,496,144

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Chemicals (continued)
Minerals Technologies, Inc.	6,900	$405,651
Newmarket Corp.	6,400	377,920
OM Group, Inc. (b)	10,600	479,968
PolyOne Corp. (b)	82,800	621,000
Sensient Technologies Corp.	61,830	1,521,018
TETRA Technologies, Inc. (b)	37,400	956,692
Tronox, Inc.	176,500	2,786,935
UAP Holding Corp.	21,900	551,442
W.R. Grace & Co. (b)	29,600	586,080

		16,535,690

Coal (0.4%)
Foundation Coal Holdings, Inc.	78,570	2,495,383
James River Coal Co. (b)	42,300	392,544

		2,887,927

Commercial Services (0.8%)
AerCap Holdings NV (b)	13,800	319,884
Clark, Inc.	7,400	123,062
Consolidated Graphics, Inc. (b)	10,000	590,700
FTI Consulting, Inc. (b)	7,000	195,230
Learning Tree Int’l, Inc. (b)	159,100	1,414,399
LodgeNet Entertainment Corp. (b)	38,900	973,667
Maximus, Inc.	3,600	110,808
TeleTech Holdings, Inc. (b)	39,400	940,872
Vertrue, Inc. (b)	18,200	699,062
Volt Information Sciences, Inc. (b)	5,600	281,176

		5,648,860

Communications Technology (1.3%)
CommScope, Inc. (b)	24,300	740,664
Digi Int’l, Inc. (b)	17,900	246,841
Dycom Industries, Inc. (b)	120,450	2,543,904
Fairpoint Communications, Inc.	48,700	922,865
Inter-Tel, Inc.	23,400	518,544
Powerwave Technologies, Inc. (b)	508,770	3,281,567
RF Micro Devices, Inc. (b)	88,900	603,631
SureWest Communications	6,600	181,764

		9,039,780

Computer Software & Services (7.9%)
Actuate Corp. (b)	302,680	1,797,919
Agile Software Corp. (b)	184,100	1,132,215
Agilysys, Inc.	34,600	579,204

11

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Computer Software & Services (continued)
Altiris, Inc. (b)	13,200	$335,016
Aspen Technologies, Inc. (b)	26,400	290,928
Avocent Corp. (b)	72,400	2,450,740
Black Box Corp.	12,800	537,472
Brocade Communications Systems, Inc. (b)	138,800	1,139,548
CACI Int’l, Inc., Class A (b)	10,000	565,000
Ciber, Inc. (b)	40,400	273,912
Corel Corp. (b)	126,250	1,704,375
Covansys Corp. (b)	23,300	534,735
CSG Systems Int’l, Inc. (b)	18,500	494,505
Diebold, Inc.	64,050	2,984,730
Electronics for Imaging, Inc. (b)	34,500	917,010
Gateway, Inc. (b)	45,800	92,058
Hutchinson Technology, Inc. (b)	16,800	395,976
Hyperion Solutions Corp. (b)	22,900	823,026
IHS, Inc. Class A (b)	47,050	1,857,534
Infocrossing, Inc. (b)	387,370	6,314,131
Informatica Corp. (b)	58,500	714,285
Interwoven Software, Inc. (b)	34,700	509,049
iPass, Inc. (b)	16,700	98,196
IRIS Int’l, Inc. (b)	119,600	1,512,940
JDA Software Group, Inc. (b)	14,200	195,534
Keane, Inc. (b)	8,100	96,471
Komag, Inc. (b)	11,800	446,984
Lawson Software, Inc. (b)	40,900	302,251
Magma Design Automation, Inc. (b)	20,900	186,637
ManTech Int’l Corp. (b)	10,000	368,300
McDATA Corp., Class A (b)	110,600	613,830
Mentor Graphics Corp. (b)	82,900	1,494,687
Palm, Inc. (b)	48,700	686,183
Parametric Technology Corp. (b)	34,920	629,258
Perot Systems Corp., Class A (b)	108,000	1,770,120
Progress Software Corp. (b)	14,500	404,985
QAD, Inc.	7,000	58,730
Quantum Corp. (b)	201,700	467,944
Quest Software, Inc. (b)	15,200	222,680
RadiSys Corp. (b)	10,000	166,700
Sapient Corp. (b)	361,230	1,983,153
SI Int’l, Inc. (b)	6,200	201,004
Silicon Storage Technology, Inc. (b)	17,100	77,121
SPSS, Inc. (b)	7,200	216,504
Sybase, Inc. (b)	262,900	6,493,629

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Computer Software & Services (continued)
Sykes Enterprises, Inc. (b)	18,400	$324,576
Synnex Corp. (b)	3,200	70,208
THQ, Inc. (b)	161,150	5,240,598
TIBCO Software, Inc. (b)	194,390	1,835,042
Transaction Systems Architects, Inc. (b)	15,100	491,807
TTM Technologies, Inc. (b)	20,100	227,733
Tyler Technologies, Inc. (b)	21,300	299,478
Unica Corp. (b)	16,606	215,048
United Online, Inc.	77,100	1,023,888
Vignette Corp. (b)	21,900	373,833

		55,239,420

Consulting Services (0.5%)
Bearingpoint, Inc. (b)	133,500	1,050,645
Gartner Group, Inc., Class A (b)	32,000	633,280
LECG Corp. (b)	39,100	722,568
MPS Group, Inc. (b)	41,800	592,724
Tetra Technology, Inc. (b)	3,000	54,270
Watson Wyatt Worldwide, Inc.	13,900	627,585

		3,681,072

Consumer Products (1.3%)
Central Garden & Pet Co. (b)	18,700	905,454
Elizabeth Arden, Inc. (b)	87,400	1,664,970
Fossil, Inc. (b)	44,100	995,778
Hasbro, Inc.	35,400	964,650
Prestige Brands Holdings, Inc. (b)	36,200	471,324
RC2 Corp. (b)	16,000	704,000
Spectrum Brands, Inc. (b)	11,800	128,620
Tupperware Corp.	109,000	2,464,490
Weis Markets, Inc.	10,600	425,166
Yankee Candle Co., Inc.	6,000	205,680

		8,930,132

Containers & Packaging (0.4%)
Greif, Inc., Class A	11,100	1,314,240
Silgan Holdings, Inc.	40,100	1,761,192

		3,075,432

Distribution & Wholesale (0.5%)
Bell Microproducts, Inc. (b)	99,700	702,885
Brightpoint, Inc. (b)	18,160	244,252
Directed Electronics, Inc. (b)	135,450	1,550,903
United Stationers, Inc. (b)	19,100	891,779

		3,389,819

12

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Drugs & Pharmaceuticals (1.0%)
Adams Respiratory Therapeutics, Inc. (b)	8,200	$334,642
Adolor Corp. (b)	14,400	108,288
Alpharma, Inc., Class A	17,500	421,750
Atherogenics, Inc. (b)	9,804	97,158
AVANIR Pharmaceuticals (b)	40,525	93,613
Biosite, Inc. (b)	5,400	263,790
Cubist Pharmaceuticals, Inc. (b)	9,000	162,990
Cypress Bioscience, Inc. (b)	39,400	305,350
Endo Pharmaceuticals Holdings, Inc. (b)	122,050	3,366,138
Martek Biosciences Corp. (b)	1,000	23,340
Nektar Therapeutics (b)	15,000	228,150
Perrigo Co.	20,300	351,190
Progenics Pharmaceuticals (b)	11,500	296,010
Savient Pharmaceuticals, Inc. (b)	10,100	113,221
United Therapeutics Corp. (b)	5,000	271,850
Valeant Pharmaceuticals Int’l.	10,300	177,572

		6,615,052

Electronics (1.9%)
Aeroflex, Inc. (b)	202,200	2,369,784
Amis Holdings, Inc. (b)	13,200	139,524
Applied Micro Circuits Corp. (b)	92,800	330,368
Ariba, Inc. (b)	189,300	1,465,182
Avnet, Inc. (b)	33,800	862,914
Bel Fuse, Inc., Class B	27,100	942,809
Belden CDT, Inc.	13,200	515,988
Benchmark Electronics, Inc. (b)	51,825	1,262,457
CTS Corp.	34,000	533,800
Diodes, Inc. (b)	9,600	340,608
Energy East Corp.	15,200	376,960
Entegris, Inc. (b)	89,538	968,801
Greatbatch, Inc. (b)	5,100	137,292
Kopin Corp. (b)	4,700	16,779
Molecular Devices Corp. (b)	5,000	105,350
Park Electrochemical Corp.	8,600	220,590
Plexus Corp. (b)	26,500	632,820
Puget Energy, Inc.	15,100	382,936
QLogic Corp. (b)	15,000	328,800
Technitrol, Inc.	53,650	1,281,699

		13,215,461

Engineering (0.1%)
Emcor Group, Inc. (b)	9,200	523,020

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Financial Services (2.3%)
Accredited Home Lenders Holding Co. (b)	13,900	$379,192
Advanta Corp., Class B	22,400	977,312
Capital Corp. of the West	4,260	136,703
CharterMac	20,000	429,400
Commerce Group, Inc. (The)	19,040	566,440
CompuCredit Corp. (b)	8,900	354,309
Cowen Group, Inc. (b)	73,350	1,551,353
Dollar Financial Corp. (b)	16,123	449,187
Doral Financial Corp.	26,900	77,203
eSPEED, Inc. (b)	3,000	26,190
Federal Agricultural Mortgage Corp., Class C	5,200	141,076
Financial Federal Corp.	18,400	541,144
Interline Brands, Inc. (b)	45,010	1,011,375
MCG Capital Corp.	53,700	1,091,184
Medallion Financial Corp.	17,600	217,712
Morningstar, Inc. (b)	40,300	1,815,515
optionsXpress Holdings, Inc.	64,000	1,452,160
Raymond James Financial, Inc.	21,900	663,789
Sanders Morris Harris Group, Inc.	160,650	2,051,500
United Panam Financial Corp. (b)	26,000	357,760
World Acceptance Corp. (b)	36,200	1,699,590

		15,990,094

Foods (1.1%)
Chiquita Brands Int’l, Inc.	46,400	741,008
Flowers Foods, Inc.	14,950	403,501
J & J Snack Foods Corp.	10,300	426,420
Nasch-Finch Co.	6,300	171,990
NBTY, Inc. (b)	39,300	1,633,701
Performance Food Group Co. (b)	47,300	1,307,372
Premium Brands, Inc.	4,000	74,280
Ralcorp Holding, Inc. (b)	9,000	458,010
Ruddick Corp.	36,200	1,004,550
Tootsie Roll Industries	34,800	1,137,960

		7,358,792

Funeral Services (0.4%)
Service Corp. Int’l	201,250	2,062,813
Stewart Enterprises, Inc., Class A	96,400	602,500

		2,665,313

13

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Healthcare (2.4%)
Amedisys, Inc. (b)	40,067	$1,317,002
America Service Group, Inc. (b)	114,750	1,832,558
AMERIGROUP Corp. (b)	41,300	1,482,257
AMN Healthcare Services, Inc. (b)	27,300	751,842
Apria Healthcare Group, Inc. (b)	8,500	226,525
Genesis Healthcare Corp. (b)	600	28,338
Gentiva Health Services, Inc. (b)	69,200	1,318,952
Healthspring, Inc. (b)	7,900	160,765
Healthtronics Surgical Services, Inc. (b)	15,900	105,894
Hythiam, Inc. (b)	103,960	960,590
Inverness Medical Innovations, Inc. (b)	56,900	2,202,030
Kindred Healthcare, Inc. (b)	20,000	505,000
Magellan Health Services, Inc. (b)	16,800	726,096
Molina Healthcare, Inc. (b)	5,700	185,307
Pediatrix Medical Group, Inc. (b)	26,830	1,311,987
Res-Care, Inc. (b)	7,200	130,680
Rural/Metro Corp. (b)	423,656	3,444,323

		16,690,146

Hotels & Motels (0.5%)
Felcor Lodging Trust, Inc.	155,600	3,398,304
Winston Hotels, Inc.	27,200	360,400

		3,758,704

Household Furnishings (0.2%)
Ethan Allen Interiors, Inc.	19,100	689,701
Furniture Brands Int’l, Inc.	15,300	248,319
Kimball Int’l, Inc., Class B	19,200	466,560

		1,404,580

Human Resources (0.0%)
Kforce.com, Inc. (b)	25,900	315,203

Identification Systems (0.1%)
Checkpoint Systems, Inc. (b)	14,800	298,960
Paxar Corp. (b)	3,800	87,628

		386,588

Instruments (0.1%)
Dionex Corp. (b)	6,220	352,736
Watts Industries, Inc.	13,200	542,652

		895,388

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (1.2%)
American Physicians Capital, Inc. (b)	10,500	$420,420
Aspen Insurance Holdings Ltd.	50,340	1,326,962
Delphi Financial Group, Inc., Class A	53,975	2,183,829
Endurance Specialty Holdings Ltd.	20,500	749,890
FBL Financial Group, Inc., Class A	2,500	97,700
Harleysville Group, Inc.	11,400	396,948
Odyssey Re Holdings Corp.	12,100	451,330
Ohio Casualty Corp.	25,800	769,098
Phoenix Co., Inc.	12,800	203,392
Protective Life Corp.	7,700	365,750
Seabright Insurance Holdings (b)	9,000	162,090
United Fire & Casualty Corp.	25,640	903,810

		8,031,219

Insurance: Property-Casualty (1.7%)
Argonaut Group, Inc. (b)	26,200	913,332
Direct General Corp.	11,600	239,424
Infinity Property & Casualty Corp.	14,300	691,977
LandAmerica Financial Group, Inc.	21,500	1,356,865
Navigators Group, Inc. (The) (b)	12,600	607,068
PMA Capital Corp., Class A (b)	104,000	958,880
ProAssurance Corp. (b)	2,500	124,800
RLI Corp.	3,600	203,112
Safety Insurance Group, Inc.	43,900	2,226,169
Selective Insurance Group, Inc.	19,500	1,117,155
State Auto Financial Corp.	7,400	257,002
Stewart Information Services Corp.	25,800	1,118,688
Zenith National Insurance Co.	46,450	2,178,970

		11,993,442

Internet Software & Services (0.3%)
CheckFree Corp. (b)	10,100	405,616
Redback Networks, Inc. (b)	4,100	102,254
SonicWALL, Inc. (b)	28,000	235,760
Webmethods, Inc. (b)	172,300	1,268,128

		2,011,758

Investment Banks & Brokers (1.2%)
Affiliated Managers Group, Inc. (b)	9,500	998,735

14

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Investment Banks & Brokers (continued)
Greenhill & Co., Inc.	1,200	$88,560
Knight Capital Group, Inc., Class A (b)	64,900	1,244,133
LaBranche & Co., Inc. (b)	34,400	338,152
Northstar Realty Finance Corp.	136,750	2,265,947
Piper Jaffray Cos. (b)	6,000	390,900
Technology Investment Capital Corp.	64,490	1,040,869
Thomas Weisel Partners Group, Inc. (b)	42,150	889,365
TradeStation Group, Inc. (b)	97,170	1,336,088

		8,592,749

Lasers—System & Components (0.0%)
Coherent, Inc. (b)	8,300	262,031
Electro Scientific Industries, Inc. (b)	3,300	66,462

		328,493

Leisure (0.6%)
Great Wolf Resorts, Inc. (b)	188,672	2,633,861
K2, Inc. (b)	44,600	588,274
Multimedia Games, Inc. (b)	116,200	1,115,520

		4,337,655

Machinery (2.6%)
Actuant Corp.	52,800	2,515,920
Applied Industrial Technologies, Inc.	94,850	2,495,504
Astec Industries, Inc. (b)	5,200	182,520
Cascade Corp.	11,200	592,480
Gehl Co. (b)	5,600	154,168
Imation Corp.	24,600	1,142,178
Kadant, Inc. (b)	1,800	43,884
Kennametal, Inc.	20,800	1,224,080
Kulicke & Soffa Industries, Inc. (b)	22,600	189,840
Manitowoc Co.	37,000	2,198,910
NACCO Industries, Inc., Class A	4,300	587,380
Regal-Beloit Corp.	24,500	1,286,495
Sauer-Danfoss, Inc.	9,800	316,050
Tecumseh Products Co. (b)	7,800	131,820
Tennant Co.	11,500	333,500
Toro Co.	70,300	3,278,089
Wabtec Corp.	39,000	1,184,820

		17,857,638

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Manufacturing (1.7%)
A.O. Smith Corp.	11,800	$443,208
Acuity Brands, Inc.	19,600	1,019,984
Ameron Int’l Corp.	7,100	542,227
Asyst Technologies, Inc. (b)	50,600	369,886
Barnes Group, Inc.	142,000	3,088,500
Brady Corp., Class A	59,480	2,217,414
Chaparral Steel Co.	26,700	1,182,009
Griffon Corp. (b)	19,200	489,600
Jacuzzi Brands, Inc. (b)	15,100	187,693
KEMET Corp. (b)	51,100	373,030
Mueller Industries, Inc.	15,500	491,350
Quanex Corp.	34,300	1,186,437
Reddy Ice Holdings, Inc.	14,200	366,644

		11,957,982

Medical & Dental Instruments & Supplies (0.7%)
CONMED Corp. (b)	8,600	198,832
ICU Medical, Inc. (b)	3,100	126,108
Invacare Corp.	8,300	203,765
PSS World Medical, Inc. (b)	29,600	578,088
SonoSite, Inc. (b)	103,850	3,212,081
STERIS Corp.	11,700	294,489
Surmodics, Inc. (b)	1,200	37,344
Viasys Healthcare, Inc. (b)	6,700	186,394

		4,837,101

Medical—Biomedical & Genetic (0.8%)
Arena Pharmaceuticals, Inc. (b)	12,300	158,793
Bio-Rad Laboratories, Inc., Class A (b)	23,600	1,947,472
Cambrex Corp.	122,700	2,787,744
Celera Genomics Group (b)	10,700	149,693
LifeCell Corp. (b)	14,700	354,858
Medivation, Inc. (b)	7,400	117,068

		5,515,628

Medical Information Systems (0.2%)
Alliance Imaging, Inc. (b)	50,200	333,830
Computer Programs & Systems, Inc.	4,300	146,157
PER-SE Technologies, Inc. (b)	36,300	1,008,414

		1,488,401

Metals (1.5%)
Circor Int’l, Inc.	15,600	573,924
Commercial Metals Co.	58,500	1,509,300
Gibraltar Industries, Inc.	9,100	213,941

15

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Metals (continued)
Kaydon Corp.	6,300	$250,362
NN, Inc.	26,100	324,423
Oregon Steel Mills, Inc. (b)	44,680	2,788,479
Ryerson, Inc.	7,300	183,157
Schnitzer Steel Industries, Inc.	8,600	341,420
Steel Dynamics, Inc.	68,100	2,209,845
USEC, Inc. (b)	50,800	646,176
Valmont Industries, Inc.	26,700	1,481,583

		10,522,610

Multimedia (1.2%)
Carmike Cinemas, Inc.	500	10,195
Cox Radio, Inc. (b)	47,400	772,620
DreamWorks Animation SKG, Inc., Class A (b)	30,200	890,598
DTS, Inc. (b)	136,810	3,309,434
Macrovision Corp. (b)	70,900	2,003,634
Media General, Inc.	6,600	245,322
Regal Entertainment Group, Class A	60,180	1,283,038

		8,514,841

Music (0.1%)
Steinway Musical Instruments, Inc. (b)	13,200	409,068

Networking Products (0.6%)
Adaptec, Inc. (b)	51,500	239,990
Anixter Int’l, Inc. (b)	55,500	3,013,650
Foundry Networks, Inc. (b)	47,200	707,056
Hypercom Corp. (b)	18,500	117,475
Safenet, Inc. (b)	12,285	294,103

		4,372,274

Nursing Homes (0.2%)
Sunrise Senior Living, Inc. (b)	53,940	1,657,037

Office Equipment & Services (0.3%)
BioMed Realty Trust, Inc.	31,100	889,460
Ennis, Inc.	8,200	200,572
Global Imaging Systems, Inc. (b)	4,100	89,995
John H. Harland Co.	16,400	823,280

		2,003,307

Oil & Gas (4.4%)
Alon USA Energy, Inc.	7,400	194,694
Bois d’Arc Energy, Inc. (b)	14,800	216,524
Callon Petroleum Corp. (b)	7,900	118,737

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Oil & Gas (continued)
Complete Production Services, Inc. (b)	35,650	$755,780
Comstock Resources, Inc. (b)	17,400	540,444
Energy Partners Ltd. (b)	19,600	478,632
Giant Industries, Inc. (b)	6,000	449,700
Hanover Compressor Co. (b)	14,130	266,916
Harvest Natural Resources, Inc. (b)	29,900	317,837
Helix Energy Solutions Group, Inc. (b)	1,787	56,058
Houston Exploration Co. (b)	14,800	766,344
Laclede Group, Inc. (The)	31,100	1,089,433
Lone Star Technologies, Inc. (b)	10,200	493,782
Mariner Energy, Inc. (b)	19,500	382,200
New Jersey Resources Corp.	33,700	1,637,146
Northwest Natural Gas Co.	18,300	776,652
Oceaneering Int’l, Inc. (b)	27,910	1,108,027
Oil States Int’l, Inc. (b)	28,000	902,440
OMI Corp.	128,700	2,724,579
Petrohawk Energy Corp. (b)	23,000	264,500
Rossetta Resources, Inc. (b)	3,700	69,079
RPC Energy Services, Inc.	15,788	266,493
SEACOR Holdings, Inc. (b)	22,500	2,230,650
South Jersey Industries, Inc.	48,500	1,620,385
Stone Energy Corp. (b)	19,400	685,790
Superior Well Services, Inc. (b)	27,900	713,124
Swift Energy Co. (b)	18,500	828,985
Todco (b)	106,500	3,639,104
Trico Marine Services, Inc. (b)	43,300	1,658,823
Union Drilling, Inc. (b)	17,600	247,808
Universal Compression Holdings, Inc. (b)	8,700	540,357
Veritas DGC, Inc. (b)	16,400	1,404,332
Warren Resources, Inc. (b)	211,100	2,474,092
Western Refining, Inc.	14,700	374,262

		30,293,709

Paper & Related Products (0.5%)
Buckeye Technologies, Inc. (b)	31,800	380,964
Glatfelter Co.	17,500	271,250
Rock-Tenn Co.	39,400	1,068,134
Schweitzer-Mauduit Int’l, Inc.	73,900	1,925,095

		3,645,443

16

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Physical Therapy & Rehab Centers (0.2%)
Psychiatric Solutions, Inc. (b)	29,700	$1,114,344

Plastics (0.3%)
Myers Industries, Inc.	42,800	670,248
Spartech Corp.	41,500	1,088,130

		1,758,378

Pollution Control (0.1%)
Calgon Carbon Corp. (b)	75,010	465,062

Private Corrections (0.2%)
Geo Group, Inc. (The) (b)	31,550	1,183,756

Publishing (0.5%)
Banta Corp.	4,600	167,440
Journal Register Co.	23,900	174,470
Lee Enterprises, Inc.	74,000	2,298,440
ProQuest Co. (b)	13,000	135,850
Scholastic Corp. (b)	24,300	870,912
Valassis Communications, Inc. (b)	10,300	149,350

		3,796,462

Racetracks (0.0%)
Speedway Motorsports, Inc.	8,800	337,920

Railroads (0.9%)
Florida East Coast Industries, Inc.	66,410	3,958,036
Genesee & Wyoming, Inc. (b)	79,050	2,074,272

		6,032,308

Real Estate (0.3%)
HouseValues, Inc. (b)	19,300	108,659
Realty Income Corp.	8,100	224,370
Sirva, Inc. (b)	38,500	133,980
Tejon Ranch Co. (b)	23,650	1,320,616

		1,787,625

Real Estate Investment Trusts (9.0%)
American Financial Realty Trust	94,500	1,081,080
American Home Mortgage Investment Corp.	72,089	2,531,766
Anthracite Capital, Inc.	103,700	1,320,101
Ashford Hospitality Trust	231,220	2,878,689
Capital Trust, Inc., Class A	9,700	484,418
CBL & Associates Properties, Inc.	13,100	567,885
CBRE Realty Finance, Inc.	22,300	350,333

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Cedarshopping Centers, Inc.	53,900	$857,549
Colonial Properties Trust	13,000	609,440
Columbia Equity Trust, Inc.	7,200	137,592
Deerfield Triarc Capital Corp.	88,600	1,499,998
Eagle Materials, Inc.	14,000	605,220
Education Realty Trust, Inc.	24,400	360,388
Entertainment Properties Trust	14,430	843,289
Equity Inns, Inc.	262,950	4,196,681
Equity Lifestyle Properties, Inc.	15,900	865,437
Extra Space Storage, Inc.	9,800	178,948
First Industrial Realty Trust	26,400	1,237,896
First Potomac Realty Trust	31,000	902,410
Five Star Quality Care (b)	163,300	1,820,795
Glimcher Realty Trust	49,400	1,319,474
Government Properties Trust	32,300	342,380
Health Care REIT, Inc.	12,100	520,542
Healthcare Realty Trust, Inc.	27,300	1,079,442
Hersha Hospitality Trust	153,800	1,744,092
Highland Hospitality Corp.	6,200	88,350
HomeBanc Corp.	44,500	188,235
Hospitality Properties Trust	29,400	1,397,382
Impac Mortgage Holdings	42,800	376,640
InnKeepers USA Trust	91,400	1,416,700
Kilroy Realty Corp.	21,600	1,684,800
KKR Financial Corp.	53,200	1,425,228
Lasalle Hotel Properties	41,900	1,921,115
Lexington Corporate Properties Trust	148,700	3,335,341
LTC Properties, Inc.	23,800	649,978
Maguire Properties, Inc.	14,900	596,000
MFA Mortgage Investments, Inc.	29,200	224,548
National Health Investors, Inc.	19,600	646,800
National Retail Properties, Inc.	57,550	1,320,773
Nationwide Health Properties, Inc.	29,400	888,468
Omega Healthcare Investors, Inc.	96,000	1,701,120
Parkway Properties, Inc.	13,200	673,332
Pennsylvania Real Estate Investment Trust	53,800	2,118,644
Post Properties, Inc.	81,400	3,719,979
Rait Investment Trust	44,200	1,524,016
Republic Property Trust	114,600	1,322,484
Saul Centers, Inc.	25,100	1,385,269
Senior Housing Properties Trust	55,000	1,346,400
Spirit Finance Corp.	202,400	2,523,928

17

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Sunstone Hotel Investors, Inc.	69,800	$1,865,754
Weinharten Realty Investors	12,000	553,320

		63,230,449

Rental & Leasing Services & Commercial (0.3%)
Aaron Rents, Inc.	6,050	174,119
Dollar Thrifty Automotive Group, Inc. (b)	20,200	921,322
Electro Rent Corp. (b)	9,300	155,310
Rent-A-Center, Inc. (b)	30,700	905,957

		2,156,708

Research & Development (0.1%)
PAREXEL Int’l Corp. (b)	17,600	509,872

Restaurants (1.5%)
Bob Evans Farms	2,000	68,440
California Pizza Kitchen, Inc. (b)	10,700	356,417
Denny’s Corp. (b)	213,650	1,006,292
Domino’s Pizza, Inc.	46,100	1,290,800
Jack in the Box, Inc. (b)	29,000	1,770,160
Luby’s, Inc. (b)	81,140	883,615
Papa John’s Int’l, Inc. (b)	43,600	1,264,836
Ruby Tuesday, Inc.	84,720	2,324,716
Ruth’s Chris Steak House, Inc. (b)	58,800	1,074,864
Sonic Corp. (b)	25,100	601,145

		10,641,285

Retail (4.4%)
99 Cents Only Stores (b)	24,300	295,731
Big Lots, Inc. (b)	91,000	2,085,720
Blockbuster, Inc. (b)	39,400	208,426
Bon-Ton Stores, Inc.	11,800	408,870
Brown Shoe Co., Inc.	39,300	1,876,182
Build-A-Bear-Workshop, Inc. (b)	7,400	207,348
Casey’s General Stores, Inc.	12,000	282,600
Cash America Int’l, Inc.	49,400	2,316,860
Charming Shoppes, Inc. (b)	138,200	1,869,846
Cole (Kenneth) Productions, Inc.	11,800	283,082
CSK Auto Corp. (b)	30,800	528,220
Deckers Outdoor Corp. (b)	4,800	287,760
Dollar Tree Stores, Inc. (b)	18,000	541,800
Dress Barn, Inc. (b)	14,400	335,952
Fred’s, Inc.	51,500	620,060
Genesco, Inc. (b)	18,400	686,320

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Retail (continued)
Guitar Center, Inc. (b)	62,900	$2,859,433
Hibbett Sporting Goods, Inc. (b)	15,000	457,950
Inland Real Estate Corp.	40,700	761,904
Insight Enterprises, Inc. (b)	12,400	233,988
Longs Drug Stores Corp.	47,960	2,032,545
Movado Group, Inc.	11,000	319,000
Pacific Sunwear of California, Inc. (b)	35,000	685,300
Pantry, Inc. (b)	9,600	449,664
Payless Shoesource, Inc. (b)	23,900	784,398
Retail Ventures, Inc. (b)	23,300	443,632
Sealy Corp.	22,900	337,775
Shoe Carnival, Inc. (b)	6,600	208,560
Skechers U.S.A., Inc. (b)	26,000	866,060
Smart & Final, Inc. (b)	23,300	440,370
Spartan Stores, Inc.	47,600	996,268
Stage Stores, Inc.	78,615	2,389,110
Systemax, Inc. (b)	22,400	390,880
Talbots, Inc.	39,180	944,238
Tuesday Morning Corp.	30,000	466,500
Tween Brands, Inc. (b)	21,700	866,481
Wet Seal, Inc. (The), Class A (b)	91,800	612,306

		30,381,139

Savings & Loans (1.7%)
Bankunited Financial Corp.	18,600	520,056
Dime Community Bancshares	17,650	247,277
Downey Financial Corp.	12,800	929,024
First Financial Holdings, Inc.	5,300	207,654
First Niagara Financial Group, Inc.	75,496	1,121,871
First Place Financial Corp.	13,700	321,813
FirstFed Financial Corp. (b)	11,700	783,549
Flagstar Bancorp	22,000	326,480
Franklin Bank Corp. (b)	58,800	1,207,752
ITLA Capital Corp.	5,100	295,341
MAF Bancorp, Inc.	35,143	1,570,541
Ocwen Financial Corp. (b)	22,400	355,264
Partners Trust Financial Group	40,600	472,584
Sterling Financial Corp.	64,405	2,177,532
Tierone Corp.	22,400	708,064
WSFS Financial Corp.	8,700	582,291

		11,827,093

Semiconductors (2.1%)
Actel Corp. (b)	12,700	230,632

18

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Semiconductors (continued)
Amkor Technology, Inc. (b)	44,800	$418,432
Axcelis Technologies, Inc. (b)	117,000	682,110
Brooks Automation, Inc. (b)	43,000	619,200
Cirrus Logic, Inc. (b)	31,000	213,280
Cohu, Inc.	14,300	288,288
Conexant Systems, Inc. (b)	477,000	973,080
Credence Systems Corp. (b)	26,900	139,880
Cypress Semiconductor Corp. (b)	176,800	2,982,616
DSP Group, Inc. (b)	12,800	277,760
Emulex Corp. (b)	10,900	212,659
Genesis Microchip, Inc. (b)	7,900	80,106
Lattice Semiconductor Corp. (b)	33,400	216,432
LTX Corp. (b)	61,100	342,160
Mattson Technology, Inc. (b)	11,300	105,316
MKS Instruments, Inc. (b)	24,300	548,694
On Semiconductor Corp. (b)	35,600	269,492
Optical Communication Products, Inc. (b)	30,700	50,348
Pericom Semiconductor Corp. (b)	7,100	81,437
Photronics, Inc. (b)	44,900	733,666
Rockwood Holdings, Inc. (b)	22,900	578,454
Silicon Image, Inc. (b)	288,650	3,671,628
Skyworks Solutions, Inc. (b)	29,900	211,692
Standard Microsystems Corp. (b)	13,700	383,326
Zoran Corp. (b)	15,300	223,074

		14,533,762

Telecommunications (1.9%)
ADC Telecommunications, Inc. (b)	57,750	839,108
Alaska Communications Systems Holdings, Inc.	71,800	1,090,642
Anaren, Inc. (b)	31,400	557,664
Andrew Corp. (b)	21,000	214,830
Arris Group, Inc. (b)	235,390	2,944,728
Broadwing Corp. (b)	33,580	524,520
C-COR.net Corp. (b)	6,200	69,068
Centennial Communications	20,900	150,271
Ditech Networks, Inc. (b)	14,300	98,956
Dobson Communications Corp., Class A (b)	54,200	472,082
Finisar Corp. (b)	30,300	97,869
General Communication, Inc. (b)	20,500	322,465
Globalstar, Inc. (b)	31,810	442,477

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (continued)
Lightbridge, Inc. (b)	14,700	$199,038
MasTec, Inc. (b)	26,200	302,348
MRV Communications, Inc. (b)	16,800	59,472
Newport Corp. (b)	29,400	615,930
North Pittsburgh Systems, Inc.	10,000	241,400
Polycom, Inc. (b)	30,150	931,937
Premiere Global Services, Inc. (b)	127,900	1,207,376
Sycamore Networks, Inc. (b)	32,000	120,320
Utstarcom, Inc. (b)	20,400	178,500
Windstream Corp.	129,400	1,840,068

		13,521,069

Tobacco (0.3%)
Alliance One Int’l, Inc. (b)	67,600	477,256
Loews Corp.—Carolina Group	17,300	1,119,656
Universal Corp.	12,000	588,120

		2,185,032

Toys (0.1%)
JAKKS Pacific, Inc. (b)	33,600	733,824

Transportation (1.4%)
AMERCO (b)	5,400	469,854
Arkansas Best Corp.	3,400	122,400
Bristow Group, Inc. (b)	9,700	350,073
Genesis Lease Ltd. ADR—IE (b)	78,270	1,839,345
Greenbrier Cos., Inc.	95,000	2,850,000
Marten Transport Ltd. (b)	500	9,165
Omega Navigation Enterprises, Inc.	188,330	2,949,248
RailAmerica, Inc. (b)	36,200	582,096
Saia, Inc. (b)	6,900	160,149
U.S. Xpress Enterprises, Inc. (b)	4,300	70,821
Werner Enterprises, Inc.	6,200	108,376

		9,511,527

Utilities (4.3%)
Advanced Energy Industries, Inc. (b)	36,090	681,018
American States Water Co.	7,400	285,788
Avista Corp.	78,400	1,984,304
Black Hills Corp.	17,000	627,980
California Water Service Group	7,300	294,920
CH Energy Group, Inc.	11,200	591,360
Charter Communications, Inc. (b)	308,900	945,234

19

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Utilities (continued)
Cincinnati Bell, Inc. (b)	1,351,790	$6,177,681
Cleco Corp.	31,600	797,268
Commonwealth Telephone Enterprises, Inc.	6,400	267,904
CT Communications, Inc.	43,700	1,001,604
El Paso Electric Co. (b)	50,300	1,225,811
Idacorp, Inc.	39,900	1,542,135
NICOR, Inc.	24,900	1,165,320
PNM Resource, Inc.	21,800	677,980
Quantum Fuel Systems Technology (b)	19,800	31,680
Sierra Pacific Resources (b)	79,200	1,332,936
SJW Corp.	4,400	170,544
Southwest Gas Corp.	65,800	2,524,746
Time Warner Telecom, Inc. (b)	6,800	135,524
UIL Holdings Corp.	6,033	254,532
UniSource Energy Corp.	60,100	2,195,453
Westar Energy, Inc.	201,650	5,234,834

		30,146,556

Waste Disposal (0.4%)
American Ecology Corp.	151,480	2,803,895
Waste Services, Inc. (b)	9,500	93,575

		2,897,470

Water Treatment Systems (0.2%)
Nalco Holding Co. (b)	56,460	1,155,172

Wire & Cable Products (0.3%)
Encore Wire Corp. (b)	45,100	992,651
General Cable Corp. (b)	23,800	1,040,298

		2,032,949

Total Common Stocks		680,694,552

Shares or Principal Amount		Value
MUTUAL FUNDS (2.0%)
AIM Liquid Assets Portfolio, 5.11%	14,062,321	$14,062,321

Total Mutual Funds		14,062,321

TREASURY NOTES (0.1%)
U.S. Treasury Notes, 4.25%, 11/30/07 (c)	400,000	397,250

Total Treasury Notes		397,250

WARRANTS (0.0%)
Biotechnology Research & Production (0.0%)
Infinity Bio-Energy Ltd., expiring 05/23/10 (b)	311,000	149,280

Total Warrants		149,280

Total Investments (Cost $608,354,923) (a) — 99.7%		695,303,403
Other assets in excess of liabilities — 0.3%		836,925

NET ASSETS — 100.0%		$696,140,328

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Pledged as collateral for futures.

ADR	American Depository Receipt

IE	Ireland

At December 31, 2006 the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
27	Russell 2000 Future	03/15/07	$10,731,150	($95,453)

See notes to financial statements.

20

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $608,354,923)	$695,303,403
Deposits with brokers for futures	13,720
Interest and dividends receivable	1,262,221
Receivable for capital shares issued	23,897
Receivable for investments sold	9,140,085
Prepaid expenses	2,590

Total Assets	705,745,916

Liabilities:
Payable to custodian	878,029
Payable for investments purchased	6,553,919
Payable for capital shares redeemed	1,373,376
Payable for variation margin on futures contracts	81,605
Accrued expenses and other payables:
Investment advisory fees	513,945
Fund administration and transfer agent fees	32,113
Distribution fees	11,316
Administrative servicing fees	95,189
Compliance program fees (Note 3)	6,444
Other	59,652

Total Liabilities	9,605,588

Net Assets	$696,140,328

Represented by:
Capital	$600,209,116
Accumulated net investment income (loss)	660,819
Accumulated net realized gain (losses) from investment and futures transactions	8,417,366
Net unrealized appreciation (depreciation) on investments and futures	86,853,027

Net Assets	$696,140,328

Net Assets:
Class I Shares	$587,083,741
Class II Shares	55,228,598
Class III Shares	1,485,343
Class IV Shares	52,342,646

Total	$696,140,328

Shares outstanding (unlimited number of shares authorized):
Class I Shares	47,141,375
Class II Shares	4,477,081
Class III Shares	119,064
Class IV Shares	4,202,642

Total	55,940,162

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$12.45
Class II Shares	$12.34
Class III Shares	$12.48
Class IV Shares	$12.45

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$817,799
Dividend income (net of foreign withholding tax of $299)	10,719,353

Total Income	11,537,152

Expenses:
Investment advisory fees	6,232,921
Fund administration and transfer agent fees	497,317
Distribution fees Class II Shares	118,022
Administrative servicing fees Class I Shares	1,004,234
Administrative servicing fees Class II Shares	75,597
Administrative servicing fees Class III Shares	2,426
Administrative servicing fees Class IV Shares	80,166
Trustee fees	28,453
Compliance program fees (Note 3)	13,554
Other	233,284

Total expenses before earnings credit	8,285,974
Earnings credit (Note 6)	(21,408)

Net Expenses	8,264,566

Net Investment Income (Loss)	3,272,586

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	57,223,370
Net realized gains (losses) on futures	1,005,160

Net realized gains (losses) on investment and futures transactions	58,228,530
Net change in unrealized appreciation/depreciation on investments and futures	51,964,832

Net realized/unrealized gains (losses) on investments and futures	110,193,362

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$113,465,948

See notes to financial statements.

21

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$3,272,586	$627,104
Net realized gains (losses) on investment and futures transactions	58,228,530	84,343,055
Net change in unrealized appreciation/depreciation on investments and futures	51,964,832	(65,820,811)

Change in net assets resulting from operations	113,465,948	19,149,348

Distributions to Class I shareholders from:
Net investment income	(2,667,879)	(423,215)
Net realized gains on investments	(45,122,447)	(74,221,499)
Distributions to Class II shareholders from:
Net investment income	(111,406)	(158)
Net realized gains on investments	(4,149,180)	(5,146,029)
Distributions to Class III shareholders from:
Net investment income	(6,969)	(855)
Net realized gains on investments	(114,595)	(173,428)
Distributions to Class IV shareholders from:
Net investment income	(239,140)	(32,994)
Net realized gains on investments	(3,996,332)	(6,098,184)

Change in net assets from shareholder distributions	(56,407,948)	(86,096,362)

Change in net assets from capital transactions	(93,293,728)	(57,443,650)

Change in net assets	(36,235,728)	(124,390,664)
Net Assets:
Beginning of period	732,376,056	856,766,720

End of period	$696,140,328	$732,376,056

Accumulated net investment income (loss) at end of period	$660,819	$169,882

Capital Transactions:
Class I Shares:
Proceeds from shares issued	$52,704,544	$37,905,074
Dividends reinvested	47,790,278	74,644,664
Cost of shares redeemed (a)	(197,256,487)	(174,572,041)

	(96,761,665)	(62,022,303)

Class II Shares:
Proceeds from shares issued	15,325,328	13,795,351
Dividends reinvested	4,260,582	5,146,184
Cost of shares redeemed (a)	(11,416,671)	(12,873,745)

	8,169,239	6,067,790

Class III Shares:
Proceeds from shares issued	399,483	534,641
Dividends reinvested	121,563	174,282
Cost of shares redeemed (a)	(590,028)	(1,150,889)

	(68,982)	(441,966)

(a)	Includes redemption fees, if any.

22

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Class IV Shares:
Proceeds from shares issued	2,255,881	3,596,419
Dividends reinvested	4,235,468	6,131,174
Cost of shares redeemed (a)	(11,123,669)	(10,774,764)

	(4,632,320)	(1,047,171)

Change in net assets from capital transactions	$(93,293,728)	$(57,443,650)

Share Transactions:
Class I Shares:
Issued	4,191,846	3,037,441
Reinvested	3,844,135	6,387,509
Redeemed	(15,892,924)	(14,193,748)

	(7,856,943)	(4,768,798)

Class II Shares:
Issued	1,206,090	1,133,868
Reinvested	345,360	444,184
Redeemed	(931,854)	(1,051,531)

	619,596	526,521

Class III Shares:
Issued	31,386	43,707
Reinvested	9,768	14,885
Redeemed	(47,229)	(93,976)

	(6,075)	(35,384)

Class IV Shares:
Issued	180,181	290,845
Reinvested	340,591	524,752
Redeemed	(890,772)	(878,822)

	(370,000)	(63,225)

Total change in shares	(7,613,422)	(4,340,886)

(a)	Includes redemption fees, if any.

See notes to financial statements.

23

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Small Cap Value Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains (Losses)	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$10.36	—	(2.78)	(2.78)	—	(0.21)	(0.21)	$7.37	(27.16%	)	$467,165	1.11%		0.01%		1.11%		0.01%		127.77%
Year Ended December 31, 2003	$7.37	(0.02)	4.21	4.19	—	—	—	$11.56	56.85%		$715,099	1.11%		(0.18%	)	(j	)	(j	)	126.29%
Year Ended December 31, 2004	$11.56	(0.01)	2.01	2.00	— (g)	(0.94)	(0.94)	$12.62	17.30%		$754,412	1.11%		(0.09%	)	(j	)	(j	)	132.11%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	$11.53	3.07%		$634,107	1.12%		0.09%		(j	)	(j	)	188.69%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	$12.45	17.29%		$587,084	1.13%		0.47%		(j	)	(j	)	115.12%

Class II Shares
Period Ended December 31, 2002(c)	$10.26	—	(2.68)	(2.68)	—	(0.21)	(0.21)	$7.37	(26.46%	)(h)	$1,472	1.32%	(i)	0.13%	(i)	(j	)	(j	)	127.77%
Year Ended December 31, 2003(d)	$7.37	(0.04)	4.20	4.16	—	—	—	$11.53	56.45%		$18,446	1.36%		(0.41%	)	(j	)	(j	)	126.29%
Year Ended December 31, 2004	$11.53	(0.03)	1.99	1.96	—	(0.94)	(0.94)	$12.55	17.00%		$41,804	1.36%		(0.30%	)	(j	)	(j	)	132.11%
Year Ended December 31, 2005	$12.55	(0.02)	0.36	0.34	— (g)	(1.46)	(1.46)	$11.43	2.78%		$44,096	1.38%		(0.15%	)	(j	)	(j	)	188.69%
Year Ended December 31, 2006	$11.43	0.03	1.91	1.94	(0.03)	(1.00)	(1.03)	$12.34	17.10%		$55,229	1.38%		0.23%		(j	)	(j	)	115.12%

Class III Shares
Period Ended December 31, 2002(e)	$10.48	—	(2.89)	(2.89)	—	(0.21)	(0.21)	$7.38	(27.88%	)(h)	$63	1.07%	(i)	0.60%	(i)	(j	)	(j	)	127.77%
Year Ended December 31, 2003(d)	$7.38	(0.01)	4.20	4.19	—	—	—	$11.57	56.78%		$2,568	1.11%		(0.13%	)	(j	)	(j	)	126.29%
Year Ended December 31, 2004	$11.57	(0.01)	2.02	2.01	— (g)	(0.94)	(0.94)	$12.64	17.37%		$2,029	1.11%		(0.09%	)	(j	)	(j	)	132.11%
Year Ended December 31, 2005	$12.64	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	$11.55	3.06%		$1,445	1.13%		0.08%		(j	)	(j	)	188.69%
Year Ended December 31, 2006	$11.55	0.07	1.92	1.99	(0.06)	(1.00)	(1.06)	$12.48	17.37%		$1,485	1.12%		0.47%		(j	)	(j	)	115.12%

Class IV Shares
Period Ended December 31, 2003(f)	$7.49	(0.01)	4.08	4.07	—	—	—	$11.56	54.34%	(h)	$53,826	1.10%	(i)	(0.18%	)(i)	(j	)	(j	)	126.29%
Year Ended December 31, 2004	$11.56	(0.01)	2.01	2.00	— (g)	(0.94)	(0.94)	$12.62	17.30%		$58,521	1.11%		(0.08%	)	(j	)	(j	)	132.11%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	$11.53	3.07%		$52,727	1.12%		0.10%		(j	)	(j	)	188.69%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	$12.45	17.40%		$52,343	1.12%		0.48%		(j	)	(j	)	115.12%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(d)	Net investment income (loss) is based on average shares outstanding during the period.

(e)	For the period from May 3, 2002 (commencement of operations) through December 31, 2002.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)	The amount is less than $0.005.

(h)	Not annualized.

(i)	Annualized.

(j)	There were no fee waivers/reimbursements during the period.

See notes to financial statements.

24

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT Small Cap Value Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

25

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

26

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2006.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding

27

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management Research & Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management Research & Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers*
— J.P. Morgan Investment Management, Inc. — Epoch Investment Partners, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadvisers is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $200 million	0.90%
$200 million or more	0.85%

From such fees, pursuant to the subadvisory agreements, GMF paid the subadvisers $3,346,843 for the year ended December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

28

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $990,235 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such cost amounted to $13,554.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $466.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $809,453,747 and sales of $957,424,944.

For the year ended December 31, 2006, the Fund had purchases of $397,422 of U.S. Government securities.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

29

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$29,833,197	$26,574,750	$56,407,947	$—	$56,407,947
2005	$47,664,992	$38,431,370	$86,096,362	$—	$86,096,362

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$4,657,150	$6,579,170	$11,236,320	$—	$—	$84,694,892	$95,931,212

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$610,608,511	$109,775,567	$(25,080,675)	$84,694,892

30

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006 (Unaudited)

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT Small Cap Value Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 19% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $26,574,750 as long term capital gain distributions for the maximum 15% income tax rate.

33

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

34

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

35

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38

Gartmore GVIT International Growth Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIG (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT International Growth Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT International Growth Fund (Class I at NAV) returned 32.96% versus 27.16% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Core Funds (consisting of 133 funds as of Dec. 31, 2006) was 24.35%.

The outlook for the global economy continued to improve in the final quarter of 2006 that capped an excellent year. Oil prices eased further, calming fears about future levels of inflation and interest rates. Investors also were encouraged by U.S. data suggesting that the United States was heading for a soft economic landing—a rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation—and that growth was picking up in other regions such as Europe. Strong corporate earnings growth (which generally exceeded expectations) and robust merger-and-acquisition (M&A) activity further fueled the upturn in global markets. The strength of the Japanese economic recovery remained in doubt as data continued to disappoint; the economy expanded by just 0.8% on an annual basis in the third quarter of the year, while machinery orders rose less than expected in October. The Chinese economy, however, continued to race ahead, and strong economic growth also was reported in the rest of Asia as well as in other emerging markets.

The Fund benefited significantly from favorable stock selection in the United Kingdom, as well as in sectors such as industrials and materials. In terms of individual stocks, an overweight by the Fund versus the benchmark in Irish drinks firm C&C Group plc added considerable value. The company reported a doubling in pre-tax profits during the reporting period, largely due to the strong performance of its cider division. The Fund’s overweight in ALSTOM SA also proved positive, with the French engineering group announcing a surge in profits growth and an upgrade to its earnings targets. An off-Index position by the Fund in Vedanta Resources plc also supported Fund performance; the U.K. mining group benefiting from resurgent metals prices.

The Fund did not experience any major setbacks in terms of country or sector allocation during the reporting period, but some disappointments occurred in terms of individual stocks. One of those was Sasol Ltd., a holding in which the Fund was overweight versus the benchmark; the weakening oil price hurt this South African producer of synthetic fuels. A large overweight by the Fund in Japanese credit-card firm Credit Saison Co., Ltd. also detracted from Fund performance. The Japanese government’s plans to cap the high interest rates charged by money lenders undermined the firm’s shares.

We remain positive about the outlook for global equities and have positioned the Fund accordingly. Strong economic growth in Europe and emerging markets should help to offset the impact of the slowdown in the United States. We also expect the recovery in Japan to continue. In addition to the benign economic background, equities also should derive support from reasonable valuations, robust M&A activity and firm corporate profit growth.

PORTFOLIO MANAGERS: Brian ONeill and Ben Walker

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

3

Gartmore GVIT International Growth Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT International Growth Fund

Average	Annual Total Return[1]

(For Periods Ended December 31, 2006)

	One Year	Five Years	Inception[2]
Class I3	32.96%	15.27%	3.62%
Class III[4]	32.95%	15.29%	3.64%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on August 30, 2000.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns, until the creation of Class III shares (May 2, 2002), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT International Growth Fund, the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World ex U.S. is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT International Growth Fund
Class I	Actual		$1,000.00	$1,205.80	$7.01	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.43	1.26%
Class III	Actual		$1,000.00	$1,205.60	$7.06	1.27%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.48	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

Gartmore GVIT International Growth Fund (December 31, 2006)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings
Alstom SA	2.5%
Telenor ASA	2.2%
Toyota Motor Corp.	2.2%
ABB Ltd.	2.1%
British Airways PLC	2.1%
Companhia Vale de Rio Doce ADR	2.1%
Suzuki Motor Corp.	2.0%
Hudbay Minerals, Inc.	2.0%
CSL Ltd.	2.0%
Japan Tobacco, Inc.	2.0%
Other	78.8%

100.0%

Top Industries
Banking	17.1%
Telecommunications	8.9%
Automotive	7.7%
Mining	7.7%
Financial Services	5.6%
Engineering	4.7%
Chemicals	3.9%
Transportation	3.8%
Steel	3.6%
Electronics	3.4%
Other	33.6%

100.0%

Top Countries
United Kingdom	22.3%
Japan	15.7%
France	10.5%
Canada	6.0%
Netherlands	4.8%
Germany	4.5%
Switzerland	3.9%
Brazil	3.8%
Italy	3.7%
Australia	3.5%
Other	21.3%

100.0%

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (99.9%)
ARGENTINA (1.9%)
Steel (1.9%)
Tenaris SA (c)	71,010	$1,756,680

AUSTRALIA (3.5%)
Computer Software & Services (1.5%)
Computershare Ltd. (c)	195,900	1,369,601

Pharmaceuticals (2.0%)
CSL Ltd. (c)	34,880	1,794,663

		3,164,264

AUSTRIA (1.4%)
Banking (1.4%)
Erste Bank der oesterreichischen Sparkassen AG (c)	16,350	1,251,740

BRAZIL (3.8%)
Banking (1.7%)
Banco Bradesco SA ADR	39,190	1,581,317

Mining (2.1%)
Companhia Vale de Rio Doce ADR	71,200	1,869,000

		3,450,317

CANADA (6.0%)
Aluminum (1.9%)
Alcan, Inc. ADR	35,450	1,727,833

Computers (1.2%)
Research In Motion Ltd. (b)	8,600	1,098,908

Mining (2.0%)
Hudbay Minerals, Inc. (b)	96,000	1,798,302

Oil & Gas (0.9%)
Suncor Energy, Inc.	10,900	858,145

		5,483,188

CHINA (0.3%)
Construction (0.3%)
China Communications Construction Co. Ltd. (b)	234,000	231,361

FRANCE (10.5%)
Banking (1.7%)
Societe Generale (c)	9,300	1,573,116

Chemicals (1.4%)
Rhodia SA (b) (c)	373,110	1,297,401

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FRANCE (continued)
Diversified Operations (1.6%)
LVMH Moet Hennessy SA (c)	13,593	$1,429,765

Engineering (2.6%)
Alstom SA (b) (c)	16,810	2,268,532

Food Products & Services (1.8%)
Groupe Danone (c)	11,040	1,669,326

Telecommunications (1.4%)
France Telecom SA (c)	47,500	1,310,393

		9,548,533

GERMANY (4.5%)
Automotive (1.7%)
Porsche AG (c)	1,240	1,577,699

Chemicals (0.9%)
Symrise AG (b)	32,976	857,447

Machinery (1.9%)
MAN AG (c)	18,300	1,652,780

		4,087,926

GREECE (1.2%)
Banking (1.2%)
National Bank Of Greece SA (c)	23,500	1,077,783

HONG KONG (3.3%)
Real Estate (1.7%)
New World Development Co. Ltd. (c)	781,000	1,565,428

Telecommunications (1.6%)
China Mobile Ltd. ADR	34,380	1,485,904

		3,051,332

IRELAND (0.9%)
Beverages (0.9%)
C&C Group PLC (c)	45,600	809,768

ITALY (3.7%)
Automotive (1.9%)
Fiat SPA (b) (c)	91,400	1,743,484

Banking (1.8%)
UniCredito Italiano SpA (c)	188,750	1,649,826

		3,393,310

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (15.7%)
Automotive (4.1%)
Suzuki Motor Corp. (c)	66,000	$1,860,599
Toyota Motor Corp. (c)	29,300	1,961,207

		3,821,806

Chemicals (1.6%)
Shin-Etsu Chemical Co. Ltd. (c)	21,600	1,442,011

Electronics (1.8%)
Canon, Inc.	29,300	1,649,803

Financial Services (2.3%)
Mitsubishi UFJ Financial Group, Inc. (c)	80	992,589
Sumitomo Mitsui Financial Group, Inc. (c)	106	1,085,421

		2,078,010

Machinery (0.5%)
Komatsu Ltd. (c)	23,900	483,794

Real Estate (1.5%)
Mitsui Fudosan Co. Ltd. (c)	56,000	1,364,568

Tobacco (2.0%)
Japan Tobacco, Inc. (c)	371	1,793,438

Toys (1.9%)
Nintendo Co. Ltd. (c)	6,600	1,708,880

		14,342,310

MEXICO (1.7%)
Financial Services (1.7%)
Grupo Financiero Banorte SA de CV	404,100	1,581,212

NETHERLANDS (4.8%)
Semiconductors (1.4%)
ASML Holding NV (b) (c)	52,140	1,286,596

Steel (1.7%)
Mittal Steel Co. NV (c)	36,200	1,523,765

Transportation (1.7%)
TNT NV (c)	36,067	1,550,283

		4,360,644

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NORWAY (2.2%)
Telecommunications (2.2%)
Telenor ASA (c)	104,900	$1,966,686

RUSSIA (2.0%)
Banking (2.0%)
Sberbank (c)	520	1,790,211

SOUTH AFRICA (1.0%)
Oil & Gas (1.0%)
Sasol Ltd. (c)	24,500	903,408

SOUTH KOREA (1.6%)
Electronics (1.6%)
Hynix Semiconductor, Inc. (b) (c)	38,220	1,490,864

SPAIN (1.9%)
Telecommunications (1.9%)
Telefonica SA (c)	82,000	1,740,733

SWEDEN (1.8%)
Banking (1.8%)
Skandiaviska Enskilda Banken AB (c)	52,800	1,674,169

SWITZERLAND (3.9%)
Banking (1.8%)
Julius Baer Holding Ltd. (c)	15,000	1,645,372

Engineering (2.1%)
ABB Ltd. (c)	108,700	1,947,191

		3,592,563

UNITED KINGDOM (22.3%)
Aerospace & Defense (1.4%)
Rolls-Royce Group PLC (c)	144,170	1,259,702

Apparel Manufacturers (1.0%)
Burberry Group PLC (c)	73,700	928,182

Banking (3.7%)
Barclays PLC (c)	123,600	1,764,516
Standard Chartered PLC (c)	53,900	1,569,962

		3,334,478

Energy (1.7%)
Centrica PLC (c)	224,200	1,551,264

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Financial Services (1.6%)
Lloyds TSB Group PLC (c)	125,870	$1,414,780

Insurance (1.8%)
Legal & General Group PLC (c)	528,850	1,625,083

Mining (3.6%)
Antofagasta PLC (c)	164,200	1,630,240
Xstrata PLC (c)	35,133	1,747,963

		3,378,203

Retail (1.9%)
Marks & Spencer Group PLC (c)	120,600	1,689,842

Telecommunications (1.8%)
Vodafone Group PLC (c)	598,000	1,651,252

Transportation (2.1%)
British Airways PLC (b) (c)	182,030	1,876,576

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Utilities (1.7%)
Pennon Group PLC (c)	140,717	$1,567,822

		20,277,184

Total Common Stocks		91,026,186

Total Investments (Cost $74,876,169) (a) — 99.9%		91,026,186
Other assets in excess of liabilities — 0.1%		70,703

NET ASSETS — 100.0%		$91,096,889

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depositary Receipt

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $74,876,169)	$91,026,186
Foreign currencies, at value (cost $150,049)	147,392
Interest and dividends receivable	70,295
Receivable for capital shares issued	146,410
Reclaims receivable	21,511
Prepaid expenses	820

Total Assets	91,412,614

Liabilities:
Payable to custodian	56,091
Payable for capital shares redeemed	43,409
Accrued expenses and other payables:
Investment advisory fees	189,882
Fund administration and transfer agent fees	4,748
Administrative servicing fees	11,592
Compliance program fees (Note 3)	730
Other	9,273

Total Liabilities	315,725

Net Assets	$91,096,889

Represented by:
Capital	$65,996,637
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	8,949,735
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,150,517

Net Assets	$91,096,889

Net Assets:
Class I Shares	$16,082,262
Class III Shares	75,014,627

Total	$91,096,889

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,332,260
Class III Shares	6,209,134

Total	7,541,394

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$12.07
Class III Shares	$12.08

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$48,764
Dividend income (net of foreign withholding tax of $85,357)	1,197,411
Income from securities lending	12,397

Total Income	1,258,572

Expenses:
Investment advisory fees	634,993
Fund administration and transfer agent fees	60,709
Administrative servicing fees Class I Shares	17,062
Administrative servicing fees Class III Shares	92,644
Trustee fees	2,769
Compliance program fees (Note 3)	1,444
Other	54,842

Total expenses before earnings credit	864,463
Earnings credit (Note 6)	(228)

Net Expenses	864,235

Net Investment Income (Loss)	394,337

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	9,465,360
Net realized gains (losses) on foreign currency transactions	(21,078)

Net realized gains (losses) on investment and foreign currency transactions	9,444,282
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,362,360

Net realized/unrealized gains (losses) on investments and foreign currencies	18,806,642

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,200,979

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$394,337	$144,160
Net realized gains (losses) on investment and foreign currency transactions	9,444,282	2,395,838
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,362,360	4,984,509

Change in net assets resulting from operations	19,200,979	7,524,507

Distributions to Class I shareholders from:
Net investment income	(95,995)	(47,136)
Net realized gains on investments	(20,316)	(14,114)
Distributions to Class III shareholders from:
Net investment income	(663,102)	(198,962)
Net realized gains on investments	(139,839)	(83,756)

Change in net assets from shareholder distributions	(919,252)	(343,968)

Change in net assets from capital transactions	28,866,534	21,098,128

Change in net assets	47,148,261	28,278,667
Net Assets:
Beginning of period	43,948,628	15,669,961

End of period	$91,096,889	$43,948,628

Accumulated net investment income (loss) at end of period	$(1,252)	$(67,036)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,963,811	$4,142,481
Dividends reinvested	116,310	61,250
Cost of shares redeemed(a)	(4,525,152)	(2,694,730)

	6,554,969	1,509,001

Class III Shares
Proceeds from shares issued	39,604,056	23,658,363
Dividends reinvested	802,936	282,717
Cost of shares redeemed(a)	(18,095,427)	(4,351,953)

	22,311,565	19,589,127

Change in net assets from capital transactions	$28,866,534	$21,098,128

SHARE TRANSACTIONS:
Class I Shares
Issued	1,077,817	522,043
Reinvested	11,875	7,530
Redeemed	(441,805)	(354,599)

	647,887	174,974

Class III Shares
Issued	3,849,101	2,939,595
Reinvested	81,924	33,696
Redeemed	(1,806,122)	(566,719)

	2,124,903	2,406,572

Total change in shares	2,772,790	2,581,546

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT International Growth Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions			Redemption Fees	Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions					Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$6.14	0.01	(1.50)	(1.49)	—	—	—	0.01	$4.66	(24.10%	)	$6,859	1.29%		0.53%		1.33%		0.49%		257.38%
Year Ended December 31, 2003	$4.66	0.07	1.59	1.66	—	—	—	—	$6.32	35.62%		$3,678	1.25%		0.83%		(f	)	(f	)	331.02%
Year Ended December 31, 2004	$6.32	0.07	0.83	0.90	(0.06)	—	(0.06)	—	$7.16	14.19%		$3,647	1.33%		0.98%		(f	)	(f	)	262.03%
Year Ended December 31, 2005	$7.16	0.07	2.08	2.15	(0.08)	(0.02)	(0.10)	—	$9.21	30.21%		$6,302	1.34%		0.94%		(f	)	(f	)	215.52%
Year Ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)	(0.02)	(0.14)	—	$12.07	32.96%		$16,082	1.24%		0.41%		(f	)	(f	)	169.26%

Class III Shares
Period Ended December 31, 2002(c)	$5.95	(0.01)	(1.28)	(1.29)	—	—	—	0.01	$4.67	(21.51%	)(d)	$2,232	1.32%	(e)	0.08%	(e)	(f	)	(f	)	257.38%
Year Ended December 31, 2003	$4.67	0.02	1.63	1.65	—	—	—	—	$6.32	35.33%		$6,912	1.33%		0.24%		(f	)	(f	)	331.02%
Year Ended December 31, 2004	$6.32	0.05	0.86	0.91	(0.06)	—	(0.06)	—	$7.17	14.35%		$12,023	1.35%		0.98%		(f	)	(f	)	262.03%
Year Ended December 31, 2005	$7.17	0.06	2.09	2.15	(0.08)	(0.02)	(0.10)	—	$9.22	30.17%		$37,647	1.33%		0.54%		(f	)	(f	)	215.52%
Year Ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)	(0.02)	(0.14)	—	$12.08	32.95%		$75,015	1.22%		0.59%		(f	)	(f	)	169.26%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(d)	Not annualized.

(e)	Annualized.

(f)	There were no fee reductions during the period.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT International Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser,

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2006.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, NWD Management & Research Trust provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Beginning September 29, 2006, Gartmore Global Partners is no longer an affiliate of the adviser.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of the Investment Advisory Agreement, the Fund pays NWD Management & Research Trust an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NWD Management & Research Trust and the subadviser is as follows for the year ended December 31, 2006:

Base Management Fee	Total Fees
Up to $500 million	0.90%
$500 million up to $2 billion	0.85%
$2 billion or more	0.80%

From such fees, pursuant to the subadvisory agreement, NWD Management & Research Trust paid the subadviser $317,497 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI All Country World ex U.S. Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NWD Management & Research Trust and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.25% for all classes until at least May 1, 2007.

NWD Management & Research Trust may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NWD Management & Research Trust, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NWD Management & Research Trust is not permitted.

For the year ended December 31, 2006, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $94,727 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $1,444.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $32,437.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $146,896,508 and sales of $118,258,625.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$835,760	$83,492	$919,252	$—	$919,252
2005	246,098	97,870	343,968	—	343,968

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$7,145,160	$1,926,191	$9,071,351	$—	$—	$16,028,901	$25,100,252

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$74,997,785	$16,134,637	$(106,236)	$16,028,401

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

21

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006 (Unaudited)

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT International Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

22

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $83,493 as long term capital gain distributions for the maximum 15% income tax rate.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.01 per share of foreign source income.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Gartmore GVIT Emerging Markets Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GEM (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Emerging Markets Fund

Effective June 26, 2006 Christopher Palmer, CFA became the Fund’s portfolio manager and is responsible for the day-to-day management, including selection of the Fund’s investments.

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Emerging Markets Fund (Class I at NAV) returned 36.72% versus 32.59% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 33 funds as of Dec. 31, 2006) was 32.65%.

Emerging market equities enjoyed a robust performance in the final quarter of 2006, capping an excellent year in which they outperformed the developed markets of the United States, Europe and Japan. Despite the emerging markets bearing the brunt of the sell off in global equities in May, they recovered convincingly as increasingly positive U.S. data suggested that the world’s largest economy (and the major export market for many developing countries) would experience a soft landing in 2007, supporting investors’ appetite for risk. In addition, falling interest rates boosted markets such as Brazil. China performed particularly strongly toward the end of the year, driven by tax reforms and the continued strength of the economy.

Excellent stock selection, particularly in Brazil, China and India–was the main driver of performance. Stock selection in the materials, financials and consumer discretionary sectors also proved positive. A considerable overweight in Brazilian clothing retailer Lojas Renner proved the most profitable position in terms of individual stocks. Interest rates in Brazil fell sharply in 2006–and more cuts are likely in 2007–fuelling domestic demand and earnings growth at the company. India Cement, where we have an off index position, added further value. The booming Indian economy is driving demand for the company’s products and supporting its pricing power. Another Indian stock also supported performance. UK firm Vodafone reiterated its ambitions to increase its stake in Bharti Airtel, India’s leading mobile operator, and insisted that it might eventually secure control of the company.

Stock selection in South Korea, which continued to underperform over the period, detracted from performance. More specifically, Hite Brewery Co. Ltd., South Korea’s largest brewer, disappointed after reporting results that failed to match expectations. In the industrials sector, India’s ITC Ltd., a tobacco-to-paper group, detracted from performance due to concerns that growing competition in the conglomerate’s domestic market will undermine earnings growth.

Structural reforms and robust economic growth should continue to support emerging markets in the long term. Emerging markets also continue to trade at a modest discount to the developed world. However, after a very strong run, emerging markets may experience some volatility in the near term. Three of our largest overweights are in China, Brazil and Mexico, reflecting the robust economic background and sound government policy measures implemented across all three countries.

PORTFOLIO MANAGER: Christopher Palmer, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

3

Gartmore GVIT Emerging Markets Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Emerging Markets Fund

Average	Annual Total Return[1]

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class I3	36.72%	25.13%	13.14%
Class II4	36.31%	24.82%	12.85%
Class III[4]	36.64%	25.13%	13.14%
Class VI4	36.56%	24.92%	12.93%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on August 30, 2000.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Emerging Markets Fund
Class I	Actual		$1,000.00	$1,272.60	$7.85	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.29	$6.99	1.37%
Class II	Actual		$1,000.00	$1,271.10	$9.27	1.62%
	Hypothetical	[1]	$1,000.00	$1,017.03	$8.27	1.62%
Class III	Actual		$1,000.00	$1,272.80	$7.85	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.29	$6.99	1.37%
Class VI	Actual		$1,000.00	$1,271.70	$8.36	1.46%
	Hypothetical	[1]	$1,000.00	$1,017.84	$7.45	1.46%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	Gartmore GVIT Emerging Markets Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	90.6%
Participation Notes	6.9%
Repurchase Agreements	2.5%
Other Investments*	1.4%
Liabilities in excess of other assets**	-1.4%

100.0%

Top Holdings***
Gazprom ADR	2.8%
Bharti Airtel Ltd., 0.00%, 04/27/07	2.8%
Companhia Vale do Rio Doce, Preferred Shares, Class A	2.5%
Shimao Property Holdings Ltd.	2.3%
Samsung Electronics Co. Ltd.	2.2%
Petroleo Brasileiro SA ADR	2.2%
Lojas Renner SA	2.1%
America Movil SA de CV ADR	2.0%
China Life Insurance Co. Ltd.	1.9%
Surgutneftgaz ADR	1.9%
Other	77.3%

100.0%

Top Industries
Oil & Gas	12.5%
Telecommunications	9.8%
Banking	9.5%
Electronics	6.7%
Retail	5.5%
Steel	4.2%
Metals & Mining	4.0%
Financial Services	3.4%
Insurance	3.0%
Construction	2.5%
Other	38.9%

100.0%

Top Countries
Korea	12.6%
Brazil	12.5%
Russia	11.3%
Hong Kong	10.9%
Tiawan	9.5%
India	7.4%
South Africa	6.8%
Mexico	6.7%
China	4.1%
Indonesia	3.2%
Other	15.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (90.6%)
ARGENTINA (1.2%)
Steel (1.2%)
Tenaris SA ADR	76,300	$3,806,607

BRAZIL (12.6%)
Banking (2.0%)
Banco Bradesco SA, Preferred Shares	83,909	3,399,632
Unibanco GDR	33,500	3,114,160

		6,513,792

Brewery (1.0%)
Ambev Cia Bebid, Preferred Shares	6,467,800	3,192,973

Cellular Telecommunications (0.9%)
Tim Participacoes ADR	80,600	2,790,372

Construction (0.5%)
Companhia de Consessoes
Rodoviarias	115,027	1,554,346

Insurance (1.0%)
Porto Seguro SA	108,000	3,388,215

Metals & Mining (2.6%)
Companhia Vale do Rio Doce, Preferred Shares, Class A	323,772	8,204,246

Oil & Gas (2.5%)
Petroleo Brasileiro SA ADR	74,719	6,984,732
Petroleo Brasileiro SA ADR	9,700	999,003

		7,983,735

Retail (2.1%)
Lojas Renner SA	481,900	6,929,429

		40,557,108

CHINA (4.1%)
Banking (1.0%)
Industrial & Commercial Bank of China (b) (c)	5,003,000	3,106,894

Building Products (1.4%)
Anhui Conch Cement Co. Ltd. (c)	1,320,000	4,397,004

Electric Products (0.2%)
Zhuzhou Csr Times Electric Co. Ltd. (b) (c)	441,000	610,098

Oil & Gas (1.5%)
PetroChina Co. Ltd. (c)	3,552,000	5,006,495

		13,120,491

Shares or Principal Amount		Value

COMMON STOCKS (continued)
CZECH REPUBLIC (1.5%)
Electric Utility (1.5%)
CEZ AS (c)	103,700	$4,755,137

EGYPT (1.1%)
Telecommunications (1.1%)
Orascom Telecom Holding GDR SAE (c)	52,100	3,431,076

HONG KONG (10.9%)
Apparel Accessories & Luxury Goods (0.5%)
Ports Design Ltd. (c)	772,000	1,686,584

Electric Utility (1.0%)
China Resources Power Holdings Co. Ltd. (c)	2,131,800	3,214,212

Entertainment (0.1%)
Melco Pbl Entertainment ADR (b)	15,900	338,034

Health Care Products (0.4%)
Hengan International Group C. Ltd. (c) (d)	508,000	1,257,765

Insurance (1.9%)
China Life Insurance Co. Ltd.	1,807,100	6,168,727

Oil & Gas (2.1%)
China Petroleum & Chemical Corp. (c)	6,018,000	5,575,521
CNPC Hong Kong Ltd. (c)	2,420,000	1,332,980

		6,908,501

Real Estate Development (2.3%)
Shimao Property Holdings Ltd. (b) (c) (d)	3,932,500	7,340,580

Telecommunications (1.8%)
China Mobile Ltd. (c) (d)	666,800	5,748,226

Transportation (0.8%)
Pacific Basin Shipping Ltd. (c)	4,272,000	2,685,431

		35,348,060

HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Magyar Olaj-es Gazipari (c)	23,000	2,604,193

8

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
INDIA (1.2%)
Application Software (1.2%)
Satyam Computer Services Ltd. ADR	168,000	$4,033,680

INDONESIA (3.2%)
Automobile (1.2%)
PT Astra International, Inc. (c)	2,201,500	3,849,629

Banking (1.0%)
PT Bank Internasional Indonesia Tbk (c)	124,439,200	3,355,129

Telecommunications (1.0%)
PT Telekomunikasi Indonesia (c)	2,897,343	3,268,288

		10,473,046

KAZAKHSTAN (1.2%)
Banking (0.6%)
Kazkommertsbank (b)	79,100	1,843,030

Mining (0.6%)
Kazakhgold Group Ltd. GDR (b)	107,563	2,124,369

		3,967,399

KOREA (12.6%)
Banking (2.2%)
Industrial Bank of Korea (b) (c)	251,000	4,607,927
Kookmin Bank ADR	32,600	2,628,864

		7,236,791

Construction (2.0%)
Hanjin Heavy Industries & Construction Co. Ltd. (b) (c)	88,500	2,876,575
Hyundai Development Co. (b)	58,400	3,568,714

		6,445,289

Electronics (3.6%)
Samsung Electronics Co. Ltd. (c)	10,827	7,106,426
Samsung Electronics Co. Ltd. GDR	17,812	4,533,154

		11,639,580

Shares or Principal Amount		Value

COMMON STOCKS (continued)
KOREA (continued)
Financial Services (0.7%)
Hana Financial Group, Inc. (c)	45,999	$2,417,304

Metals (1.0%)
Korea Zinc Co. Ltd. (c)	30,200	3,203,404

Retail (1.1%)
Lotte Shopping Co. Ltd. GDR (b)	171,286	3,485,670

Steel (1.0%)
POSCO (c)	9,400	3,109,126

Tobacco (1.0%)
KT&G Corp. (b)	53,500	3,252,017

		40,789,181

MALAYSIA (2.1%)
Agriculture (0.9%)
IOI Corporation Berhad (c)	560,300	2,922,841

Casino & Gambling (0.2%)
Genting Berhad (c)	53,600	501,334

Foreign Banking (1.0%)
Bumiputra Commerce Holdings Bhd (c)	1,521,200	3,334,757

		6,758,932

MEXICO (6.7%)
Brewery (0.8%)
Fomento Economico ADR	23,000	2,662,480

Financial Services (1.5%)
Grupo Financiero Banorte SA de CV	1,236,376	4,837,844

Retail (1.5%)
Wal-Mart de Mexico SA de CV	1,066,360	4,695,145

Steel (0.9%)
Industrias CH SA (b) (d)	720,300	3,072,034

Telecommunications (2.0%)
America Movil SA de CV ADR	144,251	6,523,030

		21,790,533

9

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
PAKISTAN (0.1%)
Banking (0.1%)
MCB Bank Ltd. GDR (b)	12,817	$230,706

PERU (0.6%)
Metals & Mining (0.6%)
Compania de Minas Buenaventura SA ADR	73,300	2,056,798

RUSSIA (11.3%)
Automobile Manufacturers (0.8%)
JSC Severstal-Avto (c)	80,806	2,437,864

Cellular Telecommunications (1.2%)
Mobile Telesystems ADR	76,300	3,829,497

Commercial Banks (1.8%)
Sberbank RF (c)	1,660	5,714,903

Metals (1.0%)
Chelyabinsk Zink Plant BRD (b)	3,900	585,000
Norilsk Nickel ADR	17,650	2,788,700

		3,373,700

Oil & Gas (4.7%)
Gazprom ADR (c)	196,549	9,051,128
Surgutneftgaz ADR	78,600	6,052,200

		15,103,328

Utilities (1.8%)
RAO Unified Energy System GDR	54,550	5,978,680

		36,437,972

SOUTH AFRICA (6.8%)
Banking (1.0%)
ABSA Group Ltd. (c)	186,165	3,313,757

Diversified Operations (1.1%)
Barloworld Ltd. (c)	146,007	3,413,846

Hospital Management & Services (1.0%)
Network Healthcare Holdings Ltd. (b) (c) (d)	1,590,100	3,129,914

Metals & Mining (0.8%)
Anglo American Platinum Ltd. (c)	22,100	2,697,945

Oil & Gas (0.9%)
Sasol Ltd. (c)	79,107	2,916,976

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SOUTH AFRICA (continued)
Retail (0.8%)
Truworths International Ltd. (c)	581,300	$2,657,134

Telecommunications (1.2%)
MTN Group Ltd. (c)	307,176	3,731,302

		21,860,874

TAIWAN (9.5%)
Building Products (0.8%)
Taiwan Cement Corp. (c)	3,048,464	2,748,979

Chemicals (0.8%)
Taiwan Fertilizer Co. Ltd. (c)	1,318,000	2,514,567

Circuit Boards (1.7%)
Nan YA Printed Circuit Board Corp. (c)	388,000	2,674,481
Unimicron Technology Corp. (c)	2,063,350	2,824,235

		5,498,716

Computers (1.5%)
Hon Hai Precision Industry Co. Ltd. (c)	675,400	4,806,280

Electronics (3.1%)
Delta Electronics, Inc. (c)	932,200	2,994,214
MediaTek, Inc. (c)	377,000	3,883,065
Siliconware Precision Industries Co. (c)	1,919,000	2,998,609

		9,875,888

Financial Services (1.2%)
Shin Kong Financial Holding Co. Ltd. (c)	3,527,287	3,790,088

Semiconductors (0.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	659,000	1,353,254

		30,587,772

THAILAND (1.1%)
Mining (1.1%)
Banpu Public Co. Ltd.	650,300	3,402,054

TURKEY (0.9%)
Banking (0.9%)
Turkiye Vakiflar Bankasi (c)	660,347	3,066,211

VENEZUELA (1.1%)
Steel (1.1%)
Ternium SA — ADR (b)	125,000	3,696,250

Total Common Stocks		292,774,080

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

PARTICIPATION NOTES (6.9%)
INDIA (6.2%)
Automotive (1.0%)
Tata Motors Ltd., 0.00%, 09/14/07 (c)	156,900	$3,192,915

Building Materials (1.4%)
India Cements Ltd., 0.00%, 01/06/11 (b) (c)	838,881	4,454,458

Petrochemicals (1.1%)
Reliance Industries Ltd., 0.00%, 03/09/09 (c)	125,803	3,610,546

Telecommunications (2.7%)
Bharti Airtel Ltd., 0.00%, 04/27/07 (b) (c)	627,477	8,928,998

		20,186,917

PAKISTAN (0.7%)
Banking (0.7%)
Muslim Commercial Bank Ltd., 0.00%, 09/22/09	530,900	2,144,837

Total Participation Notes		22,331,754

REPURCHASE AGREEMENTS (2.5%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $7,955,828 collateralized by U.S. Government Agency Mortgages with a market value of $8,110,259	$7,951,234	7,951,234

Total Repurchase Agreements		7,951,234

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.4%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $933,182, collateralized by U.S. Government Agency Mortgages with a market value of $951,291	932,638	932,638

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Bavaria TRR Corp., Commercial Paper, 5.40%, 01/24/07	$497,908	$497,908
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (e)	1,000,000	1,000,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 01/05/07 (e)	1,000,000	1,000,000
Unicredito Italiano Bank Plc, Medium Term Note, 5.36%, 01/29/08 (e)	1,100,000	1,100,000

Total Short-Term Securities Held as Collateral for Securities on Loan		4,530,546

Total Investments (Cost $250,220,267) (a) — 101.4%		327,587,614
Liabilities in excess of other assets — (1.4%)		(4,645,385)

NET ASSETS — 100.0%		$322,942,229

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

(d)	All of part of the security was on loan as of December 31, 2006.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

GDR	Global Depository Receipt

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $241,336,395)*	$318,703,742
Repurchase agreements, at cost and value	8,883,872

Total Investments	327,587,614

Foreign currencies, at value (cost $162,839)	173,543
Interest and dividends receivable	370,888
Receivable for capital shares issued	163,061
Receivable for investments sold	508,628
Unrealized appreciation on spot contracts	373
Reclaims receivable	2,665
Prepaid expenses	922

Total Assets	328,807,694

Liabilities:
Payable to custodian	27,936
Payable for investments purchased	317,000
Payable for capital shares redeemed	144,650
Payable upon return of securities loaned	4,530,546
Accrued expenses and other payables:
Investment advisory fees	746,896
Fund administration and transfer agent fees	15,819
Distribution fees	15,712
Administrative servicing fees	31,558
Compliance program fees (Note 3)	2,440
Other	32,908

Total Liabilities	5,865,465

Net Assets	$322,942,229

Represented by:
Capital	$205,509,312
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	40,054,446
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	77,378,471

Net Assets	$322,942,229

Net Assets:
Class I Shares	$46,161,018
Class II Shares	8,692,065
Class III Shares	197,466,543
Class VI Shares	70,622,603

Total	$322,942,229

Shares outstanding (unlimited number of shares authorized):
Class I Shares	2,634,894
Class II Shares	498,940
Class III Shares	11,278,388
Class VI Shares	4,034,645

Total	18,446,867

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$17.52
Class II Shares	$17.42
Class III Shares	$17.51
Class VI Shares	$17.50

*	Includes value of securities on loan of $4,342,859.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$179,526
Dividend income (net of foreign withholding tax of $459,916)	5,798,759
Income from securities lending	87,826

Total Income	6,066,111

Expenses:
Investment advisory fees	2,927,674
Fund administration and transfer agent fees	193,097
Distribution fees Class II Shares	20,539
Distribution fees Class VI Shares	128,077
Administrative servicing fees Class I Shares	60,323
Administrative servicing fees Class II Shares	12,896
Administrative servicing fees Class III Shares	281,559
Trustee fees	11,592
Compliance program fees (Note 3)	5,092
Other	140,068

Total expenses before earnings credit	3,780,917
Earnings credit (Note 7)	(933)

Net Expenses	3,779,984

Net Investment Income (Loss)	2,286,127

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	40,264,230
Net realized gains (losses) on foreign currency transactions	(377,489)

Net realized gains (losses) on investment and foreign currency transactions	39,886,741
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	38,542,921

Net realized/unrealized gains (losses) on investments and foreign currencies	78,429,662

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$80,715,789

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$2,286,127	$1,150,654
Net realized gains (losses) on investment and foreign currency transactions	39,886,741	18,889,983
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	38,542,921	23,959,697

Change in net assets resulting from operations	80,715,789	44,000,334

Distributions to Class I shareholders from:
Net investment income	(275,675)	(149,021)
Net realized gains on investments	(439,001)	(2,473,842)
Distributions to Class II shareholders from:
Net investment income	(43,726)	(32,376)
Net realized gains on investments	(94,779)	(689,216)
Distributions to Class III shareholders from:
Net investment income	(1,298,960)	(550,229)
Net realized gains on investments	(2,057,003)	(11,874,439)
Distributions to Class VI shareholders from:
Net investment income	(320,989)	(111,644)
Net realized gains on investments	(584,008)	(2,814,109)

Change in net assets from shareholder distributions	(5,114,141)	(18,694,876)

Change in net assets from capital transactions	21,361,870	96,510,130

Change in net assets	96,963,518	121,815,588
Net Assets:
Beginning of period	225,978,711	104,163,123

End of period	$322,942,229	$225,978,711

Accumulated net investment income (loss) at end of period	$—	$(9,695)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$22,214,857	$21,867,808
Dividends reinvested	714,675	2,622,858
Cost of shares redeemed(a)	(18,646,183)	(18,427,851)

	4,283,349	6,062,815

Class II Shares
Proceeds from shares issued	866	43,903
Dividends reinvested	138,505	721,590
Cost of shares redeemed(a)	(1,954,044)	(2,266,981)

	(1,814,673)	(1,501,488)

Class III Shares
Proceeds from shares issued	67,681,656	75,081,047
Dividends reinvested	3,355,956	12,424,647
Cost of shares redeemed(a)	(72,974,650)	(19,307,911)

	(1,937,038)	68,197,783

Class VI Shares
Proceeds from shares issued	38,630,037	25,803,740
Dividends reinvested	904,995	2,925,748
Cost of shares redeemed(a)	(18,704,800)	(4,978,468)

	20,830,232	23,751,020

Change in net assets from capital transactions	$21,361,870	$96,510,130

(a)	Amount includes redemption fees, if any.

13

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	1,509,696	1,823,654
Reinvested	53,520	205,203
Redeemed	(1,243,463)	(1,586,213)

	319,753	442,644

Class II Shares
Issued	44	3,314
Reinvested	10,466	56,852
Redeemed	(136,828)	(193,108)

	(126,318)	(132,942)

Class III Shares
Issued	4,531,283	6,072,330
Reinvested	251,415	966,301
Redeemed	(5,092,979)	(1,625,529)

	(310,281)	5,413,102

Class VI Shares
Issued	2,538,913	2,116,971
Reinvested	67,913	227,218
Redeemed	(1,325,799)	(409,016)

	1,281,027	1,935,173

Total change in shares	1,164,181	7,657,977

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Emerging Markets Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions			Redemption Fees	Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions					Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Year Ended December 31, 2002	$7.08	0.05	(1.14)	(1.09)	(0.01)	—	(0.01)	0.01	$5.99	(15.23%	)	$10,005	1.43%		0.63%		219.84%
Year Ended December 31, 2003	$5.99	0.09	3.80	3.89	(0.05)	—	(0.05)	0.01	$9.84	65.26%		$16,993	1.39%		1.17%		133.49%
Year Ended December 31, 2004	$9.84	0.13	1.89	2.02	(0.11)	(0.93)	(1.04)	0.01	$10.83	20.74%		$20,280	1.47%		1.08%		151.18%
Year Ended December 31, 2005	$10.83	0.10	3.38	3.48	(0.07)	(1.16)	(1.23)	—	$13.08	32.64%		$30,292	1.46%		0.89%		132.22%
Year Ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)	(0.17)	(0.27)	0.01	$17.52	36.72%		$46,161	1.33%		0.81%		114.19%

Class II Shares
Period Ended December 31, 2002(b)	$7.71	0.01	(1.73)	(1.72)	(0.01)	—	(0.01)	0.01	$5.99	(22.23%	)(d)	$454	1.71%	(e)	0.44%	(e)	219.84%
Year Ended December 31, 2003	$5.99	0.04	3.81	3.85	(0.03)	—	(0.03)	0.01	$9.82	64.66%		$6,360	1.66%		0.35%		133.49%
Year Ended December 31, 2004	$9.82	0.11	1.87	1.98	(0.09)	(0.93)	(1.02)	0.01	$10.79	20.44%		$8,178	1.72%		0.87%		151.18%
Year Ended December 31, 2005	$10.79	0.07	3.37	3.44	(0.05)	(1.16)	(1.21)	—	$13.02	32.33%		$8,141	1.71%		0.61%		132.22%
Year Ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)	(0.17)	(0.25)	0.01	$17.42	36.31%		$8,692	1.58%		0.61%		114.19%

Class III Shares
Period Ended December 31, 2002(c)	$7.90	0.01	(1.91)	(1.90)	(0.02)	—	(0.02)	0.01	$5.99	(23.99%	)(d)	$11,435	1.39%	(e)	0.61%	(e)	219.84%
Year Ended December 31, 2003	$5.99	0.06	3.82	3.88	(0.04)	—	(0.04)	0.01	$9.84	65.22%		$46,902	1.42%		0.89%		133.49%
Year Ended December 31, 2004	$9.84	0.12	1.90	2.02	(0.11)	(0.93)	(1.04)	0.01	$10.83	20.76%		$66,844	1.48%		1.08%		151.18%
Year Ended December 31, 2005	$10.83	0.08	3.40	3.48	(0.07)	(1.16)	(1.23)	—	$13.08	32.65%		$151,546	1.45%		0.75%		132.22%
Year Ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)	(0.17)	(0.27)	0.01	$17.51	36.64%		$197,467	1.33%		0.87%		114.19%

Class VI Shares
Period Ended December 31, 2004(f)	$10.11	0.05	1.62	1.67	(0.10)	(0.86)	(0.96)	0.01	$10.83	16.70%	(d)	$8,862	1.68%	(e)	0.97%	(e)	151.18%
Year Ended December 31, 2005	$10.83	0.07	3.40	3.47	(0.07)	(1.16)	(1.23)	—	$13.07	32.49%		$36,000	1.55%		0.59%		132.22%
Year Ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)	(0.17)	(0.26)	0.01	$17.50	36.56%		$70,623	1.43%		0.69%		114.19%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	For the period from March 4, 2002 (commencement of operations) through December 31, 2002.

(c)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from April 28, 2004 (commencement of operations) December 31, 2004.

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Emerging Markets Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Participation Notes

Participation notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to the local Indian market as custody and settlement costs are high. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of a participation note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, participation notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, participation notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of a participation note defaulted under the terms of the note.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$4,342,859	$4,530,546

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. NWD Management & Research Trust is a wholly-owned subsidiary of

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, NWD Management & Research Trust provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Beginning September 29, 2006, Gartmore Global Partners is no longer an affiliate of the adviser.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NWD Management & Research Trust and the subadviser is as follows for the year ended December 31, 2006:

Base Management Fee	Total Fees
Up to $500 million	1.05%
Next $1.5 billion	1.00%
Next $2 billion or more	0.95%

From such fees, pursuant to the subadvisory agreement, NWD Management & Research Trust paid the subadviser $1,463,837 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI Emerging Markets Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NWD Management & Research Trust and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.40% for all classes until at least May 1, 2007.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

NWD Management & Research Trust may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NWD Management & Research Trust, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NWD Management & Research Trust is not permitted.

For the year ended December 31, 2006, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $310,602 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $5,092.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $104,310.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $332,768,390 and sales of $310,736,584.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$2,931,503	$2,182,638	$5,114,141	$—	$5,114,141
2005	11,584,212	7,110,664	18,694,876	—	18,694,876

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$21,926,443	$18,384,075	$40,310,518	$—	$—	$77,122,399	$117,432,917

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$250,476,339	$79,269,840	$(2,158,565)	$77,111,275

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

24

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Emerging Markets Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

25

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 2% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $2,182,638 as long term capital gain distributions for the maximum 15% income tax rate.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.02 per share of foreign source income.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

30

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Gartmore GVIT Nationwide Leaders Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GNL (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Nationwide Leaders Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Nationwide Leaders Fund (Class I at NAV) returned 16.05% versus 15.79% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 196 funds as of Dec. 31, 2006) was 14.48%.

Despite investors’ concerns about rising interest rates, high oil prices and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at the August, September, October and December Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices.

Strong stock selection by the Fund in information technology aided Fund performance versus the benchmark. Our disciplined approach of buying into weakness and selling into strength was rewarded in the cases of Fund holdings in Juniper Networks, Inc.; Advanced Micro Devices, Inc. (AMD); and Amphenol Corp. With Juniper Networks and AMD in particular, we bought the stocks when they were relatively inexpensive and each company’s fundamental business was strong and underappreciated. We were fortunate; these stocks rose as technology equities rallied and as the good fundamentals at Juniper and AMD became apparent. We sold into the strength and reinvested the proceeds into fresher, less-popular investment ideas. Other strong performers held by the Fund included copper producer Phelps Dodge Corp. and Barclays PLC, the British bank. Freeport McMoRan Copper & Gold Inc. made a takeover bid for Phelps Dodge, and, based on our research, Barclays offered much better investment value than comparable U.S. banks.

Detracting sectors for the Fund included industrials and energy. In the industrials sector, our sale of the Fund’s railroad holdings in Burlington Northern Santa Fe Corp. and CSX Corp. proved ill-timed, because those stocks went on to post strong double-digit gains during the remainder of the reporting period. A Fund position in industrial conglomerate 3M Co. also was counterproductive; the company’s second-quarter earnings were disappointing due in part to an inventory glut in its specialty films division, and we sold the stock. In the energy sector, Fund results were held back by an overweighting in services provider Nabors Industries Ltd. and by an underweighting in Exxon Mobil Corp., an integrated energy giant that we thought was expensive due to its mediocre growth prospects.

Fed policy was on hold in late 2006, and we are optimistic that we have seen at least a temporary peak in short-term rates. Looking ahead, we would not be surprised if the inventory glut in oil pushes crude prices lower, giving a small boost of liquidity to consumer demand. As long as the economy avoids recession in 2007, and we think it will do so, the stock market should continue to offer potential for rewarding opportunities in the foreseeable future.

PORTFOLIO MANAGER: Gary Haubold, CFA

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

3

Gartmore GVIT Nationwide Leaders Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Nationwide Leaders Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class I3	16.05%	12.45%	12.45%
Class III[4]	16.12%	12.48%	12.48%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 31, 2001.
3	These returns until the creation of the Class I shares (May 9, 2002) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class III shares would have produced because all classes of shares invest in the same portfolio of securities.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Nationwide Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Nationwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Nationwide Leaders Fund
Class I	Actual		$1,000.00	$1,106.40	$5.95	1.12%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.72	1.12%
Class III	Actual		$1,000.00	$1,106.30	$5.95	1.12%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.72	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006 )	Gartmore GVIT Nationwide Leaders

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Holdings
AMR Corp.	6.1%
Companhia Vale do Rio Doce ADR-BR	5.6%
The Bear Stearns Cos.	5.0%
TJX Cos., Inc.	4.9%
American International Group, Inc.	4.9%
Merrill Lynch & Co.	4.9%
Applied Materials, Inc.	4.8%
Idearc, Inc.	4.7%
Cisco Systems, Inc.	4.7%
Federated Department Stores, Inc.	4.6%
Other	49.8%

100.0%

Top Industries
Finance Services	12.1%
Insurance	8.7%
Semiconductors	7.7%
Transportation by Air	6.1%
Manufacturing	5.6%
Apparel & Accessories	4.9%
Printing and Publishing	4.7%
Computer Software & Services	4.7%
Retail	4.6%
Human Resources	4.3%
Other	36.6%

100.0%

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (98.0%)
Aerospace & Defense (2.5%)
Boeing Co.	9,700	$861,748

Apparel & Accessories (4.9%)
TJX Cos., Inc.	60,000	1,708,800

Banking (4.2%)
Barclays PLC ADR — GB	25,200	1,465,128

Beer, Wine, & Distilled Beverages (3.3%)
Brown-Forman Corp.	17,400	1,152,576

Chemicals (3.2%)
The Dow Chemical Co.	27,600	1,102,344

Computer Software & Services (4.7%)
Cisco Systems, Inc. (b)	59,500	1,626,135

Computers—Memory Devices (4.2%)
Western Digital Corp. (b)	71,000	1,452,660

Electric & Electronic Equipment (3.8%)
Arrow Electronics, Inc. (b)	41,500	1,309,325

Finance Services (12.1%)
Lehman Brothers Holdings, Inc.	9,900	773,388
Merrill Lynch & Co.	18,100	1,685,110
The Bear Stearns Cos.	10,600	1,725,468

		4,183,966

Food & Beverage (4.0%)
Constellation Brands Inc. (b)	48,400	1,404,568

Healthcare (1.8%)
WellPoint, Inc. (b)	7,900	621,651

Human Resources (4.3%)
Manpower, Inc.	19,900	1,491,107

Insurance (8.7%)
Allstate Corp.	20,200	1,315,222
American International Group, Inc.	23,700	1,698,342

		3,013,564

Manufacturing (5.6%)
Companhia Vale do Rio Doce ADR — BR	65,700	1,953,918

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Multimedia (3.8%)
Google, Inc. (b)	2,900	$1,335,392

Printing and Publishing (4.7%)
Idearc, Inc. (b)	57,000	1,633,050

Retail (4.6%)
Federated Department Stores, Inc.	41,700	1,590,021

Semiconductors (7.7%)
Applied Materials, Inc.	90,800	1,675,260
Lam Research Corp. (b)	20,000	1,012,400

		2,687,660

Technology (1.3%)
AMETEK, Inc.	14,100	448,944

Transportation & Shipping (2.5%)
FedEx Corp.	8,000	868,960

Transportation by Air (6.1%)
AMR Corp. (b)	69,800	2,110,054

Total Common Stocks		34,021,571

Total Investments (Cost $34,100,531) (a) — 98.0%		34,021,571
Other assets in excess of liabilities — 2.0%		685,821

NET ASSETS — 100.0%		$34,707,392

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR	American Depository Receipt

BR	Brazil

GB	United Kingdom

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $34,100,531)	$34,021,571
Interest and dividends receivable	32,483
Receivable for capital shares issued	443
Receivable for investments sold	4,150,647
Prepaid expenses	82

Total Assets	38,205,226

Liabilities:
Payable to custodian	242,864
Payable for investments purchased	3,136,992
Payable for capital shares redeemed	39,832
Accrued expenses and other payables:
Investment advisory fees	65,313
Fund administration and transfer agent fees	916
Administrative servicing fees	3,927
Compliance program fees (Note 3)	265
Other	7,725

Total Liabilities	3,497,834

Net Assets	$34,707,392

Represented by:
Capital	$33,113,612
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	1,672,740
Net unrealized appreciation (depreciation) on investments	(78,960)

Net Assets	$34,707,392

Net Assets:
Class I Shares	$2,421,038
Class III Shares	32,286,354

Total	$34,707,392

Shares outstanding (unlimited number of shares authorized):
Class I Shares	176,179
Class III Shares	2,345,088

Total	2,521,267

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$13.74
Class III Shares	$13.77

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$54,977
Dividend income	378,280

Total Income	433,257

Expenses:
Investment advisory fees	200,289
Fund administration and transfer agent fees	17,863
Administrative servicing fees Class I Shares	2,883
Administrative servicing fees Class III Shares	33,299
Trustee fees	881
Compliance program fees (Note 3)	505
Other	20,918

Total expenses before earnings credit	276,638
Earnings credit (Note 6)	(157)

Net Expenses	276,481

Net Investment Income (Loss)	156,776

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	4,291,531
Net change in unrealized appreciation/depreciation on investments	(505,637)

Net realized/unrealized gains (losses) on investments	3,785,894

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,942,670

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$156,776	$228,367
Net realized gains (losses) on investment transactions	4,291,531	2,248,197
Net change in unrealized appreciation/depreciation on investments	(505,637)	(404,371)

Change in net assets resulting from operations	3,942,670	2,072,193

Distributions to Class I shareholders from:
Net investment income	(14,150)	(17,905)
Net realized gains on investments	(178,468)	(225,335)
Distributions to Class III shareholders from:
Net investment income	(186,218)	(229,432)
Net realized gains on investments	(2,368,591)	(2,871,236)

Change in net assets from shareholder distributions	(2,747,427)	(3,343,908)

Change in net assets from capital transactions	11,744,477	12,495,504

Change in net assets	12,939,720	11,223,789
Net Assets:
Beginning of period	21,767,672	10,543,883

End of period	$34,707,392	$21,767,672

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,716,707	$2,014,916
Dividends reinvested	192,618	243,240
Cost of shares redeemed(a)	(1,100,195)	(1,583,396)

	809,130	674,760

Class III Shares
Proceeds from shares issued	13,944,033	13,944,314
Dividends reinvested	2,554,807	3,100,665
Cost of shares redeemed(a)	(5,563,493)	(5,224,235)

	10,935,347	11,820,744

Change net assets from capital transactions	$11,744,477	$12,495,504

SHARE TRANSACTIONS:
Class I Shares
Issued	128,119	144,264
Reinvested	13,989	18,632
Redeemed	(82,023)	(114,057)

	60,085	48,839

Class III Shares
Issued	999,718	1,010,443
Reinvested	185,065	237,418
Redeemed	(410,234)	(374,328)

	774,549	873,533

Total change in shares	834,634	922,372

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Nationwide Leaders Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions			Redemption Fees	Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions					Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31,2002(c)	$11.20	0.03	(1.75)	(1.72)	(0.06)	—	(0.06)	0.02	$9.44	(15.17%	)(d)	$247	1.12%	(e)	1.03%	(e)	(f	)	(f	)	105.28%
Year Ended December 31, 2003	$9.44	0.01	2.37	2.38	(0.02)	—	(0.02)	0.01	$11.81	25.38%		$530	1.14%		0.05%		(f	)	(f	)	244.94%
Year Ended December 31, 2004	$11.81	0.06	2.15	2.21	(0.05)	(0.20)	(0.25)	0.01	$13.78	18.79%		$927	1.19%		0.55%		(f	)	(f	)	259.37%
Year Ended December 31, 2005	$13.78	0.15	1.21	1.36	(0.17)	(2.08)	(2.25)	—	$12.89	10.31%		$1,496	1.16%		1.18%		(f	)	(f	)	483.17%
Year Ended December 31, 2006	$12.89	0.10	1.96	2.06	(0.12)	(1.09)	(1.21)	—	$13.74	16.05%		$2,421	1.12%		0.55%		(f	)	(f	)	671.16%

Class III Shares
Year Ended December 31, 2002	$10.08	0.04	(0.64)	(0.60)	(0.06)	—	(0.06)	0.02	$9.44	(5.78%	)	$8,463	1.15%		0.80%		1.16%		0.79%		105.28%
Year Ended December 31, 2003	$9.44	0.01	2.39	2.40	(0.02)	—	(0.02)	0.01	$11.83	25.59%		$8,801	1.13%		0.16%		(f	)	(f	)	244.94%
Year Ended December 31, 2004	$11.83	0.06	2.15	2.21	(0.05)	(0.20)	(0.25)	0.01	$13.80	18.77%		$9,617	1.17%		0.48%		(f	)	(f	)	259.37%
Year Ended December 31, 2005	$13.80	0.16	1.20	1.36	(0.17)	(2.08)	(2.25)	—	$12.91	10.30%		$20,271	1.16%		1.26%		(f	)	(f	)	483.17%
Year Ended December 31, 2006	$12.91	0.10	1.97	2.07	(0.12)	(1.09)	(1.21)	—	$13.77	16.12%		$32,286	1.10%		0.63%		(f	)	(f	)	671.16%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 9, 2002 (recommencement of operations) through December 31, 2002.

(d)	Not annualized.

(e)	Annualized.

(f)	There were no fee reductions during the period.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Nationwide Leaders Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2006.

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Base Management Fee	Fees
Up to $500 million	0.80%
$500 million up to $2 billion	0.70%
$2 billion or more	0.65%

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the S&P 500 Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.15% for all classes until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of December 31, 2006, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD

16

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $30,897 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $505.

As of December 31, 2006, the adviser or affiliates of the adviser directly held 5% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $3,980.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $175,464,108 and sales of $165,695,168.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$2,732,935	$14,492	$2,747,427	$—	$2,747,427
2005	2,827,950	515,958	3,343,908	—	3,343,908

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$1,704,470	$4,344	$1,708,814	$—	$—	$(115,034)	$1,593,780

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$34,136,605	$503,433	$(618,467)	$(115,034)

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

19

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Nationwide Leaders Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 8% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $14,492 as long term capital gain distributions for the maximum 15% income tax rate.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

GVIT International Value Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIV (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

GVIT International Value Fund

For the annual period ended Dec. 31, 2006, the GVIT International Value Fund (Class I at NAV) returned 22.67% versus 26.86% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Value Funds (consisting of 34 funds as of Dec. 31, 2006) was 26.89%.

The reporting period saw historically low volatility, record-setting merger-and acquisition (M&A) activity in Europe, and momentum investing (an investor behavior involving buying stocks at high prices in the hope of selling them later at even higher prices for a profit). Not surprisingly, we have found the environment challenging.

The markets remained flush with liquidity as excess savings across Asia helped to keep global interest rates more than accommodating. Excess liquidity combined with low volatility works against pure value styles of investing, which made it difficult for the Fund to outperform the MSCI EAFE Index and the peer group. Value, which is the most important factor in our stock-selection process, provided a moderate return but paled in comparison to the other factors of quality earnings growth, long-term price momentum and earnings momentum. Short-term price reversal, a secondary consideration in our approach, detracted from Fund performance, as did capitalization size; small-cap stocks outperformed large-cap stocks, a segment in which we sourced several investment ideas during the reporting period.

On the country level, Japan’s market failed to meet expectations for a sustainable domestic recovery despite a solid foundation for increased consumption, delivering only a modest return relative to that of Europe and Asia. The negative impact of the Fund’s overweight position in Japan was compounded by developments in the consumer lending industry. An unforeseen regulatory change made during the reporting period forced Japan’s consumer lenders, including Fund holdings Aiful Corp. and Takefuji Corp., to write off a significant portion of interest earned and alter longer-term forecasts. These corporations’ stocks dropped sharply and rapidly to book value, resulting in a worst-case scenario; we elected not to sell into the weakness.

As M&A activity accelerated in Europe, the Fund owned many securities that were acquired or remain speculative targets, including Endesa S.A. (bid by German utility E.ON AG); BAA plc (bid by Spanish engineering and construction company Grupo Ferrovial, S.A.); and Centrica plc (interest from Russian natural gas giant OAO Gazprom). We found it difficult to participate in all the ongoing M&A activity during the reporting period. Although the Fund’s European holdings performed well, lack of ownership in some of the more sizable deals, especially those involving Arcelor S.A. and Xstrata plc, limited the portfolio’s relative return. On the sector level, pharmaceuticals stocks remained out of favor due to the results of the November U.S. election, which could lead to more pricing power for Medicare. One of the Fund’s larger holdings, Sanofi-Aventis, represented a compelling opportunity because of its long-term drug pipeline and pending launch of Acomplia, a drug designed to treat obesity and assist with smoking cessation. The company was particularly weak, however, due to a patent dispute about the drug Plavix.

That said, several of the Fund’s investment decisions contributed gradually to the growth of Fund returns, including switching from Heineken N.V. to SABMiller plc late in the reporting period, and reducing Carrefour SA, a French retailer, in favor of German retailer METRO AG. Other well-executed investments included our purchase of Credit Suisse Group and the reduction of Fund holdings in UBS AG. A top performer, UBS was trading at peak margins, while Credit Suisse stood to benefit from cost cutting. Additional solid performers for the Fund included Gamesa Corporación Tecnológica S.A., a manufacturer of turbines for wind power generation, and Volkswagen AG, a company we had long viewed as excessively undervalued. Vodafone Group PLC, one of the portfolio’s oversold telecommunications stocks, posted a rebound on substantial restructuring.

Looking ahead, we remain optimistic about international markets. European companies have embraced restructuring, which has dramatically improved business prospects, Japan is poised to recover domestically, and a broader overall market has already begun to materialize.

PORTFOLIO MANAGER: D. Kirk Henry

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

There is no assurance that the investment objective of any fund will be achieved.

3

GVIT International Value Fund

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	GVIT International Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five year	10 Yr.
Class I2	22.67%	15.29%	10.52%
Class II2	22.40%	14.97%	10.23%
Class III[2]	22.75%	15.24%	10.49%
Class IV3	22.74%	15.23%	10.49%
Class VI2	22.41%	14.97%	10.23%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003) and through December 31, 2003 for the Class VI shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III and Class VI shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.
3	The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the GVIT International Value Fund took on the performance of the Market Street International Portfolio.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the GVIT International Value Fund, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors can not invest directly in market indexes.

(a)	The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	GVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT International Value Fund
Class I	Actual		$1,000.00	$1,120.40	$5.40	1.01%
	Hypothetical	[1]	$1,000.00	$1,020.11	$5.16	1.01%
Class II	Actual		$1,000.00	$1,118.90	$6.73	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.43	1.26%
Class III	Actual		$1,000.00	$1,120.10	$5.40	1.01%
	Hypothetical	[1]	$1,000.00	$1,020.11	$5.16	1.01%
Class IV	Actual		$1,000.00	$1,120.30	$5.50	1.03%
	Hypothetical	[1]	$1,000.00	$1,020.01	$5.26	1.03%
Class VI	Actual		$1,000.00	$1,118.60	$6.73	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.43	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

(December 31, 2006)	GVIT International Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.5%
Repurchase Agreements	4.3%
Other Investments*	12.8%
Liabilities in excess of other assets**	-13.6%

100.0%

Top Holdings***
GlaxoSmithKline PLC	2.0%
Sanofi-Synthelabo SA	2.0%
Royal Bank of Scotland Group PLC	1.9%
BP PLC	1.7%
Sumitomo Mitsui Financial Group, Inc.	1.6%
Siemens AG	1.6%
Unilever PLC	1.6%
Total SA	1.6%
HSBC Holdings PLC	1.6%
Novartis AG	1.5%
Other	82.9%

100.0%

Top Industries
Banking	18.9%
Oil & Gas	9.0%
Food & Beverage	6.0%
Telecommunications	6.1%
Insurance	5.4%
Pharmaceuticals	4.9%
Retail	3.6%
Electronics	3.2%
Financial Services	3.1%
Transportation	2.8%
Other	37.0%

100.0%

Top Countries
Japan	24.8%
United Kingdom	22.1%
France	9.7%
Germany	7.9%
Switzerland	6.8%
Italy	4.8%
Netherlands	3.7%
Australia	3.6%
Singapore	2.1%
Spain	1.8%
Other	12.7%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (96.5%)
AUSTRALIA (3.6%)
Banking (0.9%)
National Australia Bank Ltd. (d)	99,696	$3,172,991

Containers (0.7%)
Amcor Ltd. (d)	498,824	2,850,111

Food & Beverage (0.4%)
Coca-Cola Amatil Ltd. (c) (d)	281,396	1,719,579

Gambling (0.8%)
Tabcorp Holdings Ltd. (c) (d)	214,530	2,848,552

Insurance (0.3%)
Insurance Australia Group Ltd. (d)	255,509	1,275,702

Telecommunications (0.5%)
Telstra Corp. Ltd. (d)	629,340	2,055,932

		13,922,867

BRAZIL (0.4%)
Oil & Gas (0.4%)
Petroleo Brasileiro SA ADR	14,560	1,499,534

FINLAND (1.6%)
Paper Products (0.8%)
M-Real Oyj B Shares (d)	157,820	994,257
UPM-Kymmene Oyj (d)	87,319	2,199,710

		3,193,967

Telecommunications (0.8%)
Nokia Oyj (d)	114,240	2,319,629
Nokia Oyj ADR	31,686	643,860

		2,963,489

		6,157,456

FRANCE (9.7%)
Audio & Video Products (0.7%)
Thomson (c) (d)	137,310	2,681,672

Auto Parts & Equipment (1.2%)
PSA Peugeot Citroen (c) (d)	26,310	1,741,795
Valeo SA (d)	64,471	2,678,050

		4,419,845

Banking (1.6%)
Banque Nationale de Paris SA (d)	24,660	2,682,435
Credit Agricole SA (d)	80,100	3,357,271

		6,039,706

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FRANCE (continued)
Food & Beverage (0.5%)
Carrefour SA (c) (d)	32,320	$1,955,945

Medical (1.9%)
Sanofi-Synthelabo SA (c) (d)	81,290	7,494,202

Multimedia (0.6%)
Lagardere SCA (c) (d)	27,970	2,246,019

Oil & Gas (1.9%)
Total SA (d)	83,320	5,994,858
TotalFinaElf SA ADR	15,392	1,106,993

		7,101,851

Telecommunications (1.3%)
France Telecom SA (c) (d)	186,860	5,154,946

		37,094,186

GERMANY (7.9%)
Banking (0.4%)
Deutsche Bank AG (d)	10,205	1,358,837

Diversified (1.6%)
Siemens AG (d)	62,450	6,165,713

Electric & Gas (0.6%)
E.On AG (d)	15,757	2,137,187

Insurance (1.5%)
Allianz AG (d)	12,490	2,540,869
Hannover Rueckversicherung AG (b) (c) (d)	69,180	3,194,748

		5,735,617

Retail (0.8%)
Metro Ag (d)	48,410	3,071,010

Semiconductors (0.8%)
Infineon Technologies AG (b) (d)	217,810	3,050,289

Telecommunications (0.8%)
Deutsche Telecom AG (c) (d)	175,220	3,195,793

Transportation (1.4%)
Deutsche Post AG (d)	177,880	5,368,180

Wholesale Distribution (0.0%)
Medion AG (c) (d)	15,200	158,220

		30,240,846

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
GREECE (0.9%)
Electric Utility (0.9%)
Public Power Corp. (d)	129,330	$3,269,606

HONG KONG (1.4%)
Banking (0.5%)
BOC Hong Kong Holdings Ltd. (d)	753,400	2,040,701

Diversified Operations (0.9%)
Citic Pacific Ltd. (c) (d)	206,400	709,889
Hutchison Whampoa Ltd. (d)	240,600	2,439,427

		3,149,316

		5,190,017

IRELAND (0.4%)
Banking (0.4%)
Bank of Ireland (d)	72,345	1,665,374

ISRAEL (0.7%)
Pharmaceuticals (0.7%)
Teva Pharmaceutical Industries Ltd. ADR	85,320	2,651,746

ITALY (4.8%)
Banking (1.0%)
UniCredito Italiano SPA (d)	424,610	3,711,431

Electric Utility (0.4%)
Enel SPA (c) (d)	164,430	1,694,507

Insurance (0.8%)
Unipol SPA (c) (d)	809,790	2,912,671

Oil & Gas (1.5%)
Eni SPA (d)	111,390	3,746,223
Saras SPA (b) (c) (d)	415,590	2,213,224

		5,959,447

Television (1.1%)
Mediaset SPA (d)	351,090	4,157,423

		18,435,479

JAPAN (24.8%)
Advertising (1.2%)
Dentsu, Inc. (c) (d)	1,566	4,592,744

Appliances (0.1%)
Rinnai Corp. (d)	17,800	531,593

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Automotive (2.2%)
Hino Motors Ltd. (c) (d)	618,800	$3,173,989
Nissan Motor Co. Ltd. (d)	306,400	3,697,703
NOK Corp. (d)	26,900	530,558
Toyoda Gosei (d)	48,300	1,117,797

		8,520,047

Banking (4.4%)
77 Bank Ltd. (The) (c) (d)	301,200	1,907,440
Mitsubishi Tokyo Financial Group, Inc. (d)	357	4,429,428
Mitsui Trust Holdings, Inc. (d)	167,400	1,912,735
Shinsei Bank Ltd. (d)	424,300	2,494,260
Sumitomo Mitsui Financial Group, Inc. (d)	615	6,297,490

		17,041,353

Building & Construction (1.7%)
JS Group Corp. (d)	127,100	2,673,140
Sekisui House Ltd. (d)	250,800	3,642,895

		6,316,035

Chemicals (0.9%)
Sekisui Chemical Co. Ltd. (d)	373,100	2,969,996
Sumitomo Chemical Co. Ltd. (d)	82,800	640,825

		3,610,821

Computers (0.6%)
TDK Corp. (d)	29,400	2,341,141

Cosmetics & Toiletries (0.9%)
Kao Corp. (d)	134,400	3,617,288

Diversified Operations (0.8%)
Mitsubishi Corp. (c) (d)	166,000	3,119,327

Electronics (2.2%)
Funai Electric Co. Ltd. (c) (d)	25,200	2,037,614
Mabuchi Motor Co. Ltd. (c) (d)	14,900	885,391
Rohm Co. Ltd. (c) (d)	55,800	5,551,994

		8,474,999

Financial Services (1.9%)
Aiful Corp. (c) (d)	46,416	1,301,724
Nomura Holdings, Inc.	78,500	1,481,070
ORIX Corp. (d)	1,570	455,345
Shohkoh Fund & Co. Ltd. (c) (d)	6,516	1,012,254
Takefuji Corp. (c) (d)	73,560	2,910,115

		7,160,508

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Leisure (0.2%)
Sankyo Co. Ltd. (d)	10,600	$585,240

Office Automation & Equipment (1.4%)
Canon, Inc.	24,408	1,374,347
Ricoh Co. Ltd. (d)	189,100	3,851,564

		5,225,911

Paper & Pulp (0.7%)
Nippon Paper Group, Inc. (d)	671	2,527,158

Pharmaceuticals (0.7%)
Astellas Pharma, Inc. (d)	57,800	2,620,407

Photographic Products (0.9%)
Fuji Photo Film Co. Ltd. (d)	84,500	3,480,835

Retail (2.2%)
Aeon Co. Ltd. (d)	210,700	4,557,667
Lawson, Inc. (c) (d)	62,300	2,229,297
Matsumotokiyoshi Co. Ltd. (c) (d)	75,237	1,668,277

		8,455,241

Textile Products (0.4%)
Kuraray Co. Ltd. (c) (d)	127,600	1,505,269

Transportation (1.4%)
Nippon Express Co. Ltd. (c) (d)	1,010,400	5,528,953

		95,254,870

KOREA (1.4%)
Telecommunications (0.9%)
KT Corp. SP ADR (b)	64,920	1,645,722
SK Telecom Co. Ltd. ADR	70,870	1,876,637

		3,522,359

Utilities (0.5%)
Korea Electric Power Corp. ADR (b)	78,880	1,791,365

		5,313,724

MEXICO (0.8%)
Food & Beverage (0.4%)
Coca-Cola Femsa SA de CV ADR	44,710	1,698,980

Telecommunications (0.4%)
Telefonos de Mexico SA de CV ADR	50,222	1,418,269

		3,117,249

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (3.7%)
Banking (1.9%)
ABN AMRO Holding NV (d)	120,392	$3,859,192
Fortis NV (d)	79,190	3,369,754

		7,228,946

Electronics (1.0%)
Koninklijke (Royal) Philips Electronics NV (d)	90,050	3,385,803
Koninklijke (Royal) Philips Electronics NV ADR	7,950	298,761

		3,684,564

Insurance (0.8%)
Aegon NV (d)	162,779	3,088,689

		14,002,199

SINGAPORE (2.1%)
Banking (2.1%)
DBS Group Holdings Ltd. (d)	295,140	4,334,783
United Overseas Bank Ltd. (d)	286,200	3,611,321

		7,946,104

SOUTH AFRICA (0.6%)
Banking (0.6%)
Nedcor Ltd. (d)	112,250	2,136,641

SPAIN (1.8%)
Banking (0.9%)
Banco Bilbao Vizcaya Argentaria SA (d)	73,980	1,777,220
Banco Santander Central Hispano SA (d)	92,262	1,717,836

		3,495,056

Oil & Gas (0.9%)
Repsol YPF SA (c) (d)	84,280	2,903,570
Repsol YPF SA ADR	11,190	386,055

		3,289,625

		6,784,681

SWEDEN (0.4%)
Paper & Related Products (0.4%)
Svenska Cellusoa AB (d)	28,450	1,483,468

10

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SWITZERLAND (6.8%)
Chemicals (1.8%)
Ciba Specialty Chemicals AG (c) (d)	73,148	$4,857,880
Clariant AG (d)	111,160	1,659,191

		6,517,071

Financial Services (1.2%)
Credit Suisse Group (d)	30,670	2,138,952
UBS AG (d)	43,550	2,636,412

		4,775,364

Food & Beverage (1.3%)
Nestle SA (d)	14,133	5,014,723

Insurance (1.0%)
Swiss Re (d)	45,647	3,869,895

Pharmaceuticals (1.5%)
Novartis AG (d)	100,800	5,792,484

		25,969,537

TAIWAN (0.6%)
Semiconductor Components (0.6%)
United Microelectronics Corp. ADR	695,821	2,428,415

UNITED KINGDOM (22.1%)
Aerospace (1.0%)
Smiths Industries PLC (d)	188,570	3,653,739

Banking (4.2%)
HBOS PLC (d)	125,343	2,770,506
HSBC Holdings PLC (d)	326,391	5,939,450
Royal Bank of Scotland Group PLC (d)	185,286	7,210,008

		15,919,964

Business Services (1.1%)
Rentokil Initial PLC (d)	1,301,910	4,209,846

Food & Beverage (3.4%)
Cadbury Schweppes PLC (d)	304,547	3,252,289
SABMiller PLC (d)	167,380	3,842,707
Unilever PLC (d)	216,311	6,015,383

		13,110,379

Insurance (1.0%)
Friends Provident PLC (d)	405,130	1,717,635
Old Mutual PLC (d)	574,710	1,955,720

		3,673,355

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Mining (1.1%)
Anglo American PLC (d)	35,791	$1,741,611
BHP Billiton PLC (d)	145,010	2,655,197

		4,396,808

Oil & Gas (4.3%)
BP PLC (d)	588,276	6,559,018
Centrica PLC (d)	454,090	3,141,897
Royal Dutch Shell PLC (d)	35,054	1,222,076
Royal Dutch Shell PLC — A Shares (c) (d)	147,475	5,195,358

		16,118,349

Pharmaceuticals (2.0%)
GlaxoSmithKline PLC (d)	296,593	7,805,497

Publishing (1.7%)
Reed International PLC (d)	342,670	3,757,852
Trinity Mirror PLC (d)	307,310	2,819,210

		6,577,062

Retail (0.6%)
Debenhams PLC (d)	654,120	2,422,320

Telecommunications (1.4%)
Vodafone Group PLC (d)	1,938,251	5,352,073

Travel (0.3%)
Carnival PLC (d)	24,539	1,239,464

		84,478,856

Total Common Stocks		369,042,855

REPURCHASE AGREEMENTS (4.3%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $16,345,955, collateralized by U.S. Government Agency Mortgages with a market value of $16,663,246	$16,336,516	16,336,516

Total Repurchase Agreements		16,336,516

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (12.8%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $4,136,263, collateralized by U.S. Government Agency Mortgages with a market value of $4,216,495	$4,133,819	$4,133,819
Beta Finance, Inc. Medium Term Note, 5.37%, 01/31/08 (e)	4,000,000	4,000,000
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (e)	15,000,000	15,000,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 01/05/07 (e)	10,500,000	10,500,000
Dorada Finance, Inc. Medium Term Note, 5.37%, 01/25/08 (e)	2,500,000	2,500,000
GE Life & Annuity Funding Agreement, 5.45%, 01/29/08 (e)	1,000,000	1,000,000
Islandsbank Home Finance Corp. Medium Term Note, 5.42%, 03/22/07 (e)	1,000,000	1,000,000
Morgan Stanley Master Note, 5.49%, 01/29/08 (e)	5,000,000	5,000,000

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Tango Finance Corp. Medium Term Note, 5.39%, 10/15/07 (e)	$997,413	$997,413
Wachovia Bank N.A. Bank Note, 5.37%, 10/02/08 (e)	2,000,000	2,000,000
Washington Bank Domestic Certificate of Deposit, 5.32%, 02/20/07	3,000,000	3,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		49,131,232

Total Investments (Cost $387,490,239) (a) — 113.6%		434,510,603
Liabilities in excess of other assets — (13.6%)		(52,128,885)

NET ASSETS — 100.0%		$382,381,718

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Fair Valued Security.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $367,019,904)*	$414,040,268
Repurchase agreements, at cost and value	20,470,335

Total Investments	434,510,603

Foreign currencies, at value (cost $5,413,288)	5,429,809
Interest and dividends receivable	361,820
Receivable for capital shares issued	369,123
Receivable for investments sold	597,327
Unrealized appreciation on spot contracts	2,672
Reclaims receivable	104,506
Prepaid expenses and other assets	840

Total Assets	441,376,700

Liabilities:
Payable to custodian	7,683
Payable for investments purchased	8,309,946
Payable for capital shares redeemed	1,185,824
Unrealized depreciation on forward foreign currency contracts	143
Payable upon return of securities loaned	49,131,232
Accrued expenses and other payables:
Investment advisory fees	238,646
Fund administration and transfer agent fees	19,201
Distribution fees	28,727
Administrative servicing fees	44,292
Compliance program fees (Note 3)	3,164
Other	26,124

Total Liabilities	58,994,982

Net Assets	$382,381,718

Represented by:
Capital	$309,755,239
Accumulated net investment income (loss)	483,264
Accumulated net realized gains (losses) from investment and foreign currency transactions	25,105,014
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	47,038,201

Net Assets	$382,381,718

Net Assets:
Class I Shares	$3,985,456
Class II Shares	2,972,385
Class III Shares	169,277,702
Class IV Shares	67,199,978
Class VI Shares	138,946,197

Total	$382,381,718

Shares outstanding (unlimited number of shares authorized):
Class I Shares	214,528
Class II Shares	160,643
Class III Shares	9,137,265
Class IV Shares	3,617,780
Class VI Shares	7,514,939

Total	20,645,155

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$18.58
Class II Shares	$18.50
Class III Shares	$18.53
Class IV Shares	$18.57
Class VI Shares	$18.49

*	Includes value of securities on loan of $46,717,614
**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$473,932
Dividend income (net of foreign withholding tax of $591,825)	7,715,028
Income from securities lending	278,103

Total Income	8,467,063

Expenses:
Investment advisory fees	2,237,189
Fund administration and transfer agent fees	221,103
Distribution fees Class II Shares	7,084
Distribution fees Class VI Shares	205,257
Administrative servicing fees Class I Shares	6,101
Administrative servicing fees Class II Shares	4,088
Administrative servicing fees Class III Shares	209,980
Administrative servicing fees Class IV Shares	104,562
Administrative servicing fees Class VI Shares	121,926
Trustee fees	10,986
Compliance program fees (Note 3)	6,246
Other	104,613

Total expenses before earnings credit	3,239,135
Earnings credit (Note 7)	(388)

Net Expenses	3,238,747

Net Investment Income (Loss)	5,228,316

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	33,368,653
Net realized gains (losses) on foreign currency transactions	457,033

Net realized gains (losses) on investment and foreign currency transactions	33,825,686
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	21,481,221

Net realized/unrealized gains (losses) on investments and foreign currencies	55,306,907

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$60,535,223

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$5,228,316	$3,251,170
Net realized gains (losses) on investment and foreign currency transactions	33,825,686	20,214,592
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	21,481,221	1,142,033

Change in net assets resulting from operations	60,535,223	24,607,795

Distributions to Class I shareholders from:
Net investment income	(85,866)	(74,676)
Net realized gains on investments	(266,274)	(217,911)
Distributions to Class II shareholders from:
Net investment income	(51,959)	(34,685)
Net realized gains on investments	(183,372)	(101,702)
Distributions to Class III shareholders from:
Net investment income	(2,882,315)	(1,417,497)
Net realized gains on investments	(8,950,355)	(3,745,271)
Distributions to Class IV shareholders from:
Net investment income	(1,399,739)	(818,783)
Net realized gains on investment	(4,384,367)	(2,306,987)
Distributions to Class VI shareholders from:
Net investment income	(1,546,737)	(397,391)
Net realized gains on investments	(5,073,827)	(1,258,216)

Change in net assets from shareholder distributions	(24,824,811)	(10,373,119)

Change in net assets from capital transactions	113,805,438	52,903,938

Change in net assets	149,515,850	67,138,614
Net Assets:
Beginning of period	232,865,868	165,727,254

End of period	$382,381,718	$232,865,868

Accumulated net investment income (loss) at end of period	$483,264	$105,544

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,999	$2,480,848
Dividends reinvested	352,140	292,587
Cost of shares redeemed(a)	(1,219,298)	(4,897,928)

	(864,159)	(2,124,493)

Class II Shares
Proceeds from shares issued	10	108,851
Dividends reinvested	235,331	136,387
Cost of shares redeemed(a)	(451,731)	(946,022)

	(216,390)	(700,784)

Class III Shares
Proceeds from shares issued	50,239,173	57,578,590
Dividends reinvested	11,832,664	5,162,763
Cost of shares redeemed(a)	(25,715,267)	(22,850,548)

	36,356,570	39,890,805

(a)	Amount includes redemption fees, if any.

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Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Class IV Shares
Proceeds from shares issued	$996,727	$1,068,265
Dividends reinvested	5,784,106	3,125,766
Cost of shares redeemed(a)	(14,128,707)	(15,750,152)

	(7,347,874)	(11,556,121)

Class VI Shares
Proceeds from shares issued	85,048,295	34,500,352
Dividends reinvested	6,620,561	1,655,605
Cost of shares redeemed(a)	(5,791,565)	(8,761,426)

	85,877,291	27,394,531

Change in net assets from capital transactions	$113,805,438	$52,903,938

SHARE TRANSACTIONS:
Class I Shares
Issued	117	159,617
Reinvested	21,668	19,711
Redeemed	(69,240)	(318,142)

	(47,455)	(138,814)

Class II Shares
Issued	1	6,814
Reinvested	14,561	9,203
Redeemed	(26,369)	(60,296)

	(11,807)	(44,279)

Class III Shares
Issued	2,868,523	3,716,743
Reinvested	729,902	347,890
Redeemed	(1,474,980)	(1,491,197)

	2,123,445	2,573,436

Class IV Shares
Issued	55,499	68,171
Reinvested	356,063	210,303
Redeemed	(805,890)	(1,012,262)

	(394,328)	(733,788)

Class VI Shares
Issued	4,846,861	2,211,094
Reinvested	409,211	111,747
Redeemed	(332,891)	(573,999)

	4,923,181	1,748,842

Total change in shares	6,593,036	3,405,397

See	notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT International Value Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions			Redemption Fees	Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions					Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Period Ended December 31, 2003(b)	$9.25	0.02	3.90	3.92	—	—	—	0.09	$13.26	45.08%	(d)	$542	1.20%	(e)	0.56%	(e)	91.20%
Year Ended December 31, 2004	$13.26	0.18	2.46	2.64	(0.33)	—	(0.33)	0.01	$15.58	20.29%		$6,247	0.86%		1.33%		42.68%
Year Ended December 31, 2005	$15.58	0.35	1.43	1.78	(0.21)	(0.55)	(0.76)	—	$16.60	12.09%		$4,349	0.91%		1.92%		48.94%
Year Ended December 31, 2006	$16.60	0.35	3.18	3.53	(0.37)	(1.18)	(1.55)	—	$18.58	22.67%		$3,985	1.01%		1.95%		48.61%

Class II Shares
Period Ended December 31, 2003(b)	$9.25	0.01	3.87	3.88	—	—	—	0.09	$13.22	44.64%	(d)	$1,523	1.45%	(e)	0.20%	(e)	91.20%
Year Ended December 31, 2004	$13.22	0.14	2.46	2.60	(0.30)	—	(0.30)	0.01	$15.53	20.00%		$3,368	1.10%		1.69%		42.68%
Year Ended December 31, 2005	$15.53	0.23	1.51	1.74	(0.18)	(0.55)	(0.73)	—	$16.54	11.79%		$2,852	1.17%		1.40%		48.94%
Year Ended December 31, 2006	$16.54	0.30	3.17	3.47	(0.33)	(1.18)	(1.51)	—	$18.50	22.40%		$2,972	1.26%		1.68%		48.61%

Class III Shares
Period Ended December 31, 2003(b)	$9.25	0.05	3.84	3.89	—	—	—	0.09	$13.23	44.75%	(d)	$9,620	1.13%	(e)	1.30%	(e)	91.20%
Year Ended December 31, 2004	$13.23	0.18	2.45	2.63	(0.33)	—	(0.33)	0.01	$15.54	20.26%		$69,043	0.86%		1.42%		42.68%
Year Ended December 31, 2005	$15.54	0.24	1.54	1.78	(0.21)	(0.55)	(0.76)	—	$16.56	12.05%		$116,151	0.93%		1.64%		48.94%
Year Ended December 31, 2006	$16.56	0.34	3.18	3.52	(0.37)	(1.18)	(1.55)	—	$18.53	22.75%		$169,278	1.01%		1.87%		48.61%

Class IV Shares
Year Ended December 31, 2002	$11.20	0.18	(1.41)	(1.23)	(0.12)	—	(0.12)	—	$9.85	(11.10%	)	$59,335	1.00%		1.63%		35.00%
Year Ended December 31, 2003(c)	$9.85	0.18	3.41	3.59	(0.27)	—	(0.27)	0.09	$13.26	38.52%		$77,347	1.12%		1.62%		91.20%
Year Ended December 31, 2004	$13.26	0.22	2.39	2.61	(0.31)	—	(0.31)	0.01	$15.57	20.04%		$73,953	1.00%		1.56%		42.68%
Year Ended December 31, 2005	$15.57	0.25	1.52	1.77	(0.19)	(0.55)	(0.74)	—	$16.60	11.97%		$66,597	1.03%		1.56%		48.94%
Year Ended December 31, 2006	$16.60	0.34	3.18	3.52	(0.37)	(1.18)	(1.55)	—	$18.57	22.74%		$67,200	1.02%		1.93%		48.61%

Class VI Shares
Period Ended December 31, 2004(f)	$13.63	0.13	1.95	2.08	(0.17)	—	(0.17)	0.01	$15.55	15.45%	(d)	$13,117	1.11%	(e)	0.63%	(e)	42.68%
Year Ended December 31, 2005	$15.55	0.20	1.55	1.75	(0.19)	(0.55)	(0.74)	—	$16.56	11.80%		$42,916	1.19%		1.41%		48.94%
Year Ended December 31, 2006	$16.56	0.30	3.17	3.47	(0.36)	(1.18)	(1.54)	—	$18.49	22.41%		$138,946	1.26%		1.40%		48.61%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c)	The GVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT International Value Fund (the “Fund”), (formerly “Dreyfus GVIT International Value Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,”

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$46,717,614	$49,131,232

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the The Boston Company (“TBC”), an affiliate of the Dreyfus Corporation, the Fund’s subadviser (the “subadviser”). The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion or more	0.65%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadvisor $1,118,594 for the year end December 31, 2006.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

For the year ended December 31, 2006, Nationwide Financial Services received $400,293 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $6,246.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $65,889.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $227,851,554 and sales of $139,128,598.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$12,445,945	$12,378,866	$24,824,811	$—	$24,824,811
2005	3,829,457	6,543,662	10,373,119	—	10,373,119

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$7,289,840	$24,463,137	$31,752,977	$—	$(5,157,465)	$46,030,967	$72,626,479

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$388,497,473	$52,138,655	$(6,125,525)	$46,013,130

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future captial gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street International	$1,421,774	2010
Market Street International	3,138,442	2011
Market Street International	597,248	2013

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT International Value Fund (formerly Dreyfus GVIT International Value Fund) (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $12,378,866 as long term capital gain distributions for the maximum 15% income tax rate.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.02 per share of foreign source income.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

30

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Gartmore GVIT Global Health Sciences Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGHS (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Global Health Sciences Fund

Effective Nov. 6 2006, Douglas Burtnick, CFA became the Fund’s portfolio manager and is responsible for the day-to-day management, including selection of the Fund’s investments.

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Global Health Sciences Fund (Class I at NAV) returned 2.71% versus 5.42% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 29 Funds as of Dec. 31, 2006) was 5.65%.

Health-care stocks were hampered by weak performance relative to most other economic sectors during much of the year. Some of the factors restraining the sector’s returns included product recalls, intensifying price competition and worries about the Democratic party gaining more power in Congress (based on their history of advocating initiatives that force the health-care industry to shoulder a greater portion of costs). The biotechnology subsector, which experienced an outstanding year in 2005, struggled in 2006, as did the health-care equipment and supplies subsector. Fortunately, the pharmaceuticals group turned in a solid performance; controversies surrounding COX-2 inhibitors and other patent medications faded somewhat, allowing drug stocks to advance from their very attractive valuations at the beginning of the reporting period.

The Fund’s performance was hurt by unfavorable stock selection in three of the four major subsectors: health-care equipment and supplies, health-care providers and services, and biotechnology. In the first group, Medtronic, Inc. was a disappointment. The stock was hampered by slowing defibrillator sales, and the Fund’s holding in this firm also was sold at an inopportune time, just before the stock rallied. In biotechnology, Cephalon, Inc. declined early in the year on the news that a panel of medical experts recommended more safety tests for Sparlon, the firm’s treatment for attention deficit hyperactivity disorder (ADHD). In the health care providers and services space, drug distributors McKesson Corp. and Cardinal Health Inc. fared poorly, as profit margins in the group continued to get squeezed. In pharmaceuticals, Pfizer Inc. performed well, but an underweight in the stock early in the reporting period hurt Fund performance versus the benchmark. Subsequently, we moved to an overweight position, only to watch the stock fall in response to the company’s announcement that it was scrapping development of Torcetrapib, a formerly promising cholesterol medication.

Sirna Therapeutics, Inc. topped the list of contributors to Fund performance. Near the end of October, the company received a lucrative buyout offer from Merck & Co., Inc. Our decision to underweight Boston Scientific Corp., a poorly performing benchmark component, aided Fund results. The Fund’s holdings in U.K. specialty pharmaceuticals firm Shire plc, also helped returns; Shire’s stock benefited from a generally robust pipeline of products as well as positive test data involving the company’s Alzheimer’s drug. Another holding that aided Fund results was turnaround story Baxter International, Inc. Better pricing for the company’s plasma products and new management helped the stock.

After assuming management duties for the Fund in November 2006, we narrowed some of the Fund’s larger underweightings and overweightings in an effort to lower the Fund’s tracking error—that is, the degree to which performance differs from that of the benchmark. We also added to the Fund’s holdings in biotechnology and health-care services. Despite the uncertainty currently surrounding the health-care sector, we believe that much of the noise emanating from the bureaucrats in Washington, D.C. is not likely to result in actual legislation. We will continue to pay attention to potential changes in the health-care sector’s regulatory framework, but company fundamentals should continue to be the most important factor driving performance in health-care stocks.

PORTFOLIO MANAGERS: Douglas Burtnick, CFA

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may

3

Gartmore GVIT Global Health Sciences Fund

experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Global Health Sciences Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class I3	2.71%	5.81%	5.09%
Class II3	2.43%	5.56%	4.84%
Class III[3]	2.70%	5.84%	5.12%
Class VI4	2.42%	5.71%	5.01%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 29, 2000.
3	These returns, until the creation of the Class II shares (March 28, 2003), are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 5, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 29, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown.
4	These returns, through April 28, 2004, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged market capitalization-weighted index that is generally representative of the stocks in the health-care sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Global Health Sciences Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Health Sciences Fund
Class I	Actual		$1,000.00	$1,077.10	$6.23	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%
Class II	Actual		$1,000.00	$1,075.70	$7.59	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.89	$7.40	1.45%
Class III	Actual		$1,000.00	$1,076.90	$6.23	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%
Class VI	Actual		$1,000.00	$1,076.20	$7.59	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.89	$7.40	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	Gartmore GVIT Global Health Sciences Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.1%
Repurchase Agreements	0.4%
Other Investments*	4.5%
Liabilities in excess of other assets**	-4.0%

100.0%

Top Holdings***
Johnson & Johnson	7.8%
Pfizer, Inc.	7.3%
Wyeth	5.5%
UnitedHealth Group, Inc.	4.4%
Merck & Co., Inc.	4.2%
WellPoint, Inc.	4.1%
Baxter International, Inc.	4.1%
Gilead Sciences, Inc.	3.7%
Genentech, Inc.	3.5%
Schering-Plough Corp.	3.5%
Other	51.9%

100.0%

Top Industries
Drugs	36.2%
Medical Products	19.4%
Therapeutics	11.4%
Insurance	9.4%
Medical Products & Services	9.0%
Medical Services	4.5%
Medical Instruments	3.7%
Health Care Services	2.0%
Medical Laboratories	1.7%
Human Resources	0.8%
Other	1.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (99.1%)
Diagnostic Equipment (0.4%)
Gen-Probe, Inc. (b)	4,700	$246,139

Drugs (36.2%)
Affymax, Inc. (b)	9,990	340,060
Allergan, Inc.	7,270	870,510
Amgen, Inc. (b)	29,380	2,006,948
Array BioPharma, Inc. (b) (c)	28,900	373,388
Cardiome Pharma Corp. (b) (c)	19,900	221,885
Eli Lilly & Co.	22,940	1,195,174
Emergent BioSolutions, Inc. (b)	23,000	256,680
Forest Laboratories, Inc. (b)	13,960	706,376
Hospira, Inc. (b)	11,300	379,454
Merck & Co., Inc.	57,066	2,488,078
Novartis AG ADR — CH	10,230	587,611
Pfizer, Inc.	165,772	4,293,494
Pharmion Corp. (b)	16,950	436,293
Roche Holding AG	7,421	1,328,154
Schering-Plough Corp.	87,778	2,075,072
ViroPharma, Inc. (b) (c)	36,790	538,606
Wyeth	63,655	3,241,312

		21,339,095

Health Care Services (2.0%)
Lincare Holdings, Inc. (b)	6,150	245,016
Option Care, Inc. (c)	21,600	307,800
Stericycle, Inc. (b)	4,200	317,100
WebMD Health Corp., Class A (b) (c)	7,976	319,200

		1,189,116

Hospitals (0.6%)
Triad Hospitals, Inc. (b)	8,800	368,104

Human Resources (0.8%)
AMN Healthcare Services, Inc. (b) (c)	17,866	492,030

Insurance (9.4%)
Humana, Inc. (b)	9,150	506,087
UnitedHealth Group, Inc.	48,540	2,608,053
WellPoint, Inc. (b)	30,940	2,434,669

		5,548,809

Medical Instruments (3.7%)
Boston Scientific Corp. (b)	53,500	919,130
PerkinElmer, Inc.	17,400	386,802
Thermo Electron Corp. (b)	18,990	860,057

		2,165,989

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Medical Laboratories (1.7%)
Covance, Inc. (b)	17,459	$1,028,510

Medical Products (19.4%)
Bard (C.R.), Inc.	20,228	1,678,317
Baxter International, Inc.	51,780	2,402,074
Becton, Dickinson & Co.	4,100	287,615
Intuitive Surgical, Inc. (b)	2,800	268,520
Johnson & Johnson	69,498	4,588,258
Medtronic, Inc.	27,850	1,490,254
NxStage Medical, Inc. (b) (c)	9,256	77,565
Shire PLC	32,900	678,734

		11,471,337

Medical Products & Services (9.0%)
Cardinal Health, Inc.	23,746	1,529,954
Caremark Rx, Inc.	9,400	536,834
Celgene Corp. (b)	10,300	592,559
DJ Orthopedics, Inc. (b) (c)	6,935	296,957
OSI Pharmaceuticals, Inc. (b) (c)	12,910	451,592
Pharmaceutical Product Development, Inc.	27,560	887,983
Quest Diagnostics, Inc.	12,000	636,000
Varian Medical Systems, Inc. (b)	3,580	170,301
Zimmer Holdings, Inc. (b)	2,300	180,274

		5,282,454

Medical Services (4.5%)
Manor Care, Inc.	19,902	933,802
Medco Health Solutions, Inc. (b)	17,900	956,576
Psychiatric Solutions, Inc. (b)	9,310	349,311
Sun Healthcare Group, Inc. (b)	34,027	429,761

		2,669,450

Therapeutics (11.4%)
BioMarin Pharmaceutical, Inc. (b)	28,940	474,327
Genentech, Inc. (b)	25,610	2,077,739
Genzyme Corp. (b)	24,470	1,506,863
Gilead Sciences, Inc. (b)	34,028	2,209,437
MannKind Corp. (b) (c)	26,640	439,294

		6,707,660

Total Common Stocks		58,508,693

REPURCHASE AGREEMENT (0.4%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $232,319, collateralized by U.S. Government Agency Mortgages with a market value of $236,829	$232,185	232,185

Total Repurchase Agreement		232,185

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (4.5%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $1,317,643, collateralized by U.S. Government Agency Mortgages with a market value of $1,343,202	$1,316,865	$1,316,865
Bavaria TRR Corp., Commercial Paper, 5.40%, 01/27/07	298,745	298,745
CDC Financial Products, Inc. Master Note, 5.36%, 01/29/07 (d)	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		2,615,610

Total Investments (Cost $58,523,339) (a) — 104.0%		61,356,488
Liabilities in excess of other assets — (4.0)%		(2,330,232)

NET ASSETS — 100.0%		$59,026,256

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	All of part of the security was on loan as of December 31, 2006.

(d)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

CH	Switzerland

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $56,974,289)*	$59,807,438
Repurchase agreements, at cost and value	1,549,050

Total Investments	61,356,488

Interest and dividends receivable	66,633
Receivable for capital shares issued	170,237
Receivable for investments sold	293,536
Prepaid expenses	273

Total Assets	61,887,167

Liabilities:
Payable for investments purchased	60,582
Payable for capital shares redeemed	30,986
Payable upon return of securities loaned	2,615,610
Accrued expenses and other payables:
Investment advisory fees	137,249
Fund administration and transfer agent fees	2,239
Distribution fees	3,070
Administrative servicing fees	7,599
Compliance program fees (Note 3)	584
Other	2,992

Total Liabilities	2,860,911

Net Assets	$59,026,256

Represented by:
Capital	$55,390,505
Accumulated net investment income (loss)	(167)
Accumulated net realized gains (losses) from investment and foreign currency transactions	802,768
Net unrealized appreciation (depreciation) on investments	2,833,150

Net Assets	$59,026,256

Net Assets:
Class I Shares	$6,626,420
Class II Shares	2,296,144
Class III Shares	37,920,901
Class VI Shares	12,182,791

Total	$59,026,256

Shares outstanding (unlimited number of shares authorized):
Class I Shares	624,084
Class II Shares	218,254
Class III Shares	3,563,795
Class VI Shares	1,150,026

Total	5,556,159

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$10.62
Class II Shares	$10.52
Class III Shares	$10.64
Class VI Shares	$10.59

*	Includes value of securities on loan of $2,555,996

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$68,881
Dividend income	735,399
Income from securities lending	67,300

Total Income	871,580

Expenses:
Investment advisory fees	564,802
Fund administration and transfer agent fees	42,867
Distribution fees Class II Shares	6,040
Distribution fees Class VI Shares	28,166
Administrative servicing fees Class I Shares	11,874
Administrative servicing fees Class II Shares	3,893
Administrative servicing fees Class III Shares	68,027
Administrative servicing fees Class VI Shares	16,847
Trustee fees	2,476
Compliance program fees (Note 3)	1,204
Other	35,813

Total expenses before earnings credit	782,009
Earnings credit (Note 6)	(1,131)

Net Expenses	780,878

Net Investment Income (Loss)	90,702

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	2,036,297
Net realized gains (losses) on foreign currency transactions	(139,073)

Net realized gains (losses) on investment and foreign currency transactions	1,897,224
Net change in unrealized appreciation/depreciation on investments	(544,398)

Net realized/unrealized gains (losses) on investments and foreign currencies	1,352,826

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,443,528

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$90,702	$(171,456)
Net realized gains (losses) on investment and foreign currency transactions	1,897,224	5,720,024
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(544,398)	(361,551)

Change in net assets resulting from operations	1,443,528	5,187,017

Distributions to Class I shareholders from:
Net realized gains on investments	—	(914,527)
Distributions to Class II shareholders from:
Net realized gains on investments	—	(290,661)
Distributions to Class III shareholders from:
Net realized gains on investments	—	(5,019,544)
Distributions to Class VI shareholders from:
Net realized gains on investments	—	(1,070,723)

Change in net assets from shareholder distributions	—	(7,295,455)

Change in net assets from capital transactions	(8,192,346)	12,061,047

Change in net assets	(6,748,818)	9,952,609
Net Assets:
Beginning of period	65,775,074	55,822,465

End of period	$59,026,256	$65,775,074

Accumulated net investment income (loss) at end of period	$(167)	$(2,030)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,163,982	$6,678,056
Dividends reinvested	—	914,527
Cost of shares redeemed(a)	(6,533,200)	(7,596,357)

	(1,369,218)	(3,774)

Class II Shares
Proceeds from shares issued	815	2,206
Dividends reinvested	—	290,661
Cost of shares redeemed(a)	(325,807)	(860,694)

	(324,992)	(567,827)

Class III Shares
Proceeds from shares issued	9,541,825	17,975,705
Dividends reinvested	—	5,019,540
Cost of shares redeemed(a)	(17,700,833)	(16,113,669)

	(8,159,008)	6,881,576

Class VI Shares
Proceeds from shares issued	4,874,986	6,539,874
Dividends reinvested	—	1,070,723
Cost of shares redeemed(a)	(3,214,114)	(1,859,525)

	1,660,872	5,751,072

Change net assets from capital transactions	$(8,192,346)	$12,061,047

(a)	Amount includes redemption fees, if any.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	497,062	615,138
Reinvested	—	87,155
Redeemed	(622,036)	(692,995)

	(124,974)	9,298

Class II Shares
Issued	—	137
Reinvested	—	27,908
Redeemed	(31,669)	(79,268)

	(31,669)	(51,223)

Class III Shares
Issued	902,993	1,641,409
Reinvested	—	478,035
Redeemed	(1,698,205)	(1,469,052)

	(795,212)	650,392

Class VI Shares
Issued	465,167	593,542
Reinvested	—	102,298
Redeemed	(311,088)	(165,802)

	154,079	530,038

Total change in shares	(797,776)	1,837,501

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Health Sciences Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions		Redemption Fees	Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions					Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002(c)	$9.51	(0.02)	(1.31)	(1.33)	—	—	0.01	$8.19	(13.88%	)(e)	$370	1.22%	(f)	(0.25%	)(f)	(g	)	(g	)	764.93%
Year Ended December 31, 2003	$8.19	(0.02)	3.01	2.99	(1.23)	(1.23)	0.01	$9.96	36.69%		$4,434	1.24%		(0.36%	)	(g	)	(g	)	542.89%
Year Ended December 31, 2004	$9.96	(0.03)	0.80	0.77	(0.05)	(0.05)	0.01	$10.69	7.86%		$7,910	1.26%		(0.28%	)	(g	)	(g	)	424.94%
Year Ended December 31, 2005	$10.69	(0.03)	0.92	0.89	(1.24)	(1.24)	—	$10.34	8.44%		$7,747	1.26%		(0.22%	)	(g	)	(g	)	366.90%
Year Ended December 31, 2006	$10.34	0.03	0.25	0.28	—	—	—	$10.62	2.71%		$6,626	1.19%		0.24%		(g	)	(g	)	243.33%

Class II Shares
Period Ended December 31, 2003(d)	$8.72	(0.01)	2.46	2.45	(1.23)	(1.23)	0.01	$9.95	28.27%	(e)	$2,232	1.49%	(f)	(0.59%	)(f)	(g	)	(g	)	542.89%
Year Ended December 31, 2004	$9.95	(0.06)	0.80	0.74	(0.05)	(0.05)	0.01	$10.65	7.56%		$3,208	1.50%		(0.54%	)	(g	)	(g	)	424.94%
Year Ended December 31, 2005	$10.65	(0.05)	0.91	0.86	(1.24)	(1.24)	—	$10.27	8.19%		$2,567	1.51%		(0.47%	)	(g	)	(g	)	366.90%
Year Ended December 31, 2006	$10.27	(0.01)	0.26	0.25	—	—	—	$10.52	2.43%		$2,296	1.44%		(0.05%	)	(g	)	(g	)	243.33%

Class III Shares
Year Ended December 31, 2002	$10.14	(0.03)	(1.92)	(1.95)	—	—	0.01	$8.20	19.13%		$11,652	1.23%		(0.37%	)	1.24%		(0.38%	)	764.93%
Year Ended December 31, 2003	$8.20	(0.03)	3.03	3.00	(1.23)	(1.23)	0.01	$9.98	36.77%		$27,026	1.22%		(0.39%	)	(g	)	(g	)	542.89%
Year Ended December 31, 2004	$9.98	(0.03)	0.80	0.77	(0.05)	(0.05)	0.01	$10.71	7.84%		$39,723	1.26%		(0.29%	)	(g	)	(g	)	424.94%
Year Ended December 31, 2005	$10.71	(0.02)	0.91	0.89	(1.24)	(1.24)	—	$10.36	8.42%		$45,169	1.25%		(0.24%	)	(g	)	(g	)	366.90%
Year Ended December 31, 2006	$10.36	0.02	0.26	0.28	—	—	—	$10.64	2.70%		$37,921	1.19%		0.19%		(g	)	(g	)	243.33%

Class VI Shares
Period Ended December 31, 2004(h)	$10.70	(0.02)	0.02	—	—	—	0.01	$10.71	0.09%	(e)	$4,981	1.35%	(f)	(0.36%	)(f)	(g	)	(g	)	424.94%
Year Ended December 31, 2005	$10.71	(0.03)	0.90	0.87	(1.24)	(1.24)	—	$10.34	8.23%		$10,292	1.42%		(0.43%	)	(g	)	(g	)	366.90%
Year Ended December 31, 2006	$10.34	—	0.25	0.25	—	—	—	$10.59	2.42%		$12,183	1.43%		(0.04%	)	(g	)	(g	)	243.33%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 6, 2002 (recommencement of sales to the public) through December 31, 2002.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Global Health Sciences Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$2,555,996	$2,615,610

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Base Management Fee	Fees
$0 up to $500 million	0.90%
$500 million up to $2 billion	0.85%
$2 billion and more	0.80%

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Goldman Sachs Healthcare Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $86,569 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA of certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $1,204.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $19,414.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $150,080,007 and sales of $158,491,619.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$—	$—	$—	$—	$—
2005	7,295,455	—	7,295,455	—	7,295,455

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$1,130,463	$48,445	$1,178,908	$—	$(167)	$2,457,010	$3,635,751

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,899,478	$3,133,885	$(676,875)	$2,457,010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $167.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

21

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Health Sciences Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Gartmore GVIT Global Technology and Communications Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGTC (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Global Technology and Communications Fund

Effective in April 2006, Jayne Stevlingson became the Fund’s portfolio manager and is responsible for the day-to-day management, including selection of the Fund’s investments.

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Global Technology and Communications Fund (Class I at NAV) returned 11.17% versus 8.96% for its benchmark, the Goldman Sachs Technology Composite Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 52 funds as of Dec. 31, 2006) was 10.02%.

After encountering difficulty near the middle of 2006 (when the stock market retreated and many investors rotated capital into more defensive investments), technology and communications stocks participated in the market rally that took place during the second half of the year. The mid-year correction was triggered by concern about rising inflation and the possibility of a longer-than-expected cycle of credit tightening by the Federal Reserve Board. Surging energy prices further unnerved many investors. Their fears abated during the summer, however, as a slowing economy and easing inflation allowed the Federal Reserve to stop raising interest rates. In addition, energy prices declined during the second half of 2006. With interest rates stabilizing and energy prices falling, stocks embarked on a sustained rally that began in mid-July and lasted through the end of the year. That said, technology lagged most other sectors during the reporting period.

Contributors to Fund performance included Cognizant Technology Solutions Corp; the company enjoyed strong revenue and earnings growth based on its position as a leading provider of outsourced consulting and technology services. Another contributor to the Fund was msystems Ltd., a maker of the flash memory semiconductors used in digital cameras, cellular handsets and other digital devices; msystems Ltd. was acquired in the fourth quarter of 2006 on favorable terms. Also helping Fund results was 24/7 Real Media, Inc., an Internet advertising company; the firm’s stock performed well, and we sold 24/7 Real Media after it reached our price target. Further aiding the Fund’s return was another semiconductor stock, Power Integrations, Inc., which benefited from a new product cycle and favorable results in some patent infringement lawsuits.

Detractors from Fund performance included Neoware, Inc., a maker of “thin-client” computer hardware. While we liked the company’s products, we were disappointed by the way the firm executed its business strategy, so we sold the Fund’s position in the stock. An underweighted position in enterprise software maker Oracle Corp. also hampered Fund performance, because investors’ view of the company’s growth prospects improved, due in part to some acquisitions. As the reporting period progressed, we brought our stake in Oracle up to almost a benchmark weighting. An underweighting in Microsoft Corp. further limited the Fund’s gains. In that instance, we favored other stocks that we thought would offer the potential for faster earnings growth.

We believe that the technology sector could do reasonably well in the coming year. Assuming that the economy does not slow too much, the semiconductor industry looks poised for a rebound, having worked through the inventory buildup that occurred in the second quarter of 2006. Moreover, a number of favorable product cycles seem to be at work in other industries that could spur healthy demand for technology and communications products and services. Our goal is to position the Fund to benefit from these possible trends.

Portfolio Manager: Jayne Stevlingson, CFA

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the

3

Gartmore GVIT Global Technology and Communications Fund

sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT Global Technology and Communications Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class I	11.17%	0.49%	-11.85%
Class II3	10.68%	0.30%	-12.00%
Class III[3]	11.08%	0.64%	-11.75%
Class VI3	11.20%	0.44%	-11.88%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on June 30, 2000.
3	These returns, until the creation of the Class II shares (March 28, 2003), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	GSTI is an unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Global Technology and Communications Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Technology and Communications Fund
Class I	Actual		$1,000.00	$1,169.40	$6.18	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.50	$5.77	1.13%
Class II	Actual		$1,000.00	$1,164.40	$7.58	1.39%
	Hypothetical	[1]	$1,000.00	$1,018.19	$7.10	1.39%
Class III	Actual		$1,000.00	$1,168.00	$6.23	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.45	$5.82	1.14%
Class VI	Actual		$1,000.00	$1,169.90	$6.78	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.33	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	Gartmore GVIT Global Technology and Communications Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.5%
Repurchase Agreements	1.2%
Other Investments*	16.7%
Liabilities in excess of other assets**	-12.4%

100.0%

Top Holdings***
International Business Machines Corp.	5.1%
Google, Inc.	3.9%
Cisco Systems, Inc.	3.9%
Microsoft Corp.	3.4%
Intel Corp.	3.2%
Oracle Corp.	3.0%
Hewlett Packard Co.	2.5%
Nokia Oyj ADR-FI	2.1%
Seagate Technology	2.0%
Autonomy Corp. PLC	1.9%
Other	69.0%

100.0%

Top Industries
Electronic Components	25.2%
Computer Software	17.6%
Telecommunication Equipment	10.3%
Computer Hardware	9.8%
Wireless Equipment	8.6%
E-Commerce & Services	7.7%
Computer Services	5.2%
Commercial Services	3.3%
Consulting Services	2.6%
Internet Security	2.3%
Other	7.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (94.5%)
Commercial Services (3.3%)
Alliance Data Systems Corp. (b)	12,580	$785,873
WebEx Communications, Inc. (b) (d)	23,870	832,824

		1,618,697

Computer Hardware (9.8%)
Apple Computer, Inc. (b)	7,600	644,784
Dell, Inc. (b)	17,370	435,813
Hewlett Packard Co.	29,950	1,233,641
International Business Machines Corp.	25,800	2,506,470

		4,820,708

Computer Services (5.2%)
Cognizant Technology Solutions Corp. (b)	7,560	583,330
Lionbridge Technologies, Inc. (b) (d)	41,200	265,328
MICROS Systems, Inc. (b) (d)	9,400	495,380
Satyam Computer Services Ltd. (d)	19,710	473,237
Sun Microsystems, Inc. (b)	141,000	764,220

		2,581,495

Computer Software (17.6%)
Activision, Inc. (b)	19,570	337,387
Adobe Systems, Inc. (b)	11,300	464,656
Aspen Technology, Inc. (b) (d)	74,500	820,990
Autonomy Corp. PLC (b)	95,800	952,270
Double-Take Software Inc. (b)	28,450	366,436
Epicor Software Corp. (b)	29,620	400,166
Hyperion Solutions Corp. (b)	25,260	907,844
Microsoft Corp.	56,770	1,695,153
Oracle Corp. (b)	87,050	1,492,037
Tibco Software, Inc. (b)	54,710	516,462
UbiSoft Entertainment SA (b)	21,000	706,840

		8,660,241

Consulting Services (2.6%)
Accenture Ltd., Class A	21,300	786,609
Business & Decision (b)	22,100	472,967

		1,259,576

E-Commerce & Services (7.7%)
CheckFree Corp. (b)	13,920	559,027
eBay, Inc. (b)	27,780	835,345
Google, Inc. (b)	4,230	1,947,830
Yahoo, Inc. (b)	17,850	455,889

		3,798,091

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronic Components (25.2%)
Anadigics, Inc. (b) (d)	21,980	$194,743
Bell Microproducts, Inc. (b) (d)	120,600	850,230
Chartered Semiconductor ADR — SG (b) (d)	54,890	458,332
EMC Corp. (b)	38,990	514,668
Intel Corp.	78,700	1,593,674
Intersil Corp.	14,400	344,448
IPG Photonics Corp. (b)	30,006	720,144
Linear Technology Corp.	14,430	437,518
Marvell Technology Group Ltd. (b)	46,090	884,467
Mattson Technology, Inc. (b)	32,400	301,968
MEMC Electronic Materials, Inc. (b)	17,740	694,344
Monolithic Power System, Inc. (b) (d)	27,710	307,858
NVIDIA Corp. (b)	12,580	465,586
PMC-Sierra, Inc. (b)	61,920	415,483
Qimonda AG ADR — DE (b)	51,510	901,940
QLogic Corp. (b)	26,780	587,018
Seagate Technology	37,550	995,074
SiRF Technology Holdings, Inc. (b) (d)	23,060	588,491
Syntax-Brillian Corp. (b) (d)	81,840	703,006
Texas Instruments, Inc.	16,460	474,048

		12,433,040

Human Resources (1.0%)
Kenexa Corp. (b) (d)	15,400	512,204

Internet Security (2.3%)
McAfee, Inc. (b)	16,870	478,770
Symantec Corp. (b)	19,140	399,069
Vasco Data Security International, Inc. (b) (d)	22,730	269,351

		1,147,190

Telecom Services (0.9%)
NeuStar, Inc. (b)	14,260	462,594

Telecommunication Equipment (10.3%)
Adaptec, Inc. (b) (d)	101,890	474,807
Alcatel-Lucent ADR — FR	34,070	484,475
Cisco Systems, Inc. (b)	69,760	1,906,542
Corning, Inc. (b)	46,730	874,318
Finisar Corp. (b) (d)	124,360	401,683
Nortel Networks Corp. (b) (d)	22,010	588,327
Sonus Networks, Inc. (b)	55,800	367,722

		5,097,874

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Investments — December 31, 2006 (Continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Wireless Equipment (8.6%)
American Tower Corp. (b)	18,380	$685,206
China GrenTech Corp., Ltd. ADR — CN (b) (d)	20,480	377,651
Extreme Networks, Inc. (b)	106,000	444,140
Nokia Oyj ADR — FI	50,440	1,024,941
Qualcomm, Inc.	24,500	925,855
RF Micro Devices, Inc. (b)	114,140	775,011

		4,232,804

Total Common Stocks		46,624,514

REPURCHASE AGREEMENTS (1.2%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $612,804, collateralized by U.S. Government Agency Mortgages with a market value of $624,699	$612,450	612,450

Total Repurchase Agreements		612,450

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (16.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $3,999,144, collateralized by U.S. Government Agency Mortgages with a market value of $4,076,717	3,996,781	3,996,781
Bavaria TRR Corp. Commercial Paper 5.40%, 01/24/07	796,653	796,653
Beta Finance, Inc. Medium Term Note 5.37%, 01/31/08 (c)	1,250,000	1,250,000

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
CDC Financial Products, Inc. Master Note 5.36%, 01/29/07 (c)	$1,000,000	$1,000,000
GE Life and Annuity Funding Agreement 5.45%, 01/29/08 (c)	400,000	400,000
Unicredito Italiano Bank (IRC) PLC Medium Term Note 5.36%, 01/29/08 (c)	800,000	800,000

Total Short-Term Securities Held as Collateral for Securities on Loan		8,243,434

Total Investments (Cost $53,208,321) (a) — 112.4%		55,480,398
Liabilities in excess of other assets — (12.4)%		(6,132,146)

NET ASSETS — 100.0%		$49,348,252

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

(d)	All or part of security was on loan as of December 31, 2006.

ADR	American Depository Receipt

FR	France

CN	China

DE	Germany

SG	Singapore

FI	Finland

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $48,599,090)*	$50,871,167
Repurchase agreements, at cost and value	4,609,231

Total Investments	55,480,398

Foreign currencies, at value (cost $1,057,757)	1,048,267
Receivable for capital shares issued	623,077
Interest and dividends receivable	10,225
Receivable for investments sold	920,863
Prepaid expenses	243

Total Assets	58,083,073

Liabilities:
Payable for investments purchased	241,322
Payable for capital shares redeemed	130,172
Payable upon return of securities loaned	8,243,434
Accrued expenses and other payables:
Investment advisory fees	103,299
Fund administration and transfer agent fees	1,508
Distribution fees	1,732
Administrative servicing fees	5,075
Compliance program fees (Note 3)	412
Other	7,867

Total Liabilities	8,734,821

Net Assets	$49,348,252

Represented by:
Capital	$55,000,618
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(7,914,952)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,262,586

Net Assets	$49,348,252

Net Assets:
Class I Shares	$17,630,672
Class II Shares	1,443,008
Class III Shares	23,256,307
Class VI Shares	7,018,265

Total	$49,348,252

Shares outstanding (unlimited number of shares authorized):
Class I Shares	4,121,895
Class II Shares	339,270
Class III Shares	5,393,429
Class VI Shares	1,644,153

Total	11,498,747

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$4.28
Class II Shares	$4.25
Class III Shares	$4.31
Class VI Shares	$4.27

*	Includes value of securities on loan of $7,940,765.
**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$73,469
Dividend income (net of foreign withholding tax of $674)	110,305
Income from securities lending	45,447

Total Income	229,221

Expenses:
Investment advisory fees	337,877
Fund administration and transfer agent fees	27,384
Distribution fees Class II Shares	3,643
Distribution fees Class VI Shares	11,278
Administrative servicing fees Class I Shares	22,852
Administrative servicing fees Class II Shares	2,345
Administrative servicing fees Class III Shares	27,566
Trustee fees	1,399
Compliance program fees (Note 3)	760
Other	20,554

Total expenses before earnings credit	455,658
Earnings credit (Note 6)	(7,550)

Net Expenses	448,108

Net Investment Income (Loss)	(218,887)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	3,329,808
Net realized gains (losses) on foreign currency transactions	9,994

Net realized gains (losses) on investment and foreign currency transactions	3,339,802
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,150,137

Net realized/unrealized gains (losses) on investments and foreign currencies	4,489,939

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,271,052

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$(218,887)	$(232,966)
Net realized gains (losses) on investment and foreign currency transactions	3,339,802	1,136,947
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,150,137	(2,337,769)

Change in net assets resulting from operations	4,271,052	(1,433,788)

Change in net assets from capital transactions	6,957,378	(8,347,945)

Change in net assets	11,228,430	(9,781,733)
Net Assets:
Beginning of period	38,119,822	47,901,555

End of period	$49,348,252	$38,119,822

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,165,165	$6,848,192
Cost of shares redeemed(a)	(7,978,266)	(11,375,754)

	1,186,899	(4,527,562)

Class II Shares
Proceeds from shares issued	6,473	1,207
Cost of shares redeemed(a)	(279,498)	(729,698)

	(273,025)	(728,491)

Class III Shares
Proceeds from shares issued	13,887,206	7,558,094
Cost of shares redeemed(a)	(10,758,480)	(11,494,153)

	3,128,726	(3,936,059)

Class VI Shares
Proceeds from shares issued	5,689,971	2,152,609
Cost of shares redeemed(a)	(2,775,193)	(1,308,442)

	2,914,778	844,167

Change net assets from capital transactions	$6,957,378	$(8,347,945)

SHARE TRANSACTIONS:
Class I Shares
Issued	2,211,282	1,935,433
Redeemed	(1,989,020)	(3,239,381)

	222,262	(1,303,948)

Class II Shares
Issued	1,340	220
Redeemed	(72,674)	(212,413)

	(71,334)	(212,193)

Class III Shares
Issued	3,453,364	2,078,810
Redeemed	(2,694,465)	(3,250,224)

	758,899	(1,171,414)

Class VI Shares
Issued	1,408,404	602,908
Redeemed	(690,571)	(372,541)

	717,833	230,367

Total change in shares	1,627,660	(2,457,788)

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Technology and Communications Fund

	Investment Activities				Distributions		Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Return of Capital	Total Distributions				Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$4.21	(0.03)	(1.77)	(1.80)	(0.02)	(0.02)	$2.39	(42.78%	)	$7,791	1.34%		(0.65%	)	1.39%		(0.70%	)	879.28%
Year Ended December 31, 2003	$2.39	(0.03)	1.35	1.32	—	—	$3.71	55.23%		$15,960	1.24%		(0.94%	)	(g	)	(g	)	1045.37%
Year Ended December 31, 2004	$3.71	(0.02)	0.18	0.16	—	—	$3.87	4.31%		$20,144	1.30%		(0.69%	)	(g	)	(g	)	728.29%
Year Ended December 31, 2005	$3.87	(0.02)	—	(0.02)	—	—	$3.85	(0.52%	)	$15,010	1.28%		(0.63%	)	(g	)	(g	)	571.34%
Year Ended December 31, 2006	$3.85	(0.02)	0.45	0.43	—	—	$4.28	11.17%		$17,631	1.15%		(0.55%	)	(g	)	(g	)	352.39%

Class II Shares
Period Ended December 31, 2003(c)	$2.45	(0.01)	1.28	1.27	—	—	$3.72	51.84%	(e)	$2,128	1.49%	(f)	(1.27%	)(f)	(g	)	(g	)	1045.37%
Year Ended December 31, 2004	$3.72	(0.05)	0.20	0.15	—	—	$3.87	4.03%		$2,409	1.53%		(0.98%	)	(g	)	(g	)	728.29%
Year Ended December 31, 2005	$3.87	(0.04)	0.01	(0.03)	—	—	$3.84	(0.78%	)	$1,575	1.53%		(0.89%	)	(g	)	(g	)	571.34%
Year Ended December 31, 2006	$3.84	(0.03)	0.44	0.41	—	—	$4.25	10.68%		$1,443	1.39%		(0.79%	)	(g	)	(g	)	352.39%

Class III Shares
Period Ended December 31, 2002(d)	$3.29	(0.01)	(0.85)	(0.86)	(0.02)	(0.02)	$2.41	(26.14%	)(e)	$5,822	1.37%	(f)	(3.49%	)(f)	1.79%		(3.91%	)	879.28%
Year Ended December 31, 2003	$2.41	(0.02)	1.35	1.33	—	—	$3.74	55.19%		$33,398	1.25%		(1.00%	)	(g	)	(g	)	1045.37%
Year Ended December 31, 2004	$3.74	(0.04)	0.20	0.16	—	—	$3.90	4.28%		$22,656	1.28%		(0.73%	)	(g	)	(g	)	728.29%
Year Ended December 31, 2005	$3.90	(0.02)	—	(0.02)	—	—	$3.88	(0.51%	)	$17,975	1.29%		(0.64%	)	(g	)	(g	)	571.34%
Year Ended December 31, 2006	$3.88	(0.02)	0.45	0.43	—	—	$4.31	11.08%		$23,256	1.14%		(0.55%	)	(g	)	(g	)	352.39%

Class VI Shares
Period Ended December 31, 2004(h)	$3.59	(0.01)	0.29	0.28	—	—	$3.87	7.80%	(e)	$2,693	1.46%	(f)	(0.44%	)(f)	(g	)	(g	)	728.29%
Year Ended December 31, 2005	$3.87	(0.02)	(0.01)	(0.03)	—	—	$3.84	(0.78%	)	$3,559	1.39%		(0.73%	)	(g	)	(g	)	571.34%
Year Ended December 31, 2006	$3.84	(0.02)	0.45	0.43	—	—	$4.27	11.20%		$7,018	1.24%		(0.65%	)	(g	)	(g	)	352.39%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee waivers/reimbursements during the period.

(h)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Global Technology & Communications Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,”

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$7,940,765	$8,243,434

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Base Management Fee	Fees
$0 up to $500 million	0.88%
$500 million up to $2 billion	0.83%
$2 billion and more	0.78%

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Goldman Sachs Technology Composite Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.23% for all classes until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

For the year ended December 31, 2006, there were no cumulative potential reimbursements for all share classes of the Fund.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $45,435 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $760.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $49,931.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $136,286,411 and sales of $130,559,815.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

There were no distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$(7,575,918)	$1,923,552	$(5,652,366)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,547,355	$2,622,427	$(689,384)	$1,933,043

As of December 31, 2006, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$4,441,738	2010
3,134,180	2012

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

20

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Technology and Communications Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Investor Destinations Aggressive Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIDA (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Investor Destinations Aggressive Fund

For the annual period ended Dec. 31, 2006, the Gartmore Investor Destinations Aggressive Fund (Class II at NAV) returned 16.87% versus 15.20% for its composite benchmark, which consists of 95% Standard & Poor’s (S&P) 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 26 funds as of Dec. 31, 2006) was 20.97%.

Despite investors’ concerns about rising interest rates, high oil prices, and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices. The fixed-income markets faced a challenging environment during the reporting period as the Fed increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury yield rose from 4.37% to 4.81%, and the 10-year Treasury yield rose from 4.36% to 4.70%.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset allocation solution. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Performance Ended 12/31/2006

Asset Classes	Underlying Investment*	Target Allocation Ranges**	12-Month Return
Large-Cap Stocks	Gartmore S&P 500 Index Fund	25%-35%	15.63%
	J.P. Morgan Equity Index Fund	5%-15%	15.56%
International Stocks	Gartmore International Index Fund	25%-35%	26.16%
Mid-Cap Stocks	Gartmore Mid Cap Market Index Fund	10%-20%	10.00%
Small-Cap Stocks	Gartmore Small Cap Index Fund	5%-15%	17.75%
Bonds	Gartmore Bond Index Fund	0%-10%	4.16%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain fund performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.nwdfunds.com.

*	Institutional share class returns except for J.P. Morgan Equity Index Fund (Select share class return) and Nationwide Contract
**	Fund target allocation ranges and 12-month returns are as of 12/31/06

With an approximate allocation of 30% to the international stock markets, the Gartmore International Index Fund’s return of 26.16% provided the greatest positive contribution to the Fund during the reporting period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the Gartmore Bond Index Fund (with an approximate allocation of 5%) generated the least positive contribution, returning a relatively modest 4.16% (but in line with the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 4.33%).

We believe that the Fund’s blend of predominantly equity-oriented allocations across the major asset classes will continue to position the Fund well to deliver potentially higher strong-term, risk-adjusted returns for the aggressive investor.

Portfolio Manager: William H. Miller

3

Gartmore GVIT Investor Destinations Aggressive Fund

(Continued)

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Bond Index.

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an

4

Gartmore GVIT Investor Destinations Aggressive Fund

(Continued)

indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	Gartmore GVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class II3	16.87%	9.10%	9.29%
Class VI4	16.92%	9.15%	9.33%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 30, 2004.
4	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
GVIT Investor Destinations Aggressive Fund
Class II	Actual		$1,000.00	$1,111.30	$3.09	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.28	$2.96	0.58%
Class VI	Actual		$1,000.00	$1,110.80	$2.98	0.56%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.86	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

(2)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

7

Portfolio Summary

December 31, 2006	Gartmore GVIT Investor Destinations Aggressive Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.0%
Liabilities in excess of other assets	0.0%

100.0%

Asset Allocation Detail
Equity Funds	95.1%
Fixed Income Funds	4.9%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore International Index Fund, Institutional Class	29.3%
Gartmore S&P 500 Index Fund, Institutional Class	28.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	13.3%
Gartmore Small Cap Index Fund, Institutional Class	9.9%
JP Morgan Equity Index Fund	9.7%
Gartmore Bond Index Fund, Institutional Class	4.9%
GVIT S&P 500 Index Fund, ID Class	2.1%
GVIT Mid Cap Index Fund, ID Class	1.5%
GVIT International Index Fund, ID Class	1.2%
Other	0.1%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

MUTUAL FUNDS (100.0%)
Equity Funds (95.1%)
Gartmore International Index Fund, Institutional Class (b)	20,007,778	$216,884,319
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	6,418,602	98,140,425
Gartmore S&P 500 Index Fund, Institutional Class (b)	17,122,559	207,011,737
Gartmore Small Cap Index Fund, Institutional Class (b)	5,689,892	73,342,704
GVIT International Index Fund, ID Class (b)	811,278	8,786,145
GVIT Mid Cap Index Fund, ID Class (b)	600,060	11,155,115
GVIT S&P 500 Index Fund, ID Class (b)	1,570,895	15,520,439
JP Morgan Equity Index Fund	2,232,498	72,020,382

		702,861,266

Shares or Principal Amount		Value

MUTUAL FUNDS (continued)
Fixed Income Funds (4.9%)
Gartmore Bond Index Fund, Institutional Class (b)	3,389,537	$36,505,316

Total Mutual Funds		739,366,582

Total Investments (Cost $627,083,872) (a) — 100.0%		739,366,582
Liabilities in excess of other assets — (0.0%)		(378,581)

NET ASSETS — 100.0%		$738,988,001

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in affiliates, at value (cost $568,241,747)	$667,346,200
Investments, at value (cost $58,842,125)	72,020,382

Total Investments	739,366,582

Interest and dividends receivable	155,134
Receivable for capital shares issued	830,891
Prepaid expenses	2,123

Total Assets	740,354,730

Liabilities:
Payable to custodian	5,647
Payable for investments purchased	975,366
Payable for capital shares redeemed	4,407
Accrued expenses and other payables:
Investment advisory fees	81,116
Distribution fees	155,993
Administrative servicing fees	91,020
Compliance program fees (Note 3)	6,493
Other	46,687

Total Liabilities	1,366,729

Net Assets	$738,988,001

Represented by:
Capital	$601,118,741
Accumulated net investment income (loss)	1,062,397
Accumulated net realized gains (losses) from investment transactions	24,524,153
Net unrealized appreciation (depreciation) on investments	112,282,710

Net Assets	$738,988,001

Net Assets:
Class II Shares	$727,598,847
Class VI Shares	11,389,154

Total	$738,988,001

Shares outstanding (unlimited number of shares authorized):
Class II Shares	53,857,509
Class VI Shares	845,432

Total	54,702,941

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$13.51
Class VI Shares	$13.47

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Dividend income	$1,385,699
Dividend income from affiliates	12,647,557

Total Income	14,033,256

Expenses:
Investment advisory fees	855,879
Distribution Fees Class II	1,626,029
Distribution Fees Class VI	19,907
Administrative servicing fees Class II Shares	1,016,402
Administrative servicing fees Class VI Shares	11,735
Trustee fees	26,109
Compliance program fees (Note 3)	13,167
Other	183,383

Total expenses before earnings credit	3,752,611
Earnings credit (Note 6)	(455)

Net Expenses	3,752,156

Net Investment Income (Loss)	10,281,100

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gains (losses) on investment transactions with affiliates	11,500,561
Realized gain distributions from underlying funds	17,047,468

Net realized gains (losses) on investment transactions	28,548,029
Net change in unrealized appreciation/depreciation on investments	64,406,969

Net realized/unrealized gains (losses) on investments	92,954,998

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$103,236,098

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$10,281,100	$9,513,712
Net realized gains (losses) on investment transactions	28,548,029	15,706,802
Net change in unrealized appreciation/depreciation on investments	64,406,969	16,185,898

Change in net assets resulting from operations	103,236,098	41,406,412

Distributions to Class II Shareholders from:
Net investment income	(13,328,298)	(9,274,904)
Net realized gains on investments	(9,376,448)	(10,008,234)
Distributions to Class VI Shareholders from:
Net investment income	(202,117)	(81,895)
Net realized gains on investments	(110,753)	(90,264)

Change in net assets from shareholder distributions	(23,017,616)	(19,455,297)

Change in net assets from capital transactions	73,623,124	230,657,745

Change in net assets	153,841,606	252,608,860
Net Assets:
Beginning of period	585,146,395	332,537,535

End of period	$738,988,001	$585,146,395

Accumulated net investment income (loss) at end of period	$1,062,397	$316,438

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$84,347,700	$229,501,873
Dividends reinvested	22,704,733	19,283,086
Cost of shares redeemed (a)	(36,462,630)	(24,858,434)

	70,589,803	223,926,525

Class VI Shares
Proceeds from shares issued	8,533,521	6,924,731
Dividends reinvested	312,870	172,159
Cost of shares redeemed (a)	(5,813,070)	(365,670)

	3,033,321	6,731,220

Change in net assets from capital transactions	$73,623,124	$230,657,745

SHARE TRANSACTIONS:
Class II Shares
Issued	6,662,995	19,960,163
Reinvested	1,809,129	1,646,096
Redeemed	(2,887,780)	(2,158,836)

	5,584,344	19,447,423

Class VI Shares
Issued	667,757	588,182
Reinvested	24,781	14,467
Redeemed	(457,870)	(30,125)

	234,668	572,524

Total change in shares	5,819,012	20,019,947

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Aggressive Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Year Ended December 31, 2002	$10.11	0.09	(1.96)	(1.87)	(0.09)	—	(0.09)	$8.15	(18.50%	)	$19,493	0.56%		1.41%		111.74%
Year Ended December 31, 2003	$8.15	0.12	2.46	2.58	(0.12)	(0.12)	(0.24)	$10.49	31.87%		$94,500	0.55%		1.60%		49.13%
Year Ended December 31, 2004(b)	$10.49	0.17	1.28	1.45	(0.17)	(0.25)	(0.42)	$11.52	14.03%		$332,097	0.56%		2.13%		18.26%
Year Ended December 31, 2005	$11.52	0.22	0.68	0.90	(0.22)	(0.23)	(0.45)	$11.97	7.93%		$577,843	0.56%		2.04%		9.12%
Year Ended December 31, 2006	$11.97	0.20	1.78	1.98	(0.26)	(0.18)	(0.44)	$13.51	16.87%		$727,599	0.57%		1.56%		7.82%

Class VI Shares
Period Ended December 31, 2004(e)	$10.52	0.17	1.15	1.32	(0.17)	(0.15)	(0.32)	$11.52	12.58%	(c)	$440	0.41%	(d)	3.59%	(d)	18.26%
Year Ended December 31, 2005	$11.52	0.23	0.68	0.91	(0.24)	(0.23)	(0.47)	$11.96	7.95%		$7,303	0.51%		3.82%		9.12%
Year Ended December 31, 2006	$11.96	0.20	1.77	1.97	(0.28)	(0.18)	(0.46)	$13.47	16.92%		$11,389	0.56%		1.72%		7.82%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Investor Destinations Aggressive Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $894,674 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $13,167.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,668.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $129,806,895 and sales of $51,664,803.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$13,530,415	$9,487,201	$23,017,616	$—	$23,017,616
2005	9,356,799	10,098,498	19,455,297	—	19,455,297

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$1,062,397	$24,637,498	$25,699,895	$—	$—	$112,169,365	$137,869,260

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$627,197,217	$112,601,596	$(432,231)	$112,169,365

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Aggressive Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 36% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

The Fund designates $9,487,201 as long term capital gain distributions for the maximum 15% income tax rate.

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

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Gartmore GVIT Investor Destinations Moderately Aggressive Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIDMA (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

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Gartmore GVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended Dec. 31, 2006, the Gartmore Investor Destinations Moderately Aggressive Fund (Class II at NAV) returned 14.54% versus 13.46% for its composite benchmark, which consists of 80% Standard & Poor’s (S&P) 500® Index, 15% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 13 funds as of Dec. 31, 2006) was 15.77%.

Despite investors’ concerns about rising interest rates, high oil prices, and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices. The fixed-income markets faced a challenging environment during the reporting period as the Fed increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury yield rose from 4.37% to 4.81%, and the 10-year Treasury yield rose from 4.36% to 4.70%.

The Fund is a diversified “fund of funds” designed to serve as a moderately-aggressive investor’s total asset allocation solution. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Performance Ended 12/31/2006
Asset Classes	Underlying Investment*	Target Allocation Ranges**	12-Month Return
Large-Cap Stocks	Gartmore S&P 500 Index Fund	20%-30%	15.63%
	J.P. Morgan Equity Index Fund	5%-15%	15.56%
International Stocks	Gartmore International Index Fund	20%-30%	26.16%
Mid-Cap Stocks	Gartmore Mid Cap Market Index Fund	10%-20%	10.00%
Bonds	Gartmore Bond Index Fund	10%-20%	4.16%
	Nationwide Contract	0%-10%	3.81%
Small-Cap Stocks	Gartmore Small Cap Index Fund	0%-10%	17.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain fund performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.nwdfunds.com.

*	Institutional share class returns except for J.P. Morgan Equity Index Fund (Select share class return) and Nationwide Contract
**	Fund target allocation ranges and 12-month returns are as of 12/31/06

With an approximate allocation of 25% to the international stock markets, the Gartmore International Index Fund’s return of 26.16% provided the greatest positive contribution to the Fund during the reporting period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximate allocation of 15% to the Gartmore Bond Index Fund was the most significant drag on overall Fund performance, returning a relatively modest 4.16% (but in line with the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 4.33%).

We believe that the Fund’s blend of substantially equity-oriented allocations across the major asset classes will continue to position the Fund well to deliver potentially strong long-term, risk-adjusted returns for the moderately aggressive investor.

Portfolio Manager: William H. Miller

3

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

(Continued)

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, and 5% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

4

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

(Continued)

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class II3	14.54%	8.26%	8.41%
Class VI4	14.56%	8.30%	8.45%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 30, 2004.
4	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Citigroup 3-Month T-Bill Index(c), the Moderately Aggressive Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB Aggregate Bond (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
GVIT Investor Destinations Moderately Aggressive Fund
Class II	Actual		$1,000.00	$1,099.40	$3.02	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.91	0.57%
Class VI	Actual		$1,000.00	$1,099.70	$2.96	0.56%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.86	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

(2)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

7

Portfolio Summary

December 31, 2006	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	96.8%
Fixed Contract	3.2%

100.0%

Asset Allocation Detail
Equity Funds	80.1%
Fixed Income Funds	16.7%
Fixed Contract	3.2%

100.0%

Top Holdings
Gartmore International Index Fund, Institutional Class	24.6%
Gartmore S&P 500 Index Fund, Institutional Class	20.7%
Gartmore Bond Index Fund, Institutional Class	15.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	11.4%
JP Morgan Equity Index Fund	8.1%
GVIT S&P 500 Index Fund, ID Class	6.2%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
GVIT Mid Cap Index Fund, ID Class	3.5%
Nationwide Fixed Contract, 3.90%	3.2%
Gartmore Enhanced Income Fund, Institutional Class	1.8%
Other	0.5%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statement of Investments — December 31, 2006

	Shares or Principal Amount	Value

MUTUAL FUNDS (96.8%)
Equity Funds (80.1%)
Gartmore International Index Fund, Institutional Class (b)	43,142,401	$467,663,624
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	14,155,844	216,442,856
Gartmore S&P 500 Index Fund, Institutional Class (b)	32,356,662	391,192,045
Gartmore Small Cap Index Fund, Institutional Class (b)	7,379,351	95,119,831
GVIT International Index Fund, ID Class (b)	811,278	8,786,145
GVIT Mid Cap Index Fund, ID Class (b)	3,586,344	66,670,143
GVIT S&P 500 Index Fund, ID Class (b)	11,906,173	117,632,994
JP Morgan Equity Index Fund	4,739,388	152,892,650

		1,516,400,288

Fixed Income Funds (16.7%)
Gartmore Bond Index Fund, Institutional Class (b)	26,279,755	283,032,961
Gartmore Enhanced Income Fund,	3,632,479	33,200,854
Institutional Class (b)

		316,233,815

Total Mutual Funds		1,832,634,103

	Shares or Principal Amount	Value

FIXED CONTRACT (3.2%)
Nationwide Fixed Contract, 3.90% (b) (c)	61,173,557	$61,173,557

Total Fixed Contract		61,173,557

Total Investments (Cost $1,663,001,615) (a) — 100.0%		1,893,807,660
Liabilities in excess of other assets — (0.0%)		(945,235)

NET ASSETS — 100.0%		$1,892,862,425

(a)	See notes financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in affiliates, at value (cost $1,539,621,640)	$1,740,915,010
Investments, at value (cost $123,379,975)	152,892,650

Total Investments	1,893,807,660

Receivable for capital shares issued	1,903,672
Interest and dividends receivable	1,338,272
Prepaid expenses	4,472

Total Assets	1,897,054,076

Liabilities:
Payable to custodian	13,890
Payable for investments purchased	2,929,620
Payable for capital shares redeemed	277,666
Accrued expenses and other payables:
Investment advisory fees	206,006
Distribution fees	396,169
Administrative servicing fees	257,230
Compliance program fees (Note 3)	15,963
Other	95,107

Total Liabilities	4,191,651

Net Assets	$1,892,862,425

Represented by:
Capital	$1,618,611,029
Accumulated net investment income (loss)	2,776,475
Accumulated net realized gains (losses) from investment transactions	40,668,876
Net unrealized appreciation (depreciation) on investments	230,806,045

Net Assets	$1,892,862,425

Net Assets:
Class II Shares	$1,880,751,908
Class VI Shares	12,110,517

Total	$1,892,862,425

Shares outstanding (unlimited number of shares authorized):
Class II Shares	143,591,004
Class VI Shares	927,571

Total	144,518,575

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$13.10
Class VI Shares	$13.06

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income from affiliates	$1,004,930
Dividend income	2,915,803
Dividend income from affiliates	34,457,875

Total Income	38,378,608

Expenses:
Investment advisory fees	1,970,471
Distribution Fees Class II	3,766,951
Distribution Fees Class VI	22,455
Administrative servicing fees Class II Shares	2,337,491
Administrative servicing fees Class VI Shares	13,450
Trustee fees	57,403
Compliance program fees (Note 3)	31,661
Other	384,716

Total expenses before earnings credit	8,584,598
Earnings credit (Note 6)	(3,308)

Net Expenses	8,581,290

Net Investment Income (Loss)	29,797,318

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gains (losses) on investment transactions with affiliates	16,845,488
Realized gain distributions from underlying funds	32,166,711

Net realized gains (losses) on investment transactions	49,012,199
Net change in unrealized appreciation/depreciation on investments	132,025,065

Net realized/unrealized gains (losses) on investments	181,037,264

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$210,834,582

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$29,797,318	$21,730,107
Net realized gains (losses) on investment transactions	49,012,199	32,358,584
Net change in unrealized appreciation/depreciation on investments	132,025,065	21,712,416

Change in net assets resulting from operations	210,834,582	75,801,107

Distributions to Class II shareholders from:
Net investment income	(35,276,724)	(21,230,457)
Net realized gains on investments	(18,562,857)	(22,011,477)
Distributions to Class VI shareholders from:
Net investment income	(229,357)	(122,729)
Net realized gains on investments	(101,698)	(124,368)

Change in net assets from shareholder distributions	(54,170,636)	(43,489,031)

Change in net assets from capital transactions	526,525,287	440,365,885

Change in net assets	683,189,233	472,677,961
Net Assets:
Beginning of period	1,209,673,192	736,995,231

End of period	$1,892,862,425	$1,209,673,192

Accumulated net investment income (loss) at end of period	$2,776,475	$791,257

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$522,869,063	$435,840,304
Dividends reinvested	53,839,471	43,241,870
Cost of shares redeemed (a)	(53,814,683)	(43,389,400)

	522,893,851	435,692,774

Class VI Shares
Proceeds from shares issued	6,561,532	5,334,070
Dividends reinvested	331,055	247,097
Cost of shares redeemed (a)	(3,261,151)	(908,056)

	3,631,436	4,673,111

Change in net assets from capital transactions	$526,525,287	$440,365,885

SHARE TRANSACTIONS:
Class II Shares
Issued	42,081,999	37,794,353
Reinvested	4,367,597	3,715,195
Redeemed	(4,336,564)	(3,761,566)

	42,113,032	37,747,982

Class VI Shares
Issued	522,334	459,055
Reinvested	26,815	21,190
Redeemed	(262,144)	(78,798)

	287,005	401,447

Total change in shares	42,400,037	38,149,429

(a) Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Year Ended December 31, 2002	$10.09	0.12	(1.59)	(1.47)	(0.12)	(0.01)	(0.13)	$8.49	(14.59%	)	$71,962	0.56%		1.89%		43.38%
Year Ended December 31, 2003	$8.49	0.14	2.10	2.24	(0.13)	—	(0.13)	$10.60	26.64%		$290,666	0.56%		1.73%		22.22%
Year Ended December 31, 2004(b)	$10.60	0.19	1.08	1.27	(0.19)	(0.16)	(0.35)	$11.52	12.09%		$734,244	0.55%		2.11%		11.44%
Year Ended December 31, 2005	$11.52	0.24	0.57	0.81	(0.24)	(0.24)	(0.48)	$11.85	7.07%		$1,202,098	0.57%		2.23%		7.53%
Year Ended December 31, 2006	$11.85	0.23	1.45	1.68	(0.27)	(0.16)	(0.43)	$13.10	14.54%		$1,880,752	0.57%		1.97%		5.40%

Class VI Shares
Period Ended December 31, 2004(e)	$10.63	0.17	0.98	1.15	(0.17)	(0.10)	(0.27)	$11.51	10.92%	(c)	$2,751	0.41%	(d)	4.26%	(d)	11.44%
Year Ended December 31, 2005	$11.51	0.25	0.57	0.82	(0.26)	(0.24)	(0.50)	$11.83	7.16%		$7,575	0.48%		2.59%		7.53%
Year Ended December 31, 2006	$11.83	0.24	1.44	1.68	(0.29)	(0.16)	(0.45)	$13.06	14.56%		$12,111	0.56%		1.99%		5.40%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Investor Destinations Moderately Aggressive Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 0-10%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary

15

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $2,039,058 in Administrative Services Fees from the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $31,661.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,981.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $583,257,799 and sales of $80,183,918.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$35,506,081	$18,664,555	$54,170,636	$—	$54,170,636
2005	21,353,186	22,135,845	43,489,031	—	43,489,031

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$2,776,475	$41,373,467	$44,149,942	$—	$—	$230,101,454	$274,251,396

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,663,706,206	$232,837,695	$(2,736,241)	$230,101,454

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderately Aggressive Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 28% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

The Fund designates $18,664,555 as long term capital gain distributions for the maximum 15% income tax rate.

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006,
		Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Investor Destinations Moderate Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIDM (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Investor Destinations Moderate Fund

For the annual period ended Dec. 31, 2006, the Gartmore Investor Destinations Moderate Fund (Class II at NAV) returned 11.35% versus 11.18% for its composite benchmark, which consists of 60% Standard & Poor’s (S&P) 500® Index, 25% Lehman Brothers U.S. Aggregate Index, and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 106 funds as of Dec. 31, 2006) was 10.88%.

Despite investors’ concerns about rising interest rates, high oil prices, and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices. The fixed-income markets faced a challenging environment during the reporting period as the Fed increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury yield rose from 4.37% to 4.81%, and the 10-year Treasury yield rose from 4.36% to 4.70%.

The Fund is a diversified “fund of funds” designed to serve as a moderate investor’s total asset allocation solution. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Performance Ended 12/31/2006

Asset Classes	Underlying Investment*	Target Allocation Ranges**	12-Month Return
Large-Cap Stocks	Gartmore S&P 500 Index Fund	25%-35%	15.63%
Bonds	Gartmore Bond Index Fund	20%-30%	4.16%
	Nationwide Contract	5%-15%	3.81%
International Stocks	Gartmore International Index Fund	10%-20%	26.16%
Mid-Cap Stocks	Gartmore Mid Cap Market Index Fund	5%-15%	10.00%
Small-Cap Stocks	Gartmore Small Cap Index Fund	0%-10%	17.75%
Short-Term Investments	Gartmore Enhanced Income Fund	0%-10%	4.57%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain fund performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.nwdfunds.com.

*	Institutional share class returns except for Nationwide Contract
**	Fund target allocation ranges and 12-month returns are as of 12/31/06

With approximate allocations to the large-capitalization stock and international stock markets of 30% and 15%, respectively, the returns of the Gartmore S&P 500 Index Fund and the Gartmore International Index Fund provided the greatest positive contributions to the Fund during the reporting period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximate allocation of 25% to the Gartmore Bond Index Fund was the most significant drag on overall Fund performance, returning a relatively modest 4.16% (but in line with the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 4.33%). It is important to note, however, that the sizable presence of bonds in this Fund plays an important role in terms of diversification and risk management.

We believe that the Fund’s blend of equity and fixed-income-oriented allocations across the major asset classes will continue to position the Fund well to deliver potentially higher long-term, risk-adjusted returns for the moderate investor.

3

Gartmore GVIT Investor Destinations Moderate Fund

(Continued)

Portfolio Manager: William H. Miller

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, and 15% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD

4

Gartmore GVIT Investor Destinations Moderate Fund

(Continued)

Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	Gartmore GVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class II3	11.35%	6.88%	6.98%
Class VI4	11.44%	6.93%	7.03%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 30, 2004.
4	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderate Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB Aggregate Bond (25%) and Citigroup 3-Month T-Bill Index (15%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*2	Annualized Expense Ratio*2
GVIT Investor Destinations Moderate Fund
Class II	Actual		$1,000.00	$1,081.90	$3.04	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.28	$2.96	0.58%
Class VI	Actual		$1,000.00	$1,083.00	$2.94	0.56%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.86	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

(2)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

7

Portfolio Summary

December 31, 2006	Gartmore GVIT Investor Destinations Moderate Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	89.4%
Fixed Contract	10.6%

100.0%

Asset Allocation Detail
Equity Funds	60.1%
Fixed Income Funds	29.3%
Fixed Contract	10.6%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	24.9%
Gartmore S&P 500 Index Fund, Institutional Class	24.8%
Gartmore International Index Fund, Institutional Class	14.9%
Nationwide Fixed Contract, 3.90%	10.6%
Gartmore Mid Cap Market Index Fund, Institutional Class	7.6%
GVIT S&P 500 Index Fund, ID Class	5.1%
Gartmore Small Cap Index Fund, Institutional Class	5.1%
Gartmore Enhanced Income Fund, Institutional Class	4.4%
GVIT Mid Cap Index Fund, ID Class	2.3%
GVIT International Index Fund, ID Class	0.3%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

MUTUAL FUNDS (89.4%)
Equity Funds (60.1%)
Gartmore International Index Fund, Institutional Class (b)	34,589,890	$374,954,403
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	12,625,280	193,040,538
Gartmore S&P 500 Index Fund, Institutional Class (b)	51,767,872	625,873,574
Gartmore Small Cap Index Fund, Institutional Class (b)	9,905,643	127,683,732
GVIT International Index Fund, ID Class (b)	811,278	8,786,145
GVIT Mid Cap Index Fund, ID Class (b)	3,178,224	59,083,187
GVIT S&P 500 Index Fund, ID Class (b)	13,142,168	129,844,624

		1,519,266,203

Fixed Income Funds (29.3%)
Gartmore Bond Index Fund, Institutional Class (b)	58,410,854	629,084,902
Gartmore Enhanced Income Fund, Institutional Class (b)	12,061,440	110,241,565

		739,326,467

Total Mutual Funds		2,258,592,670

Shares or Principal Amount		Value
FIXED CONTRACT (10.6%)
Nationwide Fixed Contract, 3.90% (b) (c)	266,961,730	$266,961,730

Total Fixed Contract		266,961,730

Total Investments (Cost $2,271,001,535) (a) — 100.0%		2,525,554,400
Liabilities in excess of other assets — (0.0%)		(1,158,788)

NET ASSETS — 100.0%		$2,524,395,612

(a)	See notes financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in affiliates, at value (cost $2,271,001,535)	$2,525,554,400
Interest and dividends receivable	3,198,528
Receivable for capital shares issued	2,708,942
Prepaid expenses	6,321

Total Assets	2,531,468,191

Liabilities:
Payable to custodian	18,894
Payable for investments purchased	5,763,186
Payable for capital shares redeemed	19,230
Accrued expenses and other payables:
Investment advisory fees	275,276
Distribution fees	529,383
Administrative servicing fees	315,260
Compliance program fees (Note 3)	21,729
Other	129,621

Total Liabilities	7,072,579

Net Assets	$2,524,395,612

Represented by:
Capital	$2,226,047,361
Accumulated net investment income (loss)	2,535,478
Accumulated net realized gains (losses) from investment transactions	41,259,908
Net unrealized appreciation (depreciation) on investments	254,552,865

Net Assets	$2,524,395,612

Net Assets:
Class II Shares	$2,503,357,787
Class VI Shares	21,037,825

Total	$2,524,395,612

Shares outstanding (unlimited number of shares authorized):
Class II Shares	203,824,812
Class VI Shares	1,717,673

Total	205,542,485

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$12.28
Class VI Shares	$12.25

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income from affiliates	$5,299,437
Dividend income from affiliates	53,705,095

Total Income	59,004,532

Expenses:
Investment advisory fees	2,658,209
Distribution fees Class II	5,066,965
Distribution fees Class VI	45,027
Administrative servicing fees Class II Shares	3,156,373
Administrative servicing fees Class VI Shares	26,827
Trustee fees	76,660
Compliance program fees (Note 3)	43,124
Other	500,125

Total expenses before earnings credit	11,573,310
Earnings credit (Note 6)	(1,483)

Net Expenses	11,571,827

Net Investment Income (Loss)	47,432,705

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gains (losses) on investment transactions with affiliates	19,090,162
Realized gain distributions from underlying funds	31,829,392

Net realized gains (losses) on investment transactions	50,919,554
Net change in unrealized appreciation/depreciation on investments	129,388,515

Net realized/unrealized gains (losses) on investments	180,308,069

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$227,740,774

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$47,432,705	$32,042,155
Net realized gains (losses) on investment transactions	50,919,554	30,278,077
Net change in unrealized appreciation/depreciation on investments	129,388,515	13,980,124

Change in net assets resulting from operations	227,740,774	76,300,356

Distributions to Class II shareholders from:
Net investment income	(51,810,785)	(31,722,167)
Net realized gains on investments	(18,140,929)	(24,058,008)
Distributions to Class VI shareholders from:
Net investment income	(477,558)	(322,592)
Net realized gains on investments	(162,221)	(233,387)

Change in net assets from shareholder distributions	(70,591,493)	(56,336,154)

Change in net assets from capital transactions	755,371,878	464,410,031

Change in net assets	912,521,159	484,374,233
Net Assets:
Beginning of period	1,611,874,453	1,127,500,220

End of period	$2,524,395,612	$1,611,874,453

Accumulated net investment income (loss) at end of period	$2,535,478	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$760,256,687	$461,597,186
Dividends reinvested	69,951,702	55,779,957
Cost of shares redeemed (a)	(78,686,222)	(59,202,326)

	751,522,167	458,174,817

Class VI Shares
Proceeds from shares issued	8,528,933	9,543,333
Dividends reinvested	639,779	555,977
Cost of shares redeemed (a)	(5,319,001)	(3,864,096)

	3,849,711	6,235,214

Change in net assets from capital transactions	$755,371,878	$464,410,031

SHARE TRANSACTIONS:
Class II Shares
Issued	64,533,522	40,972,573
Reinvested	5,957,371	4,959,099
Redeemed	(6,664,139)	(5,260,000)

	63,826,754	40,671,672

Class VI Shares
Issued	722,303	851,248
Reinvested	54,630	49,465
Redeemed	(449,155)	(345,516)

	327,778	555,197

Total change in shares	64,154,532	41,226,869

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderate Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Year Ended December 31, 2002	$10.06	0.15	(1.11)	(0.96)	(0.15)	(0.01)	(0.16)	$8.94	(9.60%	)	$165,555	0.56%		2.41%		21.58%
Year Ended December 31, 2003	$8.94	0.17	1.60	1.77	(0.17)	—	(0.17)	$10.54	20.05%		$566,916	0.56%		2.01%		9.90%
Year Ended December 31, 2004(b)	$10.54	0.21	0.78	0.99	(0.21)	(0.06)	(0.27)	$11.26	9.54%		$1,118,116	0.56%		2.19%		5.54%
Year Ended December 31, 2005	$11.26	0.26	0.33	0.59	(0.26)	(0.19)	(0.45)	$11.40	5.34%		$1,596,055	0.56%		2.41%		4.20%
Year Ended December 31, 2006	$11.40	0.26	1.01	1.27	(0.28)	(0.11)	(0.39)	$12.28	11.35%		$2,503,358	0.57%		2.32%		5.69%

Class VI Shares
Period Ended December 31, 2004(e)	$10.54	0.19	0.72	0.91	(0.19)	(0.02)	(0.21)	$11.24	8.72%	(c)	$9,384	0.41%	(d)	3.84%	(d)	5.54%
Year Ended December 31, 2005	$11.24	0.27	0.33	0.60	(0.27)	(0.19)	(0.46)	$11.38	5.50%		$15,820	0.47%		2.56%		4.20%
Year Ended December 31, 2006	$11.38	0.26	1.02	1.28	(0.30)	(0.11)	(0.41)	$12.25	11.44%		$21,038	0.56%		2.30%		5.69%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Investor Destinations Moderate Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 5-15%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $2,753,842 in Administrative Services Fees from the Fund.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $43,124.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $4,601.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $722,247,760 and sales of $106,516,734.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$52,288,343	$18,303,150	$70,591,493	$—	$70,591,493
2005	32,042,193	24,293,961	56,336,154	—	56,336,154

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$2,535,478	$43,729,419	$46,264,897	$—	$—	$252,083,354	$298,348,251

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,273,471,046	$258,261,432	$(6,178,078)	$252,083,354

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

19

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderate Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 24% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

The Fund designates $18,303,150 as long term capital gain distributions for the maximum 15% income tax rate.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Investor Destinations Moderately Conservative Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIDMC (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Investor Destinations Moderately Conservative Fund

For the annual period ended Dec. 31, 2006, the Gartmore Investor Destinations Moderately Conservative Fund (Class II at NAV) returned 8.42% versus 8.94% for its composite benchmark, which consists of 40% Standard & Poor’s (S&P) 500® Index, 35% Lehman Brothers U.S. Aggregate Index, and 25% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 106 funds as of Dec. 31, 2006) was 10.88%.

Despite investors’ concerns about rising interest rates, high oil prices and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices. The fixed-income markets faced a challenging environment during the reporting period as the Fed increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury yield rose from 4.37% to 4.81%, and the 10-year Treasury yield rose from 4.36% to 4.70%.

The Fund is a diversified “fund of funds” designed to serve as a moderately-conservative investor’s total asset allocation solution. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Performance Ended 12/31/2006

Asset Classes	Underlying Investment*	Target Allocation Ranges**	12-Month Return
Bonds	Gartmore Bond Index Fund	30%-40%	4.16%
	Nationwide Contract	10%-20%	3.81%
Large-Cap Stocks	Gartmore S&P 500 Index Fund	15%-25%	15.63%
Mid-Cap Stocks	Gartmore Mid Cap Market Index Fund	5%-15%	10.00%
International Stocks	Gartmore International Index Fund	5%-15%	26.16%
Short-Term Investments	Gartmore Enhanced Income Fund	5%-15%	4.57%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain fund performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.nwdfunds.com.

*	Institutional share class returns except for Nationwide Contract
**	Fund target allocation ranges and 12-month returns are as of 12/31/06

While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximate allocation of 35% to the Gartmore Bond Index Fund and the approximate allocation of 15% to the Nationwide Contract were the lowest contributors to overall Fund performance.

With approximate allocations to the large-capitalization stock and international stock markets of 20% and 10%, respectively, the returns of the Gartmore S&P 500 Index Fund and the Gartmore International Index Fund provided the greatest positive contributions to the Fund during the reporting period. The Gartmore Bond Index Fund returned a relatively modest 4.16% (but in line with the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 4.33%), and the Nationwide Contract returned 3.81%. It is important to note, however, that the sizable presence of bonds in this Fund plays an important role in terms of diversification and risk management.

3

Gartmore GVIT Investor Destinations Moderately Conservative Fund

(Continued)

We believe that the Fund’s blend of fixed-income and equity-oriented allocations across the major asset classes will continue to position the Fund well to deliver potentially strong long-term, risk-adjusted returns for the moderately conservative investor.

Portfolio Manager: William H. Miller

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Bond Index, and 25% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

4

Gartmore GVIT Investor Destinations Moderately Conservative Fund

(Continued)

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	Gartmore GVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class II3	8.42%	5.76%	5.83%
Class VI4	8.39%	5.80%	5.88%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 30, 2004.
4	These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB Aggregate Bond (35%), S&P 500 (40%) and Citigroup 3-Month T-Bill Index (25%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
GVIT Investor Destinations Moderately Conservative Fund
Class II	Actual		$1,000.00	$1,064.40	$3.02	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.28	$2.96	0.58%
Class VI	Actual		$1,000.00	$1,064.40	$2.97	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

(2)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

7

Portfolio Summary

December 31, 2006	Gartmore GVIT Investor Destinations Moderately Conservative Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	84.2%
Fixed Contract	15.8%

100.0%

Asset Allocation Detail
Fixed Income Funds	43.9%
Equity Funds	40.3%
Fixed Contract	15.8%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	34.8%
Gartmore S&P 500 Index Fund, Institutional Class	17.5%
Gartmore Enhanced Income Fund, Institutional Class	9.1%
Gartmore International Index Fund, Institutional Class	8.8%
Gartmore Mid Cap Market Index Fund, Institutional Class	8.2%
GVIT S&P 500 Index Fund, ID Class	2.5%
GVIT Mid Cap Index Fund, ID Class	2.1%
GVIT International Index Fund, ID Class	1.4%
Other	15.6%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

MUTUAL FUNDS (84.2%)
Equity Funds (40.3%)
Gartmore International Index Fund, Institutional Class (b)	5,186,744	$56,224,305
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	3,399,916	51,984,714
Gartmore S&P 500 Index Fund, Institutional Class (b)	9,200,789	111,237,532
GVIT International Index Fund, ID Class (b)	811,278	8,786,145
GVIT Mid Cap Index Fund, ID Class (b)	708,102	13,163,614
GVIT S&P 500 Index Fund, ID Class (b)	1,596,989	15,778,249

		257,174,559

Fixed Income Funds (43.9%)
Gartmore Bond Index Fund, Institutional Class (b)	20,620,584	222,083,684
Gartmore Enhanced Income Fund, Institutional Class (b)	6,320,048	57,765,241

		279,848,924

Total Mutual Funds		537,023,484

Shares or Principal Amount		Value

FIXED CONTRACT (15.8%)
Nationwide Fixed Contract, 3.90% (b) (c)	100,678,311	$100,678,311

Total Fixed Contract		100,678,311

Total Investments (Cost $596,662,633) (a) — 100.0%		637,701,795
Liabilities in excess of other assets — (0.0%)		(287,925)

NET ASSETS — 100.0%		$637,413,870

(a)	See notes financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in affiliates, at value (cost $596,662,633)	$637,701,795
Interest and dividends receivable	1,181,596
Receivable for capital shares issued	2,607,600
Prepaid expenses	1,814

Total Assets	641,492,805

Liabilities:
Payable to custodian	4,952
Payable for investments purchased	3,705,283
Payable for capital shares redeemed	37,921
Accrued expenses and other payables:
Investment advisory fees	69,529
Distribution fees	133,712
Administrative servicing fees	78,442
Compliance program fees (Note 3)	5,702
Other	43,394

Total Liabilities	4,078,935

Net Assets	$637,413,870

Represented by:
Capital	$578,314,612
Accumulated net investment income (loss)	379,263
Accumulated net realized gains (losses) from investment transactions	17,680,833
Net unrealized appreciation (depreciation) on investments	41,039,162

Net Assets	$637,413,870

Net Assets:
Class II Shares	$633,781,962
Class VI Shares	3,631,908

Total	$637,413,870

Shares outstanding (unlimited number of shares authorized):
Class II Shares	55,836,995
Class VI Shares	320,843

Total	56,157,838

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$11.35
Class VI Shares	$11.32

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income from affiliates	$2,536,680
Dividend income from affiliates	16,340,086

Total Income	18,876,766

Expenses:
Investment advisory fees	752,540
Distribution Fees Class II	1,437,090
Distribution Fees Class VI	10,116
Administrative servicing fees Class II Shares	896,293
Administrative servicing fees Class VI Shares	6,003
Trustee fees	26,925
Compliance program fees (Note 3)	11,697
Other	179,255

Total expenses before earnings credit	3,319,919
Earnings credit (Note 6)	(265)

Net Expenses	3,319,654

Net Investment Income (Loss)	15,557,112

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gains (losses) on investment transactions with affiliates	14,835,126
Realized gain distributions from underlying funds	4,621,477

Net realized gains (losses) on investment transactions	19,456,603
Net change in unrealized appreciation/depreciation on investments	12,268,968

Net realized/unrealized gains (losses) on investments	31,725,571

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$47,282,683

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$15,557,112	$12,773,673
Net realized gains (losses) on investment transactions	19,456,603	12,711,017
Net change in unrealized appreciation/depreciation on investments	12,268,968	(2,994,473)

Change in net assets resulting from operations	47,282,683	22,490,217

Distributions to Class II shareholders from:
Net investment income	(16,134,868)	(12,666,533)
Net realized gains on investments	(7,615,982)	(8,952,770)
Distributions to Class VI shareholders from:
Net investment income	(112,038)	(107,725)
Net realized gains on investments	(54,581)	(59,047)

Change in net assets from shareholder distributions	(23,917,469)	(21,786,075)

Change in net assets from capital transactions	84,357,639	103,201,873

Change in net assets	107,722,853	103,906,015
Net Assets:
Beginning of period	529,691,017	425,785,002

End of period	$637,413,870	$529,691,017

Accumulated net investment income (loss) at end of period	$379,263	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$150,330,307	$137,854,059
Dividends reinvested	23,750,847	21,619,257
Cost of shares redeemed (a)	(88,939,907)	(59,772,596)

	85,141,247	99,700,720

Class VI Shares
Proceeds from shares issued	2,826,367	8,328,684
Dividends reinvested	166,619	166,772
Cost of shares redeemed (a)	(3,776,594)	(4,994,303)

	(783,608)	3,501,153

Change in net assets from capital transactions	$84,357,639	$103,201,873

SHARE TRANSACTIONS:
Class II Shares
Issued	13,566,353	12,685,140
Reinvested	2,166,399	1,990,073
Redeemed	(8,046,126)	(5,480,678)

	7,686,626	9,194,535

Class VI Shares
Issued	254,900	767,804
Reinvested	15,249	15,333
Redeemed	(340,660)	(457,741)

	(70,511)	325,396

Total change in shares	7,616,115	9,519,931

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Year Ended December 31, 2002	$10.04	0.18	(0.60)	(0.42)	(0.18)	(0.01)	(0.19)	$9.43	(4.15%	)	$95,669	0.56%		2.96%		35.19%
Year Ended December 31, 2003	$9.43	0.21	1.07	1.28	(0.21)	(0.02)	(0.23)	$10.48	13.70%		$258,529	0.56%		2.32%		12.61%
Year Ended December 31, 2004(b)	$10.48	0.23	0.50	0.73	(0.23)	(0.07)	(0.30)	$10.91	7.16%		$425,066	0.56%		2.35%		7.18%
Year Ended December 31, 2005	$10.91	0.28	0.20	0.48	(0.28)	(0.20)	(0.48)	$10.91	4.49%		$525,426	0.56%		2.66%		11.32%
Year Ended December 31, 2006	$10.91	0.30	0.60	0.90	(0.31)	(0.15)	(0.46)	$11.35	8.42%		$633,782	0.57%		2.69%		17.68%

Class VI Shares
Period Ended December 31, 2004(e)	$10.44	0.20	0.49	0.69	(0.20)	(0.03)	(0.23)	$10.90	6.67%	(c)	$719	0.41%	(d)	3.37%	(d)	7.18%
Year Ended December 31, 2005	$10.90	0.30	0.20	0.50	(0.30)	(0.20)	(0.50)	$10.90	4.65%		$4,265	0.48%		2.65%		11.32%
Year Ended December 31, 2006	$10.90	0.30	0.59	0.89	(0.32)	(0.15)	(0.47)	$11.32	8.39%		$3,632	0.57%		2.65%		17.68%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Investor Destinations Moderately Conservative Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 10-20%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $788,493 in Administrative Services Fees from the Fund.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $11,697.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $779.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $133,322,118 and sales of $88,129,498.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$16,246,906	$7,670,563	$23,917,469	$—	$23,917,469
2005	12,773,673	9,012,402	21,786,075	—	21,786,075

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$379,263	$19,272,905	$19,652,168	$—	$—	$39,447,090	$59,099,258

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$598,254,705	$42,479,913	$(3,032,823)	$39,447,090

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

19

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderately Conservative Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

20

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 15% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

The Fund designates $7,670,563 as long term capital gain distributions for the maximum 15% income tax rate.

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Investor Destinations Conservative Fund

AnnualReport

| December 31, 2006

Contents

9	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIDC (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Investor Destinations Conservative Fund

For the annual period ended Dec. 31, 2006, the Gartmore Investor Destinations Conservative Fund (Class II at NAV) returned 6.16% versus 6.76% for its composite benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% Standard & Poor’s (S&P) 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 49 funds as of Dec. 31, 2006) was 7.83%.

Despite investors’ concerns about rising interest rates, high oil prices, and a deteriorating housing market, most stock indexes managed solid gains in 2006. Strength at the beginning and end of the year was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop in the second half of the year were a relatively benign hurricane season and sharp declines in crude oil and natural gas prices. The fixed-income markets faced a challenging environment during the reporting period as the Fed increased the federal funds rate to 5.25%. Longer-term rates increased as well; the 2-year Treasury yield rose from 4.37% to 4.81%, and the 10-year Treasury yield rose from 4.36% to 4.70%.

The Fund is a diversified “fund of funds” designed to serve as a conservative investor’s total asset allocation solution. The Fed’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Performance Ended 12/31/2006

Asset Classes	Underlying Investment*	Target Allocation Ranges**	12-Month Return
Bonds	Gartmore Bond Index Fund	35%-45%	4.16%
	Nationwide Contract	20%-30%	3.81%
Short-Term Investments	Gartmore Enhanced Income Fund	5%-15%	4.57%
	Gartmore Money Market Fund	0%-10%	4.61%
Large-Cap Stocks	Gartmore S&P 500 Index Fund	5%-15%	15.63%
International Stocks	Gartmore International Index Fund	0%-10%	26.16%
Mid-Cap Stocks	Gartmore Mid Cap Market Index Fund	0%-10%	10.00%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain fund performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.nwdfunds.com.

*	Institutional share class returns except for Nationwide Contract
**	Fund target allocation ranges and 12-month returns are as of 12/31/06.

The approximate allocation of 40% to the Gartmore Bond Index Fund (4.1% return) and the approximate 10% allocation to the Gartmore S&P 500 Index Fund (15.63% return), provided the greatest positive contributions to the Fund during the reporting period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximate allocations of 15% and 5% to the Gartmore Enhanced Income Fund and Gartmore Money Market Fund, respectively, were the lowest contributors to overall Fund performance, posting relatively modest returns of 4.57% and 4.61%, respectively (but in-line with each Fund’s composite benchmarks, which returned ?%). It is important to note, however, that the substantial allocation to bonds and short-term investments in this Fund plays an important role in terms of overall diversification and risk management.

We believe that the Fund’s blend of predominantly fixed-income-oriented allocations across the major asset classes will continue to

3

Gartmore GVIT Investor Destinations Conservative Fund

(Continued)

position the Fund well to deliver potentially strong long-term, risk-adjusted returns for the conservative investor.

Portfolio Manager: William H. Miller

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Bond Index, and 20% S&P 500 Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

4

Gartmore GVIT Investor Destinations Conservative Fund

(Continued)

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

5

Fund Performance	Gartmore GVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One Year	Five Year	Inception[2]
Class II3	6.16%	4.46%	4.48%
Class VI4	6.13%	4.50%	4.53%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 30, 2004.
4	These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T-Bill Index (45%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households. purchased for consumption by urban households.

6

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
GVIT Investor Destinations Conservative Fund
Class II	Actual		$1,000.00	$1,048.70	$3.00	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.28	$2.96	0.58%
Class VI	Actual		$1,000.00	$1,048.70	$2.94	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

(2)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

7

Portfolio Summary

December 31, 2006	Gartmore GVIT Investor Destinations Conservative Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	79.2%
Fixed Contract	20.8%

100.0%

Asset Allocation Detail
Fixed Income Funds	53.8%
Fixed Contract	20.8%
Equity Funds	20.4%
Money Market	5.0%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	39.9%
Nationwide Fixed Contract, 3.90%	20.8%
Gartmore Enhanced Income Fund, Institutional Class	14.0%
Gartmore S&P 500 Index Fund, Institutional Class	8.8%
GVIT Money Market Fund, ID Class	5.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	4.0%
GVIT International Index Fund, ID Class	2.8%
Gartmore International Index Fund, Institutional Class	2.4%
GVIT S&P 500 Index Fund, ID Class	1.3%
GVIT Mid Cap Index Fund, ID Class	1.0%

100.0%

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

MUTUAL FUNDS (79.2%)
Equity Funds (20.4%)
Gartmore International Index Fund, Institutional Class (b)	684,783	$7,423,052
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	822,105	12,569,990
Gartmore S&P 500 Index Fund, Institutional Class (b)	2,262,243	27,350,522
GVIT International Index Fund, ID Class (b)	811,278	8,786,145
GVIT Mid Cap Index Fund, ID Class (b)	167,057	3,105,595
GVIT S&P 500 Index Fund, ID Class (b)	407,157	4,022,710

		63,258,014

Fixed Income Funds (53.8%)
Gartmore Bond Index Fund, Institutional Class (b)	11,504,753	123,906,186
Gartmore Enhanced Income Fund, Institutional Class (b)	4,749,877	43,413,872

		167,320,058

Money Market Funds (5.0%)
GVIT Money Market Fund, ID Class	15,447,273	15,447,273

Total Mutual Funds		246,025,345

Shares or Principal Amount		Value

FIXED CONTRACT (20.8%)
Nationwide Fixed Contract, 3.90% (b) (c)	64,669,380	$64,669,380

Total Fixed Contract		64,669,380

Total Investments (Cost $303,848,177) (a) — 100.0%		310,694,725
Liabilities in excess of other assets — (0.0%)		(142,731)

NET ASSETS — 100.0%		$310,551,994

(a)	See notes financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in affiliates, at value (cost $303,848,177)	$310,694,725
Interest and dividends receivable	770,680
Receivable for capital shares issued	2,566,614
Prepaid expenses	1,620

Total Assets	314,033,639

Liabilities:
Payable to custodian	2,510
Payable for investments purchased	3,306,860
Payable for capital shares redeemed	1,633
Accrued expenses and other payables:
Investment advisory fees	34,115
Distribution fees	65,607
Administrative servicing fees	40,945
Compliance program fees (Note 3)	2,900
Other	27,075

Total Liabilities	3,481,645

Net Assets	$310,551,994

Represented by:
Capital	$299,141,775
Accumulated net investment income (loss)	75,494
Accumulated net realized gains (losses) from investment transactions	4,488,177
Net unrealized appreciation (depreciation) on investments	6,846,548

Net Assets	$310,551,994

Net Assets:
Class II Shares	$304,610,311
Class VI Shares	5,941,683

Total	$310,551,994

Shares outstanding (unlimited number of shares authorized):
Class II Shares	29,108,947
Class VI Shares	569,441

Total	29,678,388

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$10.46
Class VI Shares	$10.43

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income from affiliates	$1,904,598
Dividend income from affiliates	9,245,252

Total Income	11,149,850

Expenses:
Investment advisory fees	394,934
Distribution Fees Class II	745,875
Distribution Fees Class VI	13,621
Administrative servicing fees Class II Shares	463,746
Administrative servicing fees Class VI Shares	8,161
Trustee fees	11,740
Compliance program fees (Note 3)	6,088
Other	91,551

Total expenses before earnings credit	1,735,716
Earnings credit (Note 6)	(34)

Net Expenses	1,735,682

Net Investment Income (Loss)	9,414,168

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gains (losses) on investment transactions with affiliates	4,969,919
Realized gain distributions from underlying funds	966,809

Net realized gains (losses) on investment transactions	5,936,728
Net change in unrealized appreciation/depreciation on investments	2,833,228

Net realized/unrealized gains (losses) on investments	8,769,956

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,184,124

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$9,414,168	$7,755,784
Net realized gains (losses) on investment transactions	5,936,728	6,580,232
Net change in unrealized appreciation/depreciation on investments	2,833,228	(5,118,290)

Change in net assets resulting from operations	18,184,124	9,217,726

Distributions to Class II shareholders from:
Net investment income	(9,362,448)	(7,651,860)
Net realized gains on investments	(3,126,505)	(6,036,605)
Distributions to Class VI shareholders from:
Net investment income	(183,662)	(103,122)
Net realized gains on investments	(56,609)	(80,678)

Change in net assets from shareholder distributions	(12,729,224)	(13,872,265)

Change in net assets from capital transactions	20,121,133	31,898,976

Change in net assets	25,576,033	27,244,437
Net Assets:
Beginning of period	284,975,961	257,731,524

End of period	$310,551,994	$284,975,961

Accumulated net investment income (loss) at end of period	$75,494	$802

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$103,068,728	$106,708,885
Dividends reinvested	12,488,923	13,688,459
Cost of shares redeemed (a)	(96,645,803)	(91,750,457)

	18,911,848	28,646,887

Class VI Shares
Proceeds from shares issued	5,171,391	4,776,266
Dividends reinvested	240,271	183,800
Cost of shares redeemed (a)	(4,202,377)	(1,707,977)

	1,209,285	3,252,089

Change in net assets from capital transactions	$20,121,133	$31,898,976

SHARE TRANSACTIONS:
Class II Shares
Issued	9,975,165	10,236,570
Reinvested	1,217,177	1,325,239
Redeemed	(9,378,104)	(8,785,180)

	1,814,238	2,776,629

Class VI Shares
Issued	499,380	460,054
Reinvested	23,454	17,817
Redeemed	(406,223)	(164,264)

	116,611	313,607

Total change in shares	1,930,849	3,090,236

(a)	Includes redemption fees, if any.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Conservative Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Year Ended December 31, 2002	$10.01	0.21	(0.18)	0.03	(0.21)	—	(0.21)	$9.83	0.40%		$90,358	0.56%		3.30%		28.70%
Year Ended December 31, 2003	$9.83	0.24	0.53	0.77	(0.24)	(0.04)	(0.28)	$10.32	7.91%		$90,624	0.56%		2.55%		24.84%
Year Ended December 31, 2004(b)	$10.32	0.24	0.23	0.47	(0.24)	(0.10)	(0.34)	$10.45	4.65%		$256,277	0.56%		2.39%		15.34%
Year Ended December 31, 2005	$10.45	0.29	0.05	0.34	(0.29)	(0.23)	(0.52)	$10.27	3.31%		$280,331	0.57%		2.79%		30.49%
Year Ended December 31, 2006	$10.27	0.32	0.29	0.61	(0.32)	(0.10)	(0.42)	$10.46	6.16%		$304,610	0.57%		3.10%		45.93%

Class VI Shares
Period Ended December 31, 2004(e)	$10.26	0.21	0.25	0.46	(0.21)	(0.06)	(0.27)	$10.45	4.48%	(c)	$1,454	0.41%	(d)	3.00%	(d)	15.34%
Year Ended December 31, 2005	$10.45	0.31	0.04	0.35	(0.31)	(0.23)	(0.54)	$10.26	3.39%		$4,645	0.47%		2.95%		30.49%
Year Ended December 31, 2006	$10.26	0.31	0.29	0.60	(0.33)	(0.10)	(0.43)	$10.43	6.13%		$5,942	0.57%		3.13%		45.93%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Investor Destinations Conservative Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 20-30%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $416,422 in Administrative Services Fees from the Fund.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $6,088.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,656.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $120,396,133 and sales of $111,013,140.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$9,546,110	$3,183,114	$12,729,224	$—	$12,729,224
2005	7,754,982	6,117,283	13,872,265	—	13,872,265

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$344,288	$6,893,778	$7,238,066	$—	$—	$4,172,153	$11,410,219

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$306,522,572	$4,542,728	$(370,575)	$4,172,153

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

19

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Conservative Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 7% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

The Fund designates $3,183,114 as long term capital gain distributions for the maximum 15% income tax rate.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Global Financial Services Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGFS (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Global Financial Services Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Global Financial Services Fund (Class I at NAV) returned 20.32% versus 24.49% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM . For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 19 funds as of Dec. 31, 2006) was 18.18%.

Global financial services stocks performed well during the year, with earnings growth driven by healthy economic growth, relatively stable interest rates and favorable credit conditions. At the beginning of the year, most market observers expected modest growth to occur in many developed countries. Better-than-expected conditions resulted in the raising of earnings forecasts for a number of stocks, fueling their advances. Toward the middle of the year, brief concerns arose due to attempts by central banks in the United States and Japan to restrain liquidity. The need for further credit-tightening abated, however, and share prices rebounded nicely during the second half of the year.

On the basis of geographical holdings, the Fund was hurt most by its positioning in the United States and Germany. U.S. stocks underperformed many of their global counterparts, and the Fund’s performance suffered because the U.S. dollar weakened during much of the year and because of an overweighting in the United States. Unfavorable U.S. stock selection added to the Fund’s underperformance. Among investments in Germany, stock selection proved to be the primary negative factor for the Fund. The largest individual detractor was United PanAm Financial Corp., a sub-prime auto lender. We sold the Fund’s position in the company because its stock was hurt by some credit issues and the flattening of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Asset manager Legg Mason, Inc. also was a disappointment; the firm acquired Citigroup’s asset management business and found the integration process more challenging than expected.

On the positive side, our stock selection in Japan benefited Fund performance. While Japanese stocks as a whole fared poorly compared to those of most other countries, we managed to avoid the worst blowups and also were rewarded for underweighting Japan versus the benchmark. Top contributors to Fund performance included IntercontinentalExchange, Inc., an energy futures exchange that dramatically increased its share in the rapidly growing energy trading market. Investment bank The Goldman Sachs Group, Inc. also added value to the Fund; Goldman Sachs was aided by a modest valuation at the beginning of the year and steadily rising earnings estimates based on a robust merger-and-acquisition market. Holdings in broker-dealer Jefferies Group Inc. also helped Fund results.

Our outlook for global financial services stocks remains relatively positive. The Federal Reserve Board and other central banks continue to worry about inflationary pressures, which could delay any hoped-for cuts in short-term interest rates. As long as interest rates remain at or about current levels, however, the backdrop for world economies should be comparatively benign; we begin 2007 with expectations that the global economy will continue to grow nicely. The other potential cause for concern at this stage of the credit cycle is deteriorating credit quality. Recent evidence indicates that U.S. consumer credit has weakened, but we believe that the situation is limited to the lower end of the credit spectrum. In addition, U.S. corporations remain flush with cash, giving us little reason to expect that a credit event will take place. Against this backdrop, we plan to avoid making stock selections on the direction of interest rates but will continue to favor companies that we believe can prosper in spite of a flat or inverted yield curve.

Portfolio Managers: Douglas Burtnick, CFA and Stuart Quint, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of

3

Gartmore GVIT Global Financial Services Fund

these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance

Gartmore GVIT Global Financial Services Fund
Average	Annual Total Return[1]

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	20.32%	15.19%	15.17%
Class II3	20.08%	14.93%	14.91%
Class III[4]	20.34%	15.22%	15.20%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 28, 2001.
3	These returns, until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003), are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class 111 shares of the Gartmore GVIT Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Global Financial Services Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Financial Services Fund
Class I	Actual		$1,000	$1,123.10	$6.85	1.28%
	Hypothetical	[1]	$1,000	$1,018.75	$6.53	1.28%
Class II	Actual		$1,000	$1,122.10	$8.18	1.53%
	Hypothetical	[1]	$1,000	$1,017.49	$7.81	1.53%
Class III	Actual		$1,000	$1,124.10	$6.59	1.23%
	Hypothetical	[1]	$1,000	$1,019.00	$6.28	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	Gartmore GVIT Global Financial Services Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	100.0%
Repurchase Agreements	2.2%
Other assets in excess of liabilities	-2.2%

100.0%

Top Holdings*
Goldman Sachs Group, Inc.	3.3%
BNP Paribas SA	2.9%
UniCredito Italiano SA	2.7%
Wachovia Corp.	2.7%
UBS AG	2.7%
Banco Bilbao Vizcaya Argentaria SA	2.7%
Bank of America Corp.	2.6%
Royal Bank of Scotland Group PLC	2.5%
HSBC Holdings PLC	2.3%
American International Group, Inc.	2.3%
Other	73.3%

100.0%

Top Industries
Banking	49.6%
Financial Services	26.6%
Insurance	13.1%
Real Estate Investment Trusts	6.4%
Real Estate	1.7%
Property Trust	1.2%
Commercial Services	1.0%
Transportation	0.4%

100.0%

Top Countries
United States	44.6%
United Kingdom	9.7%
Japan	8.2%
Switzerland	4.5%
Australia	4.0%
Greece	4.0%
Netherlands	3.3%
Spain	3.2%
Canada	3.0%
France	2.9%
Other	12.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (100.0%)
AUSTRALIA (4.0%)
Banking (2.8%)
Australia & New Zealand Banking Group Ltd. (c)	23,570	$522,978
Commonwealth Bank of Australia (c)	10,830	421,610

		944,588

Property Trust (1.2%)
Westfield Group, Inc. (c)	24,510	405,041

		1,349,629

BERMUDA (0.8%)
Insurance (0.8%)
XL Capital Ltd., Class A	3,800	273,676

CANADA (3.0%)
Banking (3.0%)
Royal Bank of Canada	14,520	691,191
Toronto-Dominion Bank	5,700	340,856

		1,032,047

CHILE (2.0%)
Banking (2.0%)
Banco Santander Chile SA ADR	14,200	683,872

CHINA (1.2%)
Banking (1.2%)
China Construction Bank, Class H (c)	665,000	422,985

FRANCE (2.9%)
Banking (2.9%)
BNP Paribas SA (c)	9,050	984,430

GERMANY (2.8%)
Banking (2.1%)
Commerzbank AG (c)	7,400	278,825
Deutsche Bank AG (c)	3,360	447,398

		726,223

Financial Services (0.7%)
Deutsche Boerse AG (c)	1,300	239,396

		965,619

GREECE (4.0%)
Banking (4.0%)
Alpha Bank AE (c)	18,970	571,874
National Bank of Greece SA (c)	17,020	780,590

		1,352,464

Shares or Principal Amount		Value

COMMON STOCKS (continued)
HONG KONG (0.7%)
Financial Services (0.7%)
Hang Lung Group Ltd. (c)	79,300	$240,708

IRELAND (2.4%)
Banking (2.0%)
Anglo Irish Bank Corp. PLC (c)	16,440	340,384
Bank of Ireland (c)	15,020	345,759

		686,143

Transportation (0.4%)
Genesis Lease Ltd. ADR (b)	6,150	144,525

		830,668

ITALY (2.7%)
Banking (2.7%)
UniCredito Italiano SpA (c)	105,024	917,994

JAPAN (8.2%)
Banking (2.2%)
Mitsubishi UFJ Financial Group, Inc. (c)	41	508,702
Sumitomo Mitsui Financial Group, Inc. (c)	22	225,276

		733,978

Financial Services (3.5%)
K.K. DaVinci Advisors (b) (c)	160	158,596
Mizuho Financial Group, Inc. (c)	54	385,229
Nomura Holdings, Inc.	14,400	271,687
ORIX Corp. (c)	1,400	406,040

		1,221,552

Insurance (0.8%)
Millea Holdings, Inc. (c)	7,200	255,044

Real Estate (1.7%)
Mitsubishi Estate Co. Ltd. (c)	11,000	284,269
Sumitomo Realty & Development Co. Ltd. (c)	9,000	288,570

		572,839

		2,783,413

NETHERLANDS (3.3%)
Commercial Services (1.0%)
AerCap Holdings NV (b)	14,590	338,196

Financial Services (1.5%)
Fortis NV (c)	11,930	507,654

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (continued)
Insurance (0.8%)
ING Groep NV (c)	6,460	$285,426

		1,131,276

SPAIN (3.2%)
Banking (2.7%)
Banco Bilbao Vizcaya Argentaria SA (c)	37,520	901,342

Financial Services (0.5%)
Bolsas y Mercados Espanoles (b) (c)	4,180	172,664

		1,074,006

SWITZERLAND (4.5%)
Financial Services (4.5%)
Credit Suisse Group (c)	8,900	620,694
UBS AG (c)	14,920	903,220

		1,523,914

UNITED KINGDOM (9.7%)
Banking (7.1%)
HBOS PLC (c)	34,360	759,473
HSBC Holdings PLC (c)	43,360	789,037
Royal Bank of Scotland Group PLC (c)	21,990	855,694

		2,404,204

Financial Services (0.7%)
New Star Asset Management Group Ltd. (c)	29,350	244,084

Real Estate Investment Trusts (1.9%)
British Land Co. PLC (c)	9,300	311,089
Land Securities Group PLC (c)	7,100	321,961

		633,050

		3,281,338

UNITED STATES (44.6%)
Banking (14.9%)
Bank of America Corp.	16,590	885,740
BB&T Corp.	7,700	338,261
First Midwest Bancorp, Inc.	4,250	164,390
First State Bancorp	8,160	201,960
Hudson City Bancorp, Inc.	27,980	388,362

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Banking (continued)
J.P. Morgan Chase & Co.	11,030	$532,749
Northern Trust Corp.	4,100	248,829
State Street Corp.	4,890	329,782
SunTrust Banks, Inc.	3,450	291,353
U.S. Bancorp	14,920	539,955
Wachovia Corp.	15,960	908,922
Westfield Financial, Inc.	6,380	67,245
Wintrust Financial Corp.	3,350	160,867

		5,058,415

Financial Services (14.5%)
Capital One Financial Corp.	3,300	253,506
Chicago Mercantile Exchange	650	331,338
Citigroup, Inc.	7,830	436,131
E*TRADE Financial Corp. (b)	18,490	414,546
Fannie Mae	6,450	383,066
Franklin Resources, Inc.	3,000	330,510
Goldman Sachs Group, Inc.	5,690	1,134,301
IntercontinentalExchange, Inc. (b)	4,920	530,867
Merrill Lynch & Co., Inc.	4,600	428,260
Moody’s Corp.	2,800	193,368
T. Rowe Price Group, Inc.	6,100	266,997
Wright Express Corp. (b)	6,900	215,073

		4,917,963

Insurance (10.7%)
American International Group, Inc.	10,940	783,960
Assurant, Inc.	5,600	309,400
HCC Insurance Holdings, Inc.	13,120	421,021
OneBeacon Insurance Group Ltd. (b)	11,870	332,360
Principal Financial Group, Inc.	3,800	223,060
Progressive Corp. (The)	9,000	217,980
Prudential Financial, Inc.	7,790	668,849
Security Capital Assurance Ltd.	12,870	358,172
St. Paul Travelers Cos., Inc. (The)	6,130	329,120

		3,643,922

Real Estate Investment Trusts (4.5%)
Boston Properties, Inc.	2,390	267,393
Health Care Property Investors, Inc.	10,000	368,200
iStar Financial, Inc.	8,000	382,560

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate Investment Trusts (continued)
ProLogis	5,580	$339,097
Simon Property Group, Inc.	1,720	174,219

		1,531,469

		15,151,769

Total Common Stocks		33,999,808

REPURCHASE AGREEMENTS (2.2%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $747,782, collateralized by U.S. Government Agency Mortgages with a market value of $762,297	$747,350	747,350

Total Repurchase Agreements		747,350

Total Investments (Cost $31,426,211) (a) — 102.2%		34,747,158
Liabilities in excess of other assets — (2.2)%		(748,295)

NET ASSETS — 100.0%		$33,998,863

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depository Receipt

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $30,678,861)	$33,999,808
Repurchase agreements, at cost and value	747,350

Total Investments	34,747,158

Cash	272,470
Interest and dividends receivable	47,286
Receivable for capital shares issued	10,661
Receivable for investments sold	629,309
Reclaims receivable	17,669
Prepaid expenses	180

Total Assets	35,724,733

Liabilities:
Foreign currencies payable to custodian, at value (cost $333,441)	334,265
Payable for investments purchased	1,128,795
Payable for capital shares redeemed	17,870
Accrued expenses and other payables:
Investment advisory fees	80,210
Fund administration and transfer agent fees	884
Distribution fees	391
Administrative servicing fees	4,170
Compliance program fees (Note 3)	331
Other	3,954

Total Liabilities	1,725,870

Net Assets	$33,998,863

Represented by:
Capital	$29,634,799
Accumulated net investment income (loss)	(20,372)
Accumulated net realized gains (losses) from investment and foreign currency transactions	1,064,331
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,320,105

Net Assets	$33,998,863

Net Assets:
Class I Shares	$8,024,387
Class II Shares	1,862,644
Class III Shares	24,111,832

Total	$33,998,863

Shares outstanding (unlimited number of shares authorized):
Class I Shares	605,467
Class II Shares	140,993
Class III Shares	1,818,321

Total	2,564,781

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$13.25
Class II Shares	$13.21
Class III Shares	$13.26

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$31,432
Dividend income (net of foreign withholding tax of $38,870)	822,866

Total Income	854,298

Expenses:
Investment advisory fees	299,637
Fund administration and transfer agent fees	34,565
Distribution fees Class II Shares	4,430
Administrative servicing fees Class I Shares	10,969
Administrative servicing fees Class II Shares	2,748
Administrative servicing fees Class III Shares	29,736
Trustee fees	1,327
Compliance program fees (Note 3)	673
Other	24,473

Total expenses before earnings credit	408,558
Earnings credit (Note 6)	(64)

Net Expenses	408,494

Net Investment Income (Loss)	445,804

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	5,090,112
Net realized gains (losses) on foreign currency transactions	(25,762)

Net realized gains (losses) on investment and foreign currency transactions	5,064,350
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	518,206

Net realized/unrealized gains (losses) on investments and foreign currencies	5,582,556

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,028,360

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$445,804	$284,157
Net realized gains (losses) on investment and foreign currency transactions	5,064,350	2,410,937
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	518,206	(500,989)

Change in net assets resulting from operations	6,028,360	2,194,105

Distributions to Class I shareholders from:
Net investment income	(134,195)	(74,845)
Net realized gains on investments	(908,968)	(493,113)
Distributions to Class II shareholders from:
Net investment income	(28,911)	(29,857)
Net realized gains on investments	(213,065)	(161,050)
Distributions to Class III shareholders from:
Net investment income	(462,900)	(323,915)
Net realized gains on investments	(2,771,293)	(1,878,073)

Change in net assets from shareholder distributions	(4,519,332)	(2,960,853)

Change in net assets from capital transactions	3,647,235	4,086,038

Change in net assets	5,156,263	3,319,290
Net Assets:
Beginning of period	28,842,600	25,523,310

End of period	$33,998,863	$28,842,600

Accumulated net investment income (loss) at end of period	$(20,372)	$(95,276)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,894,000	$3,305,266
Dividends reinvested	1,043,161	567,957
Cost of shares redeemed (a)	(1,917,754)	(1,906,576)

	2,019,407	1,966,647

Class II Shares
Proceeds from shares issued	—	196
Dividends reinvested	241,976	190,907
Cost of shares redeemed (a)	(143,311)	(361,011)

	98,665	(169,908)

Class III Shares
Proceeds from shares issued	13,305,459	8,227,215
Dividends reinvested	3,234,190	2,201,984
Cost of shares redeemed (a)	(15,010,486)	(8,139,900)

	1,529,163	2,289,299

Change in net assets from capital transactions	$3,647,235	$4,086,038

(a)	Amount includes redemption fees, if any.

12

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	209,879	252,815
Reinvested	78,524	45,191
Redeemed	(140,963)	(152,719)

	147,440	145,287

Class II Shares
Issued	—	— (b)
Reinvested	18,268	15,326
Redeemed	(10,703)	(28,739)

	7,565	(13,413)

Class III Shares
Issued	982,604	635,243
Reinvested	243,265	175,497
Redeemed	(1,093,848)	(655,199)

	132,021	155,541

Total change in shares	287,026	287,415

(b)	Amount is less than 1 share.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Financial Services Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Period Ended December 31, 2002(b)	$10.23	—	(1.27)	(1.27)	(0.01)	—	(0.01)	0.01	$8.96	(12.26%	)(d)	$218	1.37%	(e)	0.30%	(e)	211.21%
Year Ended December 31, 2003	$8.96	0.10	3.58	3.68	(0.05)	(1.21)	(1.26)	0.01	$11.39	41.45%		$3,121	1.27%		1.47%		261.68%
Year Ended December 31, 2004	$11.39	0.17	2.19	2.36	(0.17)	(0.77)	(0.94)	0.01	$12.82	20.99%		$4,011	1.27%		1.19%		127.69%
Year Ended December 31, 2005	$12.82	0.19	1.18	1.37	(0.25)	(1.28)	(1.53)	—	$12.66	11.15%		$5,799	1.34%		1.24%		217.57%
Year Ended December 31, 2006	$12.66	0.20	2.34	2.54	(0.26)	(1.69)	(1.95)	—	$13.25	20.32%		$8,024	1.24%		1.32%		236.59%

Class II Shares
Period Ended December 31, 2003(c)	$8.46	0.04	4.11	4.15	(0.04)	(1.21)	(1.25)	0.01	$11.37	49.51%	(d)	$913	1.51%	(e)	1.20%	(e)	261.68%
Year Ended December 31, 2004	$11.37	0.11	2.22	2.33	(0.14)	(0.77)	(0.91)	0.01	$12.80	20.76%		$1,879	1.52%		1.00%		127.69%
Year Ended December 31, 2005	$12.80	0.14	1.18	1.32	(0.22)	(1.28)	(1.50)	—	$12.62	10.79%		$1,685	1.59%		1.08%		217.57%
Year Ended December 31, 2006	$12.62	0.15	2.35	2.50	(0.22)	(1.69)	(1.91)	—	$13.21	20.08%		$1,863	1.49%		1.08%		236.59%

Class III Shares
Year Ended December 31, 2002	$10.13	0.04	(1.21)	(1.17)	(0.01)	—	(0.01)	0.01	$8.96	(11.41%	)	$6,009	1.31%		0.66%		211.21%
Year Ended December 31, 2003	$8.96	0.13	3.55	3.68	(0.05)	(1.21)	(1.26)	0.01	$11.39	41.46%		$11,634	1.22%		1.57%		261.68%
Year Ended December 31, 2004	$11.39	0.14	2.23	2.37	(0.17)	(0.77)	(0.94)	0.01	$12.83	21.13%		$19,634	1.24%		1.28%		127.69%
Year Ended December 31, 2005	$12.83	0.20	1.17	1.37	(0.25)	(1.28)	(1.53)	—	$12.67	11.17%		$21,359	1.29%		1.36%		217.57%
Year Ended December 31, 2006	$12.67	0.19	2.35	2.54	(0.26)	(1.69)	(1.95)	—	$13.26	20.34%		$24,112	1.20%		1.36%		236.59%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(c)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d)	Not annualized.

(e)	Annualized.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Global Financial Services Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2006.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

the mutual company’s policyholders. In addition, NWD Management & Research Trust provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Beginning September 29, 2006, Gartmore Global Partners is no longer affiliated with the adviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NWD Management & Research Trust an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NWD Management & Research Trust and the subadviser is as follows for the year ended December 31, 2006:

Base Management Fee	Total Fees
Up to $500 million	0.90%
$500 million up to $2 billion	0.85%
$2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreement, NWD Management & Research Trust paid the subadviser $149,818 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI World Financials Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $37,953 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such cost amounted to $673.

For the year ended December 31, 2006, the advisers or affiliates of the advisers directly held 18% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $11,187.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $78,095,587 and sales of $78,156,471.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$3,013,348	$1,505,984	$4,519,332	$—	$4,519,332
2005	1,814,444	1,146,409	2,960,853	—	2,960,853

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$659,663	$455,369	$1,115,032	$—	$(23,491)	$3,272,523	$4,364,064

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,473,793	$3,445,241	$(171,876)	$3,273,365

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $23,491.

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

22

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Financial Services Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

23

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended December 31, 2006, the Fund paid 4% of qualified dividend income.

For the taxable year ended December 31, 2006, the Fund paid 9% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $1,505,984 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $ 0.02 per share of foreign source income.

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Gartmore GVIT Global Utilities Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GGU (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Global Utilities Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Global Utilities Fund (Class I at NAV) returned 37.56% versus 34.65% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 34 funds as of Dec. 31, 2006) was 27.55%.

Global equities enjoyed strong performance in 2006 as a healthy appetite for risk along with good liquidity propelled U.S., European and most Asian markets to double-digit gains and a recovery from the second-quarter slump, which was driven by fears about inflation and the strength of economic growth. Strong corporate earnings growth and robust merger-and-acquisition activity fueled the upturn in global markets. The outlook for U.S. interest rates also provided support from August onward, when the Federal Reserve Board’s Federal Open Market Committee finally called a halt to its nearly two-year-long cycle of raising rates; the federal funds rate remained on hold at 5.25% for the rest of the year. Easing inflationary pressures, along with a sharp slowdown in the manufacturing sector and the housing market, prompted speculation that U.S. interest rates could fall in 2007. Meanwhile, oil prices dominated headlines throughout 2006, reaching a peak of about $78 in July before declining sharply during August and September.

Strong stock selection — particularly in France, the United States and the United Kingdom — proved to be the main driver of Fund performance during the reporting period. An overweight versus the Fund’s benchmark in U.S. telecommunications group BellSouth Corp. was among the most successful positions in the Fund. BellSouth’s planned merger with its counterpart AT&T Inc. drove the share price higher. An overweight position in France Telecom SA added further value to the Fund; the company benefited from positive management guidance and analysts’ upgrades. The Fund’s shares in U.K.-based electricity generating firm International Power plc — representing a notable overweight in the portfolio versus the blended benchmark — outperformed on strong earnings growth, supported by high electricity prices.

Our overall underweight in the telecommunications sector detracted from Fund performance. The sector rebounded during the final quarter of 2006 after having underperformed earlier in the year. In terms of individual stocks, Fund holding KDDI Corp., Japan’s second-largest phone company, detracted from performance. The stock was a relative laggard during the second half of the year, slumping on concerns that increased customer costs would negatively impact subscriber numbers.

The Fund has been consistently overweight in the utilities sector during the past three years due to strong fundamentals and attractive valuations. The Fund, however, recently shifted assets and adopted an overweight position in the telecom sector, for a variety of reasons. Falling commodity prices are precipitating cuts in profit forecasts at utilities, and electricity prices in Europe also are falling — developments that could squeeze margins at power companies. Meanwhile, earnings growth estimates at telecom companies are being revised upward due to an improvement in the European competitive environment. Telecom stocks, having significantly lagged utilities during the past three years, also are now more attractively valued than utilities at the sector level. Furthermore, telecom stocks overall offer a higher dividend yield than utilities.

Portfolio Manager: Gartmore Global Partners — Ben Walker

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an

3

Gartmore GVIT Global Utilities Fund

investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholder, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance

Gartmore GVIT Global Utilities Fund

Average	Annual Total Return[1]

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	37.56%	12.12%	12.10%
Class II3	37.33%	11.92%	11.90%
Class III[4]	37.59%	12.18%	12.16%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 28, 2001.
3	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Global Utilities Fund, Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM (MSCI World Telecommunication Services )(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), the Gartmore GVIT Global Utilities Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI World Telecommunication Services is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.
(b)	MSCI World Utilities is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.
(c)	The Composite is a combination of MSCI World Telecommunication Services (60%) and MSCI World Utilities (40%).
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT Global Utilities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Utilities Fund
Class I	Actual		$1,000.00	$1,233.20	$5.69	1.01%
	Hypothetical	[1]	$1,000.00	$1,020.11	$5.16	1.01%
Class II	Actual		$1,000.00	$1,232.80	$7.20	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.53	1.28%
Class III	Actual		$1,000.00	$1,233.60	$5.74	1.02%
	Hypothetical	[1]	$1,000.00	$1,020.06	$5.21	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006

Gartmore GVIT Global Utilities Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	99.5%
Repurchase Agreements	0.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Holdings*
Vodafone Group Plc	8.6%
AT&T Inc.	7.0%
Telefonica SA	6.2%
Verizon Communications, Inc.	5.4%
BellSouth Corp.	5.1%
France Telecom SA	3.3%
E. ON AG	3.3%
National Grid Plc	2.3%
Centrica Plc	2.0%
Sprint Nextel Corp.	1.9%
Other	54.9%

100.0%

Top Industries
Telecommunications	53.9%
Electric Utility	19.2%
Gas & Electric Utility	18.6%
Water Utility	6.4%
Building & Construction	0.5%
Oil & Gas Utility	0.4%
Gas Utility	0.4%
Oil & Gas	0.1%
Other	0.5%

100.0%

Top Ten Countries
United States	36.8%
United Kingdom	22.2%
Spain	9.7%
Japan	6.7%
France	5.6%
Germany	5.4%
Italy	4.3%
Norway	1.8%
Greece	1.6%
Hong Kong	1.1%
Other	4.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

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Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (99.5%)
AUSTRIA (0.6%)
Telecommunications (0.6%)
Telekom Austria AG (c)	14,580	$389,277

BELGIUM (0.9%)
Electric Utility (0.2%)
Elia System Operator SA (c)	2,660	105,001

Telecommunications (0.7%)
Mobistar SA (c)	6,000	511,126

		616,127

FINLAND (0.7%)
Oil & Gas Utility (0.4%)
Fortum Oyj (c)	10,445	296,611

Telecommunications (0.3%)
Elisa Corp. Oyj, Class A (c)	7,780	212,715

		509,326

FRANCE (5.6%)
Building & Construction (0.5%)
Bouygues SA (c)	4,890	313,055

Telecommunications (3.3%)
France Telecom SA (c)	83,362	2,299,725

Water Utility (1.8%)
Suez SA (c)	24,650	1,273,865

		3,886,645

GERMANY (5.4%)
Gas & Electric Utility (4.7%)
E. ON AG (c)	16,750	2,271,871
RWE AG (c)	8,972	983,380

		3,255,251

Telecommunications (0.7%)
Deutsche Telekom AG (c)	27,027	492,939

		3,748,190

GREECE (1.6%)
Telecommunications (1.6%)
Cosmote Mobile Telecommunications SA (c)	25,440	750,658
Hellenic Telecommunications Organization SA (b) (c)	11,411	341,347

		1,092,005

Shares or Principal Amount		Value

COMMON STOCKS (continued)
HONG KONG (1.1%)
Electric Utility (1.1%)
CLP Holdings Ltd. (c)	12,000	$88,583
Huaneng Power International, Inc. ADR	19,360	695,605

		784,188

ITALY (4.3%)
Electric Utility (1.4%)
Enel SpA (c)	92,120	949,328

Oil & Gas (0.1%)
Snam Rete Gas SpA (c)	14,485	82,062

Telecommunications (2.8%)
Telecom Italia SpA (c)	419,148	1,262,670
Telecom Italia SpA RISP (c)	270,810	685,728

		1,948,398

		2,979,788

JAPAN (6.7%)
Electric Utility (1.8%)
Chubu Electric Power Co., Inc. (c)	9,400	280,912
Kansai Electric Power Co., Inc. (c)	7,400	199,233
Kyushu Electric Power Co., Inc. (c)	5,900	155,609
Tohoku Electric Power Co., Inc. (c)	5,400	134,992
Tokyo Electric Power Co., Inc. (c)	15,100	487,887

		1,258,633

Gas Utility (0.4%)
Osaka Gas Co. Ltd. (c)	33,000	122,672
Tokyo Gas Co. Ltd. (c)	25,000	132,754

		255,426

Telecommunications (4.5%)
KDDI Corp. (c)	155	1,052,369
Nippon Telegraph & Telephone Corp. (c)	200	986,422
NTT DoCoMo, Inc. (c)	671	1,061,877

		3,100,668

		4,614,727

MEXICO (0.8%)
Telecommunications (0.8%)
America Movil SA de CV ADR	12,450	562,989

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (0.8%)
Telecommunications (0.8%)
Koninklijke KPN NV (c)	38,240	$542,705

NORWAY (1.8%)
Telecommunications (1.8%)
Telenor ASA (c)	68,270	1,279,940

PORTUGAL (0.5%)
Electric Utility (0.5%)
EDP — Energias de Portugal SA (c)	64,970	329,204

SPAIN (9.7%)
Electric Utility (1.9%)
Iberdrola SA (c)	19,400	845,641
Red Electrica de Espana (c)	10,620	454,658

		1,300,299

Gas & Electric Utility (1.6%)
Endesa SA	20,330	961,451
Union Fenosa SA (c)	3,477	171,752

		1,133,203

Telecommunications (6.2%)
Telefonica SA (c)	201,130	4,269,679

		6,703,181

UNITED KINGDOM (22.2%)
Electric Utility (3.8%)
International Power Plc (c)	133,050	990,853
Scottish & Southern Energy Plc (c)	27,092	822,631
Scottish Power Plc (c)	54,532	797,292

		2,610,776

Gas & Electric Utility (4.3%)
Centrica Plc (c)	200,120	1,384,652
National Grid Plc (c)	108,445	1,569,345

		2,953,997

Telecommunications (9.5%)
BT Group Plc (c)	57,810	341,496
Cable & Wireless Plc (c)	111,320	342,429
Vodafone Group Plc (c)	2,140,000	5,909,162

		6,593,087

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Water Utility (4.6%)
Kelda Group Plc (c)	24,830	$448,897
Northumbrian Water Group Plc (c)	130,218	776,673
Pennon Group Plc (c)	69,810	777,799
Severn Trent Water Plc (c)	18,087	520,251
United Utilities Plc (c)	42,750	652,036

		3,175,656

		15,333,516

UNITED STATES (36.8%)
Electric Utility (8.5%)
AES Corp. (b)	25,510	562,240
Dominion Resources, Inc.	6,410	537,414
DPL, Inc.	21,430	595,325
Duke Energy Corp.	19,920	661,543
Edison International	18,826	856,206
Entergy Corp.	10,280	949,051
FPL Group, Inc.	10,510	571,954
PPL Corp.	30,994	1,110,826

		5,844,559

Gas & Electric Utility (8.0%)
Centerpoint Energy, Inc.	35,840	594,227
Exelon Corp.	18,335	1,134,753
FirstEnergy Corp.	13,360	804,406
Nstar	6,900	237,084
PG&E Corp.	9,470	448,215
Progress Energy, Inc.	8,710	427,487
Sempra Energy	7,810	437,126
TXU Corp.	9,060	491,143
Wisconsin Energy Corp.	10,690	507,347
Xcel Energy, Inc.	19,120	440,907

		5,522,695

Telecommunications (20.3%)
ALLTEL Corp.	9,310	563,069
AT&T Inc.	135,993	4,861,750
BellSouth Corp.	74,624	3,515,537
Sprint Nextel Corp.	71,281	1,346,498
Verizon Communications, Inc.	100,910	3,757,887

		14,044,741

		25,411,995

Total Common Stocks		68,783,803

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value
REPURCHASE AGREEMENTS (0.1%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $35,603, collateralized by U.S. Government Agency Mortgages with a market value of $36,295	$35,583	$35,583

Total Repurchase Agreements		35,583

Total Investments (Cost $56,872,790) (a) — 99.6%		68,819,386
Other assets in excess of liabilities — 0.4%		287,515

NET ASSETS — 100.0%		$69,106,901

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) on securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depository Receipt

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $56,837,207)	$68,783,803
Repurchase agreements, at cost and value	35,583

Total Investments	68,819,386

Foreign currency, at value (cost $110)	108
Interest and dividends receivable	225,287
Receivable for capital shares issued	43,982
Receivable for investments sold	164,704
Unrealized appreciation on spot contracts	256
Reclaims receivable	20,325
Prepaid expenses	190

Total Assets	69,274,238

Liabilities:
Payable for capital shares redeemed	29,682
Accrued expenses and other payables:
Investment advisory fees	116,953
Fund administration and transfer agent fees	3,488
Distribution fees	222
Administrative servicing fees	8,811
Compliance program fees (Note 3)	565
Other	7,616

Total Liabilities	167,337

Net Assets	$69,106,901

Represented by:
Capital	$56,340,092
Accumulated net investment income (loss)	2,152
Accumulated net realized gains (losses) from investment and foreign currency transactions	814,878
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	11,949,779

Net Assets	$69,106,901

Net Assets:
Class I Shares	$8,488,691
Class II Shares	1,052,915
Class III Shares	59,565,295

Total	$69,106,901

Shares outstanding (unlimited number of shares authorized):
Class I Shares	661,518
Class II Shares	81,785
Class III Shares	4,628,041

Total	5,371,344

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class I Shares	$12.83
Class II Shares	$12.87
Class III Shares	$12.87

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$41,988
Dividend income (net of foreign withholding tax of $125,435)	1,792,115

Total Income	1,834,103

Expenses:
Investment advisory fees	335,503
Fund administration and transfer agent fees	44,788
Distribution fees Class II Shares	2,404
Administrative servicing fees Class I Shares	9,511
Administrative servicing fees Class II Shares	1,545
Administrative servicing fees Class III Shares	58,800
Trustee fees	1,589
Compliance program fees (Note 3)	1,036
Other	33,841

Net Expenses	489,017

Net Investment Income (Loss)	1,345,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	4,526,433
Net realized gains (losses) on foreign currency transactions	(427)

Net realized gains (losses) on investment and foreign currency transactions	4,526,006
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,852,034

Net realized/unrealized gains (losses) on investments and foreign currencies	15,378,040

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,723,126

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$1,345,086	$829,339
Net realized gains (losses) on investment and foreign currency transactions	4,526,006	4,465,246
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,852,034	(2,671,779)

Change in net assets resulting from operations	16,723,126	2,622,806

Distributions to Class I shareholders from:
Net investment income	(158,945)	(107,515)
Net realized gains on investments	(455,111)	(666,112)
Distributions to Class II shareholders from:
Net investment income	(21,607)	(16,842)
Net realized gains on investments	(59,551)	(127,171)
Distributions to Class III shareholders from:
Net investment income	(1,161,213)	(767,979)
Net realized gains on investments	(3,210,811)	(4,867,573)

Change in net assets from shareholder distributions	(5,067,238)	(6,553,192)

Change in net assets from capital transactions	18,035,902	6,120,037

Change in net assets	29,691,790	2,189,651
Net Assets:
Beginning of period	39,415,111	37,225,460

End of period	$69,106,901	$39,415,111

Accumulated net investment income (loss) at end of period	$2,152	$(742)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,637,169	$4,005,419
Dividends reinvested	614,055	773,626
Cost of shares redeemed (a)	(7,927,049)	(4,396,497)

	2,324,175	382,548

Class II Shares
Proceeds from shares issued	—	181
Dividends reinvested	81,158	144,013
Cost of shares redeemed (a)	(155,233)	(225,117)

	(74,075)	(80,923)

Class III Shares
Proceeds from shares issued	21,209,217	14,946,239
Dividends reinvested	4,372,018	5,635,550
Cost of shares redeemed (a)	(9,795,433)	(14,763,377)

	15,785,802	5,818,412

Change in net assets from capital transactions	$18,035,902	$6,120,037

(a)	Amount includes redemption fees, if any.

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Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	782,111	350,987
Reinvested	49,060	73,715
Redeemed	(623,869)	(386,185)

	207,302	38,517

Class II Shares
Issued	—	— (b)
Reinvested	6,542	13,719
Redeemed	(13,516)	(19,667)

	(6,974)	(5,948)

Class III Shares
Issued	1,815,201	1,305,948
Reinvested	349,318	535,608
Redeemed	(874,332)	(1,294,226)

	1,290,187	547,330

Total change in shares	1,490,515	579,899

(b)	Amount is less than 1 share.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Utilities Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002(c)	$8.38	0.08	(0.96)	(0.88)	(0.09)	—	(0.09)	0.01	$7.42	(10.36%	)(e)	$169	1.20%	(f)	1.83%	(f)	(g	)	(g	)	153.83%
Year Ended December 31, 2003	$7.42	0.06	1.71	1.77	(0.04)	—	(0.04)	0.01	$9.16	24.05%		$1,104	1.11%		1.28%		(g	)	(g	)	116.62%
Year Ended December 31, 2004	$9.16	0.13	2.60	2.73	(0.13)	(0.50)	(0.63)	—	$11.26	29.97%		$4,679	1.08%		1.78%		(g	)	(g	)	358.63%
Year Ended December 31, 2005	$11.26	0.22	0.48	0.70	(0.24)	(1.59)	(1.83)	—	$10.13	6.39%		$4,602	1.12%		1.92%		(g	)	(g	)	234.81%
Year Ended December 31, 2006	$10.13	0.32	3.44	3.76	(0.30)	(0.76)	(1.06)	—	$12.83	37.56%		$8,489	1.03%		2.87%		(g	)	(g	)	83.69%

Class II Shares
Period Ended December 31, 2003(d)	$7.08	0.03	2.09	2.12	(0.03)	—	(0.03)	0.01	$9.18	30.16%	(e)	$1,092	1.36%	(f)	0.76%	(f)	(g	)	(g	)	116.62%
Year Ended December 31, 2004	$9.18	0.18	2.53	2.71	(0.11)	(0.50)	(0.61)	—	$11.28	29.56%		$1,069	1.33%		1.58%		(g	)	(g	)	358.63%
Year Ended December 31, 2005	$11.28	0.20	0.48	0.68	(0.21)	(1.59)	(1.80)	—	$10.16	6.19%		$902	1.37%		1.68%		(g	)	(g	)	234.81%
Year Ended December 31, 2006	$10.16	0.32	3.42	3.74	(0.27)	(0.76)	(1.03)	—	$12.87	37.33%		$1,053	1.28%		2.70%		(g	)	(g	)	83.69%

Class III Shares
Year Ended December 31, 2002	$10.01	0.12	(2.62)	(2.50)	(0.09)	—	(0.09)	0.01	$7.43	(24.85%	)	$3,571	1.10%		1.79%		1.11%		1.78%		153.83%
Year Ended December 31, 2003	$7.43	0.10	1.68	1.78	(0.04)	—	(0.04)	0.01	$9.18	24.17%		$7,054	1.04%		1.39%		(g	)	(g	)	116.62%
Year Ended December 31, 2004	$9.18	0.14	2.60	2.74	(0.14)	(0.50)	(0.64)	—	$11.28	29.95%		$31,478	1.05%		1.73%		(g	)	(g	)	358.63%
Year Ended December 31, 2005	$11.28	0.22	0.49	0.71	(0.24)	(1.59)	(1.83)	—	$10.16	6.48%		$33,911	1.10%		1.96%		(g	)	(g	)	234.81%
Year Ended December 31, 2006	$10.16	0.30	3.47	3.77	(0.30)	(0.76)	(1.06)	—	$12.87	37.59%		$59,565	1.01%		2.80%		(g	)	(g	)	83.69%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT Global Utilities Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,”

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2006.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, NWD Management & Research Trust provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Beginning September 29, 2006, Gartmore Global Partners is no longer affiliated with the adviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NWD Management & Research Trust an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NWD Management & Research Trust and the subadviser is as follows for the year ended December 31, 2006:

Base Management Fee	Total Fees
Up to $500 million	0.70%
$500 million up to $2 billion	0.65%
Over $2 billion	0.60%

From such fees, pursuant to the subadvisory agreement, NWD Management & Research Trust paid the subadviser $167,751 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Global Utilities Composite Index, which is comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $57,161 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $1,036.

For the year ended December 31, 2006, the advisers or affiliates of the advisers directly held 8% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $6,307.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $53,961,393 and sales of $39,938,535.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$3,826,170	$1,241,068	$5,067,238	$—	$5,067,238
2005	6,518,033	35,159	6,553,192	—	6,553,192

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$333,592	$662,309	$995,901	$—	$(3,797)	$11,774,705	$12,766,809

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$57,047,608	$11,908,245	$(136,467)	$11,771,778

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $3,797.

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Utilities Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 12% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $1,241,068 as long term capital gain distributions for the maximum 15% income tax rate.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.02 per share of foreign source income.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Gartmore GVIT U.S. Growth Leaders Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GUSGL (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT U.S. Growth Leaders Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT U.S. Growth Leaders Fund (Class I at NAV) registered -0.29% versus 15.79% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 156 funds as of Dec. 31, 2006) was 7.68%.

The stock market moved in fits and starts in 2006. Stock prices drifted higher from January through April, as good news about the economy and corporate earnings was countered by rising interest rates and surging crude oil prices. The Federal Reserve Board’s Federal Open Market Committee (FOMC) approved an interest-rate hike at its May 10 meeting, fueling investor concerns that rates might increase more than expected due to inflationary pressures; as a result, the market fell sharply. During the summer, however, inflation eased a bit and the economy showed clear signs of slowing, which allowed the Federal Reserve to hold rates steady after the FOMC’s June rate increase. Moreover, July marked the peak in the crude oil rally, and prices subsequently declined to about $60 per barrel, well below the top price of about $78. Stocks built up a full head of steam, rallying with few pauses from mid-July through the end of the year. All benchmark sectors posted gains, and all but two sectors — health care and information technology — delivered double-digit returns.

Investors displayed a marked preference for the value side of the market, which limited returns in the growth segment. This preference was evident in the robust returns enjoyed by the Index’s best-performing sectors — utilities and telecommunications services, both of which recorded gains of more than 20% — and in the muted results of the technology sector. In technology, the Fund’s average weighting was more than double that of the benchmark, and many of the Fund’s holdings fared poorly during the mid-May to mid-July market correction. In addition, the Fund’s performance was particularly hurt by stock selection in information technology, energy and health care. The Fund owned a number of stocks that were hurt by the stock options backdating news. F5 Networks, Inc.; McAfee, Inc.; and Marvell Technology Group Ltd. were prominent among the firms painted with the option accounting brush. Since we use stop-loss orders to manage the Fund’s downside risk, many positions were sold at what, in retrospect, were disadvantageous prices. In addition, technology positions in Citrix Systems, Inc. and Red Hat, Inc. detracted from Fund performance due to negative earnings results.

Conversely, Fund performance was aided by stock selection in materials and industrials. In addition, a few of the Fund’s technology holdings contributed positively to performance, including Broadcom Corp., NVIDIA Corp., Cognizant Technology Solutions Corp. and Juniper Networks, Inc. Our positioning in Broadcom proved particularly timely; we rode rallies in the stock twice when prospects looked good and later completely sold the stock to garner gains before the price declined, thereby far exceeding Broadcom’s essentially flat performance for the year overall. In materials, nickel-mining stock Inco Ltd. boosted the Fund’s results, aided by a favorable buyout offer. In industrials, The Boeing Co. was a standout Fund holding; the firm gained market share against its major rival, Airbus S.A.S., amid strong demand for commercial aircraft.

As we look ahead, we believe that growth stocks could fare better in 2007, especially in the technology sector. Price-to-earnings multiples across most sectors have compressed steadily during the past six years or so, as earnings growth has outpaced advances in stock prices. In particular, technology spending has been muted during the current economic recovery, and we believe that as companies search for sources of long-term growth, these companies will see investments in technology as essential to that effort. We will seek to position the Fund to benefit from these potential trends.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect

3

Gartmore GVIT U.S. Growth Leaders Fund

any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance

Gartmore GVIT U.S. Growth Leaders Fund
Average	Annual Total Return[1]

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I3	-0.29%	7.79%	7.79%
Class II3	-0.50%	7.59%	7.59%
Class III[4]	-0.29%	7.89%	7.89%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 31, 2001.
3	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class 111 shares of the Gartmore GVIT U.S. Growth Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT U.S. Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT U.S. Growth Leaders Fund
Class I	Actual		$1,000	$1,037.30	$6.16	1.20%
	Hypothetical	[1]	$1,000	$1,019.15	$6.13	1.20%
Class II	Actual		$1,000	$1,037.20	$7.39	1.44%
	Hypothetical	[1]	$1,000	$1,017.94	$7.35	1.44%
Class III	Actual		$1,000	$1,038.00	$6.16	1.20%
	Hypothetical	[1]	$1,000	$1,019.15	$6.13	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006

Gartmore GVIT U.S. Growth Leaders Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.5%
Repurchase Agreements	2.8%
Other Investments*	4.6%
Liabilities in excess of other assets**	-4.9%

100.0%

Top Holdings***
Cisco Systems, Inc.	5.0%
Starwood Hotels & Resorts Worldwide, Inc.	4.8%
Gilead Sciences, Inc.	4.2%
Goldman Sachs Group, Inc.	3.9%
Corning, Inc.	3.7%
Boeing Co. (The)	3.7%
Comcast Corp., Class A	3.5%
Wyeth	3.4%
Seagate Technology	3.3%
NVIDIA Corp.	3.2%
Other	61.3%

100.0%

Top Industries
Financial Services	14.3%
Computer Software & Services	10.2%
Computer Hardware & Peripherals	9.5%
Pharmaceuticals	7.6%
Oil & Gas	6.7%
Aerospace & Defense	5.8%
Semiconductors	5.6%
Manufacturing	5.4%
Hotels & Motels	4.8%
Retail	4.6%
Other	25.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (97.5%)
Aerospace & Defense (5.8%)
Boeing Co. (The)	25,130	$2,232,549
Spirit AeroSystems Holdings, Inc., Class A (b)	38,860	1,300,644

		3,533,193

Chemicals (2.5%)
Monsanto Co.	29,300	1,539,129

Computer Hardware & Peripherals (9.5%)
Hewlett-Packard Co.	46,740	1,925,221
Seagate Technology	75,210	1,993,065
Sun Microsystems, Inc. (b)	342,410	1,855,862

		5,774,148

Computer Software & Services (10.2%)
CheckFree Corp. (b) (c)	40,400	1,622,464
Cisco Systems, Inc. (b)	111,680	3,052,215
Hyperion Solutions Corp. (b)	41,720	1,499,417

		6,174,096

Electronics (3.0%)
Emerson Electric Co.	40,940	1,804,226

Financial Services (14.2%)
E*TRADE Financial Corp. (b)	67,360	1,510,211
Franklin Resources, Inc.	13,800	1,520,346
Goldman Sachs Group, Inc.	11,800	2,352,330
IntercontinentalExchange, Inc. (b)	16,100	1,737,190
Wachovia Corp.	26,460	1,506,897

		8,626,974

Hotels & Motels (4.8%)
Starwood Hotels & Resorts Worldwide, Inc.	46,210	2,888,125

Instruments (1.6%)
Thermo Fisher Scientific, Inc. (b)	20,760	940,220

Insurance (3.0%)
Prudential Financial, Inc.	21,150	1,815,939

Manufacturing (5.4%)
Precision Castparts Corp.	23,040	1,803,571
WMS Industries, Inc. (b) (c)	41,300	1,439,718

		3,243,289

Medical (2.8%)
WellPoint, Inc. (b)	21,680	1,705,999

Medical Products (3.0%)
Baxter International, Inc.	39,220	1,819,416

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Multimedia (3.5%)
Comcast Corp., Class A (b)	50,200	$2,124,966

Oil & Gas (6.7%)
National-Oilwell Varco, Inc. (b)	14,680	898,122
Noble Corp.	19,370	1,475,026
XTO Energy, Inc.	35,150	1,653,807

		4,026,955

Pharmaceuticals (7.6%)
Gilead Sciences, Inc. (b)	38,740	2,515,388
Wyeth	40,630	2,068,880

		4,584,268

Retail (4.6%)
Abercrombie & Fitch Co., Class A	21,950	1,528,379
Best Buy Co., Inc.	24,900	1,224,831

		2,753,210

Semiconductors (5.6%)
MEMC Electronic Materials, Inc. (b)	37,500	1,467,750
NVIDIA Corp. (b)	52,240	1,933,402

		3,401,152

Telecom Equipment (3.7%)
Corning, Inc. (b)	119,440	2,234,722

Total Common Stocks		58,990,027

REPURCHASE AGREEMENTS (2.8%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $1,715,691, collateralized by U.S. Government Agency Mortgages with a market value of $1,748,994	$1,714,700	1,714,700

Total Repurchase Agreements		1,714,700

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (4.6%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $2,446,439, collateralized by U.S. Government Agency Mortgages with a market value of $2,493,893	$2,444,993	$2,444,993
Bavaria TRR Corp. Commercial Paper, 5.40%, 01/24/07	298,745	298,745

Total Short-Term Securities Held as Collateral for Securities on Loan		2,743,738

Total Investments (Cost $60,513,778) (a) — 104.9%		63,448,465
Liabilities in excess of other assets — (4.9)%		(2,948,259)

NET ASSETS — 100.0%		$60,500,206

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2006.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $56,354,085)*	$59,288,772
Repurchase agreements, at cost and value	4,159,693

Total Investments	63,448,465

Interest and dividends receivable	68,790
Receivable for capital shares issued	135,221
Receivable for investments sold	2,164,532
Prepaid expenses	246

Total Assets	65,817,254

Liabilities:
Payable for investments purchased	2,309,332
Payable for capital shares redeemed	77,490
Payable upon return of securities loaned	2,743,738
Accrued expenses and other payables:
Investment advisory fees	161,257
Fund administration and transfer agent fees	2,544
Distribution fees	4,251
Administrative servicing fees	7,977
Compliance program fees (Note 3)	589
Other	9,870

Total Liabilities	5,317,048

Net Assets	$60,500,206

Represented by:
Capital	$58,037,834
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investments	(472,316)
Net unrealized appreciation (depreciation) on investments	2,934,688

Net Assets	$60,500,206

Net Assets:
Class I Shares	$11,509,519
Class II Shares	19,776,880
Class III Shares	29,193,807

Total	$60,480,206

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,093,519
Class II Shares	1,885,477
Class III Shares	2,752,569

Total	5,731,565

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$10.53
Class II Shares	$10.49
Class III Shares	$10.61

*	Includes value of securities on loan of $2,675,973.

**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$94,962
Dividend income	448,634
Income from securities lending	5,135

Total Income	548,731

Expenses:
Investment advisory fees	627,632
Fund administration and transfer agent fees	45,755
Distribution fees Class II Shares	52,370
Administrative servicing fees Class I Shares	17,979
Administrative servicing fees Class II Shares	33,724
Administrative servicing fees Class III Shares	54,189
Trustee fees	2,830
Compliance program fees (Note 3)	1,254
Other	30,521

Total expenses before earnings credit	866,254
Expenses reimbursed from Investment Adviser (Note 3)	(438,538)
Earnings credit (Note 6)	(287)

Net Expenses	427,429

Net Investment Income (Loss)	121,302

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	107,878
Net change in unrealized appreciation/depreciation on investments	(1,126,069)

Net realized/unrealized gains (losses) on investments	(1,018,191)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(896,889)

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$121,302	$(221,108)
Net realized gains (losses) on investment transactions	107,878	6,990,468
Net change in unrealized appreciation/depreciation on investments	(1,126,069)	(410,731)

Change in net assets resulting from operations	(896,889)	6,358,629

Distributions to Class I shareholders from:
Net investment income	(26,243)	—
Net realized gains on investments	(205,376)	(1,571,409)
Tax return of capital	(5,876)	—
Distributions to Class II shareholders from:
Net investment income	(26,750)	—
Net realized gains on investments	(373,444)	(2,858,984)
Tax return of capital	(5,989)	—
Distributions to Class III shareholders from:
Net investment income	(68,309)	—
Net realized gains on investments	(590,833)	(5,955,110)
Tax return of capital	(15,294)	—

Change in net assets from shareholder distributions	(1,318,114)	(10,385,503)

Change in net assets from capital transactions	(4,690,434)	21,312,303

Change in net assets	(6,905,437)	17,285,429
Net Assets:
Beginning of period	67,405,643	50,120,214

End of period	$60,500,206	$67,405,643

Accumulated net investment income (loss) at end of period	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,801,363	$6,497,974
Dividends reinvested	237,494	1,571,407
Cost of shares redeemed (a)	(3,923,615)	(2,954,315)

	1,115,242	5,115,066

Class II Shares
Proceeds from shares issued	5,806,714	8,229,963
Dividends reinvested	406,181	2,858,981
Cost of shares redeemed (a)	(4,812,555)	(1,533,299)

	1,400,340	9,555,645

Class III Shares
Proceeds from shares issued	8,365,161	9,713,182
Dividends reinvested	674,433	5,955,105
Cost of shares redeemed (a)	(16,245,610)	(9,026,695)

	(7,206,016)	6,641,592

Change in net assets from capital transactions	$(4,690,434)	$21,312,303

(a)	Amount includes redemption fees, if any.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	447,301	564,383
Reinvested	23,415	145,366
Redeemed	(375,985)	(261,906)

	94,731	447,843

Class II Shares
Issued	538,982	725,460
Reinvested	40,354	265,327
Redeemed	(466,666)	(135,024)

	112,670	855,763

Class III Shares
Issued	764,926	849,981
Reinvested	66,190	547,996
Redeemed	(1,537,239)	(793,889)

	(706,123)	604,088

Total change in shares	(498,722)	(1,907,694)

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT U.S. Growth Leaders Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Period Ended December 31, 2002(b)	$8.64	(0.02)	(1.07)	(1.09)	—	—	—	—	0.01	$7.56	(12.50%)(d)	$476	1.16%	(e)	(0.56%	)(e)	754.41%
Year Ended December 31, 2003	$7.56	(0.02)	3.95	3.93	—	(0.76)	—	(0.76)	0.01	$10.74	52.14%	$6,199	1.19%		(0.50%	)	580.71%
Year Ended December 31, 2004	$10.74	(0.08)	1.36	1.28	—	(0.46)	—	(0.46)	—	$11.56	12.41%	$6,369	1.29%		(0.77%	)	520.00%
Year Ended December 31, 2005	$11.56	(0.02)	1.32	1.30	—	(2.06)	—	(2.06)	—	$10.80	11.96%	$10,783	1.17%		(0.39%	)	447.55%
Year Ended December 31, 2006	$10.80	0.02	(0.08)	(0.06)	(0.02)	(0.18)	(0.01)	(0.21)	—	$10.53	(0.29)%(g)	$11,510	1.21%	(f)	0.26%	(f)	382.64%

Class II Shares
Period Ended December 31, 2003(c)	$8.17	(0.02)	3.36	3.34	—	(0.76)	—	(0.76)	0.01	$10.76	41.02%(d)	$4,101	1.43%	(e)	(0.66%	)(e)	580.71%
Year Ended December 31, 2004	$10.76	(0.08)	1.33	1.25	—	(0.46)	—	(0.46)	—	$11.55	12.10%	$10,593	1.53%		(1.03%	)	520.00%
Year Ended December 31, 2005	$11.55	(0.04)	1.31	1.27	—	(2.06)	—	(2.06)	—	$10.76	11.70%	$19,067	1.41%		(0.63%	)	447.55%
Year Ended December 31, 2006	$10.76	— (h)	(0.07)	(0.07)	(0.01)	(0.18)	(0.01)	(0.20)	—	$10.49	(0.50)%(g)	$19,777	1.46%	(f)	0.02%	(f)	382.64%

Class III Shares
Year Ended December 31, 2002	$9.92	(0.05)	(2.30)	(2.35)	—	—	—	—	0.01	$7.58	(23.59%)	$6,501	1.10%		(0.64%	)	754.41%
Year Ended December 31, 2003	$7.58	(0.03)	3.99	3.96	—	(0.76)	—	(0.76)	0.01	$10.79	52.39%	$54,959	1.19%		(0.50%	)	580.71%
Year Ended December 31, 2004	$10.79	(0.11)	1.40	1.29	—	(0.46)	—	(0.46)	—	$11.62	12.45%	$33,158	1.29%		(0.77%	)	520.00%
Year Ended December 31, 2005	$11.62	(0.03)	1.33	1.30	—	(2.06)	—	(2.06)	—	$10.86	11.99%	$37,556	1.17%		(0.38%	)	447.55%
Year Ended December 31, 2006	$10.86	0.04	(0.08)	(0.04)	(0.02)	(0.18)	(0.01)	(0.21)	—	$10.61	(0.29)%(g)	$29,194	1.20%	(f)	0.31%	(f)	382.64%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	For the period from June 3, 2002 (commencement of operations) through December 31, 2002.

(c)	For the period from March 21, 2003 (commencement of operations) through December 31, 2003.

(d)	Not annualized.

(e)	Annualized.

(f)	Excludes reimbursement from the Investment Adviser (See Note 3)

(g)	Includes reimbursement from the Investment Adviser which increased the total return by 0.66% (See Note 3)

(h)	Amount is less than $0.005

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore GVIT U.S. Growth Leaders Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$2,675,973	$2,743,738

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. Under the terms of the Investment Advisory Agreement, the Fund pays GMF a base investment advisory fee that can vary depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index, as follows:

Base Management Fee*	Fees
Up to $500 million	0.90%
$500 million up to $2 billion	0.80%
$2 billion or more	0.75%

*	The Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index. Thus, if the Fund outperforms the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms the Fund’s benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Fund’s average net assets over the current quarter, while the performance adjustment percentage is applied to the Fund’s average net assets over the rolling 36-month performance period. The corresponding dollar values then are added to arrive at the overall GMF advisory fee for the current period. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment
Up to $500 million	+/-0.22%
$500 million up to $2 billion	+/-0.18%
$2 billion or more	+/-0.16%

On September 7, 2006, the Securities and Exchange Commission (the “SEC”) entered an administrative and cease-and-desist order against GMF. The SEC order finds that GMF willfully violated Section 205(a) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the Order finds that, from the implementation of advisory contracts with the Gartmore GVIT U.S. Growth Leaders Fund (the “Fund”) through August 2004, investment adviser GMF collected performance compensation from the Fund based on the Fund’s average net asset value for the quarter following the performance period and that as a result GMF charged the Fund approximately $423,000 more in the aggregate than it would have if its fee arrangements satisfied the relevant provisions of the Advisers Act. The Order further finds that, as a result of its conduct, GMF willfully violated Section 205(a) of the Advisers Act, which prohibits an investment adviser from entering into or performing an advisory contract with a registered investment company that provides for performance-based compensation unless, pursuant to Section 205(b) of the Advisers Act, the period and increasing and decreasing proportionately with the investment performance of the Fund averaged over a specified period in relation to the investment record of an appropriate index of securities prices. The Order also acknowledges that upon notification by the Commission staff that GMF was charging the Fund a total fee based on a method that did not comply with Section 205 of the Advisers Act, GMF’s management discontinued the method and later reimbursed the Fund a total of $438,538. The Board of Trustees of the Fund approved the amount repaid. Based on these findings, the Order censured GMF and required that GMF cease and desist from committing or causing any violations and any future violations of Section 205(a).

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $93,266 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such cost amounted to $1,254.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

For the year ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $8,895.

5. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $249,505,487 and sales of $253,826,830.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
2006	$1,195,211	$95,744	$1,290,955	$27,159	$1,318,114
2005	10,166,403	219,100	10,385,503	—	10,385,503

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$(421,167)	$2,883,539	$2,462,372

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$60,564,926	$3,513,084	$(629,545)	$2,883,539

As of December 31, 2006, for Federal income tax purposes, the Fund has capital loss carryforwards available to off set future capital gains, if any, to the extent provide by the Treasury regulations:

Amount	Expires
421,167	2014

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT U.S. Growth Leaders Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 14% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006. The Fund designates $95,744 as long term capital gain distributions for the maximum 15% income tax rate.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

American Funds GVIT Funds

American Funds GVIT Growth Fund

American Funds GVIT Global Growth Fund

American Funds GVIT Asset Allocation Fund

American Funds GVIT Bond Fund

Annual Report

| December 31, 2006

www.nwdfunds.com

AR-GVAMF 2/07

American Funds GVIT Growth Fund

AnnualReport

| December 31, 2006

Contents

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statement of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-AGGR (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

American Funds GVIT Growth Fund

For the reporting period from the Fund’s inception on April 28, 2006, through Dec. 31, 2006, the American Funds GVIT Growth Fund (Class II at NAV) returned 3.68% versus 9.65% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 156 funds as of Dec. 31, 2006) was 1.54%.

Below is the 2006 annual report commentary from American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Growth Fund). The Master Fund’s performance return shown below and the Growth Fund’s performance return given above are different because the funds were operational for different time periods. The Master Fund operated throughout all of 2006, whereas, as noted above, the Growth Fund commenced operations on April 28, 2006. In addition, different expense ratios apply to the Master Fund versus the Growth Fund.

American Funds Insurance Series® Growth Fund

The Growth Fund gained 10.2% for the year ended Dec. 31, 2006. Although it had a solid year, especially compared to multi-cap growth funds, the Fund did not keep pace with the S&P 500 Index, which rose 15.8%.

Strong corporate earnings, a healthy economy and a benign outlook for inflation combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year, hitting a high of $77.03 a barrel in July before declining to $61.05 on December 31, essentially unchanged for the year. Despite the volatility in the price of oil, the Fund’s investments in companies that provide oil equipment and services fared well.

The Growth Fund also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunications services firms. At the same time, the Fund was hurt by its investments in the automobile components and consumer services industries.

Portfolio Managers: American Funds Team Members: J. Blair Frank, Donnalisa Barnum, and Ronald B. Morrow

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

Fund Performance	American Funds GVIT Growth Fund

Aggregate Annual Total Return1

(For Period Ended December 31, 2006)

Inception[2]
Class II	3.68
Class VII	3.63
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds GVIT Growth Fund, Standard & Poor’s 500 Index (S&P 500)(a), Lipper Capital Appreciation Funds Index(b), Lipper Growth Funds Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(b)	The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(c)	The Lipper Growth Funds Index is an equally weighted index of growth funds. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder

Expense Example	American Funds GVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
American Funds GVIT Growth Fund
Class II	Actual		$1,000.00	$1,073.20	$3.76	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.68	0.72%
Class VII	Actual		$1,000.00	$1,073.30	$3.76	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.68	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in Master Fund (cost $71,211,315)	$74,765,872
Cash	1,000
Receivable for capital shares issued	294,572

Total Assets	75,061,444

Liabilities:
Payable for investments purchased	214,043
Payable for capital shares redeemed	55
Accrued expenses and other payables:
Fund administration and transfer agent fees	2,875
Master feeder service provider fee	6,065
Distribution fees	15,163
Administrative servicing fees	12,024
Compliance program fees (Note 3)	464
Other	5,292

Total Liabilities	255,981

Net Assets	$74,805,463

Represented by:
Capital	$71,260,625
Accumulated net investment income (loss)	3,442
Accumulated net realized gains (losses) from investments	(13,161)
Net unrealized appreciation (depreciation) on investments	3,554,557

Net Assets	$74,805,463

Net Assets:
Class II Shares	$74,804,427
Class VII Shares	1,036

Total	$74,805,463

Shares outstanding (unlimited number of shares authorized):
Class II Shares	1,154,016
Class VII Shares	16

Total	1,154,032

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$64.82
Class VII Shares	$64.93	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Not subject to a front-end sales charge.

Statement of Operations

For the period ended December 31, 2006(b)

Investment Income:
Dividend income	$596,722

Total Income	596,722

Expenses:
Fund administration and transfer agent fees	15,630
Master feeder service provider fee	61,705
Distribution fees Class II Shares	56,569
Distribution fees Class VII Shares	2
Administrative servicing fees Class II Shares	54,028
Administrative servicing fees Class VII Shares	2
Printing fees	11,583
Trustee fees	306
Compliance program fees (Note 3)	672
Other	6,078

Total expenses before expenses waived and earnings credit	206,575

Expenses waived for Master feeder service provider fee	(39,077)
Earnings credit (Note 5)	(38)

Net Expenses	167,460

Net Investment Income (Loss)	429,262

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	(51,178)
Net realized gain distributions from Master Fund	38,017

Net realized gains (losses) on investment transactions and distributions from Master Fund	(13,161)

Net change in unrealized appreciation/depreciation on investments	3,554,557

Net realized/unrealized gains (losses) on investments	3,541,396

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,970,658

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT GROWTH FUND

Statement of Changes in Net Assets

Period Ended December 31, 2006(a)
From Investment Activities:
Operations:
Net investment income (loss)	$429,262
Net realized gains (losses) on investment transactions and distributions from Master Fund	(13,161)
Net change in unrealized appreciation/depreciation on investments	3,554,557

Change in net assets resulting from operations	3,970,658

Distributions to Class II shareholders from:
Net investment income	(435,217)
Distributions to Class VII shareholders from:
Net investment income	(4)

Change in net assets from shareholder distributions	(435,221)

Change in net assets from capital transactions	71,270,026

Change in net assets	74,805,463
Net Assets:
Beginning of period	—

End of period	$74,805,463

Accumulated net investment income (loss) at end of period	$3,442

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$72,386,539
Dividends reinvested	435,217
Cost of shares redeemed	(1,552,734)

71,269,022

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	4

1,004

Change in net assets from capital transactions	$71,270,026

SHARE TRANSACTIONS:
Class II Shares
Issued	1,172,886
Reinvested	6,687
Redeemed	(25,557)

1,154,016

Class VII Shares
Issued	16
Reinvested	— (b)

16

Total change in shares	1,154,032

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Amount is less than 1 share.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

American Funds GVIT Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Period Ended December 31, 2006(b)	$62.91	0.39	1.92	2.31	(0.40)	(0.40)	$64.82	3.68%	(c)	$74,804	0.74%	(d)	1.90%	(d)	0.91%	(d)	1.72%	(d)	35.00%

Class VII Shares
Period Ended December 31, 2006(b)	$62.91	0.60	1.66	2.26	(0.24)	(0.24)	$64.93	3.63%	(c)	$1	0.87%	(d)	1.42%	(d)	0.95%	(d)	1.34%	(d)	35.00%

(a)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds GVIT Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests and the same gross investment returns as the Master Fund. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2006, was 0.3%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Gartmore SA Capital Trust (“GSA”) provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with GSA on behalf of the Fund, the Fund pays GSA a fee of 0.25% based on the Fund’s average daily net assets. GSA has entered into a contractual agreement with the Trust under which GSA will waive 0.15% of the fees GSA receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the period ended December 31, 2006, Nationwide Financial Services received $42,005 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2006, the Fund’s portion of such costs amounted to $672.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the period ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2006 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$435,221	$—	$435,221	$—	$435,221

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$3,442	$38,017	$41,459	$—	$—	$3,503,379	$3,544,838

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$71,262,493	$3,503,379	$—	$3,503,379

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds GVIT Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2006 with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

American Funds GVIT Global Growth Fund

AnnualReport

| December 31, 2006

Contents

27	Statement of Assets and Liabilities

27	Statement of Operations

28	Statement of Changes in Net Assets

29	Financial Highlights

30	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-AGGL (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

American Funds GVIT Global Growth Fund

For the reporting period from the Fund’s inception on April 28, 2006, through Dec. 31, 2006, the American Funds GVIT Global Growth Fund (Class II at NAV) returned 8.52% versus 10.52% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 26 funds as of Dec. 31, 2006) was 9.29%.

Below is the 2006 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Global Growth Fund). The Master Fund’s performance return shown below and the Global Growth Fund’s performance return given above are different because the funds were operational for different time periods. The Master Fund operated throughout all of 2006, whereas, as noted above, the Global Growth Fund commenced operations on April 28, 2006. In addition, different expense ratios apply to the Master Fund versus the Global Growth Fund.

American Funds Insurance Series® Global Growth Fund

The Global Growth Fund gained 20.4% during the 12 months ended Dec. 31, 2006, and was very close to keeping pace with the MSCI World Index, which rose 20.7%. The Fund was helped by strong markets outside the United States. Indeed, while the U.S. market, as measured by the S&P 500 Index, had a solid year, non-U.S. markets had substantially higher gains, especially when measured in U.S. dollars. In Germany, the DAX rose 22.0% in euros but 36.0% in U.S. dollars. The London FTSE gained 14.8% in pounds but 30.7% when measured in U.S. dollars.

In addition to gaining strength from the dollar’s weakness, the Fund was helped by its investments in the oil and gas industries. Commercial banks, one of the Fund’s largest concentrations, and diversified telecommunications services also boosted returns.

Investments in Internet catalog and retailing, a small area of concentration, and Internet software held returns back somewhat.

Portfolio Managers: American Funds Team Members: Robert W. Lovelace, Nick J. Grace, and Steven T. Watson

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Index: An unmanaged, free float-adjusted, market-capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

Fund Performance	American Funds GVIT Global Growth Fund

Aggregate Annual Total Return1

(For Period Ended December 31, 2006)

Inception[2]
Class II	8.52
Class VII	8.48
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds GVIT Global Growth Fund, MSCI World Index(a), Lipper Global Funds Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures 23 major stock markets throughout the world, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(b)	The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities outside the United States and may own U.S. Securities as well. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder

Expense Example	American Funds GVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
American Funds GVIT Global Growth Fund
Class II	Actual		$1,000.00	$1,130.80	$4.73	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.76	$4.49	0.88%
Class VII	Actual		$1,000.00	$1,131.20	$4.73	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.76	$4.49	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT GLOBAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in Master Fund (cost $42,680,469)	$46,164,906
Receivable for capital shares issued	65,517

Total Assets	46,230,423

Liabilities:
Payable for investments purchased	190,000
Payable for capital shares redeemed	12,270
Accrued expenses and other payables:
Fund administration and transfer agent fees	1,797
Master feeder service provider fee	3,722
Distribution fees	9,306
Administrative servicing fees	6,131
Compliance program fees (Note 3)	268
Other	14,016

Total Liabilities	237,510

Net Assets	$45,992,913

Represented by:
Capital	$42,512,142
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(3,666)
Net unrealized appreciation (depreciation) on investments	3,484,437

Net Assets	$45,992,913

Net Assets:
Class II Shares	$45,991,828
Class VII Shares	1,085

Total	$45,992,913

Shares outstanding (unlimited number of shares authorized):
Class II Shares	1,969,936
Class VII Shares	46

Total	1,969,982

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$23.35
Class VII Shares	$23.35	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2006. Due to the (a) financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Not subject to a front-end sales charge.

Statement of Operations

For the period ended December 31, 2006(b)

Investment Income:
Dividend income	$35,679

Total Income	35,679

Expenses:
Fund administration and transfer agent fees	9,547
Master feeder service provider fee	43,027
Distribution fees Class II Shares	31,226
Distribution fees Class VII Shares	2
Administrative servicing fees Class II Shares	28,435
Administrative servicing fees Class VII Shares	2
Professional fees	5,811
Printing fees	25,900
Trustee fees	134
Compliance program fees (Note 3)	370
Other	127

Total expenses before expenses waived and earnings credit	144,581

Expenses waived for Master feeder service provider fee	(30,536)
Earnings credit (Note 5)	(20)

Net Expenses	114,025

Net Investment Income (Loss)	(78,346)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	346
Net change in unrealized appreciation/depreciation on investments	3,484,437

Net realized/unrealized gains (losses) on investments	3,484,783

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,406,437

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT GLOBAL GROWTH FUND

Statement of Changes in Net Assets

Period Ended December 31, 2006(a)
From Investment Activities:
Operations:
Net investment income (loss)	$(78,346)
Net realized gains (losses) on investment and foreign currency transactions	346
Net change in unrealized appreciation/depreciation on investments	3,484,437

Change in net assets resulting from operations	3,406,437

Distributions to Class II shareholders from:
Tax return of capital	(30,000)
Distributions to Class VII shareholders from:
Tax return of capital	(7)

Change in net assets from shareholder distributions	(30,007)

Change in net assets from capital transactions	42,616,483

Change in net assets	45,992,913
Net Assets:
Beginning of period	—

End of period	$45,992,913

Accumulated net investment income (loss) at end of period	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$43,418,062
Dividends reinvested	30,000
Cost of shares redeemed	(832,586)

42,615,476

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	7

1,007

Change in net assets from capital transactions	$42,616,483

SHARE TRANSACTIONS:
Class II Shares
Issued	2,006,586
Reinvested	1,493
Redeemed	(38,143)

1,969,936

Class VII Shares
Issued	46
Reinvested	— (b)

46

Total change in shares	1,969,982

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Amount is less than 1 share.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

American Funds GVIT Global Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Period Ended December 31, 2006 (b)	$21.69	0.10	1.72	1.82	(0.16)	(0.16)	$23.35	8.52%	(c)	$45,992	0.91%	(d)	(0.63%	)(d)	1.16%	(d)	(0.87%	)(d)	31.00%

Class VII Shares
Period Ended December 31, 2006 (b)	$21.69	0.06	1.75	1.81	(0.15)	(0.15)	$23.35	8.48%	(c)	$1	1.11%	(d)	0.40%	(d)	1.21%	(d)	0.29%	(d)	31.00%

(a)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds GVIT Global Growth Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests and the same gross investment returns as the Master Fund. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2006, was 1.1%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Gartmore SA Capital Trust (“GSA”) provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with GSA on behalf of the Fund, the Fund pays GSA a fee of 0.25% based on the Fund’s average daily net assets. GSA has entered into a contractual agreement with the Trust under which GSA will waive 0.15% of the fees GSA receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the period ended December 31, 2006, Nationwide Financial Services received $22,306 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2006, the Fund’s portion of such costs amounted to $370.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the period ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2006 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2006	$—	$—	$—	$30,007	$30,007

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$—	$3,480,771	$3,480,771

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$42,684,135	$3,480,771	$—	$3,480,771

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds GVIT Global Growth Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2006 with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

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American Funds GVIT Asset Allocation Fund

AnnualReport

| December 31, 2006

Contents

47	Statement of Assets and Liabilities

47	Statement of Operations

48	Statement of Changes in Net Assets

49	Financial Highlights

50	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-AGAA (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

American Funds GVIT Asset Allocation Fund

For the reporting period from the Fund’s inception on April 28, 2006, through Dec. 31, 2006, the American Funds GVIT Asset Allocation Fund (Class II at NAV) returned 5.69% versus 9.65% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 141 funds as of Dec. 31, 2006) was 5.85%.

Below is the 2006 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the Asset Allocation Fund). The Master Fund’s performance return shown below and the Asset Allocation Fund’s performance return given above are different because the funds were operational for different time periods. The Master Fund operated throughout all of 2006, whereas, as noted above, the Asset Allocation Fund commenced operations on April 28, 2006. In addition, different expense ratios apply to the Master Fund versus the Asset Allocation Fund.

American Funds Insurance Series® Asset Allocation Fund

The Asset Allocation Fund had a strong year in the 12 months ended Dec. 31, 2006, rising 14.7%. The Fund trailed the S&P 500 Index, which gained 15.8%, but far outpaced the Citigroup Broad Investment-Grade (BIG) Bond Index, which increased by 4.3%.

At the end of 2006, the Asset Allocation Fund’s portfolio was 69.1% invested in equities, from which it gained the majority of its strength, and 20.2% invested in bonds. The Fund drew much of its strength from its investments in the oil, gas and consumable fuels industries, which were particularly strong. Its investments in software and diversified telecommunications also helped.

In the fixed-income portfolio, the Fund held 8.6% of its assets in corporate bonds. The Federal Reserve Board raised the federal funds rate four times during the first half of 2006, but the action had little influence on long-term rates. Yields on the 10-year U.S. Treasury, a benchmark for mortgages and corporate bonds, rose from 4.4% at the beginning of the year to 4.7% at year-end.

In this environment, investors showed a willingness to take more risk, and the prices of corporate bonds, especially high-yield bonds, gained value.

Portfolio Managers: American Funds Team Members: Alan N. Berro, Susan M. Tolson, and Michael T. Kerr.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of

Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

Fund Performance	American Funds GVIT Asset Allocation Fund

Aggregate Annual Total Return1

(For Period Ended December 31, 2006)

Inception[2]
Class II	5.69
Class VII	5.64
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds GVIT Asset Allocation Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder

Expense Example	American Funds GVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
American Funds GVIT Asset Allocation Fund
Class II	Actual		$1,000.00	$1,084.90	$3.57	0.68%
	Hypothetical	[1]	$1,000.00	$1,021.77	$3.47	0.68%
Class VII	Actual		$1,000.00	$1,084.80	$3.63	0.69%
	Hypothetical	[1]	$1,000.00	$1,021.72	$3.52	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT ASSET ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in Master Fund (cost $158,482,416)	$163,074,827
Receivable for capital shares issued	440,574

Total Assets	163,515,401

Liabilities:
Payable for investments purchased	687,526
Payable for capital shares redeemed	420
Accrued expenses and other payables:
Fund administration and transfer agent fees	6,309
Master feeder service provider fee	12,694
Distribution fees	31,735
Administrative servicing fees	24,527
Compliance program fees (Note 3)	879
Other	1,521

Total Liabilities	765,611

Net Assets	$162,749,790

Represented by:
Capital	$157,984,959
Accumulated net investment income (loss)	3,297
Accumulated net realized gains (losses) from investment	169,123
Net unrealized appreciation (depreciation) on investments	4,592,411

Net Assets	$162,749,790

Net Assets:
Class II Shares	$162,748,733
Class VII Shares	1,057

Total	$162,749,790

Shares outstanding (unlimited number of shares authorized):
Class II Shares	8,757,611
Class VII Shares	57

Total	8,757,668

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$18.58
Class VII Shares	$18.63	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2006. Due to the (a) financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Not subject to a front-end sales charge.

Statement of Operations

For the period ended December 31, 2006(b)

Investment Income:
Dividend income	$2,971,566

Total Income	2,971,566

Expenses:
Fund administration and transfer agent fees	28,008
Master feeder service provider fee	118,546
Distribution fees Class II Shares	108,144
Distribution fees Class VII Shares	2
Administrative servicing fees Class II Shares	102,120
Administrative servicing fees Class VII Shares	2
Professional fees	5,271
Trustee fees	507
Compliance program fees (Note 3)	1,256
Other	9,799

Total expenses before earnings credit	373,655

Expenses waived for Master feeder service provider fee	(75,288)
Earnings credit (Note 5)	(115)

Net Expenses	298,252

Net Investment Income (Loss)	2,673,314

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	(1,667)
Net realized gain distributions from Master Fund	170,790

Net realized gains (losses) on investment transactions and distributions from Master Fund	169,123

Net change in unrealized appreciation/depreciation on investments	4,592,411

Net realized/unrealized gains (losses) on investments	4,761,534

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,434,848

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT ASSET ALLOCATION FUND

Statement of Changes in Net Assets

Period Ended December 31, 2006(a)
From Investment Activities:
Operations:
Net investment income (loss)	$2,673,314
Net realized gains (losses) on investment transactions and distributions from Master Fund	169,123
Net change in unrealized appreciation/depreciation on investments	4,592,411

Change in net assets resulting from operations	7,434,848

Distributions to Class II shareholders from:
Net investment income	(2,685,081)
Distributions to Class VII shareholders from:
Net investment income	(17)

Change in net assets from shareholder distributions	(2,685,098)

Change in net assets from capital transactions	158,000,040

Change in net assets	162,749,790
Net Assets:
Beginning of period	—

End of period	$162,749,790

Accumulated net investment income (loss) at end of period	$3,297

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$155,792,024
Dividends reinvested	2,685,081
Cost of shares redeemed	(478,082)

157,999,023

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	17

1,017

Change in net assets from capital transactions	$158,000,040

SHARE TRANSACTIONS:
Class II Shares
Issued	8,640,005
Reinvested	144,250
Redeemed	(26,644)

8,757,611

Class VII Shares
Issued	56
Reinvested	1

57

Total change in shares	8,757,668

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

American Funds GVIT Asset Allocation Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Period Ended December 31, 2006 (b)	$17.92	0.36	0.66	1.02	(0.36)	(0.36)	$18.58	5.69%	(c)	$162,749	0.69%	(d)	6.18%	(d)	0.86%	(d)	6.00%	(d)	38.00%

Class VII Shares
Period Ended December 31, 2006 (b)	$17.92	0.55	0.46	1.01	(0.30)	(0.30)	$18.63	5.64%	(c)	$1	0.80%	(d)	4.51%	(d)	0.87%	(d)	4.43%	(d)	38.00%

(a)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds GVIT Asset Allocation Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests and the same gross investment returns as the Master Fund. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2006, was 1.1%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Gartmore SA Capital Trust (“GSA”) provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with GSA on behalf of the Fund, the Fund pays GSA a fee of 0.25% based on the Fund’s average daily net assets. GSA has entered into a contractual agreement with the Trust under which GSA will waive 0.15% of the fees GSA receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the period ended December 31, 2006, Nationwide Financial Services received $77,596 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2006, the Fund’s portion of such costs amounted to $1,256.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the period ended December 31, 2006.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2006 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$2,685,098	$—	$2,685,098	$—	$2,685,098

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$3,297	$170,791	$174,088	$—	$—	$4,590,743	$4,764,831

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$158,484,084	$4,590,743	$—	$4,590,743

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds GVIT Asset Allocation Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2006 with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 44% of income dividends that qualify for the dividends received deduction available to corporations.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

American Funds GVIT Bond Fund

AnnualReport

| December 31, 2006

Contents

67	Statement of Assets and Liabilities

67	Statement of Operations

68	Statement of Changes in Net Assets

69	Financial Highlights

70	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-AGB (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

American Funds GVIT Bond Fund

For the reporting period from the Fund’s inception on April 28, 2006, through Dec. 31, 2006, the American Funds GVIT Bond Fund (Class II at NAV) returned 5.30% versus 5.24% for its benchmark, the Citigroup Broad Investment-Grade (BIG) Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 37 funds as of Dec. 31, 2006) was 5.30%.

Below is the 2006 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the Bond Fund. The Master Fund’s performance return shown below and the Bond Fund’s performance return given above are different because the funds were operational for different time periods. The Master Fund operated throughout all of 2006, whereas, as noted above, the Bond Fund commenced operations on April 28, 2006. In addition, different expense ratios apply to the Master Fund versus the Bond Fund.

American Funds Insurance Series® Bond Fund

The Bond Fund gained 7.0% during the year ended Dec. 31, 2006, outpacing the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 4.3%.

Investors in corporate bonds, especially high-yield bonds, were rewarded in 2006 as the economy remained strong, inflationary expectations were calm and corporate profits were healthy. U.S. Treasury bonds, as measured by the 10-year Treasury, gained value but did not keep pace with corporate- or mortgage-backed securities, which also had a strong year.

The Bond Fund’s success during the year can be attributed to its holdings of corporate bonds, which made up 47.6% of its portfolio at year-end, as well as its investments in mortgage-backed securities, which constituted 8.4% of the portfolio on Dec. 31, 2006.

The Fund was also aided by its holdings of high-yield bonds. During 2006, investors showed a willingness to assume more risk and bid up the prices of high-yield bonds, especially those issued by airline companies and automakers. At the beginning of the year, many companies in these two sectors were considered likely candidates for bankruptcy. By the end of the year, however, their prospects had improved markedly and the prices of their bonds had risen.

Portfolio Managers: American Funds Team Members: Abner D. Goldstine, John H. Smet, and David C. Bradley

Citigroup U.S. Broad Investment-Grade (BIG) Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. investment-grade bond market.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

Fund Performance	American Funds GVIT Bond Fund

Aggregate Annual Total Return1

(For Period Ended December 31, 2006)

Inception[2]
Class II	5.30
Class VII	5.21
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds GVIT Bond Fund, Citigroup Broad Investment Grade (BIG) Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup Broad Investment Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed rate corporate bonds with a maturity of one year or longer. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder

Expense Example	American Funds GVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
American Funds GVIT Bond Fund
Class II	Actual		$1,000.00	$1,054.00	$3.88	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%
Class VII	Actual		$1,000.00	$1,054.00	$4.19	0.81%
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT BOND FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in Master Fund (cost $32,910,034)	$33,742,362
Receivable for capital shares issued	28,008

Total Assets	33,770,370

Liabilities:
Payable for investments purchased	76,433
Payable for capital shares redeemed	35
Accrued expenses and other payables:
Fund administration and transfer agent fees	1,240
Master feeder service provider fee	2,688
Distribution fees	6,720
Administrative servicing fees	5,195
Compliance program fees (Note 3)	187
Other	4,308

Total Liabilities	96,806

Net Assets	$33,673,564

Represented by:
Capital	$32,846,745
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment	(5,509)
Net unrealized appreciation (depreciation) on investments	832,328

Net Assets	$33,673,564

Net Assets:
Class II Shares	$33,672,512
Class VII Shares	1,052

Total	$33,673,564

Shares outstanding (unlimited number of shares authorized):
Class II Shares	2,873,980
Class VII Shares	90

Total	2,874,070

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$11.72
Class VII Shares	$11.72	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2006. Due to the (a) financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Not subject to a front-end sales charge.

Statement of Operations

For the period ended December 31, 2006(b)

Investment Income:
Dividend income	$120,031

Total Income	120,031

Expenses:
Fund administration and transfer agent fees	7,770
Master feeder service provider fee	26,066
Distribution fees Class II Shares	23,820
Distribution fees Class VII Shares	2
Administrative servicing fees Class II Shares	22,551
Administrative servicing fees Class VII Shares	2
Professional fees	3,746
Printing fees	7,349
Trustee fees	125
Compliance program fees (Note 3)	274
Other	282

Total expenses before earnings credit	91,987

Expenses waived for Master feeder service provider fee	(16,537)
Earnings credit (Note 6)	(42)

Net Expenses	75,408

Net Investment Income (Loss)	44,623

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	(4,556)
Net change in unrealized appreciation/depreciation on investments	832,328

Net realized/unrealized gains (losses) on investments	827,772

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$872,395

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

AMERICAN FUNDS GVIT BOND FUND

Statement of Changes in Net Assets

Period Ended December 31, 2006(a)
From Investment Activities:
Operations:
Net investment income (loss)	$44,623
Net realized gains (losses) on investment transactions	(4,556)
Net change in unrealized appreciation/depreciation on investments	832,328

Change in net assets resulting from operations	872,395

Distributions to Class II shareholders from:
Net investment income	(49,730)
Tax return of capital	(64,936)
Distributions to Class VII shareholders from:
Net investment income	(12)
Tax return of capital	(15)

Change in net assets from shareholder distributions	(114,693)

Change in net assets from capital transactions	32,915,862

Change in net assets	33,673,564
Net Assets:
Beginning of period	—

End of period	$33,673,564

Accumulated net investment income (loss) at end of period	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$34,636,189
Dividends reinvested	114,666
Cost of shares redeemed	(1,836,020)

32,914,835

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	27

1,027

Change in net assets from capital transactions	$32,915,862

SHARE TRANSACTIONS:
Class II Shares
Issued	3,023,496
Reinvested	10,377
Redeemed	(159,893)

2,873,980

Class VII Shares
Issued	88
Reinvested	2

90

Total change in shares	2,874,070

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

American Funds GVIT Bond Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursement) to Average Net Assets		Ratio of Net Investment Income (Loss) Prior to Reimbursement to Average Net Assets		Portfolio Turnover(a)
Class II Shares
Period Ended December 31, 2006 (b)	$11.45	0.38	0.21	0.59	(0.14)	(0.18)	(0.32)	$11.72	5.30%	(c)	$33,673	0.79%	(d)	0.47%	(d)	0.97%	(d)	0.29%	(d)	57.00%

Class VII Shares
Period Ended December 31, 2006 (b)	$11.45	0.38	0.20	0.58	(0.14)	(0.17)	(0.31)	$11.72	5.21%	(c)	$1	1.13%	(d)	4.83%	(d)	1.38%	(d)	4.57%	(d)	57.00%

(a)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds GVIT Bond Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests and the same gross investment returns as the Master Fund. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2006, was 0.9%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Gartmore SA Capital Trust (“GSA”) provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with GSA on behalf of the Fund, the Fund pays GSA a fee of 0.25% based on the Fund’s average daily net assets. GSA has entered into a contractual agreement with the Trust under which GSA will waive 0.15% of the fees GSA receives for the providing the Fund with non-investment master-feeder operational support services until May 1, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the period ended December 31, 2006, Nationwide Financial Services received $17,359 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2006, the Fund’s portion of such costs amounted to $274.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the period ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2006 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2006	$49,742	$—	$49,742	$64,951	$114,693

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$—	$—	$—	$—	$—	$826,819	$826,819

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,915,543	$826,819	$—	$826,819

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds GVIT Bond Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2006 with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

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GVIT Mid Cap Index Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GMCI (2/07)

1

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

GVIT Mid Cap Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Dec. 31, 2006, the GVIT Mid Cap Index Fund (Class I at NAV) returned 9.89% versus 10.32% for its benchmark, the Standard & Poor’s (S&P) MidCap 400® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds (consisting of 81 funds, both index and actively managed, as of Dec. 31, 2006) was 12.84%. The underperformance of the Fund versus the Standard & Poor’s (S&P) MidCap 400® Index was due to the expenses of the Fund.

The U.S. equity market posted strong gains during the reporting period. The stocks of large- and small-capitalization companies considerably outperformed those of mid-cap firms; the broad-market S&P 500® Index and the small-cap S&P SmallCap 600® Index rose 15.79% and 15.12%, respectively.

The Federal Reserve Board raised the target federal funds rate in five increments of 0.25% during the reporting period, moving from 4.00% to 5.25%. The Federal Reserve held the rate steady at its Federal Open Market Committee meetings in August, September, October and December.

The U.S. economy downshifted in 2006 with a marked slowdown in housing leading the way. U.S. corporate earnings growth has been on a record run, with five consecutive years of double-digit gains. During the past five years, in many cases, profitability levels have risen from very low (due to adverse operating costs and financial leverage as well as numerous cost write-offs) to record levels. Commodity price volatility increased significantly with an early-year run-up followed by a mid-year pullback. An inverted yield curve—a plotted line graph of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—prevailed during much of 2006 as the Fed took the federal funds rate up to 5.25%, while the 10-year Treasury note yield hovered between 4.50% and 5.00%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the United States as the U.S. dollar once again was weak.

Although 2006 was a good year overall for equities, the first significant correction since 2002 occurred, enabling a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more mature stocks. After a brief mid-year scare, inflationary pressures remained fairly low around the world. This was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer but corrected noticeably during the fall, giving further support to the equity market rally that took place in the second half of 2006. The year also saw unprecedented share buybacks and mergers-and-acquisition activity, as well as a switch in Congress from Republican to Democratic leadership. At the end of the reporting period, the world was awash in liquidity, global growth remained strong despite the U.S. economic slowdown, overall U.S. corporate profitability posted a record high, inflation and interest rates stayed fairly low, and confidence levels were relatively strong.

PORTFOLIO MANAGERS: BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

3

GVIT Mid Cap Index Fund

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	GVIT Mid Cap Index Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Inception[2]
Class I2	9.89%	10.21%	10.36%
Class II3	9.74%	9.98%	10.11%
Class ID3	10.01%	10.23%	10.37%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers. Since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.
3	These returns, until the creation of the Class II (May 6, 2002) and Class ID (May 1, 2006) shares, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Mid Cap Index Fund, Standard & Poor’s Midcap 400 Index (S&P Midcap 400)(a) and Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P Midcap 400 is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	GVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Mid Cap Index Fund
Class I	Actual		$1,000.00	$1,056.40	$2.49	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45	0.48%
Class II	Actual		$1,000.00	$1,055.70	$3.26	0.63%
	Hypothetical	[1]	$1,000.00	$1,022.02	$3.22	0.63%
Class ID	Actual		$1,000.00	$1,057.30	$1.61	0.31%
	Hypothetical	[1]	$1,000.00	$1,023.64	$1.58	0.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	GVIT Mid Cap Index Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	87.7%
Repurchase Agreements	12.3%
Other Investments*	17.4%
Liabilities in excess of other assets**	-17.4%

100.0%

Top Holdings***
Precision Castparts Corp.	0.8%
Noble Energy, Inc.	0.7%
Expeditors International of Washington, Inc.	0.7%
ENSCO International, Inc.	0.6%
Lam Research Corp.	0.6%
C.H. Robinson Worldwide, Inc.	0.6%
Microchip Technology, Inc.	0.6%
Developers Diversified Realty Corp.	0.5%
Sepracor, Inc.	0.5%
Manpower, Inc.	0.5%
Other	93.9%

100.0%

Top Industries
Utilities	7.0%
Retail	6.4%
Oil & Gas	6.2%
Healthcare	5.2%
Electronics	5.1%
Insurance	4.9%
Computer Software & Services	4.3%
Banks	4.0%
Real Estate Investment Trusts	3.8%
Manufacturing	3.3%
Other	49.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (87.7%)
Aerospace & Defense (1.1%)
Alliant Techsystems, Inc. (b) (c)	20,600	$1,610,714
Precision Castparts Corp.	77,000	6,027,560
Sequa Corp., Class A (b) (c)	3,500	402,710

		8,040,984

Airlines (0.4%)
AirTran Holdings, Inc. (b) (c)	49,000	575,260
Alaska Air Group, Inc. (b) (c)	21,500	849,250
JetBlue Airways Corp. (b) (c)	95,200	1,351,840

		2,776,350

Amusement & Recreation (0.4%)
Boyd Gaming Corp. (c)	23,900	1,082,909
Callaway Golf Co. (c)	36,000	518,760
International Speedway Corp.	19,300	985,072

		2,586,741

Auto Parts & Equipment (1.1%)
Advance Auto Parts, Inc.	60,050	2,135,378
ArvinMeritor, Inc.	40,825	744,240
Bandag, Inc. (c)	6,400	322,752
BorgWarner Automotive, Inc.	31,500	1,859,130
Gentex Corp. (c)	84,700	1,317,932
Lear Corp.	36,800	1,086,704
Modine Manufacturing Co. (c)	18,400	460,552

		7,926,688

Automotive (0.8%)
Adesa, Inc.	49,100	1,362,525
CarMax, Inc. (b)	60,400	3,239,252
Copart, Inc. (b)	38,300	1,149,000

		5,750,777

Banks (4.0%)
Associated Banc Corp. (c)	77,415	2,700,235
Astoria Financial Corp.	47,350	1,428,076
Cathay Bancorp, Inc. (c)	27,500	949,025
City National Corp.	24,000	1,708,800
Colonial Bancgroup, Inc.	90,800	2,337,192
Cullen/Frost Bankers, Inc.	32,560	1,817,499
First Niagara Financial Group, Inc.	67,400	1,001,564
FirstMerit Corp. (c)	43,700	1,054,918
Greater Bay Bancorp (c)	27,600	726,708
IndyMac Bancorp, Inc. (c)	40,400	1,824,464
Mercantile Bankshare Corp. (e)	69,450	3,249,566

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
New York Community Bancorp, Inc. (c) (e)	145,488	$2,342,357
SVB Financial Group (b) (c)	21,200	988,344
TCF Financial Corp.	62,100	1,702,782
Washington Federal, Inc. (c)	47,689	1,122,122
Webster Financial Corp. (c)	29,100	1,417,752
West America Bancorp (c)	19,100	967,033
Wilmington Trust Corp. (c)	37,500	1,581,375

		28,919,812

Beverages (0.1%)
Hansen Natural Corp. (b) (c)	30,500	1,027,240

Biotechnology (1.2%)
Millennium Pharmaceuticals, Inc. (b)	181,587	1,979,298
PDL Biopharma, Inc. (b) (c)	63,700	1,282,918
Pharmaceutical Product Development, Inc.	57,100	1,839,762
Valeant Pharmaceuticals International (c)	50,900	877,516
Vertex Pharmaceuticals, Inc. (b) (c)	65,190	2,439,410

		8,418,904

Book Publishing (0.1%)
John Wiley & Sons, Inc.	24,300	934,821

Broadcasting (0.1%)
Entercom Communications Corp. (c)	18,600	524,148
Westwood One, Inc. (c)	35,000	247,100

		771,248

Building & Construction (0.2%)
M.D.C. Holdings, Inc. (c)	19,300	1,101,065

Business Services (2.7%)
Acxiom Corp.	36,600	938,790
Catalina Marketing Corp.	22,700	624,250
Ceridian Corp. (b)	76,400	2,137,672
CheckFree Corp. (b)	51,500	2,068,240
ChoicePoint, Inc. (b)	48,433	1,907,292
Corporate Executive Board Co. (c)	23,100	2,025,870
CSG Systems International, Inc. (b)	26,600	711,018
Fair Isaac Corp.	34,420	1,399,173

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Business Services (continued)
Gartner Group, Inc. (b)	32,000	$633,280
Harte-Hanks, Inc.	30,950	857,625
Kelly Services, Inc. (c)	10,500	303,870
Korn/Ferry International (b) (c)	23,200	532,672
Manpower, Inc.	50,200	3,761,485
MPS Group, Inc. (b)	55,800	791,244
Navigant Consulting, Inc. (b) (c)	28,000	553,280

		19,245,761

Chemicals (2.6%)
Airgas, Inc.	42,400	1,718,048
Albemarle Corp.	22,000	1,579,600
Cabot Corp. (c)	36,900	1,607,733
Chemtura Corp.	132,100	1,272,123
Cytec Industries, Inc.	22,400	1,265,824
Ferro Corp. (c)	26,900	556,561
FMC Corp.	23,100	1,768,305
Lubrizol Corp.	37,400	1,874,862
Lyondell Chemical Co.	121,700	3,111,869
Minerals Technologies, Inc.	12,400	728,996
Olin Corp.	40,100	662,452
RPM, Inc.	64,800	1,353,672
Valspar Corp. (c)	55,700	1,539,548

		19,039,593

Communication Equipment (1.7%)
Adtran, Inc. (c)	38,600	876,220
Cincinnati Bell, Inc. (b)	134,900	616,493
CommScope, Inc. (b)	34,800	1,060,704
Harris Corp.	76,100	3,489,946
Plantronics, Inc. (c)	25,800	546,960
Polycom, Inc. (b)	48,300	1,492,953
Powerwave Technologies, Inc. (b) (c)	67,100	432,795
Telephone & Data Systems, Inc.	57,600	3,129,408
Utstarcom, Inc. (b) (c)	63,000	551,250

		12,196,729

Computer Hardware (0.5%)
National Instruments Corp.	30,350	826,734
Western Digital Corp. (b)	123,200	2,520,672

		3,347,406

Computer Software & Services (4.3%)
3COM Corp. (b)	230,600	947,766
Activision, Inc. (b)	145,000	2,499,800
Advent Software, Inc. (b) (c)	10,400	367,016

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Computer Software & Services (continued)
Avocent Corp. (b)	30,400	$1,029,040
Cadence Design Systems, Inc. (b) (c)	159,300	2,853,063
CDW Corp. (c)	35,200	2,475,264
DST Systems, Inc. (b) (c)	34,400	2,154,472
F5 Networks, Inc. (b)	23,800	1,766,198
GameStop Corp. (b)	43,400	2,391,774
Henry (Jack) & Associates, Inc.	45,200	967,280
Ingram Micro, Inc. (b)	75,700	1,545,037
Macrovision Corp. (b) (c)	31,800	898,668
McAfee, Inc. (b)	91,100	2,585,418
McData Corp. (b) (c)	83,800	465,090
Mentor Graphics Corp. (b) (c)	43,700	787,911
Palm, Inc. (b) (c)	58,800	828,492
Parametric Technology Corp (b)	64,890	1,169,318
SRA International, Inc., Class A (b)	21,800	582,932
Sybase, Inc. (b) (c)	50,700	1,252,290
Synopsys, Inc. (b)	78,800	2,106,324
Transaction Systems Architects, Inc. (b)	20,400	664,428
Wind River Systems, Inc. (b) (c)	41,000	420,250

		30,757,831

Construction (2.0%)
Beazer Homes USA, Inc.	23,300	1,095,333
Dycom Industries, Inc. (b)	22,100	466,752
Florida Rock Industries, Inc.	27,700	1,192,485
Granite Construction, Inc. (c)	20,150	1,013,948
Hovnanian Enterprises, Inc. (b) (c)	21,000	711,900
Jacobs Engineering Group, Inc. (b)	33,500	2,731,590
Martin Marietta Materials, Inc.	26,500	2,753,615
Ryland Group, Inc. (The) (c)	25,700	1,403,734
Thor Industries, Inc. (c)	20,600	906,194
Toll Brothers, Inc. (b)	70,100	2,259,323

		14,534,874

Consumer & Commercial Services (2.1%)
Alliance Data Systems Corp. (b)	38,100	2,380,107
Career Education Corp. (b) (c)	55,500	1,375,290
Corinthian Colleges, Inc. (b) (c)	47,100	641,973
Deluxe Corp. (c)	27,500	693,000
DeVry, Inc.	32,100	898,800
Dun & Bradstreet Corp. (b)	36,400	3,013,556

9

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer & Commercial Services (continued)
MoneyGram International, Inc.	46,800	$1,467,648
Quanta Services, Inc. (b) (c)	65,200	1,282,484
Rent-A-Center, Inc. (b) (c)	38,100	1,124,331
Rollins, Inc. (c)	16,200	358,182
Sotheby’s Holdings, Inc. (c)	32,800	1,017,456
United Rentals, Inc. (b) (c)	37,600	956,168

		15,208,995

Consumer Products (1.5%)
Blyth Industries, Inc.	14,500	300,875
Church & Dwight, Inc. (c)	35,350	1,507,678
Energizer Holdings, Inc. (b) (c)	33,460	2,375,325
Furniture Brands International, Inc. (c)	30,000	486,900
Lancaster Colony Corp.	13,700	607,047
Mohawk Industries Co. (b) (c)	29,600	2,215,856
Scotts Miracle-Gro Co. (The) (c)	27,800	1,435,870
Timberland Co., Class A (b)	30,100	950,558
Tupperware Corp.	33,500	757,435

		10,637,544

Containers & Packaging (0.4%)
Packaging Corp. of America	43,100	952,510
Sonoco Products Co.	54,300	2,066,658

		3,019,168

Cosmetics & Toiletries (0.1%)
Alberto-Culver Co. (b)	42,570	913,127

Education (0.5%)
ITT Educational Services, Inc. (b)	19,700	1,307,489
Laureate Education, Inc. (b) (c)	28,200	1,371,366
Strayer Education, Inc.	7,200	763,560

		3,442,415

Electronics (5.1%)
Amphenol Corp., Class A	50,800	3,153,664
Arrow Electronics, Inc. (b)	67,400	2,126,470
Atmel Corp. (b) (e)	249,800	1,511,290
Avnet, Inc. (b)	75,200	1,919,856
Cree, Inc. (b) (c)	41,900	725,708
Cypress Semiconductor Corp. (b) (c)	81,800	1,379,966
DRS Technologies (c)	24,000	1,264,320
Hubbell, Inc.	33,200	1,500,972

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronics (continued)
Imation Corp.	20,900	$970,387
Integrated Device Technology, Inc. (b)	110,530	1,711,004
International Rectifier Corp. (b)	41,500	1,598,995
Intersil Corp.	82,100	1,963,832
Kemet Corp. (b)	47,500	346,750
Lam Research Corp. (b)	81,900	4,145,778
Lattice Semiconductor Corp. (b)	62,200	403,056
Micrel, Inc. (b) (c)	34,900	376,222
Microchip Technology, Inc.	122,200	3,995,940
Mine Safety Appliances Co. (c)	15,500	568,075
Newport Corp. (b)	21,900	458,805
Plexus Corp. (b) (c)	26,900	642,372
RF Micro Devices, Inc. (b) (c)	113,400	769,986
SPX Corp.	34,100	2,085,556
Thomas & Betts Corp. (b)	29,500	1,394,760
TriQuint Semiconductor, Inc. (b) (c)	76,691	345,110
Vishay Intertechnology, Inc. (b)	101,350	1,372,279

		36,731,153

Financial Services (2.7%)
AmeriCredit Corp. (b) (c)	66,890	1,683,621
Bank of Hawaii Corp.	29,600	1,596,920
BISYS Group, Inc. (The) (b)	66,200	854,642
Eaton Vance Corp. (c)	70,800	2,337,108
Edwards (A.G.), Inc.	44,200	2,797,418
Investors Financial Services Corp.	36,000	1,536,120
Jefferies Group, Inc. (c)	55,400	1,485,828
PMI Group, Inc.	50,800	2,396,236
Raymond James Financial, Inc.	49,125	1,488,979
SEI Investments Co.	34,800	2,072,688
Waddell & Reed Financial, Inc.	50,900	1,392,624

		19,642,184

Food & Beverage (1.2%)
Hormel Foods Corp.	40,000	1,493,600
J.M. Smucker Co.	34,067	1,651,227
OSI Restaurant Partners, Inc.	40,600	1,591,520
PepsiAmericas, Inc.	33,400	700,732
Sensient Technologies Corp. (c)	25,800	634,680
Smithfield Foods, Inc. (b)	57,600	1,478,016
Tootsie Roll Industries, Inc. (c)	14,080	460,416
Universal Corp. (c)	15,600	764,556

		8,774,747

10

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Gaming & Leisure (0.2%)
Scientific Games Corp. (b)	38,300	$1,157,809

Healthcare (5.2%)
Apria Healthcare Group, Inc. (b)	23,200	618,280
Beckman Coulter, Inc. (c)	36,400	2,176,720
Cephalon, Inc. (b) (c)	35,200	2,478,432
Community Health Systems, Inc. (b)	53,400	1,950,168
Covance, Inc. (b) (c)	36,800	2,167,888
Cytyc Corp. (b)	63,200	1,788,560
Dentsply International, Inc.	89,700	2,677,545
Edwards Lifesciences Corp. (b)	32,500	1,528,800
Health Net, Inc. (b)	66,400	3,231,024
Henry Schein, Inc. (b)	48,800	2,390,224
LifePoint Hospitals, Inc. (b)	33,800	1,139,060
Lincare Holdings, Inc. (b)	54,900	2,187,216
Omnicare, Inc.	69,000	2,665,470
Par Pharmaceutical Cos., Inc. (b) (c)	18,800	420,556
Perrigo Co. (c)	45,400	785,420
Sepracor, Inc. (b) (c)	62,900	3,873,382
Steris Corp.	39,600	996,732
Triad Hospitals, Inc. (b) (c)	50,008	2,091,835
Universal Health Services, Inc.	33,600	1,862,448
Ventana Medical Systems, Inc. (b) (c)	18,270	786,158

		37,815,918

Insurance (4.9%)
American Financial Group, Inc.	38,550	1,384,331
Arthur J. Gallagher & Co.	57,100	1,687,305
Brown & Brown, Inc.	63,100	1,780,051
Everest Re Group Ltd.	37,600	3,688,935
Fidelity National Title Group, Inc., Class A	119,465	2,852,823
First American Financial Corp.	56,000	2,278,080
Hanover Insurance Group Inc.	29,000	1,415,200
HCC Insurance Holdings, Inc.	61,150	1,962,304
Horace Mann Educators Corp.	23,500	474,700
Leucadia National Corp.	90,100	2,540,820
Mercury General Corp.	19,500	1,028,235
Ohio Casualty Corp.	34,700	1,034,407
Old Republic International Corp.	130,837	3,045,885
Protective Life Corp.	38,200	1,814,500
Radian Group, Inc. (c)	46,500	2,506,815
Stancorp Financial Group, Inc.	30,000	1,351,500

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (continued)
Unitrin, Inc.	24,800	$1,242,728
W.R. Berkley Corp.	95,750	3,304,333

		35,392,952

Internet Content (0.2%)
Valueclick, Inc. (b)	54,900	1,297,287

Investment Advisory Service (0.3%)
Nuveen Investments, Inc.	43,650	2,264,562

Machinery (0.8%)
AGCO Corp. (b) (c)	52,700	1,630,538
Graco, Inc.	37,550	1,487,731
Lincoln Electric Holdings, Inc.	25,000	1,510,500
Zebra Technologies Corp., Class A (b) (c)	38,600	1,342,894

		5,971,663

Manufacturing (3.3%)
Ametek, Inc.	58,050	1,848,312
Brink’s Co. (The) (c)	27,900	1,783,368
Carlisle Cos., Inc.	16,700	1,310,950
Crane Co.	27,700	1,014,928
Diebold, Inc.	39,000	1,817,400
Donaldson Co., Inc.	38,600	1,339,806
Federal Signal Corp. (c)	26,400	423,456
Flowserve Corp. (b)	31,100	1,569,617
Harsco Corp.	23,000	1,750,300
Hillenbrand Industry, Inc. (c)	35,800	2,038,094
Nordson Corp.	20,200	1,006,566
Pentair, Inc.	55,600	1,745,840
Roper Industries, Inc. (c)	47,900	2,406,496
Teleflex, Inc.	23,700	1,530,072
Trinity Industries, Inc. (c)	43,700	1,538,240
Varian, Inc. (b)	17,000	761,430

		23,884,875

Medical Products (1.4%)
Advanced Medical Optics, Inc. (b) (c)	34,786	1,224,467
Affymetrix, Inc. (b) (c)	36,900	850,914
Gen-Probe, Inc. (b)	28,500	1,492,545
Intuitive Surgical, Inc. (b)	21,300	2,042,670
Techne Corp. (b)	21,500	1,192,175
Varian Medical Systems, Inc. (b)	74,800	3,558,236

		10,361,007

11

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Medical Products & Services (0.5%)
ResMed, Inc. (b)	38,900	$1,914,658
VCA Antech, Inc. (b)	45,800	1,474,302

		3,388,960

Medical Services (0.8%)
Charles River Laboratories International, Inc. (b)	40,000	1,730,000
Invitrogen Corp. (b) (c)	28,330	1,603,195
Martek Biosciences Corp. (b)	19,400	452,796
Medics Pharmaceutical Corp. (c)	32,400	1,138,212
Psychiatric Solutions, Inc. (b) (c)	31,300	1,174,376

		6,098,579

Metals (0.8%)
Commercial Metals Co.	66,300	1,710,540
Kennametal, Inc.	23,300	1,371,205
MSC Industrial Direct Co., Class A	29,900	1,170,585
Timken Co. (The)	51,700	1,508,606

		5,760,936

Mining (0.8%)
Arch Coal, Inc. (c)	80,600	2,420,418
Joy Global, Inc.	68,500	3,311,290

		5,731,708

Office Equipment & Supplies (0.4%)
Herman Miller, Inc.	37,200	1,352,592
HNI Corp. (c)	28,400	1,261,244

		2,613,836

Oil & Gas (6.2%)
Cameron International Corp. (b)	65,000	3,448,250
Denbury Resources, Inc. (b)	65,700	1,825,803
ENSCO International, Inc.	87,300	4,370,238
FMC Technologies, Inc. (b)	40,021	2,466,494
Forest Oil Corp. (b) (c)	32,800	1,071,904
Grant Prideco, Inc. (b)	74,200	2,950,934
Hanover Compressor Co. (b) (c)	56,423	1,065,830
Helmerich & Payne, Inc.	57,500	1,407,025
Newfield Exploration Co. (b)	74,400	3,418,680
Noble Energy, Inc.	100,400	4,926,629
Patterson-UTI Energy, Inc.	94,800	2,202,204
Pioneer Natural Resources Co.	71,800	2,849,742
Plains Exploration & Production Co. (b)	43,600	2,072,308
Pogo Producing Co. (c)	33,900	1,642,116

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Oil & Gas (continued)
Pride International, Inc. (b)	91,300	$2,739,000
Quicksilver Resources, Inc. (b) (c)	32,900	1,203,811
Southwestern Energy Co. (b)	95,600	3,350,780
Tidewater, Inc.	34,700	1,678,092

		44,689,840

Paper & Forest Products (0.8%)
Bowater, Inc. (c)	33,400	751,500
Glatfelter Co. (c)	24,200	375,100
Longview Fibre Co. (c)	40,124	880,722
Louisiana-Pacific Corp.	58,410	1,257,567
Potlatch Corp.	22,898	1,003,390
Rayonier, Inc.	44,877	1,842,201

		6,110,480

Passenger Car Rental (0.2%)
Avis Budget Group, Inc.	55,040	1,193,818

Publishing & Printing (1.1%)
American Greetings Corp., Class A (c)	34,600	825,902
Banta Corp.	13,300	484,120
Belo Corp., Class A	50,000	919,000
Lee Enterprises, Inc. (c)	25,100	779,606
Media General, Inc. (c)	13,200	490,644
Reader’s Digest Association	53,100	886,770
Scholastic Corp. (b)(c)	16,500	591,360
Valassis Communications, Inc. (b)	26,100	378,450
Washington Post Co.	3,170	2,363,552

		7,719,404

Real Estate Investment Trusts (3.8%)
AMB Property Corp.	50,300	2,948,083
Developers Diversified Realty Corp. (c)	62,400	3,928,080
Highwood Properties, Inc.	32,500	1,324,700
Hospitality Properties Trust	47,540	2,259,576
Liberty Property Trust (c)	49,700	2,442,258
Macerich Co. (The)	40,800	3,532,056
Mack-Cali Realty Corp.	36,800	1,876,800
New Plan Excel Realty Trust (c)	57,200	1,571,856
Regency Centers Corp.	39,700	3,103,349
United Dominion Realty Trust, Inc. (c)	78,800	2,505,052
Weingarten Realty Investors	44,000	2,028,840

		27,520,650

12

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Restaurants (0.9%)
Applebee’s International, Inc.	44,950	$1,108,917
Bob Evans Farms, Inc.	19,500	667,290
Brinker International, Inc.	73,050	2,203,188
CBRL Group, Inc. (c)	9,900	443,124
Cheesecake Factory, Inc. (The) (b)	46,950	1,154,970
Ruby Tuesday, Inc. (c)	31,800	872,592

		6,450,081

Retail (6.4%)
99 Cents Only Stores (b)	26,300	320,071
Abercrombie & Fitch Co.	50,300	3,502,389
Aeropostale, Inc. (b) (c)	31,400	969,318
American Eagle Outfitters Ltd.	115,200	3,595,391
AnnTaylor Stores Corp. (b)	42,500	1,395,700
Barnes & Noble, Inc.	30,600	1,215,126
BJ’s Wholesale Club, Inc. (b)	37,100	1,154,181
Borders Group, Inc. (c)	36,600	818,010
Charming Shoppes (b)	70,500	953,865
Chico’s FAS, Inc. (b) (c)	101,700	2,104,173
Claire’s Stores, Inc.	56,000	1,855,840
Coldwater Creek, Inc. (b) (c)	33,400	818,968
Dick’s Sporting Goods, Inc. (b)	20,520	1,005,275
Dollar Tree Stores, Inc. (b)	59,650	1,795,465
Fastenal Co. (c)	71,200	2,554,656
Foot Locker, Inc.	87,200	1,912,296
Hanesbrands, Inc. (b)	56,300	1,329,806
O’Reilly Automotive, Inc. (b) (c)	62,500	2,003,750
Pacific Sunwear of California, Inc. (b) (c)	42,000	822,360
Payless ShoeSource, Inc. (b)	37,600	1,234,032
PETsMART, Inc.	77,400	2,233,764
Polo Ralph Lauren Corp.	35,500	2,756,930
Regis Corp.	26,300	1,039,902
Ross Stores, Inc.	79,200	2,320,560
Ruddick Corp. (c)	18,900	524,475
Saks, Inc. (c)	80,700	1,438,074
Tech Data Corp. (b)	32,800	1,242,136
Urban Outfitters, Inc. (b) (c)	61,700	1,420,951
Williams Sonoma, Inc. (c)	66,000	2,075,040

		46,412,504

Semiconductors (0.9%)
Fairchild Semiconductor International, Inc. (b) (c)	67,100	1,127,951

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Semiconductors (continued)
MEMC Electronic Materials, Inc. (b)	94,700	$3,706,558
Semtech Corp. (b)	39,900	521,493
Silicon Laboratories, Inc. (b)	33,000	1,143,450

		6,499,452

Shipping & Transportation (1.4%)
Alexander & Baldwin, Inc. (c)	24,200	1,073,028
C.H. Robinson Worldwide, Inc.	98,600	4,031,754
GATX Corp.	30,100	1,304,233
Overseas Shipholding Group, Inc. (c)	17,600	990,880
Swift Transportation Co., Inc. (b)	31,500	827,505
Werner Enterprises, Inc. (c)	28,450	497,306
YRC Worldwide, Inc. (b) (c)	33,400	1,260,182

		9,984,888

Steel (0.5%)
Reliance Steel & Aluminum Co.	36,800	1,449,184
Steel Dynamics, Inc.	53,400	1,732,830
Worthington Industries, Inc. (c)	39,200	694,624

		3,876,638

Telecommunications (0.1%)
Andrew Corp. (b)	82,300	841,929

Transportation (1.3%)
Con-Way, Inc.	27,500	1,211,100
Expeditors International of Washington, Inc.	121,300	4,912,650
J.B. Hunt Transport Services, Inc.	62,900	1,306,433
Oshkosh Truck Corp.	40,800	1,975,536

		9,405,719

Utilities (7.0%)
AGL Resources, Inc. (c)	42,600	1,657,566
Alliant Energy Corp.	68,900	2,602,353
Aqua America, Inc. (c)	71,500	1,628,770
Aquila, Inc. (b)	204,700	962,090
Black Hills Corp.	20,600	760,964
DPL, Inc. (c)	66,700	1,852,926
Duquesne Light Holdings, Inc. (c)	48,200	956,770
Energy East Corp.	81,000	2,008,800
Equitable Resources, Inc.	69,900	2,918,325
Great Plains Energy, Inc.	47,900	1,523,220

13

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Utilities (continued)
Hawaiian Electric Industries, Inc. (c)	44,400	$1,205,460
Idacorp, Inc. (c)	26,200	1,012,630
MDU Resources Group, Inc. (c)	99,450	2,549,898
National Fuel Gas Co. (c)	49,200	1,896,168
Northeast Utilities (c)	84,400	2,376,704
NSTAR (c)	58,600	2,013,496
Oklahoma Gas & Electric Co. (c)	53,700	2,148,000
Oneok, Inc.	60,700	2,617,384
Pepco Holdings, Inc. (c)	105,538	2,745,043
PNM, Inc.	42,050	1,307,755
Puget Energy, Inc.	63,300	1,605,288
Scana Corp.	64,200	2,607,804
Sierra Pacific Resources (b)	121,010	2,036,598
Vectren Corp.	41,700	1,179,276
Westar Energy, Inc. (c)	47,600	1,235,696
WGL Holdings, Inc. (c)	28,300	922,014
Wisconsin Energy Corp.	66,500	3,156,090
WPS Resources Corp.	24,300	1,312,928

		50,800,016

Waste Disposal (0.6%)
Republic Services, Inc.	67,100	2,728,956
Stericycle, Inc. (b) (c)	25,800	1,947,900

		4,676,857

Total Common Stocks		633,668,525

REPURCHASE AGREEMENTS (12.3%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, repurchase price $88,921,554, collateralized by U.S. Government Agency Mortgages with a market value of $90,647,611	$88,870,207	88,870,207

Total Repurchase Agreements		88,870,207

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (17.4%)
Alliance & Leicester Plc, Medium Term Note, 5.36%, 01/29/08 (d)	$2,500,000	$2,500,000
Allstate Life Global Funding Trust, Medium Term Note, 5.35%, 01/29/08 (d)	2,000,000	2,000,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 12/29/06, due 01/02/07, repurchase price $994,785, collateralized by U.S. Government Agency Mortgages with a market value of $1,014,089	994,205	994,205
Bank of Ireland, Medium Term Note, 5.38%, 12/29/08 (d)	9,999,050	9,999,050
CDC Financial Product, Inc., Master Note, 5.36%, 01/29/07 (d)	25,000,000	25,000,000
Citigroup Global Markets, Inc., Master Note, 5.38%, 01/05/07 (d)	15,000,000	15,000,000
Deutsche Bank London, Time Deposit, 5.34%, 06/01/07 (d)	7,500,000	7,500,000
Dexia Bank Paris, Time Deposit, 5.34%, 06/01/07 (d)	7,500,000	7,500,000
GE Life & Annuity, Funding Agreement, 5.45%, 01/29/08 (d)	3,500,000	3,500,000
Islandsbanki HF Corp., Medium Term Note, 5.42%, 03/22/07 (d)	5,000,000	5,000,000
Macquarie Bank Ltd., Medium Term Note, 5.37%, 01/29/08 (d)	24,998,963	24,998,963
Morgan Stanley, Master Note, 5.49%, 01/29/08 (d)	5,000,000	5,000,000
Tango Finance Corp, Medium Term Note, 5.39%, 10/15/07 (d)	1,999,610	1,999,610

14

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (continued)
Wachovia Bank NA, Bank Note, 5.37%, 10/02/08 (d)	$8,000,000	$8,000,000
Washington Mutual Bank FA CD, 5.32%, 02/20/07	6,000,000	6,000,000
West Corp. Federal Credit Union, Medium Term Note, 5.38%, 09/25/08 (d)	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		125,991,828

Total Investments (Cost $715,557,129) (a) — 117.4%		848,530,560
Liabilities in excess of other assets — (17.4)%		(125,824,260)

NET ASSETS — 100.0%		$722,706,300

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security

(c)	All or part of the security was on loan as of December 31, 2006.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2006. The maturity date represents the actual maturity date.

(e)	Securities pledged as collateral for futures contracts.

At December 31, 2006, the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contract	Expiration	Market Value Covered by Contracts	Unrealized Depreciation at 12/31/06
220	S&P Midcap 400 Future	03/16/07	$89,243,000	($1,360,658)

See notes to financial statements.

15

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Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $625,692,717)*	$758,666,148
Repurchase agreements, at cost and value	89,864,412

Total Investments	848,530,560

Deposits with brokers for futures	760,025
Interest and dividends receivable	798,622
Receivable for capital shares issued	1,228,318
Receivable for investments sold	283,211
Prepaid expenses	1,475

Total Assets	851,602,211

Liabilities:
Payable to custodian	238,938
Payable for investments purchased	1,169,318
Payable for capital shares redeemed	603,238
Payable for variation margin on futures contracts	608,850
Payable upon return of securities loaned	125,991,828
Accrued expenses and other payables:
Investment advisory fees	134,249
Fund administration and transfer agent fees	33,507
Distribution fees	4,619
Administrative servicing fees	64,178
Compliance program fees (Note 3)	6,494
Other	40,692

Total Liabilities	128,895,911

Net Assets	$722,706,300

Represented by:
Capital	$563,425,012
Accumulated net investment income (loss)	53,314
Accumulated net realized gain (losses) from investment and futures transactions	27,615,201
Net unrealized appreciation (depreciation) on investments and futures	131,612,773

Net Assets	$722,706,300

Net Assets:
Class I Shares	$548,012,004
Class II Shares	21,522,029
Class ID Shares	153,172,267

Total	$722,706,300

Shares outstanding (unlimited number of shares authorized):
Class I Shares	29,475,108
Class II Shares	1,161,545
Class ID Shares	8,239,842

Total	38,876,495

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):**
Class I Shares	$18.59
Class II Shares	$18.53
Class ID Shares	$18.59

*	Includes value of securities on loan of $122,890,450.
**	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$1,717,828
Dividend income	8,416,474
Income from securities lending	692,471

Total Income	10,826,773

Expenses:
Investment advisory fees	1,576,144
Fund administration and transfer agent fees	425,044
Distribution fees Class II Shares	56,141
Administrative servicing fees Class I Shares	896,429
Administrative servicing fees Class II Shares	15,879
Trustee fees	19,871
Compliance program fees (Note 3)	13,044
Other	162,714

Total expenses before earnings credit	3,165,266
Earnings credit (Note 5)	(2,682)

Net Expenses	3,162,584

Net Investment Income (Loss)	7,664,189

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	35,862,490
Net realized gains (losses) on futures	4,519,289

Net realized gains (losses) on investment and futures transactions	40,381,779
Net change in unrealized appreciation/depreciation on investments and futures	15,570,091

Net realized/unrealized gains (losses) on investments and futures	55,951,870

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$63,616,059

See notes to financial statements.

16

GARTMORE VARIABLE INSURANCE TRUST

GVIT MID CAP INDEX FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006		Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$7,664,189		$5,165,605
Net realized gains (losses) on investment and futures transactions	40,381,779		38,479,997
Net change in unrealized appreciation/depreciation on investments and futures	15,570,091		19,342,831

Change in net assets resulting from operations	63,616,059		62,988,433

Distributions to Class I shareholders from:
Net investment income	(6,407,875)		(5,598,423)
Net realized gains on investments	(7,900,961)		(33,105,906)
Distributions to Class II shareholders from:
Net investment income	(215,877)		(165,938)
Net realized gains on investments	(314,967)		(1,232,085)
Distributions to Class ID shareholders from:
Net investment income	(987,123	)(a)	—
Net realized gains on investments	(431,978	)(a)	—

Change in net assets from shareholder distributions	(16,258,781)		(40,102,352)

Change in net assets from capital transactions	77,498,024		27,123,873

Change in net assets	124,855,302		50,009,954
Net Assets:
Beginning of period	597,850,998		547,841,044

End of period	$722,706,300		$597,850,998

Accumulated net investment income (loss) at end of period	$53,314		$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$60,983,299		$79,176,649
Dividends reinvested	14,308,811		38,704,273
Cost of shares redeemed	(141,961,434)		(96,085,488)

	(66,669,324)		21,795,434

Class II Shares
Proceeds from shares issued	7,833,326		10,439,484
Dividends reinvested	530,844		1,398,020
Cost of shares redeemed	(9,757,506)		(6,509,065)

	(1,393,336)		5,328,439

Class ID Shares
Proceeds from shares issued	144,141,583	(a)	—
Dividends reinvested	1,419,101	(a)	—

	145,560,684		—

Change in net assets from capital transactions	$77,498,024		$27,123,873

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

17

GARTMORE VARIABLE INSURANCE TRUST

GVIT MID CAP INDEX FUND

Statements of Changes in Net Assets (continued)

	Year Ended December 31, 2006	Year Ended December 31, 2005
SHARE TRANSACTIONS:
Class I Shares
Issued	3,343,669	4,629,046
Reinvested	816,554	2,232,632
Redeemed	(7,882,260)	(5,715,331)

	(3,722,037)	1,146,347

Class II Shares
Issued	429,627	616,497
Reinvested	30,439	80,859
Redeemed	(541,778)	(381,900)

	(81,712)	315,456

Class ID Shares
Issued	8,160,118 (a)	—
Reinvested	79,724 (a)	—

	8,239,842	—

Total change in shares	4,436,093	1,461,803

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

18

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Mid Cap Index Fund

		Investment Activities:			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains (Losses)	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2002	$13.17	0.04	(2.05)	(2.01)	(0.04)	(0.10)	(0.14)	$11.02	(15.30%	)	$285,970	0.74%		0.37%		0.75%		0.36%		27.32%
Year Ended December 31, 2003	$11.02	0.06	3.75	3.81	(0.06)	(d )	(0.06)	$14.77	34.65%		$432,589	0.74%		0.49%		(g	)	(g	)	11.58%
Year Ended December 31, 2004	$14.77	0.09	2.23	2.32	(0.08)	(0.40)	(0.48)	$16.61	15.73%		$532,474	0.60%		0.62%		(g	)	(g	)	15.90%
Year Ended December 31, 2005	$16.61	0.16	1.82	1.98	(0.18)	(1.05)	(1.23)	$17.36	12.10%		$576,339	0.55%		0.93%		(g	)	(g	)	19.32%
Year Ended December 31, 2006	$17.36	0.21	1.48	1.69	(0.21)	(0.25)	(0.46)	$18.59	9.89%		$548,012	0.50%		1.17%		(g	)	(g	)	13.76%

Class II Shares
Period Ended December 31, 2002(c)	$13.64	0.02	(2.53)	(2.51)	(0.03)	(0.10)	(0.13)	$11.00	(18.44%	)(e)	$1,232	0.96%	(f)	0.25%	(f)	(g	)	(g	)	27.32%
Year Ended December 31, 2003	$11.00	0.03	3.74	3.77	(0.04)	(d )	(0.04)	$14.73	34.30%		$8,049	0.98%		0.27%		(g	)	(g	)	11.58%
Year Ended December 31, 2004	$14.73	0.07	2.22	2.29	(0.06)	(0.40)	(0.46)	$16.56	15.50%		$15,367	0.78%		0.45%		(g	)	(g	)	15.90%
Year Ended December 31, 2005	$16.56	0.13	1.81	1.94	(0.15)	(1.05)	(1.20)	$17.30	11.90%		$21,512	0.72%		0.76%		(g	)	(g	)	19.32%
Year Ended December 31, 2006	$17.30	0.19	1.47	1.66	(0.18)	(0.25)	(0.43)	$18.53	9.74%		$21,522	0.66%		1.01%		(g	)	(g	)	13.76%

Class ID Shares
Period Ended December 31, 2006(h)	$18.88	0.16	(0.01)	0.15	(0.19)	(0.25)	(0.44)	$18.59	0.94%	(e)	$153,172	0.31%	(f)	1.38%	(f)	(g	)	(g	)	13.76%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(d)	The amount is less than $0.005.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee waivers/reimbursements during the period.

(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”), Great West Life & Annuity Insurance Company and First Great West Life & Annuity Insurance Company have purchased shares of the GVIT Mid Cap Index Fund (the “Fund”), (formerly “Dreyfus GVIT Mid Cap Index Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$122,890,450	$125,991,828

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management, LLC., the Fund’s subadviser (the “subadviser”).

The subadviser manages the Fund’s investments and has responsibility for making all investment decisions for the Fund. Effective September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) and BlackRock, Inc. (“BlackRock”) completed a transaction involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (“FAM”), to create a new BlackRock, an independent company. Prior to September 29, 2006, FAM was the subadviser for the Funds. Prior to May 1, 2006, the Fund’s subadviser was the Dreyfus Corporation.

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2006:

Fee Schedule	Total Fees
$0 up to $1.5 billion	0.22%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.20%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $521,505 for the year ended December 31, 2006.

NWD Management & Research Trust and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 0.32% until at least May 1, 2007. NWD Management & Research Trust may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NWD Management & Research Trust, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NWD Management & Research Trust is not permitted.

As of the year ended December 31, 2006, there were no reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

24

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2006, Nationwide Financial Services received $796,486 in Administrative Services Fees from the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $13,044.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $84,841,754 and sales of $89,042,486.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

25

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
2006	$8,035,816	$8,222,965	$16,258,781	$16,258,781
2005	$7,011,434	$33,090,918	$40,102,352	$40,102,352

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$2,067,757	$36,420,180	$38,487,937	$120,793,351	$159,281,288

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$727,737,209	$151,113,710	$(30,320,359)	$120,793,351

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

26

Report of Independent Registered Public

Accounting Firm	GVIT Mid Cap Index Fund

To the Board of Trustees and Shareholders of Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap Index Fund) (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

27

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2006, the Fund paid 60% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $8,222,965 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

30

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

31

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

32

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

Gartmore GVIT Developing Markets Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GDM (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, willcontinue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT Developing Markets Fund

For the annual period ended Dec. 31, 2006, the Gartmore GVIT Developing Markets Fund (Class II at NAV) returned 34.57% versus 32.59% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 33 funds as of Dec. 31, 2006) was 32.65%.

Developing markets in general enjoyed a strong final quarter of 2006 that capped an excellent year. These markets outperformed the developed markets of the United States, Europe and Japan both during the fourth quarter and for the year as a whole. Increasingly positive U.S. data suggested that the world’s largest economy and the major export market for many developing countries would most likely experience a soft landing — a rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation —in 2007, supporting investors’ appetite for risk. In addition, falling interest rates in the U.S. boosted markets. Thailand’s imposition, then partial removal, of capital controls had little impact on developing markets in general, although Thai shares fell sharply and rebounded just as quickly after the government’s U-turn. China performed particularly strongly toward the end of the fourth quarter, driven by tax reforms and the continued strength of the economy.

Strong stock selection in several countries — particularly Brazil, China and India — proved to be the main driver of Fund performance during the reporting period. The Fund also benefited from positive stock selection in sectors such as materials, financials and consumer discretionary. In terms of individual stocks, a considerable overweight versus the benchmark in Lojas Renner S.A., a Brazilian chain of clothing stores, added the most value to the Fund. Lojas Renner has been one of the prime beneficiaries of the drop in interest rates that took place in Brazil in 2006. Fund performance also was supported by an off-Index position in The India Cements Ltd.; the company benefited from booming demand, which pushed up prices for its products, boosting profitability. Another off-Index position, in Indian telecommunications provider Bharti Airtel Ltd., also added considerable value to the Fund. Bharti Airtel, one of India’s leading mobile operators, exceeded expectations; growth in subscriber numbers translated into higher earnings for the company.

Stock selection in the underperforming South Korean market and in the industrials sector detracted from Fund performance. Specifically, Fund holding Hite Brewery Co. Ltd., South Korea’s largest brewer, reported disappointing earnings; in addition, ITC Ltd., the Indian tobacco-to-paper group, fell on concerns that the company will post lower earnings as competition in its domestic market grows.

We hold a positive view about the long-term outlook for developing markets. Structural reforms and robust economic growth, which is increasingly supported by domestic demand as well as exports, is likely to continue supporting equities in these markets. After a very strong run, however, we would not be surprised to see developing markets experience some volatility in the near term.

PORTFOLIO MANAGER: Christopher Palmer, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing

3

Gartmore GVIT Developing Markets Fund

any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management

& Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Funds’ respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance

GVIT Developing Markets Fund

Average Annual Total Return1

(For Periods Ended December 31, 2006)

	One year	Five years	Ten years[2]
Class II2	34.57%	25.05%	7.60%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore GVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore GVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore Developing GVIT Markets Fund, Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	GVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Developing Markets Fund
Class II	Actual		$1,000.00	$1,267.00	$9.66	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.68	$8.63	1.69%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

(1)	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	GVIT Developing Markets Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	91.7%
Participation Notes	6.9%
Repurchase Agreements	0.4%
Foreign Bond	0.0%
Other assets in excess of liabilities	1.0%

100.0%

Top Holdings*
Samsung Electronics Co., Ltd.	3.7%
Gazprom ADR	2.8%
Bharti Airtel PNote, 0.00%, 04/27/07	2.7%
Shimao Property Holdings Limited	2.5%
Companhia Vale do Rio Doce Pref, Class A	2.3%
Petroleo Brasileiro SA ADR	2.1%
Lojas Renner SA	2.0%
America Movil SA de CV ADR	2.0%
Surgutneftgaz ADR	1.9%
RAO Unified Energy System GDR	1.9%
Other	76.1%

100.0%

Top Industries
Oil & Gas	12.4%
Telecommunications	10.0%
Banking	9.1%
Electronics	5.9%
Retail	5.2%
Steel	4.4%
Metals & Mining	3.7%
Financial Services	3.5%
Insurance	3.0%
Construction	2.6%
Other	40.2%

100.0%

Top Countries
Korea	12.9%
Brazil	12.2%
Russia	11.3%
Hong Kong	11.2%
Taiwan	9.6%
South Africa	6.8%
Mexico	6.7%
India	6.2%
China	4.3%
Indonesia	3.3%
Other	15.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (91.7%)
ARGENTINA (1.2%)
Steel (1.2%)
Tenaris SA ADR	87,100	$4,345,419

BRAZIL (12.2%)
Banking (2.1%)
Banco Bradesco SA (b)	1,896	74,730
Banco Bradesco SA Pref	88,700	3,593,700
Unibanco GDR	44,700	4,155,312

		7,823,742

Brewery (1.0%)
Ambev Cia Bebid Pref	7,289,500	3,598,623

Cellular Telecommunications (0.9%)
Tim Participacoes ADR	98,800	3,420,456

Construction (0.5%)
Companhia de Consessoes Rodoviarias	130,738	1,766,647

Insurance (1.2%)
Porto Seguro SA	137,600	4,316,837

Metals & Mining (2.3%)
Companhia Vale do Rio Doce Pref, Class A	327,834	8,307,175

Oil & Gas (2.2%)
Petroleo Brasileiro SA	29,200	745,250
Petroleo Brasileiro SA ADR	73,734	7,593,865

		8,339,115

Retail (2.0%)
Lojas Renner SA	514,500	7,398,197

		44,970,792

CHINA (4.3%)
Banking (1.0%)
Industrial & Commercial Bank of China (b)	5,694,000	3,536,009

Building Products (1.6%)
Anhui Conch Cement Co., Ltd. (c)	1,766,200	5,883,325

Electric Products (0.2%)
Zhuzhou Csr Times Electric Co., Ltd. (b)	531,000	734,608

Shares or Principal Amount		Value

COMMON STOCKS (continued)
CHINA (continued)
Oil & Gas (1.5%)
PetroChina Co., Ltd. (c)	3,987,000	$5,619,621

		15,773,563

CZECH REPUBLIC (1.5%)
Electric Utility (1.5%)
CEZ AS (c)	117,600	5,392,518

EGYPT (1.2%)
Telecommunications (1.2%)
Orascom Telecom Holding GDR SAE (c)	67,100	4,418,910

HONG KONG (11.2%)
Apparel Accessories & Luxury Goods (0.5%)
Ports Design Limited (c)	882,000	1,926,901

Electric Utility (1.0%)
China Resources Power Holdings Co., Ltd. (c)	2,425,800	3,657,489

Entertainment (0.1%)
Melco Pbl Entertainment (Macau) Limited ADR (b)	18,300	389,058

Health Care Products (0.4%)
Hengan International Group C., LTD. (c)	562,000	1,391,464

Insurance (1.8%)
China Life Insurance Co., Ltd.	1,963,100	6,701,249

Oil & Gas (2.2%)
China Petroleum & Chemical Corp. (c)	6,946,000	6,435,289
CNPC Hong Kong Ltd. (c)	2,900,000	1,597,373

		8,032,662

Real Estate Development (2.6%)
Shimao Property Holdings Limited (b) (c)	4,788,500	8,938,428

Telecommunications (1.8%)
China Mobile (Hong Kong) Ltd. (c)	766,300	6,605,977

Transportation (0.8%)
Pacific Basin Shipping Ltd. (c)	4,844,000	3,044,997

		40,688,225

8

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GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Hungarian Oil and Gas Nyrt. (c)	25,000	$2,830,645

INDIA (1.3%)
Application Software (1.3%)
Satyam Computer Services Ltd. ADR	190,500	4,573,905

INDONESIA (3.3%)
Automobile (1.3%)
PT Astra International Inc (c)	2,518,500	4,403,947

Banking (1.0%)
PT Bank Internasional Indonesia Tbk (c)	141,543,300	3,816,290

Telecommunications (1.0%)
PT Telekomunikasi Indonesia (c)	3,297,056	3,719,176

		11,939,413

KAZAKHSTAN (1.2%)
Banking & Finance (0.6%)
Kazkommertsbank (b)	88,300	2,057,390

Mining (0.6%)
Kazakhgold Group Ltd. GDR (b)	119,141	2,353,035

		4,410,425

KOREA (12.9%)
Banking (2.2%)
Industrial Bank of Korea (b) (c)	290,100	5,325,735
Kookmin Bank ADR	37,100	2,991,744

		8,317,479

Construction (2.1%)
Hanjin Heavy Industries & Construction Co., Ltd. (b) (c)	106,800	3,471,392
Hyundai Development Co. (b)	69,000	4,216,461

		7,687,853

Shares or Principal Amount		Value

COMMON STOCKS (continued)
KOREA (continued)
Electronics (3.6%)
Samsung Electronics Co., Ltd. (c)	20,590	$13,514,484
Samsung Electronics Co., Ltd. GDR	2	509

		13,514,993

Financial Services (0.8%)
Hana Financial Group, Inc. (c)	53,137	2,792,415

Metals (1.0%)
Korea Zinc Co., Ltd. (c)	34,800	3,691,340

Retail (1.1%)
Lotte Shopping Co., Ltd. GDR (b)	189,051	3,847,188

Steel (1.0%)
POSCO (c)	11,100	3,671,415

Tobacco (1.1%)
KT&G Corp. (b)	65,200	3,963,206

		47,485,889

MALAYSIA (2.1%)
Agriculture (0.9%)
IOI Corporation Berhad (c)	638,200	3,329,211

Casino & Gambling (0.2%)
Genting Berhad (c)	63,700	595,801

Foreign Banking (1.0%)
Bumiputra Commerce Holdings Bhd (c)	1,617,800	3,546,523

		7,471,535

MEXICO (6.7%)
Brewery (0.9%)
Fomento Economico Mexicano, S.A.B. de C.V. ADR	27,000	3,125,520

Financial Services (1.5%)
Grupo Financiero Banorte SA de CV	1,418,134	5,549,049

Retail (1.4%)
Wal-Mart de Mexico SA de CV	1,186,300	5,223,237

9

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GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
MEXICO (continued)
Steel (0.9%)
Industrias CH SA (b)	738,200	$3,148,377
Telecommunications (2.0%)
America Movil SA de CV ADR	160,600	7,262,331

		24,308,514

PAKISTAN (0.1%)
Banking (0.1%)
MCB Bank Ltd. GDR (b)	14,018	252,324

PERU (0.6%)
Metals & Mining (0.6%)
Compania de Minas Buenaventura SA ADR	83,900	2,354,234

RUSSIA (11.3%)
Automobile Manufacturers (0.8%)
JSC Severstal-Avto (c)	102,480	3,091,754

Cellular Telecommunications (1.2%)
Mobile Telesystems ADR	87,200	4,376,568

Commercial Banks (1.6%)
Sberbank RF (c)	1,720	5,921,466

Metals (1.0%)
Chelyabinsk Zink Plant BRD (b)	3,900	585,000
Norilsk Nickel ADR	19,900	3,144,200

		3,729,200

Oil & Gas (4.8%)
Gazprom ADR (c)	223,900	10,310,595
Surgutneftgaz ADR	90,300	6,953,100

		17,263,695

Utilities (1.9%)
RAO Unified Energy System GDR	62,140	6,810,544

		41,193,227

SOUTH AFRICA (6.8%)
Banking (1.0%)
Absa Group Ltd. (c)	212,598	3,784,268

Diversified Operations (1.1%)
Barloworld Ltd. (c)	166,064	3,882,806

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SOUTH AFRICA (continued)
Hospital Management & Services (1.0%)
Network Healthcare Holdings, Ltd. (b) (c)	1,816,500	$3,575,555

Metals & Mining (0.8%)
Anglo Platinum Limited (c)	25,000	3,051,974

Oil & Gas (0.9%)
Sasol Ltd. (c)	90,353	3,331,659

Retail (0.7%)
Truworths International Ltd. (c)	592,300	2,707,415

Telecommunications (1.3%)
MTN Group Ltd. (c)	350,563	4,258,327

		24,592,004

TAIWAN (9.6%)
Building Products (0.9%)
Taiwan Cement Corp. (c)	3,485,835	3,143,382

Chemicals (0.8%)
Taiwan Fertilizer Co., Ltd. (c)	1,571,000	2,997,257

Circuit Boards (1.7%)
Nan YA Printed Circuit Board Corp. (c)	440,000	3,032,916
Unimicron Technology Corp. (c)	2,353,770	3,221,752

		6,254,668

Computers (1.5%)
Asustek Computer, Inc. (c)	500	1,366
Hon Hai Precision Industry Co., Ltd. (c)	772,200	5,495,128

		5,496,494

Electronics (2.1%)
Delta Electronics, Inc. (c)	958,000	3,077,084
MediaTek, Inc. (c)	466,900	4,809,025

		7,886,109

Financial Services (1.2%)
Shin Kong Financial Holding Co., Ltd. (c)	3,925,112	4,217,553

10

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GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
TAIWAN (continued)
Semiconductors (1.4%)
Siliconware Precision Industries Co. (c)	2,178,000	$3,403,319
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	764,000	1,568,872

		4,972,191

		34,967,654

THAILAND (1.1%)
Mining (1.1%)
Banpu Public Co. Ltd.	772,200	4,039,775

TURKEY (1.0%)
Banking (1.0%)
Turkiye Vakiflar Bankasi (c)	764,743	3,550,957

VENEZUELA (1.3%)
Steel (1.3%)
Ternium SA-sponsored ADR (b)	154,100	4,556,737

Total Common Stocks		334,116,665

FOREIGN BOND (0.0%)
BRAZIL (0.0%)
Metals & Mining (0.0%)
Comp Vale do Rio Doce, 0.00%, 09/29/49 (d)	20,000	0

Total Foreign Bond		0

PARTICIPATION NOTES (6.9%)
INDIA (6.2%)
Automotive (1.0%)
Tata Motors Ltd., 0.00%, 09/14/07	179,200	3,646,720

Building Materials (1.4%)
India Cements Ltd., 0.00%, 01/06/11 (b)	962,699	5,111,932

Petrochemicals (1.1%)
Reliance Industries Ltd., 0.00%, 03/09/09	140,966	4,045,724

Shares or Principal Amount		Value

PARTICIPATION NOTES (continued)
INDIA (continued)
Telecommunications (2.7%)
Bharti Airtel PNote, 0.00%, 04/27/07 (b)	698,800	$9,943,924

		22,748,300

PAKISTAN (0.7%)
Banking (0.7%)
Muslim Commercial Bank Ltd. 0.00%, 09/22/09	604,400	2,441,776

Total Participation Notes		25,190,076

Repurchase Agreements (0.4%)
Nomura Securities, 5.20%, dated 12/29/06, due 01/02/07, Repurchase price $1,280,619, collateralized by U.S. Government Agency Mortgages with a market value of $1,305,478	$1,279,880	1,279,880

Total Repurchase Agreements		1,279,880

Total Investments (Cost $281,810,129) (a) — 99.0%		360,586,621
Other assets in excess of liabilities — 1.0%		3,646,769

NET ASSETS — 100.0%		$364,233,390

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

(d)	Illiquid Security.

Securities denominated in foreign currencies are shown at the U.S. dollar cost and value.

ADR	American Depository Receipt

GDR	Global Depository Receipt

See notes to financial statements.

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GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $280,530,249)	$359,306,741
Repurchase agreements, at cost and value	1,279,880

Total Investments	360,586,621

Foreign currencies, at value (cost $1,623,123)	1,617,860
Interest and dividends receivable	481,727
Receivable for capital shares issued	663,491
Receivable for investments sold	2,294,284
Reclaims receivable	6,689
Prepaid expenses	1,220

Total Assets	365,651,892

Liabilities:
Payable to custodian	370,750
Payable for capital shares redeemed	6,821
Unrealized depreciation on spot contracts	641
Accrued expenses and other payables:
Investment advisory fees	851,956
Fund administration and transfer agent fees	19,978
Distribution fees	75,545
Administrative servicing fees	64,506
Compliance program fees (Note 3)	2,690
Other	25,615

Total Liabilities	1,418,502

Net Assets	$364,233,390

Represented by:
Capital	$243,055,667
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	42,405,670
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	78,772,053

Net Assets	$364,233,390

Net Assets:
Class II Shares	$364,233,390

Shares outstanding (unlimited number of shares authorized):
Class II Shares	23,228,388

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):*
Class II Shares	$15.68

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2006

Investment Income:
Interest income	$329,645
Dividend income (net of foreign withholding tax of $653,740)	7,143,164

Total Income	7,472,809

Expenses:
Investment advisory fees	3,528,048
Fund administration and transfer agent fees	232,254
Distribution fees Class II Shares	840,007
Administrative servicing fees Class II Shares	706,316
Trustee fees	14,366
Compliance program fees (Note 3)	5,680
Other	244,764

Total expenses before earnings credit	5,571,435
Earnings credit (Note 5)	(895)

Net Expenses	5,570,540

Net Investment Income (Loss)	1,902,269

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investment transactions	60,136,673
Net realized gains (losses) on foreign currency transactions	(354,560)

Net realized gains (losses) on investment and foreign currency transactions	59,782,113
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,140,026

Net realized/unrealized gains (losses) on investments and foreign currencies	85,922,139

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,824,408

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$1,902,269	$1,111,404
Net realized gains (losses) on investment and foreign currency transactions	59,782,113	30,881,690
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,140,026	27,644,222

Change in net assets resulting from operations	87,824,408	59,637,316

Distributions to Class II shareholders from:
Net investment income	(1,897,486)	(1,197,279)
Net realized gains on investments	(27,353,923)	(29,349,917)

Change in net assets from shareholder distributions	(29,251,409)	(30,547,196)

Change in net assets from capital transactions	(7,391,212)	89,063,147

Change in net assets	51,181,787	118,153,267
Net Assets:
Beginning of period	313,051,603	194,898,336

End of period	$364,233,390	$313,051,603

Accumulated net investment income (loss) at end of period	$—	$(35,233)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$186,785,562	$193,005,165
Dividends reinvested	29,251,395	30,547,170
Cost of shares redeemed	(223,428,169)	(134,489,188)

Change in net assets from capital transactions	$(7,391,212)	$89,063,147

SHARE TRANSACTIONS:
Class II Shares
Issued	12,880,559	16,020,981
Reinvested	2,483,481	2,877,677
Redeemed	(16,135,650)	(11,368,242)

Total change in shares	(771,610)	7,530,416

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Developing Markets Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover
Class II Shares
Year Ended December 31, 2002	$7.22	0.03	(0.73)	(0.70)	(0.01)	—	(0.01)	$6.51	(9.68%	)	$75,321	1.60%	0.44%	1.68%		0.36%		97.00%
Year Ended December 31, 2003(b)	$6.51	0.06	3.83	3.89	(0.01)	—	(0.01)	$10.39	59.70%		$165,601	1.64%	0.75%	1.80%		0.60%		167.45%
Year Ended December 31, 2004	$10.39	0.07	1.90	1.97	(0.06)	(0.47)	(0.53)	$11.83	19.78%		$194,898	1.78%	0.69%	(c	)		(c)	167.98%
Year Ended December 31, 2005	$11.83	0.07	3.17	3.24	(0.07)	(1.96)	(2.03)	$13.04	31.52%		$313,052	1.77%	0.49%	(c	)		(c)	157.77%
Year Ended December 31, 2006	$13.04	0.08	3.96	4.04	(0.08)	(1.32)	(1.40)	$15.68	34.57%		$364,233	1.65%	0.57%	(c	)		(c)	133.28%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Upon reorganization on June 23, 2003, the existing shares of the Fund were designated Class II shares.

(c)	There were no fee reductions during the period.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, the separate accounts of American Skandia Life Insurance Corporation, Peoples Benefit Life Insurance Company, a subsidiary of Aegon, Canada Life Assurance Company, Transamerica Financial Life Insurance Company, Fortis Benefits, and First Great West Life & Annuity Insurance Company have purchased shares of the Gartmore GVIT Developing Markets Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser,

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2006, the Fund did not have securities on loan.

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, NWD Management & Research Trust provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Beginning September 29, 2006, Gartmore Global Partners is no longer affiliated with the adviser.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NWD Management & Research Trust and the subadviser is as follows for the year ended December 31, 2006:

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Base Management Fee	Total Fees
Up to $500 million	1.05%
$500 million up to $2 billion	1.00%
$2 billion or more	0.95%

From such fees, pursuant to the subadvisory agreement, NWD Management & Research Trust paid the subadviser $1,764,024 for the year ended December 31, 2006.

Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI Emerging Markets Free Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class II shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/-0.02%
+/- 2 percentage point	+/-0.04%
+/- 3 percentage point	+/-0.06%
+/- 4 percentage point	+/-0.08%
+/- 5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NWD Management & Research Trust and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.40% until at least May 1, 2007. NWD Management & Research Trust may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NWD Management & Research Trust, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NWD Management & Research Trust is not permitted.

As of the year ended December 31, 2006, there were no reimbursements for the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

this Agreement are calculated based on the Trust’s average daily net assets according to the following fee schedule. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $5,680.

4. Investment Transactions

For the year ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $436,715,864 and sales of $451,463,667.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2006, and December 31, 2005 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
2006	$19,447,895	$9,803,514	$29,251,409	$29,251,409
2005	$16,965,413	$13,581,783	$30,547,196	$30,547,196

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Earnings (Deficit)
$ 26,949,039	$30,654,297	$57,603,336	$(13,483,432)	$77,057,819	$121,177,723

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 283,524,363	$79,387,088	$(2,324,830)	$77,062,258

As of December 31, 2006, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Montgomery Emerging Markets Fund	3,370,858	2007
Montgomery Emerging Markets Fund	6,741,716	2009
Montgomery Emerging Markets Fund	3,370,858	2010

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

22

Report of Independent Registered Public

Accounting Firm	GVIT Developing Markets Fund

To the Board of Trustees and Shareholders of Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Developing Markets Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

SUPPLEMENTAL INFORMATION

December 31, 2006

1. Other Federal Tax Information (Unaudited)

The Fund designates $9,803,514 as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.03 per share of foreign source income.

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

GVIT International Index Fund

AnnualReport

| December 31, 2006

Contents

8	Statement of Investments

32	Statement of Assets and Liabilities

33	Statement of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

37	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.

Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

AR-GIIX (2/07)

Message to Shareholders

December 31, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. However, all of the mutual funds advised by NWD Investments will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds. As a result, investors in funds that include foreign exposure can expect “business as usual.”

Second, Nationwide’s sale of NWD’s retail mutual fund operations to its affiliate, Nationwide Financial Services Inc. - a transaction publicly announced on Dec. 21, 2006 -is expected to close on or about April 30, 2007. Let me emphasize that it’s our intention to maintain as much continuity as possible with key portfolio managers, analysts and other core personnel. Let us know if you have questions or concerns during the transition period, and we will do our best to address them in a timely manner.

There have also been some changes in senior management. I joined the firm as transition manager this past October, and I began serving as president and chief executive officer on Dec. 15, 2006, when former president Paul Hondros left the company to pursue other opportunities. My experience in the mutual fund business runs deep. Before joining the company, I served as chairman and CEO of another Philadelphia-area mutual fund company, and I have been either working for or consulting with asset management and mutual fund companies for nearly my entire professional career.

One of the people I’m counting on to help me in my new role is Rich Fonash, who recently was promoted to Chief Investment Officer-U.S. equities. Rich will continue to serve as Chief Operating Officer of Investments for the company’s U.S. equity division, overseeing the firm’s investment management operations.

Lastly, as a shareholder, you will be receiving a proxy statement in the mail in March and I urge you to vote on the proposal(s) related to your Fund(s). Your vote is important. The various factors that the Board of Trustees considered in making these decisions are described in the proxy statement. Please carefully read the proxy statement and complete and return the enclosed proxy card(s) promptly in order to avoid the need for additional solicitations. If you are eligible to vote by telephone or through the Internet, you may do so according to the instructions enclosed with the proxy statement. Please keep in mind that whether you vote by mail, phone, or Internet, your instructions must be received by the Trust or its proxy agent by the date of the meeting, which is scheduled for April 23, 2007.

The Funds have a bright future ahead, and I’d like to reassure you once again that one of my top priorities is to maintain continuity with our distinguished past and to preserve those qualities that initially attracted you to our fund company. As always, we appreciate your confidence in Gartmore Funds, and we look forward to continuing in our role as faithful stewards of your investment capital.

John H. Grady

President and Chief Executive Officer

Gartmore Funds

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly-owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly-owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Fund’s advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management Ltd. (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

2

Gartmore GVIT International Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P., the Fund’s subadviser, to create new BlackRock Investment Management, LLC.

For the annual period ended Dec. 31, 2006, the GVIT International Index Fund (Class II at NAV) returned 9.57% versus 10.52% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Growth Funds (consisting of 62 funds, both index and actively managed, as of Dec. 31, 2006) was 8.52%.

Value stocks outperformed growth stocks within the international markets in 2006, with the MSCI EAFE Value Index advancing 30.38% versus the 22.33% return of the MSCI EAFE Growth Index during the reporting period.

At the end of 2006, two major themes influenced the international equity markets. First, the bull market persisted. Second, the more cyclical markets, on average, continued to outperform, with particularly strong returns coming from emerging markets. Japan remained an underperformer in relation to other global markets, notwithstanding a significant bounce in the latter half of the quarter.

Each sector of the MSCI EAFE Index posted significant gains in 2006. The best performers included utilities, materials, telecommunications services and consumer staples. Although the energy and health-care sectors finished the year in positive territory, they recorded the smallest advances. The performance leaders on the country level were Spain, Portugal, Ireland, Singapore and Norway; Japan was the only market within the MSCI EAFE Index that failed to achieve a double-digit percentage gain.

The rate of global economic growth peaked during the spring of 2006 and continued to moderate during the fourth quarter. The rate remained fairly robust, hovering at or slightly above the long-term trend rate. During the reporting period, the global economy reflected not only the boom conditions that characterized the start of the year but also the moderate (rather than abrupt) slowdown. Economic conditions in Asia remained mixed, while continental Europe and the United Kingdom exhibited only limited signs of a slowdown—even after enough time had passed for the effects of a weaker U.S. economy to take hold.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the international equity bull market since 2003. Although the rate of upgrading has slowed from the exceptionally strong rates seen in previous years, recent news from the major corporate sectors has generally been upbeat. Earnings overall came in ahead of expectations in the latest earnings rounds in Europe, Japan and the United States, supporting the rally in equities during recent months.

Headline inflation rates in many countries have fallen sharply in recent months following the decline in oil prices. In addition, central banks have been less active. Fewer tightening measures have been enacted in Asia, with the exception of India, which recently saw a rise in reserve requirements.

We expect monetary policy moves by central banks to be less aggressive in 2007, particularly if growth and inflation do not diverge significantly from levels with which policymakers are content. We believe that slightly higher interest rates will be seen in the European, Japanese and U.K. markets. We anticipate greater diversity in the emerging markets, including some bias to tightening in India and China, for example, but we foresee further rate declines occurring in Brazil.

In our view, smaller increases in corporate profits are likely in 2007, reflecting a more moderate growth background, greatly diminished scope for added widening in profit margins and less of a tailwind from rising commodity prices. Aggregate profits growth rates could drop to single digits, levels significantly lower than the 30% annualized average achieved since 2003.

Portfolio Managers: BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved. Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of

3

Gartmore GVIT International Index Fund (continued)

these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by NWD Investments. All opinions and estimates included in this report constitute NWD Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds are advised by Gartmore Mutual Fund Capital Trust (GMFCT) and Gartmore Morley Capital Management, Inc. (GMCM). GMFCT and GMCM are wholly owned subsidiaries of NWD Investment Management, Inc., a holding company which is an indirect, majority-owned subsidiary of NWD Management & Research Trust. NWD Management & Research Trust, which is a registered investment adviser, Nationwide Mutual Insurance Company and Nationwide Financial Services are wholly owned subsidiaries of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

NWD Investments is the asset management arm of Nationwide Mutual Insurance Company and includes the Funds’ advisers and distributor.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

This report is for informational purposes only. It does not constitute investment advice and should not be relied upon as a recommendation with respect to the purchase or sale of any security.

On February 2, 2007, Nationwide Corporation (“Nationwide Corp.”), the parent company of GMFCT, entered into a purchase agreement (“Purchase Agreement”) with Nationwide Financial Services, Inc. (“NFS”), under which NFS will purchase GMFCT (and certain related entities) from Nationwide Corp. NFS is a majority-owned subsidiary of Nationwide Corp. and is thus already affiliated with GMFCT. The purchase of GMFCT by NFS may be deemed to constitute a change of control, terminating GMFCT’s existing investment advisory agreements with the Trust. The Board of Trustees of the Trust has approved new investment advisory agreements with GMFCT with respect to the Funds, which are identical to the existing investment advisory agreements in all material respects. The new investment advisory agreements with GMFCT are subject to the approval of the Fund’s respective shareholders. Upon approval by shareholders, these will take effect upon the closing of the sale of GMFCT to NFS, currently anticipated to close during the second quarter of 2007.

4

Fund Performance	Gartmore GVIT International Index Fund

Average Annual Total Return1

(For Period Ended December 31, 2006)

Inception[2]
Class II	9.57
Class VI	9.42
Class VII	9.26
Class VII	9.30
Class ID	9.83
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT International Index Fund, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index as a whole.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

5

Shareholder

Expense Example	Gartmore GVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

December 31, 2006

			Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period*	Annualized Expense Ratio*
International Index Fund
Class II	Actual		$1,000.00	$1,143.60	$4.11	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.88	0.76%
Class VI	Actual		$1,000.00	$1,143.20	$4.05	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%
Class VII	Actual		$1,000.00	$1,141.10	$5.23	0.97%
	Hypothetical	[1]	$1,000.00	$1,020.31	$4.95	0.97%
Class VIII	Actual		$1,000.00	$1,141.90	$4.75	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.76	$4.49	0.88%
Class ID	Actual		$1,000.00	$1,145.70	$2.00	0.37%
	Hypothetical	[1]	$1,000.00	$1,023.33	$1.89	0.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

6

Portfolio Summary

December 31, 2006	Gartmore GVIT International Index Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	93.3%
Mutual Fund	3.8%
Repurchase Agreements	0.7%
Other assets in excess of liabilities	2.2%

100.0%

Top Holdings*
iShares MSCI EAFE Index Fund	3.8%
BP PLC	1.6%
HSBC Holdings PLC	1.5%
Toyota Motor Corp.	1.4%
Total SA	1.1%
GlaxoSmithKline PLC	1.1%
Nestle SA	1.1%
Vodafone Group PLC	1.0%
Novartis AG	1.0%
Roche Holding AG	1.0%
Other	85.4%

100.0%

Top Industries
Banks	16.0%
Oil & Gas	6.8%
Telecommunications	6.2%
Pharmaceuticals	6.0%
Insurance	5.0%
Electric	4.1%
Food	3.9%
Finance Services	3.6%
Auto Manufacturers	3.2%
Real Estate	2.4%
Other	42.8%

100.0%

Top Countries
Japan	21.2%
United Kingdom	21.0%
France	9.0%
Germany	6.9%
Switzerland	6.6%
Australia	5.0%
Netherlands	4.5%
Spain	3.8%
Italy	3.6%
Sweeden	2.5%
Other	15.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

7

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006

Shares or Principal Amount		Value

COMMON STOCKS (93.3%)
AUSTRALIA (5.0%)
Airlines (0.0%)
Qantas Airways Ltd. (c)	5,193	$21,398

Apparel (0.0%)
Billabong International Ltd. (c)	219	3,002

Banks (1.4%)
Australia & New Zealand Banking Group Ltd. (c)	6,679	148,195
Commonwealth Bank of Australia (c)	4,450	173,237
National Australia Bank Ltd. (c)	5,670	180,456
Westpac Banking Corp. (c)	6,841	130,486

		632,374

Beverages (0.1%)
Coca-Cola Amatil Ltd. (c)	2,629	16,066
Foster’s Group Ltd. (c)	8,094	44,124
Lion Nathan Ltd. (c)	249	1,598

		61,788

Building Materials (0.1%)
Boral Ltd. (c)	1,323	7,930
CSR Ltd. (c)	4,558	13,472
Rinker Group Ltd. (c)	3,618	51,207

		72,609

Commercial Services (0.2%)
ABC Learning Centres Ltd. (c)	1,682	11,119
Brambles Ltd. (b) (c)	2,893	28,752
Brambles Ltd. (b) (c)	3,965	39,990
Transurban Group (c)	3,683	22,108

		101,969

Computers (0.0%)
Computershare Ltd. (c)	995	6,956

Engineering & Construction (0.1%)
Downer EDI Ltd. (c)	499	2,747
Leighton Holdings Ltd. (c)	216	3,440
Macquarie Airports (c)	3,560	10,094
Multiplex Group (c)	2,807	8,817
WorleyParsons Ltd. (c)	358	6,010

		31,108

Entertainment (0.1%)
Aristocrat Leisure Ltd. (c)	916	11,450
TABCorp. Holdings Ltd. (c)	1,644	21,829

		33,279

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Finance Services (0.2%)
Australian Stock Exchange Ltd. (c)	774	$23,249
Babcock & Brown Ltd. (c)	687	13,382
Challenger Financial Services Group Ltd. (c)	2,908	9,419
Macquarie Bank Ltd. (c)	873	54,245
Perpetual Ltd. (c)	50	3,076

		103,371

Food (0.2%)
Goodman Fielder Ltd. (c)	1,597	2,793
Woolworths Ltd. (c)	3,879	73,043

		75,836

Forest Products & Paper (0.0%)
PaperlinX Ltd. (c)	298	920

Healthcare (0.0%)
Cochlear Ltd. (c)	107	4,882
Sonic Healthcare Ltd. (c)	475	5,569

		10,451

Insurance (0.3%)
AMP Ltd. (c)	6,185	49,123
AXA Asia Pacific Holdings Ltd. (c)	2,045	11,718
Insurance Australia Group Ltd. (c)	6,521	32,558
QBE Insurance Group Ltd. (c)	2,625	59,539

		152,938

Investment Companies (0.1%)
Macquarie Communications Infrastructure Group (c)	250	1,239
Macquarie Infrastructure Group (c)	10,691	29,099

		30,338

Iron & Steel (0.0%)
BlueScope Steel Ltd. (c)	3,107	21,063
OneSteel Ltd. (c)	714	2,632

		23,695

Leisure (0.0%)
Tattersall’s Ltd. (c)	5,381	16,564

Media (0.1%)
John Fairfax Holdings Ltd. (c)	4,798	18,265
Publishing & Broadcasting Ltd. (c)	773	12,953

		31,218

Mining (0.8%)
Alumina Ltd. (c)	4,460	22,259
BHP Billiton Ltd. (c)	12,216	242,888

8

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Mining (continued)
Iluka Resources Ltd. (c)	790	$4,134
Newcrest Mining Ltd. (c)	992	20,538
Paladin Resources Ltd. (b) (c)	2,348	16,412
Rio Tinto Ltd. (c)	1,112	64,719
Zinifex Ltd. (c)	2,139	31,517

		402,467

Miscellaneous Manufacturing (0.1%)
Ansell Ltd. (c)	5	44
Orica Ltd. (c)	830	15,863
Wesfarmers Ltd. (c)	1,446	42,789

		58,696

Oil & Gas (0.3%)
AGL Energy Ltd. (b)	1,272	16,240
Alinta Ltd.	2,156	20,109
Caltex Australia Ltd. (c)	657	11,903
Origin Energy Ltd. (c)	1,853	12,043
Santos Ltd. (c)	2,535	19,722
Woodside Petroleum Ltd. (c)	1,712	51,273

		131,290

Packaging & Containers (0.0%)
AmCor Ltd. (c)	2,433	13,901

Pharmaceuticals (0.1%)
CSL Ltd. (c)	689	35,451
Mayne Pharma Ltd. (c)	3,520	11,291
Symbion Health Ltd. (c)	3,405	10,157

		56,899

Public Thoroughfares (0.0%)
Sydney Roads Group (c)	3,298	3,429

Real Estate (0.6%)
Centro Properties Group (c)	2,013	14,443
CFS Retail Property Trust (c)	1,821	3,347
Commonwealth Property Office Fund (c)	539	625
DB RREEF Trust (c)	5,206	7,276
GPT Group (c)	7,643	33,722
ING Industrial Fund (c)	5,840	10,890
Investa Property Group (c)	7,825	15,485
Lend Lease Corp. Ltd. (c)	866	12,571
Macquarie Goodman Group (c)	5,865	35,060
Macquarie Office Trust (c)	2,308	2,797
Mirvac Group (c)	4,480	19,700
Stockland (c)	5,575	36,330
Westfield Group (c)	5,556	91,816

		284,062

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Retail (0.1%)
Coles Myer Ltd. (c)	4,791	$52,831
Harvey Norman Holdings Ltd. (c)	942	2,818

		55,649

Telecommunications (0.1%)
Telstra Corp. Ltd. (c)	8,829	28,843

Transportation (0.0%)
Toll Holdings Ltd. (c)	1,477	21,268

		2,466,318

AUSTRIA (0.6%)
Banks (0.1%)
Erste Bank der Oesterreichischen Sparkassen AG (c)	678	51,907
Raiffeisen International Bank Holding AG (c)	89	13,531

		65,438

Building Materials (0.0%)
Wienerberger AG (c)	300	17,793

Electric (0.0%)
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (c)	176	9,362

Entertainment (0.0%)
BetandWin.Com Interactive Entertainment AG (b) (c)	146	3,082

Insurance (0.0%)
Wiener Staedtische Versicherung AG (c)	32	2,246

Iron & Steel (0.1%)
Boehler-Uddeholm AG (c)	220	15,373
Voestalpine AG (c)	352	19,842

		35,215

Machinery-Diversified (0.0%)
Andritz AG (c)	54	11,704

Miscellaneous Manufacturing (0.0%)
RHI AG (b) (c)	186	9,501

Oil & Gas (0.1%)
OMV AG (c)	611	34,642

Real Estate (0.1%)
IMMOEAST Immobilien Anlagen (b) (c)	892	12,524
IMMOFINANZ Immobilien Anlagen AG (b) (c)	1,208	17,201
Meinl European Land Ltd. (b) (c)	810	20,785

		50,510

9

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (0.1%)
Telekom Austria AG (c)	1,390	$37,112

		276,605

BELGIUM (1.2%)
Banks (0.6%)
Dexia (c)	1,924	52,572
Fortis (c)	4,378	186,331
KBC Groep NV (c)	729	89,234

		328,137

Beverages (0.1%)
InBev NV (c)	581	38,225

Chemicals (0.1%)
Solvay SA (c)	197	30,183
Umicore (c)	123	20,898

		51,081

Electrical Components & Equipment (0.0%)
Bekaert SA (c)	6	749

Electronics (0.0%)
BarCo NV (c)	28	2,550

Food (0.1%)
Colruyt SA (c)	29	6,187
Delhaize Group (c)	330	27,445

		33,632

Holding Companies-Diversified (0.1%)
Groupe Bruxelles Lambert SA (c)	290	34,777

Miscellaneous Manufacturing (0.0%)
AGFA-Gevaert NV (c)	509	12,971

Pharmaceuticals (0.1%)
Omega Pharma SA (c)	21	1,580
UCB SA (c)	365	25,011

		26,591

Telecommunications (0.1%)
BelgaCom SA (c)	737	32,408
Mobistar SA (c)	136	11,586

		43,994

		572,707

DENMARK (0.7%)
Banks (0.1%)
Danske Bank (c)	1,700	75,348
Sydbank (c)	147	7,013

		82,361

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Beverages (0.0%)
Carlsberg (c)	50	$4,952

Biotechnology (0.0%)
Novozymes (c)	100	8,576

Building Materials (0.0%)
FLSmidth & Co. (c)	100	6,348

Diversified (0.0%)
NKT Holding AS (c)	50	4,412

Electrical Components & Equipment (0.1%)
Vestas Wind Systems (b) (c)	800	33,673

Food (0.1%)
Danisco AS (c)	200	16,999
East Asiatic Co. Ltd. (c)	150	8,384

		25,383

Healthcare-Products (0.1%)
Coloplast (c)	150	13,537
GN Store Nord (c)	1,000	14,734
William Demant Holding (b) (c)	50	4,050

		32,321

Home Furnishings (0.0%)
Bang & Olufsen (c)	60	7,716

Insurance (0.0%)
Topdanmark (b) (c)	50	8,247
TrygVesta AS (c)	153	11,645

		19,892

Pharmaceuticals (0.2%)
Novo-Nordisk (c)	900	74,953

Transportation (0.1%)
AP Moller — Maersk AS (c)	4	37,538
DSV (c)	100	18,231

		55,769

		356,356

FINLAND (1.4%)
Auto Parts & Equipment (0.0%)
Nokian Renkaat OYJ (c)	550	11,232

Banks (0.0%)
OKO Bank PLC (c)	28	468

Computers (0.0%)
Tietoenator OYJ (c)	380	12,222

10

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electric (0.2%)
Fortum OYJ (c)	1,800	$51,115

Engineering & Construction (0.0%)
YIT OYJ (c)	558	15,381

Finance Services (0.1%)
Sampo OYJ (c)	1,900	50,740

Food (0.0%)
Kesko OYJ (c)	100	5,274

Forest Products & Paper (0.3%)
Stora Enso OYJ (c)	2,600	40,991
UPM-Kymmene OYJ (c)	1,900	47,864

		88,855

Hand & Machine Tools (0.0%)
KCI Konecranes OYJ (c)	380	11,145

Iron/Steel (0.0%)
Outokumpu OYJ (c)	400	15,592
Rautaruukki OYJ (c)	200	7,921

		23,513

Leisure (0.0%)
Amer Sports OYJ (c)	250	5,500

Machinery-Diversified (0.1%)
Kone OYJ (c)	340	19,225
Metso OYJ (c)	600	30,209

		49,434

Media (0.0%)
Sanoma-WSOY OYJ (c)	30	844

Medical-Drugs (0.0%)
Orion OYJ (b) (c)	100	2,170

Miscellaneous Manufacturing (0.0%)
Uponor OYJ (c)	100	3,727
Wartsila OYJ (c)	200	10,725

		14,452

Oil & Gas (0.0%)
Neste Oil OYJ (c)	550	16,665

Telecommunications (0.7%)
Elisa OYJ (c)	700	19,139
Nokia OYJ (c)	14,450	293,406

		312,545

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Transportation (0.0%)
Cargotec Corp. (c)	80	$4,431

		675,986

FRANCE (9.0%)
Advertising (0.1%)
PagesJaunes Groupe SA (c)	320	6,359
Publicis Groupe (c)	568	23,924

		30,283

Aerospace & Defense (0.1%)
Safran SA (c)	425	9,831
Thales SA (c)	368	18,313
Zodiac SA (c)	196	13,141

		41,285

Airlines (0.1%)
Air France-KLM (c)	620	26,025

Apparel (0.0%)
Hermes Int’l (c)	191	23,875

Auto Manufacturers (0.2%)
Peugeot SA (c)	660	43,694
Renault SA (c)	635	76,027

		119,721

Auto Parts & Equipment (0.1%)
Compagnie Generale des Etablissements Michelin (c)	598	57,117
Valeo SA (c)	404	16,782

		73,899

Banks (1.1%)
BNP Paribas (c)	2,880	313,277
Credit Agricole SA (c)	1,972	82,653
Societe Generale (c)	1,302	220,236

		616,166

Beverages (0.1%)
Pernod-Ricard SA (c)	305	69,916

Building Materials (0.4%)
Cie de Saint-Gobain (c)	1,090	91,323
Imerys SA (c)	54	4,798
Lafarge SA (c)	567	84,273

		180,394

11

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Chemicals (0.2%)
Air Liquide (c)	445	$105,428

Commercial Services (0.0%)
Societe Des Autoroutes Paris-Rhin-Rhone (c)	133	10,604

Computers (0.1%)
Atos Origin SA (b) (c)	314	18,566
Capgemini SA (c)	513	32,092

		50,658

Cosmetics & Personal Care (0.2%)
L’Oreal SA (c)	972	97,153

Electric (0.4%)
Suez SA (c)	3,446	178,083

Electrical Components & Equipment (0.2%)
Schneider Electric SA (c)	892	98,709

Engineering & Construction (0.3%)
Bouygues (c)	844	54,032
Vinci SA (c)	840	107,048

		161,080

Food (0.6%)
Carrefour SA (c)	2,089	126,422
Casino Guichard Perrachon SA (c)	191	17,704
Groupe Danone (c)	862	130,341

		274,467

Food Service (0.0%)
Sodexho Alliance SA (c)	255	15,971

Gas (0.1%)
Gaz de France (c)	593	27,220

Healthcare-Products (0.1%)
Cie Generale d’Optique Essilor Int’l SA (c)	376	40,362

Holding Companies-Diversified (0.2%)
LVMH Moet Hennessy Louis Vuitton SA (c)	810	85,199

Home Furnishings (0.0%)
Thomson (c)	1,052	20,546

Household Products (0.0%)
Societe BIC SA (c)	35	2,435

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (0.5%)
AXA SA (c)	5,913	$238,336
CNP Assurances (c)	102	11,354
Scor (c)	3,435	10,142

		259,832

Lodging (0.1%)
Accor SA (c)	844	65,256

Machinery-Diversified (0.1%)
Alstom RGPT (b) (c)	368	49,662

Manufacturing (0.1%)
Vallourec SA (c)	156	45,077

Media (0.5%)
Lagardere SCA (c)	524	42,078
M6-Metropole Television (c)	120	4,280
Societe Television Francaise 1 (c)	504	18,676
Vivendi SA (c)	4,037	157,444

		222,478

Office & Business Equipment (0.0%)
Neopost SA (c)	78	9,785

Oil & Gas (1.2%)
Technip SA (c)	426	29,217
Total SA (c)	7,714	555,020

		584,237

Pharmaceuticals (0.7%)
Sanofi-Aventis (c)	3,567	328,844

Real Estate Investment Trusts (0.1%)
Gecina SA (c)	8	1,527
Klepierre (c)	74	13,949
Unibail (c)	195	47,552

		63,028

Retail (0.1%)
PPR SA (c)	238	35,482

Semiconductors (0.1%)
STMicroelectronics NV (c)	2,781	51,337

Software (0.1%)
Business Objects SA (b) (c)	455	17,846
Dassault Systemes SA (c)	138	7,294

		25,140

12

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (0.6%)
Alcatel SA (c)	8,115	$115,764
France TeleCom SA (c)	5,821	160,585

		276,349

Water (0.2%)
Veolia Environnement (c)	1,078	82,204

		4,448,190

GERMANY (6.9%)
Airlines (0.1%)
Deutsche Lufthansa AG (c)	995	27,234

Apparel (0.1%)
Adidas AG (c)	860	42,941
Puma AG Rudolf Dassler Sport (c)	56	21,768

		64,709

Auto Manufacturers (0.7%)
DaimlerChrysler AG (c)	3,133	192,988
Porsche AG (c)	34	43,259
Volkswagen AG (c)	683	77,444
Volkswagen AG (c)	314	23,404

		337,095

Auto Parts & Equipment (0.1%)
Continental AG (c)	535	62,049

Banks (0.8%)
Commerzbank AG (c)	2,382	89,751
Deutsche Bank AG (c)	1,816	241,808
Deutsche Postbank AG (c)	143	12,001
Hypo Real Estate Holding AG (c)	523	32,765
Jyske Bank (b) (c)	150	10,612

		386,937

Chemicals (0.6%)
BASF AG (c)	1,876	182,932
Bayer AG (c)	2,447	131,218

		314,150

Computers (0.0%)
Wincor Nixdorf AG (c)	35	5,370

Cosmetics & Personal Care (0.0%)
Beiersdorf AG (c)	91	5,892

Electric (1.0%)
E. ON AG (c)	2,232	302,735
RWE AG (c)	1,591	174,382

		477,117

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Energy (0.0%)
Solarworld AG (c)	172	$10,707

Engineering & Construction (0.1%)
Bilfinger Berger AG (c)	56	4,077
Hochtief AG (c)	195	14,138
Linde AG (c)	432	44,656

		62,871

Finance Services (0.2%)
Deutsche Boerse AG (c)	412	75,870
MLP AG (c)	88	1,738

		77,608

Food (0.1%)
Metro AG (c)	543	34,447
Suedzucker AG (c)	51	1,221

		35,668

Healthcare-Services (0.1%)
Fresenius Medical Care AG (c)	238	31,680

Household Products (0.1%)
Henkel KGaA (c)	204	29,981

Insurance (0.9%)
Allianz AG (c)	1,497	304,539
Muenchener Rueckversicherungs AG (c)	715	123,183

		427,722

Iron & Steel (0.2%)
Salzgitter AG (c)	112	14,604
ThyssenKrupp AG (c)	1,481	69,559

		84,163

Leisure (0.0%)
TUI AG (c)	978	19,568

Machinery-Diversified (0.1%)
Heidelberger Druckmaschinen (c)	243	11,472
MAN AG (c)	528	47,687
Rheinmetall AG (c)	155	11,719

		70,878

Media (0.0%)
Premiere AG (b) (c)	428	7,185

Miscellaneous Manufacturing (0.6%)
Siemens AG (c)	2,929	289,181

13

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Pharmaceuticals (0.1%)
Altana AG (c)	289	$17,829
Celesio AG (c)	209	11,084
Merck KGaA (c)	232	24,075

		52,988

Real Estate (0.0%)
IVG Immobilien AG (c)	301	13,061

Retail (0.0%)
Douglas Holding AG (c)	15	775
KarstadtQuelle AG (b) (c)	320	9,228

		10,003

Semiconductors (0.1%)
Infineon Technologies AG (b) (c)	2,795	39,142

Software (0.3%)
SAP AG (c)	3,032	161,097

Telecommunications (0.4%)
Deutsche Telekom AG (c)	9,969	181,822

Transportation (0.2%)
Deutsche Post AG (c)	2,990	90,234
Frontline Ltd. (c)	250	8,047

		98,281

		3,384,159

GREECE (0.6%)
Banks (0.4%)
Alpha Bank AE (c)	1,486	44,797
EFG Eurobank Ergasias SA (c)	688	24,855
National Bank of Greece SA (c)	1,485	68,108
Piraeus Bank SA (c)	913	29,338

		167,098

Beverages (0.0%)
Coca Cola Hellenic Bottling Co. SA (c)	244	9,519

Building Materials (0.0%)
Titan Cement Co. SA (c)	109	5,921

Electric (0.0%)
Public Power Corp. (c)	533	13,475

Engineering & Construction (0.0%)
Hellenic Technodomiki Tev SA (c)	560	6,236

Entertainment (0.1%)
OPAP SA (c)	902	34,829

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Finance Services (0.0%)
Hellenic Exchanges Holding SA (c)	326	$5,975

Holding Companies—Diversified (0.0%)
Viohal Co. (c)	41	509

Oil & Gas (0.0%)
Hellenic Petroleum SA (c)	122	1,673
Motor Oil Hellas Corinth Refineries SA (c)	2	51

		1,724

Telecommunications (0.1%)
Cosmote Mobile TeleCommunications SA (c)	489	14,429
Hellenic TeleCommunications Organization SA (b) (c)	1,061	31,739

		46,168

		291,454

HONG KONG (1.7%)
Airlines (0.0%)
Cathay Pacific Airways Ltd. (c)	2,000	4,920

Apparel (0.0%)
Yue Yuen Industrial Holdings (c)	500	1,586

Banks (0.3%)
Bank of East Asia Ltd. (c)	6,200	35,002
BOC Hong Kong Holdings Ltd. (c)	16,500	44,693
Hang Seng Bank Ltd. (c)	2,500	34,136
Hkd Wing Hang Bank Ltd. (c)	500	5,869
SunCorp.-Metway Ltd. (c)	2,172	34,799

		154,499

Building & Construction (0.0%)
Cheung Kong Infrastructure Holdings Ltd. (c)	1,000	3,099

Chemicals (0.0%)
Kingboard Chemical Holdings Ltd. (c)	1,500	5,891

Distribution & Wholesale (0.2%)
Esprit Holdings Ltd. (c)	4,500	50,127
Li & Fung Ltd. (c)	8,800	27,325

		77,452

Electric (0.1%)
CLP Holdings Ltd. (c)	6,000	44,292
HongKong Electric Holdings (c)	4,500	22,006

		66,298

14

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electrical Components & Equipment (0.0%)
Johnson Electric Holdings Ltd. (c)	500	$342

Finance Services (0.1%)
Hong Kong Exchanges & Clearing Ltd. (c)	4,000	43,792

Gas (0.1%)
Hong Kong & China Gas (c)	15,000	33,730
Xinao Gas Holdings Ltd. (c)	4,000	4,524

		38,254

Hand & Machine Tools (0.0%)
Techtronic Industries Co. (c)	3,500	4,525

Holding Companies-Diversified (0.3%)
Hutchison Whampoa Ltd. (c)	8,000	81,110
MelCo International Development (c)	3,000	7,102
Swire Pacific Ltd. (c)	4,000	42,895
Wharf Holdings Ltd. (c)	3,000	11,064

		142,171

Lodging (0.0%)
ShanGri-La Asia Ltd. (c)	4,000	10,291

Real Estate (0.5%)
Cheung Kong Holdings Ltd. (c)	6,000	73,711
Hang Lung Properties Ltd. (c)	5,000	12,545
Henderson Land Development Co. Ltd. (c)	3,000	16,725
Hopewell Holdings (c)	1,000	3,501
Hysan Development Co. Ltd. (c)	1,000	2,614
Kerry Properties Ltd. (c)	1,000	4,675
New World Development Ltd. (c)	10,000	20,044
Shun TAK Holdings Ltd. (c)	2,000	3,051
Sino Land Co. (c)	8,000	18,607
Sun Hung Kai Properties Ltd. (c)	5,000	57,275

		212,748

Real Estate Investment Trusts (0.0%)
Link REIT (The) (c)	9,500	19,524

Retail (0.0%)
Giordano Int’l Ltd. (c)	14,000	7,625

Semiconductors (0.0%)
Solomon Systech International Ltd. (c)	24,000	3,723

Telecommunications (0.1%)
FoxConn Int’l Holdings Ltd. (b) (c)	5,730	18,690
Hutchison TeleCommunications Int’l Ltd. (b) (c)	4,000	10,091

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (continued)
PCCW Ltd. (c)	15,000	$9,121

		37,902

Transportation (0.0%)
MTR Corp. (c)	6,500	16,323

		850,965

IRELAND (0.9%)
Banks (0.5%)
Allied Irish Banks PLC (c)	3,284	98,005
Bank of Ireland (c)	3,425	78,843
Depfa Bank PLC (c)	1,368	24,442

		201,290

Beverages (0.1%)
C&C Group PLC (c)	1,410	25,012

Building Materials (0.2%)
CRH PLC (c)	2,156	89,667
Kingspan Group PLC (c)	419	11,108

		100,775

Finance Services (0.1%)
Irish Life & Permanent PLC (c)	1,103	30,395

Food (0.0%)
GreenCore Group PLC (c)	1,424	8,818
Iaws Group PLC (c)	147	3,765
Kerry Group PLC (c)	259	6,468

		19,051

Holding Companies-Diversified (0.0%)
DCC PLC (c)	97	3,295

Media (0.0%)
Independent News & Media PLC (c)	3,172	12,597

Pharmaceuticals (0.0%)
Elan Corp. PLC (b) (c)	1,349	19,549

Retail (0.0%)
Grafton Group PLC (b) (c)	1,055	17,589

		429,553

ITALY (3.6%)
Aerospace/Defense (0.1%)
Finmeccanica SpA (c)	1,199	32,416

Auto Manufacturers (0.1%)
Fiat SpA (b) (c)	2,285	43,587

15

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Auto Parts & Equipment (0.0%)
Pirelli & C SpA (c)	15,165	$15,076

Banks (1.3%)
Banca Intesa SpA (c)	14,147	108,940
Banca Intesa SpA (c)	2,630	19,152
Banca Monte dei Paschi di Siena SpA (c)	3,191	20,603
Banca Popolare di Milano SCRL (c)	1,906	32,958
Banca Popolare di Verona e Novara SCRL (c)	1,585	45,403
Banche Popolari Unite Scpa (c)	1,475	40,452
Capitalia SpA (c)	6,037	56,957
Sanpaolo IMI SpA (c)	4,092	94,951
UniCredito Italiano SpA (c)	26,717	233,529

		652,945

Building Materials (0.0%)
Italcementi SpA (c)	59	1,660

Commercial Services (0.1%)
Autostrade SpA (c)	924	26,508

Electric (0.4%)
Enel SpA (c)	15,831	163,144
Terna SpA (c)	5,635	19,071

		182,215

Entertainment (0.0%)
Lottomatica SpA (c)	264	10,958

Finance Services (0.1%)
Mediobanca SpA (c)	1,970	46,412

Gas (0.0%)
Snam Rete Gas SpA (c)	4,326	24,508

Healthcare-Products (0.0%)
Luxottica Group SpA (c)	335	10,268

Insurance (0.4%)
Alleanza Assicurazioni SpA (c)	1,822	24,274
Assicurazioni Generali SpA (c)	3,491	152,869
Fondiaria-Sai SpA (c)	160	7,632
Mediolanum SpA (c)	423	3,439
Unipol SpA (c)	1,553	5,023

		193,237

Media (0.1%)
Gruppo Editoriale L’Espresso SpA (c)	10	54
Mediaset SpA (c)	3,210	38,011

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Media (continued)
Seat Pagine Gialle SpA (c)	20,997	$12,485

		50,550

Oil & Gas (0.6%)
Eni SpA (c)	9,248	311,026

Retail (0.0%)
Autogrill SpA (c)	224	4,110
Bulgari SpA (c)	846	11,973

		16,083

Telecommunications (0.4%)
TeleCom Italia SpA (c)	39,542	119,119
TeleCom Italia SpA (c)	20,164	51,058
Tiscali SpA (b) (c)	1,731	5,767

		175,944

		1,793,393

JAPAN (21.2%)
Advertising (0.0%)
Dentsu, Inc. (c)	5	14,664

Agriculture (0.2%)
Japan Tobacco, Inc. (c)	19	91,847

Airlines (0.0%)
All Nippon Airways Co. Ltd. (c)	3,000	10,599
Japan Airlines Corp. (b) (c)	5,000	8,898

		19,497

Apparel (0.1%)
Asics Corp. (c)	1,000	12,545
Onward Kashiyama Co. Ltd. (c)	1,000	12,750

		25,295

Auto Manufacturers (2.1%)
Hino Motors Ltd. (c)	1,000	5,129
Honda Motor Co. Ltd. (c)	5,900	232,898
Nissan Motor Co. Ltd. (c)	7,800	94,132
Toyota Motor Corp. (c)	10,400	696,128

		1,028,287

Auto Parts & Equipment (0.4%)
Aisin Seiki Co. Ltd. (c)	700	23,473
Bridgestone Corp. (c)	2,000	44,638
Denso Corp. (c)	2,000	79,312
JTEKT Corp. (c)	500	10,586
NGK Spark Plug Co. Ltd. (c)	1,000	18,792

16

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Auto Parts & Equipment (continued)
NOK Corp. (c)	400	$7,889
Sumitomo Rubber Industries, Inc. (c)	1,100	14,191
Toyoda Gosei Co. Ltd. (c)	100	2,314

		201,195

Banks (2.4%)
77 Bank Ltd. (The) (c)	1,000	6,333
Bank of Fukuoka Ltd. (The) (c)	2,000	14,550
Bank of Yokohama Ltd. (The) (c)	5,000	39,055
Chiba Bank Ltd. (The) (c)	3,000	25,323
Gunma Bank Ltd. (The) (c)	1,000	6,012
Hokuhoku Financial Group, Inc. (c)	4,000	14,637
Joyo Bank Ltd. (The) (c)	2,000	11,038
Mitsubishi UFJ Financial Group, Inc. (c)	31	384,628
Mitsui Trust Holdings, Inc. (c)	2,000	22,852
Mizuho Financial Group, Inc. (c)	34	242,551
Nishi-Nippon City Bank Ltd. (The) (c)	2,000	8,628
Resona Holdings, Inc. (c)	16	43,653
Sapporo Hokuyo Holdings, Inc. (c)	1	9,652
Shinsei Bank Ltd. (c)	6,000	35,271
Shizuoka Bank Ltd. (The) (c)	2,000	19,819
Sumitomo Mitsui Financial Group, Inc. (c)	22	225,276
Sumitomo Trust & Banking Co. Ltd.(The) (c)	4,000	41,887
Suruga Bank Ltd. (c)	1,000	12,386

		1,163,551

Beverages (0.2%)
Asahi Breweries Ltd. (c)	1,500	23,973
Ito En Ltd. (c)	300	9,146
Kirin Brewery Co. Ltd. (c)	3,000	47,144

		80,263

Building Materials (0.3%)
Asahi Glass Co. Ltd. (c)	3,000	35,956
Daikin Industries Ltd. (c)	700	24,313
JS Group Corp. (c)	800	16,825
Matsushita Electric Works Ltd. (c)	1,000	11,598
Nippon Sheet Glass Co. Ltd. (c)	3,000	14,051
Sanwa Shutter Corp. (c)	1,000	5,902
Sumitomo Osaka Cement Co. Ltd. (c)	2,000	6,539
Taiheiyo Cement Corp. (c)	4,000	15,667

		130,851

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Chemicals (0.8%)
Asahi Kasei Corp. (c)	4,000	$26,228
Dainippon Ink & Chemicals, Inc. (c)	3,000	11,695
Denki Kagaku Kogyo KK (c)	1,000	4,150
Hitachi Chemical Co. Ltd. (c)	200	5,512
JSR Corp. (c)	700	18,126
Kaneka Corp. (c)	1,000	9,088
Mitsubishi Chemical Holdings Corp. (c)	3,500	22,042
Mitsubishi Gas Chemical Co., Inc. (c)	1,000	10,464
Mitsui Chemicals, Inc. (c)	3,000	23,067
Nippon Shokubai Co. Ltd. (c)	1,000	10,646
Nissan Chemical Industries Ltd. (c)	1,000	12,413
Nitto Denko Corp. (c)	800	39,968
Shin-Etsu Chemical Co. Ltd. (c)	1,400	93,464
Showa Denko KK (c)	4,000	15,345
Sumitomo Chemical Co. Ltd. (c)	5,000	38,697
Tokuyama Corp. (c)	1,000	15,163
Tosoh Corp. (c)	2,000	8,822
Ube Industries Ltd. (c)	4,000	11,465
Zeon Corp. (c)	1,000	10,790

		387,145

Commercial Services (0.3%)
Benesse Corp. (c)	200	7,623
Dai Nippon Printing Co. Ltd. (c)	2,000	30,839
Goodwill Group, Inc. (The) (c)	7	5,702
KK Davinci Advisors (b) (c)	8	7,930
Meitec Corp. (c)	200	6,062
Park24 Co. Ltd. (c)	600	7,672
Secom Co. Ltd. (c)	1,000	51,781
TIS, Inc. (c)	200	4,735
Toppan Printing Co. Ltd. (c)	2,000	22,037

		144,381

Computers (0.2%)
CSK Holdings Corp. (c)	200	8,523
Fujitsu Ltd. (c)	6,000	47,019
NEC Electronics Corp. (b) (c)	100	2,915
NET One Systems Co. Ltd. (c)	3	3,961
Obic Co. Ltd. (c)	10	2,073
Oracle Corp. (c)	100	4,628
TDK Corp. (c)	400	31,852

		100,971

Cosmetics & Personal Care (0.2%)
Aderans Co. Ltd. (c)	200	4,959
Kao Corp. (c)	2,000	53,829

17

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Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Cosmetics & Personal Care (continued)
Shiseido Co. Ltd. (c)	1,000	$21,651
Uni-Charm Corp. (c)	200	11,879

		92,318

Distribution & Wholesale (0.7%)
Hitachi High-Technologies Corp. (c)	100	2,967
Itochu Corp. (c)	5,000	40,990
Marubeni Corp. (c)	6,000	30,403
Mitsubishi Corp. (c)	5,300	99,593
Mitsui & Co. Ltd. (c)	6,000	89,915
Sojitz Corp. (b) (c)	1,800	5,467
Sumitomo Corp. (c)	3,000	44,915
Toyota Tsusho Corp. (c)	1,000	26,756

		341,006

Electric (0.8%)
Chubu Electric Power Co., Inc. (c)	2,400	71,722
Electric Power Development Co. (c)	600	26,405
Hokkaido Electric Power Co, Inc. (c)	500	12,771
Kansai Electric Power Co., Inc. (The) (c)	2,700	72,693
Kyushu Electric Power Co., Inc. (c)	1,200	31,649
Tohoku Electric Power Co., Inc. (c)	1,400	34,998
Tokyo Electric Power Co., Inc. (The) (c)	4,600	148,628

		398,866

Electrical Components & Equipment (0.7%)
Casio Computer Co. Ltd. (c)	800	18,140
Fujikura Ltd. (c)	1,000	8,792
Furukawa Electric Co. Ltd. (c)	3,000	18,815
Hitachi Ltd. (c)	12,000	74,756
Mitsubishi Electric Corp. (c)	6,000	54,682
Sanyo Electric Co. Ltd. (b) (c)	6,000	7,602
Sharp Corp. (c)	3,000	51,589
Stanley Electric Co. Ltd. (c)	300	5,994
Sumitomo Electric Industries Ltd. (c)	2,300	35,824
Toshiba Corp. (c)	11,000	71,489
Ushio, Inc. (c)	200	4,107

		351,790

Electronics (1.1%)
Advantest Corp. (c)	800	45,868
Alps Electric Co. Ltd. (c)	700	7,588
Dainippon Screen Manufacturing Co. Ltd. (c)	1,000	8,969
Fanuc Ltd. (c)	700	68,708

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronics (continued)
Hirose Electric Co. Ltd. (c)	100	$11,342
Hoya Corp. (c)	1,700	66,269
Ibiden Co. Ltd. (c)	500	25,152
Keyence Corp. (c)	100	24,687
Kyocera Corp. (c)	600	56,727
Minebea Co. Ltd. (c)	2,000	13,948
Mitsumi Electric Co. Ltd. (c)	600	13,182
Murata Manufacturing Co. Ltd. (c)	700	47,239
NEC Corp. (c)	9,000	43,162
NGK Insulators Ltd. (c)	1,000	15,463
Nippon Electric Glass Co. Ltd. (c)	1,000	20,971
Omron Corp. (c)	700	19,807
Taiyo Yuden Co. Ltd. (c)	1,000	17,672
Tokyo Seimitsu Co. Ltd. (c)	100	4,715
Yaskawa Electric Corp. (c)	1,000	11,561
Yokogawa Electric Corp. (c)	800	12,666

		535,696

Electronics & Electrical Equipment (0.0%)
Mabuchi Motor Co. Ltd. (c)	100	5,942

Engineering & Construction (0.2%)
Chiyoda Corp. (c)	1,000	19,551
JGC Corp. (c)	1,000	17,160
Kajima Corp. (c)	4,000	17,515
Nishimatsu Construction Co. Ltd. (c)	2,000	6,596
Obayashi Corp. (c)	3,000	19,451
Shimizu Corp. (c)	2,000	9,986
Taisei Corp. (c)	4,000	12,177

		102,436

Entertainment (0.2%)
Nintendo Co. Ltd. (c)	400	103,569
Oriental Land Co. Ltd. (c)	100	5,229
Toho Co. Ltd. (c)	400	7,210

		116,008

Environmental Control (0.0%)
Kurita Water Industries Ltd. (c)	200	4,314

Finance Services (0.8%)
Acom Co. Ltd. (c)	180	6,033
Aeon Credit Service Co. Ltd. (c)	400	7,577
Aiful Corp. (c)	300	8,413
Credit Saison Co. Ltd. (c)	800	27,484
Daiwa Securities Group, Inc. (c)	5,000	55,968
Itochu Techno-Science Corp. (c)	100	5,317

18

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Finance Services (continued)
Mitsubishi UFJ Securities Co. (c)	1,000	$11,123
Nikko Cordial Corp. (c)	2,500	28,674
Nomura Holdings, Inc.	6,200	116,976
ORIX Corp. (c)	310	89,909
Promise Co. Ltd. (c)	300	9,291
SFCG Co. Ltd. (c)	10	1,553
Shinko Securities Co. Ltd. (c)	1,000	3,880
Takefuji Corp. (c)	520	20,572

		392,770

Food (0.2%)
Ajinomoto Co., Inc. (c)	2,000	26,440
Katokichi Co. Ltd. (c)	900	7,297
Kikkoman Corp. (c)	1,000	12,063
Meiji Dairies Corp. (c)	1,000	7,861
Nichirei Corp. (c)	2,000	11,203
Nippon Meat Packers, Inc. (c)	1,000	10,901
Nisshin Seifun Group, Inc. (c)	1,000	10,321
Nissin Food Products Co. Ltd. (c)	200	7,409
Toyo Suisan Kaisha Ltd. (c)	1,000	16,021
Yakult Honsha Co. Ltd. (c)	300	8,604

		118,120

Food Products (0.0%)
Meiji Seika Kaisha Ltd. (c)	1,000	4,781

Forest Products & Paper (0.1%)
Nippon Paper Group, Inc. (c)	4	15,065
OJI Paper Co. Ltd. (c)	3,000	15,896

		30,961

Gas (0.2%)
Osaka Gas Co. Ltd. (c)	8,000	29,739
Tokyo Gas Co. Ltd. (c)	10,000	53,102

		82,841

Hand & Machine Tools (0.2%)
Fuji Electric Holdings Co. Ltd. (c)	2,000	10,828
Makita Corp. (c)	300	9,196
Nidec Corp. (c)	300	23,221
OSG Corp. (c)	100	1,637
SMC Corp. (c)	200	28,308
THK Co. Ltd. (c)	300	7,723

		80,913

Healthcare-Products (0.1%)
Terumo Corp. (c)	700	27,455

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Home Builders (0.2%)
Daiwa House Industry Co. Ltd. (c)	2,000	$34,664
Haseko Corp. (b) (c)	2,000	7,138
Sekisui Chemical Co. Ltd. (c)	1,000	7,960
Sekisui House Ltd. (c)	2,000	29,050

		78,812

Home Furnishings (0.7%)
Matsushita Electric Industrial Co. Ltd. (c)	7,000	140,378
Pioneer Corp. (c)	900	12,323
Sony Corp. (c)	3,800	162,756
Yamaha Corp. (c)	500	10,594

		326,051

Household Products (0.0%)
TOTO Ltd. (c)	1,000	9,971

Insurance (0.4%)
Millea Holdings, Inc. (c)	2,500	88,557
Mitsui Sumitomo Insurance Co. Ltd. (c)	4,000	43,640
Sompo Japan Insurance, Inc. (c)	3,000	36,548
T&D Holdings, Inc. (c)	800	52,822

		221,567

Internet (0.3%)
eAccess Ltd. (c)	8	4,505
Index Holdings (c)	5	2,929
Matsui Securities Co. Ltd. (c)	500	3,795
Rakuten, Inc. (c)	33	15,374
SBI E*trade Securities Co. Ltd. (c)	10	9,484
SBI Holdings, Inc. (c)	49	16,479
Softbank Corp. (c)	2,900	56,191
Trend Micro, Inc. (c)	500	14,669
Yahoo! Japan Corp. (c)	46	18,243

		141,669

Iron & Steel (0.7%)
Daido Steel Co. Ltd. (c)	1,000	6,639
JFE Holdings, Inc. (c)	2,100	107,991
Kobe Steel Ltd. (c)	9,000	30,798
Nippon Steel Corp. (c)	25,000	143,444
Nisshin Steel Co. Ltd. (c)	2,000	7,417
Sumitomo Metal Industries Ltd. (c)	14,000	60,792
Tokyo Steel Manufacturing Co. Ltd. (c)	300	4,678

		361,759

19

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Leisure (0.1%)
Namco Bandai Holdings, Inc. (c)	800	$11,767
Round One Corp. (c)	1	2,950
Sankyo Co. Ltd. (c)	200	11,042
Sega Sammy Holdings, Inc. (c)	600	16,131
Shimano, Inc. (c)	100	2,903
Yamaha Motor Co. Ltd. (c)	700	22,006

		66,799

Machinery—Construction & Mining (0.2%)
Hitachi Construction Machinery Co. Ltd. (c)	600	16,115
Komatsu Ltd. (c)	3,000	60,727

		76,842

Machinery—Diversified (0.2%)
Amada Co. Ltd. (c)	1,000	10,589
Daifuku Co. Ltd. (c)	500	7,885
Ebara Corp. (c)	2,000	7,655
Japan Steel Works Ltd. (The) (c)	2,000	15,622
Kubota Corp. (c)	3,000	27,786
Sumitomo Heavy Industries Ltd. (c)	2,000	20,962
Toyota Industries Corp. (c)	600	27,561

		118,060

Media (0.0%)
Fuji Television Network, Inc. (c)	1	2,281

Metal Fabricate & Hardware (0.1%)
NSK Ltd. (c)	2,000	19,705
NTN Corp. (c)	2,000	17,918

		37,623

Metals & Mining (0.0%)
Nippon Light Metal Co. Ltd. (c)	1,000	2,563
Sumitomo Titanium Corp. (c)	100	11,165

		13,728

Mining (0.1%)
Dowa Holdings Co. Ltd. (c)	1,000	8,567
Mitsubishi Materials Corp. (c)	4,000	15,009
Mitsui Mining & Smelting Co. Ltd. (c)	2,000	10,018
Sumitomo Metal Mining Co. Ltd. (c)	2,000	25,655
Toho Titanium Co. Ltd. (c)	141	7,405

		66,654

Miscellaneous Manufacturing (0.5%)
Amano Corp. (c)	500	6,269
Arrk Corp. (c)	200	2,998

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Miscellaneous Manufacturing (continued)
Fuji Photo Film Co. Ltd. (c)	2,000	$82,387
Ishikawajima-Harima Heavy Industries Co. Ltd. (c)	4,000	13,506
Kawasaki Heavy Industries Ltd. (c)	7,000	26,224
Konica Minolta Holdings, Inc. (b) (c)	2,000	28,229
Mitsubishi Heavy Industries Ltd. (c)	11,000	49,912
Nikon Corp. (c)	1,000	21,923
Olympus Corp. (c)	1,000	31,388

		262,836

Office & Business Equipment (0.5%)
Canon, Inc.	3,800	213,968
Ricoh Co. Ltd. (c)	2,000	40,736
Seiko Epson Corp. (c)	500	12,132

		266,836

Oil & Gas (0.2%)
Inpex Holdings, Inc. (b) (c)	3	24,648
Nippon Mining Holdings, Inc. (c)	3,000	21,563
Nippon Oil Corp. (c)	5,000	33,441
Showa Shell Sekiyu KK (c)	800	8,955
TonenGeneral Sekiyu KK (c)	1,000	9,900

		98,507

Packaging & Containers (0.0%)
Toyo Seikan Kaisha Ltd. (c)	400	6,618

Pharmaceuticals (1.1%)
Astellas Pharma, Inc. (c)	2,100	95,205
Chugai Pharmaceutical Co. Ltd. (c)	1,000	20,590
Daiichi Sankyo Co. Ltd. (c)	2,500	77,994
Eisai Co. Ltd. (c)	1,100	60,436
Kaken Pharmaceutical Co. Ltd. (c)	1,000	7,800
Kyowa Hakko Kogyo Co. Ltd. (c)	2,000	17,095
Mediceo Paltac Holdings Co. Ltd. (c)	500	9,464
Santen Pharmaceutical Co. Ltd. (c)	100	2,813
Shionogi & Co. Ltd. (c)	1,000	19,642
Suzuken Co. Ltd. (c)	200	7,520
Takeda Pharmaceutical Co. Ltd. (c)	3,300	226,197

		544,756

Real Estate (0.6%)
Daito Trust Construction Co. Ltd. (c)	200	9,183
Japan Retail Fund Investment Corp. (c)	2	16,296
Leopalace21 Corp. (c)	400	12,779
Mitsubishi Estate Co. Ltd. (c)	4,000	103,371
Mitsui Fudosan Co. Ltd. (c)	3,000	73,102

20

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate (continued)
Sumitomo Realty & Development Co. Ltd. (c)	1,000	$32,063
Tokyo Tatemono Co. Ltd. (c)	1,000	11,122
Tokyu Land Corp. (c)	2,000	18,811

		276,727

Real Estate Investment Trusts (0.1%)
Japan Real Estate Investment Corp. (c)	2	21,496
Nippon Building Fund, Inc. (c)	2	26,563

		48,059

Retail (0.7%)
Aeon Co. Ltd. (c)	2,100	45,425
Aoyama Trading Co. Ltd. (c)	100	3,000
Citizen Watch Co. Ltd. (c)	1,500	11,451
Daimaru, Inc. (c)	1,000	13,566
EDION Corp. (c)	100	1,482
FamilyMart Co. Ltd. (c)	300	8,156
Fast Retailing Co. Ltd. (c)	200	19,056
Isetan Co. Ltd. (c)	700	12,607
Lawson, Inc. (c)	300	10,735
Marui Co. Ltd. (c)	1,200	13,973
Mitsukoshi Ltd. (c)	2,000	9,350
Nitori Co. Ltd. (c)	150	6,493
Ryohin Keikaku Co. Ltd. (c)	100	7,653
Seven & I Holdings Co. Ltd. (c)	2,900	90,187
Shimachu Co. Ltd. (c)	300	8,693
Shimamura Co. Ltd. (c)	100	11,459
Takashimaya Co. Ltd. (c)	1,000	14,128
UNY Co. Ltd. (c)	1,000	13,041
USS Co. Ltd. (c)	130	8,464
Yamada Denki Co. Ltd. (c)	300	25,468

		334,387

Semiconductors (0.3%)
Elpida Memory, Inc. (b) (c)	500	27,464
Rohm Co. Ltd. (c)	300	29,849
Sanken Electric Co. Ltd. (c)	1,000	12,311
Shinko Electric Industries (c)	200	5,213
Sumco Corp. (c)	200	16,904
Tokyo Electron Ltd. (c)	600	47,200

		138,941

Shipbuilding (0.0%)
Mitsui Engineering & Shipbuilding Co. Ltd. (c)	3,000	9,746

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Software (0.1%)
FUJI SOFT, Inc. (c)	200	$4,746
Konami Corp. (c)	400	12,102
Nomura Research Institute Ltd. (c)	100	14,491

		31,339

Storage & Warehousing (0.0%)
Mitsubishi Logistics Corp. (c)	1,000	15,467

Telecommunications (0.6%)
Hikari Tsushin, Inc. (c)	100	4,388
KDDI Corp. (c)	9	61,105
Nippon TeleGraph & Telephone Corp. (c)	17	83,846
NTT Data Corp. (c)	4	20,027
NTT DoCoMo, Inc. (c)	64	101,282
Oki Electric Industry Co. Ltd. (c)	3,000	6,658

		277,306

Textiles (0.2%)
Kuraray Co. Ltd. (c)	1,500	17,695
Mitsubishi Rayon Co. Ltd. (c)	2,000	13,426
Nisshinbo Industries, Inc. (c)	1,000	10,354
Teijin Ltd. (c)	5,000	30,788
Toray Industries, Inc. (c)	5,000	37,399
Toyobo Co. Ltd. (c)	3,000	9,055

		118,717

Transportation (0.8%)
Central Japan Railway Co. (c)	6	61,848
East Japan Railway Co. (c)	13	86,667
Hankyu Hanshin Holdings, Inc. (c)	4,000	22,743
Kawasaki Kisen Kaisha Ltd. (c)	2,000	15,635
Keihin Electric Express Railway Co. Ltd. (c)	1,000	6,887
Keio Corp. (c)	1,000	6,471
Kintetsu Corp. (c)	5,000	14,560
Mitsui OSK Lines Ltd. (c)	4,000	39,512
Nippon Express Co. Ltd. (c)	2,000	10,944
Nippon Yusen KK (c)	4,000	29,256
Odakyu Electric Railway Co. Ltd. (c)	1,000	6,385
Tobu Railway Co. Ltd. (c)	4,000	19,320
Tokyu Corp. (c)	4,000	25,597
West Japan Railway Co. (c)	7	29,886
Yamato Holdings Co. Ltd. (c)	2,000	30,699

		406,410

21

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Venture Capital (0.0%)
Jafco Co. Ltd. (c)	100	$4,936

		10,437,568

NETHERLANDS (4.5%)
Aerospace & Defense (0.1%)
European Aeronautic Defense and Space Co. NV (c)	1,194	40,964

Banks (0.4%)
ABN AMRO Holding NV (c)	6,200	198,742

Beverages (0.1%)
Heineken NV (c)	884	41,997

Biotechnology (0.0%)
Qiagen NV (b) (c)	447	6,875

Building Materials (0.0%)
James Hardie Industries NV (c)	1,163	8,754

Chemicals (0.2%)
Akzo Nobel NV (c)	1,105	67,326
Koninklijke DSM NV (c)	665	32,795

		100,121

Commercial Services (0.0%)
Randstad Holdings NV (c)	109	7,515
Vedior NV (c)	716	14,800

		22,315

Computers (0.0%)
Getronics NV (c)	680	5,495

Distribution/Wholesale (0.0%)
Buhrmann NV (c)	228	3,382
Hagemeyer NV (b) (c)	2,624	13,261

		16,643

Electronics (0.3%)
Koninklijke Philips Electronics NV (c)	4,123	155,021

Finance Services (0.1%)
Euronext NV (c)	333	39,218

Food (0.5%)
Koninklijke Ahold NV (b) (c)	5,696	60,419
Royal NumiCo NV (c)	644	34,579
Unilever NV (c)	5,831	158,991

		253,989

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (0.8%)
Aegon NV (c)	5,080	$96,392
ING Groep NV (c)	6,454	285,160

		381,552

Media (0.2%)
Reed Elsevier NV (c)	2,690	45,797
Wolters Kluwer NV (c)	1,127	32,328

		78,125

Office & Business Equipment (0.0%)
OCE NV (c)	62	1,013

Oil & Gas (1.1%)
FuGro NV (c)	107	5,103
Royal Dutch Shell PLC (c)	13,337	464,964
SBM Offshore NV (c)	668	22,921

		492,988

Real Estate Investment Trusts (0.1%)
Corio NV (c)	74	6,039
RodamCo Europe NV (c)	197	26,157
Wereldhave NV (c)	69	9,174

		41,370

Semiconductors (0.1%)
ASML Holding NV (b) (c)	1,963	48,439

Steel (0.2%)
Mittal Steel Co. NV (c)	2,109	88,888
Mittal Steel Co. NV (c)	400	16,837

		105,725

Telecommunications (0.2%)
Royal KPN NV (c)	7,567	107,392

Transportation (0.1%)
TNT NV (c)	1,649	70,880

		2,217,618

NEW ZEALAND (0.1%)
Building Materials (0.0%)
Fletcher Building Ltd. (c)	1,461	11,366

Electric (0.0%)
Contact Energy Ltd. (c)	48	281

Finance Services (0.0%)
Tower Ltd. (b) (c)	357	555

Healthcare—Products (0.0%)
Fisher & Paykel Healthcare Corp. (c)	1,770	5,310

22

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Household Products (0.0%)
Fisher & Paykel Appliances Holdings Ltd. (c)	950	$2,568

Lodging (0.0%)
Sky City Entertainment Group Ltd. (c)	1,174	4,253

Real Estate (0.0%)
Kiwi Income Property Trust (c)	7,834	8,491

Telecommunications (0.1%)
TeleCom Corp. of New Zealand Ltd. (c)	8,997	30,418

		63,242

NORWAY (0.8%)
Banks (0.1%)
DNB NOR ASA (c)	2,200	31,146

Chemicals (0.0%)
Yara Int’l ASA (c)	600	13,587

Engineering & Construction (0.0%)
Aker Kvaerner ASA (b) (c)	50	6,205

Environmental Control (0.0%)
Tomra Systems ASA (c)	800	5,489

Fisheries (0.0%)
Pan Fish ASA (b) (c)	6,250	5,686

Food (0.1%)
Orkla ASA (c)	750	42,317

Forest Products & Paper (0.0%)
Norske Skogindustrier ASA (c)	300	5,150

Insurance (0.0%)
Storebrand ASA (c)	1,200	15,202

Oil & Gas (0.5%)
DET Norske Oljeselskap (b) (c)	5,338	9,782
Norsk Hydro ASA (c)	2,877	88,852
Ocean RIG ASA (b) (c)	1,068	7,834
Petoleum Geo-Services ASA (b) (c)	750	17,564
Prosafe ASA (c)	1,000	14,158
SeaDrill Ltd. (b) (c)	1,047	17,579
Statoil ASA (c)	2,550	67,177
TGS Nopec Geophysical Co ASA (b) (c)	304	6,274

		229,220

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (0.1%)
Tandberg ASA (c)	700	$10,507
Tandberg Television ASA (b) (c)	600	7,488
Telenor ASA (c)	2,400	44,996

		62,991

Transportation (0.0%)
Stolt-Nielsen SA (c)	50	1,524

		418,517

PORTUGAL (0.3%)
Banks (0.1%)
Banco BPI SA (c)	1,680	13,086
Banco Comercial Portugues SA (c)	9,091	33,550
Banco Espirito Santo SA (c)	398	7,150

		53,786

Building Materials (0.0%)
Cimpor Cimentos de Portugal SA (c)	147	1,218
Sonae Industria SGPS SA (b) (c)	236	2,333

		3,551

Commercial Services (0.0%)
Brisa-Auto Estradas de Portugal SA (c)	904	11,254

Electric (0.1%)
Energias de Portugal SA (c)	8,668	43,922

Retail (0.0%)
Sonae SGPS SA (c)	3,052	6,073

Telecommunications (0.1%)
Portugal TeleCom SGPS SA (c)	2,489	32,271
PT Multimedia Servicos SA (c)	4	51

		32,322

		150,908

SINGAPORE (0.9%)
Airlines (0.0%)
Singapore Airlines Ltd. (c)	1,000	11,392

Banks (0.4%)
DBS Group Holdings Ltd. (c)	4,000	58,748
Oversea-Chinese Banking Corp. (c)	10,000	50,079
United Overseas Bank Ltd. (c)	5,000	63,090

		171,917

Brewery (0.0%)
Fraser & Neave Ltd. (c)	1,118	3,267

23

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Engineering & Construction (0.0%)
Sembcorp. Industries Ltd. (c)	2,000	$4,995
Singapore Technologies Engineering Ltd. (c)	3,000	6,015

		11,010

Finance Services (0.0%)
Singapore Exchange Ltd. (c)	4,000	14,774

Food (0.0%)
Olam International Ltd. (c)	5,000	6,913

Holding Companies—Diversified (0.1%)
Keppel Corp. Ltd. (c)	2,000	22,877

Manufacturing (0.0%)
Venture Corporation Ltd. (c)	1,000	8,775

Media (0.0%)
Singapore Press Holdings Ltd. (c)	7,000	19,492

Oil & Gas (0.0%)
Singapore Petroleum Co. Ltd. (c)	1,000	2,840

Real Estate (0.2%)
CapitaLand Ltd. (c)	7,000	28,181
City Developments Ltd. (c)	2,000	16,491
Keppel Land Ltd. (c)	2,000	8,980
UOL Group Ltd. (c)	4,000	11,282
Wing Tai Holdings Ltd. (c)	5,000	7,411

		72,345

Semiconductors (0.0%)
Chartered SemiConductor Manufacturing Ltd. (b) (c)	7,000	5,837
STATS ChipPAC Ltd. (b) (c)	8,000	6,149

		11,986

Shipbuilding (0.0%)
Sembcorp. Marine Ltd. (c)	4,000	8,861

Telecommunications (0.2%)
Singapore TeleCommunications Ltd. (c)	23,850	50,885

Transportation (0.0%)
ComfortDelGro Corp. Ltd. (c)	3,000	3,144
CosCo Corp. Singapore Ltd. (c)	8,000	11,954

		15,098

		432,432

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SPAIN (3.8%)
Agriculture (0.1%)
Altadis SA (c)	1,112	$58,088

Airlines (0.0%)
Iberia Lineas Aereas de Espana (c)	2,795	10,164

Banks (1.6%)
Banco Bilbao Vizcaya Argentaria SA (c)	12,796	307,398
Banco Popular Espanol SA (c)	3,469	62,750
Banco Santander Central Hispano SA (c)	20,604	383,629

		753,777

Biotechnology (0.0%)
Zeltia SA (b) (c)	548	4,027

Commercial Services (0.1%)
Abertis Infraestructuras SA (c)	644	19,086
Cintra Concesiones de Infraestructuras de Transporte SA (c)	1,061	17,740

		36,826

Computers (0.0%)
Indra Sistemas SA (c)	651	15,950

Electric (0.5%)
Endesa SA	2,469	116,764
Iberdrola SA (c)	2,984	130,072
Union Fenosa SA (c)	406	20,055

		266,891

Electrical Components & Equipment (0.0%)
Gamesa Corp. Tecnologica SA (c)	742	20,356

Engineering & Construction (0.3%)
Acciona SA (c)	120	22,275
ACS, Actividades de Construccion y Servicios SA (c)	950	53,420
Fomento de Construcciones y Contratas SA (c)	107	10,880
Grupo Ferrovial SA (c)	294	28,599
Sacyr Vallehermoso SA (c)	265	15,689

		130,863

Food (0.0%)
Ebro Puleva SA (c)	519	13,125

Gas (0.0%)
Gas Natural SDG SA (c)	526	20,767

24

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (0.0%)
Corporacion Mapfre SA (c)	758	$3,415

Iron & Steel (0.1%)
Acerinox SA (c)	907	27,535

Lodging (0.0%)
NH Hoteles SA (c)	497	9,846

Media (0.0%)
Antena 3 Television SA (c)	413	9,695
Promotora de Informaciones SA (c)	113	1,966
Sogecable SA (b) (c)	219	7,786

		19,447

Oil & Gas (0.2%)
Repsol YPF SA (c)	3,376	116,308

Real Estate (0.0%)
Fadesa Inmobiliaria SA (c)	83	3,842

Retail (0.1%)
Inditex SA (c)	733	39,426

Telecommunications (0.8%)
Telefonica SA (c)	15,769	334,753

Water (0.0%)
Sociedad General de Aguas de Barcelona SA (c)	63	2,302

		1,887,708

SWEDEN (2.5%)
Agriculture (0.1%)
Swedish Match AB (c)	1,400	26,159

Auto Manufacturers (0.1%)
Scania AB (c)	500	35,106

Banks (0.5%)
Nordea Bank AB (c)	7,500	115,384
Skandinaviska Enskilda Banken AB (c)	1,800	57,074
Svenska Handelsbanken (c)	1,900	57,361

		229,819

Commercial Services (0.0%)
Securitas AB (c)	1,200	18,542

Cosmetics & Personal Care (0.0%)
Oriflame Cosmetics SA (c)	100	4,108

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Engineering & Construction (0.1%)
Skanska AB (c)	1,600	$31,451

Finance Services (0.0%)
D Carnegie AB (c)	300	6,446
OMX AB (c)	200	3,672

		10,118

Forest Products & Paper (0.1%)
Holmen AB (c)	100	4,346
Svenska Cellulosa AB (c)	800	41,714

		46,060

Hand & Machine Tools (0.1%)
Sandvik AB (c)	3,933	56,998

Healthcare-Products (0.0%)
Elekta AB (c)	200	4,204
Getinge AB (c)	400	8,960

		13,164

Home Furnishings (0.1%)
Electrolux AB (c)	1,200	23,944
Nobia AB (c)	51	1,958

		25,902

Household Products (0.0%)
Husqvarna AB (b) (c)	1,100	17,169

Iron & Steel (0.0%)
Ssab Svenskt Stal AB (c)	810	19,136

Machinery-Construction & Mining (0.1%)
Atlas Copco AB (c)	1,400	46,907
Atlas Copco AB, Class B (c)	600	19,404

		66,311

Machinery-Diversified (0.2%)
Volvo AB (c)	300	21,265
Volvo AB, Class B (c)	800	54,974

		76,239

Media (0.0%)
Eniro AB (c)	800	10,559
Modern Times Group AB (b) (c)	125	8,195

		18,754

Metal Fabricate & Hardware (0.1%)
Assa Abloy AB (c)	1,200	26,053
SKF AB (c)	1,800	33,135

		59,188

25

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Mining (0.1%)
Boliden AB (c)	1,129	$28,797

Miscellaneous Manufacturing (0.0%)
Alfa Laval AB (c)	200	9,000

Oil & Gas (0.0%)
Lundin Petroleum AB (b) (c)	800	9,292

Real Estate (0.0%)
Castellum AB (c)	116	1,545
Fabege AB (c)	500	13,389
Kungsleden AB (c)	150	2,299
Wihlborgs Fastigheter AB (c)	317	6,599

		23,832

Real Estate Investment Trusts (0.0%)
Suntec Real Estate Investment Trust (c)	8,000	9,467

Retail (0.2%)
Hennes & Mauritz AB (c)	1,700	85,798

Security Services (0.0%)
Securitas Direct AB (b) (c)	1,200	3,806
Securitas Systems AB (b) (c)	1,200	4,859

		8,665

Software (0.0%)
Telelogic AB (b) (c)	2,000	4,461

Telecommunications (0.7%)
Tele2 AB (c)	1,300	18,949
Telefonaktiebolaget LM Ericsson (c)	52,000	209,240
TeliaSonera AB (c)	6,000	49,140

		277,329

		1,210,865

SWITZERLAND (6.6%)
Building Materials (0.2%)
Geberit AG (c)	10	15,372
Holcim Ltd. (c)	808	73,918

		89,290

Chemicals (0.3%)
Ciba Specialty Chemicals AG (c)	340	22,580
Clariant AG (c)	590	8,806
Givaudan (c)	24	22,169
Lonza Group AG (c)	212	18,279
Syngenta AG (c)	431	80,089

		151,923

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Commercial Services (0.1%)
Adecco SA (c)	518	$35,317
SGS SA (c)	11	12,225

		47,542

Computers (0.0%)
Logitech Int’l SA (b) (c)	600	17,282

Engineering & Construction (0.3%)
ABB Ltd. (c)	7,067	126,594

Finance Services (1.5%)
Credit Suisse Group (c)	4,302	300,025
UBS AG (c)	7,456	451,368

		751,393

Food (1.1%)
Nestle SA (c)	1,511	536,138

Hand & Machine Tools (0.0%)
Schindler Holding AG (c)	96	6,018

Healthcare-Products (0.1%)
Nobel Biocare Holding AG (c)	99	29,211
Phonak Holding AG (c)	113	8,970
Straumann Holding AG (c)	13	3,142
Synthes, Inc. (c)	192	22,833

		64,156

Insurance (0.5%)
Swiss Reinsurance (c)	1,316	111,569
Zurich Financial Services AG (c)	557	149,485

		261,054

Leisure (0.0%)
Kuoni Reisen Holding (c)	4	2,140

Machinery-Diversified (0.0%)
Rieter Holding AG (c)	5	2,610
SIG Holding AG (b) (c)	43	14,346

		16,956

Miscellaneous Manufacturing (0.0%)
Sulzer AG (c)	9	10,229

Pharmaceuticals (2.1%)
Novartis AG (c)	8,718	500,980
Roche Holding AG (c)	2,635	471,592
Serono SA (c)	23	20,556

		993,128

26

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate (0.0%)
PSP Swiss Property AG (b) (c)	72	$4,134

Retail (0.3%)
Compagnie Financiere Richemont AG (c)	1,883	109,320
Swatch Group AG (c)	67	2,989
Swatch Group AG, B Shares (c)	145	31,958

		144,267

Semiconductors (0.0%)
Micronas SemiConductor Holding AG (c)	5	110
Unaxis Holding AG (b) (c)	29	14,301

		14,411

Telecommunications (0.1%)
Kudelski SA (c)	5	188
SwissCom AG (c)	76	28,709

		28,897

Transportation (0.0%)
Kuehne & Nagel International AG (c)	135	9,811

		3,275,363

UNITED KINGDOM (21.0%)
Advertising (0.1%)
Aegis Group PLC (c)	1,029	2,812
WPP Group PLC (c)	4,674	63,068

		65,880

Aerospace & Defense (0.4%)
BAE Systems PLC (c)	12,176	101,212
BBA Aviation PLC (c)	2,055	10,940
Cobham PLC (c)	2,683	10,136
Meggitt PLC (c)	750	4,539
Rolls-Royce Group PLC (c)	6,134	53,597

		180,424

Agriculture (0.6%)
British American Tobacco PLC (c)	5,400	151,186
Gallaher Group PLC (c)	2,451	55,111
Imperial Tobacco Group PLC (c)	2,481	97,635

		303,932

Airlines (0.1%)
British Airways PLC (b) (c)	2,433	25,082

Apparel (0.0%)
Burberry Group PLC (c)	1,138	14,332

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Auto Parts & Equipment (0.0%)
GKN PLC (c)	3,145	$17,068

Banks (4.2%)
Barclays PLC (c)	23,496	335,429
HBOS PLC (c)	13,351	295,102
HSBC Holdings PLC (c)	40,799	742,434
Lloyds TSB Group PLC (c)	20,578	231,297
Royal Bank of Scotland Group PLC (c)	11,291	439,365

		2,043,627

Beverages (0.6%)
Diageo PLC (c)	10,360	203,522
SABMiller PLC (c)	2,909	66,785
Scottish & Newcastle PLC (c)	3,180	34,765

		305,072

Building Materials (0.1%)
Hanson PLC (c)	2,967	44,702
Travis Perkins PLC (c)	268	10,384

		55,086

Chemicals (0.1%)
Imperial Chemical Industries PLC (c)	4,268	37,695
Johnson Matthey PLC (c)	588	16,177

		53,872

Commercial Services (0.4%)
AgGreko PLC (c)	141	1,201
Bunzl PLC (c)	874	10,723
Capita Group PLC (c)	2,702	32,033
Davis Service Group PLC (c)	76	749
De La Rue PLC (c)	278	3,498
Experian Group Ltd. (b) (c)	4,145	48,532
Group 4 Securicor PLC (c)	2,950	10,806
Hays PLC (c)	6,209	19,307
Intertek Group PLC (c)	228	3,712
Michael Page International PLC (c)	583	5,148
Rank Group PLC (c)	3,214	14,670
Rentokil Initial PLC (c)	8,611	27,844
Serco Group PLC (c)	976	7,280

		185,503

Computers (0.0%)
LogicaCMG PLC (c)	6,633	24,070

27

GARTMORE VARIABLE INSURANCE TRUST

INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Distribution & Wholesale (0.2%)
Inchcape PLC (c)	1,548	$15,277
Wolseley PLC (c)	2,585	62,335

		77,612

Electric (0.7%)
International Power PLC (c)	5,716	42,568
National Grid PLC (c)	9,296	134,526
Scottish & Southern Energy PLC (c)	2,864	86,964
Scottish Power PLC (c)	5,451	79,697

		343,755

Electronics (0.0%)
ElectroComponents PLC (c)	618	3,536

Engineering & Construction (0.0%)
Amec PLC (c)	1,789	14,701
Balfour Beatty PLC (c)	880	7,607

		22,308

Entertainment (0.1%)
EMI Group PLC (c)	3,302	17,118
Ladbrokes PLC (c)	3,022	24,628
PartyGaming PLC (c)	1,672	1,035
William Hill PLC (c)	1,669	20,596

		63,377

Finance Services (0.4%)
3I Group plc (c)	1,369	26,988
Amvescap PLC (c)	2,787	32,502
Cattles PLC (c)	1,790	15,351
Close Brothers Group PLC (c)	212	4,210
Collins Stewart PLC (b)	453	2,253
ICAP PLC (c)	2,057	19,221
Investec PLC (c)	802	10,319
London Stock Exchange Group PLC (c)	861	22,009
Man Group PLC (c)	6,724	68,623
Provident Financial PLC (c)	492	6,733
Schroders PLC (c)	195	4,254
Tullet Prebon PLC (c)	453	5,755

		218,218

Food (1.0%)
Cadbury Schweppes PLC (c)	7,955	84,952
J Sainsbury PLC (c)	5,912	47,278
Tate & Lyle PLC (c)	2,112	31,725
Tesco PLC (c)	27,592	218,014
Unilever PLC (c)	4,189	116,492

		498,461

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Food Service (0.1%)
Compass Group PLC (c)	6,704	$37,974

Gas (0.2%)
Centrica PLC (c)	13,476	93,242

Healthcare-Products (0.1%)
Smith & Nephew PLC (c)	3,924	40,927

Holding Companies-Diversified (0.0%)
Tomkins PLC (c)	4,194	20,130

Home Builders (0.2%)
Barratt Developments PLC (c)	1,165	28,081
Bellway PLC (c)	207	6,243
Berkeley Group Holdings PLC (b) (c)	197	6,585
Bovis Homes Group PLC (c)	151	3,196
George Wimpey PLC (c)	1,859	20,231
Persimmon PLC (c)	1,040	31,025
Taylor Woodrow PLC (c)	2,925	24,315

		119,676

Household Products (0.2%)
Reckitt Benckiser PLC (c)	2,046	93,320

Insurance (1.0%)
Aviva PLC (c)	8,742	140,222
Friends Provident PLC (c)	7,036	29,831
Legal & General Group PLC (c)	25,300	77,743
Old Mutual PLC (c)	18,963	64,531
Prudential PLC (c)	9,127	124,678
Resolution PLC (c)	2,011	25,211
Standard Life PLC (b) (c)	8,545	49,409

		511,625

Iron & Steel (0.1%)
Corus Group PLC (c)	3,256	33,650

Leisure (0.1%)
Carnival PLC (c)	701	35,408
First Choice Holidays PLC (c)	585	3,250

		38,658

Lodging (0.1%)
InterContinental Hotels Group PLC (c)	1,635	40,382

Media (0.6%)
British Sky Broadcasting PLC (c)	4,436	45,346
Daily Mail & General Trust (c)	686	9,602
Emap PLC (c)	1,045	16,449
ITV PLC (c)	15,452	32,133

28

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Media (continued)
Pearson PLC (c)	3,043	$45,857
Reed Elsevier PLC (c)	4,767	52,277
Reuters Group PLC (c)	5,179	45,012
Trinity Mirror PLC (c)	1,456	13,357
Yell Group PLC (c)	2,317	25,794

		285,827

Mining (1.5%)
Anglo American PLC (c)	5,110	248,656
BHP Billiton PLC (c)	8,974	164,318
Rio Tinto PLC (c)	3,702	196,165
Xstrata PLC (c)	2,132	106,073

		715,212

Miscellaneous Manufacturing (0.2%)
Charter PLC (b) (c)	302	5,332
Cookson Group PLC (c)	965	11,829
IMI PLC (c)	878	8,680
Invensys PLC (b) (c)	2,113	11,333
Smiths Group PLC (c)	2,330	45,146

		82,320

Oil & Gas (2.8%)
Acergy SA (b) (c)	500	9,544
BG Group PLC (c)	12,948	176,041
BP PLC (c)	70,935	790,893
Royal Dutch Shell PLC (c)	9,731	340,176

		1,316,654

Packaging & Containers (0.0%)
Rexam PLC (c)	2,351	24,136

Pharmaceuticals (1.7%)
AstraZeneca PLC (c)	5,679	304,304
GlaxoSmithKline PLC (c)	20,617	542,582

		846,886

Real Estate (0.5%)
British Land Co PLC (c)	2,051	68,607
Brixton PLC (c)	414	4,654
Great Portland Estates PLC (c)	132	1,788
Hammerson PLC (c)	1,234	38,020
Land Securities Group PLC (c)	1,818	82,440
Liberty International PLC (c)	684	18,665
Slough Estates PLC (c)	1,521	23,322

		237,496

Recycling (0.0%)
Biffa PLC	1,388	8,342

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Retail (0.7%)
Boots Group PLC (c)	2,877	$47,087
Carphone Warehouse Group PLC (c)	569	3,486
DSG International PLC (c)	7,338	27,427
Enterprise Inns PLC (c)	1,378	36,426
HMV Group PLC (c)	2,505	6,998
Home Retail Group	3,572	28,671
Kesa Electricals PLC (c)	2,778	18,402
Kingfisher PLC (c)	8,973	41,832
Marks & Spencer Group PLC (c)	6,038	84,604
Next PLC (c)	997	35,037
Punch Taverns PLC (c)	1,017	25,426
Signet Group PLC (c)	4,040	9,413
Whitbread PLC (c)	1,018	33,276

		398,085

Semiconductors (0.0%)
ARM Holdings PLC (c)	5,645	13,843
CSR PLC (b) (c)	730	9,238

		23,081

Software (0.1%)
Misys PLC (c)	2,787	11,762
Sage Group PLC (c)	4,661	24,646

		36,408

Telecommunications (1.5%)
BT Group PLC (c)	30,063	177,589
Cable & Wireless PLC (c)	9,602	29,536
Vodafone Group PLC (c)	186,427	514,779

		721,904

Transportation (0.1%)
Arriva PLC (c)	1,121	16,701
FirstGroup PLC (c)	923	10,351
National Express Group PLC (c)	214	4,715
StageCoach Group PLC (c)	1,633	4,880

		36,647

Water (0.2%)
Kelda Group PLC (c)	1,585	28,655
Severn Trent PLC (c)	1,037	29,829
United Utilities PLC (c)	3,538	53,963

		112,447

		10,376,244

Total Common Stocks		46,016,151

29

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

Shares or Principal Amount		Value

PREFERRED STOCKS (0.0%)
GERMANY (0.0%)
Electric (0.0%)
RWE AG (c)	83	$7,853

Media (0.0%)
ProSiebenSat.1 Media AG (c)	176	5,588

Total Preferred Stocks		13,441

WARRANTS (0.0%)
JAPAN (0.0%)
Mining (0.0%)
Dowa Mining, expiring 01/29/10 (b)	1,000	0

Total Warrants		0

EXCHANGE TRADED FUNDS (3.8%)
UNITED STATES (3.8%)
iShares MSCI EAFE Index Fund	25,684	1,880,582

Total Exchange Traded Funds		1,880,582

Shares or Principal Amount	Value
Repurchase Agreements (0.7%)
JP Morgan Chase, 5.20% dated 12/29/06, due 01/02/07, repurchase price $321,307, collateralized by U.S. Government Agency Mortgages with a market value of $327,543	$321,121

Total Repurchase Agreements	321,121

Total Investments (Cost $44,762,351) (a) — 97.8%	48,231,295
Other assets in excess of liabilities — 2.2%	1,064,316

NET ASSETS — 100.0%	$49,295,611

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depository Receipt

At December 31, 2006 the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
3	Omsx30 Index	01/26/07	$50,574	$757
2	Topix Index	03/09/07	282,796	12,846
1	S&P ASX 200 Index	03/16/07	111,381	3,248
9	DJ Euro Stoxx 50	03/16/07	493,816	9,444
3	FTSE 100	03/16/07	365,074	2,683
			$1,303,641	$28,978

30

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INTERNATIONAL INDEX FUND

Statement of Investments — December 31, 2006 (continued)

At December 31, 2006, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

Currency	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australia Dollar	02/09/07	13,100	$10,021	$10,326	$(305)
Swiss Franc	02/09/07	43,700	36,396	36,009	387
Euro	02/09/07	141,300	185,183	186,867	(1,684)
British Sterling Pound	02/09/07	21,200	40,796	41,512	(716)
Japanese Yen	02/09/07	6,942,000	59,334	58,657	677
Swedish Krone	02/09/07	56,000	8,047	8,207	(160)
Total Short Contracts			$339,777	$341,578	$(1,801)
Long Contracts:
Australia Dollar	02/09/07	13,100	$10,088	$10,326	$238
Swiss Franc	02/09/07	66,500	54.043	54,797	754
Euro	02/09/07	228,700	296,787	302,452	5,665
British Sterling Pound	02/09/07	28,800	55,765	56,394	629
Japanese Yen	02/09/07	22,272,700	191,300	188,195	(3,105)
Swedish Krone	02/09/07	104,600	14,850	15,330	480
Total Long Contracts			$622,833	$627,495	$4,662

See notes to financial statements.

31

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GARTMORE INTERNATIONAL INDEX FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value (cost $44,441,230)	$47,910,174
Repurchase agreements, at cost and value	321,121

Total Investments	48,231,295

Deposits with brokers for futures	47,161
Foreign currency, at value (cost $928,341)	933,151
Interest and dividends receivable	50,269
Receivable for capital shares issued	27,513
Unrealized appreciation on forward foreign currency contracts	9,270
Unrealized appreciation on futures contracts	28,978
Receivable from adviser	22,914
Reclaims receivable	11,944

Total Assets	49,362,495

Liabilities:
Payable for investments purchased	36,670
Unrealized depreciation on forward foreign currency contracts	6,411
Accrued expenses and other payables:
Fund administration and transfer agent fees	11,558
Distribution fees	1,680
Administrative servicing fees	1,672
Compliance program fees (Note 3)	416
Other	8,477

Total Liabilities	66,884

Net Assets	$49,295,611

Represented by:
Capital	$45,538,062
Accumulated net investment income (loss)	73,742
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	171,805
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,512,002

Net Assets	$49,295,611

Net Assets:
Class II Shares	$1,095
Class VI Shares	350,392
Class VII Shares	1,093
Class VIII Shares	5,030,724
Class ID Shares	43,912,307

Total	$49,295,611

Shares outstanding (unlimited number of shares authorized):
Class II Shares	101
Class VI Shares	32,414
Class VII Shares	101
Class VIII Shares	465,761
Class ID Shares	4,056,494

Total	4,554,871

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class):*
Class II Shares	$10.82	(a)
Class VI Shares	$10.81
Class VII Shares	$10.82
Class VIII Shares	$10.80
Class ID Shares	$10.83

(a)	The NAV reported above represents the traded NAV at December 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Not subject to a front-end sales charge.

See notes to financial statements.

32

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE INTERNATIONAL INDEX FUND

Statement of Operations

For the period ended December 31, 2006 (a)

Investment Income:
Interest income	$33,092
Dividend income (net of foreign withholding tax of $59,218)	684,721

Total Income	717,813

Expenses:
Investment advisory fees	76,237
Fund administration and transfer agent fees	75,073
Distribution fees Class II Shares	2
Distribution fees Class VI Shares	242
Distribution fees Class VII Shares	2
Distribution fees Class VIII Shares	5,485
Administrative servicing fees Class VI Shares	139
Administrative servicing fees Class VII Shares	2
Administrative servicing fees Class VIII Shares	1,532
Professional fees	6,601
Printing fees	17,468
Trustee fees	1,037
Compliance program fees (Note 3)	823
Other	433

Total expenses before reimbursed expenses	185,076
Expenses reimbursed	(73,132)

Net Expenses	111,944

Net Investment Income (Loss)	605,869

REALIZED/UNREALIZED GAIN (LOSSES):
Net realized gains (losses) on investment transactions	$123,607
Net realized gains (losses) on futures	48,199
Net realized gains (losses) on foreign currency transactions	80,363

Net realized gains (losses) on investment, futures and foreign transactions	252,169
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,512,002

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	3,764,171

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,370,040

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

33

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE INTERNATIONAL INDEX FUND

Statement of Changes in Net Assets

Period Ended December 31, 2006 (a)
From Investment Activities:
Operations:
Net investment income (loss)	$605,869
Net realized gains (losses) on investment, futures and foreign currency transactions	252,169
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,512,002

Change in net assets resulting from operations	4,370,040

Distributions to Class II shareholders from:
Net investment income	(12)
Distributions to Class VI shareholders from:
Net investment income	(2,922)
Distributions to Class VII shareholders from:
Net investment income	(10)
Distributions to Class VIII shareholders from:
Net investment income	(37,620)
Distributions to Class ID shareholders from:
Net investment income	(572,439)

Change in net assets from shareholder distributions	(613,003)

Change in net assets from capital transactions	45,538,574

Change in net assets	49,295,611
Net Assets:
Beginning of period	—

End of period	$49,295,611

Accumulated net investment income (loss) at end of period	$73,742

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$1,000
Dividends reinvested	12

1,012

Class VI Shares
Proceeds from shares issued	344,604
Dividends reinvested	2,922
Cost of shares redeemed (b)	(17,874)

329,652

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	10

1,010

Class VIII Shares
Proceeds from shares issued	4,931,805
Dividends reinvested	37,620
Cost of shares redeemed (b)	(337,365)

4,632,060

34

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE INTERNATIONAL INDEX FUND

Statement of Changes in Net Assets (continued)

Period Ended December 31, 2006 (a)
Class ID Shares
Proceeds from shares issued	$40,002,401
Dividends reinvested	572,439

40,574,840

Change in net assets from capital transactions	$45,538,574

SHARE TRANSACTIONS:
Class II Shares
Issued	100
Reinvested	1

101

Class VI Shares
Issued	33,926
Reinvested	279
Redeemed	(1,791)

32,414

Class VII Shares
Issued	100
Reinvested	1

101

Class VIII Shares
Issued	496,578
Reinvested	3,562
Redeemed	(34,379)

465,761

Class ID Shares
Issued	4,000,100
Reinvested	56,394

4,056,494

Total change in shares	4,554,871

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Includes redemption fees, if any.

See notes to financial statements.

35

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT International Index Fund

	Net Asset Value, Beginning of Period	Investment Activities			Distributions		Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions				Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2006(c)	$10.00	0.12	0.82	0.94	(0.12)	(0.12)	$10.82	9.57%	(d)	$1	0.76%	(e)	1.83%	(e)	1.29%	(e)	1.30%	(e)	10.94%

Class VI Shares
Period Ended December 31, 2006(c)	$10.00	0.07	0.86	0.93	(0.12)	(0.12)	$10.81	9.42%	(d)	$350	0.76%	(e)	1.25%	(e)	1.13%	(e)	0.88%	(e)	10.94%

Class VII Shares
Period Ended December 31, 2006(c)	$10.00	0.10	0.82	0.92	(0.10)	(0.10)	$10.82	9.26%	(d)	$1	0.97%	(e)	1.57%	(e)	1.50%	(e)	1.04%	(e)	10.94%

Class VIII Shares
Period Ended December 31, 2006(c)	$10.00	0.07	0.85	0.92	(0.12)	(0.12)	$10.80	9.30%	(d)	$5,031	0.88%	(e)	0.98%	(e)	1.35%	(e)	0.51%	(e)	10.94%

Class ID Shares
Period Ended December 31, 2006(c)	$10.00	0.14	0.83	0.97	(0.14)	(0.14)	$10.83	9.83%	(d)	$43,912	0.37%	(e)	2.21%	(e)	0.62%	(e)	1.96%	(e)	10.94%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(d)	Not annualized.

(e)	Annualized.

See notes to financial statements.

36

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the GVIT International Index Fund (the “Fund”). The Trust currently operates thirty-six (36) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign

37

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Credit Suisse First Boston, Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

38

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2006, the Fund did not have securities on loan.

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as Gartmore Global Investments, Inc. (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as Gartmore Global Asset Management Trust (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser. BlackRock Investment Management, LLC (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Effective September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) and BlackRock, Inc. (“BlackRock”) completed a transaction involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (“FAM”), to create a new BlackRock, an independent company. Prior to September 29, 2006, FAM was the subadviser for the Funds.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the period ended December 31, 2006:

Fee Schedule	Total Fees
$0 up to $1.5 billion	0.27%
$1.5 billion up to $3 billion	0.26%
$3 billion or more	0.25%

From such fees, pursuant to the subadvisory agreement, GMF paid the subadviser $31,059 for the year ended December 31, 2006.

40

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 0.37% until at least May 1, 2007.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

For the period ended December 31, 2006, the cumulative potential reimbursements for all classes of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF, would be:

Period ended December 31, 2006
$73,132

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion up to $3 billion	0.10%
$3 billion up to $8 billion	0.05%
$8 billion up to $10 billion	0.04%
$10 billion up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II, Class VI, Class VII and Class VIII shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of Class II, Class VI, Class VII, and Class VIII shares of the Fund at an annual rate not to exceed 0.25% for Class II and Class VI shares and 0.40% for Class VII and Class VIII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II, Class VI, Class VII and Class VIII shares of the Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committee of the Trust and Gartmore Variable Insurance Trust, the Trust has agreed to reimburse GSA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2006, the Fund’s portion of such costs amounted to $823.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI and Class VIII shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI and Class VIII shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI and Class VIII shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the period ended December 31, 2006, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,425.

5. Investment Transactions

For the period ended December 31, 2006, (excluding short-term securities) the Fund had purchases of $48,945,059 and sales of $4,605,131.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit for the year ended December 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2006 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2006	$613,003	$—	$613,003	$—	$613,003

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$273,942	$—	$273,942	$—	$—	$3,483,607	$3,757,549

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,787,886	$4,786,651	$(1,343,242)	$3,443,409

10. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable

43

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2006

(or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

December 31, 2006

To the Board of Trustees and Shareholders of

Gartmore Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT International Index Fund (a series of Gartmore Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2007

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information

December 31, 2006 (Unaudited)

1. Other Federal Tax Information

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2006, the Fund had $0.01 per share of foreign source income.

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Management Information

December 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None
Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None
Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None
Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	89	None
Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None
Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	89	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 26 of its trustees, and is currently Chair of its Audit Committee and one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information

December 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
John H. Grady NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President of NWD Investment Group, the asset management operations of Nationwide Mutual Insurance Company, which includes Gartmore Mutual Fund Capital Trust (“GMFCT”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], NorthPointe Capital LLC (“NorthPointe”)[3], Gartmore SA Capital Trust (“GSA”)[3], Gartmore Investor Services Inc. (“GISI”)[3] and Gartmore Distribution Services, Inc. (“GDSI”)[3]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A
Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc.

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Management Information

December 31, 2006 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A
Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A
Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

51

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$271,160	$391,052
Audit-Related Fees[1]	$17,000	$16,000
Tax Fees[2]	$81,675	$105,621
All Other Fees	$0	$0
Total	$369,835	$512,673

[1]	Services include security counts performed under Rule 17f-2 of the 1940 Act.

[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment advisers (i.e., Gartmore Mutual Fund Capital Trust, NWD Investments (formerly “Gartmore Global Asset Management Trust”, and Gartmore Morley Capital Management, Inc.) (hereinafter referred to collectively as “NWD Investments” (formerly “Gartmore Global Investments)or “ “NWD”), and any service provider to the registrant controlling, controlled by, or under common control with NWD that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NWD and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NWD or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NWD, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	None	None
Tax Fees	None	13,825	[1]
All Other Fees	None	None
Total	None	None

[1]	Relates to expatriate tax compliance and advisory services to NWD Investments for employees on international assignment including local tax return preparation in overseas locations.

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to GGI and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended December 31, 2006, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was __0% [if over 50%].

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended December 31, 2005, and December 31, 2006, were $ 3,984,969 , and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Company.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JOHN H. GRADY
	Name:	John H. Grady
	Title:	President & Principal Executive Officer
	Date:	March 6, 2007

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	March 6, 2007

Include a code of ethics or amendment to a code of ethics filed under Item 11(a) of Form N-CSR in a single EDGAR exhibit named EX-99.CODE ETH.